As filed with the U.S. Securities and Exchange Commission on November 21, 2017

Registration No. 333-

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

POWERSHARES EXCHANGE-TRADED

SELF-INDEXED FUND TRUST

(Exact Name as Specified in Charter)

3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515

(Address of Principal Executive Office)

Registrant’s Telephone Number, including Area Code (800) 983-0903

Anna Paglia, Esquire

3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515

(Name and Address of Agent for Service)

With Copies to:

Alan P. Goldberg Stradley Ronon Stevens & Young LLP 191 North Wacker Drive, Suite 1601	Eric S. Purple Stradley Ronon Stevens & Young LLP 1250 Connecticut Ave, NW, Suite 500
Chicago, Illinois 60606	Washington, DC 20036

Approximate Date of Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

Title of Securities Being Offered: Shares of Beneficial Interest, no par value, of PowerShares BulletShares 2018 Corporate Bond Portfolio, PowerShares BulletShares 2018 High Yield Corporate Bond Portfolio, PowerShares BulletShares 2019 Corporate Bond Portfolio, PowerShares BulletShares 2019 High Yield Corporate Bond Portfolio, PowerShares BulletShares 2020 Corporate Bond Portfolio, PowerShares BulletShares 2020 High Yield Corporate Bond Portfolio, PowerShares BulletShares 2021 Corporate Bond Portfolio, PowerShares BulletShares 2021 High Yield Corporate Bond Portfolio, PowerShares BulletShares 2022 Corporate Bond Portfolio, PowerShares BulletShares 2022 High Yield Corporate Bond Portfolio, PowerShares BulletShares 2023 Corporate Bond Portfolio, PowerShares BulletShares 2023 High Yield Corporate Bond Portfolio, PowerShares BulletShares 2024 Corporate Bond Portfolio, PowerShares BulletShares 2024 High Yield Corporate Bond Portfolio, PowerShares BulletShares 2025 Corporate Bond Portfolio, PowerShares BulletShares 2025 High Yield Corporate Bond Portfolio, PowerShares BulletShares 2026 Corporate Bond Portfolio, PowerShares BulletShares 2027 Corporate Bond Portfolio, PowerShares Defensive Equity Portfolio, PowerShares Multi-Factor Large Cap Portfolio and PowerShares U.S. Large Cap Optimized Volatility Portfolio.

An indefinite amount of the Registrant’s securities will be registered under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. In reliance upon such Rule, no filing fee is paid at this time.

It is proposed that this filing will become effective on December 21, 2017 pursuant to Rule 488.

Claymore Exchange-Traded Fund Trust	Claymore Exchange-Traded Fund Trust 2

227 West Monroe Street

Chicago, Illinois 60606

[DATE]

Dear Shareholder:

I am writing to invite you to the special joint meeting (together with any postponements or adjournments thereof, the “Meeting”) of the shareholders of each series of Claymore Exchange-Traded Fund Trust and Claymore Exchange-Traded Fund Trust 2 (each, a “Trust,” and together, the “Trusts”) identified in the enclosed Notice of Joint Special Meeting of Shareholders (the “Notice”) to be held at 1:00 p.m. Central time at the Trusts’ offices at 227 West Monroe Street, Chicago, Illinois 60606 on February 16, 2018. The purpose of the Meeting is to vote on a proposal that affects each fund identified in the Notice (each a “Claymore Fund,” and collectively, the “Claymore Funds”).

On September 28, 2017, Guggenheim Capital LLC entered into an agreement to sell its exchange-traded funds business to Invesco Ltd., a leading independent global investment management company (the “Transaction”). In connection with the Transaction, the Board of Trustees (the “Board”) of each Trust has approved, pursuant to an Agreement and Plan of Reorganization (the “Plan of Reorganization”), the transfer of the assets of each Claymore Fund to a corresponding, newly formed series (each, a “PowerShares Fund,” and collectively, the “PowerShares Funds”) of the PowerShares by Invesco family of funds (the “Reorganization”). The Reorganization would occur by transferring all or substantially all of the assets and substantially all of the liabilities of each Claymore Fund to a corresponding PowerShares Fund with the same investment objective, as well as substantially the same principal investment strategies and principal investment risks, as the corresponding Claymore Fund. If shareholders approve the Plan of Reorganization, and certain other closing conditions are met, you will receive a number of shares of beneficial interest of the corresponding PowerShares Fund (and cash with respect to any fractional shares held) equal in value to the net asset value of the shares of your Claymore Fund(s) immediately prior to the Reorganization.

Each Claymore Fund, except the Guggenheim Ultra Short Duration ETF and Guggenheim Total Return Bond ETF, is an index fund that seeks investment results that correspond generally to the performance, before fees and expenses, of an underlying index. The Guggenheim Ultra Short Duration ETF and Guggenheim Total Return Bond ETF are actively managed funds that will be reorganized into PowerShares Ultra Short Duration Portfolio and the PowerShares Total Return Board Portfolio, respectively. Upon the closing of the Reorganization (the “Closing”), each PowerShares Fund will have the same investment objective, and, for each index fund, will seek to track the same underlying index, as its corresponding Fund. Similar to the Guggenheim Ultra Short Duration ETF and Guggenheim Total Return Bond ETF, the PowerShares Ultra Short Duration Portfolio and PowerShares Total Return Bond Portfolio will be actively managed. Although the PowerShares Funds will be advised by a different investment adviser, each PowerShares Fund’s investment objective will be the same, and its principal investment strategies and principal investment risks will be substantially the same, as those of its corresponding Claymore Fund at the time of the Closing. In addition, the fees and annual fund operating expense ratio of each PowerShares Fund (after waivers) will be the same as, or lower than, the fees and annual fund operating expense ratio of its corresponding Claymore Fund as of September 28, 2017 and through the later of: (i) two years from the Closing; or (ii) each Claymore Fund’s cap expiration date as listed in its then current registration statement on September 28, 2017. Thereafter, the annual fund operating expense ratio (after waivers) may change.

Guggenheim Funds Investment Advisors, LLC serves as the investment adviser for each Claymore Fund, except the Guggenheim Total Return Bond ETF, which is managed by Guggenheim Partners Investment Management, LLC. Each Claymore Fund’s investment adviser has recommended that the Board of each Trust approve the Plan of Reorganization for each Fund.

After careful consideration of the proposed Reorganization, the Board of each Trust determined that the Reorganization is in the best interests of each Claymore Fund and recommends that shareholders of each Claymore Fund vote FOR the Plan of Reorganization.

You can vote in one of four ways:

•	By mail with the enclosed proxy card and enclosed postage-paid envelope,

•	Through the web site listed in the proxy voting instructions,

•	By telephone using the toll-free number listed in the proxy voting instructions, or

•	In person at the Meeting.

We encourage you to vote over the Internet or by telephone, using the voting control number that appears on your proxy card. The enclosed combined Proxy Statement and Prospectus contains further information about the proposed Reorganization and the PowerShares Funds. Your vote is extremely important, so we ask that you please read the enclosed materials and submit your vote. If you have questions, please call AST Fund Solutions, LLC, our proxy solicitor, at [    ].

Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the applicable Trust prior to the Meeting, or by voting in person at the Meeting.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

/s/ Amy J. Lee
Amy J. Lee President Claymore Exchange-Traded Fund Trust Claymore Exchange-Traded Fund Trust 2

Claymore Exchange-Traded Fund Trust	Claymore Exchange-Traded Fund Trust 2

227 West Monroe Street

Chicago, Illinois 60606

NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS

Notice is hereby given that a Special Joint Meeting of Shareholders of the Claymore Exchange Traded Fund Trust and Claymore Exchange-Traded Fund Trust 2 (each, a “Claymore Trust,” and together, the “Claymore Trusts”) will be held at the Trusts’ offices at 227 West Monroe Street, Chicago, Illinois 60606, on February 16, 2018, at 1:00 p.m. Central time (together with any postponements or adjournments thereof, the “Meeting”). The Meeting will be held on behalf of each of the Claymore Trusts’ series listed below (each, a “Claymore Fund,” and collectively, the “Claymore Funds”):

Claymore Exchange-Traded Fund Trust
Guggenheim BRIC ETF	Guggenheim BulletShares 2020 High Yield Corporate Bond ETF
Guggenheim Dow Jones Industrial Average Dividend ETF	Guggenheim BulletShares 2021 Corporate Bond ETF
Guggenheim Insider Sentiment ETF	Guggenheim BulletShares 2021 High Yield Corporate Bond ETF
Guggenheim Mid-Cap Core ETF	Guggenheim BulletShares 2022 Corporate Bond ETF
Guggenheim Multi-Asset Income ETF	Guggenheim BulletShares 2022 High Yield Corporate Bond ETF
Guggenheim Raymond James SB-1 Equity ETF	Guggenheim BulletShares 2023 Corporate Bond ETF
Guggenheim S&P Spin-Off ETF	Guggenheim BulletShares 2023 High Yield Corporate Bond ETF
Wilshire Micro-Cap ETF	Guggenheim BulletShares 2024 Corporate Bond ETF
Wilshire US REIT ETF	Guggenheim BulletShares 2024 High Yield Corporate Bond ETF
Guggenheim S&P Global Dividend Opportunities Index ETF	Guggenheim BulletShares 2025 Corporate Bond ETF
Guggenheim BulletShares 2018 Corporate Bond ETF	Guggenheim BulletShares 2025 High Yield Corporate Bond ETF
Guggenheim BulletShares 2018 High Yield Corporate Bond ETF	Guggenheim BulletShares 2026 Corporate Bond ETF
Guggenheim BulletShares 2019 Corporate Bond ETF	Guggenheim BulletShares 2027 Corporate Bond ETF
Guggenheim BulletShares 2019 High Yield Corporate Bond ETF	Guggenheim Defensive Equity ETF
Guggenheim BulletShares 2020 Corporate Bond ETF	Guggenheim Ultra Short Duration ETF

Claymore Exchange-Traded Fund Trust 2
Guggenheim Canadian Energy Income ETF	Guggenheim MSCI Global Timber ETF
Guggenheim China All-Cap ETF	Guggenheim Shipping ETF
Guggenheim China Real Estate ETF	Guggenheim S&P Global Water Index ETF
Guggenheim China Small Cap ETF	Guggenheim S&P High Income Infrastructure ETF
Guggenheim China Technology ETF	Guggenheim Solar ETF
Guggenheim Frontier Markets ETF	Guggenheim U.S. Large Cap Optimized Volatility ETF
Guggenheim International Multi-Asset Income ETF	Guggenheim Total Return Bond ETF

At the Meeting, shareholders of the Claymore Funds will be asked to vote to approve a proposal to reorganize each Claymore Fund into a corresponding fund that will be part of the PowerShares by Invesco family of funds (the “Reorganization”). The Reorganization would occur pursuant to the terms of an Agreement and Plan of Reorganization (the “Plan of Reorganization”), which provides for the transfer of all or substantially all of the assets and substantially all of the liabilities of each Claymore Fund to a corresponding, newly formed series of the PowerShares by Invesco family of funds (each, a “PowerShares Fund”), in exchange for shares of the corresponding PowerShares Fund, and the distribution of such PowerShares Fund shares to the shareholders of each Claymore Fund in complete liquidation of such Fund. If shareholders of a Claymore Fund approve the Plan of Reorganization, and certain other closing conditions are met or waived, shareholders of the Claymore Fund will receive a number of shares of beneficial interest of its corresponding PowerShares Fund (and cash with respect to any fractional shares held) equal in value to the net asset value of the shares of the Claymore Fund immediately prior to the closing of the Reorganization. Each PowerShares Fund will have identical investment objectives, and substantially the same principal investment strategies and principal investment risks, as its corresponding Claymore Fund.

The Board of Trustees of each Claymore Trust recommends that shareholders of each Claymore Fund vote FOR the Plan of Reorganization.

Shareholders of record of the Claymore Funds at the close of business on December 20, 2017 are entitled to notice of, and to vote at, the Meeting, even if such shareholders no longer own shares of the Claymore Funds. The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting, including any adjournments or postponements of the Meeting.

The proposal to reorganize the Claymore Funds is discussed in detail in the Combined Proxy Statement and Prospectus attached to this notice. Please read those materials carefully for information concerning the proposal.

You are requested to complete, date, and sign the enclosed proxy card(s) and return it (them) promptly in the envelope provided for that purpose. Your proxy card(s) also provides instructions for voting via telephone or the Internet if you wish to take advantage of these voting options. Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy, by giving written notice of revocation to a Claymore Trust prior to the Meeting, or by voting in person at the Meeting.

By Order of the Boards of Trustees of the Claymore Trusts,

/s/ Amy J. Lee
President Claymore Exchange-Traded Fund Trust Claymore Exchange-Traded Fund Trust 2

[DATE]

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD(S) IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD(S) BE RETURNED PROMPTLY.

FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY TELEPHONE OR INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. IF YOU VOTE BY TELEPHONE OR VIA THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD(S) UNLESS YOU ELECT TO CHANGE YOUR VOTE.

THE INFORMATION IN THIS COMBINED PROXY STATEMENT AND PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS COMBINED PROXY STATEMENT AND PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES, AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

SUBJECT TO COMPLETION, DATED NOVEMBER 21, 2017

CLAYMORE FUNDS 227 West Monroe Street Chicago, Illinois 60606 [(312) 827-0100]	POWERSHARES FUNDS 3500 Lacey Road, Suite 700 Downers Grove, Illinois 60515 (800) 983-0903

Combined Proxy Statement and Prospectus

                , 2017

Introduction

This Combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is being furnished to shareholders of the following series (each a “Claymore Fund,” and collectively, the “Claymore Funds”) of Claymore Exchange-Traded Fund Trust (“Claymore Trust 1”) and Claymore Exchange-Traded Fund Trust 2 (“Claymore Trust 2,” and together with Claymore Trust 1, the “Claymore Trusts”) in connection with the solicitation by each Claymore Trust’s Board of Trustees (the “Claymore Board”) of proxies to be used at a special joint meeting of shareholders of the Claymore Funds:

Claymore Exchange-Traded Fund Trust
Guggenheim BRIC ETF	Guggenheim BulletShares 2020 High Yield Corporate Bond ETF
Guggenheim Dow Jones Industrial Average Dividend ETF	Guggenheim BulletShares 2021 Corporate Bond ETF
Guggenheim Insider Sentiment ETF	Guggenheim BulletShares 2021 High Yield Corporate Bond ETF
Guggenheim Mid-Cap Core ETF	Guggenheim BulletShares 2022 Corporate Bond ETF
Guggenheim Multi-Asset Income ETF	Guggenheim BulletShares 2022 High Yield Corporate Bond ETF
Guggenheim Raymond James SB-1 Equity ETF	Guggenheim BulletShares 2023 Corporate Bond ETF
Guggenheim S&P Spin-Off ETF	Guggenheim BulletShares 2023 High Yield Corporate Bond ETF
Wilshire Micro-Cap ETF	Guggenheim BulletShares 2024 Corporate Bond ETF
Wilshire US REIT ETF	Guggenheim BulletShares 2024 High Yield Corporate Bond ETF
Guggenheim S&P Global Dividend Opportunities Index ETF	Guggenheim BulletShares 2025 Corporate Bond ETF
Guggenheim BulletShares 2018 Corporate Bond ETF	Guggenheim BulletShares 2025 High Yield Corporate Bond ETF
Guggenheim BulletShares 2018 High Yield Corporate Bond ETF	Guggenheim BulletShares 2026 Corporate Bond ETF
Guggenheim BulletShares 2019 Corporate Bond ETF	Guggenheim BulletShares 2027 Corporate Bond ETF
Guggenheim BulletShares 2019 High Yield Corporate Bond ETF	Guggenheim Defensive Equity ETF
Guggenheim BulletShares 2020 Corporate Bond ETF	Guggenheim Ultra Short Duration ETF

Claymore Exchange-Traded Fund Trust 2
Guggenheim Canadian Energy Income ETF	Guggenheim MSCI Global Timber ETF
Guggenheim China All-Cap ETF	Guggenheim Shipping ETF
Guggenheim China Real Estate ETF	Guggenheim S&P Global Water Index ETF
Guggenheim China Small Cap ETF	Guggenheim S&P High Income Infrastructure ETF
Guggenheim China Technology ETF	Guggenheim Solar ETF
Guggenheim Frontier Markets ETF	Guggenheim U.S. Large Cap Optimized Volatility ETF
Guggenheim International Multi-Asset Income ETF	Guggenheim Total Return Bond ETF

The special joint meeting of shareholders will be held at the offices of the Claymore Trusts, 227 West Monroe Street, Chicago, Illinois 60606 on February 16, 2018, at 1:00 p.m., Central time (together with any postponements or adjournments thereof, the “Meeting”).

The purpose of the Meeting is to permit shareholders of each Claymore Fund to vote on a proposed Agreement and Plan of Reorganization (the “Plan of Reorganization”) that provides for the reorganization (the “Reorganization”) of each Claymore Fund into a corresponding, newly formed series of the PowerShares by Invesco family of funds identified on Appendix A of this Proxy Statement/Prospectus (each, a “PowerShares Fund,” and collectively, the “PowerShares Funds”). Each PowerShares Fund is a series of PowerShares Exchange-Traded Fund Trust (“PowerShares Trust I”), PowerShares Exchange-Traded Fund Trust II (“PowerShares Trust II”), PowerShares Exchange-Traded Self-Indexed Fund Trust (“PowerShares Self-Indexed Trust”), or PowerShares Actively Managed Exchange-Traded Fund Trust (“PowerShares Actively Managed Trust”), as identified on Appendix A. PowerShares Trust I, PowerShares Trust II, PowerShares Self-Indexed Trust and PowerShares Actively Managed Trust are each referred to in this Proxy Statement/Prospectus individually as a “PowerShares Trust,” and collectively as the “PowerShares Trusts.”

The purpose of this Proxy Statement/Prospectus is to solicit shareholder approval of the Plan of Reorganization. Pursuant to the Plan of Reorganization, it is proposed that each Claymore Fund will be reorganized into the corresponding PowerShares Fund listed directly opposite such Claymore Fund in Appendix A.

The Reorganization involves the transfer of all or substantially all of the assets and substantially all of the liabilities of each Claymore Fund to the corresponding PowerShares Fund, in exchange for shares of the corresponding PowerShares Fund (and cash with respect to any fractional shares) with an aggregate net asset value (“NAV”) equal to the net value of the assets and liabilities transferred by each Claymore Fund as of the close of business on the business day before the closing date of the Reorganization. After that exchange, shares of each PowerShares Fund received by its corresponding Claymore Fund will be distributed pro rata to such Claymore Fund’s shareholders in liquidation of the Claymore Fund. Therefore, if the Reorganization occurs and, as of the closing date of the Reorganization, you own shares of a Claymore Fund,, you will become a shareholder of a PowerShares Fund.

For federal income tax purposes, the Reorganization is not expected to result in income, gain or loss being recognized by any Claymore Fund or its shareholders (except with respect to cash received by a shareholder in lieu of fractional shares, if any).

The Claymore Funds are series of the Claymore Trusts, each an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and organized as a Delaware statutory trust. Each Claymore Fund, except the Guggenheim Ultra Short Duration ETF and Guggenheim Total Return Bond ETF, is an index fund that seeks investment results that correspond generally to the performance, before fees and expenses, of an underlying index (individually, a “Claymore Index Fund,” and collectively, the “Claymore Index Funds”). The Guggenheim Ultra Short Duration ETF and Guggenheim Total Return Bond ETF are actively managed funds that will be reorganized into PowerShares Ultra Short Duration Portfolio and the PowerShares Total Return Board Portfolio, respectively. The PowerShares Funds are newly organized series of the respective PowerShares Trusts, which are open-end management investment companies registered under the 1940 Act and organized as Massachusetts business trusts, with respect to PowerShares Trust I and PowerShares Trust II, and as Delaware statutory trusts, with respect to PowerShares Self-Indexed Trust and PowerShares Actively Managed Trust. Each PowerShares Fund is a “shell” fund that has been recently created, has not yet commenced operations and either has no assets or liabilities, or de minimis assets incident to its organization. Each PowerShares Fund was formed in connection with the Plan and the Reorganization to continue the business of its corresponding Claymore Fund. The PowerShares Funds will not commence operations until the completion of the Reorganization, which is subject to shareholder approval and certain other closing conditions. Once operational, each PowerShares Fund will have the same investment objective as its corresponding Claymore Fund, and each index fund (individually, a “PowerShares Index Fund,” and collectively, the “PowerShares Index Funds”) will seek to track the same underlying index as its corresponding Claymore Index Fund. Similar to the Guggenheim Ultra Short Duration ETF and Guggenheim Total Return Bond ETF, the PowerShares Ultra Short Duration Portfolio and PowerShares Total Return Bond Portfolio (individually, a “PowerShares Active Fund,” and collectively, the “PowerShares Active Funds”) will be actively managed, with the same principal investment strategies as the corresponding actively managed Claymore Fund.

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Guggenheim Funds Investment Advisors, LLC (“GFIA”) currently serves as the investment adviser to the Claymore Funds, except the Guggenheim Total Return Bond ETF. Guggenheim Partners Investment Management, LLC (“GPIM,” and together with GFIA, the “Claymore Advisers”) currently serves as the investment adviser to the Guggenheim Total Return Bond ETF, and as the sub-adviser to the Wilshire US REIT ETF and Guggenheim Ultra Short Duration ETF. Invesco PowerShares Capital Management LLC (“IPCM”) will serve as the investment adviser to the PowerShares Funds. Invesco Advisers, Inc. (“Invesco Advisers”) will serve as the sub-adviser to the PowerShares Active Funds. In addition to different investment advisers, certain of the PowerShares Funds’ service providers, including the distributor, auditor and administrator, will differ from those of the Claymore Funds. The Boards of Trustees of the PowerShares Funds (collectively, the “PowerShares Board” and together with the Rydex Board, the “Boards”) and the officers of the PowerShares Funds also will differ from those of the Claymore Funds. While certain service providers of the PowerShares Funds will differ from those of the Claymore Funds, certain other service providers, including the custodian, fund accounting agent and transfer agent, will be the same service provider as currently used by the Claymore Funds. In addition, the principal investment strategies and principal investment risks of each PowerShares Fund will be substantially the same as its corresponding Claymore Fund. The expense ratio (after waivers) of each PowerShares Fund will be the same as, or lower than, the expense ratio of its corresponding Claymore Fund as of September 28, 2017 and through the later of: (i) two years from the closing of the Reorganization; or (ii) the expiration date of the corresponding Claymore Fund’s expense cap as listed in its then current registration statement on September 28, 2017. Thereafter, the annual fund operating expense ratio (after waivers) may change.

After careful consideration of the proposed Reorganization, the Claymore Board determined that the Reorganization is in the best interests of each Claymore Fund. The Claymore Board recommends that shareholders of each Claymore Fund vote FOR the Plan of Reorganization.

Shareholders of record of each Claymore Fund at the close of business on December 20, 2017 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. This Proxy Statement/Prospectus, the proxy card(s) and the accompanying Notice of Special Joint Meeting of Shareholders were first mailed or given to shareholders of record of each Claymore Fund on or about [        ]. The Claymore Board requests that shareholders of the Claymore Funds vote their shares by completing and returning the enclosed proxy card(s) or by following one of the other methods for voting specified on the proxy card(s).

This Proxy Statement/Prospectus is both a proxy statement for the Claymore Funds with respect to the Reorganization and a prospectus for the PowerShares Funds. As such, it contains information that a Claymore Fund shareholder should know about the Reorganization before voting on the Plan of Reorganization, and it also sets forth information about the PowerShares Funds that a prospective investor ought to know before investing. Shareholders should read this entire Proxy Statement/Prospectus carefully and retain it for future reference.

The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated into this Proxy Statement/Prospectus by reference:

•	The Prospectus for Guggenheim Canadian Energy Income ETF, Guggenheim China Real Estate ETF, Guggenheim China Small Cap ETF, Guggenheim Frontier Markets ETF, Guggenheim International Multi-Asset Income ETF, Guggenheim Shipping ETF and Guggenheim MSCI Global Timber ETF, dated September 28, 2017 (SEC Accession No. 0001628280-17-009509), as supplemented to date.

•

The Prospectus for the Guggenheim Ultra Short Duration ETF, Guggenheim BulletShares 2018 Corporate Bond ETF, Guggenheim BulletShares 2019 Corporate Bond ETF, Guggenheim BulletShares 2020 Corporate Bond ETF, Guggenheim BulletShares 2021 Corporate Bond ETF, Guggenheim BulletShares 2022 Corporate Bond ETF, Guggenheim BulletShares 2023 Corporate Bond ETF, Guggenheim BulletShares 2024 Corporate Bond ETF, Guggenheim BulletShares 2025 Corporate Bond ETF, Guggenheim BulletShares 2026 Corporate Bond ETF, Guggenheim BulletShares 2018 High Yield Corporate Bond ETF, Guggenheim BulletShares 2019 High Yield Corporate Bond ETF, Guggenheim BulletShares 2020 High Yield Corporate Bond ETF, Guggenheim BulletShares 2021 High Yield Corporate Bond ETF, Guggenheim BulletShares 2022 High Yield Corporate

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Bond ETF, Guggenheim BulletShares 2023 High Yield Corporate Bond ETF, Guggenheim BulletShares 2024 High Yield Corporate Bond ETF and Guggenheim S&P Global Dividend Opportunities Index ETF, dated September 28, 2017 (SEC Accession No. 0001628280-17-009507), as supplemented to date.

•	The Prospectus for the Guggenheim BulletShares 2025 High Yield Corporate Bond ETF, dated September 27, 2017 (SEC Accession No. 0001628280-17-009455), as supplemented to date.

•	The Prospectus for the Guggenheim BulletShares 2027 Corporate Bond ETF, dated September 27, 2017 (SEC Accession No. 0001628280-17-009453), as supplemented to date.

•	The Prospectus for the Guggenheim BRIC ETF, Guggenheim Defensive Equity ETF, Guggenheim Dow Jones Industrial Average Dividend ETF, Guggenheim Insider Sentiment ETF, Guggenheim Mid-Cap Core ETF, Guggenheim Multi-Asset Income ETF, Guggenheim Raymond James SB-1 Equity ETF, Guggenheim S&P Spin-Off ETF, Wilshire Micro-Cap ETF and Wilshire US REIT ETF, dated December 29, 2016 (SEC Accession No. 0001628280-16-022160), as supplemented to date.

•	The Prospectus for Guggenheim China All-Cap ETF, Guggenheim China Technology ETF, Guggenheim Solar ETF, Guggenheim S&P Global Water Index ETF, Guggenheim S&P High Income Infrastructure ETF, Guggenheim Total Return Bond ETF, and Guggenheim U.S. Large Cap Optimized Volatility ETF dated December 29, 2016 (SEC Accession No. 0001628280-16-022162), as supplemented to date.

•	The Annual Report for the Guggenheim BulletShares 2018 Corporate Bond ETF, Guggenheim BulletShares 2019 Corporate Bond ETF, Guggenheim BulletShares 2020 Corporate Bond ETF, Guggenheim BulletShares 2021 Corporate Bond ETF, Guggenheim BulletShares 2022 Corporate Bond ETF, Guggenheim BulletShares 2023 Corporate Bond ETF, Guggenheim BulletShares 2024 Corporate Bond ETF, Guggenheim BulletShares 2025 Corporate Bond ETF, Guggenheim BulletShares 2026 Corporate Bond ETF, Guggenheim BulletShares 2018 High Yield Corporate Bond ETF, Guggenheim BulletShares 2019 High Yield Corporate Bond ETF, Guggenheim BulletShares 2020 High Yield Corporate Bond ETF, Guggenheim BulletShares 2021 High Yield Corporate Bond ETF, Guggenheim BulletShares 2022 High Yield Corporate Bond ETF, Guggenheim BulletShares 2023 High Yield Corporate Bond ETF, Guggenheim BulletShares 2024 High Yield Corporate Bond ETF, Guggenheim Ultra Short Duration ETF and Guggenheim S&P Global Dividend Opportunities Index ETF for the fiscal year ended May 31, 2017 (SEC Accession No. 0000891804-17-000583).

•	The Annual Report for the Guggenheim Canadian Energy Income ETF, Guggenheim China Real Estate ETF, Guggenheim China Small Cap ETF, Guggenheim Frontier Markets ETF, Guggenheim International Multi-Asset Income ETF, Guggenheim MSCI Global Timber ETF and Guggenheim Shipping ETF for the fiscal year ended May 31, 2017 (SEC Accession No. 0000891804-17-000582).

•	The Annual Report for the Guggenheim BRIC ETF, Guggenheim Defensive Equity ETF, Guggenheim Dow Jones Industrial Average Dividend ETF, Guggenheim Insider Sentiment ETF, Guggenheim Mid-Cap Core ETF, Guggenheim Multi-Asset Income ETF, Guggenheim Raymond James SB-1 Equity ETF, Guggenheim S&P Spin-Off ETF, Wilshire Micro-Cap ETF and Wilshire US REIT ETF for the fiscal year ended August 31, 2017 (SEC Accession No. 0000891804-17-000693).

•	The Annual Report for the Guggenheim China All-Cap ETF, Guggenheim China Technology ETF, Guggenheim Solar ETF, Guggenheim S&P Global Water Index ETF, Guggenheim S&P High Income Infrastructure ETF, Guggenheim Total Return Bond ETF and Guggenheim U.S. Large Cap Optimized Volatility ETF for the fiscal year ended August 31, 2017 (SEC Accession No. 0000891804-17-000694).

•	The Statement of Additional Information dated [ ], 2017 relating to the Reorganization (“SAI”), accompanying this Proxy Statement/Prospectus.

The prospectus of each Claymore Fund and its annual and semi-annual reports have previously been delivered to the Claymore Funds’ shareholders. You may obtain a copy of each of the documents of the Claymore Funds described above, without charge, by calling 800-820-0888 or 301-296-5100, visiting the Guggenheim Investments website at www.guggenheiminvestments.com, or writing to Claymore Trust 1 or Claymore Trust 2, at 227 West Monroe Street, Chicago, Illinois 60606.

The PowerShares Funds do not have any annual or semi-annual reports at this time because they have not yet commenced operations as of the date of this Proxy Statement/Prospectus.

The Claymore Trusts and the PowerShares Trusts (sometimes referred to herein collectively as the “Trusts”) are each subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, and in accordance therewith file reports and other information with the SEC. Information

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about the Claymore Funds and PowerShares Funds (sometimes referred to herein individually as a “Fund,” and collectively as the “Funds”), including each document incorporated by reference, can also be reviewed and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the Claymore Funds are available, and in the case of the PowerShares Funds, will be available, on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

Shares of the PowerShares Funds have not been approved or disapproved by the SEC. The SEC has not passed on upon the adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

5

TABLE OF CONTENTS

[PAGE NUMBERS/HEADINGS TO BE UPDATED]

PROPOSAL:

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION

SYNOPSIS

This Proxy Statement/Prospectus provides a brief overview of the key features and other matters typically of concern to shareholders affected by a reorganization of one fund into another fund. This synopsis is qualified in its entirety by the remainder of this Proxy Statement/Prospectus, which you should read carefully because it contains additional information and further details regarding the Reorganization and the information incorporated by reference into this Proxy Statement/Prospectus. The description of the Reorganization is qualified by reference to the full text of the Plan of Reorganization, a form of which is attached as Appendix B.

WHY AM I RECEIVING THIS PROXY STATEMENT/PROSPECTUS?

You are receiving these proxy materials – a notice of the Meeting, the Proxy Statement/Prospectus and the accompanying proxy card(s) – because you have the right to vote concerning your investment in one or more Claymore Funds. Each shareholder of a Claymore Fund as of the Record Date is entitled to one vote for each whole share, and to a proportionate fractional vote for each fractional share, if any, in such shareholder’s name on the books of that Claymore Fund. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareholders’ instructions. If you sign a proxy but do not fill in a vote, your shares will be voted FOR approving the Plan of Reorganization. If any other business comes before the Meeting, your shares will be voted with respect to that other business at the discretion of the persons named as proxies.

WHAT IS THE PROPOSAL BEING CONSIDERED AT THE MEETING?

Management of the Claymore Funds has recommended reorganizing each Claymore Fund into a corresponding, newly formed PowerShares Fund, as set forth in Appendix A to this Proxy Statement/Prospectus.

If shareholders of a Claymore Fund approve the Plan of Reorganization and certain additional closing conditions are satisfied or waived, the corresponding PowerShares Fund would receive, in accordance with the Plan of Reorganization, all or substantially all of the assets and substantially all of the liabilities of that Claymore Fund in exchange for shares of the PowerShares Fund (and cash with respect to any fractional shares). The Claymore Fund, in turn, would distribute those PowerShares Fund shares (and cash with respect to any fractional shares) to its shareholders in liquidation, and shareholders of the Claymore Fund will become shareholders of the corresponding PowerShares Fund. Your shares of that Claymore Fund would then be cancelled. Pursuant to the Plan of Reorganization, shares of a PowerShares Fund (and cash with respect to any fractional shares) that you will receive will have an aggregate NAV equal to the aggregate NAV of your Claymore Fund shares immediately prior to the Reorganization. If approved, the Reorganization is currently scheduled to take place on or about [        ], 2018 (the “Closing Date”).

WHY IS THE PROPOSAL BEING SUBMITTED TO A VOTE OF CLAYMORE FUND SHAREHOLDERS?

The Plan of Reorganization is being submitted to a vote of the shareholders of each Claymore Fund because, pursuant to the terms of the Plan of Reorganization and as required by the Claymore Funds’ governing documents, the Reorganization will not be consummated without shareholder approval. In other words, if shareholders of a Claymore Fund do not approve the Plan of Reorganization, that Claymore Fund will not be reorganized into its corresponding PowerShares Fund.

WHY IS THE REORGANIZATION BEING PROPOSED BY MANAGEMENT?

On September 28, 2017, Guggenheim Capital LLC (“Guggenheim Capital”) entered into an agreement (the “Transaction Agreement”) to sell its exchange-traded funds (“ETF”) business to Invesco Ltd. (“Invesco”), a leading independent global investment management company (the “Transaction”). In connection with the Transaction, the Claymore Advisers recommended that the Claymore Board approve the Plan of Reorganization to reorganize the

Claymore Funds to the PowerShares by Invesco family of funds. The Claymore Advisers conducted a comparative evaluation of (i) the PowerShares by Invesco family of funds, (ii) IPCM, the investment adviser of the PowerShares Funds and an indirect wholly owned subsidiary of Invesco, and (iii) Invesco, the parent company of IPCM. Such evaluation included (i) IPCM’s investment processes and capabilities, (ii) IPCM’s and Invesco’s administrative and distribution capabilities, (iii) the other funds offered by IPCM, (iv) the compliance culture and infrastructure of IPCM, Invesco and the PowerShares by Invesco family of funds, and (v) the reputation of Invesco, IPCM and the PowerShares by Invesco family of funds in the marketplace. In view of the foregoing considerations, each Claymore Adviser believes that the proposed Reorganization is in the best interests of the Claymore Funds and their shareholders.

WHAT IS THE RECOMMENDATION OF THE CLAYMORE BOARD?

After a careful consideration of the proposed Reorganization, the Claymore Board determined, at a meeting held on November 15, 2017, that the Reorganization was in the best interests of each of the Claymore Funds. In making this determination, the Claymore Board considered information provided by Guggenheim and Invesco with respect to the potential benefits of the Reorganization, including that the Claymore Funds may benefit from an organization of Invesco’s size and scale, as well as from Invesco’s range of services, financial strength and ETF industry expertise, and that access to Invesco’s distribution capabilities may create the potential for asset growth which, if realized, may result in better liquidity, narrower trading spreads and greater efficiencies. In addition, the Claymore Board considered that the Reorganization is designed to provide each of the Claymore Funds the ability to continue its performance record through a tax-free reorganization into a corresponding PowerShares Fund with the same investment objective and substantially similar principal investment strategies and risks. A more detailed discussion of the factors considered by the Claymore Board is included later in this Proxy Statement/Prospectus. In addition to the factors noted above, the Claymore Board considered that each PowerShares Fund would adopt the same management fee structure as the corresponding Claymore Fund and considered the potential impact on the total fees and expenses of each Claymore Fund as it transitioned to a PowerShares Fund. The Claymore Board recommends that shareholders of each Claymore Fund vote FOR the Plan of Reorganization.

Please see “Factors Considered by the Claymore Board in Approving the Plan of Reorganization” in the section titled “INFORMATION ABOUT THE PROPOSED REORGANIZATION” in this Proxy Statement/Prospectus for more information regarding the Claymore Board’s considerations.

ARE THERE ANY SIGNIFICANT DIFFERENCES BETWEEN THE CLAYMORE FUND SHARES AND THE POWERSHARES FUND SHARES?

Under the Plan of Reorganization, each Claymore Fund will be reorganized into a corresponding PowerShares Fund. The shares of a PowerShares Fund (and cash with respect to any fractional shares) you receive in exchange for your Claymore Fund shares will have an aggregate NAV equal to the aggregate NAV of your respective Claymore Fund shares as of the close of business on the business day before the Closing Date.

In general, the method of buying and selling shares, pricing, and portfolio holdings disclosure policies, among other factors, are substantially similar between the Funds. Additionally, distributions of net investment income and net realized capital gains by each PowerShares Fund will be paid on the same schedule after the Reorganization. For more information, please see the section “ADDITIONAL INFORMATION ABOUT THE FUNDS” in this Proxy Statement/Prospectus.

The Claymore Trusts, PowerShares Self-Indexed Trust and PowerShares Actively Managed Trust are organized in Delaware. PowerShares Trust I and PowerShares Trust II are organized in Massachusetts. Although the differing state laws result in some differences, the governing instruments of the Trusts are substantially similar. For more information, please see “ADDITIONAL INFORMATION ABOUT THE FUNDS—Business Structures, Shareholder Rights and Applicable Law.”

HOW DO THE FUNDS’ INVESTMENT OBJECTIVES, FUNDAMENTAL INVESTMENT RESTRICTIONS, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL INVESTMENT RISKS COMPARE?

Investment Objectives:

The investment objectives of each Claymore Fund and its corresponding PowerShares Fund are identical. Each Claymore Index Fund is an index fund that seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an underlying index (each an “Underlying Index”). If shareholders of the Claymore Index Funds approve the Reorganization, the licensing agreements between each index provider and a Claymore Adviser are expected to be assigned to IPCM. Likewise, each PowerShares Index Fund, upon commencing operations, will be entitled to use its respective Underlying Index pursuant to a sub-licensing agreement with IPCM. The Guggenheim Ultra Short Duration ETF and Guggenheim Total Return Bond ETF and their corresponding PowerShares Funds are actively managed. For more information, see “COMPARISON OF THE FUNDS—Comparison of Investment Objectives.”

Fundamental Investment Restrictions:

The fundamental investment restrictions of each Claymore Fund and its corresponding PowerShares Fund are substantially similar. For more information, see “COMPARISON OF THE FUNDS—Comparison of Investment Restrictions.”

Principal Investment Strategies:

The principal investment strategies of each Claymore Fund are substantially the same as those of its corresponding PowerShares Fund. While some PowerShares Funds have identical investment strategies as their corresponding Claymore Fund, certain PowerShares Index Funds will employ substantially the same strategies as their corresponding Claymore Index Funds, except that their stated strategies require them to invest an even greater percentage of their assets in the components of the Underlying Index pursuant to the terms of the corresponding PowerShares Trust’s exemptive relief.

For additional information, see “COMPARISON OF THE FUNDS—Comparison of Principal Investment Strategies.”

Principal Investment Risks:

The principal investment risks of each Claymore Fund are substantially the same as those of its corresponding PowerShares Fund, except that the Claymore Funds that currently are classified as diversified funds will be reorganized into corresponding PowerShares Funds that are classified as non-diversified funds, which are subject to non-diversification risk. Specifically, the Guggenheim Insider Sentiment ETF, Guggenheim Mid-Cap Core ETF, Guggenheim Multi-Asset Income ETF, Guggenheim Raymond James SB-1 Equity ETF, Wilshire Micro-Cap ETF, Wilshire US REIT ETF, Guggenheim S&P Global Dividend Opportunities Index ETF, Guggenheim Defensive Equity ETF, Guggenheim Ultra Short Duration ETF, Guggenheim China Small Cap ETF, Guggenheim International Multi-Asset Income ETF and Guggenheim U.S. Large Cap Optimized Volatility ETF currently are diversified funds, whereas their corresponding PowerShares Funds are non-diversified funds. For additional information, see “COMPARISON OF THE FUNDS—Comparison of Principal Investment Risks” and Appendix C —”Description of Principal Investment Risks.”

HOW DO THE FUNDS’ HISTORICAL PERFORMANCE COMPARE?

Each PowerShares Fund is a newly formed “shell” fund that has not yet commenced operations, and therefore has no performance history. Each PowerShares Fund has been organized solely in connection with the Reorganization to acquire all or substantially all of the assets and substantially all of the liabilities and continue the business of its corresponding Claymore Fund. Therefore, if shareholders of a Claymore Fund approve the Plan of Reorganization and that Claymore Fund is reorganized into its corresponding PowerShares Fund, the Claymore Fund will remain the “accounting survivor.” This means that the combined Funds will continue to show the historical investment performance and returns of the Claymore Funds (even after their liquidation).

The historical performance of each Claymore Fund is set forth under “PERFORMANCE INFORMATION” in the prospectuses for the Claymore Funds, which are incorporated into this Proxy Statement/Prospectus by reference.

WILL THE REORGANIZATION RESULT IN A HIGHER INVESTMENT MANAGEMENT FEE RATE OR HIGHER FUND EXPENSE RATES? HOW DO THE EXPENSES OF THE FUNDS COMPARE?

No change will occur in the advisory fee rate as a result of the Reorganization. In addition, IPCM will maintain the annual fund operating expense ratio (after waivers) of each PowerShares Fund at the same or lower level as the current annual fund operating expense ratio of the corresponding Claymore Fund as of September 28, 2017 through the later of: (i) two years from the Closing Date; or (ii) the expiration date of the corresponding Claymore Fund’s expense cap as listed in its then current registration statement on September 28, 2017. After the expiration of that expense cap, the expense ratio of a non-unitary fee Fund (which is expressed as a percentage of the value of your investment) may increase at smaller asset levels due to certain fixed expenses. Given potential variations in asset levels, the non-unitary fee Funds cannot reasonably forecast expenses beyond the duration of the expense cap.

Additional pro forma fees, expenses, contractual expense caps, and financial information are included in the “COMPARISON OF THE FUNDS—Comparison of Shareholder Fees and Annual Fund Operating Expenses” section of this Proxy Statement/Prospectus.

WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION?

As a condition to the closing of the Reorganization, the Claymore Funds must receive an opinion of counsel to the effect that the Reorganization will constitute a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, subject to the limited exceptions described below under the heading “Tax Status of the Reorganization,” neither you as a shareholder, nor any Claymore Fund, will recognize gain or loss as a direct result of the Reorganization (except with respect to cash received by a shareholder in lieu of fractional shares, if any), and the aggregate tax basis of the PowerShares Fund’s shares that you receive in the Reorganization will be the same as the aggregate tax basis of the shares that you surrender in the Reorganization.

WILL THE SERVICE PROVIDERS CHANGE IF SHAREHOLDERS APPROVE THE PROPOSAL?

Most service providers will change. The Claymore Advisers currently serve as the investment managers for the Claymore Funds. IPCM will serve as the investment manager to the PowerShares Funds and will manage the combined PowerShares Funds after the Reorganization. The current portfolio managers of the Claymore Funds will no longer manage the Funds after the Reorganization, and portfolio managers of certain of the PowerShares by Invesco family of funds will assume management responsibilities for the combined Funds. See “COMPARISON OF THE FUNDS—Comparison of Management of the Funds—Portfolio Managers.”

Guggenheim Funds Distributors, LLC (“GFD”), an affiliate of the Claymore Advisers, serves as the distributor for the Claymore Funds. Invesco Distributors, Inc. (“IDI”), an affiliate of Invesco and IPCM, serves as distributor for the PowerShares Funds and will serve as distributor for the combined Funds after the Reorganization.

The Bank of New York Mellon (“BNYM”) currently serves as the custodian, fund accounting agent and transfer agent for both the Claymore Funds and the PowerShares Funds. BNYM also serves as administrator for the PowerShares Funds; however, MUFG Investor Services (US), LLC (formerly, Rydex Fund Services, LLC) currently serves as the administrator for the Claymore Funds. It is expected that BNYM will continue serving as the custodian, fund accounting agent and transfer agent for the combined Funds, and will serve as administrator to the PowerShares Funds after the Reorganization.

Ernst & Young LLP serves as the independent registered public accounting firm for the Claymore Funds. PricewaterhouseCoopers LLP will serve as the independent registered public accounting firm for the combined Funds.

If Claymore Fund shareholders approve the Plan of Reorganization, and upon consummation of the Reorganization, the PowerShares Trusts will continue to engage their existing service providers for the combined Funds. For more information, see “COMPARISON OF THE FUNDS—Comparison of Management of the Funds—Other Service Providers.”

WHO IS INVESCO POWERSHARES?

Invesco PowerShares Capital Management LLC, located at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515, is registered as an investment adviser with the SEC. IPCM is an indirect, wholly owned subsidiary of Invesco.

IPCM serves as the investment adviser to each series of the PowerShares Trusts, as well as to each series of two other trusts in the PowerShares by Invesco family of funds. As of [        ], 2017, IPCM advised more than [        ] ETFs with combined assets under management of approximately $[    ] billion. Invesco Advisers serves as the sub-adviser to the PowerShares Active Funds.

WILL THE FUNDS PAY EXPENSES ASSOCIATED WITH THE MEETING AND/OR REORGANIZATION?

No. The total amount of the fees and expenses of the Funds in connection with the Meeting and the Reorganization, including legal fees, accounting fees and printing, mailing and proxy solicitation costs, is estimated to be approximately [             ]. The Claymore Advisers, IPCM or their affiliates will bear all of the fees and expenses of the Funds relating to the Reorganization. The Funds will not bear any costs or expenses, directly or indirectly, related to the Transaction and the Reorganization, regardless of whether the Reorganization is consummated.

WHAT HAPPENS IF THE REORGANIZATION IS NOT APPROVED?

The Reorganization will be carried out on a fund-by-fund basis. If shareholders of a Claymore Fund do not vote to approve the Plan of Reorganization, the Reorganization will not occur with respect to that Claymore Fund. While the consummation of the Reorganization of one Claymore Fund is not contingent on the specific consummation of the Reorganization of any other Claymore Fund, the Reorganization will not close unless the conditions to the closing of the Transaction Agreement are met or waived by the applicable parties. One condition to both parties’ obligations to effect the closing under the Transaction Agreement is that the annualized revenues of Guggenheim Capital’s ETF business as of a date shortly prior to the closing under the Transaction Agreement are at least 70% of those revenues as of September 8, 2017, calculated in a manner that excludes the impact of market movements and any Claymore Funds that have not received shareholder approval for the Reorganization by the calculation date. If this condition (or other applicable conditions) are not met or waived, the Reorganization will not be consummated, even if shareholders of one or more Claymore Funds approved the Reorganization, and the Claymore Funds will not be combined with the PowerShares Funds.

One of the conditions of the Transaction is that each Claymore Fund’s current investment management agreement with a Claymore Adviser will terminate immediately prior to the closing of the Transaction, which is expected to occur at the same time as the closing of the Reorganization. If shareholders of a Claymore Fund have not approved the Reorganization of such Claymore Fund by the time of closing of the Transaction, it is anticipated that the Claymore Fund would follow Rule 15a-4 under the 1940 Act, which permits the Claymore Board to approve, and for the Claymore Fund to enter into, an interim investment advisory contract with IPCM pursuant to which IPCM, as an interim adviser, may serve as the investment adviser to the Claymore Fund for a period not to exceed 150 days following the termination of the current advisory agreement(s) to be able to continue uninterrupted portfolio management services for such Claymore Fund. After the 150 day period has expired, if shareholders of a Claymore Fund have still not approved the Reorganization, the Claymore Board will consider what additional action to take.

ASSUMING SHAREHOLDERS APPROVE THE PLAN OF REORGANIZATION, WHEN WILL IT TAKE PLACE?

If shareholders of a Claymore Fund approve the Plan of Reorganization and other closing conditions are met or waived, the Reorganization will occur on or about the Closing Date.

HOW DO I VOTE MY PROXY?

Please complete the enclosed proxy card(s) and return the card(s) in the enclosed self-addressed, postage-paid envelope, or vote by phone or the Internet using the voting procedures described on the proxy card(s).

WHAT DO I DO IF I HAVE ADDITIONAL QUESTIONS OR NEED ADDITIONAL INFORMATION?

If you need more information, or have any questions about voting, please call your financial advisor or our proxy solicitor, AST Fund Solutions, LLC, at [        ].

COMPARISON OF THE FUNDS

This section compares various features of each Claymore Fund and its corresponding PowerShares Fund; such comparisons include, but are not limited to, each Fund’s investment objective, shareholder fees and annual fund operating expenses, principal investment strategies, principal investment risks, fundamental investment restrictions, investment advisory fees and management. Please note that this is only a brief discussion and is qualified in its entirety by reference to the Claymore Funds’ prospectuses, which are incorporated by reference herein. For additional information regarding the PowerShares Funds, see Appendix E — “Additional Information about the PowerShares Funds.”

Comparison of Shareholder Fees and Annual Fund Operating Expenses

The tables below describe the fees and expenses that you may pay if you buy and hold shares of a Fund. The total expense ratio (after waivers) of each PowerShares Fund will be the same as or lower than (after waivers) those of the corresponding Claymore Fund as of September 28, 2017. Invesco will maintain such expense ratio through the later of: (i) two years from the Closing Date; or (ii) the expiration date of each corresponding Claymore Fund’s expense cap as listed in its then current registration statement on September 28, 2017.

Currently, the Claymore Funds do not, and the PowerShares Funds will not, charge shareholder fees which are fees paid directly from your investment. However, most investors will incur customary brokerage commissions when buying or selling shares of a Fund, which are not reflected in the tables or the examples that follow. If commissions were included in the tables and the examples, the costs shown would be higher.

The caption “Annual Fund Operating Expenses” in each table below reflects fees paid out of a Fund’s assets. Each Fund pays a unitary fee, except the Guggenheim BRIC ETF, Guggenheim Insider Sentiment ETF, Guggenheim Mid-Cap Core ETF, Guggenheim Multi-Asset Income ETF, Guggenheim S&P Spin-Off ETF, Guggenheim S&P Global Dividend Opportunities Index ETF, Guggenheim Defensive Equity ETF, Guggenheim Ultra Short Duration ETF, Guggenheim Canadian Energy Income ETF, Guggenheim China Real Estate ETF, Guggenheim China Small Cap ETF, Guggenheim Frontier Markets ETF, Guggenheim International Multi-Asset Income ETF, Guggenheim MSCI Global Timber ETF, Guggenheim S&P Global Water Index ETF, Guggenheim Solar ETF and their corresponding PowerShares Funds. A shareholder does not pay these fees directly, but these costs are borne indirectly by all shareholders. The annual fund operating expenses shown in the tables below represent annualized expenses for each Claymore Fund for their most recently completed fiscal year. Because each PowerShares Fund has not yet commenced operations, expenses for the PowerShares Funds are estimated for the current fiscal year. The estimated expenses for each PowerShares Fund are calculated and shown on a pro forma basis after giving effect to the proposed Reorganization.

The pro forma Total Annual Fund Operating Expenses, before waivers, indicated below for certain PowerShares Funds are higher than the current expenses of the corresponding Claymore Fund. These pro forma differences are the result of the PowerShares Funds incurring certain fixed costs that, when expressed as a percentage of a smaller asset base, result in the Fund having a higher expense ratio than it would have with larger asset base. After the expiration of the expense cap, the expense ratio of these Funds may increase at smaller asset levels due to certain fixed expenses. Increases in a Fund’s expense ratio are dependent on number of variables, including asset size and market factors, and the non-unitary fee Funds cannot reasonably forecast expenses beyond the duration of the expense cap.

Non-unitary fee Funds	Annual Fund Operating Expenses*
Fund name	Management Fees	Interest Expense	Other Expenses	Acquired Fund Fees and Expenses		Total Annual Fund Operating Expenses	Fee Waiver		Net Annual Operating Expenses

Guggenheim BRIC ETF (as of 8/31/17)	0.50%	0.00%	0.25%	0.00%		0.75%	0.11	%(1)	0.64%
PowerShares BRIC Portfolio (Pro forma) (as of 8/31/17)	0.50%	0.00%	0.26%	0.00%		0.76%	0.12	%(2)	0.64%
Guggenheim Insider Sentiment ETF (as of 8/31/17)	0.50%	0.00%	0.24%	0.07	%(3)	0.81%	0.14	%(1)	0.67%
PowerShares Insider Sentiment Portfolio (Pro forma) (as of 8/31/17)	0.50%	0.00%	0.25%	0.07	%(4)	0.82%	0.15	%(2)	0.67%
Guggenheim Mid-Cap Core ETF (as of 8/31/17)	0.50%	0.00%	0.24%	0.00%		0.74%	0.09	%(1)	0.65%
PowerShares Zacks Mid-Cap Portfolio (Pro forma) (as of 8/31/17)	0.50%	0.00%	0.23%	0.00%		0.73%	0.08	%(2)	0.65%
Guggenheim Multi-Asset Income ETF (as of 8/31/17)	0.50%	0.00%	0.22%	0.19	%(5)	0.91%	0.07	%(1)	0.84%
PowerShares Zacks Multi-Asset Income Portfolio (Pro forma) (as of 8/31/17)	0.50%	0.00%	0.20%	0.19	%(4)	0.89%	0.05	%(2)	0.84%
Guggenheim S&P Spin-Off ETF (as of 8/31/17)	0.50%	0.00%	0.14%	0.00%		0.64%	0.00	%(1)	0.64%
PowerShares S&P Spin-Off Portfolio (Pro forma) (as of 8/31/17)	0.50%	0.00%	0.12%	0.00%		0.62%	0.00	%(2)	0.62%
Guggenheim S&P Global Dividend Opportunities Index ETF (as of 5/31/17)	0.50%	0.00%	0.27%	0.00%		0.77%	0.13	%(6)	0.64%
PowerShares S&P Global Dividend Opportunities Index Portfolio (Pro forma) (as of 5/31/17)	0.50%	0.00%	0.30%	0.00%		0.80%	0.16	%(2)	0.64%
Guggenheim Defensive Equity ETF (as of 8/31/17)	0.50%	0.00%	0.13%	0.00%		0.63%	0.03	%(1)	0.60%
PowerShares Defensive Equity Portfolio (Pro forma) (as of 8/31/17)	0.50%	0.00%	0.11%	0.00%		0.61%	0.01	%(2)	0.60%
Guggenheim Ultra Short Duration ETF (as of 5/31/17)	0.20%	0.02%	0.06%	0.00%		0.28%	0.01	%(7)	0.27%
PowerShares Ultra Short Duration Portfolio (Pro forma) (as of 5/31/17)	0.20%	0.00%	0.05%	0.00%		0.25%	0.00	%(8)	0.25%
Guggenheim Canadian Energy Income ETF (as of 5/31/17)	0.50%	0.00%	0.40%	0.00%		0.90%	0.24	%(9)	0.66%
PowerShares Canadian Energy Income Portfolio (Pro forma) (as of 5/31/17)	0.50%	0.00%	0.51%	0.00%		1.01%	0.35	%(10)	0.66%
Guggenheim China Real Estate ETF (as of 5/31/17)	0.50%	0.00%	0.49%	0.00%		0.99%	0.29	%(9)	0.70%
PowerShares China Real Estate Portfolio (Pro forma) (as of 5/31/17)	0.50%	0.00%	0.56%	0.00%		1.06%	0.36	%(10)	0.70%

Non-unitary fee Funds	Annual Fund Operating Expenses*
Fund name	Management Fees	Interest Expense	Other Expenses	Acquired Fund Fees and Expenses		Total Annual Fund Operating Expenses	Fee Waiver		Net Annual Operating Expenses

Guggenheim China Small Cap ETF (as of 5/31/17)	0.55%	0.00%	0.35%	0.00%		0.90%	0.15	%(12)	0.75%
PowerShares China Small Cap Portfolio (Pro forma) (as of 5/31/17)	0.55%	0.00%	0.35%	0.00%		0.90%	0.15	%(13)	0.75%
Guggenheim Frontier Markets ETF (as of 5/31/17)	0.50%	0.00%	0.67%	0.00%		1.17%	0.47	%(9)	0.70%
PowerShares Frontier Markets Portfolio (Pro forma) (as of 5/31/17)	0.50%	0.00%	0.67%	0.00%		1.17%	0.47	%(10)	0.70%
Guggenheim International Multi-Asset Income ETF (as of 5/31/17)	0.50%	0.00%	0.87%	0.15	%(5)	1.52%	0.67	%(9)	0.85%
PowerShares Zacks International Multi-Asset Income Portfolio (Pro forma) (as of 5/31/17)	0.50%	0.00%	1.09%	0.15	%(4)	1.74%	0.89	%(10)	0.85%
Guggenheim MSCI Global Timber ETF (as of 5/31/17)	0.50%	0.00%	0.20%	0.00%		0.70%	0.15	%(14)	0.55%
PowerShares MSCI Global Timber Portfolio (Pro forma) (as of 5/31/17)	0.50%	0.00%	0.18%	0.00%		0.68%	0.13	%(15)	0.55%
Guggenheim S&P Global Water Index ETF (as of 8/31/17)	0.50%	0.00%	0.13%	0.00%		0.63%	0.00	%(16)	0.63%
PowerShares S&P Global Water Index Portfolio (Pro forma) (as of 8/31/17)	0.50%	0.00%	0.11%	0.00%		0.61%	0.00	%(11)	0.61%
Guggenheim Solar ETF (as of 8/31/17)	0.50%	0.00%	0.26%	0.00%		0.76%	0.06	%(16)	0.70%
PowerShares Solar Portfolio (Pro forma) (as of 8/31/17)	0.50%	0.00%	0.24%	0.00%		0.74%	0.04	%(10)	0.70%

Unitary fee Funds	Annual Fund Operating Expenses*
Fund name	Management Fees	Interest Expense	Other Expenses	Acquired Fund Fees and Expenses		Total Annual Fund Operating Expenses	Fee Waiver	Net Annual Operating Expenses

Guggenheim Dow Jones Industrial Average Dividend ETF (as of 8/31/17)	0.30%	0.00%	0.00%	0.00%		0.30%	0.00%	0.30%
PowerShares Dow Jones Industrial Average Dividend Portfolio (Pro forma) (as of 8/31/17)	0.30%	0.00%	0.00%	0.00%		0.30%	0.00%	0.30%
Guggenheim Raymond James SB-1 Equity ETF (as of 8/31/17)	0.75%	0.00%	0.00%	0.00%		0.75%	0.00%	0.75%
PowerShares Raymond James SB-1 Equity Portfolio (Pro forma) (as of 8/31/17)	0.75%	0.00%	0.00%	0.00%		0.75%	0.00%	0.75%
Wilshire Micro-Cap ETF (as of 8/31/17)	0.50%	0.00%	0.00%	0.09	%(3)	0.59%	0.00%	0.59%
PowerShares Wilshire Micro-Cap Portfolio (Pro forma) (as of 8/31/17)	0.50%	0.00%	0.00%	0.09	%(4)	0.59%	0.00%	0.59%
Wilshire US REIT ETF (as of 8/31/17)	0.32%	0.00%	0.00%	0.00%		0.32%	0.00%	0.32%
PowerShares Wilshire US REIT Portfolio (Pro forma) (as of 8/31/17)	0.32%	0.00%	0.00%	0.00%		0.32%	0.00%	0.32%
Guggenheim BulletShares 2018 Corporate Bond ETF (as of 5/31/17)	0.24%	0.00%	0.00%	0.00%		0.24%	0.00%	0.24%

Unitary fee Funds	Annual Fund Operating Expenses*
Fund name	Management Fees	Interest Expense	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Fee Waiver	Net Annual Operating Expenses

PowerShares BulletShares 2018 Corporate Bond Portfolio (Pro forma) (as of 5/31/17)	0.24%	0.00%	0.00%	0.00%	0.24%	0.00%	0.24%
Guggenheim BulletShares 2018 High Yield Corporate Bond ETF (as of 5/31/17)	0.42%	0.00%	0.02%	0.00%	0.44%	0.00%	0.44%
PowerShares BulletShares 2018 High Yield Corporate Bond Portfolio (Pro forma) (as of 5/31/17)	0.42%	0.00%	0.00%	0.00%	0.42%	0.00%	0.42%
Guggenheim BulletShares 2019 Corporate Bond ETF (as of 5/31/17)	0.24%	0.00%	0.00%	0.00%	0.24%	0.00%	0.24%
PowerShares BulletShares 2019 Corporate Bond Portfolio (Pro forma) (as of 5/31/17)	0.24%	0.00%	0.00%	0.00%	0.24%	0.00%	0.24%
Guggenheim BulletShares 2019 High Yield Corporate Bond ETF (as of 5/31/17)	0.42%	0.00%	0.02%	0.00%	0.44%	0.00%	0.44%
PowerShares BulletShares 2019 High Yield Corporate Bond Portfolio (Pro forma) (as of 5/31/17)	0.42%	0.00%	0.00%	0.00%	0.42%	0.00%	0.42%
Guggenheim BulletShares 2020 Corporate Bond ETF (as of 5/31/17)	0.24%	0.00%	0.00%	0.00%	0.24%	0.00%	0.24%
PowerShares BulletShares 2020 Corporate Bond Portfolio (Pro forma) (as of 5/31/17)	0.24%	0.00%	0.00%	0.00%	0.24%	0.00%	0.24%
Guggenheim BulletShares 2020 High Yield Corporate Bond ETF (as of 5/31/17)	0.42%	0.00%	0.02%	0.00%	0.44%	0.00%	0.44%
PowerShares BulletShares 2020 High Yield Corporate Bond Portfolio (Pro forma) (as of 5/31/17)	0.42%	0.00%	0.00%	0.00%	0.42%	0.00%	0.42%
Guggenheim BulletShares 2021 Corporate Bond ETF (as of 5/31/17)	0.24%	0.00%	0.00%	0.00%	0.24%	0.00%	0.24%
PowerShares BulletShares 2021 Corporate Bond Portfolio (Pro forma) (as of 5/31/17)	0.24%	0.00%	0.00%	0.00%	0.24%	0.00%	0.24%
Guggenheim BulletShares 2021 High Yield Corporate Bond ETF (as of 5/31/17)	0.42%	0.00%	0.02%	0.00%	0.44%	0.00%	0.44%
PowerShares BulletShares 2021 High Yield Corporate Bond Portfolio (Pro forma) (as of 5/31/17)	0.42%	0.00%	0.00%	0.00%	0.42%	0.00%	0.42%
Guggenheim BulletShares 2022 Corporate Bond ETF (as of 5/31/17)	0.24%	0.00%	0.00%	0.00%	0.24%	0.00%	0.24%
PowerShares BulletShares 2022 Corporate Bond Portfolio (Pro forma) (as of 5/31/17)	0.24%	0.00%	0.00%	0.00%	0.24%	0.00%	0.24%
Guggenheim BulletShares 2022 High Yield Corporate Bond ETF (as of 5/31/17)	0.42%	0.00%	0.02%	0.00%	0.44%	0.00%	0.44%
PowerShares BulletShares 2022 High Yield Corporate Bond Portfolio (Pro forma) (as of 5/31/17)	0.42%	0.00%	0.00%	0.00%	0.42%	0.00%	0.42%
Guggenheim BulletShares 2023 Corporate Bond ETF (as of 5/31/17)	0.24%	0.00%	0.00%	0.00%	0.24%	0.00%	0.24%

Unitary fee Funds	Annual Fund Operating Expenses*
Fund name	Management Fees	Interest Expense	Other Expenses		Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Fee Waiver	Net Annual Operating Expenses

PowerShares BulletShares 2023 Corporate Bond Portfolio (Pro forma) (as of 5/31/17)	0.24%	0.00%	0.00%		0.00%	0.24%	0.00%	0.24%
Guggenheim BulletShares 2023 High Yield Corporate Bond ETF (as of 5/31/17)	0.42%	0.00%	0.02%		0.00%	0.44%	0.00%	0.44%
PowerShares BulletShares 2023 High Yield Corporate Bond Portfolio (Pro forma) (as of 5/31/17)	0.42%	0.00%	0.00%		0.00%	0.42%	0.00%	0.42%
Guggenheim BulletShares 2024 Corporate Bond ETF (as of 5/31/17)	0.24%	0.00%	0.00%		0.00%	0.24%	0.00%	0.24%
PowerShares BulletShares 2024 Corporate Bond Portfolio (Pro forma) (as of 5/31/17)	0.24%	0.00%	0.00%		0.00%	0.24%	0.00%	0.24%
Guggenheim BulletShares 2024 High Yield Corporate Bond ETF (as of 5/31/17)	0.42%	0.00%	0.00%		0.00%	0.42%	0.00%	0.42%
PowerShares BulletShares 2024 High Yield Corporate Bond Portfolio (Pro forma) (as of 5/31/17)	0.42%	0.00%	0.00%		0.00%	0.42%	0.00%	0.42%
Guggenheim BulletShares 2025 Corporate Bond ETF (as of 5/31/17)	0.24%	0.00%	0.00%		0.00%	0.24%	0.00%	0.24%
PowerShares BulletShares 2025 Corporate Bond Portfolio (Pro forma) (as of 5/31/17)	0.24%	0.00%	0.00%		0.00%	0.24%	0.00%	0.24%
Guggenheim BulletShares 2025 High Yield Corporate Bond ETF (as of 9/27/17)	0.42%	0.00%	0.00	%(17)	0.00%	0.42%	0.00%	0.42%
PowerShares BulletShares 2025 High Yield Corporate Bond Portfolio (Pro forma) (as of 9/27/17)	0.42%	0.00%	0.00	%(17)	0.00%	0.42%	0.00%	0.42%
Guggenheim BulletShares 2026 Corporate Bond ETF (as of 5/31/17)	0.24%	0.00%	0.00%		0.00%	0.24%	0.00%	0.24%
PowerShares BulletShares 2026 Corporate Bond Portfolio (Pro forma) (as of 5/31/17)	0.24%	0.00%	0.00%		0.00%	0.24%	0.00%	0.24%
Guggenheim BulletShares 2027 Corporate Bond ETF (as of 9/27/17)	0.24%	0.00%	0.00	%(17)	0.00%	0.24%	0.00%	0.24%
PowerShares BulletShares 2027 Corporate Bond Portfolio (Pro forma) (as of 9/27/17)	0.24%	0.00%	0.00	%(17)	0.00%	0.24%	0.00%	0.24%
Guggenheim China All-Cap ETF (as of 8/31/17)	0.70%	0.00%	0.00%		0.00%	0.70%	0.00%	0.70%
PowerShares China All-Cap Portfolio (Pro forma) (as of 8/31/17)	0.70%	0.00%	0.00%		0.00%	0.70%	0.00%	0.70%
Guggenheim China Technology ETF (as of 8/31/17)	0.70%	0.00%	0.00%		0.00%	0.70%	0.00%	0.70%
PowerShares China Technology Portfolio (Pro forma) (as of 8/31/17)	0.70%	0.00%	0.00%		0.00%	0.70%	0.00%	0.70%
Guggenheim Shipping ETF (as of 5/31/17)	0.65%	0.00%	0.00%		0.00%	0.65%	0.00%	0.65%
PowerShares Shipping Portfolio (Pro forma) (as of 5/31/17)	0.65%	0.00%	0.00%		0.00%	0.65%	0.00%	0.65%

Unitary fee Funds	Annual Fund Operating Expenses*
Fund name	Management Fees	Interest Expense	Other Expenses	Acquired Fund Fees and Expenses		Total Annual Fund Operating Expenses	Fee Waiver		Net Annual Operating Expenses

Guggenheim S&P High Income Infrastructure ETF (as of 8/31/17)	0.45%	0.00%	0.00%	0.00%		0.45%	0.00%		0.45%
PowerShares S&P High Income Infrastructure Portfolio (Pro forma) (as of 8/31/17)	0.45%	0.00%	0.00%	0.00%		0.45%	0.00%		0.45%
Guggenheim U.S. Large Cap Optimized Volatility ETF (as of 8/31/17)	0.30%	0.00%	0.00%	0.00%		0.30%	0.00%		0.30%
PowerShares U.S. Large Cap Optimized Volatility Portfolio (Pro forma) (as of 8/31/17)	0.30%	0.00%	0.00%	0.00%		0.30%	0.00%		0.30%
Guggenheim Total Return Bond ETF (as of 8/31/17)	0.50%	0.01%	0.00%	0.02	%(5)	0.53%	0.02	%(18)	0.51%
PowerShares Total Return Bond Portfolio (Pro forma) (as of 8/31/17)	0.50%	0.00%	0.00%	0.02	%(4)	0.52%	0.02	%(19)	0.50%

*	There is no guarantee that actual expenses will be the same as those shown in the table. Pro forma expenses of each Power Shares Fund are based on estimated amounts for the current fiscal year. IPCM, GFIA and GPIM will bear, or will arrange for an entity under common ownership thereof to bear, 100% of the costs incurred in connection with the Reorganizations. Expenses associated with the Reorganization have not been reflected in the tables above.

(1)	GFIA, has contractually agreed through December 31, 2020 to waive fees and/or reimburse expenses to the extent necessary to limit the operating expenses (excluding interest expenses, a portion of the Fund’s licensing fees, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) of the Fund to 0.60% of average daily net assets of the Fund. The agreement will expire when it reaches its termination or when GFIA ceases to serve as investment adviser. To the extent that the Fund incurs expenses that are excluded from this limitation, the Fund’s expense ratio will increase.

(2)	IPCM has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”) through the later of: (i) two years from the Closing Date; or (ii) the expiration date of the corresponding Claymore Fund’s expense cap as listed in its then current registration statement on September 28, 2017, and neither IPCM nor the Fund can discontinue the agreement prior to its expiration. IPCM further agrees to reimburse the PowerShares Fund in the amount equal to the licensing fees that the Fund pays that cause the operating expenses of the Fund to exceed the net annual operating expenses in the table above through the later of: (i) two years from the Closing Date; or (ii) the expiration date of the corresponding Claymore Fund’s expense cap as listed in its then current registration statement on September 28, 2017. The expenses borne by IPCM are subject to recapture by IPCM for up to three years from the date the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding the Expense Cap.

(3)	Acquired Fund Fees and Expenses refer to the Fund’s pro rata portion of the management fees and operating expenses of the business development companies in which the Fund invested during its most recently completed fiscal year. Since Acquired Fund Fees and Expenses are not directly borne by the Fund, they are not reflected in the Fund’s financial statements with the result that the information presented in the table will differ from that presented in the Fund’s financial highlights.

(4)	“Acquired Fund Fees and Expenses” are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies. “Acquired Fund Fees and Expenses” are based on estimated amounts for the current fiscal year.

(5)	Acquired Fund Fees and Expenses refer to the Fund’s pro rata portion of the management fees and operating expenses of the closed-end funds in which the Fund invested during its most recently completed fiscal year. Since Acquired Fund Fees and Expenses are not directly borne by the Fund, they are not reflected in the Fund’s financial statements with the result that the information presented in the table will differ from that presented in the Fund’s financial highlights.

(6)

GFIA has contractually agreed through December 31, 2020 to waive fees and/or reimburse expenses to the extent necessary to limit the operating expenses (excluding interest expenses, a portion of the Fund’s licensing fees, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) of the Fund to 0.60% of average daily net assets of the Fund. The agreement will expire when it reaches its termination or when GFIA ceases to serve as investment adviser. To the extent the Fund incurs expenses that are excluded from the expense limitation, the Fund’s expense ratio will increase.

(7)	GFIA has contractually agreed through December 31, 2020 to waive fees and/or reimburse expenses to the extent necessary to limit the operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) (“Operating Expenses”) of the Fund to 0.27% of average daily net assets of the Fund. To the extent that the Fund incurs expenses that are excluded from this limitation, the Fund’s expense ratio will increase. The agreement will expire when it reaches its termination or when GFIA ceases to serve as investment adviser. To the extent the Fund invests in the shares of a fund advised by GFIA or its affiliates, GFIA has also voluntarily agreed to waive its management fee and/or reimburse fund expenses in an amount equal to the Fund’s management fee attributable to the Fund’s assets invested in any such fund.

(8)	IPCM has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.27% of the Fund’s average daily net assets per year (the “Expense Cap”) through the later of: (i) two years from the Closing Date; or (ii) the expiration date of the corresponding Claymore Fund’s expense cap as listed in its then current registration statement on September 28, 2017, and neither IPCM nor the Fund can discontinue the agreement prior to its expiration. IPCM further agrees to reimburse the PowerShares Fund in the amount equal to the licensing fees that the Fund pays that cause the operating expenses of the Fund to exceed the net annual operating expenses in the table above through the later of: (i) two years from the Closing Date; or (ii) the expiration date of the corresponding Claymore Fund’s expense cap as listed in its then current registration statement on September 28, 2017. The expenses borne by IPCM are subject to recapture by IPCM up to three years from the date the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding the Expense Cap.

(9)	GFIA has contractually agreed through December 31, 2020 to waive fees and/or reimburse expenses to the extent necessary to limit the operating expenses (excluding interest expenses, a portion of the Fund’s licensing fees, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) of the Fund to 0.65% of average daily net assets of the Fund. The agreement will expire when it reaches its termination or when GFIA ceases to serve as investment adviser. To the extent that the Fund incurs expenses that are excluded from this limitation, the Fund’s expense ratio will increase.

(10)	IPCM has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.65% of the Fund’s average daily net assets per year (the “Expense Cap”) through the later of: (i) two years from the Closing Date; or (ii) the expiration date of the corresponding Claymore Fund’s expense cap as listed in its then current registration statement on September 28, 2017, and neither IPCM nor the Fund can discontinue the agreement prior to its expiration. IPCM further agrees to reimburse the PowerShares Fund in the amount equal to the licensing fees that the Fund pays that cause the operating expenses of the Fund to exceed the net annual operating expenses in the table above through the later of: (i) two years from the Closing Date; or (ii) the expiration date of the corresponding Claymore Fund’s expense cap as listed in its then current registration statement on September 28, 2017. The expenses borne by IPCM are subject to recapture by IPCM for up to three years from the date the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding the Expense Cap.

(11)	IPCM has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.63% of the Fund’s average daily net assets per year (the “Expense Cap”) through the later of: (i) two years from the Closing Date; or (ii) the expiration date of the corresponding Claymore Fund’s expense cap as listed in its then current registration statement on September 28, 2017, and neither IPCM nor the Fund can discontinue the agreement prior to its expiration. IPCM further agrees to reimburse the PowerShares Fund in the amount equal to the licensing fees that the Fund pays that cause the operating expenses of the Fund to exceed the net annual operating expenses in the table above through the later of: (i) two years from the Closing Date; or (ii) the expiration date of the corresponding Claymore Fund’s expense cap as listed in its then current registration statement on September 28, 2017. The expenses borne by IPCM are subject to recapture by IPCM for up to three years from the date the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding the Expense Cap.

(12)	GFIA has contractually agreed through December 31, 2020 to waive fees and/or reimburse expenses to the extent necessary to limit the operating expenses (excluding interest expenses, a portion of the Fund’s licensing fees, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) of the Fund to 0.70% of average daily net assets of the Fund. The agreement will expire when it reaches its termination or when GFIA ceases to serve as investment adviser. To the extent that the Fund incurs expenses that are excluded from this limitation, the Fund’s expense ratio will increase.

(13)	IPCM has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.70% of the Fund’s average daily net assets per year (the “Expense Cap”) through the later of: (i) two years from the Closing Date; or (ii) the expiration date of the corresponding Claymore Fund’s expense cap as listed in its then current registration statement on September 28, 2017, and neither IPCM nor the Fund can discontinue the agreement prior to its expiration. IPCM further agrees to reimburse the PowerShares Fund in the amount equal to the licensing fees that the Fund pays that cause the operating expenses of the Fund to exceed the net annual operating expenses in the table above through the later of: (i) two years from the Closing Date; or (ii) the expiration date of the corresponding Claymore Fund’s expense cap as listed in its then current registration statement on September 28, 2017. The expenses borne by IPCM are subject to recapture by IPCM for up to three years from the date the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding the Expense Cap.

(14)	GFIA has contractually agreed through December 31, 2020 to waive fees and/or reimburse expenses to the extent necessary to limit the operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) (“Operating Expenses”) of the Fund to 0.55% of average daily net assets of the Fund. In addition, GFIA has agreed to include the Fund’s index licensing fees in the Fund’s Operating Expenses that are subject to this limit. The agreement will expire when it reaches its termination or when GFIA ceases to serve as investment adviser. To the extent that the Fund incurs expenses that are excluded from this limitation, the Fund’s expense ratio will increase.

(15)	IPCM has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.55% of the Fund’s average daily net assets per year (the “Expense Cap”) through the later of: (i) two years from the Closing Date; or (ii) the expiration date of the corresponding Claymore Fund’s expense cap as listed in its then current registration statement on September 28, 2017, and neither IPCM nor the Fund can discontinue the agreement prior to its expiration. IPCM further agrees to reimburse the PowerShares Fund in the amount equal to the licensing fees that the Fund pays that cause the operating expenses of the Fund to exceed the net annual operating expenses in the table above through the later of: (i) two years from the Closing Date; or (ii) the expiration date of the corresponding Claymore Fund’s expense cap as listed in its then current registration statement on September 28, 2017. The expenses borne by IPCM are subject to recapture by IPCM for up to three years from the date the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding the Expense Cap.

(16)	GFIA has contractually agreed through December 31, 2019 to waive fees and/or reimburse expenses to the extent necessary to limit the operating expenses (excluding interest expenses, a portion of the Fund’s licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) of the Fund to 0.65% of average daily net assets of the Fund. The agreement will expire when it reaches its termination or when GFIA ceases to serve as investment adviser. To the extent that the Fund incurs expenses that are excluded from this limitation, the Fund’s expense ratio will increase.

(17)	Other Expenses are based on estimated amounts for the current fiscal year.

(18)	To the extent the Fund invests in the shares of an affiliated fund, GPIM has voluntarily agreed to waive its management fee and/or reimburse fund expenses in an amount equal to the Fund’s management fee attributable to the Fund’s assets invested in the affiliated fund.

(19)	To the extent the Fund invests in the shares of an affiliated fund, IPCM has contractually agreed to waive its management fee and/or reimburse fund expenses in an amount equal to the Fund’s management fee attributable to the Fund’s assets invested in the affiliated fund.

Examples*

These Examples are intended to help you compare the cost of investing in other investment companies with the cost of investing in each Claymore Fund, as well as with the cost of investing in its corresponding PowerShares Fund (after giving effect to the Reorganization). The Examples assume that you invest $10,000 in a Claymore Fund or PowerShares Fund for the time periods indicated and reinvest all dividends and distributions. The Examples also assume that your investment has a 5% return each year, that the Funds’ operating expenses without waivers remain the same and, to the extent applicable, that expenses were capped for the periods indicated above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Guggenheim BRIC ETF (as of 8/31/17)	$65	$205	$383	$898

	1 Year	3 Years	5 Years	10 Years
PowerShares BRIC Portfolio (Pro forma) (as of 8/31/17)	$65	$218	$398	$919
Guggenheim Dow Jones Industrial Average Dividend ETF (as of 8/31/17)	$31	$97	$169	$381
PowerShares Dow Jones Industrial Average Dividend Portfolio (Pro forma) (as of 8/31/17)	$31	$97	$169	$381
Guggenheim Insider Sentiment ETF (as of 8/31/17)	$68	$214	$406	$960
PowerShares Insider Sentiment Portfolio (Pro forma) (as of 8/31/17)	$68	$231	$425	$985
Guggenheim Mid-Cap Core ETF (as of 8/31/17)	$66	$208	$383	$892
PowerShares Zacks Mid-Cap Portfolio (Pro forma) (as of 8/31/17)	$66	$217	$390	$891
Guggenheim Multi-Asset Income ETF (as of 8/31/17)	$86	$268	$482	$1,099
PowerShares Zacks Multi-Asset Income Portfolio (Pro forma) (as of 8/31/17)	$86	$274	$483	$1,087
Guggenheim Raymond James SB-1 Equity ETF (as of 8/31/17)	$77	$240	$417	$930
PowerShares Raymond James SB-1 Equity Portfolio (Pro forma) (as of 8/31/17)	$77	$240	$417	$930
Guggenheim S&P Spin-Off ETF (as of 8/31/17)	$65	$205	$357	$798
PowerShares S&P Spin-Off Portfolio (Pro forma) (as of 8/31/17)	$63	$199	$346	$774
Wilshire Micro-Cap ETF (as of 8/31/17)	$60	$189	$329	$738
PowerShares Wilshire Micro-Cap Portfolio (Pro forma) (as of 8/31/17)	$60	$189	$329	$738
Wilshire US REIT ETF (as of 8/31/17)	$33	$103	$180	$406
PowerShares Wilshire US REIT Portfolio (Pro forma) (as of 8/31/17)	$33	$103	$180	$406
Guggenheim S&P Global Dividend Opportunities Index ETF (as of 5/31/17)	$65	$205	$387	$916
PowerShares S&P Global Dividend Opportunities Index Portfolio (Pro forma) (as of 5/31/17)	$65	$223	$412	$959
Guggenheim BulletShares 2018 Corporate Bond ETF (as of 5/31/17)	$25	$77	$135	$306
PowerShares BulletShares 2018 Corporate Bond Portfolio (Pro forma) (as of 5/31/17)	$25	$77	$135	$306
Guggenheim BulletShares 2018 High Yield Corporate Bond ETF (as of 5/31/17)	$45	$141	$246	$555
PowerShares BulletShares 2018 High Yield Corporate Bond Portfolio (Pro forma) (as of 5/31/17)	$43	$135	$235	$530
Guggenheim BulletShares 2019 Corporate Bond ETF (as of 5/31/17)	$25	$77	$135	$306
PowerShares BulletShares 2019 Corporate Bond Portfolio (Pro forma) (as of 5/31/17)	$25	$77	$135	$306
Guggenheim BulletShares 2019 High Yield Corporate Bond ETF (as of 5/31/17)	$45	$141	$246	$555
PowerShares BulletShares 2019 High Yield Corporate Bond Portfolio (Pro forma) (as of 5/31/17)	$43	$135	$235	$530
Guggenheim BulletShares 2020 Corporate Bond ETF (as of 5/31/17)	$25	$77	$135	$306
PowerShares BulletShares 2020 Corporate Bond Portfolio (Pro forma) (as of 5/31/17)	$25	$77	$135	$306
Guggenheim BulletShares 2020 High Yield Corporate Bond ETF (as of 5/31/17)	$45	$141	$246	$555
PowerShares BulletShares 2020 High Yield Corporate Bond Portfolio (Pro forma) (as of 5/31/17)	$43	$135	$235	$530
Guggenheim BulletShares 2021 Corporate Bond ETF (as of 5/31/17)	$25	$77	$135	$306
PowerShares BulletShares 2021 Corporate Bond Portfolio (Pro forma) (as of 5/31/17)	$25	$77	$135	$306
Guggenheim BulletShares 2021 High Yield Corporate Bond ETF (as of 5/31/17)	$45	$141	$246	$555

	1 Year	3 Years	5 Years	10 Years
PowerShares BulletShares 2021 High Yield Corporate Bond Portfolio (Pro forma) (as of 5/31/17)	$43	$135	$235	$530
Guggenheim BulletShares 2022 Corporate Bond ETF (as of 5/31/17)	$25	$77	$135	$306
PowerShares BulletShares 2022 Corporate Bond Portfolio (Pro forma) (as of 5/31/17)	$25	$77	$135	$306
Guggenheim BulletShares 2022 High Yield Corporate Bond ETF (as of 5/31/17)	$45	$141	$246	$555
PowerShares BulletShares 2022 High Yield Corporate Bond Portfolio (Pro forma) (as of 5/31/17)	$43	$135	$235	$530
Guggenheim BulletShares 2023 Corporate Bond ETF (as of 5/31/17)	$25	$77	$135	$306
PowerShares BulletShares 2023 Corporate Bond Portfolio (Pro forma) (as of 5/31/17)	$25	$77	$135	$306
Guggenheim BulletShares 2023 High Yield Corporate Bond ETF (as of 5/31/17)	$45	$141	$246	$555
PowerShares BulletShares 2023 High Yield Corporate Bond Portfolio (Pro forma) (as of 5/31/17)	$43	$135	$235	$530
Guggenheim BulletShares 2024 Corporate Bond ETF (as of 5/31/17)	$25	$77	$135	$306
PowerShares BulletShares 2024 Corporate Bond Portfolio (Pro forma) (as of 5/31/17)	$25	$77	$135	$306
Guggenheim BulletShares 2024 High Yield Corporate Bond ETF	$43	$135	$235	$530
PowerShares BulletShares 2024 High Yield Corporate Bond Portfolio (Pro forma)	$43	$135	$235	$530
Guggenheim BulletShares 2025 Corporate Bond ETF (as of 5/31/17)	$25	$77	$135	$306
PowerShares BulletShares 2025 Corporate Bond Portfolio (Pro forma) (as of 5/31/17)	$25	$77	$135	$306
Guggenheim BulletShares 2025 High Yield Corporate Bond ETF (as of 9/27/17)	$43	$135	N/A	N/A
PowerShares BulletShares 2025 High Yield Corporate Bond Portfolio (Pro forma) (as of 9/27/17)	$43	$135	N/A	N/A
Guggenheim BulletShares 2026 Corporate Bond ETF (as of 5/31/17)	$25	$77	$135	$306
PowerShares BulletShares 2026 Corporate Bond Portfolio (Pro forma) (as of 5/31/17)	$25	$77	$135	$306
Guggenheim BulletShares 2027 Corporate Bond ETF (as of 9/27/17)	$25	$77	N/A	N/A
PowerShares BulletShares 2027 Corporate Bond Portfolio (Pro forma) (as of 9/27/17)	$25	$77	N/A	N/A
Guggenheim Defensive Equity ETF (as of 8/31/17)	$61	$192	$342	$777
PowerShares Defensive Equity Portfolio (Pro forma) (as of 8/31/17)	$61	$193	$338	$760
Guggenheim Ultra Short Duration ETF (as of 5/31/17)	$28	$87	$154	$353
PowerShares Ultra Short Duration Portfolio (Pro forma) (as of 5/31/17)	$26	$80	$141	$318
Guggenheim Canadian Energy Income ETF (as of 5/31/17)	$67	$211	$424	$1,038
PowerShares Canadian Energy Income Portfolio (Pro forma) (as of 5/31/17)	$67	$250	$488	$1,171
Guggenheim China All-Cap ETF (as of 8/31/17)	$72	$224	$390	$871
PowerShares China All-Cap Portfolio (Pro forma) (as of 8/31/17)	$72	$224	$390	$871
Guggenheim China Real Estate ETF (as of 5/31/17)	$72	$224	$458	$1,129
PowerShares China Real Estate Portfolio (Pro forma) (as of 5/31/17)	$72	$264	$513	$1,227
Guggenheim China Small Cap ETF (as of 5/31/17)	$77	$240	$452	$1,064
PowerShares China Small Cap Portfolio (Pro forma) (as of 5/31/17)	$77	$256	$468	$1,079
Guggenheim China Technology ETF (as of 8/31/17)	$72	$224	$390	$871
PowerShares China Technology Portfolio (Pro forma) (as of 8/31/17)	$72	$224	$390	$871

	1 Year	3 Years	5 Years	10 Years
Guggenheim Frontier Markets ETF (as of 5/31/17)	$72	$224	$500	$1,287
PowerShares Frontier Markets Portfolio (Pro forma) (as of 5/31/17)	$72	$276	$550	$1,334
Guggenheim International Multi-Asset Income ETF (as of 5/31/17)	$87	$271	$627	$1,630
PowerShares Zacks International Multi-Asset Income Portfolio (Pro forma) (as of 5/31/17)	$87	$369	$772	$1,899
Guggenheim MSCI Global Timber ETF (as of 5/31/17)	$56	$176	$343	$826
PowerShares MSCI Global Timber Portfolio (Pro forma) (as of 5/31/17)	$56	$191	$352	$821
Guggenheim Shipping ETF (as of 5/31/17)	$66	$208	$362	$810
PowerShares Shipping Portfolio (Pro forma) (as of 5/31/17)	$66	$208	$362	$810
Guggenheim S&P Global Water Index ETF (as of 8/31/17)	$64	$202	$351	$786
PowerShares S&P Global Water Index Portfolio (Pro forma) (as of 8/31/17)	$62	$195	$340	$762
Guggenheim S&P High Income Infrastructure ETF (as of 8/31/17)	$46	$144	$252	$567
PowerShares S&P High Income Infrastructure Portfolio (Pro forma) (as of 8/31/17)	$46	$144	$252	$567
Guggenheim Solar ETF (as of 8/31/17)	$72	$224	$404	$924
PowerShares Solar Portfolio (Pro forma) (as of 8/31/17)	$72	$228	$403	$911
Guggenheim U.S. Large Cap Optimized Volatility ETF (as of 8/31/17)	$31	$97	$169	$381
PowerShares U.S. Large Cap Optimized Volatility Portfolio (Pro forma) (as of 8/31/17)	$31	$97	$169	$381
Guggenheim Total Return Bond ETF (as of 8/31/17)	$54	$166	$287	$642
PowerShares Total Return Bond Portfolio (Pro forma) (as of 8/31/17)	$51	$163	$287	$649

*	The Example is not a representation of past or future expenses. Each Claymore Fund’s and PowerShares Fund’s actual expenses, and an investor’s direct and indirect expenses, may be more or less than those shown. IPCM, GFIA and GPIM will bear, or will arrange for an entity under common ownership thereof to bear, 100% of the costs incurred in connection with the Reorganization. Expenses of the Reorganization have not been reflected in the tables above.

Comparison of Investment Objectives

Each Claymore Index Fund is, and its corresponding PowerShares Index Fund will be, an “index” ETF and will not be actively managed. The Guggenheim Ultra Short Duration ETF and Guggenheim Total Return Bond ETF are, and their corresponding PowerShares Funds will be, actively managed.

Each PowerShares Fund will have an identical investment objective as its corresponding Claymore Fund. The investment objective of each Claymore Index Fund and its corresponding PowerShares Index Fund is to seek to track a specified securities index (each, an “Underlying Index”). Specifically, each Claymore Index Fund and its corresponding PowerShares Index Fund have the following investment objective: to seek investment results that correspond generally to the performance, before the Fund’s fees and expenses, of its respective Underlying Index.

The table below lists each pair of corresponding Claymore Index Funds and PowerShares Index Funds, and the Underlying Index that the Claymore Index Fund currently seeks, and the PowerShares Index Fund will seek, to track:

CLAYMORE INDEX FUNDS	POWERSHARES INDEX FUNDS	UNDERLYING INDEX
Guggenheim BRIC ETF	PowerShares BRIC Portfolio	BNY Mellon BRIC Select DR Index
Guggenheim Dow Jones Industrial Average Dividend ETF	PowerShares Dow Jones Industrial Average Dividend Portfolio	Dow Jones Industrial Average Yield Weighted
Guggenheim Insider Sentiment ETF	PowerShares Insider Sentiment Portfolio	Nasdaq US Insider Sentiment Index

CLAYMORE INDEX FUNDS	POWERSHARES INDEX FUNDS	UNDERLYING INDEX
Guggenheim Mid-Cap Core ETF	PowerShares Zacks Mid-Cap Portfolio	Zacks Mid-Cap Core Index
Guggenheim Multi-Asset Income ETF	PowerShares Zacks Multi-Asset Income Portfolio	Zacks Multi-Asset Income Index
Guggenheim Raymond James SB-1 Equity ETF	PowerShares Raymond James SB-1 Equity Portfolio	Raymond James SB-1 Equity Index
Guggenheim S&P Spin-Off ETF	PowerShares S&P Spin-Off Portfolio	S&P U.S. Spin-Off Index
Wilshire Micro-Cap ETF	PowerShares Wilshire Micro-Cap Portfolio	Wilshire US Micro-Cap IndexSM
Wilshire US REIT ETF	PowerShares Wilshire US REIT Portfolio	Wilshire US Real Estate Investment Trust IndexSM
Guggenheim S&P Global Dividend Opportunities Index ETF	PowerShares S&P Global Dividend Opportunities Index Portfolio	S&P Global Dividend Opportunities Index
Guggenheim BulletShares 2018 Corporate Bond ETF	PowerShares BulletShares 2018 Corporate Bond Portfolio	Nasdaq BulletShares® USD Corporate Bond 2018 Index*
Guggenheim BulletShares 2018 High Yield Corporate Bond ETF	PowerShares BulletShares 2018 High Yield Corporate Bond Portfolio	Nasdaq BulletShares® USD High Yield Corporate Bond 2018 Index*
Guggenheim BulletShares 2019 Corporate Bond ETF	PowerShares BulletShares 2019 Corporate Bond Portfolio	Nasdaq BulletShares® USD Corporate Bond 2019 Index*
Guggenheim BulletShares 2019 High Yield Corporate Bond ETF	PowerShares BulletShares 2019 High Yield Corporate Bond Portfolio	Nasdaq BulletShares® USD High Yield Corporate Bond 2019 Index*
Guggenheim BulletShares 2020 Corporate Bond ETF	PowerShares BulletShares 2020 Corporate Bond Portfolio	Nasdaq BulletShares® USD Corporate Bond 2020 Index*
Guggenheim BulletShares 2020 High Yield Corporate Bond ETF	PowerShares BulletShares 2020 High Yield Corporate Bond Portfolio	Nasdaq BulletShares® USD High Yield Corporate Bond 2020 Index*
Guggenheim BulletShares 2021 Corporate Bond ETF	PowerShares BulletShares 2021 Corporate Bond Portfolio	Nasdaq BulletShares® USD Corporate Bond 2021 Index*
Guggenheim BulletShares 2021 High Yield Corporate Bond ETF	PowerShares BulletShares 2021 High Yield Corporate Bond Portfolio	Nasdaq BulletShares® USD High Yield Corporate Bond 2021 Index*
Guggenheim BulletShares 2022 Corporate Bond ETF	PowerShares BulletShares 2022 Corporate Bond Portfolio	Nasdaq BulletShares® USD Corporate Bond 2022 Index*
Guggenheim BulletShares 2022 High Yield Corporate Bond ETF	PowerShares BulletShares 2022 High Yield Corporate Bond Portfolio	Nasdaq BulletShares® USD High Yield Corporate Bond 2022 Index*
Guggenheim BulletShares 2023 Corporate Bond ETF	PowerShares BulletShares 2023 Corporate Bond Portfolio	Nasdaq BulletShares® USD Corporate Bond 2023 Index*
Guggenheim BulletShares 2023 High Yield Corporate Bond ETF	PowerShares BulletShares 2023 High Yield Corporate Bond Portfolio	Nasdaq BulletShares® USD High Yield Corporate Bond 2023 Index*
Guggenheim BulletShares 2024 Corporate Bond ETF	PowerShares BulletShares 2024 Corporate Bond Portfolio	Nasdaq BulletShares® USD Corporate Bond 2024 Index*
Guggenheim BulletShares 2024 High Yield Corporate Bond ETF	PowerShares BulletShares 2024 High Yield Corporate Bond Portfolio	Nasdaq BulletShares® USD High Yield Corporate Bond 2024 Index*
Guggenheim BulletShares 2025 Corporate Bond ETF	PowerShares BulletShares 2025 Corporate Bond Portfolio	Nasdaq BulletShares® USD Corporate Bond 2025 Index*
Guggenheim BulletShares 2025 High Yield Corporate Bond ETF	PowerShares BulletShares 2025 High Yield Corporate Bond Portfolio	Nasdaq BulletShares® USD High Yield Corporate Bond 2025 Index*
Guggenheim BulletShares 2026 Corporate Bond ETF	PowerShares BulletShares 2026 Corporate Bond Portfolio	Nasdaq BulletShares® USD Corporate Bond 2026 Index*

CLAYMORE INDEX FUNDS	POWERSHARES INDEX FUNDS	UNDERLYING INDEX
Guggenheim BulletShares 2027 Corporate Bond ETF	PowerShares BulletShares 2027 Corporate Bond Portfolio	Nasdaq BulletShares® USD Corporate Bond 2027 Index*
Guggenheim Defensive Equity ETF	PowerShares Defensive Equity Portfolio	Guggenheim Defensive Equity Index*
Guggenheim Ultra Short Duration ETF	PowerShares Ultra Short Duration Portfolio	Not applicable.
Guggenheim Canadian Energy Income ETF	PowerShares Canadian Energy Income Portfolio	S&P/TSX High Income Energy Index
Guggenheim China All-Cap ETF	PowerShares China All-Cap Portfolio	AlphaShares China All Cap Index
Guggenheim China Real Estate ETF	PowerShares China Real Estate Portfolio	AlphaShares China Real Estate Index
Guggenheim China Small Cap ETF	PowerShares China Small Cap Portfolio	AlphaShares China Small Cap Index
Guggenheim China Technology ETF	PowerShares China Technology Portfolio	AlphaShares China Technology Index
Guggenheim Frontier Markets ETF	PowerShares Frontier Markets Portfolio	BNY Mellon New Frontier Index
Guggenheim International Multi-Asset Income ETF	PowerShares Zacks International Multi-Asset Income Portfolio	Zacks International Multi-Asset Income Index
Guggenheim MSCI Global Timber ETF	PowerShares MSCI Global Timber Portfolio	MSCI ACWI IMI Timber Select Capped Index
Guggenheim Shipping ETF	PowerShares Shipping Portfolio	Dow Jones Global Shipping IndexSM
Guggenheim S&P Global Water Index ETF	PowerShares S&P Global Water Index Portfolio	S&P Global Water Index
Guggenheim S&P High Income Infrastructure ETF	PowerShares S&P High Income Infrastructure Portfolio	S&P High Income Infrastructure Index
Guggenheim Solar ETF	PowerShares Solar Portfolio	MAC Global Solar Energy Index
Guggenheim U.S. Large Cap Optimized Volatility ETF	PowerShares U.S. Large Cap Optimized Volatility Portfolio	Guggenheim U.S. Large Cap Optimized Volatility Index*
Guggenheim Total Return Bond ETF	PowerShares Total Return Bond Portfolio	Not applicable.

*	The Underlying Index was developed by Accretive Asset Management, LLC (“Accretive” or “Guggenheim Index ServicesSM”), which currently is a wholly owned subsidiary of Guggenheim Partners, LLC and an affiliate of the Claymore Advisers. As part of the Transaction, Invesco will acquire all of the membership interests in Accretive, which will allow Invesco Indexing, LLC (“Invesco Indexing), an affiliate of IPCM, to utilize Accretive’s methodologies and processes to provide the Underlying Index.

The investment objective of the Guggenheim Ultra Short Duration ETF and its corresponding PowerShares Fund is to seek maximum current income, consistent with preservation of capital and daily liquidity.

The investment objective of the Guggenheim Total Return Bond ETF and its corresponding PowerShares Fund is to seek maximum total return, comprised of income and capital appreciation.

There is no assurance that a Fund will achieve its stated investment objective.

The investment objective for each Claymore Fund and each PowerShares Fund is non-fundamental, meaning that it may be changed by a Trust’s Board at any time without shareholder approval.

Index Provider Information. Each Underlying Index is calculated and maintained by its respective index provider, which, except for Accretive, is not affiliated with any of the Claymore Funds, the Claymore Advisers or GFD. Accretive, the Claymore Advisers and GFD are each indirect subsidiaries of Guggenheim Partners, LLC and as such, are affiliates of each other. As part of the Transaction, Invesco will acquire all of the membership interests in Accretive, which will allow Invesco Indexing, an affiliate of IPCM and IDI, to utilize Accretive methodologies and processes to provide the Underlying Indexes currently provided by Accretive. Each Claymore Index Fund is entitled to use its Underlying Index pursuant to a sub-licensing agreement with the Claymore Adviser.

Assuming shareholders of the Claymore Index Funds approve the Plan of Reorganization and the Reorganization is consummated, the licensing agreements between each index provider and a Claymore Adviser are expected to be assigned to IPCM. Each index provider will continue to maintain its respective Underlying Index(es) upon assignment of those agreements. Likewise, each PowerShares Index Fund, upon commencing operations, will be entitled to use its respective Underlying Index pursuant to a sub-licensing agreement with IPCM.

With the exception of Invesco Indexing, following the closing of the Transaction, no entity that creates, compiles, sponsors or maintains an Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the PowerShares Trusts, IPCM, IDI or a promoter of any PowerShares Fund, and neither Invesco nor any affiliate of Invesco will have any rights to influence the selection of the securities in the Underlying Indexes, except for the Underlying Indexes provided by Invesco Indexing.

For additional information about the index providers for the PowerShares Index Funds, please see Appendix D – “Index Providers Information and Disclaimers.”

Comparison of Principal Investment Strategies

The principal investment strategies of each Claymore Fund and each PowerShares Fund following the Reorganization are set forth below. Except where noted below, the principal investment strategies of each Claymore Fund are identical to those of its corresponding PowerShares Fund. Where the principal investment strategies are not identical, they differ because, as a condition of their exemptive relief, certain PowerShares Index Funds must invest at least 90% of their total assets in the components of its Underlying Index, whereas the corresponding Claymore Fund is required to invest at least 80% of its total assets in components of such Underlying Index. In addition, the Guggenheim Defensive Equity ETF is required to invest at least 90% of its total assets in the components of its Underlying Index, whereas the PowerShares Defensive Equity Portfolio is required to invest at least 80% of its total assets in the components of such Underlying Index. Further, as part of the Transaction, Invesco will acquire all of the membership interests in Accretive, currently an affiliate of the Claymore Advisers, which will allow Invesco Indexing, an affiliate of IPCM, to utilize Accretive’s methodologies and processes to provide the Underlying Indexes currently provided by Accretive. Therefore, all references to Accretive in the following comparisons are replaced with Invesco Indexing. In all other respects, the principal investment strategies are identical.

Unless otherwise specified below, references in this section to the “Fund” refer to each Claymore Fund and PowerShares Fund named in the subheading. References to the “Adviser” refer to GFIA or GPIM, as applicable (for the Claymore Funds), and to IPCM (for the PowerShares Funds). References to the “Board” refer to the Claymore Board and to the PowerShares Board.

Guggenheim BRIC ETF / PowerShares BRIC Portfolio

The Funds have the same principal investment strategies, except that the Claymore Fund is required to invest at least 80% of its total assets in the Underlying Index, whereas the PowerShares Fund is required to invest at least 90% of its total assets in the Underlying Index.

The Fund, using a “passive” or “indexing” investment approach, seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the BNY Mellon BRIC Select DR Index (the “Underlying Index”). The Underlying Index is a rules-based index (i.e., an index constructed using specified criteria) comprised of American depositary receipts (“ADRs”), global depositary receipts (“GDRs”) and China H-shares of Chinese equities where appropriate, based on liquidity, from a universe of all listed depositary receipts of companies from Brazil, Russia, India and China currently trading on U.S. and non-U.S. exchanges. China H-shares are issued by companies incorporated in mainland China and listed on the Hong Kong Stock Exchange.

The depositary receipts that comprise the Underlying Index may be sponsored or unsponsored. The companies in the universe are selected using a proprietary methodology developed by The Bank of New York Mellon (the “Index Provider” or “BNY Mellon”). The Claymore Fund will invest at least 80% (for the PowerShares Fund, 90%) of its total assets in securities that comprise the Underlying Index and in the underlying securities representing ADRs and GDRs that are constituents of the Underlying Index. As of November 30, 2016, the Underlying Index consisted of 99 securities. The Claymore Fund has adopted a policy that requires the Claymore Fund to provide shareholders with at least 60 days’ notice prior to any material change in this policy or the Underlying Index. The PowerShares Fund has adopted a policy to provide shareholders with at least 60 days’ notice prior to any material change to its 80% policy required by Rule 35d-1 and any change of an Underlying Index that it tracks. The Board may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Fund may invest directly in one or more underlying securities represented by the depositary receipts comprising the Underlying Index under the following limited circumstances: (a) when market conditions result in the underlying security providing improved liquidity relative to the depositary receipt; (b) when a depositary receipt is trading at a significantly different price than its underlying security; or (c) the timing of trade execution is improved due to the local market in which an underlying security is traded being open at different times than the market in which the security’s corresponding depositary receipt is traded.

The Fund generally will invest in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Underlying Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Underlying Index in proportions expected by the Adviser to replicate generally the performance of the Underlying Index as a whole. There may also be instances when the Adviser may choose to overweight another security in the Underlying Index or purchase (or sell) securities not in the Underlying Index, which the Adviser believes are appropriate to substitute for one or more Underlying Index components in seeking to accurately track the Underlying Index, such as: (i) regulatory requirements possibly affecting the Fund’s ability to hold a security in the Underlying Index, (ii) restrictions or requirements in local markets possibly rendering it infeasible or inefficient for the Fund to purchase or sell a security in the Underlying Index, or (iii) liquidity concerns possibly affecting the Fund’s ability to purchase or sell a security in the Underlying Index. The Fund may sell securities that are represented in the Underlying Index or purchase securities that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index pursuant to scheduled reconstitutions and rebalancings of the Underlying Index. The Fund will concentrate its investments (i.e., invest 25% or more of its assets) in securities issued by companies whose principal business activities are in the same industry or group of industries to the extent the Underlying Index is so concentrated. As of August 31, 2016, the telecommunications, energy and financial sectors each represented a substantial portion of the Underlying Index.

Guggenheim Dow Jones Industrial Average Dividend ETF / PowerShares Dow Jones Industrial Average Dividend Portfolio

The Funds have the same principal investment strategies, except that the Claymore Fund is required to invest at least 80% of its total assets in the Underlying Index, whereas the PowerShares Fund is required to invest at least 90% of its total assets in the Underlying Index.

The Fund, using a “passive” or “indexing” investment approach, seeks investment results that correspond generally to, the performance, before the Fund’s fees and expenses, of the Dow Jones Industrial Average Yield Weighted (the “Underlying Index”). The Underlying Index is designed to provide exposure to high-yielding equity securities of companies included in the Dow Jones Industrial Average™, which is a price-weighted index of 30 U.S. blue-chip companies that meet certain size, listing and liquidity requirements. The following criteria are used to select securities for the Dow Jones Industrial Average™: (a) the company is not a utility or in the transportation business; (b) the company has a premier reputation in its field; (c) the company has a history of successful growth; and (d) there is wide interest among individual and institutional investors. The Underlying Index is calculated using a yield-weighted methodology that weights all components of the Dow Jones Industrial Average™ by their twelve-month dividend yield over the prior twelve months. Underlying Index constituents must be a part of the Dow Jones Industrial Average™. Only securities with a track record of consistent dividend payments in the previous twelve months will be eligible for inclusion in the Underlying Index. The Underlying Index is rebalanced semi-annually.

The Claymore Fund will invest at least 80% (for the PowerShares Fund, 90%) of its total assets in common stocks that comprise the Underlying Index. The Claymore Fund has adopted a policy that requires the Claymore Fund to provide shareholders with at least 60 days’ notice prior to any change in this policy or a material change to the Underlying Index. The PowerShares Fund has adopted a policy to provide shareholders with at least 60 days’ notice prior to any material change to its 80% policy required by Rule 35d-1 and any change of an Underlying Index that it tracks. The Board may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Fund generally will invest in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Underlying Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Underlying Index in proportions expected by the Adviser to replicate generally the performance of the Underlying Index as a whole. There may also be instances when the Adviser may choose to overweight another security in the Underlying Index or purchase (or sell) securities not in the Underlying Index, which the Adviser believes are appropriate to substitute for one or more Underlying Index components in seeking to accurately track the Underlying Index, such as: (i) regulatory requirements possibly affecting the Fund’s ability to hold a security in the Underlying Index, or (ii) liquidity concerns possibly affecting the Fund’s ability to purchase or sell a security in the Underlying Index. In addition, from time to time, securities are added to or removed from the Underlying Index. The Fund may sell securities that are represented in the Underlying Index or purchase securities that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index pursuant to scheduled reconstitutions and rebalancings of the Underlying Index. The Fund will concentrate its investments (i.e., invest 25% or more of its assets) in securities issued by companies whose principal business activities are in the same industry or group of industries to the extent the Underlying Index is so concentrated. As of August 31, 2016, the consumer staples and industrials sectors each represented a substantial portion of the Underlying Index.

Guggenheim Insider Sentiment ETF / PowerShares Insider Sentiment Portfolio

The Fund, using a “passive” or “indexing” investment approach, seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the Nasdaq US Insider Sentiment Index (the “Underlying Index”). The Underlying Index is designed to provide exposure to U.S. companies that Nasdaq, Inc. (“Nasdaq” or the “Index Provider”) has selected for inclusion in the Underlying Index based on a company’s corporate insider buying trends. The companies eligible for the Underlying Index are derived from its starting universe, the Nasdaq US Large Mid Cap Index, which is designed to track the performance of mid- to large-capitalization U.S. companies. A broad universe of U.S.-traded securities, including common stocks, American Depositary Receipts, Global Depositary Receipts, depositary shares, shares of beneficial interest or limited partnership interests and tracking stocks, are eligible for inclusion in the Underlying Index. The Index Provider selects securities for the Underlying Index using a rules-based selection criteria designed to increase the Underlying Index’s exposure, relative to the starting universe, to securities that reflect favorable corporate insider buying trends by considering the following factors:

•	Insider Buying Trends. Increases in average shares of a company held by corporate insiders are evaluated by calculating the average shares held by corporate insiders over a trailing 12-month period and comparing that average to the average number of shares held by corporate insiders over a 13 to 24-month period.

•	Momentum. Momentum is calculated based on each company’s one-month, three-month, six-month, nine-month and twelve-month returns.

•	Volatility. Volatility reflects the degree of fluctuation in a company’s share price and it is calculated based on a company’s trailing one-year share price fluctuation.

Eligible securities are ranked based on the above three factors and the top 100 ranking securities are selected for inclusion in the Underlying Index. The Underlying Index is also subject to industry specific constraints. The Underlying Index is evaluated and rebalanced semi-annually. As of November 30, 2016, the Underlying Index was comprised of approximately 100 securities.

Under normal circumstances, the Fund will invest at least 90% of its total assets in securities that comprise the Underlying Index and depositary receipts representing common stocks included in the Underlying Index (or underlying securities representing depositary receipts included in the Underlying Index). The Claymore Fund has adopted a policy that requires the Claymore Fund to provide shareholders with at least 60 days’ notice prior to any material change in this policy or the Underlying Index. The PowerShares Fund has adopted a policy to provide shareholders with at least 60 days’ notice prior to any material change to its 80% policy required by Rule 35d-1 and any change of an Underlying Index that it tracks. The Board may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Fund may invest directly in one or more underlying securities represented by depositary receipts included in the Underlying Index under the following limited circumstances: (a) when market conditions result in the underlying security providing improved liquidity relative to the depositary receipt; (b) when a depositary receipt is trading at a significantly different price than its underlying security; or (c) the timing of trade executions is improved due to the local market in which an underlying security is traded being open at different times than the market in which the security’s corresponding depositary receipt is traded.

The Fund generally will invest in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Underlying Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Underlying Index in proportions expected by the Adviser to replicate generally the performance of the Underlying Index as a whole. There may also be instances when the Adviser may choose to overweight another security in the Underlying Index or purchase (or sell) securities not in the Underlying Index, which the Adviser believes are appropriate to substitute for one or more Underlying Index components in seeking to accurately track the Underlying Index, such as: (i) regulatory requirements possibly affecting the Fund’s ability to hold a security in the Underlying Index, or (ii) liquidity concerns possibly affecting the Fund’s ability to purchase or sell a security in the Underlying Index. In addition, from time to time, securities are added to or removed from the Underlying Index. The Fund may sell securities that are represented in the Underlying Index or purchase securities that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index pursuant to scheduled reconstitutions and rebalancings of the Underlying Index. The Fund will concentrate its investments (i.e., invest 25% or more of its assets) in securities issued by companies whose principal business activities are in the same industry or group of industries to the extent the Underlying Index is so concentrated. As of August 31, 2016, the financial, consumer staples, consumer discretionary and industrials sectors represented a substantial portion of the Underlying Index.

Guggenheim Mid-Cap Core ETF / PowerShares Zacks Mid-Cap Portfolio

The Fund, using a “passive” or “indexing” investment approach, seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the Zacks Mid-Cap Core Index (the “Underlying Index”). As of November 30, 2016, the Underlying Index was comprised of 100 securities selected, based on investment and other criteria, from a universe of mid-capitalization securities including master limited partnerships, American depositary receipts (“ADRs”) and business development companies. The depositary receipts included in the Underlying Index may be sponsored or unsponsored. Currently, the mid-capitalization universe ranges from approximately $2 billion in market capitalization to $16 billion in market capitalization as defined by Zacks Investment Research, Inc. (“Zacks” or the “Index Provider”). The securities in the universe are selected using a proprietary strategy developed by Zacks. The Fund will invest at least 90% of its total assets in securities that comprise the Underlying Index and depositary receipts representing securities that comprise the Underlying Index (or underlying securities representing ADRs that comprise the Underlying Index). The Claymore Fund has adopted a policy that requires the Claymore Fund to provide shareholders with at least 60 days’ notice prior to any material change in this policy or the Underlying Index. The PowerShares Fund has adopted a policy to provide shareholders with at least 60 days’ notice prior to any material change to its 80% policy required by Rule 35d-1 and any change of an Underlying Index that it tracks. The Board may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Fund may invest directly in one or more underlying securities represented by depositary receipts included in the Underlying Index under the following limited circumstances: (a) when market conditions result in the underlying security providing improved liquidity relative to the depositary receipt; (b) when a depositary receipt is trading at a significantly different price than its underlying security; or (c) the timing of trade executions is improved due to the local market in which an underlying security is traded being open at different times than the market in which the security’s corresponding depositary receipt is traded.

The Fund generally will invest in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Underlying Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Underlying Index in proportions expected by the Adviser to replicate generally the performance of the Underlying Index as a whole. There may also be instances when the Adviser may choose to overweight another security in the Underlying Index or purchase (or sell) securities not in the Underlying Index, which the Adviser believes are appropriate to substitute for one or more Underlying Index components in seeking to accurately track the Underlying Index, such as: (i) regulatory requirements possibly affecting the Fund’s ability to hold a security in the Underlying Index, or (ii) liquidity concerns possibly affecting the Fund’s ability to purchase or sell a security in the Underlying Index. In addition, from time to time, securities are added to or removed from the Underlying Index. The Fund may sell securities that are represented in the Underlying Index or purchase securities that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index pursuant to scheduled reconstitutions and rebalancings of the Underlying Index. The Fund will concentrate its investments (i.e., invest 25% or more of its assets) in securities issued by companies whose principal business activities are in the same industry or group of industries to the extent the Underlying Index is so concentrated. As of August 31, 2016, the financial and industrials sectors each represented a substantial portion of the Underlying Index.

Guggenheim Multi-Asset Income ETF / PowerShares Zacks Multi-Asset Income Portfolio

The Fund, using a “passive” or “indexing” investment approach, seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the Zacks Multi-Asset Income Index (the “Underlying Index”). As of November 30, 2016, the Underlying Index was comprised of approximately 149 securities selected, based on investment and other criteria, from a universe of domestic and international companies. The securities comprising the Underlying Index include stocks of small and medium-sized companies. The universe of securities within the Underlying Index includes U.S. listed common stocks and American depositary receipts (“ADRs”) paying dividends, real estate investment trusts, master limited partnerships, closed-end funds and traditional preferred stocks. The depositary receipts included in the Underlying Index may be sponsored or unsponsored. The companies in the universe are selected using a proprietary methodology developed by Zacks Investment Research, Inc. (“Zacks” or the “Index Provider”). The Fund will invest at least 90% of its total assets in securities that comprise the Underlying Index and depositary receipts representing securities that comprise the Underlying Index (or underlying securities representing ADRs that comprise the Underlying Index). The Claymore Fund has adopted a policy that requires the Claymore Fund to provide shareholders with at least 60 days’ notice prior to any material change in this policy or the Underlying Index. The PowerShares Fund has adopted a policy to provide shareholders with at least 60 days’ notice prior to any material change to its 80% policy required by Rule 35d-1 and any change of an Underlying Index that it tracks. The Board may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Fund may invest directly in one or more underlying securities represented by depositary receipts included in the Underlying Index under the following limited circumstances: (a) when market conditions result in the underlying security providing improved liquidity relative to the depositary receipt; (b) when a depositary receipt is trading at a significantly different price than its underlying security; or (c) the timing of trade executions is improved due to the local market in which an underlying security is traded being open at different times than the market in which the security’s corresponding depositary receipt is traded.

The Fund generally will invest in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Underlying Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Underlying Index in proportions expected by the Adviser to replicate generally the performance of the Underlying Index as a whole. There may also be instances when the Adviser may choose to overweight another security in the Underlying Index or purchase (or sell) securities not in the Underlying Index, which the Adviser believes are appropriate to substitute for one or more Underlying Index components in seeking to accurately track the Underlying Index, such as: (i) regulatory requirements possibly affecting the Fund’s ability to hold a security in the Underlying Index, or (ii) liquidity concerns possibly affecting the Fund’s ability to purchase or sell a security in the Underlying Index. In addition, from time to time, securities are added to or removed from the Underlying Index. The Fund may sell securities that are represented in the Underlying Index or purchase securities that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index pursuant to scheduled reconstitutions and rebalancings of the Underlying Index. The Fund will concentrate its investments (i.e., invest 25% or more of its assets) in securities issued by companies whose principal business activities are in the same industry or group of industries to the extent the Underlying Index is so concentrated. As of August 31, 2016, the financial and energy sectors each represented a substantial portion of the Underlying Index.

Guggenheim Raymond James SB-1 Equity ETF / PowerShares Raymond James SB-1 Equity Portfolio

The Funds have the same principal investment strategies, except that the Claymore Fund is required to invest at least 80% of its total assets in the Underlying Index, whereas the PowerShares Fund is required to invest at least 90% of its total assets in the Underlying Index.

The Fund, using a “passive” or “indexing” investment approach, seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the Raymond James SB-1 Equity Index (the “Underlying Index”). The Underlying Index is composed of all equity securities rated Strong Buy 1 (“SB-1”) by Raymond James & Associates, Inc. (“Raymond James & Associates”), an affiliate of Raymond James Research Services, LLC (“Raymond James” or the “Index Provider”), as of each rebalance and reconstitution date. Underlying Index constituents include equity securities of all market capitalizations, as defined by the Index Provider, that trade on a U.S. securities exchange, including common stocks, American depositary receipts (“ADRs”), real estate investment trusts, master limited partnerships and business development companies. The depositary receipts included in the Underlying Index may be sponsored or unsponsored. The number of securities in the Underlying Index may vary depending on the number of equity securities rated SB-1 by Raymond James & Associates. The Underlying Index generally consists of between 100 and 200 securities and, as of November 30, 2016, the market capitalization range of Underlying Index constituents was $135 million to $468 billion. Under normal conditions, the Fund will invest at least 80% of its assets in equity securities. The PowerShares Fund has adopted a similar policy as a non-principal investment strategy. The Claymore Fund will invest at least 80% (for the PowerShares Fund, 90%) of its total assets in securities that comprise the Underlying Index and depositary receipts representing securities that comprise the Underlying Index (or underlying securities representing ADRs that comprise the Underlying Index). The Claymore Fund has adopted a policy that requires the Claymore Fund to provide shareholders with at least 60 days’ notice prior to any material change in this policy or the Underlying Index. The PowerShares Fund has adopted a policy to provide shareholders with at least 60 days’ notice prior to any material change to its 80% policy required by Rule 35d-1 and any change of an Underlying Index that it tracks. The Board may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Fund may invest directly in one or more underlying securities represented by depositary receipts included in the Underlying Index under the following limited circumstances: (a) when market conditions result in the underlying security providing improved liquidity relative to the depositary receipt; (b) when a depositary receipt is trading at a significantly different price than its underlying security; or (c) the timing of trade executions is improved due to the local market in which an underlying security is traded being open at different times than the market in which the security’s corresponding depositary receipt is traded.

The Fund generally will invest in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Underlying Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Underlying Index in proportions expected by the Adviser to replicate generally the performance of the Underlying Index as a whole. There may also be instances when the Adviser may choose to overweight another security in the Underlying Index or purchase (or sell) securities not in the Underlying

Index, which the Adviser believes are appropriate to substitute for one or more Underlying Index components in seeking to accurately track the Underlying Index, such as: (i) regulatory requirements possibly affecting the Fund’s ability to hold a security in the Underlying Index, or (ii) liquidity concerns possibly affecting the Fund’s ability to purchase or sell a security in the Underlying Index. In addition, from time to time, securities are added to or removed from the Underlying Index. The Fund may sell securities that are represented in the Underlying Index or purchase securities that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index pursuant to scheduled reconstitutions and rebalancings of the Underlying Index. The Fund will concentrate its investments (i.e., invest 25% or more of its assets) in securities issued by companies whose principal business activities are in the same industry or group of industries to the extent the Underlying Index is so concentrated. As of August 31, 2016, the financial, energy and consumer staples sectors each represented a substantial portion of the Underlying Index.

Guggenheim S&P Spin-Off ETF / PowerShares S&P Spin-Off Portfolio

The Fund, using a “passive” or “indexing” investment approach, seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the S&P U.S. Spin-Off Index (the “Underlying Index”). The Underlying Index is designed to measure the performance of U.S. companies that have been spun off from larger corporations within the past four years. The Underlying Index is comprised of equity securities of U.S. companies added to the S&P United States BMI, a country sub-index of the S&P Global BMI, that have been spun off and have a float-adjusted market capitalization of at least $1 billion. S&P Dow Jones Indices LLC (“S&P” or the “Index Provider”) defines a spin-off company as any company resulting from one of the following events:

•	Spin-off. The spin-off distribution of shares of a subsidiary company by its parent company to parent company shareholders.

•	Carve-out. The sale by a parent company of a percentage of the equity of a subsidiary to public shareholders.

•	Split-off. The distribution of shares of a subsidiary company by its parent company to parent company shareholders that elect to redeem their shares in the parent company in return for shares of the subsidiary company.

As of November 30, 2016, the Underlying Index was comprised of approximately 64 securities. The Fund will invest at least 90% of its total assets in securities that comprise the Underlying Index. The Claymore Fund has adopted a policy that requires the Claymore Fund to provide shareholders with at least 60 days’ notice prior to any material change in this policy or the Underlying Index. The PowerShares Fund has adopted a policy to provide shareholders with at least 60 days’ notice prior to any material change to its 80% policy required by Rule 35d-1 and any change of an Underlying Index that it tracks. The Board may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Fund generally will invest in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Underlying Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Underlying Index in proportions expected by the Adviser to replicate generally the performance of the Underlying Index as a whole. There may also be instances when the Adviser may choose to overweight another security in the Underlying Index or purchase (or sell) securities not in the Underlying Index, which the Adviser believes are appropriate to substitute for one or more Underlying Index components in seeking to accurately track the Underlying Index, such as: (i) regulatory requirements possibly affecting the Fund’s ability to hold a security in the Underlying Index, (ii) liquidity concerns possibly affecting the Fund’s ability to purchase or sell a security in the Underlying Index. In addition, from time to time, securities are added to or removed from the Underlying Index. The Fund may sell securities that are represented in the Underlying Index or purchase securities that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index pursuant to scheduled reconstitutions and rebalancings of the Underlying Index. The Fund will concentrate its investments (i.e., invest 25% or more of its assets) in securities issued by companies whose principal business activities are in the same industry or group of industries to the extent the Underlying Index is so concentrated. As of August 31, 2016, the consumer staples sector represented a substantial portion of the Underlying Index.

Wilshire Micro-Cap ETF / PowerShares Wilshire Micro-Cap Portfolio

The Funds have the same principal investment strategies, except that the Claymore Fund is required to invest at least 80% of its total assets in the Underlying Index, whereas the PowerShares Fund is required to invest at least 90% of its total assets in the Underlying Index.

The Fund, using a “passive” or “indexing” investment approach, will seek investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the Wilshire US Micro-Cap IndexSM (the “Underlying Index”). The Underlying Index is a rules-based index (i.e., an index based on specified criteria) comprised of, as of November 30, 2016, approximately 1,139 securities of micro-capitalization companies, including real estate investment trusts and business development companies, as defined by Wilshire Associates Incorporated (“Wilshire® “ or the “Index Provider”). The Underlying Index is designed to represent micro-sized companies and is a subset of the Wilshire 5000 Total Market IndexSM (the “Wilshire 5000”). The Underlying Index represents a float-adjusted, market capitalization-weighted index of the issues ranked below 2500 by market capitalization of the Wilshire 5000. Under normal conditions, the Fund will invest at least 80% of its assets in securities of micro-capitalization companies. The PowerShares Fund has adopted a similar policy as a non-principal investment strategy. The Claymore Fund will invest at least 80% (for the PowerShares Fund, 90%) of its total assets in equity securities that comprise the Underlying Index. The Claymore Fund has adopted a policy that requires the Claymore Fund to provide shareholders with at least 60 days’ notice prior to any material change in this policy or the Underlying Index. The PowerShares Fund has adopted a policy to provide shareholders with at least 60 days’ notice prior to any material change to its 80% policy required by Rule 35d-1 and any change of an Underlying Index that it tracks. The Board may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Fund uses a sampling approach in seeking to achieve its objective. Sampling means that the Adviser uses quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that resemble the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization and other financial characteristics of securities. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. However, the Fund may use replication to achieve its objective if practicable. There may also be instances when the Adviser may choose to overweight another security in the Underlying Index or purchase (or sell) securities not in the Underlying Index, which the Adviser believes are appropriate to substitute for one or more Underlying Index components in seeking to accurately track the Underlying Index, such as: (i) regulatory requirements possibly affecting the Fund’s ability to hold a security in the Underlying Index, or (ii) liquidity concerns possibly affecting the Fund’s ability to purchase or sell a security in the Underlying Index. In addition, from time to time, securities are added to or removed from the Underlying Index. The Fund may sell securities that are represented in the Underlying Index or purchase securities that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index pursuant to scheduled reconstitutions and rebalancings of the Underlying Index. The Fund will concentrate its investments (i.e., invest 25% or more of its assets) in securities issued by companies whose principal business activities are in the same industry or group of industries to the extent the Underlying Index is so concentrated. As of August 31, 2016, the financial and consumer staples sectors each represented a substantial portion of the Underlying Index.

Wilshire US REIT ETF / PowerShares Wilshire US REIT Portfolio

The Funds have the same principal investment strategies, except that the Claymore Fund is required to invest at least 80% of its total assets in the Underlying Index, whereas the PowerShares Fund is required to invest at least 90% of its total assets in the Underlying Index.

The Fund, using a “passive” or “indexing” investment approach, seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the Wilshire US Real Estate Investment Trust IndexSM (the “Underlying Index”). The Underlying Index is a rules-based index comprised of, as of November 30,

2016, approximately 115 securities, which may include securities of companies of all categories of market capitalizations (subject to the minimum requirements set forth below), as defined by Wilshire Associates Incorporated (“Wilshire® “ or the “Index Provider”). The Underlying Index is comprised primarily of real estate investment trusts and is derived from the broader Wilshire 5000 Total Market IndexSM. The Underlying Index is weighted by float-adjusted market capitalization. The Claymore Fund will invest at least 80% (for the PowerShares Fund, 90%) of its total assets in equity securities that comprise the Underlying Index. The Claymore Fund has adopted a policy that requires the Claymore Fund to provide shareholders with at least 60 days’ notice prior to any material change in this policy or the Underlying Index. The PowerShares Fund has adopted a policy to provide shareholders with at least 60 days’ notice prior to any material change to its 80% policy required by Rule 35d-1 and any change of an Underlying Index that it tracks. The Board may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Fund generally will invest in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Underlying Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Underlying Index in proportions expected by Adviser to replicate generally the performance of the Underlying Index as a whole. There may also be instances when the Adviser may choose to overweight another security in the Underlying Index or purchase (or sell) securities not in the Underlying Index, which the Adviser believes are appropriate to substitute for one or more Underlying Index components in seeking to accurately track the Underlying Index, such as: (i) regulatory requirements possibly affecting the Fund’s ability to hold a security in the Underlying Index, or (ii) liquidity concerns possibly affecting the Fund’s ability to purchase or sell a security in the Underlying Index. In addition, from time to time, securities are added to or removed from the Underlying Index. The Fund may sell securities that are represented in the Underlying Index or purchase securities that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index pursuant to scheduled reconstitutions and rebalancings of the Underlying Index. The Fund will concentrate its investments (i.e., invest 25% or more of its assets) in securities issued by companies whose principal business activities are in the same industry or group of industries to the extent the Underlying Index is so concentrated. As of August 31, 2016, the financial sector represented a substantial portion of the Underlying Index.

Guggenheim S&P Global Dividend Opportunities Index ETF / PowerShares S&P Global Dividend Opportunities Index Portfolio

The Fund, using a “passive” or “indexing” investment approach, seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the S&P Global Dividend Opportunities Index (the “Dividend Opportunities Index” or the “Index”). As of August 31, 2017, the Dividend Opportunities Index consisted of 100 common stocks and sponsored and unsponsored American depositary receipts (“ADRs”) (which may include other investment companies, including business development companies) that offer high dividend yields chosen from a universe consisting of the stocks listed on the exchanges of those countries included in the S&P Global Broad Market Index (“S&P Global BMI”). As of August 31, 2017, the countries in the Dividend Opportunities Index that allow for free in-kind transfer of shares were Australia, Canada, the Czech Republic, Finland, France, Germany, Hong Kong, Italy, Japan, Mexico, the Netherlands, New Zealand, Norway, Portugal, Singapore, South Africa, Spain, Sweden, Switzerland, Turkey, the United Kingdom and the United States. Potential Index constituents include common stocks and ADRs with float-adjusted market capitalizations greater than $500 million at the time of rebalancing, which for ADRs is determined based on an evaluation of the underlying security, and includes securities of mid- and large-capitalization companies, as defined by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., the Fund’s index provider (“S&P” or the “Index Provider”). The Fund will invest at least 90% of its total assets in common stocks and ADRs that comprise the Index and depositary receipts and shares representing common stocks that comprise the Index (or underlying securities representing ADRs that comprise the Index). The Claymore Fund has adopted a policy that requires the Claymore Fund to provide shareholders with at least 60 days’ notice prior to any material change in this policy or the Underlying Index. The PowerShares Fund has adopted a policy to provide shareholders with at least 60 days’ notice prior to any material change to its 80% policy required by Rule 35d-1 and any change of an Underlying Index that it tracks. The Board may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Fund may invest directly in one or more underlying securities represented by the ADRs comprising the Index under the following limited circumstances: (a) when market conditions result in the underlying security providing more liquidity than the ADR; (b) when an ADR is trading at a significantly different price than its underlying security; or (c) the timing of trade execution is improved due to the local market in which an underlying security is traded being open at different times than the market in which the security’s corresponding ADR is traded.

The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Index in proportions expected by the Adviser to correspond generally to the performance of the Index as a whole. There may also be instances when the Adviser may choose to overweight another security in the Index or purchase (or sell) securities not in the Index, which the Adviser believes are appropriate to substitute for one or more Index components in seeking to accurately track the Index, such as: (i) regulatory requirements possibly affecting the Fund’s ability to hold a security included in the Index, (ii) restrictions or requirements in local markets possibly rendering it infeasible or inefficient for the Fund to purchase or sell a security in the Index or (iii) liquidity concerns possibly affecting the Fund’s ability to purchase or sell a security in the Index. In addition, from time to time, securities are added to or removed from the Index. The Fund may sell securities that are represented in the Index or purchase securities that are not yet represented in the Index in anticipation of their removal from or addition to the Index pursuant to scheduled reconstitutions and rebalancings of the Index. The Fund will concentrate its investments (i.e., invest 25% or more of its assets) in securities issued by companies whose principal business activities are in the same industry or group of industries to the extent the Index is so concentrated. As of August 31, 2017, the consumer staples and financial sectors each represented a substantial portion of the Index.

Guggenheim BulletShares 2018 Corporate Bond ETF / PowerShares BulletShares 2018 Corporate Bond Portfolio

The Fund, using a “passive” or “indexing” investment approach, seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the Nasdaq BulletShares® USD Corporate Bond 2018 Index (the “2018 Index” or the “Underlying Index”). The 2018 Index is a rules-based index (i.e., an index constructed using specified criteria) comprised of, as of August 31, 2017, approximately 346 investment grade corporate bonds with effective maturities in the year 2018. The 2018 Index is designed to represent the performance of a held-to-maturity portfolio of U.S. dollar-denominated investment-grade corporate bonds with effective maturities in the year 2018. The effective maturity of an eligible corporate bond is determined by its actual maturity or, in the case of callable securities, the effective maturity of the security is determined in accordance with a rules-based methodology that Invesco Indexing, LLC (“Invesco Indexing”) will use. The actual maturity of a callable security may change because an issuer of a callable security may “call” or repay the amount owed under the security before its stated maturity. As of the date of this Prospectus, the expected duration of the 2018 Index, and thus of the Fund, is 0.5 to 1 year. Each year, as the Fund moves closer to its designated year of maturity, the Fund’s expected duration will become shorter. Invesco Indexing is affiliated with Invesco PowerShares Capital Management LLC, the PowerShares Fund’s investment adviser, and Invesco Distributors, Inc., the PowerShares Fund’s distributor.

The Fund has a designated year of maturity of 2018 and will terminate on or about December 31, 2018. In connection with such termination, the Fund will make a cash distribution to then-current shareholders of its net assets after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount at maturity. The Fund will invest at least 80% of its total assets in component securities that comprise the 2018 Index. Under normal circumstances, the Fund will invest at least 80% of its net assets in corporate bonds. The Claymore Fund has adopted a policy that requires the Claymore Fund to provide shareholders with at least 60 days’ notice prior to any material change in this policy or the 2018 Index. The PowerShares Fund has adopted a policy to provide shareholders with at least 60 days’ notice prior to any material change to its 80% policy required by Rule 35d-1 and any change of the index that it tracks. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper. The Fund will terminate on or about December 31, 2018 without requiring additional approval by the Board or Fund shareholders. The Board may change the termination date to an earlier or later date without shareholder approval if a majority of the Board determines the change to be in the best interest of the Fund. The Board may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Fund expects to use a sampling approach in seeking to achieve its investment objective. Sampling means that the Adviser uses quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that resemble the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These characteristics include maturity, credit quality, sector, duration and other financial characteristics of fixed income instruments. The quantity of holdings in the Fund will be based on a number of factors, including the asset size of the Fund, potential transaction costs in acquiring particular securities, the anticipated impact of particular Underlying Index components on the performance of the Underlying Index and the availability of particular securities in the secondary market. However, the Fund may use replication to seek to achieve its investment objective if practicable. A replication strategy involves generally investing in all of the securities in the Underlying Index with the same weights as the Underlying Index. There may also be instances when the Adviser may choose to overweight another security in the Underlying Index or purchase (or sell) securities not in the Underlying Index, which the Adviser believes are appropriate to substitute for one or more Underlying Index components in seeking to accurately track the Underlying Index, such as: (i) regulatory requirements possibly affecting the Fund’s ability to hold a security in the Underlying Index or (ii) liquidity concerns possibly affecting the Fund’s ability to purchase or sell a security in the Underlying Index. In addition, from time to time, securities are added to or removed from the Underlying Index. The Fund may sell securities that are represented in the Underlying Index or purchase securities that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index pursuant to scheduled reconstitutions and rebalancings of the Underlying Index. The Fund will concentrate its investments (i.e., invest 25% or more of its assets) in securities issued by companies whose principal business activities are in the same industry or group of industries to the extent the Underlying Index is so concentrated. As of May 31, 2017, the financial sector represented a substantial portion of the Underlying Index.

Guggenheim BulletShares 2018 High Yield Corporate Bond ETF / PowerShares BulletShares 2018 High Yield Corporate Bond Portfolio

The Fund, using a “passive” or “indexing” investment approach, seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the Nasdaq BulletShares® USD High Yield Corporate Bond 2018 Index (the “High Yield 2018 Index” or the “Underlying Index”). The High Yield 2018 Index is a rules-based index (i.e., an index constructed using specified criteria) comprised of, as of August 31, 2017, approximately 112 high yield corporate bonds (which also may be known as “junk bonds”) with effective maturities in the year 2018. The High Yield 2018 Index is designed to represent the performance of a held-to-maturity portfolio of U.S. dollar-denominated high yield corporate bonds with effective maturities in the year 2018. The effective maturity of an eligible corporate bond is determined by its actual maturity or, in the case of callable securities, the effective maturity of the security is determined in accordance with a rules-based methodology that Invesco Indexing, LLC (“Invesco Indexing”) will use. The actual maturity of a callable security may change because an issuer of a callable security may “call” or repay the amount owed under the security before its stated maturity. As of the date of this Prospectus, the expected duration of the High Yield 2018 Index, and thus of the Fund, is 0.5 to 1 year. Each year, as the Fund moves closer to its designated year of maturity, the Fund’s expected duration will become shorter. Invesco Indexing is affiliated with Invesco PowerShares Capital Management LLC, the PowerShares Fund’s investment adviser, and Invesco Distributors, Inc., the PowerShares Fund’s distributor.

The Fund has a designated year of maturity of 2018 and will terminate on or about December 31, 2018. In connection with such termination, the Fund will make a cash distribution to then-current shareholders of its net assets after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount at maturity. The Fund will invest at least 80% of its total assets in component securities that comprise the Underlying Index. Under normal circumstances, the Fund will invest at least 80% of its net assets in high yield securities, which are debt securities that are rated below investment grade by nationally recognized statistical rating organizations, or are unrated securities that the Investment Adviser believes are of comparable quality. The Claymore Fund has adopted a policy that requires the Claymore Fund to provide shareholders with at least 60 days’ notice prior to any material change in this policy or the Underlying Index. The PowerShares Fund has adopted a policy to provide shareholders with at least 60 days’ notice prior to any material change to its 80% policy required by Rule 35d-1 and any change of the index that it tracks. There are no minimum credit rating requirements for securities that the Fund may purchase; however, the Fund will not purchase securities that are in default. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper. The

Fund will terminate on or about December 31, 2018 without requiring additional approval by the Board or Fund shareholders. The Board may change the termination date to an earlier or later date without shareholder approval if a majority of the Board determines the change to be in the best interest of the Fund. The Board may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Fund expects to use a sampling approach in seeking to achieve its investment objective. Sampling means that the Adviser uses quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that resemble the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These characteristics include maturity, credit quality, sector, duration and other financial characteristics of fixed income instruments. The quantity of holdings in the Fund will be based on a number of factors, including the asset size of the Fund, potential transaction costs in acquiring particular securities, the anticipated impact of particular Underlying Index components on the performance of the Underlying Index and the availability of particular securities in the secondary market. However, the Fund may use replication to seek to achieve its investment objective if practicable. A replication strategy involves generally investing in all of the securities in the Underlying Index with the same weights as the Underlying Index. There may also be instances when the Adviser may choose to overweight another security in the Underlying Index or purchase (or sell) securities not in the Underlying Index, which the Adviser believes are appropriate to substitute for one or more Underlying Index components in seeking to accurately track the Underlying Index, such as: (i) regulatory requirements possibly affecting the Fund’s ability to hold a security in the Underlying Index or (ii) liquidity concerns possibly affecting the Fund’s ability to purchase or sell a security in the Underlying Index. In addition, from time to time, securities are added to or removed from the Underlying Index. The Fund may sell securities that are represented in the Underlying Index or purchase securities that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index pursuant to scheduled reconstitutions and rebalancings of the Underlying Index. The Fund will concentrate its investments (i.e., invest 25% or more of its assets) in securities issued by companies whose principal business activities are in the same industry or group of industries to the extent the Underlying Index is so concentrated. As of May 31, 2017, the consumer discretionary and telecommunications sectors each represented a substantial portion of the Underlying Index.

Guggenheim BulletShares 2019 Corporate Bond ETF / PowerShares BulletShares 2019 Corporate Bond Portfolio

The Fund, using a “passive” or “indexing” investment approach, seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the Nasdaq BulletShares® USD Corporate Bond 2019 Index (the “2019 Index” or the “Underlying Index”). The 2019 Index is a rules-based index (i.e., an index constructed using specified criteria) comprised of, as of August 31, 2017, approximately 380 investment grade corporate bonds with effective maturities in the year 2019. The 2019 Index is designed to represent the performance of a held-to-maturity portfolio of U.S. dollar-denominated investment-grade corporate bonds with effective maturities in the year 2019. The effective maturity of an eligible corporate bond is determined by its actual maturity or, in the case of callable securities, the effective maturity of the security is determined in accordance with a rules-based methodology that Invesco Indexing, LLC (“Invesco Indexing”) will use. The actual maturity of a callable security may change because an issuer of a callable security may “call” or repay the amount owed under the security before its stated maturity. As of the date of this Prospectus, the expected duration of the 2019 Index, and thus of the Fund, is 1 to 2 years. Each year, as the Fund moves closer to its designated year of maturity, the Fund’s expected duration will become shorter. Invesco Indexing is affiliated with Invesco PowerShares Capital Management LLC, the PowerShares Fund’s investment adviser, and Invesco Distributors, Inc., the PowerShares Fund’s distributor.

The Fund has a designated year of maturity of 2019 and will terminate on or about December 31, 2019. In connection with such termination, the Fund will make a cash distribution to then-current shareholders of its net assets after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount at maturity. The Fund will invest at least 80% of its total assets in component securities that comprise the 2019 Index. Under normal circumstances, the Fund will invest at least 80% of its net assets in corporate bonds. The Claymore Fund has adopted a policy that requires the Claymore Fund to provide shareholders with at least 60 days’ notice prior to any material change in this policy or the 2019 Index. The PowerShares Fund has adopted a policy to provide shareholders with at least 60 days’ notice prior to any material change to its 80% policy required by Rule 35d-1 and any change of the index that it tracks. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper. The Fund will terminate on or about

December 31, 2019 without requiring additional approval by the Board or Fund shareholders. The Board may change the termination date to an earlier or later date without shareholder approval if a majority of the Board determines the change to be in the best interest of the Fund. The Board may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Fund expects to use a sampling approach in seeking to achieve its investment objective. Sampling means that the Adviser uses quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that resemble the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These characteristics include maturity, credit quality, sector, duration and other financial characteristics of fixed income instruments. The quantity of holdings in the Fund will be based on a number of factors, including the asset size of the Fund, potential transaction costs in acquiring particular securities, the anticipated impact of particular Underlying Index components on the performance of the Underlying Index and the availability of particular securities in the secondary market. However, the Fund may use replication to seek to achieve its investment objective if practicable. A replication strategy involves generally investing in all of the securities in the Underlying Index with the same weights as the Underlying Index. There may also be instances when the Adviser may choose to overweight another security in the Underlying Index or purchase (or sell) securities not in the Underlying Index, which the Adviser believes are appropriate to substitute for one or more Underlying Index components in seeking to accurately track the Underlying Index, such as: (i) regulatory requirements possibly affecting the Fund’s ability to hold a security in the Underlying Index or (ii) liquidity concerns possibly affecting the Fund’s ability to purchase or sell a security in the Index. In addition, from time to time, securities are added to or removed from the Underlying Index. The Fund may sell securities that are represented in the Underlying Index or purchase securities that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index pursuant to scheduled reconstitutions and rebalancings of the Underlying Index. The Fund will concentrate its investments (i.e., invest 25% or more of its assets) in securities issued by companies whose principal business activities are in the same industry or group of industries to the extent the Underlying Index is so concentrated. As of May 31, 2017, the financial and consumer staples sectors each represented a substantial portion of the Underlying Index.

Guggenheim BulletShares 2019 High Yield Corporate Bond ETF / PowerShares BulletShares 2019 High Yield Corporate Bond Portfolio

The Fund, using a “passive” or “indexing” investment approach, seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the Nasdaq BulletShares® USD High Yield Corporate Bond 2019 Index (the “High Yield 2019 Index” or the “Underlying Index”). The High Yield 2019 Index is a rules-based index (i.e., an index constructed using specified criteria) comprised of, as of August 31, 2017, approximately 146 high yield corporate bonds (which also may be known as “junk bonds”) with effective maturities in the year 2019. The High Yield 2019 Index is designed to represent the performance of a held-to-maturity portfolio of U.S. dollar-denominated high yield corporate bonds with effective maturities in the year 2019. The effective maturity of an eligible corporate bond is determined by its actual maturity or, in the case of callable securities, the effective maturity of the security is determined in accordance with a rules-based methodology that Invesco Indexing, LLC (“Invesco Indexing”) will use. The actual maturity of a callable security may change because an issuer of a callable security may “call” or repay the amount owed under the security before its stated maturity. As of the date of this Prospectus, the expected duration of the High Yield 2019 Index, and thus of the Fund, is 1 to 2 years. Each year, as the Fund moves closer to its designated year of maturity, the Fund’s expected duration will become shorter. Invesco Indexing is affiliated with Invesco PowerShares Capital Management LLC, the PowerShares Fund’s investment adviser, and Invesco Distributors, Inc., the PowerShares Fund’s distributor.

The Fund has a designated year of maturity of 2019 and will terminate on or about December 31, 2019. In connection with such termination, the Fund will make a cash distribution to then-current shareholders of its net assets after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount at maturity. The Fund will invest at least 80% of its total assets in component securities that comprise the Underlying Index. Under normal circumstances, the Fund will invest at least 80% of its net assets in high yield securities, which are debt securities that are rated below investment grade by nationally recognized statistical rating organizations, or are unrated securities that the Investment Adviser believes are of comparable quality. The Claymore Fund has adopted a policy that requires the Claymore Fund to provide shareholders with at least 60 days’ notice prior to any material change in this policy or the Underlying Index. The PowerShares Fund has adopted a policy to provide shareholders with at least 60 days’ notice prior to any material change to its 80% policy required by Rule 35d-1 and any change of the index that it tracks. There are no minimum credit rating requirements for securities that the Fund may purchase; however, the Fund will not purchase securities that are in default. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper. The Fund will terminate on or about December 31, 2019 without requiring additional approval by the Board or Fund shareholders. The Board may change the termination date to an earlier or later date without shareholder approval if a majority of the Board determines the change to be in the best interest of the Fund. The Board may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Fund expects to use a sampling approach in seeking to achieve its investment objective. Sampling means that the Adviser uses quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that resemble the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These characteristics include maturity, credit quality, sector, duration and other financial characteristics of fixed income instruments. The quantity of holdings in the Fund will be based on a number of factors, including the asset size of the Fund, potential transaction costs in acquiring particular securities, the anticipated impact of particular Underlying Index components on the performance of the Underlying Index and the availability of particular securities in the secondary market. However, the Fund may use replication to seek to achieve its investment objective if practicable. A replication strategy involves generally investing in all of the securities in the Underlying Index with the same weights as the Underlying Index. There may also be instances when the Adviser may choose to overweight another security in the Underlying Index or purchase (or sell) securities not in the Underlying Index, which the Adviser believes are appropriate to substitute for one or more Underlying Index components in seeking to accurately track the Underlying Index, such as: (i) regulatory requirements possibly affecting the Fund’s ability to hold a security in the Underlying Index or (ii) liquidity concerns possibly affecting the Fund’s ability to purchase or sell a security in the Underlying Index. In addition, from time to time, securities are added to or removed from the Underlying Index. The Fund may sell securities that are represented in the Underlying Index or purchase securities that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index pursuant to scheduled reconstitutions and rebalancings of the Underlying Index. The Fund will concentrate its investments (i.e., invest 25% or more of its assets) in securities issued by companies whose principal business activities are in the same industry or group of industries to the extent the Underlying Index is so concentrated. As of May 31, 2017, the telecommunications sector represented a substantial portion of the Underlying Index.

Guggenheim BulletShares 2020 Corporate Bond ETF / PowerShares BulletShares 2020 Corporate Bond Portfolio

The Fund, using a “passive” or “indexing” investment approach, seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the Nasdaq BulletShares® USD Corporate Bond 2020 Index (the “2020 Index” or the “Underlying Index”). The 2020 Index is a rules-based index (i.e., an index constructed using specified criteria) comprised of, as of August 31, 2017, approximately 348 investment grade corporate bonds with effective maturities in the year 2020. The 2020 Index is designed to represent the performance of a held-to-maturity portfolio of U.S. dollar-denominated investment-grade corporate bonds with effective maturities in the year 2020. The effective maturity of an eligible corporate bond is determined by its actual maturity or, in the case of callable securities, the effective maturity of the security is determined in accordance with a rules-based methodology that Invesco Indexing, LLC (“Invesco Indexing”) will use. The actual maturity of a callable security may change because an issuer of a callable security may “call” or repay the amount owed under the security before its stated maturity. As of the date of this Prospectus, the expected duration of the 2020 Index, and thus of the Fund, is 1 to 3 years. Each year, as the Fund moves closer to its designated year of maturity, the Fund’s expected duration will become shorter. Invesco Indexing is affiliated with Invesco PowerShares Capital Management LLC, the PowerShares Fund’s investment adviser, and Invesco Distributors, Inc., the PowerShares Fund’s distributor.

The Fund has a designated year of maturity of 2020 and will terminate on or about December 31, 2020. In connection with such termination, the Fund will make a cash distribution to then-current shareholders of its net assets after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount at maturity. The Fund will invest at least 80% of its total assets in component securities that comprise the 2020 Index. Under normal circumstances, the Fund will invest at least 80% of its net assets in corporate bonds. The Claymore Fund has adopted a policy that requires the Claymore Fund to provide shareholders with at least 60 days’ notice prior to any material change in this policy or the 2020 Index. The PowerShares Fund has adopted a policy to provide shareholders with at least 60 days’ notice prior to any material change to its 80% policy required by Rule 35d-1 and any change of the index that it tracks. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper. The Fund will terminate on or about December 31, 2020 without requiring additional approval by the Board or Fund shareholders. The Board may change the termination date to an earlier or later date without shareholder approval if a majority of the Board determines the change to be in the best interest of the Fund. The Board may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Fund expects to use a sampling approach in seeking to achieve its investment objective. Sampling means that the Adviser uses quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that resemble the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These characteristics include maturity, credit quality, sector, duration and other financial characteristics of fixed income instruments. The quantity of holdings in the Fund will be based on a number of factors, including the asset size of the Fund, potential transaction costs in acquiring particular securities, the anticipated impact of particular Underlying Index components on the performance of the Underlying Index and the availability of particular securities in the secondary market. However, the Fund may use replication to seek to achieve its investment objective if practicable. A replication strategy involves generally investing in all of the securities in the Underlying Index with the same weights as the Underlying Index. There may also be instances when the Adviser may choose to overweight another security in the Underlying Index or purchase (or sell) securities not in the Underlying Index, which the Adviser believes are appropriate to substitute for one or more Underlying Index components in seeking to accurately track the Underlying Index, such as: (i) regulatory requirements possibly affecting the Fund’s ability to hold a security in the Underlying Index or (ii) liquidity concerns possibly affecting the Fund’s ability to purchase or sell a security in the Underlying Index. In addition, from time to time, securities are added to or removed from the Underlying Index. The Fund may sell securities that are represented in the Underlying Index or purchase securities that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index pursuant to scheduled reconstitutions and rebalancings of the Underlying Index. The Fund will concentrate its investments (i.e., invest 25% or more of its assets) in securities issued by companies whose principal business activities are in the same industry or group of industries to the extent the Underlying Index is so concentrated. As of May 31, 2017, the financial and consumer staples sectors each represented a substantial portion of the Underlying Index.

Guggenheim BulletShares 2020 High Yield Corporate Bond ETF / PowerShares BulletShares 2020 High Yield Corporate Bond Portfolio

The Fund, using a “passive” or “indexing” investment approach, seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the Nasdaq BulletShares® USD High Yield Corporate Bond 2020 Index (the “High Yield 2020 Index” or the “Underlying Index”). The High Yield 2020 Index is a rules-based index (i.e., an index constructed using specified criteria) comprised of, as of August 31, 2017, approximately 204 high yield corporate bonds (which also may be known as “junk bonds”) with effective maturities in the year 2020. The High Yield 2020 Index is designed to represent the performance of a held-to-maturity portfolio of U.S. dollar-denominated high yield corporate bonds with effective maturities in the year 2020. The effective maturity of an eligible corporate bond is determined by its actual maturity or, in the case of callable securities, the effective maturity of the security is determined in accordance with a rules-based methodology that Invesco Indexing, LLC (“Invesco Indexing”) will use. The actual maturity of a callable security may change because an issuer of a callable security may “call” or repay the amount owed under the security before its stated maturity. As of the date of this Prospectus, the expected duration of the High Yield 2020 Index, and thus of the Fund, is 1 to 3 years. Each year, as the Fund moves closer to its designated year of maturity, the Fund’s expected duration will become shorter. Invesco Indexing is affiliated with Invesco PowerShares Capital Management LLC, the PowerShares Fund’s investment adviser, and Invesco Distributors, Inc., the PowerShares Fund’s distributor.

The Fund has a designated year of maturity of 2020 and will terminate on or about December 31, 2020. In connection with such termination, the Fund will make a cash distribution to then-current shareholders of its net assets after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount at maturity. The Fund will invest at least 80% of its total assets in component securities that comprise the Underlying Index. Under normal circumstances, the Fund will invest at least 80% of its net assets in high yield securities, which are debt securities that are rated below investment grade by nationally recognized statistical rating organizations, or are unrated securities that the Investment Adviser believes are of comparable quality. The Claymore Fund has adopted a policy that requires the Claymore Fund to provide shareholders with at least 60 days’ notice prior to any material change in this policy or the Underlying Index. The PowerShares Fund has adopted a policy to provide shareholders with at least 60 days’ notice prior to any material change to its 80% policy required by Rule 35d-1 and any change of the index that it tracks. There are no minimum credit rating requirements for securities that the Fund may purchase; however, the Fund will not purchase securities that are in default. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper. The Fund will terminate on or about December 31, 2020 without requiring additional approval by the Board or Fund shareholders. The Board may change the termination date to an earlier or later date without shareholder approval if a majority of the Board determines the change to be in the best interest of the Fund. The Board may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Fund expects to use a sampling approach in seeking to achieve its investment objective. Sampling means that the Adviser uses quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that resemble the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These characteristics include maturity, credit quality, sector, duration and other financial characteristics of fixed income instruments. The quantity of holdings in the Fund will be based on a number of factors, including the asset size of the Fund, potential transaction costs in acquiring particular securities, the anticipated impact of particular Underlying Index components on the performance of the Underlying Index and the availability of particular securities in the secondary market. However, the Fund may use replication to seek to achieve its investment objective if practicable. A replication strategy involves generally investing in all of the securities in the Underlying Index with the same weights as the Underlying Index. There may also be instances when the Adviser may choose to overweight another security in the Underlying Index or purchase (or sell) securities not in the Underlying Index, which the Adviser believes are appropriate to substitute for one or more Underlying Index components in seeking to accurately track the Underlying Index, such as: (i) regulatory requirements possibly affecting the Fund’s ability to hold a security in the Underlying Index or (ii) liquidity concerns possibly affecting the Fund’s ability to purchase or sell a security in the Underlying Index. In addition, from time to time, securities are added to or removed from the Underlying Index. The Fund may sell securities that are represented in the Underlying Index or purchase securities that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index pursuant to scheduled reconstitutions and rebalancings of the Underlying Index. The Fund will concentrate its investments (i.e., invest 25% or more of its assets) in securities issued by companies whose principal business activities are in the same industry or group of industries to the extent the Underlying Index is so concentrated. As of May 31, 2017, the telecommunications and consumer staples sectors each represented a substantial portion of the Underlying Index.

Guggenheim BulletShares 2021 Corporate Bond ETF / PowerShares BulletShares 2021 Corporate Bond Portfolio

The Fund, using a “passive” or “indexing” investment approach, seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the Nasdaq BulletShares® USD Corporate Bond 2021 Index (the “2021 Index” or the “Underlying Index”). The 2021 Index is a rules-based index (i.e., an index constructed using specified criteria) comprised of, as of August 31, 2017, approximately 365 investment grade corporate bonds with effective maturities in the year 2021. The 2021 Index is designed to represent the performance of a held-to-maturity portfolio of U.S. dollar-denominated investment-grade corporate bonds with effective maturities in the year 2021. The effective maturity of an eligible corporate bond is determined by its actual maturity or, in the case of callable securities, the effective maturity of the security is determined in accordance with a rules-based methodology that Invesco Indexing, LLC (“Invesco Indexing”) will use. The actual maturity of a callable security may change because an issuer of a callable security may “call” or repay the amount owed under the security before its stated maturity. As of the date of this Prospectus, the expected duration of the 2021 Index, and thus of the Fund, is 2 to 4 years. Each year, as the Fund moves closer to its designated year of maturity, the Fund’s expected duration will become shorter. Invesco Indexing is affiliated with Invesco PowerShares Capital Management LLC, the PowerShares Fund’s investment adviser, and Invesco Distributors, Inc., the PowerShares Fund’s distributor.

The Fund has a designated year of maturity of 2021 and will terminate on or about December 31, 2021. In connection with such termination, the Fund will make a cash distribution to then-current shareholders of its net assets after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount at maturity. The Fund will invest at least 80% of its total assets in component securities that comprise the 2021 Index. Under normal circumstances, the Fund will invest at least 80% of its net assets in corporate bonds. The Claymore Fund has adopted a policy that requires the Claymore Fund to provide shareholders with at least 60 days’ notice prior to any material change in this policy or the 2021 Index. The PowerShares Fund has adopted a policy to provide shareholders with at least 60 days’ notice prior to any material change to its 80% policy required by Rule 35d-1 and any change of the index that it tracks. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper. The Fund will terminate on or about December 31, 2021 without requiring additional approval by the Board or Fund shareholders. The Board may change the termination date to an earlier or later date without shareholder approval if a majority of the Board determines the change to be in the best interest of the Fund. The Board may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Fund expects to use a sampling approach in seeking to achieve its investment objective. Sampling means that the Adviser uses quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that resemble the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These characteristics include maturity, credit quality, sector, duration and other financial characteristics of fixed income instruments. The quantity of holdings in the Fund will be based on a number of factors, including the asset size of the Fund, potential transaction costs in acquiring particular securities, the anticipated impact of particular Underlying Index components on the performance of the Underlying Index and the availability of particular securities in the secondary market. However, the Fund may use replication to seek to achieve its investment objective if practicable. A replication strategy involves generally investing in all of the securities in the Underlying Index with the same weights as the Underlying Index. There may also be instances when the Adviser may choose to overweight another security in the Underlying Index or purchase (or sell) securities not in the Underlying Index, which the Adviser believes are appropriate to substitute for one or more Underlying Index components in seeking to accurately track the Underlying Index, such as: (i) regulatory requirements possibly affecting the Fund’s ability to hold a security in the Underlying Index or (ii) liquidity concerns possibly affecting the Fund’s ability to purchase or sell a security in the Underlying Index. In addition, from time to time, securities are added to or removed from the Underlying Index. The Fund may sell securities that are represented in the Underlying Index or purchase securities that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index pursuant to scheduled reconstitutions and rebalancings of the Underlying Index. The Fund will concentrate its investments (i.e., invest 25% or more of its assets) in securities issued by companies whose principal business activities are in the same industry or group of industries to the extent the Underlying Index is so concentrated. As of May 31, 2017, the financial and consumer staples sectors each represented a substantial portion of the Underlying Index.

Guggenheim BulletShares 2021 High Yield Corporate Bond ETF / PowerShares BulletShares 2021 High Yield Corporate Bond Portfolio

The Fund, using a “passive” or “indexing” investment approach, seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the Nasdaq BulletShares® USD High Yield Corporate Bond 2021 Index (the “High Yield 2021 Index” or the “Underlying Index”). The High Yield 2021 Index is a rules-based index (i.e., an index constructed using specified criteria) comprised of, as of August 31, 2017, approximately 222 high yield corporate bonds (which also may be known as “junk bonds”) with effective maturities in the year 2021. The High Yield 2021 Index is designed to represent the performance of a held-to-maturity portfolio of U.S. dollar-denominated high yield corporate bonds with effective maturities in the year 2021. The effective maturity of an eligible corporate bond is determined by its actual maturity or, in the case of callable securities, the effective maturity of the security is determined in accordance with a rules-based methodology that Invesco Indexing, LLC (“Invesco Indexing”) will use. The actual maturity of a callable security may change because an issuer of a callable security may “call” or repay the amount owed under the security before its stated maturity. As of the date of this Prospectus, the expected duration of the High Yield 2021 Index, and thus of the Fund, is 1 to 4 years. Each year, as the Fund moves closer to its designated year of maturity, the Fund’s expected duration will become shorter. Invesco Indexing is affiliated with Invesco PowerShares Capital Management LLC, the PowerShares Fund’s investment adviser, and Invesco Distributors, Inc., the PowerShares Fund’s distributor.

The Fund has a designated year of maturity of 2021 and will terminate on or about December 31, 2021. In connection with such termination, the Fund will make a cash distribution to then-current shareholders of its net assets after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount at maturity. The Fund will invest at least 80% of its total assets in component securities that comprise the Underlying Index. Under normal circumstances, the Fund will invest at least 80% of its net assets in high yield securities, which are debt securities that are rated below investment grade by nationally recognized statistical rating organizations, or are unrated securities that the Investment Adviser believes are of comparable quality. The Claymore Fund has adopted a policy that requires the Claymore Fund to provide shareholders with at least 60 days’ notice prior to any material change in this policy or the Underlying Index. The PowerShares Fund has adopted a policy to provide shareholders with at least 60 days’ notice prior to any material change to its 80% policy required by Rule 35d-1 and any change of the index that it tracks. There are no minimum credit rating requirements for securities that the Fund may purchase; however, the Fund will not purchase securities that are in default. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper. The Fund will terminate on or about December 31, 2021 without requiring additional approval by the Board or Fund shareholders. The Board may change the termination date to an earlier or later date without shareholder approval if a majority of the Board determines the change to be in the best interest of the Fund. The Board may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Fund expects to use a sampling approach in seeking to achieve its investment objective. Sampling means that the Adviser uses quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that resemble the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These characteristics include maturity, credit quality, sector, duration and other financial characteristics of fixed income instruments. The quantity of holdings in the Fund will be based on a number of factors, including the asset size of the Fund, potential transaction costs in acquiring particular securities, the anticipated impact of particular Underlying Index components on the performance of the Underlying Index and the availability of particular securities in the secondary market. However, the Fund may use replication to seek to achieve its investment objective if practicable. A replication strategy involves generally investing in all of the securities in the Underlying Index with the same weights as the Underlying Index. There may also be instances when the Adviser may choose to overweight another security in the Underlying Index or purchase (or sell) securities not in the Underlying Index, which the Adviser believes are appropriate to substitute for one or more Underlying Index components in seeking to accurately track the Underlying Index, such as: (i) regulatory requirements possibly affecting the Fund’s ability to hold a security in the Underlying Index or (ii) liquidity concerns possibly affecting the Fund’s ability to purchase or sell a security in the Underlying Index. In addition, from time to time, securities are added to or removed from the Underlying Index. The Fund may sell securities that are represented in the Underlying Index or purchase securities that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index pursuant to scheduled reconstitutions and rebalancings of the Underlying Index. The Fund will concentrate its investments (i.e., invest 25% or more of its assets) in securities issued by companies whose principal business activities are in the same industry or group of industries to the extent the Underlying Index is so concentrated. As of May 31, 2017, the telecommunications, consumer staples, consumer discretionary and energy sectors each represented a substantial portion of the Underlying Index.

Guggenheim BulletShares 2022 Corporate Bond ETF / PowerShares BulletShares 2022 Corporate Bond Portfolio

The Fund, using a “passive” or “indexing” investment approach, seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the Nasdaq BulletShares® USD Corporate Bond 2022 Index (the “2022 Index” or the “Underlying Index”). The 2022 Index is a rules-based index (i.e., an index constructed using specified criteria) comprised of, as of August 31, 2017, approximately 333 investment grade corporate bonds with effective maturities in the year 2022. The 2022 Index is designed to represent the performance of a held-to-maturity portfolio of U.S. dollar-denominated investment-grade corporate bonds with effective maturities in the year 2022. The effective maturity of an eligible corporate bond is determined by its actual maturity or, in the case of callable securities, the effective maturity of the security is determined in accordance with a rules-based methodology that Invesco Indexing, LLC (“Invesco Indexing”) will use. The actual maturity of a callable security may change because an issuer of a callable security may “call” or repay the amount owed under the security before its stated maturity. As of the date of this Prospectus, the expected duration of the 2022 Index, and thus of the Fund, is 3 to 5 years. Each year, as the Fund moves closer to its designated year of maturity, the Fund’s expected duration will become shorter. Invesco Indexing is affiliated with Invesco PowerShares Capital Management LLC, the PowerShares Fund’s investment adviser, and Invesco Distributors, Inc., the PowerShares Fund’s distributor.

The Fund has a designated year of maturity of 2022 and will terminate on or about December 31, 2022. In connection with such termination, the Fund will make a cash distribution to then-current shareholders of its net assets after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount at maturity. The Fund will invest at least 80% of its total assets in component securities that comprise the 2022 Index. Under normal circumstances, the Fund will invest at least 80% of its net assets in corporate bonds. The Claymore Fund has adopted a policy that requires the Claymore Fund to provide shareholders with at least 60 days’ notice prior to any material change in this policy or the 2022 Index The PowerShares Fund has adopted a policy to provide shareholders with at least 60 days’ notice prior to any material change to its 80% policy required by Rule 35d-1 and any change of the index that it tracks. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper. The Fund will terminate on or about December 31, 2022 without requiring additional approval by the Board or Fund shareholders. The Board may change the termination date to an earlier or later date without shareholder approval if a majority of the Board determines the change to be in the best interest of the Fund. The Board may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Fund expects to use a sampling approach in seeking to achieve its investment objective. Sampling means that the Adviser uses quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that resemble the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These characteristics include maturity, credit quality, sector, duration and other financial characteristics of fixed income instruments. The quantity of holdings in the Fund will be based on a number of factors, including the asset size of the Fund, potential transaction costs in acquiring particular securities, the anticipated impact of particular Underlying Index components on the performance of the Underlying Index and the availability of particular securities in the secondary market. However, the Fund may use replication to seek to achieve its investment objective if practicable. A replication strategy involves generally investing in all of the securities in the Underlying Index with the same weights as the Underlying Index. There may also be instances when the Adviser may choose to overweight another security in the Underlying Index or purchase (or sell) securities not in the Underlying Index, which the Adviser believes are appropriate to substitute for one or more Underlying Index components in seeking to accurately track the Underlying Index, such as: (i) regulatory requirements possibly affecting the Fund’s ability to hold a security in the Underlying Index or (ii) liquidity concerns possibly affecting the Fund’s ability to purchase or sell a security in the Underlying Index. In addition, from time to time, securities are added to or removed from the Underlying Index. The Fund may sell securities that are represented in the Underlying Index or purchase securities that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index pursuant to scheduled reconstitutions and rebalancings of the Underlying Index. The Fund will concentrate its investments (i.e., invest 25% or more of its assets) in securities issued by companies whose principal business activities are in the same industry or group of industries to the extent the Underlying Index is so concentrated. As of May 31, 2017, the financial and consumer staples sectors each represented a substantial portion of the Underlying Index.

Guggenheim BulletShares 2022 High Yield Corporate Bond ETF / PowerShares BulletShares 2022 High Yield Corporate Bond Portfolio

The Fund, using a “passive” or “indexing” investment approach, seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the Nasdaq BulletShares® USD High Yield Corporate Bond 2022 Index (the “High Yield 2022 Index” or the “Underlying Index”). The High Yield 2022 Index is a rules-based index (i.e., an index constructed using specified criteria) comprised of, as of August 31, 2017, approximately 279 high yield corporate bonds (which also may be known as “junk bonds”) with effective maturities in the year 2022. The High Yield 2022 Index is designed to represent the performance of a held-to-maturity portfolio of U.S. dollar-denominated high yield corporate bonds with effective maturities in the year 2022. The effective maturity of an eligible corporate bond is determined by its actual maturity or, in the case of callable securities, the effective maturity of the security is determined in accordance with a rules-based methodology that Invesco Indexing, LLC (“Invesco Indexing”) will use. The actual maturity of a callable security may change because an issuer of a callable security may “call” or repay the amount owed under the security before its stated maturity. As of the date of this Prospectus, the expected duration of the High Yield 2022 Index, and thus of the Fund, is 2 to 5 years. Each year, as the Fund moves closer to its designated year of maturity, the Fund’s expected duration will become shorter. Invesco Indexing is affiliated with Invesco PowerShares Capital Management LLC, the PowerShares Fund’s investment adviser, and Invesco Distributors, Inc., the PowerShares Fund’s distributor.

The Fund has a designated year of maturity of 2022 and will terminate on or about December 31, 2022. In connection with such termination, the Fund will make a cash distribution to then-current shareholders of its net assets after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount at maturity. The Fund will invest at least 80% of its total assets in component securities that comprise the Underlying Index. Under normal circumstances, the Fund will invest at least 80% of its net assets in high yield securities, which are debt securities that are rated below investment grade by nationally recognized statistical rating organizations, or are unrated securities that the Investment Adviser believes are of comparable quality. The Claymore Fund has adopted a policy that requires the Claymore Fund to provide shareholders with at least 60 days’ notice prior to any material change in this policy or the Underlying Index. The PowerShares Fund has adopted a policy to provide shareholders with at least 60 days’ notice prior to any material change to its 80% policy required by Rule 35d-1 and any change of the index that it tracks. There are no minimum credit rating requirements for securities that the Fund may purchase; however, the Fund will not purchase securities that are in default. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper. The Fund will terminate on or about December 31, 2022 without requiring additional approval by the Board or Fund shareholders. The Board may change the termination date to an earlier or later date without shareholder approval if a majority of the Board determines the change to be in the best interest of the Fund. The Board may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Fund expects to use a sampling approach in seeking to achieve its investment objective. Sampling means that the Adviser uses quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that resemble the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These characteristics include maturity, credit quality, sector, duration and other financial characteristics of fixed income instruments. The quantity of holdings in the Fund will be based on a number of factors, including the asset size of the Fund, potential transaction costs in acquiring particular securities, the anticipated impact of particular Underlying Index components on the performance of the Underlying Index and the availability of particular securities in the secondary market. However, the Fund may use replication to seek to achieve its investment objective if practicable. A replication strategy involves generally investing in all of the securities in the Underlying Index with the same weights as the Underlying Index. There may also be instances when the Adviser may choose to overweight another security in the Underlying Index or purchase (or sell) securities not in the Underlying Index, which the Adviser believes are appropriate to substitute for one or more Underlying Index components in seeking to accurately track the Underlying Index, such as: (i) regulatory requirements possibly affecting the Fund’s ability to hold a security in the Underlying Index or (ii) liquidity concerns possibly affecting the Fund’s ability to purchase or sell a security in the Underlying Index. In addition, from time to time, securities are added to or removed from the Underlying Index. The Fund may sell securities that are represented in the Underlying Index or purchase securities that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index pursuant to scheduled reconstitutions and rebalancings of the Underlying Index. The Fund will concentrate its investments (i.e., invest 25% or more of its assets) in securities issued by companies whose principal business activities are in the same industry or group of industries to the extent the Underlying Index is so concentrated. As of May 31, 2017, the telecommunications, consumer staples and energy sectors each represented a substantial portion of the Underlying Index.

Guggenheim BulletShares 2023 Corporate Bond ETF / PowerShares BulletShares 2023 Corporate Bond Portfolio

The Fund, using a “passive” or “indexing” investment approach, seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the Nasdaq BulletShares® USD Corporate Bond 2023 Index (the “2023 Index” or the “Underlying Index”). The 2023 Index is a rules-based index (i.e., an index constructed using specified criteria) comprised of, as of August 31, 2017, approximately 230 investment grade corporate bonds with effective maturities in the year 2023. The 2023 Index is designed to represent the performance of a held-to-maturity portfolio of U.S. dollar-denominated investment-grade corporate bonds with effective maturities in the year 2023. The effective maturity of an eligible corporate bond is determined by its actual maturity or, in the case of callable securities, the effective maturity of the security is determined in accordance with a rules-based methodology that Invesco Indexing, LLC (“Invesco Indexing”) will use. The actual maturity of a callable security may change because an issuer of a callable security may “call” or repay the amount owed under the security before its stated maturity. As of the date of this Prospectus, the expected duration of the 2023 Index, and thus of the Fund, is 4 to 6 years. Each year, as the Fund moves closer to its designated year of maturity, the Fund’s expected duration will become shorter. Invesco Indexing is affiliated with Invesco PowerShares Capital Management LLC, the PowerShares Fund’s investment adviser, and Invesco Distributors, Inc., the PowerShares Fund’s distributor.

The Fund has a designated year of maturity of 2023 and will terminate on or about December 31, 2023. In connection with such termination, the Fund will make a cash distribution to then-current shareholders of its net assets after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount at maturity. The Fund will invest at least 80% of its total assets in component securities that comprise the 2023 Index. Under normal circumstances, the Fund will invest at least 80% of its net assets in corporate bonds. The Claymore Fund has adopted a policy that requires the Claymore Fund to provide shareholders with at least 60 days’ notice prior to any material change in this policy or the 2023 Index. The PowerShares Fund has adopted a policy to provide shareholders with at least 60 days’ notice prior to any material change to its 80% policy required by Rule 35d-1 and any change of the index that it tracks. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper. The Fund will terminate on or about December 31, 2023 without requiring additional approval by the Board or Fund shareholders. The Board may change the termination date to an earlier or later date without shareholder approval if a majority of the Board determines the change to be in the best interest of the Fund. The Board may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Fund expects to use a sampling approach in seeking to achieve its investment objective. Sampling means that the Adviser uses quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that resemble the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These characteristics include maturity, credit quality, sector, duration and other financial characteristics of fixed income instruments. The quantity of holdings in the Fund will be based on a number of factors, including the asset size of the Fund, potential transaction costs in acquiring particular securities, the anticipated impact of particular Underlying Index components on the performance of the Underlying Index and the availability of particular securities in the secondary market. However, the Fund may use replication to seek to achieve its investment objective if practicable. A replication strategy involves generally investing in all of the securities in the Underlying Index with the same weights as the Underlying Index. There may also be instances when the Adviser may choose to overweight another security in the Underlying Index or purchase (or sell) securities not in the Underlying Index, which the Adviser believes are appropriate to substitute for one or more Underlying Index components in seeking to accurately track the Underlying Index, such as: (i) regulatory requirements possibly affecting the Fund’s ability to hold a security in the Underlying Index or (ii) liquidity concerns possibly affecting the Fund’s ability to purchase or sell a security in the Underlying Index. In addition, from time to time, securities are added to or removed from the Underlying Index. The Fund may sell securities that are represented in the Underlying Index or purchase securities that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index pursuant to scheduled reconstitutions and rebalancings of the Underlying Index. The Fund will concentrate its investments (i.e., invest 25% or more of its assets) in securities issued by companies whose principal business activities are in the same industry or group of industries to the extent the Underlying Index is so concentrated. As of May 31, 2017, the financial and consumer staples sectors each represented a substantial portion of the Underlying Index.

Guggenheim BulletShares 2023 High Yield Corporate Bond ETF / PowerShares BulletShares 2023 High Yield Corporate Bond Portfolio

The Fund, using a “passive” or “indexing” investment approach, seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the Nasdaq BulletShares® USD High Yield Corporate Bond 2023 Index (the “High Yield 2023 Index” or the “Underlying Index”). The High Yield 2023 Index

is a rules-based index (i.e., an index constructed using specified criteria) comprised of, as of August 31, 2017, approximately 229 high yield corporate bonds (which also may be known as “junk bonds”) with effective maturities in the year 2023. The High Yield 2023 Index is designed to represent the performance of a held-to-maturity portfolio of U.S. dollar-denominated high yield corporate bonds with effective maturities in the year 2023. The effective maturity of an eligible corporate bond is determined by its actual maturity or, in the case of callable securities, the effective maturity of the security is determined in accordance with a rules-based methodology that Invesco Indexing, LLC (“Invesco Indexing”) will use. The actual maturity of a callable security may change because an issuer of a callable security may “call” or repay the amount owed under the security before its stated maturity. As of the date of this Prospectus, the expected duration of the High Yield 2023 Index, and thus of the Fund, is 3 to 6 years. Each year, as the Fund moves closer to its designated year of maturity, the Fund’s expected duration will become shorter. Invesco Indexing is affiliated with Invesco PowerShares Capital Management LLC, the PowerShares Fund’s investment adviser, and Invesco Distributors, Inc., the PowerShares Fund’s distributor.

The Fund has a designated year of maturity of 2023 and will terminate on or about December 31, 2023. In connection with such termination, the Fund will make a cash distribution to then-current shareholders of its net assets after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount at maturity. The Fund will invest at least 80% of its total assets in component securities that comprise the Underlying Index. Under normal circumstances, the Fund will invest at least 80% of its net assets in high yield securities, which are debt securities that are rated below investment grade by nationally recognized statistical rating organizations, or are unrated securities that the Investment Adviser believes are of comparable quality. The Claymore Fund has adopted a policy that requires the Claymore Fund to provide shareholders with at least 60 days’ notice prior to any material change in this policy or the Underlying Index. The PowerShares Fund has adopted a policy to provide shareholders with at least 60 days’ notice prior to any material change to its 80% policy required by Rule 35d-1 and any change of the index that it tracks. There are no minimum credit rating requirements for securities that the Fund may purchase; however, the Fund will not purchase securities that are in default. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper. The Fund will terminate on or about December 31, 2023 without requiring additional approval by the Board or Fund shareholders. The Board may change the termination date to an earlier or later date without shareholder approval if a majority of the Board determines the change to be in the best interest of the Fund. The Board may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Fund expects to use a sampling approach in seeking to achieve its investment objective. Sampling means that the Adviser uses quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that resemble the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These characteristics include maturity, credit quality, sector, duration and other financial characteristics of fixed income instruments. The quantity of holdings in the Fund will be based on a number of factors, including the asset size of the Fund, potential transaction costs in acquiring particular securities, the anticipated impact of particular Underlying Index components on the performance of the Underlying Index and the availability of particular securities in the secondary market. However, the Fund may use replication to seek to achieve its investment objective if practicable. A replication strategy involves generally investing in all of the securities in the Underlying Index with the same weights as the Underlying Index. There may also be instances when the Adviser may choose to overweight another security in the Underlying Index or purchase (or sell) securities not in the Underlying Index, which the Adviser believes are appropriate to substitute for one or more Underlying Index components in seeking to accurately track the Underlying Index, such as: (i) regulatory requirements possibly affecting the Fund’s ability to hold a security in the Underlying Index or (ii) liquidity concerns possibly affecting the Fund’s ability to purchase or sell a security in the Underlying Index. In addition, from time to time, securities are added to or removed from the Underlying Index. The Fund may sell securities that are represented in the Underlying Index or purchase securities that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index pursuant to scheduled reconstitutions and rebalancings of the Underlying Index. The Fund will concentrate its investments (i.e., invest 25% or more of its assets) in securities issued by companies whose principal business activities are in the same industry or group of industries to the extent the Underlying Index is so concentrated. As of May 31, 2017, the energy, telecommunications and consumer staples sectors each represented a substantial portion of the Underlying Index.

Guggenheim BulletShares 2024 Corporate Bond ETF / PowerShares BulletShares 2024 Corporate Bond Portfolio

The Fund, using a “passive” or “indexing” investment approach, seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the Nasdaq BulletShares® USD Corporate Bond 2024 Index (the “2024 Index” or the “Underlying Index”). The 2024 Index is a rules-based index (i.e., an index constructed using specified criteria) comprised of, as of August 31, 2017, approximately 219 investment grade corporate bonds with effective maturities in the year 2024. The 2024 Index is designed to represent the performance of a held-to-maturity portfolio of U.S. dollar-denominated investment-grade corporate bonds with effective maturities in the year 2024. The effective maturity of an eligible corporate bond is determined by its actual maturity or, in the case of callable securities, the effective maturity of the security is determined in accordance with a rules-based methodology that Invesco Indexing, LLC (“Invesco Indexing”) will use. The actual maturity of a callable security may change because an issuer of a callable security may “call” or repay the amount owed under the security before its stated maturity. As of the date of this Prospectus, the expected duration of the 2024 Index, and thus of the Fund, is 5 to 7 years. Each year, as the Fund moves closer to its designated year of maturity, the Fund’s expected duration will become shorter. Invesco Indexing is affiliated with Invesco PowerShares Capital Management LLC, the PowerShares Fund’s investment adviser, and Invesco Distributors, Inc., the PowerShares Fund’s distributor.

The Fund has a designated year of maturity of 2024 and will terminate on or about December 31, 2024. In connection with such termination, the Fund will make a cash distribution to then-current shareholders of its net assets after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount at maturity. The Fund will invest at least 80% of its total assets in component securities that comprise the 2024 Index. Under normal circumstances, the Fund will invest at least 80% of its net assets in corporate bonds. The Claymore Fund has adopted a policy that requires the Claymore Fund to provide shareholders with at least 60 days’ notice prior to any material change in this policy or the 2024 Index. The PowerShares Fund has adopted a policy to provide shareholders with at least 60 days’ notice prior to any material change to its 80% policy required by Rule 35d-1 and any change of the index that it tracks. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper. The Fund will terminate on or about December 31, 2024 without requiring additional approval by the Board or Fund shareholders. The Board may change the termination date to an earlier or later date without shareholder approval if a majority of the Board determines the change to be in the best interest of the Fund. The Board may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Fund expects to use a sampling approach in seeking to achieve its investment objective. Sampling means that the Adviser uses quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that resemble the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These characteristics include maturity, credit quality, sector, duration and other financial characteristics of fixed income instruments. The quantity of holdings in the Fund will be based on a number of factors, including the asset size of the Fund, potential transaction costs in acquiring particular securities, the anticipated impact of particular Underlying Index components on the performance of the Underlying Index and the availability of particular securities in the secondary market. However, the Fund may use replication to seek to achieve its investment objective if practicable. A replication strategy involves generally investing in all of the securities in the Underlying Index with the same weights as the Underlying Index. There may also be instances when the Adviser may choose to overweight another security in the Underlying Index or purchase (or sell) securities not in the Underlying Index, which the Adviser believes are appropriate to substitute for one or more Underlying Index components in seeking to accurately track the Underlying Index, such as: (i) regulatory requirements possibly affecting the Fund’s ability to hold a security in the Underlying Index or (ii) liquidity concerns possibly affecting the Fund’s ability to purchase or sell a security in the Underlying Index. In addition, from time to time, securities are added to or removed from the Underlying Index. The Fund may sell securities that are represented in the Underlying Index or purchase securities that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index pursuant to scheduled reconstitutions and rebalancings of the Underlying Index. The Fund will concentrate its investments (i.e., invest 25% or more of its assets) in securities issued by companies whose principal business activities are in the same industry or group of industries to the extent the Underlying Index is so concentrated. As of May 31, 2017, the financial and energy sectors each represented a substantial portion of the Underlying Index.

Guggenheim BulletShares 2024 High Yield Corporate Bond ETF / PowerShares BulletShares 2024 High Yield Corporate Bond Portfolio

The Fund, using a “passive” or “indexing” investment approach, seeks investment results that correspond generally to the performance , before the Fund’s fees and expenses, of the Nasdaq BulletShares® USD High Yield Corporate Bond 2024 Index (the “High Yield 2024 Index” or the “Underlying Index”). The High Yield 2024 Index is a rules-based index (i.e., an index constructed using specified criteria) comprised of, as of August 31, 2017, approximately 187 high yield corporate bonds (which also may be known as “junk bonds”) with effective maturities in the year 2024. The High Yield 2024 Index is designed to represent the performance of a held-to-maturity portfolio of U.S. dollar-denominated high yield corporate bonds with effective maturities in the year 2024. The effective maturity of an eligible corporate bond is determined by its actual maturity or, in the case of callable securities, the effective maturity of the security is determined in accordance with a rules-based methodology that Invesco Indexing, LLC (“Invesco Indexing”) will use. The actual maturity of a callable security may change because an issuer of a callable security may “call” or repay the amount owed under the security before its stated maturity. As of the date of this Prospectus, the expected duration of the High Yield 2024 Index, and thus of the Fund, is 4 to 7 years. Each year, as the Fund moves closer to its designated year of maturity, the Fund’s expected duration will become shorter. Invesco Indexing is affiliated with Invesco PowerShares Capital Management LLC, the PowerShares Fund’s investment adviser, and Invesco Distributors, Inc., the PowerShares Fund’s distributor.

The Fund has a designated year of maturity of 2024 and will terminate on or about December 31, 2024. In connection with such termination, the Fund will make a cash distribution to then-current shareholders of its net assets after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount at maturity. The Fund will invest at least 80% of its total assets in component securities that comprise the Underlying Index. Under normal circumstances, the Fund will invest at least 80% of its net assets in high yield securities, which are debt securities that are rated below investment grade by nationally recognized statistical rating organizations, or are unrated securities that the Investment Adviser believes are of comparable quality. The Claymore Fund has adopted a policy that requires the Claymore Fund to provide shareholders with at least 60 days’ notice prior to any material change in this policy or the Underlying Index. The PowerShares Fund has adopted a policy to provide shareholders with at least 60 days’ notice prior to any material change to its 80% policy required by Rule 35d-1 and any change of the index that it tracks. There are no minimum credit rating requirements for securities that the Fund may purchase; however, the Fund will not purchase securities that are in default. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper. The Fund will terminate on or about December 31, 2024 without requiring additional approval by the Board or Fund shareholders. The Board may change the termination date to an earlier or later date without shareholder approval if a majority of the Board determines the change to be in the best interest of the Fund. The Board may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Fund expects to use a sampling approach in seeking to achieve its investment objective. Sampling means that the Adviser uses quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that resemble the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These characteristics include maturity, credit quality, sector, duration and other financial characteristics of fixed income instruments. The quantity of holdings in the Fund will be based on a number of factors, including the asset size of the Fund, potential transaction costs in acquiring particular securities, the anticipated impact of particular Underlying Index components on the performance of the Underlying Index and the availability of particular securities in the secondary market. However, the Fund may use replication to seek to achieve its investment objective if practicable. A replication strategy involves generally investing in all of the securities in the Underlying Index with the same weights as the Underlying Index. There may also be instances when the Adviser may choose to overweight another security in the Underlying Index or purchase (or sell) securities not in the Underlying Index, which the Adviser believes are appropriate to substitute for one or more Underlying Index components in seeking to accurately track the Underlying Index, such as: (i) regulatory requirements possibly affecting the Fund’s ability to hold a security in the Underlying Index or (ii) liquidity concerns possibly affecting the Fund’s ability to purchase or sell a security in the Underlying Index. In addition, from time to time, securities are added to or removed from the Underlying Index. The Fund may sell securities that are represented in the Underlying Index or purchase securities that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index pursuant to scheduled reconstitutions and rebalancings of the Underlying Index. The Fund will concentrate its investments (i.e., invest 25% or more of its assets) in securities issued by companies whose principal business activities are in the same industry or group of industries to the extent the Underlying Index is so concentrated. As of May 31, 2017, the telecommunications, energy and consumer staples sectors each represented a substantial portion of the Underlying Index.

Guggenheim BulletShares 2025 Corporate Bond ETF / PowerShares BulletShares 2025 Corporate Bond Portfolio

The Fund, using a “passive” or “indexing” investment approach, seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the Nasdaq BulletShares® USD Corporate Bond 2025 Index (the “2025 Index” or the “Underlying Index”). The 2025 Index is a rules-based index (i.e., an index constructed using specified criteria) comprised of, as of August 31, 2017, approximately 200 investment grade corporate bonds with effective maturities in the year 2025. The 2025 Index is designed to represent the performance of a held-to-maturity portfolio of U.S. dollar-denominated investment-grade corporate bonds with effective maturities in the year 2025. The effective maturity of an eligible corporate bond is determined by its actual maturity or, in the case of callable securities, the effective maturity of the security is determined in accordance with a rules-based methodology that Invesco Indexing, LLC (“Invesco Indexing”) will use. The actual maturity of a callable security may change because an issuer of a callable security may “call” or repay the amount owed under the security before its stated maturity. As of the date of this Prospectus, the expected duration of the 2025 Index, and thus of the Fund, is 6 to 8 years. Each year, as the Fund moves closer to its designated year of maturity, the Fund’s expected duration will become shorter. Invesco Indexing is affiliated with Invesco PowerShares Capital Management LLC, the PowerShares Fund’s investment adviser, and Invesco Distributors, Inc., the PowerShares Fund’s distributor.

The Fund has a designated year of maturity of 2025 and will terminate on or about December 31, 2025. In connection with such termination, the Fund will make a cash distribution to then-current shareholders of its net assets after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount at maturity. The Fund will invest at least 80% of its total assets in component securities that comprise the 2025 Index. Under normal circumstances, the Fund will invest at least 80% of its net assets in corporate bonds. The Claymore Fund has adopted a policy that requires the Claymore Fund to provide shareholders with at least 60 days’ notice prior to any material change in this policy or the 2025 Index. The PowerShares Fund has adopted a policy to provide shareholders with at least 60 days’ notice prior to any material change to its 80% policy required by Rule 35d-1 and any change of the index that it tracks. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper. The Fund will terminate on or about December 31, 2025 without requiring additional approval by the Board or Fund shareholders. The Board may change the termination date to an earlier or later date without shareholder approval if a majority of the Board determines the change to be in the best interest of the Fund. The Board may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Fund expects to use a sampling approach in seeking to achieve its investment objective. Sampling means that the Adviser uses quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that resemble the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These characteristics include maturity, credit quality, sector, duration and other financial characteristics of fixed income instruments. The quantity of holdings in the Fund will be based on a number of factors, including the asset size of the Fund, potential transaction costs in acquiring particular securities, the anticipated impact of particular Underlying Index components on the performance of the Underlying Index and the availability of particular securities in the secondary market. However, the Fund may use replication to seek to achieve its investment objective if practicable. A replication strategy involves generally investing in all of the securities in the Underlying Index with the same weights as the Underlying Index. There may also be instances when the Adviser may choose to overweight another security in the Underlying Index or purchase (or sell) securities not in the Underlying Index, which the Adviser believes are appropriate to substitute for one or more Underlying Index components in seeking to accurately track the Underlying Index, such as: (i) regulatory requirements possibly affecting the Fund’s ability to hold a security in the Underlying Index or (ii) liquidity concerns possibly affecting the Fund’s ability to purchase or sell a security in the Underlying Index. In addition, from time to time, securities are added to or removed from the Underlying Index. The Fund may sell securities that are represented in the Underlying Index or purchase securities that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index pursuant to scheduled reconstitutions and rebalancings of the Underlying Index. The Fund will concentrate its investments (i.e., invest 25% or more of its assets) in securities issued by companies whose principal business activities are in the same industry or group of industries to the extent the Underlying Index is so concentrated. As of May 31, 2017, the financial and consumer staples sectors each represented a substantial portion of the Underlying Index.

Guggenheim BulletShares 2025 High Yield Corporate Bond ETF / PowerShares BulletShares 2025 High Yield Corporate Bond Portfolio

The Fund, using a “passive” or “indexing” investment approach, seeks investment results that correspond generally to the performance , before the Fund’s fees and expenses, of the Nasdaq BulletShares® USD High Yield Corporate Bond 2025 Index (the “High Yield 2025 Index” or the “Underlying Index”). The High Yield 2025 Index is a rules-based index (i.e., an index constructed using specified criteria) comprised of, as of August 31, 2017, approximately 161 high yield corporate bonds (which also may be known as “junk bonds”) with effective maturities in the year 2025. The High Yield 2025 Index is designed to represent the performance of a held-to-maturity portfolio of U.S. dollar-denominated high yield corporate bonds with effective maturities in the year 2025. The effective maturity of an eligible corporate bond is determined by its actual maturity or, in the case of callable securities, the effective maturity of the security is determined in accordance with a rules-based methodology that Invesco Indexing, LLC (“Invesco Indexing”) will use. The actual maturity of a callable security may change because an issuer of a callable security may “call” or repay the amount owed under the security before its stated maturity. As of the date of this Prospectus, the expected duration of the High Yield 2025 Index, and thus of the Fund, is 5 to 8 years. Each year, as the Fund moves closer to its designated year of maturity, the Fund’s expected duration will become shorter. Invesco Indexing is affiliated with Invesco PowerShares Capital Management LLC, the PowerShares Fund’s investment adviser, and Invesco Distributors, Inc., the PowerShares Fund’s distributor.

The Fund has a designated year of maturity of 2025 and will terminate on or about December 31, 2025. In connection with such termination, the Fund will make a cash distribution to then-current shareholders of its net assets after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount at maturity. The Fund will invest at least 80% of its total assets in component securities that comprise the Underlying Index. Under normal circumstances, the Fund will invest at least 80% of its net assets in high yield securities, which are debt securities that are rated below investment grade by nationally recognized statistical rating organizations, or are unrated securities that the Investment Adviser believes are of comparable quality. The Claymore Fund has adopted a policy that requires the Claymore Fund to provide shareholders with at least 60 days’ notice prior to any material change in this policy or the Underlying Index. The PowerShares Fund has adopted a policy to provide shareholders with at least 60 days’ notice prior to any material change to its 80% policy required by Rule 35d-1 and any change of the index that it tracks. There are no minimum credit rating requirements for securities that the Fund may purchase; however, the Fund will not purchase securities that are in default. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper. The Fund will terminate on or about December 31, 2025 without requiring additional approval by the Board or Fund shareholders. The Board may change the termination date to an earlier or later date without shareholder approval if a majority of the Board determines the change to be in the best interest of the Fund. The Board may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Fund expects to use a sampling approach in seeking to achieve its investment objective. Sampling means that the Adviser uses quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that resemble the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These characteristics include maturity, credit quality, sector, duration and other financial characteristics of fixed income instruments. The quantity of holdings in the Fund will be based on a number of factors, including the asset size of the Fund, potential transaction costs in acquiring particular securities, the anticipated impact of particular Underlying Index components on the performance of the Underlying Index and the availability of particular securities in the secondary market. However, the Fund may use replication to seek to achieve its investment objective if practicable. A replication strategy involves generally investing in all of the securities in the Underlying Index with the same weights as the Underlying Index. There may also be instances when the Adviser may choose to overweight another security in the Underlying Index or purchase (or sell) securities not in the Underlying Index, which the Adviser believes are appropriate to substitute for one or more Underlying Index components in seeking to accurately track the Underlying Index, such as: (i) regulatory requirements possibly affecting the Fund’s ability to hold a security in the Underlying Index or (ii) liquidity concerns possibly affecting the Fund’s ability to purchase or sell a security in the Underlying Index. In addition, from time to time, securities are added to or removed from the Underlying Index. The Fund may sell securities that are represented in the Underlying Index or purchase securities that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index pursuant to scheduled reconstitutions and rebalancings of the Underlying Index. The Fund will concentrate its investments (i.e., invest 25% or more of its assets) in securities issued by companies whose principal business activities are in the same industry or group of industries to the extent the Underlying Index is so concentrated. As of August 31, 2017, the consumer staples and energy sectors represented a substantial portion of the Underlying Index.

Guggenheim BulletShares 2026 Corporate Bond ETF / PowerShares BulletShares 2026 Corporate Bond Portfolio

The Fund, using a “passive” or “indexing” investment approach, seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the Nasdaq BulletShares® USD Corporate Bond 2026 Index (the “2026 Index” or the “Underlying Index”). The 2026 Index is a rules-based index (i.e., an index constructed using specified criteria) comprised of, as of August 31, 2017, approximately 251 investment grade corporate bonds with effective maturities in the year 2026. The 2026 Index is designed to represent the performance of a held-to-maturity portfolio of U.S. dollar-denominated investment-grade corporate bonds with effective maturities in the year 2026. The effective maturity of an eligible corporate bond is determined by its actual maturity or, in the case of callable securities, the effective maturity of the security is determined in accordance with a rules-based methodology that Invesco Indexing, LLC (“Invesco Indexing”) will use. The actual maturity of a callable security may change because an issuer of a callable security may “call” or repay the amount owed under the security before its stated maturity. As of the date of this Prospectus, the expected duration of the 2026 Index, and thus of the Fund, is 7 to 9 years. Each year, as the Fund moves closer to its designated year of maturity, the Fund’s expected duration will become shorter. Invesco Indexing is affiliated with Invesco PowerShares Capital Management LLC, the PowerShares Fund’s investment adviser, and Invesco Distributors, Inc., the PowerShares Fund’s distributor.

The Fund has a designated year of maturity of 2026 and will terminate on or about December 31, 2026. In connection with such termination, the Fund will make a cash distribution to then-current shareholders of its net assets after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount at maturity. The Fund will invest at least 80% of its total assets in component securities that comprise the 2026 Index. Under normal circumstances, the Fund will invest at least 80% of its net assets in corporate bonds. The Claymore Fund has adopted a policy that requires the Claymore Fund to provide shareholders with at least 60 days’ notice prior to any material change in this policy or the 2026 Index. The PowerShares Fund has adopted a policy to provide shareholders with at least 60 days’ notice prior to any material change to its 80% policy required by Rule 35d-1 and any change of the index that it tracks. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper. The Fund will terminate on or about December 31, 2026 without requiring additional approval by the Board or Fund shareholders. The Board may change the termination date to an earlier or later date without shareholder approval if a majority of the Board determines the change to be in the best interest of the Fund. The Board may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Fund expects to use a sampling approach in seeking to achieve its investment objective. Sampling means that the Adviser uses quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that resemble the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These characteristics include maturity, credit quality, sector, duration and other financial characteristics of fixed income instruments. The quantity of holdings in the Fund will be based on a number of factors, including the asset size of the Fund, potential transaction costs in acquiring particular securities, the anticipated impact of particular Underlying Index components on the performance of the Underlying Index and the availability of particular securities in the secondary market. However, the Fund may use replication to seek to achieve its investment objective if practicable. A replication strategy involves generally investing in all of the securities in the Underlying Index with the same weights as the Underlying Index. There may also be instances when the Adviser may choose to overweight another security in the Underlying Index or purchase (or sell) securities not in the Underlying Index, which the Adviser believes are appropriate to substitute for one or more Underlying Index components in seeking to accurately track the Underlying Index, such as: (i) regulatory requirements possibly affecting the Fund’s ability to hold a security in the Underlying Index or (ii) liquidity concerns possibly affecting the Fund’s ability to purchase or sell a security in the Underlying Index. In addition, from time to time, securities are added to or removed from the Underlying Index. The Fund may sell securities that are represented in the Underlying Index or purchase securities that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index pursuant to scheduled reconstitutions and rebalancings of the Underlying Index. The Fund will concentrate its investments (i.e., invest 25% or more of its assets) in securities issued by companies whose principal business activities are in the same industry or group of industries to the extent the Underlying Index is so concentrated. As of May 31, 2017, the financial and consumer staples sectors each represented a substantial portion of the Underlying Index.

Guggenheim BulletShares 2027 Corporate Bond ETF / PowerShares BulletShares 2027 Corporate Bond Portfolio

The Fund, using a “passive” or “indexing” investment approach, seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the Nasdaq BulletShares® USD Corporate Bond 2027 Index (the “2027 Index” or the “Underlying Index”). The 2027 Index is a rules-based index (i.e., an index constructed using specified criteria) comprised of, as of August 31, 2017, approximately 133 investment grade corporate bonds with effective maturities in the year 2027. The 2027 Index is designed to represent the performance of a held-to-maturity portfolio of U.S. dollar-denominated investment-grade corporate bonds with effective maturities in the year 2027. The effective maturity of an eligible corporate bond is determined by its actual maturity or, in the case of callable securities, the effective maturity of the security is determined in accordance with a rules-based methodology that Invesco Indexing, LLC (“Invesco Indexing”) will use. The actual maturity of a callable security may change because an issuer of a callable security may “call” or repay the amount owed under the security before its stated maturity. As of the date of this Prospectus, the expected duration of the 2027 Index, and thus of the Fund, is 8 to 10 years. Each year, as the Fund moves closer to its designated year of maturity, the Fund’s expected duration will become shorter. Invesco Indexing is affiliated with Invesco PowerShares Capital Management LLC, the PowerShares Fund’s investment adviser, and Invesco Distributors, Inc., the PowerShares Fund’s distributor.

The Fund has a designated year of maturity of 2027 and will terminate on or about December 31, 2027. In connection with such termination, the Fund will make a cash distribution to then-current shareholders of its net assets after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount at maturity. The Fund will invest at least 80% of its total assets in component securities that comprise the 2027 Index. Under normal circumstances, the Fund will invest at least 80% of its net assets in corporate bonds. The Claymore Fund has adopted a policy that requires the Claymore Fund to provide shareholders with at least 60 days’ notice prior to any material change in this policy or the 2027 Index. The PowerShares Fund has adopted a policy to provide shareholders with at least 60 days’ notice prior to any material change to its 80% policy required by Rule 35d-1 and any change of the index that it tracks. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper. The Fund will terminate on or about December 31, 2027 without requiring additional approval by the Board or Fund shareholders. The Board may change the termination date to an earlier or later date without shareholder approval if a majority of the Board determines the change to be in the best interest of the Fund. The Board may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Fund expects to use a sampling approach in seeking to achieve its investment objective. Sampling means that the Adviser uses quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that resemble the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These characteristics include maturity, credit quality, sector, duration and other financial characteristics of fixed income instruments. The quantity of holdings in the Fund will be based on a number of factors, including the asset size of the Fund, potential transaction costs in acquiring particular securities, the anticipated impact of particular Underlying Index components on the performance of the Underlying Index and the availability of particular securities in the secondary market. However, the Fund may use replication to seek to achieve its investment objective if practicable. A replication strategy involves generally investing in all of the securities in the Underlying Index with the same weights as the Underlying Index. There may also be instances when the Adviser may choose to overweight another security in the Underlying Index or purchase (or sell) securities not in the Underlying Index, which the Adviser believes are appropriate to substitute for one or more Underlying Index components in seeking to accurately track the Underlying Index, such as: (i) regulatory requirements possibly affecting the Fund’s ability to hold a security in the Underlying Index or (ii) liquidity concerns possibly affecting the Fund’s ability to purchase or sell a security in the Underlying Index. In addition, from time to time, securities are added to or removed from the Underlying Index. The Fund may sell securities that are represented in the Underlying Index or purchase securities that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index pursuant to scheduled reconstitutions and rebalancings of the Underlying Index. The Fund will concentrate its investments (i.e., invest 25% or more of its assets) in securities issued by companies whose principal business activities are in the same industry or group of industries to the extent the Underlying Index is so concentrated. As of August 31, 2017, the financial sector represented a substantial portion of the Underlying Index.

Guggenheim Defensive Equity ETF / PowerShares Defensive Equity Portfolio

The Funds have the same principal investment strategies, except that the Claymore Fund is required to invest at least 90% of its total assets in the Underlying Index, whereas the PowerShares Fund is required to invest at least 80% of its total assets in the Underlying Index.

The Fund, using a “passive” or “indexing” investment approach, seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the [Guggenheim] Defensive Equity Index (the “Underlying Index”). The Underlying Index is designed to provide exposure to equity securities of large capitalization U.S. issuers that Invesco Indexing, LLC (“Invesco Indexing”) has selected for inclusion in the Underlying Index based on a rules-based screening criteria. The companies eligible for the Underlying Index are derived from its starting universe, the S&P 500®, which is a leading benchmark index for U.S. large capitalization stocks. Invesco Indexing is affiliated with Invesco PowerShares Capital Management LLC, the PowerShares Fund’s investment adviser, and Invesco Distributors, Inc., the PowerShares Fund’s distributor.

Instead of the traditional approach to defensive equity portfolios that focuses solely on low beta stocks (beta represents the systematic risk of a security relative to its benchmark), Invesco Indexing seeks to select companies that have potentially superior risk-return profiles during periods of stock market weakness while still offering the potential for gains during periods of market strength. Invesco Indexing selects securities for inclusion in the Underlying Index based on its proprietary rules-based methodology and a security’s risk characteristics:

•	Risk Characteristics. The starting universe is screened to eliminate stocks with less favorable risk profiles by measuring certain risk characteristics, such as a stock’s beta (a measure of a given security’s volatility in relation to the volatility of a specific market) and down market volatility (a measurement that represents a security’s volatility during adverse market conditions).

•	Rules-Based Methodology. The rules-based methodology calculates the likelihood that a company will achieve the performance required to support the company’s stock price by calculating what a company’s stock price implies in terms of current revenue growth expectations and comparing those expectations to the management’s past ability to deliver that revenue growth.

Using the Index Provider’s rules-based methodology, the Underlying Index is designed to mitigate market risk and improve risk-adjusted returns relative to the Underlying Index’s starting universe. [As of November 30, 2016, the Underlying Index was comprised of approximately 100 securities.] The Underlying Index is rebalanced quarterly.

Under normal circumstances, the Claymore Fund will invest at least 90% (for the PowerShares Fund, 80%) of its total assets in securities that comprise the Underlying Index. The Claymore Fund has adopted a policy that requires the Claymore Fund to provide shareholders with at least 60 days’ notice prior to any material change in this policy or the Index. The PowerShares Fund has adopted a policy to provide shareholders with at least 60 days’ notice prior to any material change to its 80% policy required by Rule 35d-1 and any change of the Underlying Index. The Board of Trustees may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Fund generally will invest in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Underlying Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Underlying Index in proportions expected by the Adviser to replicate generally the performance of the Underlying Index as a whole. There may also be instances when the Adviser may choose to overweight another security in the Underlying Index or purchase (or sell) securities not in the Underlying Index, which the Adviser believes are appropriate to substitute for one or more Underlying Index components in seeking to accurately track the Underlying Index, such as: (i) regulatory requirements possibly affecting the Fund’s ability to hold a security in the Underlying Index, or (ii) liquidity concerns possibly affecting the Fund’s ability to purchase or sell a security in the Underlying Index. In addition, from time to time, securities are added to or removed from the Underlying Index. The Fund may sell securities that are represented in the Underlying Index or purchase securities that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index pursuant to scheduled reconstitutions and rebalancings of the Underlying Index.

The Fund will concentrate its investments (i.e., invest 25% or more of its assets) in securities issued by companies whose principal business activities are in the same industry or group of industries to the extent the Underlying Index is so concentrated. As of August 31, 2016, the financial and utilities sectors represented a substantial portion of the Underlying Index.

Guggenheim Ultra Short Duration ETF / PowerShares Ultra Short Duration Portfolio

The Fund will invest at least 80% of its net assets (for the PowerShares Fund, plus any borrowings for investment purposes) in fixed income securities and in exchange-traded funds (“ETFs”) and closed-end funds that invest substantially all of their assets in fixed income securities. The Fund uses a low duration strategy to seek to outperform the Barclays Capital 1-3 Month U.S. Treasury Bill Index (the “Benchmark”) in addition to providing returns in excess of those available in U.S. Treasury bills, government repurchase agreements, and money market funds, while seeking to provide preservation of capital and daily liquidity. The Fund is not a money market fund and does not seek to maintain a stable net asset value (“NAV”) of $1.00 per Share.

The Fund expects, under normal circumstances, to hold a diversified portfolio of fixed income instruments of varying maturities, but that have an average duration of less than one year. Duration is a measure of the price volatility of a debt instrument as a result of changes in interest rates, based on the weighted average timing of the instrument’s expected principal and interest payments. Duration differs from maturity in that it considers, among other characteristics, an instrument’s yield, coupon payments, principal payments and call features in addition to the amount of time until the instrument matures. As the value of an instrument changes over time, so will its duration.

The Fund may invest, without limitation, in short-term instruments such as commercial paper and/or repurchase agreements. Commercial paper includes variable amount master demand notes and asset-backed commercial paper. Commercial paper normally represents short-term unsecured promissory notes issued by banks or bank holding companies, corporations, finance companies and other issuers. Repurchase agreements are fixed-income securities in the form of agreements backed by collateral. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of securities from the selling institution (such as a bank or a broker-dealer), coupled with the agreement that the selling institution will repurchase the underlying securities at a specified price and at a fixed time in the future (or on demand). The Fund may accept a wide variety of underlying securities as collateral for the repurchase agreements entered into by the Fund. Such collateral may include U.S. government securities, corporate obligations, equity securities, municipal debt securities, mortgage-backed securities and convertible securities. Any such securities serving as collateral are marked-to-market daily in order to maintain full collateralization (typically purchase price plus accrued interest).

The Fund primarily invests in U.S. dollar-denominated investment grade debt securities, including U.S. Treasury securities and corporate bonds, rated Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Group (“S&P”), Fitch Investor Services (“Fitch”), or any other nationally recognized statistical rating organization (“NRSRO”), or, if unrated, determined by the Adviser [(for the PowerShares Fund, by Invesco Advisers (the “Sub-Adviser”))] to be of comparable quality. The Fund may invest no more than 10% of its assets in high yield securities (which also may be known as “junk bonds”), which are debt securities that are rated below investment grade by NRSROs, or are unrated securities that the Adviser (for the PowerShares Fund, the Sub-Adviser) believes are of comparable quality. The Fund may invest in securities that are offered pursuant to Rule 144A (“Rule 144A”) under the Securities Act of 1933, as amended (“Securities Act”). Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule

144A. This rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the Securities Act. The Adviser (for the PowerShares Fund, the Sub-Adviser) will evaluate the liquidity of Rule 144A securities prior to investing in such securities and monitor their liquidity thereafter. The Fund will not invest in securities that are in default at the time of investment. If a security defaults subsequent to purchase by the Fund, the Adviser (for the PowerShares Fund, the Sub-Adviser) will determine in its discretion whether to hold or dispose of such security.

The Fund may invest in bank obligations, which include certificates of deposit, commercial paper, unsecured bank promissory notes, bankers’ acceptances, time deposits and other debt obligations. The Fund may invest in obligations issued or backed by U.S. banks when a bank has more than $1 billion in total assets at the time of purchase or is a branch or subsidiary of such a bank. In addition, the Fund may invest in U.S. dollar-denominated obligations issued or guaranteed by foreign banks that have more than $1 billion in total assets at the time of purchase, U.S. branches of such foreign banks (Yankee obligations), foreign branches of such foreign banks and foreign branches of U.S. banks having more than $1 billion in total assets at the time of purchase. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by U.S. government regulation.

The Fund may invest, without limitation, in U.S. dollar-denominated debt securities of foreign issuers, including emerging market issuers. The Fund may also invest up to 20% of its assets in sovereign and corporate debt securities denominated in foreign currencies. The Fund may invest in U.S. and non-U.S. dollar denominated bonds of supranational organizations. The Adviser (for the PowerShares Fund, the Sub-Adviser) may attempt to reduce foreign currency exchange rate risk by entering into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”). The Fund may also invest up to 25% of its assets in municipal securities. The Fund will not invest in options contracts, futures contracts or swap agreements.

The Fund currently may invest up to 20% of its assets in mortgage-backed securities (“MBS”) or in other asset- backed securities (“ABS”). This limitation does not apply to securities issued or guaranteed by federal agencies and/or U.S. government sponsored instrumentalities, such as the Government National Mortgage Administration, the Federal Housing Administration, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. In addition to securities issued or guaranteed by such agencies or instrumentalities, the Fund may invest in MBS or other ABS issued or guaranteed by private issuers. The MBS in which the Fund may invest may also include residential mortgage-backed securities, collateralized mortgage obligations and commercial mortgage-backed securities. The ABS in which the Fund may invest include collateralized debt obligations (“CDOs”). CDOs include collateralized bond obligations, collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

The Fund may obtain exposure to the securities in which it normally invests by engaging in various investment techniques, including forward purchase agreements, mortgage dollar rolls and “TBA” mortgage trading. A mortgage dollar roll involves the sale of a MBS by the Fund and its agreement to repurchase the instrument (or one which is substantially similar) at a specified time and price. Most transactions in fixed-rate mortgage pass-through securities occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlements (a “TBA” transaction). The Fund may enter into such contracts on a regular basis. The Fund, pending settlement of such contracts, will invest its assets in high-quality, liquid short-term instruments, including shares of money market funds. The Fund will assume its pro rata share of the fees and expenses of any money market fund (or other investment company) that it may invest in, in addition to the Fund’s own fees and expenses. The Fund may also acquire interests in mortgage pools through means other than such standardized contracts for future delivery. The Fund also may invest directly in ETFs and other investment companies that provide exposure to fixed income securities similar to those securities in which the Fund may invest in directly.

Guggenheim Canadian Energy Income ETF / PowerShares Canadian Energy Income Portfolio

The Funds have the same principal investment strategies, except that the Claymore Fund is required to invest at least 80% of its total assets in the Underlying Index, whereas the PowerShares Fund is required to invest at least 90% of its total assets in the Underlying Index.

The Fund, using a “passive” or “indexing” investment approach, seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the S&P/TSX High Income Energy Index (the “Underlying Index”). The Underlying Index is a rules-based index (i.e., an index based on specified criteria) comprised of, as of August 31, 2017, approximately 27 Canadian equity securities considered by S&P Dow Jones Indices LLC (“Index Provider”) to be “high yielding” (with dividend yields generally higher than 1.5%-2.0%) in the energy sector that meet size and liquidity requirements. The securities in the Index are selected from a universe of common stocks and Canadian royalty trusts listed on the Toronto Stock Exchange (the “TSX”), that have a minimum dividend yield as described above. The Underlying Index is reconstituted and rebalanced quarterly. The Claymore Fund will invest at least 80% (for the PowerShares Fund, 90%) of its total assets in securities that comprise the Underlying Index. The Claymore Fund has adopted a policy that requires the Claymore Fund to provide shareholders with at least 60 days’ notice prior to any material change in this policy or the Underlying Index. The PowerShares Fund has adopted a policy to provide shareholders with at least 60 days’ notice prior to any material change to its 80% policy required by Rule 35d-1 and any change of the Underlying Index. The Board may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Fund generally will invest in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Underlying Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Underlying Index in proportions expected by the Adviser to correspond generally to the performance of the Underlying Index as a whole. There may also be instances when the Adviser may choose to overweight another security in the Underlying Index or purchase (or sell) securities not in the Underlying Index which the Adviser believes are appropriate to substitute for one or more Underlying Index components, in seeking to accurately track the Index, such as: (i) regulatory requirements possibly affecting the Fund’s ability to hold a security in the Underlying Index, (ii) restrictions or requirements in local markets possibly rendering it infeasible or inefficient for the Fund to purchase or sell a security in the Underlying Index or (iii) liquidity concerns possibly affecting the Fund’s ability to purchase or sell a security in the Underlying Index. In addition, from time to time, securities are added to or removed from the Underlying Index. The Fund may sell securities that are represented in the Underlying Index or purchase securities that are not yet represented in the Index in anticipation of their removal from or addition to the Underlying Index pursuant to scheduled reconstitutions and rebalancings of the Index. The Fund will concentrate its investments (i.e., invest 25% or more of its assets) in securities issued by companies whose principal business activities are in the same industry or group of industries to the extent the Underlying Index is so concentrated. As of August 31, 2017, the energy sector represented a substantial portion of the Underlying Index.

Guggenheim China All-Cap ETF / PowerShares China All-Cap Portfolio

The Funds have the same principal investment strategies, except that the Claymore Fund is required to invest at least 80% of its total assets in the Underlying Index, whereas the PowerShares Fund is required to invest at least 90% of its total assets in the Underlying Index.

The Fund, using a “passive” or “indexing” investment approach, seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the AlphaShares China All Cap Index (the “Underlying Index”). The Underlying Index is designed to measure and monitor the performance of the investable universe of publicly-traded companies based in mainland China (as classified by the S&P BMI County Code classification system). The Underlying Index was created by AlphaShares, LLC (“AlphaShares” or the “Index Provider”) and is maintained by Standard & Poor’s. The Underlying Index includes equity securities of companies of all categories of market capitalizations, as defined by AlphaShares (subject to the minimum capitalization requirements set forth in the China All-Cap Index methodology).

The Underlying Index may include Hong Kong listed securities, including China H-shares and Red Chip shares. China H-shares are issued by companies incorporated in mainland China and listed on the Hong Kong Stock

Exchange. Red Chip shares are issued by companies with controlling Chinese shareholders that are incorporated outside mainland China and listed on the Hong Kong Stock Exchange. The Underlying Index may also include N-Shares, which are issued by companies based in mainland China and listed on the NYSE Arca, Inc. (the “NYSE Arca”) or NASDAQ Stock Market (“NASDAQ”). The Underlying Index does not include China A-Shares (which are subject to substantial restrictions on foreign investment) or China B-Shares (which offer a generally smaller market and limited liquidity), each of which trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange.

The Claymore Fund will invest at least 80% (for the PowerShares Fund, 90%) of its total assets in common stocks, American depositary receipts (“ADRs”), American depositary shares (“ADSs”), global depositary receipts (“GDRs”) and international depositary receipts (“IDRs”) that comprise the Underlying Index and depositary receipts or shares representing common stocks included in the Underlying Index (or underlying securities representing ADRs, ADSs, GDRs and IDRs included in the Underlying Index). The depositary receipts included in the Underlying Index may be sponsored or unsponsored. The Claymore Fund has adopted a policy that requires the Claymore Fund to provide shareholders with at least 60 days’ notice prior to any material change in this policy or the Underlying Index. The PowerShares Fund has adopted a policy to provide shareholders with at least 60 days’ notice prior to any material change to its 80% policy required by Rule 35d-1 and any change of the Underlying Index. The Board may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated. The Fund may invest directly in one or more underlying securities represented by depositary receipts included in the Underlying Index under the following limited circumstances: (a) when market conditions result in the underlying security providing improved liquidity relative to the depositary receipt; (b) when a depositary receipt is trading at a significantly different price than its underlying security; or (c) the timing of trade execution is improved due to the local market in which an underlying security is traded being open at different times than the market in which the security’s corresponding depositary receipt is traded.

The Fund generally will invest in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Underlying Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Underlying Index in proportions expected by the Adviser to replicate generally the performance of the Underlying Index as a whole. There may also be instances when the Adviser may choose to overweight another security in the Underlying Index or purchase (or sell) securities not in the Underlying Index which the Adviser believes are appropriate to substitute for one or more Underlying Index components, in seeking to accurately track the Underlying Index, such as: (i) regulatory requirements possibly affecting the Fund’s ability to hold a security in the Underlying Index, (ii) restrictions or requirements in local markets possibly rendering it infeasible or inefficient for the Fund to purchase or sell a security in the Underlying Index, or (iii) liquidity concerns possibly affecting the Fund’s ability to purchase or sell a security in the Underlying Index. In addition, from time to time securities are added to or removed from the Underlying Index. The Fund may sell securities that are represented in the Underlying Index or purchase securities that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index pursuant to scheduled reconstitutions and rebalancings of the Underlying Index. The Fund will concentrate its investments (i.e., invest 25% or more of its assets) in securities issued by companies whose principal business activities are in the same industry or group of industries to the extent the Underlying Index is so concentrated. As of August 31, 2016, the financial and telecommunications sectors each represented a substantial portion of the Underlying Index.

Guggenheim China Real Estate ETF / PowerShares China Real Estate Portfolio

The Fund, using a “passive” or “indexing” investment approach, seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the AlphaShares China Real Estate Index (the “Underlying Index”). The Underlying Index is designed to measure and monitor the performance of the investable universe of publicly-traded companies and real estate investment trusts deriving a majority of their revenues from real estate development, management and/or ownership of property in China or the Special Administrative Regions of China, which are Hong Kong and Macau. The Underlying Index was created by AlphaShares, LLC (“AlphaShares” or the “Index Provider”) and is maintained by Standard & Poor’s (the “Index Administrator”). The Underlying Index includes equity securities of companies of all categories of market capitalizations, as defined by AlphaShares (subject to the minimum capitalization requirements set forth in the Underlying Index methodology).

The Underlying Index may include Hong Kong listed securities, including China H-Shares and Red Chips. China H-Shares are issued by companies incorporated in mainland China and listed on the Hong Kong Stock Exchange. Red Chips are issued by companies with controlling Chinese shareholders that are incorporated outside mainland China and listed on the Hong Kong Stock Exchange. The Underlying Index may also include N-Shares, which are issued by companies based in mainland China and listed on NYSE Arca, Inc. (“NYSE Arca”) or Nasdaq. The Underlying Index will not include China A-Shares (which are subject to substantial restrictions on foreign investment) or China B-Shares (which offer a generally smaller market and limited liquidity), each of which trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange.

The Fund will invest at least 90% of its total assets in common stocks, American depositary receipts (“ADRs”), American depositary shares (“ADSs”), global depositary receipts (“GDRs”) and international depositary receipts (“IDRs”) that comprise the Underlying Index and depositary receipts representing common stocks included in the Underlying Index (or underlying securities representing the ADRs, ADSs, GDRs and IDRs included in the Underlying Index). The Claymore Fund has adopted a policy that requires the Claymore Fund to provide shareholders with at least 60 days’ notice prior to any material change in this policy or the Underlying Index. The PowerShares Fund has adopted a policy to provide shareholders with at least 60 days’ notice prior to any material change to its 80% policy required by Rule 35d-1 and any change of the Underlying Index. The Board may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Fund may invest directly in one or more underlying securities represented by the ADRs included in the Underlying Index under the following limited circumstances: (a) when market conditions result in the underlying security providing more liquidity than the ADR; (b) when an ADR is trading at a significantly different price than its underlying security; or (c) the timing of trade execution is improved due to the local market in which an underlying security is traded being open at different times than the market in which the security’s corresponding ADR is traded.

The Fund generally will invest in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Underlying Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Underlying Index in proportions expected by the Adviser to correspond generally to the performance of the Underlying Index as a whole. There may also be instances when the Adviser may choose to overweight another security in the Underlying Index or purchase (or sell) securities not in the Underlying Index which the Adviser believes are appropriate to substitute for one or more Underlying Index components, in seeking to accurately track the Underlying Index, such as: (i) regulatory requirements possibly affecting the Fund’s ability to hold a security in the Underlying Index, (ii) restrictions or requirements in local markets possibly rendering it infeasible or inefficient for the Fund to purchase or sell a security in the Underlying Index or (iii) liquidity concerns possibly affecting the Fund’s ability to purchase or sell a security in the Underlying Index. In addition, from time to time, securities are added to or removed from the Underlying Index. The Fund may sell securities that are represented in the Underlying Index or purchase securities that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index pursuant to scheduled reconstitutions and rebalancings of the Underlying Index. The Fund will concentrate its investments (i.e., invest 25% or more of its assets) in securities issued by companies whose principal business activities are in the same industry or group of industries to the extent the Underlying Index is so concentrated. As of August 31, 2017, the real estate industry of the financial sector represented a substantial portion of the Underlying Index.

Guggenheim China Small Cap ETF / PowerShares China Small Cap Portfolio

The Fund, using a “passive” or “indexing” investment approach, seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the AlphaShares China Small Cap Index (the “Underlying Index”). The Underlying Index is designed to measure and monitor the performance of publicly-traded mainland China-based small capitalization companies. For inclusion in the Underlying Index, AlphaShares, LLC “AlphaShares” or the “Index Provider”) defines small- capitalization companies as those companies with a maximum $1.5 billion float-adjusted market capitalization.

The Underlying Index may include Hong Kong listed securities, including China H-Shares and Red Chips. China H-Shares are issued by companies incorporated in mainland China and listed on the Hong Kong Stock Exchange. Red Chips are issued by companies with controlling Chinese shareholders that are incorporated outside mainland China and listed on the Hong Kong Stock Exchange. The Underlying Index may also include N-Shares, which are issued by companies based in mainland China and listed on NYSE Arca, Inc. (“NYSE Arca”) or Nasdaq. The Underlying Index will not include China A-Shares (which are subject to substantial restrictions on foreign investment) or China B-Shares (which offer a generally smaller market and limited liquidity), each of which trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange.

The Fund will invest at least 90% of its total assets in common stocks, American depositary receipts (“ADRs”), American depositary shares (“ADSs”), global depositary receipts (“GDRs”) and international depositary receipts (“IDRs”) that comprise the Underlying Index and depositary receipts representing common stocks included in the Underlying Index (or underlying securities representing the ADRs, ADSs, GDRs and IDRs included in the Underlying Index). The Claymore Fund has adopted a policy that requires the Claymore Fund to provide shareholders with at least 60 days’ notice prior to any material change in this policy or the Underlying Index. The PowerShares Fund has adopted a policy to provide shareholders with at least 60 days’ notice prior to any material change to its 80% policy required by Rule 35d-1 and any change of the Underlying Index. The Board may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Fund may invest directly in one or more underlying securities represented by the ADRs included in the Underlying Index under the following limited circumstances: (a) when market conditions result in the underlying security providing more liquidity than the ADR; (b) when an ADR is trading at a significantly different price than its underlying security; or (c) the timing of trade execution is improved due to the local market in which an underlying security is traded being open at different times than the market in which the security’s corresponding ADR is traded.

The Fund generally will invest in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Underlying Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Underlying Index in proportions expected by the Adviser to correspond generally to the performance of the Underlying Index as a whole. There may also be instances when the Adviser may choose to overweight another security in the Underlying Index or purchase (or sell) securities not in the Underlying Index which the Adviser believes are appropriate to substitute for one or more Underlying Index components, in seeking to accurately track the Underlying Index, such as: (i) regulatory requirements possibly affecting the Fund’s ability to hold a security in the Underlying Index, (ii) restrictions or requirements in local markets possibly rendering it infeasible or inefficient for the Fund to purchase or sell a security in the Underlying Index or (iii) liquidity concerns possibly affecting the Fund’s ability to purchase or sell a security in the Underlying Index. In addition, from time to time, securities are added to or removed from the Underlying Index. The Fund may sell securities that are represented in the Underlying Index or purchase securities that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index pursuant to scheduled reconstitutions and rebalancings of the Underlying Index. The Fund will concentrate its investments (i.e., invest 25% or more of its assets) in securities issued by companies whose principal business activities are in the same industry or group of industries to the extent the Underlying Index is so concentrated. As of August 31, 2017, the consumer discretionary, consumer staples, financial and industrial sectors represented a substantial portion of the Underlying Index.

Guggenheim China Technology ETF / PowerShares China Technology Portfolio

The Funds have the same principal investment strategies, except that the Claymore Fund is required to invest at least 80% of its total assets in the Underlying Index, whereas the PowerShares Fund is required to invest at least 90% of its total assets in the Underlying Index.

The Fund, using a “passive” or “indexing” investment approach, seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the AlphaShares China Technology Index (the “Underlying Index”). The Underlying Index is designed to measure and monitor the performance of the universe of publicly-traded companies which are based in mainland China, Hong Kong or Macau (as classified by the S&P BMI County Code classification system), are in the Information Technology Sector, as defined by S&P Global Industry Classification Standard (“GICS”) and are open to foreign investment. The Underlying Index was created by AlphaShares, LLC (“AlphaShares” or the “Index Provider”) and is maintained by Standard & Poor’s. The Underlying Index includes equity securities of companies of all categories of market capitalizations, as defined by AlphaShares (subject to the minimum capitalization requirements set forth in the China Technology Index methodology).

The Underlying Index may include Hong Kong listed securities, including China H-shares and Red Chip shares. China H-shares are issued by companies incorporated in mainland China and listed on the Hong Kong Stock Exchange. Red Chip shares are issued by companies with controlling Chinese shareholders that are incorporated outside mainland China and listed on the Hong Kong Stock Exchange. The Underlying Index may also include N-Shares, which are issued by companies based in mainland China and listed on the NYSE Arca, Inc. (the “NYSE Arca”) or NASDAQ Stock Market (“NASDAQ”). The Underlying Index does not include China A-Shares (which are subject to substantial restrictions on foreign investment) or China B-Shares (which offer a generally smaller market and limited liquidity), each of which trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange.

The Claymore Fund will invest at least 80% (for the PowerShares Fund, 90%) of its total assets in common stocks, American depositary receipts (“ADRs”), American depositary shares (“ADSs”), global depositary receipts (“GDRs”) and international depositary receipts (“IDRs”) that comprise the Underlying Index and depositary receipts or shares representing common stocks included in the Underlying Index (or underlying securities representing ADRs, ADSs, GDRs and IDRs included in the Underlying Index). The depositary receipts included in the Underlying Index may be sponsored or unsponsored. The Claymore Fund has adopted a policy that requires the Claymore Fund to provide shareholders with at least 60 days’ notice prior to any material change in this policy or the Underlying Index. The PowerShares Fund has adopted a policy to provide shareholders with at least 60 days’ notice prior to any material change to its 80% policy required by Rule 35d-1 and any change of the Underlying Index. The Board of Trustees (the “Board”) of PowerShares Exchange-Traded Fund Trust II (the “Trust”) may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated. The Fund may invest directly in one or more underlying securities represented by depositary receipts included in the Underlying Index under the following limited circumstances: (a) when market conditions result in the underlying security providing improved liquidity relative to the depositary receipt; (b) when a depositary receipt is trading at a significantly different price than its underlying security; or (c) the timing of trade execution is improved due to the local market in which an underlying security is traded being open at different times than the market in which the security’s corresponding depositary receipt is traded.

The Fund generally will invest in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Underlying Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Underlying Index in proportions expected by the Adviser to replicate generally the performance of the Underlying Index as a whole. There may also be instances when the Adviser may choose to overweight another security in the Underlying Index or purchase (or sell) securities not in the Underlying Index which the Adviser believes are appropriate to substitute for one or more Underlying Index components, in seeking to accurately track the Underlying Index, such as: (i) regulatory requirements possibly affecting the Fund’s ability to hold a security in the Underlying Index, (ii) restrictions or requirements in local markets possibly rendering it infeasible or inefficient for the Fund to purchase or sell a security in the Underlying Index, or (iii) liquidity concerns possibly affecting the Fund’s ability to purchase or sell a security in the Underlying Index. In addition, from time to time securities are added to or removed from the Underlying Index. The Fund may sell securities that are represented in the Underlying Index or purchase securities that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index pursuant to scheduled reconstitutions and rebalancings of the Underlying Index. The Fund will concentrate its investments (i.e., invest 25% or more of its assets) in securities issued by companies whose principal business activities are in the same industry or group of industries to the extent the Underlying Index is so concentrated. As of August 31, 2016, the telecommunications and technology sectors each represented a substantial portion of the Underlying Index.

Guggenheim Frontier Markets ETF / PowerShares Frontier Markets Portfolio

The Funds have the same principal investment strategies, except that the Claymore Fund is required to invest at least 80% of its total assets in the Underlying Index, whereas the PowerShares Fund is required to invest at least 90% of its total assets in the Underlying Index.

The Fund, using a “passive” or “indexing” investment approach, seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the BNY Mellon New Frontier Index (the “Underlying Index”). The Underlying Index is composed of all liquid (as defined by the criteria set forth below) American depositary receipts (“ADRs”), global depositary receipts (“GDRs”) and equity securities of issuers in certain countries that are represented in the Underlying Index. As of August 31, 2017, the Underlying Index was comprised of 93 constituents. The Underlying Index tracks the performance of ADRs listed on a U.S. exchange, GDRs traded on the London Stock Exchange (“LSE”) and ordinary share classes of equity securities listed on exchanges in Frontier Market countries. The Bank of New York Mellon, the Fund’s index provider (“BNY Mellon” or the “Index Provider”), categorizes countries as “Frontier Market” based upon an evaluation of gross domestic product growth, per capita income growth, experienced and expected inflation rates, privatization of infrastructure and social inequalities. As of August 31, 2017, these countries are: Argentina*, Bahrain*, Bangladesh*, Bulgaria, Croatia, Cyprus, Jordan*, Kazakhstan*, Kenya, Kuwait, Latvia, Lithuania, Morocco, Nigeria, Oman, Pakistan, Panama, Romania, Sri Lanka*, Tunisia*, Vietnam and Zambia (*denotes that such country must have an eligible class in a developed or emerging market). The universe of potential Underlying Index constituents includes all liquid ADRs, GDRs and ordinary shares which meet the criteria set forth under “Index Construction” with respect to trading volume and market capitalization. Potential Underlying Index constituents include securities with free-float market capitalizations greater than or equal to $250 million, which may include securities of companies of any market capitalization, as defined by the Index Provider.

The Claymore Fund will invest at least 80% (for the PowerShares Fund, 90%) of its total assets in ADRs, GDRs and equity securities that comprise the Underlying Index or in the securities underlying such ADRs and GDRs. The Claymore Fund also will normally invest at least 80% of its total assets in securities of issuers from Frontier Market countries (whether directly or through ADRs or GDRs), as defined by the Index Provider from time to time in the manner set forth above. The Claymore Fund has adopted a policy that requires the Claymore Fund to provide shareholders with at least 60 days’ notice prior to any material change in these policies or the Underlying Index. The PowerShares Fund has adopted a policy to provide shareholders with at least 60 days’ notice prior to any material change to its 80% policy required by Rule 35d-1 and any change of the Underlying Index. The Board may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

In addition to investing in local securities included in the Underlying Index, the Fund may invest directly in one or more underlying securities represented by ADRs or GDRs included in the Underlying Index under the following limited circumstances: (a) when market conditions result in the underlying security providing improved liquidity relative to the ADR or GDR; (b) when an ADR or GDR is trading at a significantly different price than its underlying security; or (c) the timing of trade execution is improved due to the local market in which an underlying security is traded being open at different times than the market in which the security’s corresponding ADR or GDR is traded. The Fund also may invest directly in other exchange-traded funds (“ETFs”) that the Adviser has determined provide exposure to securities similar to those securities in which the Fund may invest in directly.

The Fund generally will invest in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Underlying Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Underlying Index in proportions expected by the Adviser to correspond generally to the performance of the Underlying Index as a whole. There may also be instances when the Adviser may choose to overweight another security in the Underlying Index or purchase (or sell) securities not in the Underlying Index which the Adviser believes are appropriate to substitute for one or more Underlying Index components, in seeking to accurately track the Underlying Index, such as: (i) regulatory requirements possibly affecting the Fund’s ability to hold a security in the Underlying Index, (ii) restrictions or requirements in local markets possibly rendering it infeasible or inefficient for the Fund to purchase or sell a security in the Underlying Index or (iii) liquidity concerns possibly affecting the Fund’s ability to purchase or sell a security in the Underlying Index. In addition, from time to time, securities are added to or removed from the Underlying Index. The Fund may sell securities that are represented in the Underlying Index or purchase securities that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index pursuant to scheduled reconstitutions and rebalancings of the Underlying Index. The Fund will concentrate its investments (i.e., invest 25% or more of its assets) in securities issued by companies whose principal business activities are in the same industry or group of industries to the extent the Underlying Index is so concentrated. As of August 31, 2017, the financial and telecommunications sectors represented a substantial portion of the Underlying Index.

Guggenheim International Multi-Asset Income ETF / PowerShares Zacks International Multi-Asset Income Portfolio

The Fund, using a “passive” or “indexing” investment approach, seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the Zacks International Multi-Asset Income Index (the “Underlying Index”). As of August 31, 2017, the Underlying Index was comprised of approximately 154 stocks selected, based on investment and other criteria, from a universe of international companies, global real estate investment trusts, master limited partnerships, Canadian royalty trusts, American depositary receipts (“ADRs”) of emerging market companies and U.S. listed closed-end funds that invest in international companies, and at all times is comprised of at least 40% non-U.S. securities. The companies in the universe are selected using a proprietary strategy developed by Zacks Investment Research, Inc. (“Zacks” or the “Index Provider”). The Fund will invest at least 90% of its total assets in stocks that comprise the Underlying Index (and underlying securities representing the ADRs included in the Underlying Index). The Claymore Fund has adopted a policy that requires the Claymore Fund to provide shareholders with at least 60 days’ notice prior to any material change in this policy or the Underlying Index. The PowerShares Fund has adopted a policy to provide shareholders with at least 60 days’ notice prior to any material change to its 80% policy required by Rule 35d-1 and any change of the Underlying Index. The Board may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Fund may invest directly in one or more underlying securities represented by the ADRs included in the Underlying Index under the following limited circumstances: (a) when market conditions result in the underlying security providing more liquidity than the ADR; (b) when an ADR is trading at a significantly different price than its underlying security; or (c) the timing of trade execution is improved due to the local market in which an underlying security is traded being open at different times than the market in which the security’s corresponding ADR is traded.

The Fund generally will invest in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Underlying Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Underlying Index in proportions expected by the Adviser to correspond generally to the performance of the Underlying Index as a whole. There may also be instances when the Adviser may choose to overweight another security in the Underlying Index or purchase (or sell) securities not in the Underlying Index which the Adviser believes are appropriate to substitute for one or more Underlying Index components, in seeking to accurately track the Underlying Index, such as: (i) regulatory requirements possibly affecting the Fund’s ability to hold a security in the Underlying Index, (ii) restrictions or requirements in local markets possibly rendering it infeasible or inefficient for the Fund to purchase or sell a security in the Underlying Index or (iii) liquidity concerns possibly affecting the Fund’s ability to purchase or sell a security in the Underlying Index. In addition, from time to time, securities are added to or removed from the Underlying Index. The Fund may sell securities that are represented in the Underlying Index or purchase securities that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index pursuant to scheduled reconstitutions and rebalancings of the Underlying Index. The Fund will concentrate its investments (i.e., invest 25% or more of its assets) in securities issued by companies whose principal business activities are in the same industry or group of industries to the extent the Underlying Index is so concentrated. As of August 31, 2017, no sector represented a substantial portion of the Underlying Index.

Guggenheim MSCI Global Timber ETF / PowerShares MSCI Global Timber Portfolio

The Fund, using a “passive” or “indexing” investment approach, seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the MSCI ACWI IMI Timber Select Capped Index (the Underlying Index”). The Underlying Index is designed to measure the performance of global equity securities of companies that are primarily engaged in the ownership and management of forests and timberlands and produce finished products that use timber as a raw material. These companies include companies that produce forest products, paper products and paper packaging products, and real estate investment trusts that own and/or manage timberland. Underlying Index constituents must be constituents of the MSCI ACWI Investable Market Index, a rules-based index that measures equity market performance of developed and emerging markets. As of August 31, 2017, the Underlying Index was comprised of approximately 79 securities. The Fund will invest at least 90% of its total assets in common stock, American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that comprise the Underlying Index and depositary receipts representing common stocks included in the Underlying Index (or underlying securities representing the ADRs and GDRs included in the Underlying Index). The Claymore Fund has adopted a policy that requires the Claymore Fund to provide shareholders with at least 60 days’ notice prior to any material change in this policy or to the Underlying Index. The PowerShares Fund has adopted a policy to provide shareholders with at least 60 days’ notice prior to any material change to its 80% policy required by Rule 35d-1 and any change of the Underlying Index. The Board may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Fund may invest directly in one or more underlying securities represented by the ADRs included in the Underlying Index under the following limited circumstances: (a) when market conditions result in the underlying security providing more liquidity than the ADR; (b) when an ADR is trading at a significantly different price than its underlying security; or (c) the timing of trade execution is improved due to the local market in which an underlying security is traded being open at different times than the market in which the security’s corresponding ADR is traded.

The Fund generally will invest in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Underlying Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Underlying Index in proportions expected by the Adviser to correspond generally to the performance of the Underlying Index as a whole. There may also be instances when the Adviser may choose to overweight another security in the Underlying Index or purchase (or sell) securities not in the Underlying Index which the Adviser believes are appropriate to substitute for one or more Underlying Index components, in seeking to accurately track the Underlying Index, such as: (i) regulatory requirements possibly affecting the Fund’s ability to hold a security in the Underlying Index, (ii) restrictions or requirements in local markets possibly rendering it infeasible or inefficient for the Fund to purchase or sell a security in the Underlying Index or (iii) liquidity concerns possibly affecting the Fund’s ability to purchase or sell a security in the Underlying Index. In addition, from time to time, securities are added to or removed from the Underlying Index. The Fund may sell securities that are represented in the Underlying Index or purchase securities that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index pursuant to scheduled reconstitutions and rebalancings of the Underlying Index. The Fund will concentrate its investments (i.e., invest 25% or more of its assets) in securities issued by companies whose principal business activities are in the same industry or group of industries to the extent the Underlying Index is so concentrated. As of August 31, 2017, the basic materials and industrials sectors represented a substantial portion of the Underlying Index.

Guggenheim Shipping ETF / PowerShares Shipping Portfolio

The Fund, using a “passive” or “indexing” investment approach, seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the Dow Jones Global Shipping IndexSM (the “Underlying Index”).    The Underlying Index is designed to measure the performance of high dividend-paying companies in the shipping industry. CME Group Index Services LLC (“CME Indexes” or the “Index Provider”) uses a rules-based methodology to rank companies by yield that are involved in the shipping industry globally that primarily transport goods and materials. The Index Provider determines whether a company is “high-dividend paying” by ranking it relative to other companies in the shipping industry based upon indicated annual yield (most recent distribution annualized and divided by the current share price). The Index Provider considers a company to be in the shipping industry if its revenues are derived primarily from shipping activities (excluding companies solely involved in transporting passengers). The companies in the Underlying Index may be located in any country, including those classified as emerging markets. The Global Shipping Index constituents are weighted based on their float-adjusted market capitalization and, as of August 31, 2017, the market capitalizations of the 27 stocks included in the Underlying Index range from $120 million to $13 billion, which includes micro-, small-, mid- and large-capitalization stocks as defined by the Index Provider. As of that date, the Global Shipping Index constituents’ countries of domicile were represented (in approximate market capitalization) in the Underlying Index as follows: United States, 9.8%; Belgium, 3.4%; Bermuda, 14.2%; Canada, 7.9%; Denmark, 20.1%; Great Britain, 6.8%; Greece, 5.4%; Hong Kong, 3.4%; Japan, 7.5%; Monaco, 12.4%; Norway, 5.7%; and Singapore, 3.3%.

The Fund will at all times invest at least 90% of its total assets in common stock, American depositary receipts (“ADRs”), global depositary receipts (“GDRs”) and master limited partnerships that comprise the Underlying Index and the underlying stocks in respect of the ADRs and GDRs in the Underlying Index. The depositary receipts included in the Underlying Index may be sponsored or unsponsored. The Claymore Fund has adopted a policy that requires the Claymore Fund to provide shareholders with at least 60 days’ notice prior to any material change in this policy or the Underlying Index. The PowerShares Fund has adopted a policy to provide shareholders with at least 60 days’ notice prior to any material change to its 80% policy required by Rule 35d-1 and any change of the Underlying Index. The Board may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Fund may invest directly in one or more underlying securities represented by depositary receipts included in the Underlying Index under the following limited circumstances: (a) when market conditions result in the underlying security providing improved liquidity relative to the depositary receipt; (b) when a depositary receipt is trading at a significantly different price than its underlying security; or (c) the timing of trade executions is improved.

The Fund generally will invest in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Underlying Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Underlying Index in proportions expected by the Adviser to correspond generally to the performance of the Underlying Index as a whole. There may also be instances when the Adviser may choose to overweight another security in the Underlying Index or purchase (or sell) securities not in the Underlying Index which the Adviser believes are appropriate to substitute for one or more Underlying Index components, in seeking to accurately track the Underlying Index, such as: (i) regulatory requirements possibly affecting the Fund’s ability to hold a security in the Underlying Index, (ii) restrictions or requirements in local markets possibly rendering it infeasible or inefficient for the Fund to purchase or sell a security in the Underlying Index or (iii) liquidity concerns possibly affecting the Fund’s ability to purchase or sell a security in the Underlying Index. In addition, from time to time, securities are added to or removed from the Underlying Index. The Fund may sell securities that are represented in the Underlying Index or purchase securities that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index pursuant to scheduled reconstitutions and rebalancings of the Underlying Index. The Fund will concentrate its investments (i.e., invest 25% or more of its assets) in securities issued by companies whose principal business activities are in the same industry or group of industries to the extent the Underlying Index is so concentrated. As of August 31, 2017, the industrials sector represented a substantial portion of the Underlying Index.

Guggenheim S&P Global Water Index ETF / PowerShares S&P Global Water Index Portfolio

The Fund, using a “passive” or “indexing” investment approach, seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the S&P Global Water Index (the “Underlying Index”). At each rebalancing the Underlying Index is comprised of 50 equity securities selected, based on investment and other criteria, from a universe of companies listed on global developed market exchanges. Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies (“S&P”), generally defines “developed markets” as the capital markets of those countries with high levels of per capita income and strict market regulation resulting in greater transparency. Specifically, all or any subset of the following countries/regions are currently considered to be developed markets — Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland, the United Kingdom and the United States. The universe of companies includes all companies classified by Standard & Poor’s Global Industry Classifications as being associated (in a manner representing a major component of such companies’ business) with the global demand for water, including water utilities, infrastructure, equipment, instruments and materials. Total market capitalization and float-adjusted market capitalization of securities in the Underlying Index must be at least $250 million and $100 million, respectively, at the time of each reconstitution, which includes small-, mid-, and large-capitalization securities as defined by S&P. The companies in the universe are selected using criteria as identified by S&P.

The Fund will invest at least 90% of its total assets in common stock and American depositary receipts (“ADRs”) that comprise the Underlying Index and depositary receipts representing common stocks included in the

Underlying Index (or underlying securities representing ADRs included in the Underlying Index). The depositary receipts included in the Underlying Index may be sponsored or unsponsored. The Claymore Fund has adopted a policy that requires the Claymore Fund to provide shareholders with at least 60 days’ notice prior to any material change in this policy or the Index. The PowerShares Fund has adopted a policy to provide shareholders with at least 60 days’ notice prior to any material change to its 80% policy required by Rule 35d-1 and any change of the Underlying Index. The Board may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Fund may invest directly in one or more underlying securities represented by the depositary receipts included in the Underlying Index under the following limited circumstances: (a) when market conditions result in the underlying security providing improved liquidity relative to the depositary receipt; (b) when a depositary receipt is trading at a significantly different price than its underlying security; or (c) the timing of trade execution is improved due to the local market in which an underlying security is traded being open at different times than the market in which the security’s corresponding depositary receipt is traded.

The Fund generally will invest in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Underlying Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Underlying Index in proportions expected by the Adviser to replicate generally the performance of the Underlying Index as a whole. There may also be instances when the Adviser may choose to overweight another security in the Underlying Index or purchase (or sell) securities not in the Underlying Index which the Adviser believes are appropriate to substitute for one or more Underlying Index components, in seeking to accurately track the Underlying Index, such as: (i) regulatory requirements possibly affecting the Fund’s ability to hold a security in the Underlying Index, (ii) restrictions or requirements in local markets possibly rendering it infeasible or inefficient for the Fund to purchase or sell a security in the Underlying Index, or (iii) liquidity concerns possibly affecting the Fund’s ability to purchase or sell a security in the Underlying Index. In addition, from time to time securities are added to or removed from the Underlying Index. The Fund may sell securities that are represented in the Underlying Index or purchase securities that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index pursuant to scheduled reconstitutions and rebalancings of the Underlying Index. The Fund will concentrate its investments (i.e., invest 25% or more of its assets) in securities issued by companies whose principal business activities are in the same industry or group of industries to the extent the Underlying Index is so concentrated. As of August 31, 2016, the industrials and utilities sectors each represented a substantial portion of the Underlying Index.

Guggenheim S&P High Income Infrastructure ETF / PowerShares S&P High Income Infrastructure Portfolio

The Funds have the same principal investment strategies, except that the Claymore Fund is required to invest at least 80% of its total assets in the Underlying Index, whereas the PowerShares Fund is required to invest at least 90% of its total assets in the Underlying Index.

The Fund, using a “passive” or “indexing” investment approach, seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the S&P High Income Infrastructure Index (the “Underlying Index”). The Underlying Index is designed to measure and monitor the performance of 50 high-yielding global equity securities of companies that engage in various infrastructure-related sub-industries. Underlying Index constituents must meet size, listing and liquidity requirements and also be part of the S&P Global BMI Index, which is a rules-based index that measures global stock market performance.

Underlying Index constituents must be equity securities of companies classified in one of the infrastructure clusters (the “Infrastructure Clusters”) determined by the S&P Dow Jones Index Group, based on the Global Industry Classification Standard (“GICS”®) sub-industry classifications as follows:

Energy Infrastructure Cluster:

Oil & Gas Storage & Transportation Sub-Industry

Transportation Infrastructure Cluster:

Airport Services Sub-Industry

Highway & Railtracks Sub-Industry

Marine Ports & Services Sub-Industry

Utilities Infrastructure Cluster:

Electric Utilities Sub-Industry

Gas Utilities Sub-Industry

Multi Utilities Sub-Industry

Water Utilities Sub-Industry

Securities in the Infrastructure Clusters must have a float-adjusted market capitalization (i.e., a market capitalization that is calculated based on the number of shares that are readily available in the market rather than all shares outstanding) greater than $250 million, a three-month average daily value traded of $1 million or higher and be listed on a developed market stock exchange. The top 50 highest-yielding securities that meet these criteria (ranked by 12-month dividend yield) are selected for inclusion in the Infrastructure Index.

The Claymore Fund will invest at least 80% (for the PowerShares Fund, 90%) of its total assets in common stocks that comprise the Underlying Index and depositary receipts representing common stocks included in the Underlying Index.

The Claymore Fund has adopted a policy that requires the Claymore Fund to provide shareholders with at least 60 days’ notice prior to any change in this policy or a material change to the Underlying Index The PowerShares Fund has adopted a policy to provide shareholders with at least 60 days’ notice prior to any material change to its 80% policy required by Rule 35d-1 and any change of the Underlying Index. The Board may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Fund generally will invest in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Underlying Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Underlying Index in proportions expected by the Adviser to replicate generally the performance of the Underlying Index as a whole. There may also be instances when the Adviser may choose to overweight another security in the Underlying Index or purchase (or sell) securities not in the Underlying Index which the Adviser believes are appropriate to substitute for one or more Underlying Index components, in seeking to accurately track the Underlying Index, such as: (i) regulatory requirements possibly affecting the Fund’s ability to hold a security in the Underlying Index, (ii) restrictions or requirements in local markets possibly rendering it infeasible or inefficient for the Fund to purchase or sell a security in the Underlying Index, or (iii) liquidity concerns possibly affecting the Fund’s ability to purchase or sell a security in the Underlying Index. In addition, from time to time securities are added to or removed from the Underlying Index. The Fund may sell securities that are represented in the Underlying Index or purchase securities that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index pursuant to scheduled reconstitutions and rebalancings of the Underlying Index. The Fund will concentrate its investments (i.e., invest 25% or more of its assets) in securities issued by companies whose principal business activities are in the same industry or group of industries to the extent the Underlying Index is so concentrated. As of August 31, 2016, the utilities, energy and industrials sectors each represented a substantial portion of the Underlying Index.

Guggenheim Solar ETF / PowerShares Solar Portfolio

The Fund, using a “passive” or “indexing” investment approach, seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the MAC Global Solar Energy Index (the “Underlying Index”). As of November 30, 2016, the Underlying Index was comprised of approximately 22 securities selected based on the relative importance of solar power within the company’s business model, as determined by MAC Indexing LLC (“MAC” or the “Index Provider”). The market capitalizations of securities included in the Underlying Index range from approximately $211 million to approximately $3.2 billion. The Underlying Index is designed to track companies within the following business segments of the solar energy industry: companies that produce solar power equipment and products for end-users, companies that produce fabrication products (such as the equipment used by solar cell and module producers to manufacture solar power equipment) or services (such as companies specializing in the solar cell manufacturing or the provision of consulting services to solar cell and module producers) for solar power equipment producers, companies that supply raw materials or components to solar power equipment producers or integrators; companies that derive a significant portion of their business from solar power system sales, distribution, installation, integration or financing; and companies that specialize in selling electricity derived from solar power. The Underlying Index is comprised of equity securities, including American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”), traded in developed markets. The depositary receipts included in the Underlying Index may be sponsored or unsponsored. The Index Provider currently defines developed markets as the following countries – Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. While the equity securities comprising the Underlying Index are traded in developed markets, the issuers of such securities may be located in emerging markets. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe.

The Fund will invest at least 90% of its total assets in common stock, ADRs and GDRs that comprise the Underlying Index and depositary receipts representing common stocks included in the Underlying Index (or underlying securities representing ADRs and GDRs included in the Underlying Index). The Claymore Fund has adopted a policy that requires the Claymore Fund to provide shareholders with at least 60 days’ notice prior to any material change in this policy or the Underlying Index. The PowerShares Fund has adopted a policy to provide shareholders with at least 60 days’ notice prior to any material change to its 80% policy required by Rule 35d-1 and any change of the Underlying Index. The Board may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated. The Fund may invest directly in one or more underlying securities represented by the depositary receipts included in the Underlying Index under the following limited circumstances: (a) when market conditions result in the underlying security providing improved liquidity relative to the depositary receipt; (b) when a depositary receipt is trading at a significantly different price than its underlying security; or (c) the timing of trade execution is improved due to the local market in which an underlying security is traded being open at different times than the market in which the security’s corresponding depositary receipt is traded.

The Fund generally will invest in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Underlying Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Underlying Index in proportions expected by the Adviser to replicate generally the performance of the Underlying Index as a whole. There may also be instances when the Adviser may choose to overweight another security in the Underlying Index or purchase (or sell) securities not in the Underlying Index which the Adviser believes are appropriate to substitute for one or more Underlying Index components, in seeking to accurately track the Underlying Index, such as: (i) regulatory requirements possibly affecting the Fund’s ability to hold a security in the Underlying Index, (ii) restrictions or requirements in local markets possibly rendering it infeasible or inefficient for the Fund to purchase or sell a security in the Underlying Index, or (iii) liquidity concerns possibly affecting the Fund’s ability to purchase or sell a security in the Underlying Index. In addition, from time to time securities are added to or removed from the Underlying Index. The Fund may sell securities that are represented in the Underlying Index or purchase securities that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index pursuant to scheduled reconstitutions and rebalancings of the Underlying Index. The Fund will concentrate its investments (i.e., invest 25% or more of its assets) in securities issued by companies whose principal business activities are in the same industry or group of industries to the extent the Underlying Index is so concentrated. As of August 31, 2016, the energy and industrials sectors each represented a substantial portion of the Underlying Index.

Guggenheim U.S. Large Cap Optimized Volatility ETF / PowerShares U.S. Large Cap Optimized Volatility Portfolio

The Fund, using a “passive” or “indexing” investment approach, seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the [Guggenheim] U.S. Large Cap Optimized Volatility Index (the “Underlying Index”). The Underlying Index is designed to deliver exposure to equity securities of large capitalization U.S. issuers and respond to changes in market conditions by attempting to obtain higher returns when the “reward to risk” (as measured by the Underlying Index methodology described below) is high, while minimizing volatility during other market conditions. Underlying Index constituents must be constituents of the Standard & Poor’s 500® Index (“S&P 500® Index”), the leading benchmark index for U.S. large capitalization stocks. Invesco Indexing, LLC (the “Index Provider”) is affiliated with Invesco PowerShares Capital Management LLC, the PowerShares Fund’s investment adviser, and Invesco Distributors, Inc., the PowerShares Fund’s distributor.

The Index Provider selects securities from the constituents of the S&P 500® Index for inclusion in the Underlying Index using a proprietary methodology that calculates the reward to risk of each security in the investable universe. The reward to risk of a security is calculated based on the following factors:

•	Volatility. The degree of fluctuation in a company’s share price.

•	Correlation. The relation of fluctuations in a company’s share price to fluctuations in the share prices of other companies in the investable universe.

•	Change in Volatility. Whether the security is becoming more or less volatile.

•	Change in Correlation. Whether the security’s average correlation is increasing or decreasing.

The Underlying Index also utilizes the security’s historical returns, and the relationship of each of the above four factors to those returns, in calculating the reward to risk for each security. The Underlying Index thus attempts to reflect lower volatility relative to the broader U.S. equity market in typical market conditions, but attempts to reflect higher volatility in certain situations where, per the above methodology, the reward to risk is estimated to be higher. As of November 30, 2016, the Underlying Index was comprised of approximately 101 securities with a market capitalization range of between approximately $1.4 billion and $589.3 billion.

Under normal circumstances, the Fund will invest at least 80% of its total assets in securities that comprise the Underlying Index. The Claymore Fund has adopted a policy that requires the Claymore Fund to provide shareholders with at least 60 days’ notice prior to any material change in this policy or to the Underlying Index. The PowerShares Fund has adopted a policy to provide shareholders with at least 60 days’ notice prior to any material change to its 80% policy required by Rule 35d-1 and any change of the Underlying Index. The Board may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Fund generally will invest in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Underlying Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Underlying Index in proportions expected by the Adviser to replicate generally the performance of the Underlying Index as a whole. There may also be instances when the Adviser may choose to overweight another security in the Underlying Index or purchase (or sell) securities not in the Underlying Index which the Adviser believes are appropriate to substitute for one or more Underlying Index components, in seeking to accurately track the Underlying Index, such as: (i) regulatory requirements possibly affecting the Fund’s ability to hold a security in the Underlying Index, (ii) restrictions or requirements in local markets possibly rendering it infeasible or inefficient for the Fund to purchase or sell a security in the Underlying Index, or (iii) liquidity concerns possibly affecting the Fund’s ability to purchase or sell a security in the Underlying Index. In addition, from time to time securities are added to or removed from the Underlying Index. The Fund may sell securities that are represented in the Underlying Index or purchase securities that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index pursuant to scheduled rebalancings of the Underlying Index.

The Fund will concentrate its investments (i.e., invest 25% or more of its assets) in securities issued by companies whose principal business activities are in the same industry or group of industries to the extent the Underlying Index is so concentrated. As of August 31, 2016, the consumer staples sector represented a significant portion of the Underlying Index.

Guggenheim Total Return Bond ETF / PowerShares Total Return Bond Portfolio

The Fund will normally invest in a portfolio of fixed income instruments of varying maturities and of any credit quality. The Claymore Fund will normally invest at least 80% of its assets (for the PowerShares Fund, net assets plus any borrowings for investment purposes) in fixed income instruments, which may be represented by certain derivative instruments as discussed below, and also include exchange-traded funds (“ETFs”) and closed-end funds (“CEFs”) that invest substantially all of their assets in fixed income instruments (which may include ETFs and CEFs affiliated with the Fund). The fixed income instruments in which the Fund will invest include corporate debt securities of U.S. and non-U.S. issuers, including corporate bonds, and other similar instruments, such as Treasury securities, collateralized loan obligations (“CLOs”), mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”), issued by various U.S. and non-U.S. public- or private-sector entities, and municipal securities, which are debt securities issued by states or local governments and their agencies, authorities and other government sponsored enterprises (“municipal bonds”). Under normal circumstances, the Adviser (for the PowerShares Fund, [Invesco Advisers (the “Sub-Adviser”))] seeks to invest at least 75% of the Fund’s investments in corporate debt securities in issuances that have at least $100 million par amount outstanding in developed countries or at least $200 million par amount outstanding in emerging market countries. The Fund may invest up to 33 1/3% of its total assets in high yield debt securities (commonly referred to as “junk bonds”), which are debt securities that are rated below investment grade by nationally recognized statistical rating organizations, or are unrated securities that the Adviser (for the PowerShares Fund, the Sub-Adviser) believes are of comparable below investment grade quality. The Fund may invest in defaulted or distressed securities. If a security defaults or is downgraded subsequent to purchase by the Fund, the Adviser (for the PowerShares Fund, Sub-Adviser) will determine in its discretion whether to hold or dispose of such security based on the Adviser’s (for the PowerShares Fund, the Sub-Adviser’s) assessment of the amount the Fund could expect to receive after holding the security for a longer term.

The fixed income instruments in which the Fund will invest also include participations in, or assignments of, bank loans or corporate loans. The Fund may invest up to 20% of its total assets in these instruments (and certain other instruments in which the Fund currently intends to invest to a much more limited extent), which are generally mezzanine secured loans issued by banks and other financial entities to highly-leveraged companies, including floating rate revolving credit facilities, unfunded bridge loans and other similar types of loans. These investments may include participations in, or assignments of, floating rate bank loans that meet certain liquidity standards and will provide for interest rate adjustments at least every 397 days and which may be secured by real estate or other assets. These participations may be interests in, or assignments of, the loan and may be acquired from banks or brokers that have made the loan or members of the lending syndicate.

The Fund’s fixed income instruments may include obligations of non-U.S. governments and their subdivisions, agencies and government-sponsored enterprises, as well as obligations of international agencies or supranational entities. The Fund may invest without limitation in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. The Adviser (for the PowerShares Fund, the Sub-Adviser) may attempt to reduce foreign currency exchange rate risk by entering into contracts with banks, brokers or dealers to purchase or sell foreign currencies at a future dates (“forward contracts”). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. The Fund may invest without limitation in debt securities and instruments that are economically tied to emerging market countries. Generally, the Fund considers an instrument to be economically tied to an emerging market country through consideration of some or all of the following factors: (i) whether the issuer is the government of the emerging market country (or any political subdivision, agency, authority or instrumentality of such government), or is organized under the laws of the emerging market country; (ii) amount of the issuer’s revenues that are attributable to the emerging market country; (iii) the location of the issuer’s management; (iv) if the security is secured or collateralized, the country in which the security or collateral is located; and/or (v) the currency in which the instrument is denominated or currency fluctuations to which the issuer is exposed.

The Fund may invest in MBS issued or guaranteed by federal agencies and/or U.S. government sponsored instrumentalities, such as the Government National Mortgage Administration, the Federal Housing Administration, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. In addition to securities issued or guaranteed by such agencies or instrumentalities, the Fund may invest up to 20% of its total assets in MBS or other ABS issued or guaranteed by private issuers and in asset-backed commercial paper. The

MBS in which the Fund may invest may also include residential mortgage-backed securities, collateralized mortgage obligations and commercial mortgage-backed securities. The ABS in which the Fund may invest include collateralized debt obligations (“CDOs”). The Fund may invest in equity and/or junior debt securities issued by CDOs, which are subordinated to more senior debt issued by CDOs. CDOs include collateralized bond obligations, CLOs and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may invest in short-term instruments such as commercial paper, repurchase agreements, reverse repurchase agreements and short-term investment funds which invest in cash or cash-equivalents (including U.S. Treasury bills) and other high quality short-term investments. The Fund may invest in money market instruments (including money market funds).

Repurchase agreements are fixed-income securities in the form of agreements backed by collateral. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of securities from the selling institution (such as a bank or a broker-dealer), coupled with the agreement that the selling institution will repurchase the underlying securities at a specified price and at a fixed time in the future (or on demand). The Fund may accept a wide variety of underlying securities as collateral for the repurchase agreements entered into by the Fund. Such collateral may include U.S. government securities, corporate obligations, equity securities, municipal debt securities, MBS and convertible securities. Any such securities serving as collateral are marked-to-market daily in order to maintain full collateralization (typically purchase price plus accrued interest).

The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

The Fund also may seek certain exposures through derivative transactions, including foreign exchange forward contracts; exchange-traded futures on securities, indices, currencies and other investments; exchange-traded and/or over-the-counter (“OTC”) options; exchange-traded and/or OTC options on futures contracts; exchange-traded and/or OTC interest rate swaps, cross-currency swaps, total return swaps, inflation swaps and credit default swaps; and options on such swaps. These derivative transactions may also create economic leverage in the Fund. The Fund may engage in derivative transactions for speculative purposes to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates or currency rates, to change the effective duration of its portfolio, to manage certain investment risks and/or as a substitute for the purchase or sale of securities or currencies. The Fund may use leverage to the extent permitted by applicable law by entering into reverse repurchase agreements and borrowing transactions (principally lines of credit) for investment purposes.

In managing the Fund, the Adviser (for the PowerShares, the Sub-Adviser) uses a process for selecting securities for purchase and sale that is based on intensive credit research and involves extensive due diligence on each issuer, region and sector. The Adviser (for the PowerShares Fund, the Sub-Adviser) also considers macroeconomic outlook and geopolitical issues. The Adviser (for the PowerShares Fund, the Sub-Adviser) maintains targets with respect to portfolio maturity and duration. These targets are reviewed continually by various teams including the portfolio management team. These targets are set based on the interest rate outlook, the macro environment, and can be either absolute or relative to a portfolio’s positioning to a benchmark.

Comparison of Principal Investment Risks

Like all investments, an investment in each Fund involves risk. As previously noted, each Claymore Fund has the same investment objective and substantially similar principal investment strategies as its corresponding PowerShares Fund. Therefore, an investment in a Claymore Fund involves risks that are substantially similar to the risks involved in an investment in a corresponding PowerShares Fund, except that the Claymore Funds that currently are classified as diversified funds will be reorganized into corresponding PowerShares Funds that are classified as non-diversified funds, which are subject to non-diversification risk.

A variety of factors can affect the investment performance of a Fund and prevent it from achieving its investment objective. Therefore, the fact that a particular risk is not identified for a Fund does not mean that such Fund, as part of its overall investment strategy, does not invest or is precluded from investing in securities that give rise to that risk. Also, as with any investment company, the value of a Fund’s shares will change, and you could lose money on your investment.

The principal risks applicable to an investment in each Claymore Fund and its corresponding PowerShares Fund are listed in the table below. For a description of each principal investment risk listed in the table below, please see Appendix C – “Descriptions of Principal Investment Risks.”

Funds	Principal Risks
All Claymore Funds and all PowerShares Funds	Asset Class Risk Issuer-Specific Changes Risk Market Price Risk Market Risk Regulatory and Legal Risk

Guggenheim BRIC ETF / PowerShares BRIC Portfolio

China Investment Risk

Concentration Risk

Depositary Receipt Risk

Emerging Markets Risk

Energy Sector Risk

Equity Securities Risk

Financial Sector Risk

Foreign Securities and Currency Risk

Non-Correlation Risk

Non-Diversification Risk

Passive Management Risk

Small- and Mid-Capitalization Securities Risk

Telecommunications Sector Risk

Guggenheim Dow Jones Industrial Average Dividend ETF / PowerShares Dow Jones Industrial Average Dividend Portfolio	Concentration Risk Consumer Staples Sector Risk Dividend-Paying Stock Risk Equity Securities Risk Industrials Sector Risk Non-Correlation Risk Non-Diversification Risk Passive Management Risk

Funds	Principal Risks
Guggenheim Insider Sentiment ETF / PowerShares Insider Sentiment Portfolio

Concentration Risk

Consumer Discretionary Sector Risk

Consumer Staples Sector Risk

Depositary Receipt Risk

Equity Securities Risk

Financial Sector Risk

Index Construction Risk

Industrials Sector Risk

Investment in BDCs Risk

Large-Capitalization Securities Risk

Mid-Capitalization Securities Risk

Non-Correlation Risk

Non-Diversification Risk (PowerShares Fund only)

Passive Management Risk

Portfolio Turnover Risk

Guggenheim Mid-Cap Core ETF / PowerShares Zacks Mid-Cap Portfolio

Concentration Risk

Depositary Receipt Risk

Equity Securities Risk

Financial Sector Risk

Industrials Sector Risk

Investment in BDCs Risk

Investment in Investment Companies Risk

Mid-Capitalization Securities Risk

Master Limited Partnership Risk

Non-Correlation Risk

Non-Diversification Risk (PowerShares Fund only)

Passive Management Risk

Portfolio Turnover Risk

Funds	Principal Risks
Guggenheim Multi-Asset Income ETF / PowerShares Zacks Multi-Asset Income Portfolio

Concentration Risk

Depositary Receipt Risk

Energy Sector Risk

Equity Securities Risk

Financial Sector Risk

Investment in Investment Companies Risk

Master Limited Partnership Risk

Non-Correlation Risk

Non-Diversification Risk (PowerShares Fund only)

Passive Management Risk

Portfolio Turnover Risk

Preferred Securities Risk

REIT Risk

Small- and Mid-Capitalization Securities Risk

Guggenheim Raymond James SB-1 Equity ETF / PowerShares Raymond James SB-1 Equity Portfolio

Concentration Risk

Consumer Staples Sector Risk

Depositary Receipt Risk

Energy Sector Risk

Equity Securities Risk

Financial Sector Risk

Investment in BDCs Risk

Investment in Investment Companies Risk

Master Limited Partnership Risk

Micro-Capitalization Securities Risk

Non-Correlation Risk

Non-Diversification Risk (PowerShares Fund only)

Passive Management Risk

Portfolio Turnover Risk

REIT Risk

Risks Relating To Raymond James & Associates Equity Securities Ratings

Small- and Mid-Capitalization Securities Risk

Funds	Principal Risks
Guggenheim S&P Spin-Off ETF / PowerShares S&P Spin-Off Portfolio

Concentration Risk

Consumer Staples Sector Risk

Equity Securities Risk

Large-Capitalization Securities Risk

Micro-Capitalization Securities Risk

Non-Correlation Risk

Non-Diversification Risk

Passive Management Risk

Portfolio Turnover Risk

Small- and Mid-Capitalization Securities Risk

Wilshire Micro-Cap ETF / PowerShares Wilshire Micro-Cap Portfolio

Concentration Risk

Consumer Staples Sector Risk

Equity Securities Risk

Financial Sector Risk

Investment in BDCs Risk

Investment in Investment Companies Risk

Micro-Capitalization Securities Risk

Non-Correlation Risk

Non-Diversification Risk (PowerShares Fund only)

Passive Management Risk

REIT Risk

Small-Capitalization Securities Risk

Wilshire US REIT ETF / PowerShares Wilshire US REIT Portfolio

Concentration Risk

Financial Sector Risk

Micro-Capitalization Securities Risk

Non-Correlation Risk

Non-Diversification Risk (PowerShares Fund only)

Passive Management Risk

Real Estate Securities Risk

REIT Risk

Repayment Risk

Small- and Mid-Capitalization Securities Risk

Funds	Principal Risks
Guggenheim S&P Global Dividend Opportunities Index ETF / PowerShares S&P Global Dividend Opportunities Index Portfolio

Concentration Risk

Consumer Staples Sector Risk

Depositary Receipt Risk

Dividend-Paying Stock Risk

Emerging Markets Risk

Equity Securities Risk

Financial Sector Risk

Foreign Securities and Currency Risk

Geographic Focus Risk—Europe

Investment in Investment Companies Risk

Large-Capitalization Securities Risk

Mid-Capitalization Securities Risk

Non-Diversification Risk (PowerShares Fund only)

Passive Management Risk

Tracking Error Risk

Guggenheim BulletShares 2018 Corporate Bond ETF / PowerShares BulletShares 2018 Corporate Bond Portfolio

Concentration Risk

Credit Risk

Declining Yield Risk

Extension Risk

Financial Sector Risk

Fluctuation of Yield and Liquidation Amount Risk

Foreign Issuers Risk

Income Risk

Interest Rate Risk

Liquidity and Valuation Risk

Non-Diversification Risk

Passive Management Risk

Prepayment Risk

Risk of Cash Transactions

Tracking Error Risk

Funds	Principal Risks
Guggenheim BulletShares 2018 High Yield Corporate Bond ETF / PowerShares BulletShares 2018 High Yield Corporate Bond Portfolio

Concentration Risk

Consumer Discretionary Sector Risk

Credit Risk

Declining Yield Risk

Extension Risk

Fluctuation of Yield and Liquidation Amount Risk

Foreign Issuers Risk

High Yield and Unrated Securities Risk

Income Risk

Interest Rate Risk

Liquidity and Valuation Risk

Non-Diversification Risk

Passive Management Risk

Prepayment Risk

Risk of Cash Transactions

Telecommunications Sector Risk

Tracking Error Risk

Guggenheim BulletShares 2019 Corporate Bond ETF / PowerShares BulletShares 2019 Corporate Bond Portfolio

Concentration Risk

Consumer Staples Sector Risk

Credit Risk

Declining Yield Risk

Extension Risk

Financial Sector Risk

Fluctuation of Yield and Liquidation Amount Risk

Foreign Issuers Risk

Income Risk

Interest Rate Risk

Liquidity and Valuation Risk

Non-Diversification Risk

Passive Management Risk

Funds	Principal Risks
Prepayment Risk Risk of Cash Transactions Tracking Error Risk

Guggenheim BulletShares 2019 High Yield Corporate Bond ETF / PowerShares BulletShares 2019 High Yield Corporate Bond Portfolio

Concentration Risk

Credit Risk

Declining Yield Risk

Extension Risk

Fluctuation of Yield and Liquidation Amount Risk

Foreign Issuers Risk

High Yield and Unrated Securities Risk

Income Risk

Interest Rate Risk

Liquidity and Valuation Risk

Non-Diversification Risk

Passive Management Risk

Prepayment Risk

Restricted Securities Risk

Risk of Cash Transactions

Telecommunications Sector Risk

Tracking Error Risk

Guggenheim BulletShares 2020 Corporate Bond ETF / PowerShares BulletShares 2020 Corporate Bond Portfolio

Concentration Risk

Consumer Staples Sector Risk

Credit Risk

Declining Yield Risk

Extension Risk

Financial Sector Risk

Fluctuation of Yield and Liquidation Amount Risk

Foreign Issuers Risk

Income Risk

Interest Rate Risk

Liquidity and Valuation Risk

Funds	Principal Risks
Non-Diversification Risk Passive Management Risk Prepayment Risk Risk of Cash Transactions Tracking Error Risk

Guggenheim BulletShares 2020 High Yield Corporate Bond ETF / PowerShares BulletShares 2020 High Yield Corporate Bond Portfolio

Concentration Risk

Consumer Staples Sector Risk

Credit Risk

Declining Yield Risk

Extension Risk

Fluctuation of Yield and Liquidation Amount Risk

Foreign Issuers Risk

High Yield and Unrated Securities Risk

Income Risk

Interest Rate Risk

Liquidity and Valuation Risk

Non-Diversification Risk

Passive Management Risk

Prepayment Risk

Restricted Securities Risk

Risk of Cash Transactions

Telecommunications Sector Risk

Tracking Error Risk

Guggenheim BulletShares 2021 Corporate Bond ETF / PowerShares BulletShares 2021 Corporate Bond Portfolio	Concentration Risk Consumer Staples Sector Risk Credit Risk Declining Yield Risk Extension Risk Financial Sector Risk Fluctuation of Yield and Liquidation Amount Risk

Funds	Principal Risks
Foreign Issuers Risk Income Risk Interest Rate Risk Liquidity and Valuation Risk Non-Diversification Risk Passive Management Risk Prepayment Risk Risk of Cash Transactions Tracking Error Risk

Guggenheim BulletShares 2021 High Yield Corporate Bond ETF / PowerShares BulletShares 2021 High Yield Corporate Bond Portfolio

Concentration Risk

Consumer Discretionary Sector Risk

Consumer Staples Sector Risk

Credit Risk

Declining Yield Risk

Energy Sector Risk

Extension Risk

Fluctuation of Yield and Liquidation Amount Risk

Foreign Issuers Risk

High Yield and Unrated Securities Risk

Income Risk

Interest Rate Risk

Liquidity and Valuation Risk

Non-Diversification Risk

Passive Management Risk

Prepayment Risk

Restricted Securities Risk

Risk of Cash Transactions

Telecommunications Sector Risk

Tracking Error Risk

Guggenheim BulletShares 2022 Corporate Bond ETF /	Concentration Risk Consumer Staples Sector Risk

Funds	Principal Risks
PowerShares BulletShares 2022 Corporate Bond Portfolio

Credit Risk

Declining Yield Risk

Extension Risk

Financial Sector Risk

Fluctuation of Yield and Liquidation Amount Risk

Foreign Issuers Risk

Income Risk

Interest Rate Risk

Liquidity and Valuation Risk

Non-Diversification Risk

Passive Management Risk

Prepayment Risk

Risk of Cash Transactions

Tracking Error Risk

Guggenheim BulletShares 2022 High Yield Corporate Bond ETF / PowerShares BulletShares 2022 High Yield Corporate Bond Portfolio

Concentration Risk

Consumer Staples Sector Risk

Credit Risk

Declining Yield Risk

Energy Sector Risk

Extension Risk

Fluctuation of Yield and Liquidation Amount Risk

Foreign Issuers Risk

High Yield and Unrated Securities Risk

Income Risk

Interest Rate Risk

Liquidity and Valuation Risk

Non-Diversification Risk

Passive Management Risk

Prepayment Risk

Restricted Securities Risk

Funds	Principal Risks
Risk of Cash Transactions Telecommunications Sector Risk Tracking Error Risk

Guggenheim BulletShares 2023 Corporate Bond ETF / PowerShares BulletShares 2023 Corporate Bond Portfolio

Concentration Risk

Consumer Staples Sector Risk

Credit Risk

Declining Yield Risk

Extension Risk

Financial Sector Risk

Fluctuation of Yield and Liquidation Amount Risk

Foreign Issuers Risk

Income Risk

Interest Rate Risk

Liquidity and Valuation Risk

Non-Diversification Risk

Passive Management Risk

Prepayment Risk

Risk of Cash Transactions

Tracking Error Risk

Guggenheim BulletShares 2023 High Yield Corporate Bond ETF / PowerShares BulletShares 2023 High Yield Corporate Bond Portfolio

Concentration Risk

Consumer Staples Sector Risk

Credit Risk

Declining Yield Risk

Energy Sector Risk

Extension Risk

Fluctuation of Yield and Liquidation Amount Risk

Foreign Issuers Risk

High Yield and Unrated Securities Risk

Income Risk

Interest Rate Risk

Liquidity and Valuation Risk

Funds	Principal Risks
Non-Diversification Risk Passive Management Risk Prepayment Risk Restricted Securities Risk Risk of Cash Transactions Telecommunications Sector Risk Tracking Error Risk

Guggenheim BulletShares 2024 Corporate Bond ETF / PowerShares BulletShares 2024 Corporate Bond Portfolio

Concentration Risk

Credit Risk

Declining Yield Risk

Energy Sector Risk

Extension Risk

Financial Sector Risk

Fluctuation of Yield and Liquidation Amount Risk

Foreign Issuers Risk

Income Risk

Interest Rate Risk

Liquidity and Valuation Risk

Non-Diversification Risk

Passive Management Risk

Prepayment Risk

Risk of Cash Transactions

Tracking Error Risk

Guggenheim BulletShares 2024 High Yield Corporate Bond ETF / PowerShares BulletShares 2024 High Yield Corporate Bond Portfolio	Concentration Risk Consumer Staples Sector Risk Credit Risk Declining Yield Risk Energy Sector Risk Extension Risk Fluctuation of Yield and Liquidation Amount Risk

Funds	Principal Risks

Foreign Issuers Risk

High Yield and Unrated Securities Risk

Income Risk

Interest Rate Risk

Liquidity and Valuation Risk

Non-Diversification Risk

Passive Management Risk

Prepayment Risk

Restricted Securities Risk

Risk of Cash Transactions

Telecommunications Sector Risk

Tracking Error Risk

Guggenheim BulletShares 2025 Corporate Bond ETF / PowerShares BulletShares 2025 Corporate Bond Portfolio

Concentration Risk

Consumer Staples Sector Risk

Credit Risk

Declining Yield Risk

Extension Risk

Financial Sector Risk

Fluctuation of Yield and Liquidation Amount Risk

Foreign Issuers Risk

Income Risk

Interest Rate Risk

Liquidity and Valuation Risk

Non-Diversification Risk

Passive Management Risk

Prepayment Risk

Risk of Cash Transactions

Tracking Error Risk

Guggenheim BulletShares 2025 High Yield Corporate Bond ETF / PowerShares BulletShares 2025 High Yield Corporate Bond Portfolio	Concentration Risk Consumer Staples Sector Risk Credit Risk

Funds	Principal Risks

Declining Yield Risk

Energy Sector Risk

Extension Risk

Fluctuation of Yield and Liquidation Amount Risk

Foreign Issuers Risk

High Yield and Unrated Securities Risk

Income Risk

Interest Rate Risk

Liquidity and Valuation Risk

Non-Diversification Risk

Passive Management Risk

Prepayment Risk

Restricted Securities Risk

Risk of Cash Transactions

Tracking Error Risk

Guggenheim BulletShares 2026 Corporate Bond ETF / PowerShares BulletShares 2026 Corporate Bond Portfolio

Concentration Risk

Consumer Staples Sector Risk

Credit Risk

Declining Yield Risk

Extension Risk

Financial Sector Risk

Fluctuation of Yield and Liquidation Amount Risk

Foreign Issuers Risk

Income Risk

Interest Rate Risk

Liquidity and Valuation Risk

Non-Diversification Risk

Passive Management Risk

Prepayment Risk

Risk of Cash Transactions

Tracking Error Risk

Funds	Principal Risks
Guggenheim BulletShares 2027 Corporate Bond ETF / PowerShares BulletShares 2027 Corporate Bond Portfolio

Concentration Risk

Credit Risk

Declining Yield Risk

Extension Risk

Financial Sector Risk

Fluctuation of Yield and Liquidation Amount Risk

Foreign Issuers Risk

Income Risk

Interest Rate Risk

Liquidity and Valuation Risk

Non-Diversification Risk

Passive Management Risk

Prepayment Risk

Risk of Cash Transactions

Tracking Error Risk

Guggenheim Defensive Equity ETF / PowerShares Defensive Equity Portfolio

Concentration Risk

Equity Securities Risk

Financial Sector Risk

Index Construction Risk

Large-Capitalization Securities Risk

Non-Correlation Risk

Non-Diversification Risk (PowerShares Fund only)

Passive Management Risk

Quantitative Investment Strategy Risk

Utilities Sector Risk

Guggenheim Ultra Short Duration ETF / PowerShares Ultra Short Duration Portfolio	Active Management Risk Asset-Backed Securities Risk Residential Mortgage-Backed Securities Commercial Mortgage-Backed Securities Bank Obligations Risk

Funds	Principal Risks

Collateralized Loan Obligations and Collateralized Debt Obligations Risk

Commercial Paper Risk

Credit Risk

Currency Risk

Dollar Roll Transaction Risk

Emerging Markets Risk

Extension Risk

Financial Sector Risk

Foreign Securities Risk

High Yield and Unrated Securities Risk

Income Risk

Interest Rate Risk

Investment in Investment Companies Risk

Liquidity and Valuation Risk

Municipal Securities Risk

Non-Diversification Risk (PowerShares Fund only)

Prepayment Risk

Repurchase Agreements Risk

Restricted Securities Risk

Risk of Cash Transactions

To-Be-Announced (“TBA”) Transactions Risk

U.S. Government Securities Risk

Guggenheim Canadian Energy Income ETF / PowerShares Canadian Energy Income Portfolio

Canadian Risk

Canadian Royalty Trust Risk

Potential for Tax Recharacterization or Changes

Concentration Risk

Depositary Receipt Risk

Dividend-Paying Stock Risk

Energy Sector Risk

Equity Securities Risk

Funds	Principal Risks
Foreign Securities and Currency Risk Non-Diversification Risk Passive Management Risk Small- and Mid-Capitalization Securities Risk Tracking Error Risk

Guggenheim China All-Cap ETF / PowerShares China All-Cap Portfolio

China Investment Risk

Concentration Risk

Depositary Receipt Risk

Equity Securities Risk

Financial Sector Risk

Foreign Securities and Currency Risk

Limited Exposure Risk

Micro-Capitalization Securities Risk

Non-Correlation Risk

Non-Diversification Risk

Passive Management Risk

Risks of Investing in Hong Kong

Small- and Mid-Capitalization Securities Risk

Telecommunications Sector Risk

Guggenheim China Real Estate ETF / PowerShares China Real Estate Portfolio

China Investment Risk

Concentration Risk

Depositary Receipt Risk

Equity Securities Risk

Financial Sector Risk

Foreign Securities and Currency Risk

Limited Exposure Risk

Micro-Capitalization Securities Risk

Non-Diversification Risk

Passive Management Risk

Real Estate Securities Risk

REIT Risk

Small- and Mid-Capitalization Securities Risk

Tracking Error Risk

Funds	Principal Risks
Guggenheim China Small Cap ETF / PowerShares China Small Cap Portfolio

China Investment Risk

Concentration Risk

Consumer Discretionary Sector Risk

Consumer Staples Sector Risk

Depositary Receipt Risk

Equity Securities Risk

Financial Sector Risk

Foreign Securities and Currency Risk

Industrials Sector Risk

Limited Exposure Risk

Micro-Capitalization Securities Risk

Non-Diversification Risk (PowerShares Fund only)

Passive Management Risk

Small-Capitalization Securities Risk

Tracking Error Risk

Guggenheim China Technology ETF / PowerShares China Technology Portfolio

China Investment Risk

Concentration Risk

Depositary Receipt Risk

Equity Securities Risk

Foreign Securities and Currency Risk

Limited Exposure Risk

Micro-Capitalization Securities Risk

Non-Correlation Risk

Non-Diversification Risk

Passive Management Risk

Risks of Investing in Hong Kong

Small- and Mid-Capitalization Securities Risk

Technology Sector Risk

Telecommunications Sector Risk

Funds	Principal Risks
Guggenheim Frontier Markets ETF / PowerShares Frontier Markets Portfolio

Concentration Risk

Depositary Receipt Risk

Equity Securities Risk

Financial Sector Risk

Foreign Securities and Currency Risk

Frontier Markets Risk

Micro-Capitalization Securities Risk

Non-Diversification Risk

Passive Management Risk

Small- and Mid-Capitalization Securities Risk

Telecommunications Sector Risk

Tracking Error Risk

Guggenheim International Multi-Asset Income ETF / PowerShares Zacks International Multi-Asset Income Portfolio

Canadian Risk

Canadian Royalty Trust Risk

Potential for Tax Recharacterization or Changes

Concentration Risk

Depositary Receipt Risk

Emerging Markets Risk

Equity Securities Risk

Foreign Securities and Currency Risk

Geographic Focus Risk-Europe

Investment in Investment Companies Risk

Master Limited Partnership Risk

Non-Diversification Risk (PowerShares Fund only)

Passive Management Risk

Portfolio Turnover Risk

REIT Risk

Small- and Mid-Capitalization Securities Risk

Tracking Error Risk

Funds	Principal Risks
Guggenheim MSCI Global Timber ETF / PowerShares MSCI Global Timber Portfolio

Basic Materials Sector Risk

Concentration Risk

Depositary Receipt Risk

Emerging Markets Risk

Equity Securities Risk

Foreign Securities and Currency Risk

Geographic Focus Risk-Europe

Global Timber Industry Risk

Industrials Sector Risk

Non-Diversification Risk

Passive Management Risk

REIT Risk

Small- and Mid-Capitalization Securities Risk

Tracking Error Risk

Guggenheim Shipping ETF / PowerShares Shipping Portfolio

Concentration Risk

Depositary Receipt Risk

Dividend-Paying Stock Risk

Emerging Markets Risk

Equity Securities Risk

Foreign Securities and Currency Risk

Geographic Focus Risk-Europe

Industrials Sector Risk

Large-Capitalization Securities Risk

Master Limited Partnership Risk

Micro-Capitalization Securities Risk

Non-Diversification Risk

Passive Management Risk

Risks of Investing in Greece

Shipping Industry Risk

Small- and Mid-Capitalization Securities Risk

Tracking Error Risk

Funds	Principal Risks
Guggenheim S&P Global Water Index ETF / PowerShares S&P Global Water Index Portfolio

Concentration Risk

Depositary Receipt Risk

Equity Securities Risk

Foreign Securities and Currency Risk

Industrials Sector Risk

Non-Correlation Risk

Non-Diversification Risk

Passive Management Risk

Small- and Mid-Capitalization Securities Risk

Utilities Sector Risk

Water-Related Company Risk

Guggenheim S&P High Income Infrastructure ETF / PowerShares S&P High Income Infrastructure Portfolio

Concentration Risk

Depositary Receipt Risk

Energy Sector Risk

Equity Securities Risk

Foreign Securities and Currency Risk

Industrials Sector Risk

Infrastructure Risk

Non-Correlation Risk

Non-Diversification Risk

Small- and Mid-Capitalization Securities Risk

Utilities Sector Risk

Guggenheim Solar ETF / PowerShares Solar Portfolio

Concentration Risk

Depositary Receipt Risk

Energy Sector Risk

Equity Securities Risk

Foreign Securities and Currency Risk

Industrials Sector Risk

Micro-Capitalization Securities Risk

Non-Correlation Risk

Non-Diversification Risk

Funds	Principal Risks
Passive Management Risk Small- and Mid-Capitalization Securities Risk Solar Energy Company Risk

Guggenheim U.S. Large Cap Optimized Volatility ETF / PowerShares U.S. Large Cap Optimized Volatility Portfolio

Concentration Risk

Consumer Staples Sector Risk

Equity Securities Risk

Index Construction Risk

Large-Capitalization Securities Risk

Non-Correlation Risk

Non-Diversification Risk (PowerShares Fund only)

Passive Management Risk

Volatility Risk

Guggenheim Total Return Bond ETF / PowerShares Total Return Bond Portfolio

Active Management Risk

Asset-Backed Securities Risk

Collateralized Loan Obligations and Collateralized Debt Obligations Risk

Commercial Paper Risk

Convertible Securities Risk

Counterparty Credit Risk

Credit Risk

Currency Risk

Derivatives Risk

Swap Agreements Risk

Futures Contracts Risk

Options Risk

Dollar Roll Transaction Risk

Emerging Markets Risk

Extension Risk

Foreign Securities and Currency Risk

Hedging Risk

High Yield and Unrated Securities Risk

Income Risk

Funds	Principal Risks

Interest Rate Risk

Investment in Investment Companies Risk

Investments in Loans Risk

Leverage Risk

Liquidity and Valuation Risk

Municipal Securities Risk

Non-Diversification Risk

Preferred Securities Risk

Prepayment Risk

Real Estate Securities Risk

Repurchase Agreements and Reverse Repurchase Agreements Risk

Restricted Securities Risk

Risk of Cash Transactions

Short Sale and Short Exposure Risk

Sovereign Debt Risk

Special Situation Investments/Securities in Default Risk

U.S. Government Securities Risk

Additional Information about Investment Strategies and Risks

The information set forth above describes the principal investment risks that each Fund may experience based on its principal investment strategies. For more information about the Claymore Funds’ investment strategies and risks, see “More Information About the Trust and the Funds” in the Claymore Funds’ respective prospectuses, which are incorporated by reference herein. For additional information about the PowerShares Funds’ investment strategies and risks, see Appendix E – “Additional Information About the PowerShares Funds.”

Purchase and Redemption of Shares

The purchase and redemption procedures for the Claymore Funds and PowerShares Funds are the same: shares of each Fund may be purchased and redeemed from such Fund only at NAV and only in a large specified number of shares called a “Creation Unit” or multiples thereof by Authorized Participants (as defined below) as set forth in the table below.

Individual shares of each Fund can be bought and sold in secondary market transactions throughout the trading day through a broker-dealer like other publicly traded securities. Shares of each Claymore Fund are listed, and shares of the corresponding PowerShares Funds following the Reorganization will be listed, on NYSE Arca, Inc. under the following ticker symbols (which are not expected to change following the Reorganization):

CLAYMORE FUNDS	POWERSHARES FUNDS	CREATION UNIT SIZE	TICKER SYMBOL
Guggenheim BRIC ETF	PowerShares BRIC Portfolio	50,000	EEB

CLAYMORE FUNDS	POWERSHARES FUNDS	CREATION UNIT SIZE	TICKER SYMBOL
Guggenheim Dow Jones Industrial Average Dividend ETF	PowerShares Dow Jones Industrial Average Dividend Portfolio	50,000	DJD
Guggenheim Insider Sentiment ETF	PowerShares Insider Sentiment Portfolio	50,000	NFO
Guggenheim Mid-Cap Core ETF	PowerShares Zacks Mid-Cap Portfolio	50,000	CZA
Guggenheim Multi-Asset Income ETF	PowerShares Zacks Multi-Asset Income Portfolio	50,000	CVY
Guggenheim Raymond James SB-1 Equity ETF	PowerShares Raymond James SB-1 Equity Portfolio	50,000	RYJ
Guggenheim S&P Spin-Off ETF	PowerShares S&P Spin-Off Portfolio	50,000	CSD
Wilshire Micro-Cap ETF	PowerShares Wilshire Micro-Cap Portfolio	100,000	WMCR
Wilshire US REIT ETF	PowerShares Wilshire US REIT Portfolio	50,000	WREI
Guggenheim S&P Global Dividend Opportunities Index ETF	PowerShares S&P Global Dividend Opportunities Index Portfolio	80,000	LVL
Guggenheim BulletShares 2018 Corporate Bond ETF	PowerShares BulletShares 2018 Corporate Bond Portfolio	150,000	BSCI
Guggenheim BulletShares 2018 High Yield Corporate Bond ETF	PowerShares BulletShares 2018 High Yield Corporate Bond Portfolio	100,000	BSJI
Guggenheim BulletShares 2019 Corporate Bond ETF	PowerShares BulletShares 2019 Corporate Bond Portfolio	150,000	BSCJ
Guggenheim BulletShares 2019 High Yield Corporate Bond ETF	PowerShares BulletShares 2019 High Yield Corporate Bond Portfolio	100,000	BSJJ
Guggenheim BulletShares 2020 Corporate Bond ETF	PowerShares BulletShares 2020 Corporate Bond Portfolio	150,000	BSCK
Guggenheim BulletShares 2020 High Yield Corporate Bond ETF	PowerShares BulletShares 2020 High Yield Corporate Bond Portfolio	100,000	BSJK
Guggenheim BulletShares 2021 Corporate Bond ETF	PowerShares BulletShares 2021 Corporate Bond Portfolio	150,000	BSCL
Guggenheim BulletShares 2021 High Yield Corporate Bond ETF	PowerShares BulletShares 2021 High Yield Corporate Bond Portfolio	100,000	BSJL
Guggenheim BulletShares 2022 Corporate Bond ETF	PowerShares BulletShares 2022 Corporate Bond Portfolio	150,000	BSCM
Guggenheim BulletShares 2022 High Yield Corporate Bond ETF	PowerShares BulletShares 2022 High Yield Corporate Bond Portfolio	100,000	BSJM
Guggenheim BulletShares 2023 Corporate Bond ETF	PowerShares BulletShares 2023 Corporate Bond Portfolio	150,000	BSCN
Guggenheim BulletShares 2023 High Yield Corporate Bond ETF	PowerShares BulletShares 2023 High Yield Corporate Bond Portfolio	100,000	BSJN
Guggenheim BulletShares 2024 Corporate Bond ETF	PowerShares BulletShares 2024 Corporate Bond Portfolio	150,000	BSCO
Guggenheim BulletShares 2024 High Yield Corporate Bond ETF	PowerShares BulletShares 2024 High Yield Corporate Bond Portfolio	100,000	BSJO
Guggenheim BulletShares 2025 Corporate Bond ETF	PowerShares BulletShares 2025 Corporate Bond Portfolio	150,000	BSCP
Guggenheim BulletShares 2025 High Yield Corporate Bond ETF	PowerShares BulletShares 2025 High Yield Corporate Bond Portfolio	100,000	BSJP
Guggenheim BulletShares 2026 Corporate Bond ETF	PowerShares BulletShares 2026 Corporate Bond Portfolio	150,000	BSCQ
Guggenheim BulletShares 2027 Corporate Bond ETF	PowerShares BulletShares 2027 Corporate Bond Portfolio	150,000	BSCR
Guggenheim Defensive Equity ETF	PowerShares Defensive Equity Portfolio	50,000	DEF
Guggenheim Ultra Short Duration ETF	PowerShares Ultra Short Duration Portfolio	100,000	GSY
Guggenheim Canadian Energy Income ETF	PowerShares Canadian Energy Income Portfolio	50,000	ENY
Guggenheim China All-Cap ETF	PowerShares China All-Cap Portfolio	100,000	YAO
Guggenheim China Real Estate ETF	PowerShares China Real Estate Portfolio	50,000	TAO

CLAYMORE FUNDS	POWERSHARES FUNDS	CREATION UNIT SIZE	TICKER SYMBOL
Guggenheim China Small Cap ETF	PowerShares China Small Cap Portfolio	50,000	HAO
Guggenheim China Technology ETF	PowerShares China Technology Portfolio	50,000	CQQQ
Guggenheim Frontier Markets ETF	PowerShares Frontier Markets Portfolio	50,000	FRN
Guggenheim International Multi-Asset Income ETF	PowerShares Zacks International Multi-Asset Income Portfolio	100,000	HGI
Guggenheim MSCI Global Timber ETF	PowerShares MSCI Global Timber Portfolio	50,000	CUT
Guggenheim Shipping ETF	PowerShares Shipping Portfolio	100,000	SEA
Guggenheim S&P Global Water Index ETF	PowerShares S&P Global Water Index Portfolio	80,000	CGW
Guggenheim S&P High Income Infrastructure ETF	PowerShares S&P High Income Infrastructure Portfolio	50,000	GHII
Guggenheim Solar ETF	PowerShares Solar Portfolio	80,000	TAN
Guggenheim U.S. Large Cap Optimized Volatility ETF	PowerShares U.S. Large Cap Optimized Volatility Portfolio	50,000	OVLC
Guggenheim Total Return Bond ETF	PowerShares Total Return Bond Portfolio	50,000	GTO

Because shares of each Fund will trade at market prices rather than NAV, such shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount). When buying or selling shares through a broker, the investor will incur customary brokerage commissions and charges, and may pay some or all of the spread between the bid and the offered prices in the secondary market for shares. Unless imposed by the broker, there is no minimum dollar amount that a shareholder must invest in a Fund and no minimum number of shares that a shareholder must buy.

For more information on how the Claymore Funds’ shares may be purchased and redeemed, see “Purchase and Redemption of Shares” and “How to Buy and Sell Shares” in the Claymore Funds’ prospectuses. For a discussion of how the PowerShares Funds’ shares may be purchased and redeemed, see “How to Buy and Sell Shares” in Appendix E – “Additional Information about the PowerShares Funds.”

As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. To be eligible to place orders to purchase a Creation Unit of a Fund, an entity must be (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation, a clearing agency that is registered with the SEC (the “Clearing Process”); or (ii) a Depository Trust Company (“DTC”) participant. In addition, each Participating Party or DTC Participant (known as an “Authorized Participant” or “AP”) must execute a Participant Agreement that has been agreed to by a Fund’s distributor, and that has been accepted by the transfer agent and the Trust, with respect to purchases and redemptions of Creation Units. These processes are substantially similar for both the Claymore Funds and PowerShares Funds.

Each Fund sells in Creation Units on a continuous basis, without a sales load (but subject to transaction fees), at its NAV per share next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of such Participant Agreement. A “Business Day” with respect to a Fund is, generally, any day on which the NYSE is open for business. Creation Units are issued and redeemed principally in-kind (for the PowerShares Index Funds, except for the PowerShares BulletShares Portfolios), in-kind and/or for cash (for the PowerShares BulletShares Portfolios), partially for cash and partially in-kind (for the PowerShares Ultra Short Duration Portfolio), and principally in cash (for the PowerShares Total Return Bond Portfolio) in exchange for the deposit or delivery of a basket of securities included in a Fund’s Underlying Index. Each Fund reserves the right to permit or require Creation Units to be issued in exchange for cash.

For more detail on the processes and procedures for APs to purchase and redeem Creation Units (including, as applicable, the imposition of transaction fees, and the ability to place creation and redemption orders through and outside the Clearing Process), see “Creation and Redemption of Creation Unit Aggregations” in the statement of additional information for your Claymore Fund (the “Claymore SAI”), or see “Creation and Redemption of Creation Unit Aggregations” in the SAI to this Proxy Statement/Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange traded products, such as the Funds, as well as for marketing, education or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend a Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Tax Information

Taxation of the shares of each Fund are similar between the Trusts. Distributions by Funds generally are taxable, typically as either ordinary income or long-term capital gains, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan or the account. A sale of shares may result in short- or long-term capital gain or loss. For more information about the tax implications of investing in a PowerShares Fund, please see the section entitled “Dividends, Other Distributions and Taxes” in Appendix E – “Additional Information about the PowerShares Funds.”

Comparison of Investment Restrictions

Fundamental Investment Restrictions. Fundamental investment restrictions cannot be changed without the consent of the holders of a majority of a Fund’s outstanding shares. The term “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of that Fund are present or represented by proxy, or (ii) more than 50% of that Fund’s outstanding shares, whichever is less.

Each Claymore Fund and its corresponding PowerShares Fund have similar fundamental investment restrictions regarding borrowing money, acting as underwriter, making loans, purchasing or selling real estate or commodities, issuing senior securities, and concentrating in an industry. Those fundamental investment restrictions, including an analysis of the differences between the restrictions for the Claymore Funds and their corresponding PowerShares Funds, are set forth in Appendix F – “Comparison of Fundamental Investment Restrictions.”

Except for the restrictions regarding borrowing, issuing senior securities and making loans through repurchase agreements or lending securities, if a PowerShares Fund adheres to a percentage restriction at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of the portfolio, will not constitute a violation of that restriction. With respect to those restrictions stated above, in the event that a PowerShares Fund’s borrowings, repurchase agreements and loans of portfolio securities at any time exceed 33 1/3% of the value of such Fund’s total assets (including the amount borrowed and the collateral received) less the Fund’s liabilities (other than borrowings or loans) due to subsequent changes in the value of the Fund’s assets or otherwise, within three days (excluding Sundays and holidays), that PowerShares Fund will take corrective action to reduce the amount of its borrowings, repurchase agreements and loans of portfolio securities to an extent that such borrowings, repurchase agreements and loans of portfolio securities will not exceed 33 1/3% of the value of such Fund’s total assets (including the amount borrowed and the collateral received) less the Fund’s liabilities (other than borrowings or loans).

Non-Fundamental Investment Restrictions. In addition to the foregoing fundamental investment restrictions, each Fund also is subject to certain non-fundamental investment restrictions and policies, which may be changed by the Fund’s Board without shareholder approval. The non-fundamental restrictions for the Claymore Funds are included in their statements of additional information. The non-fundamental restrictions for the PowerShares Funds are set forth below. Each PowerShares Fund may not:

(1) Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

(2) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

(3) Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

(4) (For all PowerShares Funds except the PowerShares BulletShares Portfolios; PowerShares Ultra Short Duration Portfolio; PowerShares Total Return Bond Portfolio; PowerShares BRIC Portfolio; PowerShares Dow Jones Industrial Average Dividend Portfolio; PowerShares Insider Sentiment Portfolio; PowerShares Zacks Mid-Cap Portfolio; PowerShares Zacks Multi-Asset Income Portfolio; PowerShares Raymond James SB-1 Equity Portfolio; PowerShares S&P Spin-Off Portfolio; PowerShares Wilshire Micro-Cap Portfolio; PowerShares Wilshire US REIT Portfolio; PowerShares Defensive Equity Portfolio and PowerShares U.S. Large Cap Optimized Volatility Portfolio:) Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, although the Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act.

(5) (For the PowerShares Ultra Short Duration Portfolio; PowerShares Total Return Bond Portfolio; PowerShares BRIC Portfolio; PowerShares Dow Jones Industrial Average Dividend Portfolio; PowerShares Insider Sentiment Portfolio; PowerShares Zacks Mid-Cap Portfolio; PowerShares Zacks Multi-Asset Income Portfolio; PowerShares Raymond James SB-1 Equity Portfolio; PowerShares S&P Spin-Off Portfolio; PowerShares Wilshire Micro-Cap Portfolio; PowerShares Wilshire US REIT Portfolio; PowerShares Defensive Equity Portfolio and PowerShares U.S. Large Cap Optimized Volatility Portfolio:) Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

(6) (For the PowerShares BulletShares Portfolios:) Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, although the Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act if the Fund has knowledge that its Shares are purchased by another investment company investor in reliance on the provisions of Sections 12(d)(1)(F) or 12(d)(1)(G).

(7) Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund’s net assets would be invested in illiquid securities.

In accordance with the 1940 Act rules, the PowerShares Funds have adopted the following policies, which are non-fundamental and may be changed by the PowerShares Board without shareholder approval, upon 60 days’ prior written notice to shareholders:

•	Each of the PowerShares Index Funds subject to Rule 35d-1 under the 1940 Act has adopted a non-fundamental policy to invest in securities suggested by such Fund’s name (each, an “80% investment policy”). Each Fund with such a policy considers securities suggested by its name to be those securities that comprise its Underlying Index. Therefore, each such Fund anticipates meeting its 80% investment policy because it already is required to invest at least 80% or 90% of its total assets in securities that comprise its respective Underlying Index, in accordance with its principal investment strategies and the terms of the applicable PowerShares Trust’s exemptive relief.

•	The PowerShares Ultra Short Duration Portfolio has adopted a policy to invest at least 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities and in ETFs and closed-end funds that invest substantially all of their assets in fixed income securities.

•	The PowerShares Total Return Bond Portfolio has adopted a policy to invest at least 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in fixed income instruments, which may be represented by certain derivative instruments, and also include ETFs and closed-end funds that invest substantially all of their assets in fixed income instruments (which may include ETFs and closed-end funds affiliated with the Fund).

Comparison of Management of the Funds

Boards of Trustees

Overall responsibility for oversight of each Trust rests with its Board. A list of the Trustees and officers of the Claymore Trusts, and their present positions and principal occupations, is provided under “Management” in the Claymore SAI. A list of the Trustees and officers of the PowerShares Trusts, and their present positions and principal occupations, is provided under “Management” in the SAI related to this Proxy Statement/Prospectus.

Investment Manager

Each Claymore Fund, except the Guggenheim Total Return Bond ETF, is managed by GFIA. GFIA, located at 227 West Monroe Street, Chicago, Illinois 60606, is an investment adviser registered under the Investment Advisers Act of 1940 and has provided portfolio management services to each such Claymore Fund since its inception. The Guggenheim Total Return Bond ETF is managed by GPIM, which also serves as the sub-adviser to the Wilshire US REIT ETF and Guggenheim Ultra Short Duration ETF. GPIM, located at 100 Wilshire Boulevard, Suite 500, Santa Monica, California 90401, is an investment adviser registered under the Investment Advisers Act of 1940. GFIA and GPIM are both indirect wholly owned subsidiaries of Guggenheim Partners, LLC, a global, diversified financial services firm. The Claymore Board oversees GFIA and GPIM with respect to the Claymore Funds, and establishes policies that GFIA and GPIM must follow in its day-to-day management activities for such Funds.

Each PowerShares Fund, upon commencement of operations, will be managed by Invesco PowerShares Capital Management LLC. IPCM, located at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515, also is an investment adviser registered under the Investment Advisers Act of 1940 and has been in operation since 2003. The PowerShares Active Funds will be sub-advised by Invesco Advisers, which also is an investment adviser registered under the Investment Advisers Act of 1940, and (with its predecessors) has acted as an investment adviser since its organization in 1976. IPCM and Invesco Advisers are both indirect wholly owned subsidiaries of Invesco. Invesco and Invesco Advisers are located at Two Peachtree Pointe, 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Invesco and its subsidiaries are an independent global investment management group. IPCM will remain the investment manager of the combined Funds after the Reorganization. As the PowerShares Funds’ investment adviser, IPCM will have overall responsibility for selecting and continuously monitoring the PowerShares Funds’ investments, managing the PowerShares Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services for the PowerShares Funds.

Investment Advisory Fees. The advisory fees that the Claymore Funds pay, and the PowerShares Funds will pay, are identical, and the terms of the respective investment advisory agreements between each adviser and each Trust are substantially similar.

Pursuant to an investment advisory agreement between the applicable Claymore Trust and GFIA (or GPIM for the Guggenheim Total Return Bond ETF), each Claymore Fund paid its Claymore Adviser a fee at an annualized rate for its most recently completed fiscal year, based on the average daily net assets of the Fund, as set forth below:

Fund	Advisory Fee
Guggenheim BRIC ETF	0.50%(1)
Guggenheim Dow Jones Industrial Average Dividend ETF	0.30%(2)
Guggenheim Insider Sentiment ETF	0.50%(1)
Guggenheim Mid-Cap Core ETF	0.50%(1)
Guggenheim Multi-Asset Income ETF	0.50%(1)
Guggenheim Raymond James SB-1 Equity ETF	0.75%(2)
Guggenheim S&P Spin-Off ETF	0.50%(1)
Wilshire Micro-Cap ETF	0.50%(2)
Wilshire US REIT ETF	0.32%(2)
Guggenheim S&P Global Dividend Opportunities Index ETF	0.50%(1)
Guggenheim BulletShares 2018 Corporate Bond ETF	0.24%(2)

Fund	Advisory Fee
Guggenheim BulletShares 2018 High Yield Corporate Bond ETF	0.42%(2)
Guggenheim BulletShares 2019 Corporate Bond ETF	0.24%(2)
Guggenheim BulletShares 2019 High Yield Corporate Bond ETF	0.42%(2)
Guggenheim BulletShares 2020 Corporate Bond ETF	0.24%(2)
Guggenheim BulletShares 2020 High Yield Corporate Bond ETF	0.42%(2)
Guggenheim BulletShares 2021 Corporate Bond ETF	0.24%(2)
Guggenheim BulletShares 2021 High Yield Corporate Bond ETF	0.42%(2)
Guggenheim BulletShares 2022 Corporate Bond ETF	0.24%(2)
Guggenheim BulletShares 2022 High Yield Corporate Bond ETF	0.42%(2)
Guggenheim BulletShares 2023 Corporate Bond ETF	0.24%(2)
Guggenheim BulletShares 2023 High Yield Corporate Bond ETF	0.42%(2)
Guggenheim BulletShares 2024 Corporate Bond ETF	0.24%(2)
Guggenheim BulletShares 2024 High Yield Corporate Bond ETF	0.42%(2)
Guggenheim BulletShares 2025 Corporate Bond ETF	0.24%(2)
Guggenheim BulletShares 2025 High Yield Corporate Bond ETF	0.42%(2)
Guggenheim BulletShares 2026 Corporate Bond ETF	0.24%(2)
Guggenheim BulletShares 2027 Corporate Bond ETF	0.24%(2)
Guggenheim Defensive Equity ETF	0.50%(1)
Guggenheim Ultra Short Duration ETF	0.20%(1)
Guggenheim Canadian Energy Income ETF	0.50%(1)
Guggenheim China All-Cap ETF	0.70%(2)
Guggenheim China Real Estate ETF	0.50%(1)
Guggenheim China Small Cap ETF	0.55%(1)
Guggenheim China Technology ETF	0.70%(2)
Guggenheim Frontier Markets ETF	0.50%(1)
Guggenheim International Multi-Asset Income ETF	0.50%(1)
Guggenheim MSCI Global Timber ETF	0.50%(1)
Guggenheim Shipping ETF	0.65%(2)
Guggenheim S&P Global Water Index ETF	0.50%(1)
Guggenheim S&P High Income Infrastructure ETF	0.45%(2)
Guggenheim Solar ETF	0.50%(1)
Guggenheim U.S. Large Cap Optimized Volatility ETF	0.30%(2)
Guggenheim Total Return Bond ETF	0.50%(2)

(1)	In addition to advisory fees, the Claymore Fund pays all other costs and expenses of its operations.

(2)	Under a unitary management fee structure, the applicable Claymore Adviser pays substantially all expenses of the Claymore Fund, including the cost of sub-advisory (as applicable), transfer agency, custody, fund administration, legal, audit and other services, except for the fee payments under the advisory agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (such as expenses relating to a meeting of a Claymore Fund’s shareholders).

Similarly, pursuant to an investment advisory agreement between the IPCM and the applicable PowerShares Trust, each PowerShares Fund will pay an annual fee to IPCM in an amount equal to the advisory fee charged by GFIA or GPIM to its corresponding Claymore Fund, and will be responsible for its own expenses to the same extent as its corresponding Claymore Fund. For each Claymore Fund with a unitary management fee structure, the corresponding PowerShares Fund will have a substantially similar unitary fee structure, with the exception of the parenthetical explanation that extraordinary expenses include the expenses relating to a meeting of the Fund’s shareholders. Due to the infrequency of the occurrence of shareholder meetings for ETFs, IPCM, together with the PowerShares Board, historically has evaluated on a case-by-case basis whether a shareholder meeting would constitute an extraordinary event (i.e., whether the costs would be borne by IPCM or by the PowerShares Fund).

The fees paid to GPIM and Invesco Advisers for sub-advisory services are deducted from the fees that the applicable Fund’s investment adviser receives from the Fund.

Cash Sweep Arrangements. The PowerShares Funds, once effective, may invest in money market funds that are managed by affiliates of IPCM. The indirect portion of the management fee that a PowerShares Fund incurs through such investments is in addition to IPCM’s management fee. Therefore, IPCM has agreed to waive the management fees it receives in an amount equal to the indirect management fees that each PowerShares Fund incurs through its investments in affiliated money market funds through at least two years from the Closing Date. However, there is no guarantee that IPCM will extend the waiver of the fees past that date.

The Claymore Funds do not have a similar cash sweep arrangement.

More Information. A discussion regarding the basis for the Claymore Board’s most recent approval of the Claymore Funds’ investment advisory agreements (and the sub-advisory agreements for the Wilshire US REIT ETF and Guggenheim Ultra Short Duration ETF) is available in the Annual Report to Shareholders for the fiscal period ended May 31, 2017 or August 31, 2017, as applicable.

A discussion regarding the basis for the initial approval of the investment advisory agreements (and the sub-advisory agreements for the PowerShares Active Funds) by the PowerShares Board with respect to the PowerShares Funds will be available in the next shareholder report following the Closing Date.

Portfolio Managers

The following table lists the investment professionals who are jointly and primarily responsible, on a day-to-day basis, for the management of the Claymore Funds, and the investment professionals who are jointly and primarily responsible, on a day-to-day basis, for the management of the PowerShares Funds:

Claymore Funds / PowerShares Funds	Claymore Funds’ Portfolio Managers	PowerShares Funds’ Portfolio Managers

Guggenheim BRIC ETF / PowerShares BRIC Portfolio

Guggenheim S&P Global Dividend Opportunities Index ETF / PowerShares S&P Global Dividend Opportunities Index Portfolio

Guggenheim Canadian Energy Income ETF / PowerShares Canadian Energy Income Portfolio

Guggenheim China All-Cap ETF / PowerShares China All-Cap Portfolio

Guggenheim China Real Estate ETF / PowerShares China Real Estate Portfolio

Guggenheim China Small Cap ETF / PowerShares China Small Cap Portfolio

Guggenheim China Technology ETF / PowerShares China Technology Portfolio

Guggenheim Frontier Markets ETF / PowerShares Frontier Markets Portfolio

Guggenheim International Multi-Asset Income ETF / PowerShares Zacks International Multi-Asset Income Portfolio

Guggenheim MSCI Global Timber ETF / PowerShares MSCI Global Timber Portfolio

Guggenheim Shipping ETF / PowerShares Shipping Portfolio

Guggenheim S&P Global Water Index ETF / PowerShares S&P Global Water Index Portfolio

Guggenheim Solar ETF / PowerShares Solar Portfolio

	Michael P. Byrum, CFA, James R. King, CFA, and Cindy Gao	Peter Hubbard, Michael Jeanette, Jonathan Nixon and Tony Seisser

Claymore Funds / PowerShares Funds	Claymore Funds’ Portfolio Managers	PowerShares Funds’ Portfolio Managers

Guggenheim Dow Jones Industrial Average Dividend ETF / PowerShares Dow Jones Industrial Average Dividend Portfolio

Guggenheim Insider Sentiment ETF / PowerShares Insider Sentiment Portfolio

Guggenheim Mid-Cap Core ETF / PowerShares Zacks Mid-Cap Portfolio

Guggenheim Multi-Asset Income ETF / PowerShares Zacks Multi-Asset Income Portfolio

Guggenheim Raymond James SB-1 Equity ETF / PowerShares Raymond James SB-1 Equity Portfolio

Guggenheim S&P Spin-Off ETF / PowerShares S&P Spin-Off Portfolio

Wilshire Micro-Cap ETF / PowerShares Wilshire Micro-Cap Portfolio

Wilshire US REIT ETF / PowerShares Wilshire US REIT Portfolio

Guggenheim Defensive Equity ETF / PowerShares Defensive Equity Portfolio

Guggenheim S&P High Income Infrastructure ETF / PowerShares S&P High Income Infrastructure Portfolio

Guggenheim U.S. Large Cap Optimized Volatility ETF / PowerShares U.S. Large Cap Optimized Volatility Portfolio

	Michael P. Byrum, CFA, James R. King, CFA, and Adrian Bachman, CFA	Peter Hubbard, Michael Jeanette, Jonathan Nixon and Tony Seisser

Guggenheim BulletShares 2018 Corporate Bond ETF / PowerShares BulletShares 2018 Corporate Bond Portfolio

Guggenheim BulletShares 2018 High Yield Corporate Bond ETF / PowerShares BulletShares 2018 High Yield Corporate Bond Portfolio

Guggenheim BulletShares 2019 Corporate Bond ETF / PowerShares BulletShares 2019 Corporate Bond Portfolio

Guggenheim BulletShares 2019 High Yield Corporate Bond ETF /

PowerShares BulletShares 2019 High Yield Corporate Bond Portfolio

Guggenheim BulletShares 2020 Corporate Bond ETF / PowerShares BulletShares 2020 Corporate Bond Portfolio

Guggenheim BulletShares 2020 High Yield Corporate Bond ETF / PowerShares BulletShares 2020 High Yield Corporate Bond Portfolio

Guggenheim BulletShares 2021 Corporate Bond ETF / PowerShares BulletShares 2021 Corporate Bond Portfolio

Guggenheim BulletShares 2021 High Yield Corporate Bond ETF / PowerShares BulletShares 2021 High Yield Corporate Bond Portfolio

	Michael P. Byrum, CFA, James R. King, CFA, and Jeremy Neisewander	Peter Hubbard, Jeffrey W. Kernagis, Gary T. Jones, Philip Fang and Richard Ose

Guggenheim BulletShares 2022 Corporate Bond ETF / PowerShares BulletShares 2022 Corporate Bond Portfolio

Guggenheim BulletShares 2022 High Yield Corporate Bond ETF / PowerShares BulletShares 2022 High Yield Corporate Bond Portfolio

Guggenheim BulletShares 2023 Corporate Bond ETF / PowerShares BulletShares 2023 Corporate Bond Portfolio

Guggenheim BulletShares 2023 High Yield Corporate Bond ETF / PowerShares BulletShares 2023 High Yield Corporate Bond Portfolio

Guggenheim BulletShares 2024 Corporate Bond ETF / PowerShares BulletShares 2024 Corporate Bond Portfolio

Claymore Funds / PowerShares Funds	Claymore Funds’ Portfolio Managers	PowerShares Funds’ Portfolio Managers

Guggenheim BulletShares 2024 High Yield Corporate Bond ETF / PowerShares BulletShares 2024 High Yield Corporate Bond Portfolio

Guggenheim BulletShares 2025 Corporate Bond ETF / PowerShares BulletShares 2025 Corporate Bond Portfolio

Guggenheim BulletShares 2025 High Yield Corporate Bond ETF / PowerShares BulletShares 2025 High Yield Corporate Bond Portfolio

Guggenheim BulletShares 2026 Corporate Bond ETF / PowerShares BulletShares 2026 Corporate Bond Portfolio

Guggenheim BulletShares 2027 Corporate Bond ETF / PowerShares BulletShares 2027 Corporate Bond Portfolio

Guggenheim Ultra Short Duration ETF / PowerShares Ultra Short Duration Portfolio	B. Scott Minerd, Anne Walsh, CFA, James W. Michal, Steven H. Brown, CFA, and Kris L. Dorr	Laurie F. Brignac, Joseph S. Madrid, CFA, and Marques Mercier

Guggenheim Total Return Bond ETF / PowerShares Total Return Bond Portfolio	B. Scott Minerd, Anne Walsh, CFA, James Michal and Steven H. Brown, CFA	Michael Hyman, Chuck Burge and Matt Brill, CFA

Following the Reorganization, each PowerShares Fund will be managed by a team of IPCM portfolio managers, investment strategists and other investment specialists. On a day-to-day basis, the following individuals will be jointly and primarily responsible for the management of the PowerShares Funds: Peter Hubbard, Michael Jeanette, Jonathan Nixon and Tony Seisser. Mr. Hubbard, Vice President of the PowerShares Trusts, will oversee all research, portfolio management and trading operations of the PowerShares Funds. In this capacity, Mr. Hubbard oversees the other portfolio managers, who are responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies. Each portfolio manager has limitations on his authority for risk management and compliance purposes that IPCM believes to be appropriate.

Information about the portfolio managers for the Claymore Funds is set forth the Claymore Funds’ respective prospectuses, which are incorporated herein by reference. Set forth below is additional information about each portfolio manager for the PowerShares Funds:

Peter Hubbard is a Vice President of the PowerShares Trusts and Director of Portfolio Management of IPCM. In his role, Mr. Hubbard manages a team of Portfolio managers covering multiple asset classes including fixed-income, equity and commodities. His responsibilities include directly overseeing and facilitating the management of all portfolio monitoring processes associated with more than 180 equity, fixed income, commodity and alternative funds listed in the US, Canada and Europe. Since joining the firm in 2005, Mr. Hubbard has been involved in the launch of the existing PowerShares fixed income portfolios and has been instrumental in launching the international equity portfolios, and active and alternative portfolios. He has developed the investment processes for the equity portfolios and overseen development of the fixed income and alternative teams. He was also instrumental in the insourcing of the commodity portfolios from Deutsche Bank. Finally, Mr. Hubbard is an instrumental member of the team that provides support to the Bank of New York Mellon in connection with the rebalance and trading activities for the QQQ Trust. Prior to joining IPCM, Mr. Hubbard was a research analyst and trader at Ritchie Capital, a hedge fund operator. Peter earned a B.A. in Business/Economics from Wheaton College.

Michael Jeanette is a Senior Portfolio Manager of IPCM. He manages an equity team responsible for portfolio management activities and oversight of over 130 domestic and international equity ETFs holding approximately $110 billion in assets. Mr. Jeanette has been an integral part of the management of many of the PowerShares’ largest and most established ETFs including the PowerShares FTSE RAFI US 1000 Portfolio and the PowerShares

S&P 500 Low Volatility Portfolio. Mr. Jeanette oversees all of the major rebalances for the equity portfolios and helps prioritize the activities of a team of analysts which support the equity portfolio management team. In addition, Mr. Jeanette has been a key contributor to the design of critical proprietary technology and processes used in the daily management of the PowerShares portfolios. Prior to Mr. Jeanette joining IPCM in July 2008, he held a management position with a trust advisory firm in the private sector. Prior to that, he managed the retail investment business for several US Bancorp (formerly First Bank System) locations in Minneapolis. He began his career as a financial advisor with Shearson Lehman Brothers and Morgan Stanley Smith Barney (formerly Smith Barney). Michael earned a B.S. in Science from the University of Minnesota and a B.A. in Business from the University of St. Thomas.

Jonathan Nixon is a Portfolio Manager for IPCM and is heavily involved in the daily management of the international equity ETFs. Since joining the firm in 2011, Mr. Nixon has been instrumental in managing US-listed and European-listed ETFs whose investments are primarily in developed and emerging markets. Mr. Nixon was a key contributor in the launch and management of PowerShares’ international factor portfolios. Additionally, Jonathan provides a number of quantitative research support activities utilized in the daily management of the funds. Prior to joining IPCM, Mr. Nixon was a tax manager for General Electric from 2008 to 2010. He earned a BA from State University of New York Buffalo.

Tony Seisser is a Portfolio Manager for IPCM and is heavily involved in the daily management of the US equity ETFs. Since joining the firm in 2013, Mr. Seisser has been instrumental in managing and coordinating portfolio management activities for the launch of many of the factor portfolios as well as the asset allocation portfolios. Prior to joining IPCM, Mr. Seisser was employed by Guggenheim Funds Distributors, Inc. where he was primarily responsible for trading all of the equity ETFs and was involved in all major rebalances. Prior to that, Mr. Seisser was a compliance investigator at the Chicago Board Options Exchange (CBOE) and CBOE Futures Exchange (CFE) from 2008 to 2010. He earned a BA degree with concentrations in Education and Political Science from North Central College and holds the Series 7 registration.

Jeffrey W. Kernagis is a Vice President and Senior Portfolio Manager of IPCM. In his role, Mr. Kernagis manages the fixed income portfolio management team and oversees a variety of income-based ETFs. Prior to joining IPCM in 2007, he was a portfolio manager at Claymore Securities, Inc. from 2005 to 2007. Prior to that, Mr. Kernagis was a senior trader at Mid-States Corporate Federal Credit Union from 2004 to 2005 and a vice president of institutional futures sales at ABN Amro, Inc. from 1994 to 2003. He holds the Chartered Financial Analyst designation and holds the Series 3, 7, and 63 registration. He earned a MBA from DePaul University and a BBA from the University of Notre Dame.

Gary T. Jones is a Vice President and Portfolio Manager of IPCM. In his role, Mr. Jones trades for and monitors the taxable fixed-income portfolios. Prior to joining IPCM in 2012, Mr. Jones was the Senior Loan Trader at Van Kampen Investments from 2007 to 2009. Prior to that, he was a senior account manager in the CLO group at LaSalle Bank from 2006 to 2007. Previously, he traded loans and bonds in the Portfolio Management group at Bank One/JPMorgan. Mr. Jones holds a MBA degree from the University of Chicago Graduate School of Business and a BS degree in Management/Finance from Purdue University.

Philip Fang is a Vice President and Portfolio Manager of IPCM. In his role, Mr. Fang manages fixed-income portfolios. Prior to joining IPCM, Mr. Fang was a municipal portfolio manager at Lord Abbett & Co. for 15 years where he specialized in portfolio management and trading municipal bond securities. Mr. Fang earned a B.S. from Mercy College, New York and attended The University of Texas at Austin.

Richard Ose is a Vice President and Portfolio Manager of IPCM. He has been a portfolio manager at IPCM since July 2011. Prior to joining IPCM, he was employed by Claymore Advisors (now Guggenheim Funds Distributors, Inc.), where he was a buy-side trader from April 2007 to July 2011. He earned a MBA with a concentration in Finance from DePaul University and a BS with concentrations in Finance and Economics from Carroll University.

Laurie F. Brignac is Head of Global Liquidity Portfolio Management for Invesco Fixed Income, and is responsible for providing senior management oversight of liquidity products in the US, EMEA, and Asia Pacific regions. Ms. Brignac has been in the investment business since 1989. She joined Invesco in 1992 as a money market trader and was promoted to investment officer in 1994 and senior portfolio manager in 2002. Her duties have expanded to include all forms of short-term fixed income products, including money market and short-duration products. Ms. Brignac has served a s member of the Tri-Party Repo Infrastructure Reform Task Force and participates in various industry committees both in the US and globally. Prior to joining Invesco, Ms. Brignac was a sales assistant for KSBC Securities Inc. She began her career as a money market trader responsible for managing the Fed position at Premier Bank in Baton Rouge, Louisiana. Ms. Brignac earned a BS degree in accounting from Louisiana State University. She is also a CFA charterholder and holds the Series 7 and 79 registrations.

Joseph S. Madrid, CFA, is a Head of Credit Portfolio Manager for Invesco Advisers. He is responsible for contributing to the strategy and management of cash management products, including institutional, retail and offshore funds, as well as private accounts and ultra-short bond portfolios. Mr. Madrid began his investment career in 2002 as a financial analyst with J.P. Morgan Chase & Co. Prior to joining Invesco, he was a portfolio manager in client service and a senior fixed income securities analyst with National City Corp. He joined Invesco in 2009 and was previously a fixed income analyst responsible for providing investment research, credit analysis and portfolio management support for cash management products. Mr. Madrid earned a BA degree in accounting from Baldwin-Wallace College and an MBA from the University of New Mexico. He is a Chartered Financial Analyst (CFA) charterholder.
Marques Mercier is a Senior Portfolio Manager and Head of Government Funds in Global Liquidity for Invesco Advisers. He is responsible for the management of all cash management products, including institutional, retail and offshore money funds, as well as private accounts. Mr. Mercier joined Invesco in 1994 as a representative in the transfer agency. In 1996, he was promoted to portfolio administrator for money market funds, and he became a portfolio manager in 1998. Mr. Mercier earned a BA degree in English and an MBA from the University of Houston.

Michael Hyman is a Chief Investment Officer and the Global Investment Grade & Emerging Markets for Invesco Advisers. Prior to joining Invesco in 2013, Mr. Hyman was with ING Investment Management and ING Institutional Markets for 12 years. At ING, he was the head of Investment Grade Corporate Credit and was also responsible for CLO and synthetic CDO investment portfolios. Prior to joining ING, Mr. Hyman was a director of capital markets for GE Capital and held trading and risk management positions at various global banks. He entered the industry in 1991. Mr. Hyman earned his BSE degree in finance from Pennsylvania State University and his MBA from the Stern School of Business at New York University.

Chuck Burge is a Senior Portfolio Manager for Invesco Advisers. Mr. Burge joined Invesco in 2002 as a portfolio manager and has held various positions with increased responsibility within the Taxable Investment grade team. He assumed his mutual fund management responsibilities in 2009 across a series of strategies, including the US Core Plus Bond Fund. Prior to joining Invesco, Mr. Burge spent seven years with Criterion Investment Management. He entered the industry in 1993. Mr. Burge earned a BS degree in economics from Texas A&M University. He also earned an MBA in finance and accounting from Rice University.

Matt Brill, CFA, is a Senior Portfolio Manager for Invesco Advisers. He is responsible for implementing investment grade credit strategies across the fixed income platform. Prior to joining Invesco in 2013, Mr. Brill was a portfolio manager and vice president at ING Investment Management and a portfolio analyst at Wells Real Estate Funds. He entered the industry in 2002. Mr. Brill earned a BA degree in economics at Washington and Lee University. He is also a CFA charterholder.

The Claymore SAIs provide additional information about the Claymore Funds’ portfolio managers’ compensation, other accounts managed by those portfolio managers and their ownership of securities of each Claymore Fund. The SAI related to this Proxy Statement/Prospectus provides additional information about the PowerShares Funds’ portfolio managers’ compensation and other accounts managed by those portfolio managers. Since the PowerShares Funds are not yet effective, the portfolio managers do not own any securities of the PowerShares Funds.

Principal Underwriter

The Claymore Funds’ principal underwriter, Guggenheim Funds Distributors, LLC, is located at 227 West Monroe Street, Chicago, Illinois 60606. The PowerShares Funds’ principal underwriter, Invesco Distributors, Inc., is located at 11 Greenway Plaza, Suite 1000, Houston, Texas 77046.

Distribution Plan. The PowerShares Funds have not adopted a Distribution (12b-1) Plan. However, each Claymore Fund has adopted a Distribution Plan applicable to its shares. Under the Distribution Plan, GFD or a designated service provider may receive up to 0.25% of each Claymore Fund’s assets attributable to shares as compensation for distribution services pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan currently is dormant, and no distribution fees are currently charged to the Claymore Funds.

Other Service Providers

The Claymore Funds and the PowerShares Funds have some of the same service providers, as set forth in the chart below. Upon completion of the Reorganization, the PowerShares Funds will continue to engage their existing service providers.

	CLAYMORE FUNDS	POWERSHARES FUNDS
Custodian, Transfer Agent and Accounting Services Agent	The Bank of New York Mellon 101 Barclay Street New York, New York 10286	Same as Claymore Funds

Administrator	MUFG Investor Services (US), LLC 805 King Farm Boulevard Suite 600 Rockville, Maryland 20850	The Bank of New York Mellon 101 Barclay Street New York, New York 10286

Independent Registered Public Accounting Firm	Ernst & Young LLP 1775 Tysons Boulevard Tysons, Virginia 22102	PricewaterhouseCoopers LLP One North Wacker Drive Chicago, Illinois 60606

Comparison of Other Shareholder Information

Pricing of Fund Shares. For each Fund, the price of shares is based on the Fund’s NAV. Each Trust calculates the NAV of its respective Funds in the same manner: by deducting all of a Fund’s liabilities from the current market value of its total assets and dividing the result by the number of shares outstanding. Because each Fund is an ETF, the trading prices of its shares on a securities exchange may differ from the Fund’s daily NAV due to market forces of supply and demand, economic conditions and other factors.

Each Fund calculates its NAV at the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m., Eastern time) every day that the NYSE is open. The NYSE is open Monday through Friday, except in observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE closes early – such as on days in advance of holidays generally observed by the NYSE – each Fund will calculate its NAV as of the earlier closing time.

In calculating NAV, the Trusts have substantially similar valuation procedures; however, there are slight differences that may lead to differences in price between the Closing Date and subsequent calculations of NAV. Each Trust values securities and other assets for which market quotations are readily available at market value. Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer-specific events occurred after the security ceased trading. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where an adviser determines that the closing price of the security is unreliable, a Fund will value the security at fair value in good faith using procedures approved by its Board. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by such Fund’s Underlying Index. This may adversely affect the Fund’s ability to track the Underlying Index.

For information on how the NAV per share of each PowerShares Fund is calculated, including how IPCM values certain kinds of securities and other instruments, see the sections entitled “How to Buy and Sell Shares—Share Trading Prices” and “Net Asset Value” in Appendix E – “Additional Information about the PowerShares Funds.” For information on how the NAV per share of each Claymore Fund is calculated, including how the Claymore Advisers value certain kinds of securities and other instruments, see the sections entitled “How to Buy and Sell Shares—Pricing Fund Shares” in the Claymore Funds’ prospectuses and the “Determination of NAV” in the Claymore SAI.

Dividends and Distributions. The Trusts’ policies with respect to dividends and distributions are similar.

Each Claymore Fund and its corresponding PowerShares Fund may declare and pay dividends of net investment income, if any, with the same frequency, which is either monthly, quarterly, or annually, and capital gains distributions, if any, annually (however, a Fund may declare and pay dividends and other distributions more frequently to comply with the distribution requirements of Subchapter M of the Code and to avoid a federal excise tax imposed on regulated investment companies). Each Trust has the same policy with respect to dividend reinvestment: no reinvestment service is provided by a Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of shares for reinvestment of their distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables.

For more information about dividends and other distributions with respect to the PowerShares Funds, please see the section entitled “Dividends, Other Distributions and Taxes” in Appendix E – “Additional Information about the PowerShares Funds.

Fiscal Years. Each PowerShares Fund has the same fiscal year as its corresponding Claymore Fund. As a result, the PowerShares Funds will deliver annual and semi-annual shareholder reports and updated prospectuses about the same time of the year as the Claymore Funds currently deliver this information. Certain of the PowerShares Funds may change their fiscal year end following the consummation of the Reorganizations in order to avoid the administrative, accounting and legal complexities that result from having funds with different fiscal year ends in the same legal entity.

Frequent Purchases and Redemptions of Shares. Shares of each Fund are listed for trading on NYSE, Arca, Inc. which allows retail investors to purchase and sell individual shares at market prices throughout the trading day similar to other publicly traded securities. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of shares of a Fund. Cash purchases or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Funds and increased transaction costs, which could negatively impact the Funds’ ability to achieve their investment objectives, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of shares, the PowerShares Funds impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the PowerShares Funds incur in effecting trades. In addition, IPCM monitors trades by APs for patterns of abusive trading, and the PowerShares Funds reserve the right to not accept orders from APs that IPCM has determined may be disruptive to the management of the PowerShares Funds or otherwise are not in the best interests of the PowerShares Funds. For these reasons, the PowerShares Board has not adopted policies and procedures with respect to frequent purchases and redemptions of shares of the PowerShares Funds, except the PowerShares Ultra Short Duration Portfolio and PowerShares Total Return Bond Portfolio. In recognition of the nature of the PowerShares Ultra Short Duration Portfolio’s and PowerShares Total Return Bond Portfolio’s investments and that their shares are purchased and redeemed in Creation Units partially or principally for cash, the PowerShares Board has adopted policies and procedures with respect to frequent purchases and redemptions of shares of the PowerShares Ultra Short Duration Portfolio and PowerShares Total Return Bond Portfolio, which incorporate the practices described above, as well as additional trade monitoring for market timing activities.

Information regarding frequent purchases and redemptions of the Claymore Funds’ shares is set forth under “Frequent Purchases and Redemptions” in the Claymore Funds’ respective prospectuses, which are incorporated herein by reference.

Premium/Discount Information. The Claymore Funds provide, and the PowerShares Funds will provide, information regarding the number of days each Fund’s market price was at a discount or a premium to its NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year. That information is provided, free of charge, for the Claymore Funds at www.guggenheiminvestments.com, and for the PowerShares Funds (when available) at www.powershares.com.

Continuous Offering. The method by which Creation Units are created and traded may raise certain issues under applicable securities laws for each Trust. The following issues are identical for each Trust:

Because new Creation Units of shares are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “1933 Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with a distributor breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters,” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the 1933 Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the 1933 Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act only is available with respect to transactions on a national exchange.

Financial Highlights

The financial highlights of the Claymore Funds for the fiscal years ended May 31, 2017 and August 31, 2017, as applicable, have been audited by Ernst & Young LLP, located at 1775 Tysons Boulevard, Tysons, Virginia 22102, and are contained in the Annual Report to shareholders and, for the Claymore Funds with a fiscal year ended May 31, 2017, in such Claymore Funds’ prospectuses. The Claymore Trusts will furnish, without charge, a copy of the Annual Report and the prospectus for the Claymore Funds upon request. Requests should be made by calling 800-820-0888, or by visiting www.guggenheiminvestments.com. These reports also are available on the SEC’s website at www.sec.gov and are incorporated into this Proxy Statement/Prospectus by reference.

The PowerShares Funds have not yet commenced operations and therefore have no shareholder reports. Pro forma financial information for the PowerShares Funds have not been prepared because they are newly organized shell funds with either no assets or liabilities, or de minimis assets incident to their organization, and they will commence investment operations upon completion of the Reorganization and continue operations of the Claymore Funds. Each PowerShares Fund will be the accounting successor to its corresponding Claymore Fund in connection with the Reorganization.

Business Structures, Shareholder Rights and Applicable Law

The Funds are open-end, management investment companies. Each Claymore Fund is a series of a Claymore Trust, a Delaware statutory trust. If shareholders of a Claymore Fund approve the Plan of Reorganization, that Claymore Fund will reorganize into a corresponding PowerShares Fund, which is a series of a PowerShares Trust, organized as a Massachusetts business trust (PowerShares Trust I and PowerShares Trust II) or a Delaware statutory trust (PowerShares Self-Indexed Trust and PowerShares Actively Managed Trust).

A Fund organized as a Delaware statutory trust is governed by Delaware law and the trust’s declaration of trust and by-laws or similar instruments. A Fund organized as a Massachusetts business trust is governed by the trust’s declaration of trust and by-laws or similar instruments. The power and authority to manage the Fund and its affairs reside with the trustees, and shareholder rights are generally limited to those provided to the shareholders in the declaration of trust or similar instrument, rather than by statute. A comparison of certain provisions of the Delaware Statutory Trust Act (the “Delaware Statute”) and the Massachusetts Business Trust Law (the “Massachusetts Statute”) is provided in Appendix G – “Comparison of State Laws.”

The following discussion of certain provisions of the Governing Documents (as defined below) and governing laws of the Funds highlights the differences between the Claymore Trusts and the PowerShares Trusts, but is not a complete description thereof and is qualified by any requirements of applicable law, including the 1940 Act and by reference to the applicable Governing Documents. Further information about the Claymore Trusts’ governance structure is contained in the Claymore SAI and the Claymore Governing Documents (as defined below), which are on file with the SEC. Further information about each PowerShares Trust’s governance structure is contained in the SAI to this Proxy Statement/Prospectus and the PowerShares Governing Documents (as defined below).

Organization. Each Claymore Fund is a series of a Claymore Trust, a Delaware statutory trust organized pursuant to the Delaware Statute on May 24, 2006, in the case of Claymore Trust 1, and June 8, 2006, in the case of Claymore Trust 2. Each Claymore Trust is governed by an Amended and Restated Agreement and Declaration of Trust (the “Claymore Declaration”) and its By-laws (together with the Claymore Declaration, the “Claymore Governing Documents”), each as may be amended from time to time, and its business affairs are managed under the supervision of the Claymore Board.

Each PowerShares Fund is a series of either PowerShares Trust I, PowerShares Trust II, PowerShares Self-Indexed Trust or PowerShares Actively Managed Trust. Each of PowerShares Trust I and PowerShares Trust II is a Massachusetts business trust organized pursuant to the Massachusetts Statute on April 7, 2003 and on October 10, 2006, respectively. Each of PowerShares Self-Indexed Trust and PowerShares Actively Managed Trust is a Delaware statutory trust organized pursuant to the Delaware Statute on October 30, 2015 and on November 7, 2007, respectively.

PowerShares Trust I is governed by its Amended and Restated Declaration of Trust (the “PowerShares Trust I Declaration”) and its Amended and Restated By-laws (together with the PowerShares Trust I Declaration, the “PowerShares Trust I Governing Documents”), each as may be amended from time to time, and its business affairs are managed under the supervision of the PowerShares Board.

PowerShares Trust II is governed by its Amended and Restated Declaration of Trust (the “PowerShares Trust II Declaration”) and its Amended and Restated By-laws (together with the PowerShares Trust II Declaration, the “PowerShares Trust II Governing Documents”), each as may be amended from time to time, and its business affairs are managed under the supervision of the PowerShares Board.

PowerShares Self-Indexed Trust is governed by its Agreement and Declaration of Trust (the “PowerShares Self-Indexed Trust Declaration”) and its By-laws (together with the PowerShares Self-Indexed Trust Declaration, the “PowerShares Self-Indexed Trust Governing Documents”), each as may be amended from time to time, and its business affairs are managed under the supervision of the PowerShares Board.

PowerShares Actively Managed Trust is governed by its Agreement and Declaration of Trust (the “PowerShares Actively Managed Trust Declaration”) and its By-laws (together with the PowerShares Actively Managed Trust Declaration, the “PowerShares Actively Managed Trust Governing Documents,” and together with the PowerShares Trust I Governing Documents, PowerShares Trust II Governing Documents and the PowerShares Self-Indexed Trust Governing Documents, the “PowerShares Governing Documents”), each as may be amended from time to time, and its business affairs are managed under the supervision of the PowerShares Board.

The Claymore Governing Documents and the PowerShares Governing Documents are referred to collectively as the “Governing Documents.”

Each Fund is subject to the federal securities laws, including the 1940 Act, and the rules and regulations promulgated by the SEC thereunder.

Shares. The Board of each Trust has the power to issue shares without shareholder approval. The shares issued by the Claymore Trusts shall be without par value, and the PowerShares Board has the power to issue shares with or without par value. The Governing Documents of each Trust provide that the amount of shares that each Fund may issue is unlimited. Shares issued by a Trust pursuant to its respective Declaration will be fully paid and, except as follows with respect to the Claymore Trusts, non-assessable. The Trustees of the Claymore Board have the power, as frequently as they may determine, to cause each shareholder to pay directly, in advance or arrears, for charges of distribution, of the custodian or transfer, shareholder servicing or similar agent, a pro rata amount as defined from time to time by the Trustees, by setting off such charges due from such shareholder from declared but unpaid dividends or distributions owed such shareholder and/or by reducing the number of shares in the account of such shareholder by that number of full and/or fractional shares which represents the outstanding amount of such charges due from such shareholder. Shares of each Fund have no pre-emptive rights and are freely transferable.

Composition of the Board of Trustees. The number of trustees of each Claymore Trust may be fixed from time to time by a majority of the respective Claymore Board, provided, however, that there shall be at least two and no more than 15 trustees at any time. Each Claymore Board currently has nine trustees (eight “independent” trustees and one “interested” trustee). The number of trustees of the PowerShares Trusts may be fixed from time to time by a majority of the PowerShares Board, provided, however, that for PowerShares Trust I there shall be at least two and no more than 12 trustees. For PowerShares Trust II, PowerShares Self-Indexed Trust and for PowerShares Actively Managed Trust there shall be at least one trustee. Each PowerShares Trust currently has eight trustees (six “independent” trustees, one “unaffiliated” trustee and one “interested” trustee). The terms of service for the trustees of each Trust are the same: Each trustee may serve during the continued lifetime of their respective Trust until the next meeting of shareholders called for the purpose of electing trustees and until the election and qualification of his or her successor or, if sooner, until he or she dies, declines to serve, resigns, retires, is removed or is incapacitated as provided by the respective Governing Documents.

Shareholder Meetings and Rights of Shareholders to Call a Meeting. Neither the Claymore Funds nor the PowerShares Funds are required to hold annual meetings of shareholders under the laws of Delaware or Massachusetts, as applicable, or their respective Governing Documents.

The Governing Documents of the Claymore Funds provide that a special meeting of shareholders may be called at any time by a majority of the trustees or the president and shall be called by any trustee for any proper purpose upon written request of shareholders of the Claymore Trust holding in the aggregate not less than fifty-one percent (51%) of the outstanding shares of the Claymore Trust or class or series of Shares having voting rights on the matter, such request specifying the purpose or purposes for which such meeting is to be called.

The Governing Documents of the PowerShares Self-Indexed Trust and the PowerShares Actively Managed Trust provide that meetings of the shareholders shall be called by the secretary of the applicable PowerShares Trust upon the order of the trustees upon the written request of the shareholders holding not less than one-third of the outstanding shares entitled to vote on the matters specified in such written request provided that (1) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (2) the shareholders requesting such meeting shall have paid to the Trust the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary shall determine and specify to such shareholders.

The Governing Documents of the remaining PowerShares Funds provide that meetings of shareholders shall be called: (i) by the Trustees; (ii) by the President of the Trust; or (iii) whenever election of a Trustee or Trustees by shareholders is required by the 1940 Act. Meetings of shareholders shall also be called by the Secretary upon the written request of the shareholders entitled to vote not less than twenty-five percent (25%) of all the votes entitled to be cast at such meeting except to the extent otherwise required by the 1940 Act, provided that (i) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (ii) the shareholders requesting such meeting shall have paid to the Trust the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary shall determine and specify to such shareholders. No meeting need be called upon the request of the holders of Shares entitled to cast less than a majority of all votes entitled to be cast at such meeting, to consider any matter which is substantially the same as a matter voted upon at any meeting of shareholders held during the preceding twelve months.

Quorum. For the Claymore Funds, the holders of a majority of the shares entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum at such meeting of the shareholders for purposes of conducting business on such matter. For all PowerShares Funds, a quorum will exist if shareholders entitled to vote one-third of the outstanding shares are present in person or by proxy, except that the election of trustees requires a plurality vote.

Number of Votes; Aggregate Voting. The Governing Documents of each Trust provide that each shareholder is entitled to one vote for each whole share held, and a fractional vote for each fractional share held. Shareholders of the Claymore Funds are not entitled to cumulative voting in the election or removal of Trustees; and shareholders of the PowerShares Funds are not entitled to cumulative voting in the election of Trustees or on any other matter submitted to a vote of the shareholders.

The Claymore Governing Documents and the PowerShares Governing Documents address aggregate voting. The Claymore Governing Documents provide that, except as otherwise provided in the Claymore Governing Documents, any matter required to be submitted to shareholders and affecting one or more classes or series of shares shall require approval by the required vote of all the affected classes and series of shares voting together as a single class; provided, however, that as to any matter with respect to which a separate vote of any class or series of shares is required by the 1940 Act, such requirement as to a separate vote by that class or series of shares shall apply in addition to a vote of all the affected classes and series voting together as a single class. Similarly, the PowerShares Governing Documents provide that all shares shall be voted in the aggregate, except (i) when required by the 1940 Act to be voted by individual series; and (ii) when the matter involves any action that the trustees have determined will affect only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon.

Right to Vote. The 1940 Act provides that shareholders of each Fund have the power to vote with respect to certain matters: specifically, for the election of trustees, the selection of auditors (under certain circumstances), approval of investment advisory agreements and plans of distribution, and amendments to policies, goals or restrictions deemed to be fundamental. Shareholders of each Fund also have the right to vote on certain matters affecting the Fund under their respective Governing Documents and applicable state law. The following summarizes the matters on which Fund shareholders have a right to vote as well as the minimum shareholder vote required to approve the matter. For matters on which shareholders of a Fund do not have a right to vote, the trustees of the Fund may nonetheless determine to submit the matter to shareholders for approval. Where referenced below, the phrase “1940 Act Majority Vote” means the vote required by the 1940 Act, which is the lesser of (a) 67% or more of the shares present at the Meeting, if the holders of more than 50% of a Fund’s outstanding shares are present or represented by proxy; or (b) more than 50% of a Fund’s outstanding shares.

Election and Removal of Trustees. The shareholders of all Funds are entitled to vote, under certain circumstances, for the election and the removal of trustees. For the PowerShares Funds, but not for the Claymore Funds, trustees are elected by a plurality vote (i.e., the nominees receiving the greatest number of votes are elected). For all Claymore Funds, any of the trustees may be removed (provided the aggregate number of trustees after the removal shall not be less than the minimum number required by the Board) for cause only, and not without cause, and only by action taken by a majority of the remaining trustees followed by the holders of at least seventy-five percent (75%) of the shares then entitled to vote in an election of such trustee. For the PowerShares Actively Managed Trust, any trustee may be removed by a vote of not less than two-thirds of the outstanding shares of such Trust. For each other PowerShares Trust, a trustee may be removed only for “Cause” (which requires willful misconduct, dishonesty, fraud or a felony conviction), and only by a vote of not less than two-thirds of the outstanding shares of PowerShares Trust I, PowerShares Trust II or PowerShares Self-Indexed Trust, as the case may be.

Amendment of Governing Instruments. Except as described below, the trustees of each Trust have the right to amend, from time to time, their respective governing instruments. The By-laws for each trust may be amended by their Trust’s respective trustees without a shareholder vote.

For the PowerShares Trusts, the Declaration may be amended by a majority of the trustees; provided that an amendment to the trustees’ rights under the Declaration requires a 2/3 vote of the trustees. Also, an amendment may not impair the exemption from personal liability of shareholders, trustees, officers and certain other specified parties or limit the indemnification or insurance under the Declaration provided to those persons. Shareholders of PowerShares Trust I have the right to vote on any amendment that would affect their voting rights, any amendment to the provisions of the Declaration relating to amendments thereof, or any amendment submitted to them by the Trustees. Any amendment to the PowerShares Trust I Declaration for which shareholders have the right to vote requires a 1940 Majority Vote of PowerShares Trust I (or applicable Fund, if such amendment would only affect that particular Fund).

Subject to the next paragraph, the Claymore Declaration may be amended by the affirmative vote of the holders of not less than a majority of the affected shares, after a majority of the trustees have approved a resolution therefor. The Trustees also may amend the Claymore Declaration without any vote of shareholders to divide the shares of the Trust into one or more classes or additional classes, or one or more series of any such class or classes, to change the name of the Trust or any class or series of shares, to make any change that does not adversely affect the relative rights or preferences of any shareholder, as they may deem necessary, or to conform the Claymore Declaration to the requirements of the 1940 Act or any other applicable federal laws or regulations including pursuant to the requirements of the regulated investment company provisions of the Code, but the trustees shall not be liable for failing to do so.

Under the Claymore Declaration, specified additional approvals are required to amend specified sections of the Claymore Declaration (specifically, sections relating to trustee powers and rights (including indemnification), protection of shareholders and others from personal liability, amendment of the Claymore Declaration or termination, merger or other transactions involving the Trust), and to reduce the amount payable on the shares upon liquidation of the Trust or to diminish or eliminate any voting rights pertaining thereto. Specifically, any such amendment must be approved by a majority of the trustees and by the affirmative vote of the holders of not less than seventy-five percent (75%) of the shares of each affected class or series outstanding, voting as separate classes or series, or unless such amendment has been approved by 80% of the trustees, in which case approval by a 1940 Act Majority Vote. The Claymore Declaration may not be amended to impair the exemption from personal liability of the shareholders, trustees, officers, employees and agents of the Trust or to permit assessments upon shareholders.

Mergers and Reorganizations. The PowerShares Trust II Declaration permits the trustees, without shareholder vote, to authorize the Trust or any series or class thereof to sell, lease, transfer, pledge, exchange, convey or dispose of all or substantially all of the Trust property (or all or substantially all of the Trust property allocated or belonging to a particular series or class), including its good will, to any one or more business trusts or other business entities or series or classes thereof (including another series or class of the Trust) upon such terms and conditions and for such consideration (which may include the assumption of some or all of the outstanding obligations and liabilities, accrued or contingent, whether known or unknown, of the Trust or such series or class).

The Claymore Declarations provide that, except for certain transactions of the Trust involving a “Principal Shareholder,” as defined, the Trust may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the trust property upon such terms and conditions and for such consideration when and as authorized by two-thirds of the trustees and approved by a 1940 Act Majority Vote of the Claymore Trust. (“Principal Shareholder” is generally defined based on beneficial ownership of five percent (5%) or more of any class or series of shares of the Trust.) Also, without the approval of shareholders, the trustees may organize entities to take over the Trust property or to carry on any business in which the Trust has any interest, and to transfer all or a portion of the Trust property to such entities in exchange for the shares or securities thereof, or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such entities in which the Trust holds or is about to acquire shares or any other interests.

When a Principal Shareholder is a party to certain merger and other transactions with the Claymore Trust, the Claymore Declaration requires the affirmative vote or consent of a majority of the trustees then in office followed by the affirmative vote of the holders of not less than seventy five percent (75%) of the shares of each affected class or series outstanding, voting as separate classes or series. That vote is not required, however, if eighty percent (80%) of the trustees approve a memorandum of understanding with the Principal Shareholder with respect to and substantially consistent with such transaction, in which case approval by a 1940 Act Majority Vote is the only vote of shareholders required by that section of the Claymore Declaration. That vote also is not required for any such merger or other specified transaction with any entity of which a majority of the outstanding shares of all classes and series of a stock normally entitled to vote in elections of directors is owned of record or beneficially by the Trust and its subsidiaries. (The trustees’ authority to create certain subsidiaries is described in the preceding paragraph.) The Board has the authority to conclusively determine whether for the purposes of these provisions, a corporation, person or entity beneficially owns five percent (5%) or more of the outstanding shares of any class or series, and to make specified other conclusive determinations regarding the transaction.

The PowerShares Trust I Declaration requires an affirmative vote of at least sixty-six and two-thirds percent (66-2/3%) of the outstanding shares of PowerShares Trust I or an affected PowerShares Fund in order to approve (i) a merger or consolidation of the Trust or a series of the Trust with any corporation, association, trust or other organization or a reorganization or recapitalization of the Trust or a series of the Trust, or (ii) a sale, lease or transfer of all or substantially all of the assets of the Trust or series of the Trust (other than in the regular course of the Trust’s investment activities) unless such action is recommended by the trustees, in which case the affirmative vote of a majority of the outstanding voting securities of the Trust or the affected series or class is required. The PowerShares Trust I Declaration states that nothing in the declaration shall be construed as requiring approval of shareholders for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Trust issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity).

The PowerShares Self-Indexed Trust and PowerShares Actively Managed Trust Declarations also permit various transactions without shareholder vote under the Declaration. As in the PowerShares Trust II, the trustees of these two Trusts may authorize the Trust or any series or class thereof, to sell, lease, transfer, pledge, exchange, convey or dispose of all or substantially all of the Trust property (or all or substantially all of the Trust property allocated or belonging to a particular series or class), including its good will, to any one or more business or statutory trusts or other business entities or series or classes thereof (including another series or class of the Trust) upon such terms and conditions and for such consideration (which may include the assumption of some or all of the outstanding obligations and liabilities, accrued or contingent, whether known or unknown, of the Trust or such series or class) as may be authorized by the trustees.

In addition, subject to applicable law, the Trust may merge or consolidate with or into one or more statutory trusts or other business entities or series or classes thereof formed or organized or existing under the laws of Delaware or any other state or the United States or any foreign country or other foreign jurisdiction by the affirmative vote of two-thirds (2/3) of the trustees. Further, without shareholder vote, the trustees may authorize the creation of one or more statutory trusts, to which all or any part of the assets, liabilities, profits, or losses of the Trust or any series or class thereof may be transferred and may provide for the conversion of shares of the Trust or any series or class thereof into beneficial interests in any such newly created trust or trusts or any series or classes thereof. The PowerShares Self-Indexed Trust Declaration (but not the PowerShares Actively Managed Trust Declarations) also states that the Trust may convert into a business entity formed or organized under the laws of Delaware or any other state of the United States or any foreign country or other foreign jurisdiction by the affirmative vote of two-thirds (2/3) of the trustees, and any such conversion shall otherwise be done in accordance with Section 3821 of the Delaware Statutory Trust Act.

Termination of a Trust; Liquidation of a Fund. The trustees of each Trust, other than PowerShares Trust I, may terminate the Trust or a fund without shareholder vote. The PowerShares Trust I Declaration provides that PowerShares Trust I or any fund thereof may be terminated by the trustees, without a shareholder vote, upon written notice to shareholders, or by the approval of at least sixty-six and two-thirds percent (66-2/3%) of the outstanding shares of the Trust or such fund, provided that if such action is recommended by the trustees, then the vote of a majority of the outstanding voting securities of the Trust or such fund is required.

Court Actions, Proceedings and Claims. The Governing Documents of the Claymore Funds states that, except to the extent required for a corporation formed under the Delaware General Corporation Law, the shareholders shall have no power to vote as to whether or not a court action, legal proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders. The other Trusts’ Declarations do not contain provisions dealing with voting as to court actions, except the PowerShares Trust I Declaration. The PowerShares Trust I Declaration provides that shareholders have the power to vote to the same extent as the shareholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of PowerShares Trust I or the shareholders.

Derivative Actions. The PowerShares Trusts’ respective Declarations have provisions regarding derivative actions, but the processes differ between them. The Claymore Trusts respective Declarations do not have provisions regarding derivative actions.

The PowerShares Trust I Declaration provides that shareholders may not bring suit on behalf of a Fund without first requesting that the trustees bring such suit unless there would be irreparable injury to the Fund, or if a majority of the trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as trustees. Following receipt of the demand, the trustees have a period of 45 days to consider the demand. In their sole discretion, the trustees may submit the matter to a vote of shareholders of the Trust, as appropriate. Any decision by the trustees to bring, maintain or settle (or not to bring, maintain or settle) such court action, proceeding or claim, or to submit the matter to a vote of shareholders, shall be made by the trustees in their business judgment and shall be binding upon the shareholders.

The PowerShares Trust II Declaration provides that, to bring a derivative action, a shareholder must: (i) be or have been a shareholder of the series on behalf of or in the right of which the derivative action is proposed to be brought at the time of the action or failure to act complained of, or acquired the shares afterwards by operation of law from a person who was a shareholder at that time; (ii) be a shareholder of the affected series at the time the demand was made; (iii) have previously made a written demand on the trustees, containing various information, certifications, undertakings and acknowledgements, and requesting that the trustees cause the PowerShares Trust to file the action itself on behalf of the affected series; and (iv) serve a copy of the proposed derivative complaint on the Trust, assuming the first three requirements have been met. Following receipt of the demand, the trustees have a period of at least 90 days to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as trustees. If a demand is rejected, the complaining shareholder will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Fund in connection with the consideration of the demand, if a court determines that the demand was made without reasonable cause or for an improper purpose.

The PowerShares Actively Managed Trust Declaration and the PowerShares Actively Self-Indexed Trust Declaration provide that, subject to the Delaware Statute, to bring a derivative action, a shareholder must: (i) be or have been a shareholder of the series on behalf of or in the right of which the derivative action is proposed to be brought at the time of the action or failure to act complained of, or acquired the shares afterwards by operation of law from a person who was a shareholder at that time; (ii) be a shareholder of the affected series at the time the demand was made; (iii) have previously made a written demand, signed by at least three complaining shareholders that have no affiliation or relationship with each other, on the trustees requesting that the trustees cause the PowerShares Trust to file the action itself on behalf of the affected series; (iv) shareholders owning shares representing at least ten percent (10%) of the voting power of the affected Fund must join in initiating the derivative action; and (v) serve a copy of the proposed derivative complaint on the Trust, assuming the first three requirements have been met. Following receipt of the demand, the Trustees have a period of at least 90 days to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as trustees. If a demand is rejected, the complaining shareholder will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Fund in connection with the consideration of the demand, if a court determines that the demand was made without reasonable cause or for an improper purpose.

Liability of Shareholders. The Governing Documents of the Claymore Funds generally provide that shareholders shall not be personally liable for the obligations of the Claymore Trust or any series. Shareholders shall have the same limitation of personal liability as is extended to shareholders of a private corporation incorporated in Delaware. Similarly, the Governing Documents of the PowerShares Funds generally provide that shareholders will not be personally liable for the obligations of the PowerShares Trust or any series.

Liability of Trustees and Officers. Each Trust’s Declaration generally provides that a trustee shall not be liable to any person, other than the Trust or its shareholders, in connection with the affairs of the Trust, and that all persons shall look solely to the Trust’s property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. With respect to the Trust or its shareholders, a trustee shall not be liable for any action or failure to act, or errors of judgment or mistakes of fact or law, except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual’s office.

Indemnification. Each Trust’s Declaration provides that each person who is, or has been, a trustee or officer of the respective Trust (“Covered Person”) shall be indemnified by that Trust (or to the fullest extent permitted by law, under the PowerShares Trusts) against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit, or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof.

The Governing Documents of each PowerShares Trust also provide that any shareholder held personally solely by being or having been a shareholder (and not because of acts or omissions or some other reason) shall be entitled out of the assets of the applicable Trust or Fund to be held harmless from and indemnified against all loss and expense arising from such liability. The Claymore Governing Documents do not provide for indemnification of shareholders.

Each Trust may advance expenses incurred in defending any proceedings, subject to certain conditions, and to the extent permitted by applicable law.

Under the PowerShares Trusts II Declaration, PowerShares Self-Indexed Trust Declaration and PowerShares Actively Managed Trust Declaration, no indemnification will be provided to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

Ownership of Shares

Security Ownership of Large Shareholders

A list of the name, address and percent ownership of each person who, as of [November 17, 2017], were record owners (or to the knowledge of any Fund, beneficial owners) of 5% or more of the shares of each Claymore Fund is included in Appendix H.

The PowerShares Funds have not yet commenced operations and, therefore, do not have any shareholders as of the date of this Proxy Statement/Prospectus.

Security Ownership of Management and Trustees

As of [November 17, 2017], Trustees and officers of the Claymore Funds, as a group, owned less than 1% of each Claymore Fund’s outstanding shares.

Availability of Additional Information

For additional information about the Claymore Funds, see the Claymore Funds’ respective prospectuses and SAIs, copies of which may be obtained without charge by writing or calling the applicable Claymore Trust at the address and telephone number set forth on the first page of this Proxy Statement/Prospectus. For additional information about the PowerShares Funds, see Appendix E to this Proxy Statement/Prospectus and the SAI related to this Proxy Statement/Prospectus. A copy of the SAI related to this Proxy Statement/Prospectus may be obtained without charge by writing or calling the PowerShares Trusts at the address and telephone number set forth on the first page of this Proxy Statement/Prospectus.

The Trusts file proxy materials, reports and other information with the SEC in accordance with the informational requirements of the 1934 Act and the 1940 Act. These materials can be inspected and copied at the public reference facilities maintained by the SEC at: 100 F Street, N.E., Room 1580, Washington, D.C. 20549-1520 and at certain of the SEC’s regional offices: SEC Regional Offices: Atlanta – 950 East Paces Ferry NE, Suite 900, Atlanta GA 30326; Boston – 33 Arch Street, 23rd Floor, Boston, MA 02110; Chicago – 175 West Jackson Blvd., Suite 900, Chicago, IL 60604; Denver –1961 Stout Street, Suite 1700, Denver, CO 80294; Fort Worth – Burnett Plaza, Suite 1900, 801 Cherry Street, Unit #18, Fort Worth, TX 76102; Los Angeles – 444 South Flower Street, Suite 900, Los Angeles, CA 90071; Miami – 801 Brickell Ave., Suite 1800, Miami, FL 33131; New York – 200 Vesey Street, Suite 400, New York, NY 10281; Philadelphia – One Penn Center, 1617 JFK Boulevard, Suite 520, Philadelphia, PA 19103; Salt Lake City –351 S. West Temple Street, Suite 6.100, Salt Lake City, UT 84101; and San Francisco – 44 Montgomery Street, Suite 2800, San Francisco, CA 94104. You can also obtain copies of this information , after paying a duplicating fee at prescribed rates, by writing to the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Washington, DC 20549 or from the SEC’s Internet site at http://www.sec.gov or by electronic request at the following email address: publicinfo@sec.gov.

Additionally, reports, proxy statements and other information concerning each Claymore Fund can be inspected at NYSE Arca, Inc., the national securities exchange upon which shares of each Claymore Fund are listed.

INFORMATION ABOUT THE REORGANIZATION

General

Shareholders of each Claymore Fund are being asked to approve the Plan of Reorganization by and between the applicable Claymore Trust, on behalf of each Claymore Fund, and the applicable PowerShares Trust, on behalf of each corresponding PowerShares Fund. A form of the Plan of Reorganization is attached as Appendix B to this Proxy Statement/Prospectus. By approving the Plan of Reorganization, you are also approving the reorganization of your Claymore Fund into its respective PowerShares Fund pursuant to the Plan of Reorganization.

Shareholders of each Claymore Fund may sell their shares at any time prior to the consummation of the Reorganization. Sales or redemptions, consistent with the Claymore Funds’ prospectus, are considered taxable events and may result in a capital gain or capital loss for tax purposes. In addition, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes (except with respect to cash received in lieu of fractional shares, if any).

Terms of the Plan of Reorganization

A form of the Plan of Reorganization is attached as Appendix B to this Proxy Statement/Prospectus for your review. The following is a brief summary of the principal terms of the Plan:

–	Each Claymore Fund will transfer all or substantially all of its assets in exchange for the corresponding PowerShares Fund’s assumption of substantially all of the Claymore Fund’s liabilities and shares of the corresponding PowerShares Fund with an aggregate NAV equal to the aggregate NAV of the transferred assets and liabilities;

–	The shares of a PowerShares Fund received by the corresponding Claymore Fund will be distributed to the Claymore Fund’s respective shareholders of the corresponding shares pro rata in accordance with their percentage ownership of such class of the Claymore Fund in full liquidation of the Claymore Fund;

–	After the Reorganization, each Claymore Fund will be terminated, and its affairs will be wound up in an orderly fashion; and

–	The Reorganization will occur on the next business day after the time when the assets of each Claymore Fund and its corresponding PowerShares Fund are valued for purposes of the Reorganization (currently scheduled to be on [ ], 2018).

The Reorganization will not close unless and until the conditions to the closing of the Transaction Agreement are met or waived by the applicable parties. One condition to both parties’ obligations to effect the closing under the Transaction Agreement is that the annualized revenues of Guggenheim Capital’s ETF business as of a date shortly prior to the closing under the Transaction Agreement are at least 70% of those revenues as of September 8, 2017, calculated in a manner that excludes the impact of market movements and any Claymore Funds that have not received shareholder approval for the Reorganization by the calculation date. If this condition (or other applicable conditions) are not met or waived, the Reorganization will not be consummated, even if shareholders of a Claymore Fund approved the Reorganization, and the Claymore Funds will not be combined with the PowerShares Funds.

The Plan of Reorganization may be terminated and the Reorganization abandoned at any time prior to the Closing Date, as set forth in the Plan of Reorganization, by the Claymore Board or the PowerShares Board, if either determines that the proceeding with the Reorganization is not in the best interests of the shareholders of the Claymore Fund or PowerShares Fund, respectively. The Plan of Reorganization also may be amended at any time, in accordance with its terms.

Invesco and Guggenheim Capital have made certain covenants in the Transaction Agreement regarding compliance with Section 15(f) of the 1940 Act, which, in pertinent part, provides a safe harbor for the receipt by an investment adviser or any of its affiliated persons of any amount or benefit in connection with certain transactions, such as the Transaction, involving an assignment of an investment management services agreement as long as two conditions are satisfied.

The first condition requires that no “unfair burden” be imposed on the investment company as a result of the Transaction, or as a result of any express or implied terms, conditions or understandings applicable to the Transaction. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor investment adviser), or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from such investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company (other than bona fide ordinary fees for principal underwriting services). No such compensation arrangements are contemplated in the Transaction. Guggenheim Capital and Invesco have agreed to refrain from imposing or seeking to impose, for a period of two years after the closing of the Transaction, any “unfair burden” on the Funds in the form of increased costs.

The second condition requires that, during the three-year period immediately following the closing of such transactions, at least 75% of the investment company’s board trustees not be “interested persons” (as defined in

Section 2(a)(19) of the 1940 Act) of the investment adviser or predecessor investment adviser. The PowerShares Board currently satisfies such 75% requirement. Invesco has agreed with Guggenheim Capital to use its reasonable best efforts to ensure continued satisfaction of the 75% requirement for the three-year period following the closing of the Transaction.

Shares You Will Receive

If the Reorganization occurs, the shares of the PowerShares Fund (and cash with respect to any fractional shares) to be issued to you in exchange for your Claymore Fund shares will have an aggregate NAV equal to the aggregate NAV of your corresponding Claymore Fund shares as of the close of business on the business day before the Closing Date of the Reorganization. You will have voting rights substantially similar to those you currently have, but as a shareholder of the PowerShares Fund.

Shares of each PowerShares Fund issued to the shareholders of its corresponding Claymore Fund pursuant to the Reorganization will be duly authorized, fully paid and non-assessable when issued, will be transferable without restriction and will have no preemptive or conversion rights.

Factors Considered by the Claymore Board in Approving the Plan of Reorganization

Oversight of the management and affairs of each of the Claymore Trusts is the responsibility of the Claymore Board. A majority of the members of the Claymore Board—8 of 9—are “independent,” meaning they are not “interested person[s],” as defined by the 1940 Act, of the Claymore Trusts (“Independent Trustees” or individually, an “Independent Trustee”), including the Chairman of the Claymore Board.

At an executive session of the Independent Trustees held in connection with the Claymore Board’s August 22-23, 2017 meeting (the “August Meeting”), representatives of Guggenheim Investments (“Guggenheim”), the global asset management and investment advisory division of Guggenheim Partners, LLC, advised the Independent Trustees of Guggenheim’s intention to sell its exchange-traded funds business. Guggenheim management explained to the Independent Trustees that it had identified Invesco, a leading independent global investment management company, as an organization that could provide the necessary scale of operations, strong infrastructure and broad distribution capabilities to support each of the Claymore Funds. The Independent Trustees were also advised that, as part of the transaction with Invesco, Guggenheim would recommend proposals to reorganize each of the Claymore Funds into a newly formed PowerShares Fund (previously defined as the “Reorganization”). (References to “Guggenheim” hereafter should be understood as including the Claymore Advisers—GFIA and GPIM. GFIA serves as the investment adviser to each series of the Claymore Trusts, except Guggenheim Total Return Bond ETF, which is managed by GPIM. Similarly, references to Invesco should be understood as including IPCM, the investment adviser to the PowerShares Funds, and Invesco Advisers, the investment sub-adviser to the actively managed PowerShares Funds.)

Various representatives of Invesco, including Invesco’s President and Chief Executive Officer, met with the Claymore Board at the August Meeting and discussed, among other things, Invesco’s business, fiduciary culture and strategic objectives and the organization’s expertise, investment approach and capabilities, product range and scale of operations. The presentation by the Invesco representatives included a discussion of Invesco’s risk oversight and governance functions. In addition, Invesco’s President and Chief Executive Officer and other senior personnel discussed Invesco’s business rationale for the transaction with Guggenheim and described the benefits that Invesco believes shareholders could experience if the Reorganization is completed.

Subsequent to the August Meeting, the Independent Trustees worked with their independent legal counsel to prepare a formal due diligence request (the “Request”) that was submitted to Invesco on August 29, 2017, and included a document request list, set forth certain Board requirements relating to the Reorganization with respect to each of the Claymore Funds and identified various questions to be addressed and information to be provided by Invesco. Thereafter, Invesco provided documents and information in response to the Request (the “Response Materials”), which the Claymore Board received in advance of a special Claymore Board meeting held on September 26, 2017 (the “September Meeting”). The September Meeting was convened to, among other things, provide the Claymore Board an opportunity to seek guidance from counsel regarding the Response Materials and to raise any issues or questions regarding the Response Materials with Invesco representatives. Invesco representatives participated in a portion of the September Meeting and addressed various matters concerning the Response Materials, including the structure of the Reorganizations and the nature, extent and quality of services Invesco is expected to provide to each of the PowerShares Funds following the Reorganization.

As part of the Board’s due diligence process, prior to the September Meeting certain Independent Trustees met with representatives of the PowerShares Board, including the Chair of the PowerShares Board and the Chairs of the Audit Committee and Nominating and Governance Committee of the PowerShares Board, each of whom is an independent trustee. The Independent Trustees of the Claymore Board provided a report to their colleagues at the September Board Meeting on their observations and the topics discussed with the representatives of the PowerShares Board, including Invesco’s “tone at the top” and commitment to compliance, the resources allocated by Invesco to compliance and legal personnel and the relationship between the PowerShares Board and Invesco management, among other things.

Following the September Meeting, the Independent Trustees developed a supplemental request for additional information, which was provided to Invesco on October 4, 2017. At another special Claymore Board meeting held on October 26, 2017 (the “October Meeting”), the Claymore Board considered Invesco’s response to the supplemental information request and again met with the management of Invesco to discuss the proposed Reorganization as to each of the Claymore Funds, and also met with various investment professionals from Invesco, including key personnel from Invesco Indexing, Invesco’s self-indexing business unit, as well as representatives of the portfolio management teams that would be responsible for the actively managed PowerShares Funds.

At a regular quarterly meeting held on November 14-15, 2017 (the “November Meeting”), the Claymore Board further discussed and considered the proposed Reorganization, including the terms of the Plan of Reorganization.

During each of these meetings, the Claymore Board sought additional and clarifying information as it deemed necessary or appropriate. Throughout the process, the Independent Trustees had the assistance of their independent legal counsel and counsel to the Claymore Funds, who advised them on, among other things, their duties and obligations.

In determining whether to approve the Plan of Reorganization with respect to each Claymore Fund, and whether to recommend that shareholders of each Claymore Fund approve the Plan of Reorganization with respect to their Claymore Fund, the Claymore Board received information and made inquiries into all matters as it deemed appropriate. The Claymore Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

•	Investment Objectives, Strategies and Principal Risks. The Claymore Board considered that each Claymore Fund would be reorganized into a newly formed PowerShares Fund. The Claymore Board noted that each PowerShares Fund’s investment objective will be the same, and its principal investment strategies and principal investment risks will be substantially the same, as those of the corresponding Claymore Fund.

•	Underlying Index. With respect to each Claymore Fund that seeks investment results that correspond generally to the performance, before fees and expenses, of an underlying index, the Claymore Board considered that each PowerShares Fund expects to use the same index as its corresponding Claymore Fund. The Claymore Board also took into account the fact that the providers of many of the underlying indices tracked by the Claymore Funds had already agreed to transfer the relevant index licenses to Invesco for tracking by the applicable PowerShares Funds, as well as the representation from Invesco that the remaining relevant licenses also are expected to be transferred in time for the Reorganization.

•	Self-Indexing Capabilities. With respect to each Claymore Fund that is self-indexed, the Claymore Board considered information provided with respect to the resources and capabilities of Invesco Indexing, a wholly-owned subsidiary of Invesco, which will support the operation of the PowerShares Funds that are self-indexed. The Claymore Board considered assurances from Invesco that it had dedicated staff and resources to provide the necessary self-indexing services, as well as the necessary compliance infrastructure to address potential conflicts of interest.

•	Investment Performance and Performance Oversight. The Claymore Board considered that each PowerShares Fund will adopt the historical performance record of its corresponding Claymore Fund. The Claymore Board also considered information regarding the performance record of the other PowerShares ETFs managed by Invesco and other funds managed by Invesco with substantially similar investment strategies to those Claymore Funds that are actively managed, as well as information regarding the processes and analyses that Invesco employs for monitoring and determining the adequacy of fund performance, including the evaluation of index tracking error, as applicable.

•	Reputation, Financial Strength and Resources of IPCM and Invesco. The Claymore Board considered comprehensive information provided with respect to the reputation, financial strength and resources of IPCM and Invesco, including: Invesco’s decade long commitment to the ETF category with significant investments and market success; Invesco’s client outcome philosophy combined with the firm’s breadth of investment capabilities; Invesco’s long-standing and deep relationships with top wealth management platforms in the U.S.; Invesco’s at-scale operational infrastructure and global ETF expertise; effective operational relationships with key participants across the ETF industry, including market makers, trading venues, custodians, service providers and regulators. In evaluating the resources of Invesco and the rationale for the Reorganization, the Claymore Board also took into account the challenging operating environment for asset managers and broader industry trends, and, in this regard, considered Guggenheim’s belief that the Claymore Funds should benefit from an organization of Invesco’s size and scale, as well as from Invesco’s range of services and products.

•	Portfolio Management Capabilities. The Claymore Board considered the professional experience, education, affiliations and/or other credentials or qualifications of the anticipated portfolio managers for the PowerShares Funds, including their tenure at Invesco and track record. The Claymore Board also considered the relevant anticipated portfolio managers’ experience managing actively managed funds with substantially similar investment strategies to those Claymore Funds that are actively managed.

•	Management Fee and Net Annual Operating Expenses. With respect to each Claymore Fund, the Claymore Board considered the impact of the Reorganization on the management fee and total fees and expenses. The Claymore Board considered that each PowerShares Fund would adopt the same management fee structure (unitary fee structure or non-unitary fee structure) as the corresponding Claymore Fund. With respect to Claymore Funds with unitary fees, the Claymore Board considered that the unitary fee rate for each PowerShares Fund would not exceed the unitary fee rate currently in effect for the corresponding Claymore Fund. The Claymore Board also considered whether there were material differences in the fees and expenses anticipated to be subject to the unitary fee.

With respect to Claymore Funds with non-unitary fees, the Claymore Board noted that the management fee rates of each Claymore Fund would not change as a result of the Reorganization. The Claymore Board also considered Invesco’s contractual commitment to maintain the net annual operating expense ratio (i.e., the total annual fund operating expense ratio after fee waivers and expense caps) of each PowerShares Fund at an amount equal to or less than the net operating expense ratio of the corresponding Claymore Fund as of September 28, 2017 and through the later of: (i) two years from the closing of the Reorganization; or (ii) the expiration date of the corresponding Claymore Fund’s expense cap as listed in its then current registration statement on September 28, 2017. The Claymore Board considered that the PowerShares Funds will have certain fixed costs that, for funds with a smaller asset base, could result in the fund having a higher gross expense ratio than it would have had if it had continued to operate as a Claymore Fund. The Claymore Board also considered that the size of a fund following the expiration of the current expense cap cannot be predicted, nor can it be known what if any expense cap would be in place following the expiration of the current expense cap, whether the fund remained as a Claymore Fund or had become a PowerShares Fund. The Claymore Board took into account its understanding of the annual contract renewal process of the PowerShares Board and representations from Invesco regarding its philosophy with respect to expense limitations in considering the impact of the Reorganization as to each Claymore Fund after the expiration of the expense caps.

•	Fee Waiver to Reduce Acquired Fund Fees and Expenses (GTO). With respect to Guggenheim Total Return Bond Fund (GTO), the Claymore Board considered that IPCM has contractually agreed to waive its management fee and/or reimburse fund expenses in an amount equal to the Fund’s management fee attributable to the Fund’s assets invested in a fund affiliated with IPCM.

•	Tax Implications. The Claymore Board considered the relative tax aspects of the Reorganization as to the Claymore Funds and their shareholders. The Reorganization, as to each of the Claymore Funds, is intended to qualify as a tax-free “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and will not take place unless an opinion of counsel is provided to that effect. Assuming the Reorganization so qualifies, there is expected to be no gain or loss recognized by shareholders for U.S. federal income tax purposes as a direct result of the Reorganization (except with respect to cash received by a shareholder in lieu of fractional shares).

•	Costs and Expenses of the Reorganizations. The Claymore Board considered that the Plan of Reorganization provides that Invesco and Guggenheim will bear the costs and expenses of the Claymore Funds and PowerShares Funds with respect to the Reorganization, including costs or expenses associated with obtaining Board and shareholder approval, proxy solicitation expenses and legal fees, regardless of whether the Reorganization is consummated.

•	Economies of Scale. The Claymore Funds may benefit from the potential for increased economies of scale from operational efficiencies within a larger fund complex.

•	Invesco’s Distribution Capabilities. Access to Invesco’s distribution capabilities may create the potential for asset growth and a more stable asset base. Asset growth, if realized, may result in better liquidity, narrower trading spreads and greater efficiencies.

•	Invesco’s Compliance and Risk Program and Processes. The Claymore Board considered information provided by Invesco and presentations by Invesco’s representatives with respect to Invesco’s compliance policies and procedures and risk programs including policies and procedures designed to minimize conflicts of interest among any of the self-indexed PowerShares Funds and affiliated accounts. In evaluating Invesco’s compliance program, the Claymore Board also took into account the assessment by the Claymore Funds’ Chief Compliance Officer that such compliance program appears to be reasonably designed to prevent, detect and correct violations of the federal securities laws.

•	PowerShares Fund Board Governance. The Claymore Board considered information regarding the PowerShares Board received in writing and through meeting with representatives of the PowerShares Board.

With respect to each Claymore Fund, the Claymore Board concluded that the Reorganization is in the best interests of the Claymore Fund. The determinations were made on the basis of the business judgment of the Claymore Board after consideration of all of the factors taken as a whole, though individual members of the Claymore Board may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

U.S. Federal Income Tax Consequences

The following is a general summary of some of the important U.S. federal income tax consequences of the Reorganization and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account, such as an individual retirement account (IRA) or qualified retirement plan.

The Reorganization is intended to be tax-free. As a condition to consummation of the Reorganization, Stradley Ronon Stevens & Young, LLP, counsel to the PowerShares Trust, will deliver an opinion (“Tax Opinion”) to the

Trusts to the effect that, based on the facts and assumptions stated therein (as well as certain representations of each Trust) and the existing federal income tax law, and conditioned on the Reorganization being completed in accordance with the Plan of Reorganization, for federal income tax purposes:

•	The Reorganization will qualify as a “reorganization” (as defined in section 368(a)(1) of the Code), and each Fund will be a “party to a reorganization” (within the meaning of section 368(b) of the Code);

•	No Fund will recognize any gain or loss on the Reorganization;

•	The Claymore Funds’ shareholders will not recognize any gain or loss on the exchange of their Claymore Fund shares for corresponding PowerShares Fund shares, except with respect to cash received in lieu of fractional shares, if any;

•	The holding period for, and tax basis in, PowerShares Fund shares that a Claymore Fund shareholder receives pursuant to the Reorganization will include the holding period for, and will be the same as the aggregate tax basis in, the Claymore Fund shares the shareholder holds immediately before the Reorganization (reduced by the amount of any tax basis allocable to a fractional share for which cash is received, if any, and provided the shareholder holds the shares as capital assets at the time of the closing of the Reorganization); and

•	A PowerShares Fund’s tax basis in each asset the corresponding Claymore Fund transfers to it will be the same as the Claymore Fund’s tax basis therein immediately before the Reorganization, and the PowerShares Fund’s holding period for each such asset will include the Claymore Fund’s holding period therefore (except where a PowerShares Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period).

Notwithstanding the foregoing, no opinion will be expressed as to the tax consequences of the Reorganization on contracts or securities on which gain or loss is recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code. None of the Funds has requested or will request an advance ruling from the IRS as to the U.S. federal income tax consequences of the Reorganization.

The Tax Opinion is not binding on the Internal Revenue Service (“IRS”) or the courts and is not a guarantee that the tax consequences of the Reorganization will be as described above. If the Reorganization was consummated but the IRS or the courts were to determine that the Reorganization did not qualify as a tax-free reorganization under the Code, and thus was taxable, the applicable Claymore Fund would recognize gain or loss on the transfer of its assets to the corresponding PowerShares Fund, and each shareholder of the applicable Claymore Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Claymore Fund shares and the fair market value of the shares of the PowerShares Fund it received.

General Limitations on Capital Losses. Assuming a Reorganization qualifies as tax-free reorganization, as expected, each of the PowerShares Funds will succeed to the tax attributes of the corresponding Claymore Fund upon the closing of the Reorganization, including any capital loss carryovers that could have been used by each Claymore Fund to offset its future realized capital gains, if any, for federal income tax purposes. The capital loss carryovers of both Funds will be available to offset future gains recognized by the combined Fund. Capital losses of a Fund arising in taxable years beginning after December 22, 2010 may be carried forward indefinitely to offset future capital gains; capital losses arising in earlier taxable years generally may be carried forward only to each of the eight taxable years succeeding the loss year. Capital losses incurred in pre-enactment taxable years may not be used to offset capital gains until all net capital losses arising in post-enactment taxable years have been utilized. As a result, some net capital loss carryovers incurred in pre-enactment taxable years which otherwise would have been utilized under prior law may expire.

If, as is anticipated, at the time of the closing of the Reorganization, a PowerShares Fund has either no assets or de minimis assets incident to its organization, there will be no change of ownership of the corresponding Claymore Fund as a result of the Reorganization. Thus, a reorganization of a Claymore Fund into a PowerShares Fund is not expected to result in any limitation on the use by the PowerShares Fund of the Claymore Fund’s capital loss carryovers, if any. However, the capital losses of a PowerShares Fund, as the successor in interest to a Claymore Fund, may subsequently become subject to an annual limitation as a result of sales of the PowerShares Fund shares or other reorganization transactions in which the PowerShares Fund might engage post-Reorganization.

Appreciation in Value of Investments. Shareholders of a Claymore Fund will receive a proportionate share of any taxable income and gains realized by the corresponding PowerShares Fund and not distributed to its shareholders prior to the Reorganization when such income and gains are eventually distributed by the corresponding PowerShares Fund.

The foregoing description of the U.S. federal income tax consequences of the Reorganization applies generally to shareholders who are not tax-exempt investors and does not take into account your particular facts and circumstances. Consult your own tax adviser about the effect of state, local, foreign, and other tax laws because this discussion only relates to U.S. federal income tax laws.

Capitalization

The following tables show on an unaudited basis the capitalization of each Claymore Fund as of October 31, 2017. The PowerShares Funds are newly formed series of the PowerShares Trusts that will commence operations upon consummation of the Reorganization. Therefore, the PowerShares Funds had no assets or shares outstanding as of October 31, 2017, and no estimated capitalization is available. The table also sets forth the pro forma combined capitalization of the combined Funds as if the Reorganization had occurred. If the Reorganization is consummated, the net assets, NAV per share and shares outstanding on the Closing Date will vary from the information below due to changes in the market value of the portfolio securities of the Claymore Funds between October 31, 2017 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of the Claymore Funds during that period resulting from income and distributions, and changes in the accrued liabilities of the Claymore Funds during the same period.

Each Claymore Fund shall be the accounting and performance survivor in the Reorganization, with the result that the corresponding PowerShares Fund, as the corporate survivor in the Reorganization, shall adopt the accounting and performance history of the Claymore Fund.

	Net Assets*	Shares Outstanding	Net Asset Value Per Share
Guggenheim BRIC ETF	$91,102,263	2,450,800	$37.17
PowerShares BRIC Portfolio	—	—	—
Pro Forma Adjustments to Capitalization	—	—	—
Pro forma Combined PowerShares Fund	$91,102,263	2,450,800	$37.17

Guggenheim Dow Jones Industrial Average Dividend ETF	$11,394,747	350,000	$32.56
PowerShares Dow Jones Industrial Average Dividend Portfolio	—	—	—
Pro Forma Adjustments to Capitalization	—	—	—
Pro forma Combined PowerShares Fund	$11,394,747	350,000	$32.56

Guggenheim Insider Sentiment ETF	$72,636,040	1,200,800	$60.49
PowerShares Insider Sentiment Portfolio	—	—	—
Pro Forma Adjustments to Capitalization	—	—	—
Pro forma Combined PowerShares Fund	$72,636,040	1,200,800	$60.49

Guggenheim Mid-Cap Core ETF	$232,380,120	3,600,000	$64.55
PowerShares Zacks Mid-Cap Portfolio	—	—	—
Pro Forma Adjustments to Capitalization	—	—	—
Pro forma Combined PowerShares Fund	$232,380,120	3,600,000	$64.55

Guggenheim Multi-Asset Income ETF	$337,648,357	15,650,800	$21.57
PowerShares Zacks Multi-Asset Income Portfolio	—	—	—
Pro Forma Adjustments to Capitalization	—	—	—
Pro forma Combined PowerShares Fund	$337,648,357	15,650,800	$21.57

	Net Assets*	Shares Outstanding	Net Asset Value Per Share
Guggenheim Raymond James SB-1 Equity ETF	$189,265,026	4,572,822	$41.39
PowerShares Raymond James SB-1 Equity Portfolio	—	—	—
Pro Forma Adjustments to Capitalization	—	—	—
Pro forma Combined PowerShares Fund	$189,265,026	4,572,822	$41.39

Guggenheim S&P Spin-Off ETF	$207,393,607	4,050,000	$51.21
PowerShares S&P Spin-Off Portfolio	—	—	—
Pro Forma Adjustments to Capitalization	—	—	—
Pro forma Combined PowerShares Fund	$207,393,607	4,050,000	$51.21

Wilshire Micro-Cap ETF	$26,842,899	800,800	$33.52
PowerShares Wilshire Micro-Cap Portfolio	—	—	—
Pro Forma Adjustments to Capitalization	—	—	—
Pro forma Combined PowerShares Fund	$26,842,899	800,800	$33.52

Wilshire US REIT ETF	$18,555,387	400,000	$46.39
PowerShares Wilshire US REIT Portfolio	—	—	—
Pro Forma Adjustments to Capitalization	—	—	—
Pro forma Combined PowerShares Fund	$18,555,387	400,000	$46.39

Guggenheim S&P Global Dividend Opportunities Index ETF	$59,017,780	5,360,000	$11.01
PowerShares S&P Global Dividend Opportunities Index Portfolio	—	—	—
Pro Forma Adjustments to Capitalization	—	—	—
Pro forma Combined PowerShares Fund	$59,017,780	5,360,000	$11.01

Guggenheim BulletShares 2018 Corporate Bond ETF	$1,023,703,859	48,300,000	$21.19
PowerShares BulletShares 2018 Corporate Bond Portfolio	—	—	—
Pro Forma Adjustments to Capitalization	—	—	—
Pro forma Combined PowerShares Fund	$1,023,703,859	48,300,000	$21.19

Guggenheim BulletShares 2018 High Yield Corporate Bond ETF	$1,082,162,058	42,800,000	$25.28
PowerShares BulletShares 2018 High Yield Corporate Bond Portfolio	—	—	—
Pro Forma Adjustments to Capitalization	—	—	—
Pro forma Combined PowerShares Fund	$1,082,162,058	42,800,000	$25.28

Guggenheim BulletShares 2019 Corporate Bond ETF	$1,036,120,447	48,900,000	$21.19
PowerShares BulletShares 2019 Corporate Bond Portfolio	—	—	—
Pro Forma Adjustments to Capitalization	—	—	—
Pro forma Combined PowerShares Fund	$1,036,120,447	48,900,000	$21.19

Guggenheim BulletShares 2019 High Yield Corporate Bond ETF	$908,504,964	36,900,000	$24.62
PowerShares BulletShares 2019 High Yield Corporate Bond Portfolio	—	—	—
Pro Forma Adjustments to Capitalization	—	—	—
Pro forma Combined PowerShares Fund	$908,504,964	36,900,000	$24.62

Guggenheim BulletShares 2020 Corporate Bond ETF	$1,047,716,188	48,900,000	$21.43
PowerShares BulletShares 2020 Corporate Bond Portfolio	—	—	—
Pro Forma Adjustments to Capitalization	—	—	—
Pro forma Combined PowerShares Fund	$1,047,716,188	48,900,000	$21.43

Guggenheim BulletShares 2020 High Yield Corporate Bond ETF	$616,010,166	24,800,000	$24.84
PowerShares BulletShares 2020 High Yield Corporate Bond Portfolio	—	—	—
Pro Forma Adjustments to Capitalization	—	—	—
Pro forma Combined PowerShares Fund	$616,010,166	24,800,000	$24.84

	Net Assets*	Shares Outstanding	Net Asset Value Per Share
Guggenheim BulletShares 2021 Corporate Bond ETF	$794,974,767	37,350,000	$21.28
PowerShares BulletShares 2021 Corporate Bond Portfolio	—	—	—
Pro Forma Adjustments to Capitalization	—	—	—
Pro forma Combined PowerShares Fund	$794,974,767	37,350,000	$21.28

Guggenheim BulletShares 2021 High Yield Corporate Bond ETF	$251,462,280	10,000,000	$25.15
PowerShares BulletShares 2021 High Yield Corporate Bond Portfolio	—	—	—
Pro Forma Adjustments to Capitalization	—	—	—
Pro forma Combined PowerShares Fund	$251,462,280	10,000,000	$25.15

Guggenheim BulletShares 2022 Corporate Bond ETF	$620,615,959	29,100,000	$21.33
PowerShares BulletShares 2022 Corporate Bond Portfolio	—	—	—
Pro Forma Adjustments to Capitalization	—	—	—
Pro forma Combined PowerShares Fund	$620,615,959	29,100,000	$21.33

Guggenheim BulletShares 2022 High Yield Corporate Bond ETF	$144,375,751	5,700,000	$25.33
PowerShares BulletShares 2022 High Yield Corporate Bond Portfolio	—	—	—
Pro Forma Adjustments to Capitalization	—	—	—
Pro forma Combined PowerShares Fund	$144,375,751	5,700,000	$25.33

Guggenheim BulletShares 2023 Corporate Bond ETF	$267,970,355	12,750,000	$21.02
PowerShares BulletShares 2023 Corporate Bond Portfolio	—	—	—
Pro Forma Adjustments to Capitalization	—	—	—
Pro forma Combined PowerShares Fund	$267,970,355	12,750,000	$21.02

Guggenheim BulletShares 2023 High Yield Corporate Bond ETF	$53,496,756	2,000,000	$26.75
PowerShares BulletShares 2023 High Yield Corporate Bond Portfolio	—	—	—
Pro Forma Adjustments to Capitalization	—	—	—
Pro forma Combined PowerShares Fund	$53,496,756	2,000,000	$26.75

Guggenheim BulletShares 2024 Corporate Bond ETF	$210,632,207	10,050,000	$20.96
PowerShares BulletShares 2024 Corporate Bond Portfolio	—	—	—
Pro Forma Adjustments to Capitalization	—	—	—
Pro forma Combined PowerShares Fund	$210,632,207	10,050,000	$20.96

Guggenheim BulletShares 2024 High Yield Corporate Bond ETF	$25,886,298	1,000,000	$25.89
PowerShares BulletShares 2024 High Yield Corporate Bond Portfolio	—	—	—
Pro Forma Adjustments to Capitalization	—	—	—
Pro forma Combined PowerShares Fund	$25,886,298	1,000,000	$25.89

Guggenheim BulletShares 2025 Corporate Bond ETF	$84,008,596	4,050,000	$20.74
PowerShares BulletShares 2025 Corporate Bond Portfolio	—	—	—
Pro Forma Adjustments to Capitalization	—	—	—
Pro forma Combined PowerShares Fund	$84,008,596	4,050,000	$20.74

Guggenheim BulletShares 2025 High Yield Corporate Bond ETF	$5,009,820	200,000	$25.05
PowerShares BulletShares 2025 High Yield Corporate Bond Portfolio	—	—	—
Pro Forma Adjustments to Capitalization	—	—	—
Pro forma Combined PowerShares Fund	$5,009,820	200,000	$25.05

Guggenheim BulletShares 2026 Corporate Bond ETF	$41,475,944	2,100,000	$19.75
PowerShares BulletShares 2026 Corporate Bond Portfolio	—	—	—
Pro Forma Adjustments to Capitalization	—	—	—
Pro forma Combined PowerShares Fund	$41,475,944	2,100,000	$19.75

	Net Assets*	Shares Outstanding	Net Asset Value Per Share
Guggenheim BulletShares 2027 Corporate Bond ETF	$6,009,574	300,000	$20.03
PowerShares BulletShares 2027 Corporate Bond Portfolio	—	—	—
Pro Forma Adjustments to Capitalization	—	—	—
Pro forma Combined PowerShares Fund	$6,009,574	300,000	$20.03

Guggenheim Defensive Equity ETF	$183,066,421	4,050,000	$45.20
PowerShares Defensive Equity Portfolio	—	—	—
Pro Forma Adjustments to Capitalization	—	—	—
Pro forma Combined PowerShares Fund	$183,066,421	4,050,000	$45.20

Guggenheim Ultra Short Duration ETF	$1,123,528,647	22,300,000	$50.38
PowerShares Ultra Short Duration Portfolio	—	—	—
Pro Forma Adjustments to Capitalization	—	—	—
Pro forma Combined PowerShares Fund	$1,123,528,647	22,300,000	$50.38

Guggenheim Canadian Energy Income ETF	$22,827,935	2,720,000	$8.39
PowerShares Canadian Energy Income Portfolio	—	—	—
Pro Forma Adjustments to Capitalization	—	—	—
Pro forma Combined PowerShares Fund	$22,827,935	2,720,000	$8.39

Guggenheim China All-Cap ETF	$27,756,508	800,000	$34.70
PowerShares China All-Cap Portfolio	—	—	—
Pro Forma Adjustments to Capitalization	—	—	—
Pro forma Combined PowerShares Fund	$27,756,508	800,000	$34.70

Guggenheim China Real Estate ETF	$71,614,043	2,410,000	$29.72
PowerShares China Real Estate Portfolio	—	—	—
Pro Forma Adjustments to Capitalization	—	—	—
Pro forma Combined PowerShares Fund	$71,614,043	2,410,000	$29.72

Guggenheim China Small Cap ETF	$101,410,859	3,350,000	$30.27
PowerShares China Small Cap Portfolio	—	—	—
Pro Forma Adjustments to Capitalization	—	—	—
Pro forma Combined PowerShares Fund	$101,410,859	3,350,000	$30.27

Guggenheim China Technology ETF	$325,281,894	5,500,000	$59.14
PowerShares China Technology Portfolio	—	—	—
Pro Forma Adjustments to Capitalization	—	—	—
Pro forma Combined PowerShares Fund	$325,281,894	5,500,000	$59.14

Guggenheim Frontier Markets ETF	$75,959,470	5,240,000	$14.50
PowerShares Frontier Markets Portfolio	—	—	—
Pro Forma Adjustments to Capitalization	—	—	—
Pro forma Combined PowerShares Fund	$75,959,470	5,240,000	$14.50

Guggenheim International Multi-Asset Income ETF	$13,841,261	800,000	$17.30
PowerShares Zacks International Multi-Asset Income Portfolio	—	—	—
Pro Forma Adjustments to Capitalization	—	—	—
Pro forma Combined PowerShares Fund	$13,841,261	800,000	$17.30

Guggenheim MSCI Global Timber ETF	$219,947,889	7,050,000	$31.20
PowerShares MSCI Global Timber Portfolio	—	—	—
Pro Forma Adjustments to Capitalization	—	—	—
Pro forma Combined PowerShares Fund	$219,947,889	7,050,000	$31.20

	Net Assets*	Shares Outstanding	Net Asset Value Per Share
Guggenheim Shipping ETF	$113,314,034	9,600,000	$11.80
PowerShares Shipping Portfolio	—	—	—
Pro Forma Adjustments to Capitalization	—	—	—
Pro forma Combined PowerShares Fund	$113,314,034	9,600,000	$11.80

Guggenheim S&P Global Water Index ETF	$651,090,455	18,520,000	$35.16
PowerShares S&P Global Water Index Portfolio	—	—	—
Pro Forma Adjustments to Capitalization	—	—	—
Pro forma Combined PowerShares Fund	$651,090,455	18,520,000	$35.16

Guggenheim S&P High Income Infrastructure ETF	$35,440,826	1,250,000	$28.35
PowerShares S&P High Income Infrastructure Portfolio	—	—	—
Pro Forma Adjustments to Capitalization	—	—	—
Pro forma Combined PowerShares Fund	$35,440,826	1,250,000	$28.35

Guggenheim Solar ETF	$409,931,223	17,128,000	$23.93
PowerShares Solar Portfolio	—	—	—
Pro Forma Adjustments to Capitalization	—	—	—
Pro forma Combined PowerShares Fund	$409,931,223	17,128,000	$23.93

Guggenheim U.S. Large Cap Optimized Volatility ETF	$1,471,113	50,000	$29.42
PowerShares U.S. Large Cap Optimized Volatility Portfolio	—	—	—
Pro Forma Adjustments to Capitalization	—	—	—
Pro forma Combined PowerShares Fund	$1,471,113	50,000	$29.42

Guggenheim Total Return Bond ETF	$68,466,912	1,300,000	$52.67
PowerShares Total Return Bond Portfolio	—	—	—
Pro Forma Adjustments to Capitalization	—	—	—
Pro forma Combined PowerShares Fund	$68,466,912	1,300,000	$52.67

*	IPCM, GFIA and GPIM will bear, or will arrange for an entity under common ownership thereof to bear, 100% of the costs incurred in connection with the Reorganizations, therefore Net Assets have not been adjusted for any expenses expected to be incurred in connection with the Reorganization.

INFORMATION ABOUT THE MEETING

Shares Outstanding and Entitled to Vote

Only the shareholders of record of each Claymore Fund at the close of business on the Record Date will be entitled to vote at the Meeting. On that date, the number of shares outstanding of each Claymore Fund was as follows:

Fund	Shares Outstanding and Entitled to Vote
Guggenheim BRIC ETF	[ ]
Guggenheim Dow Jones Industrial Average Dividend ETF	[ ]
Guggenheim Insider Sentiment ETF	[ ]
Guggenheim Mid-Cap Core ETF	[ ]
Guggenheim Multi-Asset Income ETF	[ ]
Guggenheim Raymond James SB-1 Equity ETF	[ ]
Guggenheim S&P Spin-Off ETF	[ ]
Wilshire Micro-Cap ETF	[ ]
Wilshire US REIT ETF	[ ]
Guggenheim S&P Global Dividend Opportunities Index ETF	[ ]
Guggenheim BulletShares 2018 Corporate Bond ETF	[ ]
Guggenheim BulletShares 2018 High Yield Corporate Bond ETF	[ ]

Fund	Shares Outstanding and Entitled to Vote
Guggenheim BulletShares 2019 Corporate Bond ETF	[ ]
Guggenheim BulletShares 2019 High Yield Corporate Bond ETF	[ ]
Guggenheim BulletShares 2020 Corporate Bond ETF	[ ]
Guggenheim BulletShares 2020 High Yield Corporate Bond ETF	[ ]
Guggenheim BulletShares 2021 Corporate Bond ETF	[ ]
Guggenheim BulletShares 2021 High Yield Corporate Bond ETF	[ ]
Guggenheim BulletShares 2022 Corporate Bond ETF	[ ]
Guggenheim BulletShares 2022 High Yield Corporate Bond ETF	[ ]
Guggenheim BulletShares 2023 Corporate Bond ETF	[ ]
Guggenheim BulletShares 2023 High Yield Corporate Bond ETF	[ ]
Guggenheim BulletShares 2024 Corporate Bond ETF	[ ]
Guggenheim BulletShares 2024 High Yield Corporate Bond ETF	[ ]
Guggenheim BulletShares 2025 Corporate Bond ETF	[ ]
Guggenheim BulletShares 2025 High Yield Corporate Bond ETF	[ ]
Guggenheim BulletShares 2026 Corporate Bond ETF	[ ]
Guggenheim BulletShares 2027 Corporate Bond ETF	[ ]
Guggenheim Defensive Equity ETF	[ ]
Guggenheim Ultra Short Duration ETF	[ ]
Guggenheim Canadian Energy Income ETF	[ ]
Guggenheim China All-Cap ETF	[ ]
Guggenheim China Real Estate ETF	[ ]
Guggenheim China Small Cap ETF	[ ]
Guggenheim China Technology ETF	[ ]
Guggenheim Frontier Markets ETF	[ ]
Guggenheim International Multi-Asset Income ETF	[ ]
Guggenheim MSCI Global Timber ETF	[ ]
Guggenheim Shipping ETF	[ ]
Guggenheim S&P Global Water Index ETF	[ ]
Guggenheim S&P High Income Infrastructure ETF	[ ]
Guggenheim Solar ETF	[ ]
Guggenheim U.S. Large Cap Optimized Volatility ETF	[ ]
Guggenheim Total Return Bond ETF	[ ]

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shareholders will receive one vote for every whole Fund share owned, and each fractional share, if any, is entitled to a proportionate fractional vote. Each Fund will vote separately on matters relating solely to that Fund.

Required Vote

Approval of the Plan of Reorganization as to each Claymore Fund will require an affirmative vote of a “1940 Act majority,” which is the lesser of (a) 67% or more of the outstanding voting securities present for each Claymore Fund at the Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote of such Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of such Fund entitled to vote. Abstentions and broker non-votes are not considered votes “FOR” the Reorganization at the Meeting. As a result, abstentions and broker non-votes have the same effect as a vote against the Reorganization because approval of the Reorganization requires the affirmative vote of a percentage of the voting securities present or represented by proxy or a percentage of the outstanding voting securities.

Each Claymore Fund will vote independently of each other; this means that the approval of the Plan of Reorganization by one Claymore Fund is not contingent on the approval of the Plan by any other Claymore Fund. However, the Reorganization will not close unless the conditions to the closing of the Transaction Agreement are met or waived by the applicable parties. One condition to both parties’ obligations to effect the closing under the Transaction Agreement is that the annualized revenues of Guggenheim Capital’s ETF business as of a date shortly prior to the closing under the Transaction Agreement are at least 70% of those revenues as of September 8, 2017, calculated in a manner that excludes the impact of market movements and any Claymore Funds that have not received shareholder approval for the Reorganization by the calculation date. If this condition (or other applicable conditions) are not met or waived, the Reorganization will not be consummated, even if shareholders of the Claymore Funds approved the Reorganization, and the Claymore Funds will not be combined with the PowerShares Funds.

If the Plan is not approved by shareholders of any Claymore Fund by the time of closing of the Transaction, it is anticipated that the Claymore Fund would follow Rule 15a-4 under the 1940 Act, which permits the Claymore Board to approve, and for the Claymore Fund to enter into, an interim investment advisory contract with IPCM pursuant to which IPCM, as an interim adviser, may serve as the investment adviser to the Claymore Fund for a period not to exceed 150 days following the termination of the current advisory agreement(s) to be able to continue uninterrupted portfolio management services for such Claymore Fund. After the 150 day period has expired, if shareholders of a Claymore Fund have still not approved the Reorganization, the Claymore Board will consider what additional action to take.

A vote of the shareholders of the PowerShares Funds is not needed to approve the Plan of Reorganization.

Cost of the Meeting

The cost of the Meeting, including the costs of retaining the proxy solicitor, preparing and mailing of the notice, Proxy Statement/Prospectus, and the solicitation of proxies, including reimbursement to broker-dealers and others who forwarded proxy materials to their clients, will be borne by GFIA, GPIM, IPCM and/or entity under common ownership thereof. The estimated cost of retaining AST Fund Solutions, LLC is approximately $[            ]. The Funds and their shareholders will not bear any costs or expenses, directly or indirectly, related to the Transaction and the Reorganization, regardless of whether the Reorganization is consummated.

Information about Proxies and the Conduct of the Meeting

Proxy Solicitation. The principal solicitation of proxies will be by the mailing of this Proxy Statement/Prospectus on or about [             ], but proxies may also be solicited by telephone and/or in person by representatives of the Claymore Trusts, regular employees of GFIA, GPIM or their affiliate(s), or AST Fund Solutions, LLC, a private proxy services firm. If we have not received your vote as the date of the Meeting approaches, you may receive a telephone call from these parties to ask for your vote. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals.

Voting Process. You can vote in any one of the following ways: (i) by mail, by filling out and returning the enclosed proxy card; (ii) by phone or Internet (see enclosed proxy card for instructions); or (iii) in person at the Meeting. Shares represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given on a duly executed proxy, the proxy will be voted in favor of the Plan of Reorganization.

Quorum. A quorum of shareholders is necessary to hold a valid meeting of each Claymore Fund. A quorum is constituted with respect to each Claymore Fund by presence in person or by proxy of the holders of a majority of the outstanding shares entitled to vote at the Meeting. In determining whether a quorum is present, abstentions and “broker non-votes” will be treated as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of the Plan of Reorganization, these shares will have the same effect as if they cast votes against the Plan. “Broker non-votes” are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power, and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

Revocation of Proxies. You may revoke your proxy: (i) at any time prior to its exercise by written notice of its revocation to the secretary of the applicable Claymore Trust prior to the Meeting; (ii) by the subsequent execution and timely return of another proxy prior to the Meeting (following the methods noted above); or (iii) by being present and voting in person at the Meeting and giving oral notice of revocation to the chair of the Meeting. However, attendance in-person at the Meeting, by itself, will not revoke a previously tendered proxy.

Adjournments; Other Business

Adjournments. If a quorum is not present at the Meeting as to one or more Claymore Funds, or if quorum is present at the Meeting as to a Claymore Fund but such Fund has not received sufficient votes by the time of the Meeting to approve the Plan of Reorganization, or if other matters arise requiring shareholder attention, the persons named as proxies, or their substitutes, may propose that such Meeting be adjourned one or more times to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. The persons named as proxies will vote those proxies that they are entitled to vote “FOR” the Plan of Reorganization in favor of such an adjournment, and will vote those proxies required to be voted “AGAINST” the Plan of Reorganization, against such an adjournment. The proxies will not vote any shares for which they are directed to abstain from voting on the Plan of Reorganization. Any adjourned session or sessions of the Meeting may be held within 180 days of the Record Date without the necessity of further notice.

Shareholders Sharing the Same Address. As permitted by law, only one copy of this Proxy Statement/Prospectus may be delivered to shareholders residing at the same address, unless such shareholders have notified the applicable Claymore Trust of their desire to receive multiple copies of the shareholder reports and proxy statements that the Claymore Trust sends. If you would like to receive an additional copy, please contact the applicable Claymore Trust by writing to the Claymore Trust’s address, or by calling the telephone number shown on the front page of this Proxy Statement/Prospectus. The Claymore Trust will then promptly deliver, upon request, a separate copy of this Proxy Statement/Prospectus to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of shareholder reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

Other Business. The Meeting has been called to transact any business that properly comes before it. The Claymore Board does not know of any matters to be presented at the Meeting other than those set forth in this Proxy Statement/Prospectus. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

Shareholder Proposals at Future Meetings. The Claymore Trusts are not required to, and do not, hold annual shareholder meetings. Nonetheless, the Claymore Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the applicable Claymore Governing Documents. Shareholders who wish to present a proposal for action at a future meeting should submit a written proposal to the Secretary of the applicable Claymore Trust at 227 West Monroe Street, Chicago, Illinois 60606, for inclusion in a future proxy statement. Shareholder proposals to be presented at any future meeting of a Claymore Trust must be received by the Claymore Trust in writing within a reasonable amount of time before the Trust solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

APPENDIX A – CLAYMORE FUNDS AND CORRESPONDING POWERSHARES FUNDS

Claymore Fund and Claymore Trust	PowerShares Fund and PowerShares Trust
Guggenheim BRIC ETF, a series of Claymore Exchange-Traded Fund Trust	PowerShares BRIC Portfolio, a series of PowerShares Exchange-Traded Fund Trust

Guggenheim Dow Jones Industrial Average Dividend ETF, a series of Claymore Exchange-Traded Fund Trust	PowerShares Dow Jones Industrial Average Dividend Portfolio, a series of PowerShares Exchange-Traded Fund Trust

Guggenheim Insider Sentiment ETF, a series of Claymore Exchange-Traded Fund Trust	PowerShares Insider Sentiment Portfolio, a series of PowerShares Exchange-Traded Fund Trust

Guggenheim Mid-Cap Core ETF, a series of Claymore Exchange-Traded Fund Trust	PowerShares Zacks Mid-Cap Portfolio, a series of PowerShares Exchange-Traded Fund Trust

Guggenheim Multi-Asset Income ETF, a series of Claymore Exchange-Traded Fund Trust	PowerShares Zacks Multi-Asset Income Portfolio, a series of PowerShares Exchange-Traded Fund Trust

Guggenheim Raymond James SB-1 Equity ETF, a series of Claymore Exchange-Traded Fund Trust	PowerShares Raymond James SB-1 Equity Portfolio, a series of PowerShares Exchange-Traded Fund Trust

Guggenheim S&P Spin-Off ETF, a series of Claymore Exchange-Traded Fund Trust	PowerShares S&P Spin-Off Portfolio, a series of PowerShares Exchange-Traded Fund Trust

Wilshire Micro-Cap ETF, a series of Claymore Exchange-Traded Fund Trust	PowerShares Wilshire Micro-Cap Portfolio, a series of PowerShares Exchange-Traded Fund Trust

Wilshire US REIT ETF, a series of Claymore Exchange-Traded Fund Trust	PowerShares Wilshire US REIT Portfolio, a series of PowerShares Exchange-Traded Fund Trust

Guggenheim S&P Global Dividend Opportunities Index ETF, a series of Claymore Exchange-Traded Fund Trust	PowerShares S&P Global Dividend Opportunities Index Portfolio, a series of PowerShares Exchange-Traded Fund Trust II

Guggenheim BulletShares 2018 Corporate Bond ETF, a series of Claymore Exchange-Traded Fund Trust	PowerShares BulletShares 2018 Corporate Bond Portfolio, a series of PowerShares Exchange-Traded Self-Indexed Fund Trust

Guggenheim BulletShares 2018 High Yield Corporate Bond ETF, a series of Claymore Exchange-Traded Fund Trust	PowerShares BulletShares 2018 High Yield Corporate Bond Portfolio, a series of PowerShares Exchange-Traded Self-Indexed Fund Trust

Guggenheim BulletShares 2019 Corporate Bond ETF, a series of Claymore Exchange-Traded Fund Trust	PowerShares BulletShares 2019 Corporate Bond Portfolio, a series of PowerShares Exchange-Traded Self-Indexed Fund Trust

Guggenheim BulletShares 2019 High Yield Corporate Bond ETF, a series of Claymore Exchange-Traded Fund Trust	PowerShares BulletShares 2019 High Yield Corporate Bond Portfolio, a series of PowerShares Exchange-Traded Self-Indexed Fund Trust

Guggenheim BulletShares 2020 Corporate Bond ETF, a series of Claymore Exchange-Traded Fund Trust	PowerShares BulletShares 2020 Corporate Bond Portfolio, a series of PowerShares Exchange-Traded Self-Indexed Fund Trust

Guggenheim BulletShares 2020 High Yield Corporate Bond ETF, a series of Claymore Exchange-Traded Fund Trust	PowerShares BulletShares 2020 High Yield Corporate Bond Portfolio, a series of PowerShares Exchange-Traded Self-Indexed Fund Trust

Guggenheim BulletShares 2021 Corporate Bond ETF, a series of Claymore Exchange-Traded Fund Trust	PowerShares BulletShares 2021 Corporate Bond Portfolio, a series of PowerShares Exchange-Traded Self-Indexed Fund Trust

A-1

Claymore Fund and Claymore Trust	PowerShares Fund and PowerShares Trust
Guggenheim BulletShares 2021 High Yield Corporate Bond ETF, a series of Claymore Exchange-Traded Fund Trust	PowerShares BulletShares 2021 High Yield Corporate Bond Portfolio, a series of PowerShares Exchange-Traded Self-Indexed Fund Trust

Guggenheim BulletShares 2022 Corporate Bond ETF, a series of Claymore Exchange-Traded Fund Trust	PowerShares BulletShares 2022 Corporate Bond Portfolio, a series of PowerShares Exchange-Traded Self-Indexed Fund Trust

Guggenheim BulletShares 2022 High Yield Corporate Bond ETF, a series of Claymore Exchange-Traded Fund Trust	PowerShares BulletShares 2022 High Yield Corporate Bond Portfolio, a series of PowerShares Exchange-Traded Self-Indexed Fund Trust

Guggenheim BulletShares 2023 Corporate Bond ETF, a series of Claymore Exchange-Traded Fund Trust	PowerShares BulletShares 2023 Corporate Bond Portfolio, a series of PowerShares Exchange-Traded Self-Indexed Fund Trust

Guggenheim BulletShares 2023 High Yield Corporate Bond ETF, a series of Claymore Exchange-Traded Fund Trust	PowerShares BulletShares 2023 High Yield Corporate Bond Portfolio, a series of PowerShares Exchange-Traded Self-Indexed Fund Trust

Guggenheim BulletShares 2024 Corporate Bond ETF, a series of Claymore Exchange-Traded Fund Trust	PowerShares BulletShares 2024 Corporate Bond Portfolio, a series of PowerShares Exchange-Traded Self-Indexed Fund Trust

Guggenheim BulletShares 2024 High Yield Corporate Bond ETF, a series of Claymore Exchange-Traded Fund Trust	PowerShares BulletShares 2024 High Yield Corporate Bond Portfolio, a series of PowerShares Exchange-Traded Self-Indexed Fund Trust

Guggenheim BulletShares 2025 Corporate Bond ETF, a series of Claymore Exchange-Traded Fund Trust	PowerShares BulletShares 2025 Corporate Bond Portfolio, a series of PowerShares Exchange-Traded Self-Indexed Fund Trust

Guggenheim BulletShares 2025 High Yield Corporate Bond ETF, a series of Claymore Exchange-Traded Fund Trust	PowerShares BulletShares 2025 High Yield Corporate Bond Portfolio, a series of PowerShares Exchange-Traded Self-Indexed Fund Trust

Guggenheim BulletShares 2026 Corporate Bond ETF, a series of Claymore Exchange-Traded Fund Trust	PowerShares BulletShares 2026 Corporate Bond Portfolio, a series of PowerShares Exchange-Traded Self-Indexed Fund Trust

Guggenheim BulletShares 2027 Corporate Bond ETF, a series of Claymore Exchange-Traded Fund Trust	PowerShares BulletShares 2027 Corporate Bond Portfolio, a series of PowerShares Exchange-Traded Self-Indexed Fund Trust

Guggenheim Defensive Equity ETF, a series of Claymore Exchange-Traded Fund Trust	PowerShares Defensive Equity Portfolio, a series of PowerShares Exchange-Traded Self-Indexed Fund Trust

Guggenheim Ultra Short Duration ETF, a series of Claymore Exchange-Traded Fund Trust	PowerShares Ultra Short Duration Portfolio, a series of PowerShares Actively Managed Exchange-Traded Fund Trust

A-2

Claymore Fund and Claymore Trust	PowerShares Fund and PowerShares Trust
Guggenheim Canadian Energy Income ETF, a series of Claymore Exchange-Traded Fund Trust 2	PowerShares Canadian Energy Income Portfolio, a series of PowerShares Exchange-Traded Fund Trust II

Guggenheim China All-Cap ETF, a series of Claymore Exchange-Traded Fund Trust 2	PowerShares China All-Cap Portfolio, a series of PowerShares Exchange-Traded Fund Trust II

Guggenheim China Real Estate ETF, a series of Claymore Exchange-Traded Fund Trust 2	PowerShares China Real Estate Portfolio, a series of PowerShares Exchange-Traded Fund Trust II

Guggenheim China Small Cap ETF, a series of Claymore Exchange-Traded Fund Trust 2	PowerShares China Small Cap Portfolio, a series of PowerShares Exchange-Traded Fund Trust II

Guggenheim China Technology ETF, a series of Claymore Exchange-Traded Fund Trust 2	PowerShares China Technology Portfolio, a series of PowerShares Exchange-Traded Fund Trust II

Guggenheim Frontier Markets ETF, a series of Claymore Exchange-Traded Fund Trust 2	PowerShares Frontier Markets Portfolio, a series of PowerShares Exchange-Traded Fund Trust II

Guggenheim International Multi-Asset Income ETF, a series of Claymore Exchange-Traded Fund Trust 2	PowerShares Zacks International Multi-Asset Income Portfolio, a series of PowerShares Exchange-Traded Fund Trust II

Guggenheim MSCI Global Timber ETF, a series of Claymore Exchange-Traded Fund Trust 2	PowerShares MSCI Global Timber Portfolio, a series of PowerShares Exchange-Traded Fund Trust II

Guggenheim Shipping ETF, a series of Claymore Exchange-Traded Fund Trust 2	PowerShares Shipping Portfolio, a series of PowerShares Exchange-Traded Fund Trust II

Guggenheim S&P Global Water Index ETF, a series of Claymore Exchange-Traded Fund Trust 2	PowerShares S&P Global Water Index Portfolio, a series of PowerShares Exchange-Traded Fund Trust II

Guggenheim S&P High Income Infrastructure ETF, a series of Claymore Exchange-Traded Fund Trust 2	PowerShares S&P High Income Infrastructure Portfolio, a series of PowerShares Exchange-Traded Fund Trust II

Guggenheim Solar ETF, a series of Claymore Exchange-Traded Fund Trust 2	PowerShares Solar Portfolio, a series of PowerShares Exchange-Traded Fund Trust II

Guggenheim U.S. Large Cap Optimized Volatility ETF, a series of Claymore Exchange-Traded Fund Trust 2	PowerShares U.S. Large Cap Optimized Volatility Portfolio, a series of PowerShares Exchange-Traded Self-Indexed Fund Trust

Guggenheim Total Return Bond ETF, a series of Claymore Exchange-Traded Fund Trust 2	PowerShares Total Return Bond Portfolio, a series of PowerShares Actively Managed Exchange-Traded Fund Trust

A-3

APPENDIX B – FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is adopted as of this          day of                 , 201     by and among: (i) each of the Guggenheim and Rydex open-end registered investment companies identified as a Target Entity on Exhibit A hereto (each a “Target Entity”) separately, on behalf of its respective series identified on Exhibit A hereto (each a “Target Fund”); and (ii) each of the Invesco PowerShares open-end registered investment companies identified as an Acquiring Entity on Exhibit A hereto (each an “Acquiring Entity”), separately on behalf of its respective series identified on Exhibit A hereto (each an “Acquiring Fund”). Security Investors, LLC (“Security Investors”), Guggenheim Funds Investment Advisors, LLC (“GFIA”) and Guggenheim Partners Investment Management, LLC (“GPIM”) join this Agreement solely for purposes of Sections 1.2(f), 5.1(a), 5.1(e), 9.2, 14 and 16.3. Invesco PowerShares Capital Management LLC (“IPCM”) joins this agreement solely for purposes of Sections 1.2(f), 5.1(a), 9.2, 14, and 16.3.

WHEREAS, the parties hereto intend for each Acquiring Fund and the corresponding Target Fund (as set forth in Exhibit A hereto) to enter into a transaction pursuant to which: (i) the Acquiring Fund will acquire the Assets and Liabilities (as each such term is defined in Section 1.2) of the Target Fund in exchange for shares of the corresponding Acquiring Fund of equal value to the net assets of the Target Fund being acquired, and (ii) the Target Fund will distribute such shares of the Acquiring Fund to shareholders of the Target Fund, in connection with the liquidation of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (each such transaction, a “Reorganization” and collectively, the “Reorganizations”). Each Acquiring Fund is, and will be immediately prior to Closing (defined in Section 3.1), a shell series, without assets (other than seed capital) or liabilities, created for the purpose of acquiring the Assets and Liabilities (each as defined in Section 1.2) of the Target Fund;

WHEREAS, each Target Entity and each Acquiring Entity is an open-end, registered investment company of the management type; and

WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization and liquidation with respect to each Reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (“Code”).

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	DESCRIPTION OF THE REORGANIZATIONS

1.1. It is the intention of the parties hereto that each Reorganization described herein shall be conducted separately of the others, and a party that is not a party to a Reorganization shall incur no obligations, duties or liabilities with respect to such Reorganization by reason of being a party to this Agreement. If any one or more Reorganizations should fail to be consummated, such failure shall not affect the other Reorganizations in any way.

1.2. Provided that all conditions precedent to a Reorganization set forth herein have been satisfied or, to the extent legally permissible, waived as of the Closing Time (defined in Section 3.1), and based on the representations and warranties each party provides to the others, each Target Entity and its corresponding Acquiring Entity agree to take the following steps with respect to their Reorganization(s), the parties to which are set forth in Exhibit A:

(a) The Target Fund shall transfer all of its Assets, as defined and set forth in Section 1.2(b), to the Acquiring Fund, and the Acquiring Fund in exchange therefor shall assume the Liabilities, as defined and set forth in Section 1.2(c), and deliver to the Target Fund the number of Acquiring Fund shares, plus cash in lieu of fractional shares, all as determined in the manner set forth in Section 2.

(b) The assets of the Target Fund to be transferred to the Acquiring Fund shall consist of all assets and property, including, without limitation, all rights, cash, securities, commodities and futures interests, forwards, swaps and other financial instruments, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation, any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, and choses in action, copies of all books and records belonging to the Target Fund (including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”)), any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing Time, and all interests, rights, privileges and powers, other than the Target Fund’s rights under this Agreement on the Valuation Date as defined in Section 2.1(a) (collectively, “Assets”), but excluding (i) the estimated costs of extinguishing any Excluded Liability (as defined in Section 1.2(c))and (ii) any service agreements to which the Target Fund is a party (collectively, “Excluded Assets”). The Assets of the Target Fund shall be delivered to the Acquiring Fund free and clear of all liens, encumbrances, hypothecations and claims whatsoever, and there shall be no restrictions on the full transfer thereof. For the avoidance of doubt, any Excluded Assets shall remain the property of the Target Fund and Acquiring Fund shall have no rights thereunder.

(c) The Acquiring Fund shall assume only those liabilities, expenses, costs, charges and reserves reflected on the Statement of Assets and Liabilities of the Target Fund prepared on behalf of the Target Fund, as of the Valuation Date, in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied from the prior audited period, (collectively, “Liabilities”). For the avoidance of doubt, the Acquiring Fund shall assume only those Liabilities reflected in such Statement of Assets and Liabilities of the Target Fund and shall not assume any other liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of the Target Fund, including any Liabilities related to or arising from the Excluded Assets (collectively, the “Excluded Liabilities”), which, for the avoidance of doubt, shall include those Excluded Liabilities set forth in Schedule 1.2(c). The Target Fund will use its reasonable best efforts to discharge all known Liabilities prior to or at the Valuation Date (as defined in Section 2.1(a)) to the extent permissible and consistent with its own investment objectives and policies. The Assets minus the Liabilities of a Target Fund shall be referred to herein as the Target Fund’s “Net Assets.” Notwithstanding anything contained herein to the contrary, the Excluded Liabilities are not, and shall not be, assumed by the Acquiring Fund, and all Excluded Liabilities shall remain the liabilities of the Target Fund.

(d) As soon as is reasonably practicable after the Closing, the Target Fund will distribute to its shareholders of record (“Target Fund Shareholders”) the shares of the Acquiring Fund received by the Target Fund pursuant to Section 1.2(a), as set forth in Exhibit A, on a pro rata basis, and without further notice the outstanding shares of the Target Fund will be redeemed and cancelled as permitted by its Governing Documents (as defined in Section 4.1) and applicable law, and the Target Fund will as promptly as practicable completely liquidate and dissolve as permitted by its Governing Documents and applicable law. Such distribution to the Target Fund Shareholders and liquidation of the Target Fund will be accomplished by the transfer of the Acquiring Fund’s shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. The aggregate net asset value of the Acquiring Fund’s shares to be so credited to the corresponding Target Fund Shareholders shall be equal to the aggregate net asset value of the corresponding Target Fund’s shares owned by the Target Fund Shareholders on the Valuation Date, plus cash in lieu of fractional shares. The Acquiring Fund shall not issue certificates representing shares in connection with such exchange.

(e) Ownership of the Acquiring Fund’s shares will be shown on its books, as such are maintained by the Acquiring Fund’s transfer agent.

(f) Beginning at least [fifteen (15) business days] prior to the Valuation Date, the Target Fund will provide [IPCM and the Acquiring Fund] with a daily schedule of the Assets then held by the

Target Fund. At least [ten (10) business days] prior to the Valuation Date, IPCM, on behalf of the Acquiring Fund, will advise Security Investors, GFIA, GPIM and the Target Fund of any investments of the Target Fund shown on the Target Fund’s schedule of Assets that the Acquiring Fund would not be permitted to hold (i) under its investment restrictions; (ii) under applicable law; or (iii) because the transfer of such investments would result in material operational or administrative difficulties (including relating to valuation matters) to the Acquiring Fund in connection with facilitating the orderly transition of the Target Fund’s Assets to the Acquiring Fund. Under such circumstances, to the extent practicable, the Target Fund will, if requested by the Acquiring Fund and, to the extent permissible and consistent with its own investment objectives and policies and the fiduciary duties of the investment adviser responsible for the portfolio management of the Target Fund, dispose of such investments prior to the Valuation Date. Notwithstanding the foregoing, nothing herein will permit or require the Target Fund to dispose of any Assets, if, in the reasonable judgment of the Target Entity’s board of trustees or the Target Fund’s investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for U.S. federal income tax purposes, or would adversely affect the Target Fund’s status as a “regulated investment company” under the Code or would otherwise not be in the best interests of the Target Fund.

(g) Any transfer taxes payable upon issuance of the Acquiring Fund’s shares in a name other than the registered holder of the Target Fund’s shares on the books and records of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom the Acquiring Fund’s shares are to be issued and transferred.

(h) Immediately after the Closing Time, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books.

2.	VALUATION

2.1. With respect to each Reorganization:

(a) The value of the Target Fund’s Assets shall be the value of such Assets computed as of immediately after the close of regular trading on the New York Stock Exchange (“NYSE”), which shall reflect the declaration of any dividends, on the business day immediately preceding the Closing Date (the “Valuation Date”), using the valuation procedures set forth in the then-current prospectus for the Target Fund and the valuation procedures established by the Target Entity’s board of trustees. On the Valuation Date, the Target Fund shall record the value of the Assets, as valued pursuant to this Section 2.1(a), on a valuation report (the “Valuation Report”) and deliver a copy of the Valuation Report to the Acquiring Fund by [7:00 p.m.] (Eastern time) on the Valuation Date.

(b) The net asset value per share of the Acquiring Fund shares issued in connection with the Reorganization shall be the net asset value per share of the Target Fund as of the close of business on the Valuation Date.

(c) The number of Acquiring Fund shares issued in exchange for the Target Fund’s Net Assets shall equal the number of shares of the Target Fund outstanding as of the Valuation Date. All Acquiring Fund shares delivered to a Target Fund will be delivered at net asset value without the imposition of a sales load, commission, transaction fee or other similar fee.

(d) All computations of value shall be made by the Target Fund or its designated recordkeeping agent using the valuation procedures described in this Section 2 and shall be subject to review by the Acquiring Fund and/or its recordkeeping agent, and, if requested by either the Target Entity or the Acquiring Entity, by the independent registered public accountant of the requesting party.

3.	CLOSING AND CLOSING DATE

3.1. Each Reorganization shall close on the date of the closing of the transactions contemplated by that certain Transaction Agreement (the “Transaction Agreement”) dated as of September 28, 2017 between Invesco

Ltd., a Bermuda corporation, and Guggenheim Capital, LLC, a Delaware limited liability company, or such other date as the parties may agree with respect to any or all Reorganizations (the “Closing Date”). All acts taking place at the closing of a Reorganization (“Closing”) shall, subject to the satisfaction or waiver of the conditions in this Agreement, be deemed to take place simultaneously as of immediately prior to the opening of regular trading on the NYSE on the Closing Date of that Reorganization unless otherwise agreed to by the parties (the “Closing Time”). The Closing of each Reorganization shall be held in person, by facsimile, email or such other communication means as the parties may reasonably agree. The Target Fund shall notify the Acquiring Fund of any portfolio security held by the Target Fund in other than book-entry form at least [five (5) business days] prior to the Closing Date.

3.2. With respect to each Reorganization:

(a) The Target Fund’s portfolio securities, investments or other assets that are represented by a certificate or other written instrument shall be transferred and delivered by the Target Fund as of the Closing Time to the Acquiring Fund’s custodian for the account of the Acquiring Fund duly endorsed in proper form for transfer and in such condition as to constitute good delivery thereof. The Target Fund shall direct the Target Fund’s custodian (the “Target Custodian”) to deliver to the Acquiring Fund’s custodian as of the Closing Date by book entry, in accordance with the customary practices of Target Custodian and any securities depository (as defined in Rule 17f-4 under the 1940 Act), in which the Assets are deposited, the Target Fund’s portfolio securities and instruments so held. The Target Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Target Custodian to the Acquiring Fund’s custodian. Such presentation shall be made for examination no later than [five (5) business days] preceding the Closing Date, and such certificates and other written instruments shall be transferred and delivered by the Target Fund as of the Closing Time for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as specified by the Acquiring Fund’s custodian so as to constitute good delivery thereof. The cash to be transferred by the Target Fund shall be delivered to the Acquiring Fund’s custodian by wire transfer of federal funds or other appropriate means on the Closing Date. If the Target Fund is unable to make such delivery on the Closing Date in the manner contemplated by this Section for the reason that any of such securities or other investments purchased prior to the Closing Date have not yet been delivered to the Target Fund or its broker, then the Acquiring Fund may, in its sole discretion, waive the delivery requirements of this Section with respect to said undelivered securities or other investments if the Target Fund has, by or on the Closing Date, delivered to the Acquiring Fund or its custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or its custodian, such as brokers’ confirmation slips.

(b) The Target Entity shall direct the Target Custodian for the Target Fund to deliver, at the Closing, a certificate of an authorized officer stating that (i) except as permitted by Section 3.2(a), the Assets have been delivered in proper form to the Acquiring Fund no later than the Closing Time on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal, state and foreign stock transfer stamps, if any, have been paid or provision for payment has been made. At the Closing, or as soon as practicable thereafter, the Acquiring Entity will cause the custodian for the Acquiring Fund to deliver a certificate of an authorized officer acknowledging that the Acquiring Fund has received the Target Fund portfolio securities, cash and any other Assets as of the final settlement date for such transfers.

(c) At such time prior to the Closing Date as the parties mutually agree, the Target Fund shall provide instructions and related information to the Acquiring Fund or its transfer agent with respect to the Target Fund Shareholders, including names, addresses, dividend reinvestment elections, if any, and tax withholding status of the Target Fund Shareholders as of the date agreed upon (such information to be updated as of the Closing Date, as necessary). The Acquiring Fund and its transfer agent shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, information or documentation, but shall, in each case, assume that such instruction, information or documentation is valid, proper, correct and complete.

(d) The Target Entity shall direct the transfer agent for a Target Fund (the “Target Transfer Agent”) to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records, as provided to the Acquiring Fund, contain the names and addresses of the Target Fund Shareholders and the number of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Secretary of the Target Fund a confirmation evidencing the Acquiring Fund shares to be credited on the Closing Date, or provide other evidence satisfactory to the Target Entity that such Acquiring Fund’s shares have been credited to the Target Fund Shareholders’ accounts on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

(e) In the event that on the Valuation Date or the Closing Date (i) the NYSE or another primary trading market for portfolio securities of the Target Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (ii) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the board of trustees of the Acquiring Entity or the Target Entity, or the authorized officers of such entities, accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund, respectively, is impracticable, the Valuation Date and the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such later dates as may be mutually agreed in writing by an authorized officer of each party.

4.	REPRESENTATIONS AND WARRANTIES

4.1. Each Target Entity, on behalf of itself or, where applicable a Target Fund, represents and warrants to the corresponding Acquiring Entity and Acquiring Fund as follows:

(a) The Target Entity is a statutory trust organized under the laws of the State of Delaware, validly existing and in good standing and with power under the Target Entity’s governing documents (including bylaws), as applicable (“Governing Documents”), to own all of its Assets, to carry on its business as it is now being conducted and to enter into this Agreement and perform its obligations hereunder. The Target Fund is a duly established and designated separate series of the Target Entity;

(b) The Target Entity is a registered investment company classified as a management company of the open-end type, and its registration with the U.S. Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act, and the registration of the shares of the Target Fund under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect, and will be in full force and effect on the Closing Date, and no action or proceeding to revoke or suspend such registrations is pending, or to the knowledge of the Target Fund, threatened. All issued and outstanding shares of the Target Fund have been offered for sale in conformity in all material respects with applicable federal and state securities laws;

(c) No consent, approval, authorization, or order of any court or governmental authority or the Financial Industry Regulatory Authority (“FINRA”) is required for the consummation by the Target Fund and the Target Entity of the transactions contemplated herein, except such as have been obtained or will be obtained prior to the Closing Date under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico) and the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “Hart-Scott-Rodino Act”), each of which, as required, shall have been obtained on or prior to the Closing Date. No consent of or notice to any other third party or entity is required for the consummation by the Target Fund of the transactions contemplated by this Agreement;

(d) The prospectus and statement of additional information and current shareholder reports of the Target Fund, and each prospectus and statement of additional information and shareholder reports of the Target Fund used at all times during the three (3) years prior to the date of this Agreement, conform or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) The Target Fund is in compliance in all material respects with, and during the three (3) years prior to the date of this Agreement was in compliance in all material respects with, the requirements of, and the rules and regulations under, the 1933 Act, the 1934 Act and the 1940 Act, state securities laws and all other applicable federal and state laws or regulations. The Target Fund is in compliance in all material respects with, and during the three (3) years prior to the date of this Agreement was in compliance in all material respects with, its investment objectives, policies, guidelines and restrictions and compliance procedures, and the value of the Net Assets of the Target Fund is, and during such period was, determined using portfolio valuation methods that, in the reasonable judgment of the Target Fund, comply in all material respects with the requirements of the 1940 Act and the rules and regulations of the Commission thereunder and the pricing and valuation policies of the Target Fund and there have been no material miscalculations of the net asset value of the Target Fund or the net asset value per share of the Target Fund during the twelve (12) month period preceding the date hereof that have not been remedied or will not be remedied prior to the Closing Date in accordance with industry practice that, individually or in the aggregate, would have a material adverse effect on the Target Fund or its Assets, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act. All advertising and sales material used by the Target Fund during the twelve (12) months prior to the date of this Agreement complied in all material respects, at the time such material was used, with applicable law and the rules and regulations of the FINRA;

(f) Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Fund, the Target Fund will as of the Closing Time have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets free of adverse claims, including any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, free of adverse claims and subject to no restrictions on the full transfer thereof, including, without limitation, such restrictions as might arise under the 1933 Act, provided that the Acquiring Fund will, as applicable, acquire assets that are segregated as collateral for the Target Fund’s derivative positions, including without limitation as collateral for swap positions and as margin for futures positions, subject to such segregation and liens that apply to such Assets;

(g) Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Fund, the Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Target Entity’s Governing Documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund or the Target Entity is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any lien, encumbrance, penalty or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund or Target Entity is a party or by which it is bound;

(h) Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Fund, all material contracts or other commitments of the Target Fund (other than this Agreement and certain investment contracts, including swap agreements, options, futures and forward contracts) will terminate or be terminated with respect to the Target Fund without liability to the Target Fund or may otherwise be assigned to the Acquiring Fund without the payment of any fee (penalty or otherwise) or acceleration of any obligations of the Target Fund on or prior to the Closing Date;

(i) Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body, regulatory agency or FINRA is presently pending or, to the Target Fund’s knowledge, threatened against the Target Fund that, if adversely determined, would materially and adversely affect the Target Fund’s financial condition or the conduct of its business or the Target Fund’s ability to consummate the transactions contemplated by this Agreement. The Target Fund and the Target

Entity, without any special investigation or inquiry, know of no facts that might form the basis for the institution of such proceedings and neither the Target Entity nor the Target Fund is a party to or subject to the provisions of any order, decree or judgment of any court, governmental body, regulatory agency or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated. Neither the Target Entity nor the Target Fund is in violation of, or has violated, nor, to the knowledge of the Target Entity, is under investigation with respect to or has been threatened to be charged with or given notice of any violation of, any applicable law or regulation. The Target Fund (i) does not have outstanding any option to purchase or other right to acquire shares of the Target Fund issued or granted by or on behalf of the Target Fund to any person; (ii) has not entered into any contract or agreement or amendment of any contract or agreement or terminated any contract or agreement, in each case material to the operation of the Target Fund, except as otherwise contemplated by this Agreement or as disclosed to the Acquiring Fund; (iii) has not incurred any indebtedness, other than in the ordinary course of business consistent with the investment objective and policies of the Target Fund; (iv) has not entered into any amendment of its Governing Documents that has not been disclosed to the Acquiring Fund; (v) does not have outstanding any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business) upon any asset of the Target Fund other than a lien for taxes not yet due and payable; and (vi) has not entered into any agreement or made any commitment to do any of the foregoing except as disclosed to the Acquiring Fund;

(j) The financial statements of the Target Fund for the Target Fund’s most recently completed fiscal year have been audited by the independent registered public accounting firm identified in the Target Fund’s prospectus or statement of additional information included in the Target Fund’s registration statement on Form N-1A. Such statements, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding the Target Fund’s most recently completed fiscal year, if any, were prepared in accordance with GAAP consistently applied, and such statements (copies of which have been furnished or made available to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Target Fund has been disclosed or is required to be disclosed in the Target Fund’s reports on Form N-CSR and, to the knowledge of the Target Fund, no such disclosure will be required as of the Closing Date;

(k) Since the last day of the Target Fund’s most recently completed fiscal year, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, except as otherwise disclosed to and accepted by the Acquiring Fund in writing. For the purposes of this subparagraph, a decline in net asset value due to declines in market values of securities held by the Target Fund, the redemption of the Target Fund’s shares by shareholders of the Target Fund or the discharge of the Target Fund’s ordinary course liabilities shall not constitute a material adverse change;

(l) On the Closing Date, all material Tax Returns (as defined below) of the Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof. To the Target Fund’s knowledge, no such Tax Return is currently under audit by any federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Tax Returns; there are no levies, liens or other encumbrances on the Target Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; and adequate provision has been made in the Target Fund financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements. The Target Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of distributions on and redemptions of its shares of beneficial interest and to withholding in respect of distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder. As used in this Agreement, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, excise tax and withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax. “Tax Return” means reports, returns, information returns, dividend reporting forms, elections, agreements, declarations, or other documents or reports of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed or furnished or required to be furnished with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto);

(a) The Target Fund: (i) is not (and will not be as of the Closing Date) classified as a partnership, and instead is (and will be as of the Closing Date) classified as an association that is subject to tax as a corporation for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (the “Service”) or is a “publicly traded partnership” (as defined in Section 7704(b) of the Code) that is treated as a corporation for federal tax purposes, (ii) has elected to be a regulated investment company under Subchapter M of the Code, and (iii) is a “fund,” as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation under Section 851(g)(1) of the Code. The Target Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date, and for each such taxable year (or portion thereof), the Target Fund has been eligible to compute its federal income tax under Section 852 of the Code. The Target Fund will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d)(1) of the Code as of the last taxable year quarter end of the Target Fund closing on or before the Closing Date. The Target Fund has not had at any time since its inception (and will not have as of the Closing Date) any material tax liability under Sections 852 or 4982 of the Code for any period ended on or before the Closing Date. The Target Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply to the Target Fund;

(b) The Target Fund has not changed its taxable year end within the most recent 48-month period ending on                 , 201    , and it does not intend to change its taxable year end prior to the Closing Date;

(c) The Target Fund has not undergone, has not agreed to undergo, nor is required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Target Fund (including the Acquiring Fund as its successor) will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date; (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income tax law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date;

(d) The Target Fund has not been notified in writing that any examinations of the Tax Returns of the Target Fund are currently in progress or threatened, and, to the knowledge of the Target Fund, no such examinations are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Target Fund as a result of any audit by the Service or any state, local or foreign taxing authority, and, to the knowledge of the Target Fund, no such deficiency has been proposed or threatened, and there are no levies, liens or other encumbrances related to Taxes existing or known to the Target Fund to be threatened or pending with respect to the Assets of the Target Fund;

(e) The Target Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself. The Target Fund is not currently and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary tax returns. The Target Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

(f) All issued and outstanding shares of the Target Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Target Entity, and are not, and on the Closing Date will not be, subject to preemptive or objecting shareholder rights. In every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws. All of the issued and outstanding shares of the Target Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Target Transfer Agent, on behalf of the Target Fund. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Target Fund, nor is there outstanding any security convertible into any of the Target Fund’s shares;

(g) The Target Entity, on behalf of the Target Fund, has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action, if any, on the part of the trustees of the Target Entity and, subject to the approval of the shareholders of the Target Fund (only with respect to those obligations under this Agreement that are contingent on such shareholder approval) and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(h) The information relating to the Target Fund furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory or self-regulatory authority that are necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and will comply in all material respects with federal securities laws and regulations thereunder and other applicable laws and regulations applicable thereto;

(i) As of the date of this Agreement or within a certain time thereafter as mutually agreed by the parties, the Target Fund has provided the Acquiring Fund with all information relating to the Target Fund reasonably necessary for the preparation of the N-14 Registration Statement (as defined in Section 5.1(b) hereof), in compliance with the 1933 Act, the 1934 Act and the 1940 Act in connection with the meeting of shareholders of the Target Fund to approve this Agreement and the transactions contemplated hereby. As of the effective date of the N-14 Registration Statement, the date of the meeting of shareholders of the Target Fund and the Closing Date, such information provided by any Target Fund will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided, however, that the representations and warranties in this subparagraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein;

(j) The books and records of the Target Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Target Fund;

(k) The Target Entity has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act relating to the Target Fund;

(l) The Target Entity has adopted and implemented written policies and procedures related to insider trading and a code of ethics that complies with all applicable provisions of Section 17(j) of the 1940 Act and Rule 17j-1 thereunder;

(m) The Target Entity and the Target Fund have maintained any material license, permit, franchise, authorization, certification and approval required by any governmental entity in the conduct of its business (the “Licenses and Permits”). Each License and Permit has been duly obtained, is valid and in full force and effect, and is not subject to any pending or, to the knowledge of the Target Entity, threatened administrative or judicial proceeding to revoke, cancel, suspend or declare such License and Permit invalid;

(n) The Target Entity is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code; and

(o) The Target Fund has no unamortized or unpaid organizational fees or expenses.

4.2. Each Acquiring Entity, on behalf of the Acquiring Fund, represents and warrants to the corresponding Target Entity and Target Fund as follows:

(a) The Acquiring Fund is duly organized as a series of the Acquiring Entity, which is [for PowerShares Exchange-Traded Fund Trust and PowerShares Exchange-Traded Fund Trust II: a voluntary association with transferable shares (commonly known as a business trust) duly formed, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts] [for PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust: a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware], with power under its Governing Documents to own all of its properties and assets and to carry on its business as it is now being, and as it is contemplated to be, conducted and to enter into this Agreement and perform its obligations hereunder;

(b) The Acquiring Entity is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of shares of the Acquiring Fund under the 1933 Act are in full force and effect, and will be in full force and effect on the Closing Date, and no action or proceeding to revoke or suspend such registrations is pending, or to the knowledge of the Acquiring Fund, threatened;

(c) No consent, approval, authorization, or order of any court, governmental authority or FINRA is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been or will be (at or prior to the Closing Date) obtained under the 1933 Act, the 1934 Act, the 1940 Act and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico) and the Hart-Scott-Rodino Act, each of which, as required, shall have been obtained on or prior to the Closing Date. No consent of or notice to any other third party or entity is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement;

(d) The prospectus and statement of additional information of the Acquiring Fund to be used in connection with the Reorganization will conform at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Acquiring Entity’s Governing Documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund or the Acquiring Entity is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any lien, encumbrance, penalty, or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund or the Acquiring Entity is a party or by which it is bound;

(f) Except as otherwise disclosed in writing to and accepted by or on behalf of the Target Fund, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body, regulatory agency or FINRA is presently pending or, to the Acquiring Fund’s knowledge, threatened against the Acquiring Fund that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business or the Acquiring Fund’s ability to consummate the transactions contemplated by this Agreement. The Acquiring Fund and the Acquiring Entity, without any special investigation or inquiry, know of no facts that might form the basis for the institution of such proceedings and neither the Acquiring Entity nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court, governmental body, regulatory agency or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(g) The Acquiring Fund has not yet commenced operations. The Reorganization will be structured as a “shell reorganization” subject to U.S. federal income tax treatment under Section 368(a)(1)(F) of the Code. The Acquiring Fund is, and will be at the time of Closing, a new series portfolio of the Acquiring Entity created within the last twelve (12) months, without assets (other than seed capital) or liabilities, formed for the purpose of receiving the Assets and assuming the Liabilities of the Target Fund in connection with the Reorganization and, accordingly, the Acquiring Fund has not prepared books of account and related records or financial statements or issued any shares except those issued in a private placement to IPCM or its affiliate to secure any required initial shareholder approvals;

(h) On the Closing Date, all material Tax Returns of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof. To the Acquiring Fund’s knowledge, no such Tax Return is currently under audit by any federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Tax Returns; there are no levies, liens or other encumbrances on the Acquiring Fund or its assets resulting from the non-payment of any Taxes; and no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending;

(i) The Acquiring Fund: (i) was formed for the purpose of the respective Reorganization, (ii) is not (and will not be as of the Closing Date) classified as a partnership, and instead is (and will be as of the Closing Date) classified as an association that is subject to tax as a corporation for federal tax purposes and either has elected (or will timely elect) the latter classification by filing Form 8832 with the Service or is (or will be as of the Closing Date) a “publicly traded partnership” (as defined in Section 7704(b) of the Code) that is treated as a corporation for federal tax purposes, (iii) has not filed any income tax return, and intends to qualify to be a regulated investment company under Subchapter M of the Code for its taxable year which includes the Closing Date, holds and has held no property other than de minimis assets related to its formation or maintenance of its legal status and has and has had no tax attributes other than attributes related to such de minimis assets, and (iv) is a “fund,” as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation under Section 851(g)(1) of the Code. The Acquiring Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

(j) The Acquiring Entity, on behalf of the Acquiring Fund, has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the trustees of the Acquiring Entity, on behalf of the Acquiring Fund, and subject to the approval of shareholders of the Target Fund and the due authorization, execution and delivery of the Agreement by the other parties thereto, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(k) The shares of the Acquiring Fund to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund shares, and, upon receipt of the Target Fund’s Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by the Acquiring Entity [For reorganizations involving Massachusetts business trusts: (recognizing that under Massachusetts law, shareholders of an Acquiring Fund that is a series of PowerShares Exchange-Traded Fund Trust and/or PowerShares Exchange-Traded Fund Trust II, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund)];

(l) The Acquiring Entity has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act relating to the Acquiring Fund;

(m) The Acquiring Entity and the Acquiring Fund have adopted and implemented written policies and procedures related to insider trading and a code of ethics that complies with all applicable provisions of Section 17(j) of the 1940 Act and Rule 17j-1 thereunder;

(n) The Acquiring Entity is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(o) The Acquiring Fund has no unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed by IPCM or its affiliates; and

(p) As of the effective date of the N-14 Registration Statement, the date of the meeting of shareholders of the Target Fund and the Closing Date, the information provided by any Acquiring Fund for use in the N-14 Registration Statement, including the documents contained or incorporated therein by reference will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided, however, that the representations and warranties in this subparagraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by the Target Fund for use therein.

4.3. With respect to each Reorganization, the Target Entity, on behalf of the Target Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, represents and warrants as follows:

(a) The fair market value of the Acquiring Fund’s shares that each Target Fund shareholder receives will be approximately equal to the fair market value of the Target Fund shares it actually or constructively surrenders in exchange therefor;

(b) The fair market value of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring Fund and those to which the Assets are subject;

(c) No expenses incurred by the Target Fund or on its behalf in connection with the Reorganization will be paid or assumed by the Acquiring Fund or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Acquiring Fund shares will be transferred to the Target Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof; and

(d) Immediately following consummation of the Reorganization, other than shares of an Acquiring Fund issued to IPCM or its affiliate representing de minimis assets related to the Acquiring Fund’s formation or maintenance of its legal status, (1) the shareholders of the Acquiring Fund will own all the Acquiring Fund shares and will own those shares solely by reason of their ownership of the Target Fund shares immediately before the Reorganization; (2) the Acquiring Fund will hold the same assets and will be subject to the Liabilities that the Target Fund held or was subject to immediately before the Reorganization (for the avoidance of doubt, not including the Excluded Liabilities); and (3) the amount of all distributions (other than regular, normal dividends) Target Fund will make immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.

5.	COVENANTS OF THE ACQUIRING ENTITY AND THE TARGET ENTITY

5.1. With respect to each Reorganization:

(a) The Target Fund will (i) operate its business in the ordinary course and substantially in accordance with past practice between the date hereof and the Closing Date, it being understood that, with respect to the Target Fund, such ordinary course of business may include purchases and sales of portfolio securities and other instruments, sales and redemptions of the Target Fund’s shares, and the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and (ii) use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of the Target Fund in the ordinary course in all material respects. The Acquiring Fund shall take such actions as are customary to the organization of a new series prior to its commencement of operations. In order to facilitate the transfer of Assets at the Closing Date, IPCM may request in writing that Security Investors, GFIA and/or GPIM use commercially reasonable efforts, subject to Security Investors’ GFIA’s and/or GPIM’s fiduciary duty, as applicable, to limit or cease portfolio trading on behalf of the Target Fund for a period of up to [three (3) days] prior to the Valuation Date. Security Investors, GFIA and GPIM agree that they will accommodate such requests to the extent such trading restrictions are consistent with the investment objectives, policies and strategies of the Target Fund and consistent with fulfilling its fiduciary obligations as an investment adviser[, provided that Security Investors, GFIA and/or GPIM will not be required to limit or cease portfolio trading that is necessary or, in the reasonable judgment of Security Investors, GFIA and/or GPIM appropriate in connection with a creation or redemption order placed with the Target Fund by an “authorized participant” during this time period]. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

(b) The parties hereto shall cooperate in preparing, and the Acquiring Entity shall file with the Commission, a registration statement on Form N-14 under the 1933 Act, which shall properly register the Acquiring Fund shares to be issued in connection with the Reorganization and include a proxy statement with respect to the votes of the shareholders of the Target Fund to approve the Reorganization (the “N-14 Registration Statement”). If at any time prior to the Closing Date a party becomes aware of any untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made in respect of the N-14 Registration Statement, such party shall notify each other party, and the parties shall cooperate in promptly preparing and filing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item. The Target Fund agrees to mail or otherwise deliver (e.g., by electronic means consistent with applicable regulations governing their use) to its respective shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the prospectus/proxy statement contained in the N-14 Registration Statement and other documents as are necessary, which each comply in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(c) The Target Entity will call a meeting of the shareholders of the Target Fund to be held prior to the Closing Date to consider and act upon this Agreement and to take all other action necessary to seek to obtain the required shareholder approval of the transactions contemplated herein. In the event that the Target Fund does not achieve a quorum or receives insufficient votes from shareholders to approve the proposal, the meeting may be postponed or adjourned as permitted under the Target Entity’s Governing Documents, applicable law and the N-14 Registration Statement in order to permit further solicitation of proxies.

(d) The Target Fund covenants that the Acquiring Fund’s shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

(e) The Target Entity will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares, and will assist the Acquiring Fund and IPCM in obtaining copies of any books and records of the Target Fund from its service providers reasonably requested by the Acquiring Entity or IPCM.

(f) The Target Entity will provide the Acquiring Fund with (i) within thirty (30) days of the Closing Date, a statement of the respective tax basis and holding period as of the most recent Tax year end of the Target Fund of all investments to be transferred by the Target Fund to the Acquiring Fund, (ii) a copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the backup withholding and nonresident alien withholding certifications, and notices or records on file with the Target Fund with respect to each shareholder, for all of the shareholders of record of the Target Fund as of the close of business on the Valuation Date, who are to become holders of the Acquiring Fund as a result of the transfer of Assets (the “Target Fund Shareholder Documentation”), certified by the Target Transfer Agent or its President or Vice-President to the best of their knowledge and belief (for the avoidance of doubt, the Acquiring Fund anticipates receiving Target Fund Shareholder Documentation only with respect to authorized participants who hold shares of the Target Fund and any other direct holders of Target Fund shares), (iii) FASB ASC 740-10 (formerly FIN 48) work papers and supporting statements pertaining to the Target Fund relating to any taxable years of the Target Fund not closed by the applicable Tax statute of limitations (the “ASC 740-10 Workpapers”), and (iv) the Tax books and records of the Target Fund for purposes of preparing any Tax returns required by law to be filed for Tax periods ending after the Closing Date. The information to be provided under (ii) through (iv) of this sub-section shall be provided at or prior to the Closing.

(g) The Target Fund will prepare and deliver to the Acquiring Fund at least [five (5) business days] prior to the Closing Date a statement of the assets and the liabilities of the Target Fund as of such date for review and agreement by the parties to determine that the Assets and the Liabilities of the Target Fund are being correctly determined in accordance with the terms of this Agreement. The Target Fund will deliver at the Closing a statement of Assets and Liabilities of the Target Fund as of the Valuation Date, certified by the Treasurer of the Target Entity.

(h) Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

(i) As soon as is reasonably practicable after the Closing, the Target Fund will make one or more distributions to its shareholders consisting of the shares of the Acquiring Fund received at the Closing (and any cash in lieu of fractional shares), as set forth in Section 1.2(d) hereof.

(j) The Acquiring Fund and the Target Fund shall each use their reasonable best efforts prior to Closing to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

(k) The Target Fund shall, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

(l) The Acquiring Fund shall, from time to time, as and when reasonably requested by the Target Fund, execute and deliver or cause to be executed and delivered all such assumption agreements and other instruments, and will take or cause to be taken such further action, as the Target Fund may reasonably deem necessary or desirable in order for the Acquiring Fund to assume the Target Fund’s Liabilities and otherwise to carry out the intent and purpose of this Agreement.

(m) The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

(n) A statement of any capital loss carryovers, for U.S. federal income tax purposes, of the Target Fund, as of the most recent Tax year end of the Target Fund, along with supporting workpapers providing information regarding any limitations on the use of such capital loss carryovers including information on any built-in gains and built-in losses of the Target Fund for purposes of applying applicable limitations on the use of such items under the Code, will be provided by the Target Entity on behalf of the Target Fund to the Acquiring Fund prior to Closing if the Target Fund’s most recent Tax year ended on or before December 31, 2017, otherwise, such statement, supporting workpapers and information shall be provided by the Target Entity on behalf of the Target Fund to the Acquiring Fund within sixty (60) days after the Closing Date.

(o) It is the intention of the parties that each Reorganization will qualify as a reorganization with the meaning of Section 368(a) of the Code. None of the parties to this Agreement shall take any action or cause any action to be taken (including, without limitation the filing of any Tax Return) that is inconsistent with such treatment or results in the failure of a Reorganization to qualify as a reorganization with the meaning of Section 368(a) of the Code.

(p) At or prior to the Closing, the Target Fund shall have delivered to the Acquiring Fund copies of: (i) the federal, state and local income Tax returns filed by or on behalf of the Target Fund for the prior three (3) taxable years; (ii) any of the following that have been issued to or for the benefit of the Target Fund and which have continuing relevance: (a) rulings, determinations, holdings or opinions issued by any federal, state, local or foreign Tax authority and (b) legal opinions; and (iii) with respect to any wholly owned subsidiaries of the Target Fund (if any), any organizational documents, including without limitation, the declarations of trust, articles of incorporation and bylaws, together with the board meeting minutes and consent of directors or trustees and shareholders.

(q) It is the intention of the parties that the Acquiring Fund will assume the ticker symbol of the corresponding Target Fund. The parties agree to take any and all such actions as may be reasonably necessary to facilitate the transfer of each Target Fund’s ticker symbol to the corresponding Acquiring Fund.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET ENTITY

6.1. With respect to each Reorganization, the obligations of the Target Entity, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject to the performance, or to the extent legally permissible, the Target Entity’s waiver, of the obligations to be performed by the Acquiring Fund hereunder on or before the Closing Date and, in addition thereto, the following conditions:

(a) All representations and warranties of the Acquiring Fund and the Acquiring Entity contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Time, with the same force and effect as if made on and as of the Closing Time;

(b) The Acquiring Entity shall have delivered to the Target Fund as of the Closing Time a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to Target Fund and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Time, except as they may be affected by the transactions contemplated by this Agreement;

(c) The Acquiring Entity and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Entity and the Acquiring Fund, on or before the Closing Time;

(d) The Target Fund and the Acquiring Fund shall have agreed on the number of shares of the Acquiring Fund to be issued in connection with the Reorganization after such number has been calculated in accordance with Section 1.2 hereto;

(e) As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any increase in the investment management fee rate or other fee rates that the Acquiring Fund is contractually obligated to pay for services provided to the Acquiring Fund from those described in the N-14 Registration Statement;

(f) The Target Entity shall have received from the Target Transfer Agent a certificate stating that it has received from the Acquiring Entity the number of shares of the Acquiring Fund equal in value to the value of the shares of the Target Fund as of the time and date set forth in Section 3; and

(g) The Target Entity shall have received on the Closing Date the opinion of Stradley Ronon Stevens & Young, LLP (“Stradley Ronon”), counsel to the Acquiring Entity (which may rely on certificates of officers or trustees of the Acquiring Entity), dated as of the Closing Date, covering the following points:

(i) The Acquiring Entity [For PowerShares Exchange-Traded Fund Trust and PowerShares Exchange-Traded Fund Trust II: is a voluntary association with transferable shares (commonly known as a business trust) duly formed, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts] [For PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust: is a statutory trust duly formed, validly existing and in good standing under the laws of the State of Delaware] and has the trust power to own all of the Acquiring Fund’s properties and assets and to carry on its business, including that of the Acquiring Fund, as a registered investment company;

(ii) The Acquiring Entity is a registered investment company classified as a management company of the open-end type with respect to each series of shares it offers, including the Acquiring Fund, under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(iii) The Agreement has been duly authorized by the Acquiring Entity on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery of the Agreement by the Target Entity, the Target Fund, Security Investors, GFIA and GPIM, is a valid and binding obligation of the Acquiring Entity, on behalf of the Acquiring Fund, enforceable against it in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent conveyance, reorganization, receivership, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equity principles (whether considered in a proceeding in equity or at law) and to an implied covenant of good faith and fair dealing;

(iv) The Acquiring Fund shares to be issued to the Target Fund Shareholders as provided by this Agreement are duly authorized, upon such delivery will be validly issued and upon receipt of the Target Fund’s Assets will be fully paid and [For reorganizations involving Massachusetts business trusts:, subject to the following,] non-assessable by the Acquiring Entity and no shareholder of an Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof. [For reorganizations involving Massachusetts business trusts: Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Amended and Restated Declarations of Trust of PowerShares Exchange-Traded Fund Trust and PowerShares Exchange-Traded Fund Trust II (each, a “Massachusetts Declaration”) contain an express disclaimer of shareholder liability for acts or obligations of such Acquiring Entity and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Acquiring Entity or its Trustees. Each Massachusetts Declaration further provides for indemnification out of the assets and property of the Acquiring Entity for all losses and expenses of any shareholder held personally liable for the obligations of the Acquiring Entity. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Acquiring Entity or Acquiring Fund itself was unable to meet its obligations. PowerShares Exchange-Traded Fund Trust and PowerShares Exchange-Traded Fund Trust II believe the likelihood of the occurrence of these circumstances is remote]; and

(v) The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Acquiring Entity’s Governing Documents or a breach or default under any material contract, agreement, instrument or other document pertaining to, or material to the business or financial condition of, the Acquiring Fund, or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any such agreement.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING ENTITY

7.1. With respect to each Reorganization, the obligations of the Acquiring Entity, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject to the performance, or to the extent legally permissible, the Acquiring Fund’s waiver, of the obligations to be performed by the Target Fund hereunder on or before the Closing Date and, in addition thereto, the following conditions:

(a) All representations and warranties of the Target Entity and the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Time, with the same force and effect as if made on and as of the Closing Time;

(b) The Target Entity, on behalf of the Target Fund, shall have delivered to the Acquiring Entity (i) a statement of the Target Fund’s Assets and Liabilities, as of the Valuation Date, certified by the Treasurer of the Target Entity, (ii) the Target Fund Shareholder Documentation, (iii) in electronic form, to the extent permitted by applicable law, all information pertaining to, or necessary or useful in the calculation or demonstration of, the investment performance of the Target Fund, (iv) the ASC 740-10 Workpapers, and (v) a statement of any capital loss carryovers as of the most recent Tax year end of the Target Fund along with supporting workpapers providing information regarding any limitations on the use of such capital loss carryovers including information on any built-in gains and built-in losses of the Target Fund for purposes of applying applicable limitations on the use of such items under the Code if the Target Fund’s most recent Tax year ended on or before December 31, 2017, as provided in Section 5(n). The information to be provided under (iii) of this subsection shall be provided at least thirty (30) days before the Closing Date and the information to be provided under (i), (ii), (iv) and (v) of this subsection shall be provided on the Closing Date;

(c) The Target Entity shall have delivered to the Acquiring Entity as of the Closing Time a certificate executed in its name by its President or Vice President and Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Target Fund made in this Agreement are true and correct at and as of the Closing Time;

(d) The Target Custodian and the Target Transfer Agent shall have delivered the certificates contemplated by Sections 3.2(b), 3.2(d) of this Agreement, respectively, and the Target Transfer Agent or the Target Fund’s President or Vice President shall have delivered the certificate contemplated by Section 5.1(f) of this Agreement, each duly executed by an authorized officer of the Target Custodian, the Target Transfer Agent, the Target Fund’s President or the Target Fund’s Vice President, as applicable;

(e) The Target Entity and the Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Target Entity and the Target Fund, on or before the Closing Time;

(f) The Target Fund and the Acquiring Fund shall have agreed on the number of shares of the Acquiring Fund set forth on Exhibit A hereto to be issued in connection with the Reorganization after such number has been calculated in accordance with Section 1.2 hereto;

(g) Unless the Target Fund has been advised by the Acquiring Fund that the Acquiring Fund will deliver an opinion of counsel that the Reorganization qualifies as a “reorganization” under Section 368(a)(1)(F) of the Code, the Target Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (A) all of Target Fund’s investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended prior to the Closing Date and all of such investment company taxable income for the short taxable year beginning on the first day of its current taxable year and ending on the Closing Date and (B) all of Target Fund’s net capital gain recognized in its taxable year ended prior to the Closing Date and all of any such net capital gain recognized in the short taxable year beginning on the first day of its current taxable year and ending on the Closing Date (in each case after reduction for any capital loss carryover);

(h) The Target Entity shall have duly executed and delivered to the Acquiring Entity, on behalf of the Target Fund, such bills of sale, assignments, certificates and other instruments of transfer, including transfer instructions to the Target Custodian and instructions to the Acquiring Fund’s transfer agent as the Acquiring Entity may reasonably deem necessary or desirable to evidence the transfer to the Acquiring Fund by the Target Fund all of the right, title and interest of the Target Fund in and to the respective Assets of the Target Fund. In each case, the Assets of the Target Fund shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor;

(i) The Acquiring Entity shall have received at the Closing: (i) a certificate of an authorized signatory of the Target Custodian stating that the Assets of the Target Fund have been delivered to the Acquiring Fund; (ii) a certificate of an authorized signatory from the custodian for the Acquiring Fund stating that the Assets of the Target Fund have been received; (iii) a certificate of an authorized officer of the Target Transfer Agent confirming that the transfer agent has delivered its records containing the names and addresses of the record holders of the Target Fund’s shares [and the number and percentage (to four decimal places) of ownership of the Target Fund owned by each such holder as of the Valuation Date]; and (iv) the Tax books and records of the Target Fund, including but not limited to, for purposes of preparing any Tax Returns required by law to be filed after the Closing Date;

(j) As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any increase in the investment management fee rate or other fee rates that the Target Fund is contractually obligated to pay for services provided to the Target Fund from those described in the N-14 Registration Statement; and

(k) The Acquiring Entity shall have received on the Closing Date an opinion of counsel to each Target Entity (which may rely on certificates of officers or trustees of the Target Entity), covering the following points:

(i) The Target Entity is a statutory trust, duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the power under its Governing Documents to own all of Target Fund’s properties and assets, and to conduct its business, including that of the Target Fund, as described in its organizational documents or in the most recently filed registration statement of the Target Fund;

(ii) The Target Entity is a registered investment company classified as a management company of the open-end type with respect to itself and, if applicable, each series of shares it offers, including the Target Fund, under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(iii) The Agreement has been duly authorized by the Target Entity on behalf of Target Fund and, assuming due authorization, execution and delivery of the Agreement by the Acquiring Entity and the Acquiring Fund, is a valid and binding obligation of the Target Entity, on behalf of the Target Fund, enforceable against the Target Entity in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent conveyance, reorganization, receivership, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equity principles (whether considered in a proceeding in equity or at law) and to an implied covenant of good faith and fair dealing; and

(iv) The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of, as appropriate, the Target Entity’s Governing Documents or a breach or default under any material contract, agreement, instrument or other document pertaining to, or material to the business or financial condition of, the Target Fund, or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any such agreement.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING ENTITY AND THE TARGET ENTITY

With respect to each Reorganization, if any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Target Fund or the Acquiring Fund, the Acquiring Entity or Target Entity, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1. The Agreement shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the Target Entity’s Governing Documents, applicable law of the State of Delaware, and the 1940 Act, and certified copies of the voting record from the proxy solicitor evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the conditions set forth in this Section 8.1;

8.2. The Agreement and transactions contemplated herein shall have been approved by the board of trustees of the Target Entity and the board of trustees of the Acquiring Entity and each party shall have delivered to the other party a copy of the resolutions approving this Agreement and the transactions contemplated in connection herewith adopted by such party’s board of trustees, certified by the secretary or equivalent officer. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the conditions set forth in this Section 8.2;

8.3. On the Closing Date, no action, suit or other proceeding shall be pending or, to the Target Entity’s or the Acquiring Entity’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.4. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not result in a material adverse effect on the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions;

8.5. The N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.6. The Target Entity and the Acquiring Entity shall have received on or before the Closing Date an opinion of Stradley Ronon in form and substance reasonably acceptable to the Target Entity and the Acquiring Entity, as to the matters set forth on Schedule 8.6. In rendering such opinion, Stradley Ronon may request and rely upon representations contained in certificates of officers of the Target Entity, the Acquiring Entity and others, and the officers of the Target Entity and the Acquiring Entity shall use their best efforts to make available such truthful certificates. Such opinion shall contain such limitations as shall be in the opinion of Stradley Ronon appropriate to render the opinions expressed therein. Subject to receipt of the certificates referenced in this Section 8.6 and absent a change of law or change of fact between the date of this Agreement and the Closing, the Acquiring Fund agrees that such opinion shall state that the Reorganization will qualify as a “reorganization” under Section 368(a)(1)(F) of the Code. Notwithstanding anything herein to the contrary, neither the Acquiring Entity nor the Target Entity may waive the conditions set forth in this paragraph 8.6;

8.7. All of the transactions contemplated by the Transaction Agreement have been consummated.

9.	BROKERAGE FEES AND EXPENSES

9.1. The parties hereto represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2. IPCM, Security Investors, GFIA and GPIM will bear or arrange for an entity under common ownership thereof to bear all of the expenses of the Target Entity and Acquiring Entity relating to the Reorganizations, whether or not the Reorganizations are consummated. The costs of the Reorganizations shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, terminating any existing agreements or contracts to which the Target Entity is a party (including any penalties payable in connection with such termination), organizing each Acquiring Fund, preparation, printing and distribution of the N-14 Registration Statement for each Reorganization (including the prospectus/proxy statement contained therein), legal fees, accounting fees, and expenses of holding shareholders’ meetings. Notwithstanding the foregoing, Security Investors, GFIA, GPIM, or an entity under common ownership thereof will be solely responsible for any costs associated with terminating existing agreements between each Target Entity and Rydex Fund Services, LLC (now MUFG Investor Services (US), LLC) or its affiliates.

10.	COOPERATION AND EXCHANGE OF INFORMATION

With respect to each Reorganization, prior to the Closing and for a reasonable time thereafter, the Target Entity and the corresponding Acquiring Entity will provide each other and their respective representatives with such cooperation, assistance and information as is reasonably necessary (i) for the filing of any Tax Return, for the preparation for any audit, and for the prosecution or defense of any claim, suit or proceeding relating to any proposed adjustment, or (ii) for any financial accounting purpose. Each such party or their respective agents will retain until the applicable period for assessment under applicable law (giving effect to any and all extensions or waivers) has expired all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of tax positions of the Target Fund and the Acquiring Fund for its taxable period first ending after the Closing of the applicable Reorganization and for all prior taxable periods for which the statute of limitation had not run at the time of the Closing, provided that a Target Entity shall not be required to maintain any such documents that it has delivered to the Acquiring Fund.

11.	INDEMNIFICATION

11.1. With respect to a Reorganization, the applicable Acquiring Entity, out of the assets of the Acquiring Fund, agrees to indemnify and hold harmless the Target Entity and each of the Target Entity’s officers and trustees from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly and severally, the Target Entity or any of its trustees or officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Entity, on behalf of the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the closing of the Reorganization.

11.2. With respect to a Reorganization, the applicable Target Entity, out of the assets of the Target Fund, agrees to indemnify and hold harmless the applicable Acquiring Entity and its officers and trustees from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly and severally, the Acquiring Entity or any of its trustees or officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Target Entity, on behalf of the Target Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the closing of the Reorganization.

12.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES AND COVENANTS

12.1. Except as described in Section 9.2, each party agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

13.	TERMINATION

In addition, this Agreement may be terminated and the transactions contemplated hereby may be abandoned with respect to one or more (or all) Reorganizations at any time prior to the Closing Date by: (i) resolution of the either the board of trustees of the Acquiring Entity or the board of trustees of the Target Entity if circumstances should develop that, in the opinion of that board, make proceeding with the Agreement not in the best interests of the shareholders of the Acquiring Fund or the Target Fund, respectively; (ii) mutual agreement of the parties; (iii) either the Acquiring Entity or the Target Entity if the Closing shall not have occurred on or before [                ]; unless such date is extended by mutual agreement of the Acquiring Entity and the Target Entity; or (iv) any party if one or more other parties shall have materially breached its obligations under this Agreement or made a material misrepresentation herein or in connection herewith which would render a condition set forth in this Agreement unable to be satisfied. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective directors/trustees or officers, except for (a) any such material breach or intentional misrepresentation or (b) the parties’ respective obligations under Sections 9.2 and 11, as to each of which all remedies at law or in equity of the party adversely affected shall survive. Further, this Agreement shall automatically terminate upon the termination of the Transaction Agreement.

14.	AMENDMENTS

This Agreement may be amended, modified or supplemented in a writing signed by the parties hereto to be bound by such Amendment; provided, however, that following the meeting of the shareholders of the Target Fund called pursuant to Section 5.1(c) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of shares of the Acquiring Fund to be issued to the shareholders of the Target Fund under this Agreement to the detriment of such shareholders without their further approval.

15.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery, personal service or prepaid or certified mail addressed to:

For each Target Entity:

[Name]

[Address]

Fax:

Attn:

With a copy to:

[Name]

[Address]

Fax:

Attn:

For Security Investors, LLC:

[Name]

[Address]

Fax:

Attn:

With a copy to:

[Name]

[Address]

Fax:

Attn:

For Guggenheim Funds Investment Advisors, LLC:

[Name]

[Address]

Fax:

Attn:

with a copy to:

[Name]

[Address]

Fax:

Attn:

For Guggenheim Partners Investment Management, LLC:

[Name]

[Address]

Fax:

Attn:

with a copy to:

[Name]

[Address]

Fax:

Attn:

For each Acquiring Entity

11 Greenway Plaza, Suite 100

Houston, TX 77046

Fax: 713-993-9185

Attn: General Counsel

with a copy to:

[Bruce G. Leto

Stradley Ronon Stevens & Young, LLP

2600 One Commerce Square

Philadelphia, PA 19103-7098

Fax: (215) 564-8120]

For Invesco PowerShares Capital Management LLC:

3500 Lacey Road, Suite 700

Downers Grove, Illinois 60515

Fax:

Attn:

16.	HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

16.1. The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

16.2. This Agreement shall be governed by and construed in accordance with the laws of the State of [Delaware] and applicable federal law, without regard to its principles of conflicts of laws.

16.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

16.4. This agreement may be executed in any number of counterparts, each of which shall be considered an original.

16.5. The Target Entity is a Delaware statutory trust organized in series of which each Target Fund constitutes one such series. With respect to each Reorganization, the Target Entity is executing this Agreement on behalf of the Target Fund only. Pursuant to the Declaration of Trust of the Target Entity and Section 2804(a) of the Delaware Statutory Trust Act, there is a limitation on liability of each series such that (a) the debts, liabilities, obligations and expenses incurred, contracted or otherwise existing with respect to the Target Fund are enforceable against the assets of that Target Fund only, and not against the assets of the Target Entity generally or the assets of any other series thereof, and (b) none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Target Entity generally or with respect to any other series thereof are enforceable against the assets of such Target Fund.

16.6. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective directors or trustees, shareholders, nominees, officers, agents, or employees personally, but, except as provided in Sections 9.2, 11.1 and 11.2 hereof, shall bind only the property of the applicable Target Fund or the applicable Acquiring Fund as provided in the Governing Documents of the applicable Target Entity or the applicable Acquiring Entity, respectively. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

17.	PUBLICITY/CONFIDENTIALITY

17.1. The parties shall cooperate on determining the manner in which any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein are made, provided that nothing herein shall prevent either party from making such public announcements as may be required by law, in which case the party issuing such statement or communication shall use all reasonable commercial efforts to advise the other party prior to such issuance.

17.2. The Target Entity, the Acquiring Entity and IPCM (for purposes of this Section 17, the “Protected Persons”) will hold, and will cause their board members, officers, employees, representatives, agents and affiliates to hold, in confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other Protected Persons, all confidential information obtained from the other Protected Persons in connection with the transactions contemplated by this Agreement, except such information may be disclosed: (i) to governmental or regulatory bodies, and, where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) it if was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

17.3. In the event of a termination of this Agreement, the Protected Persons agree that they along with their employees, representative agents and affiliates shall, and shall cause their affiliates to, except with the prior written consent of the other Protected Persons, keep secret and retain in confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all confidential or proprietary information relating to the other Protected Persons and their related parties and affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be approved on behalf of the Acquiring Fund and Target Fund.

PowerShares Exchange-Traded Fund Trust, on behalf of its series identified on Exhibit A hereto		PowerShares Exchange-Traded Fund Trust II, on behalf of its series identified on Exhibit A hereto

By:		By:
	Name:		Name:
	Title:		Title:

PowerShares Actively Managed Exchange-Traded Fund Trust, on behalf of its series identified on Exhibit A hereto		PowerShares Exchange-Traded Self-Indexed Fund Trust, on behalf of its series identified on Exhibit A hereto

By:		By:
	Name:		Name:
	Title:		Title:

Rydex ETF Trust, on behalf of its series identified on Exhibit A hereto		Claymore Exchange-Traded Fund Trust, on behalf of its series identified on Exhibit A hereto

By:		By:
	Name:		Name:
	Title:		Title:

Claymore Exchange-Traded Fund Trust 2, on behalf of its series identified on Exhibit A hereto

By:
Name:
Title:

Invesco PowerShares Capital Management LLC, solely with respect to Sections 1.2(f), 5.1(a), 9.2, 14 and 16.

By:
Name:
Title:

Security Investors, LLC, solely with respect to 1.2(f), 5.1(a), 5.1(e), 9.2, 14 and 16.3		Guggenheim Funds Investment Advisors, LLC, solely with respect to 1.2(f), 5.1(a), 5.1(e), 9.2, 14 and 16.3

By:		By:
	Name:		Name:
	Title:		Title:

Guggenheim Partners Investment Management, LLC, solely with respect to 1.2(f), 5.1(a), 5.1(e), 9.2, 14 and 16.3

By:
Name:
Title:

EXHIBIT A

CHART OF REORGANIZATIONS

Acquiring Fund and Acquiring Entity	Corresponding Target Fund and Target Entity

PowerShares Exchange-Traded Fund Trust

PowerShares S&P 100® Equal Weight Portfolio, a series of PowerShares Exchange-Traded Fund Trust	Guggenheim S&P 100® Equal Weight ETF, a series of Rydex ETF Trust

PowerShares S&P 500® Equal Weight Consumer Discretionary Portfolio, a series of PowerShares Exchange-Traded Fund Trust	Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF, a series of Rydex ETF Trust

PowerShares S&P 500® Equal Weight Consumer Staples Portfolio, a series of PowerShares Exchange-Traded Fund Trust	Guggenheim S&P 500® Equal Weight Consumer Staples ETF, a series of Rydex ETF Trust

PowerShares S&P 500® Equal Weight Energy Portfolio, a series of PowerShares Exchange-Traded Fund Trust	Guggenheim S&P 500® Equal Weight Energy ETF, a series of Rydex ETF Trust

PowerShares S&P 500® Equal Weight Portfolio, a series of PowerShares Exchange-Traded Fund Trust	Guggenheim S&P 500® Equal Weight ETF, a series of Rydex ETF Trust

PowerShares S&P 500® Equal Weight Financial Portfolio, a series of PowerShares Exchange-Traded Fund Trust	Guggenheim S&P 500® Equal Weight Financial ETF, a series of Rydex ETF Trust

PowerShares S&P 500® Equal Weight Health Care Portfolio, a series of PowerShares Exchange-Traded Fund Trust	Guggenheim S&P 500® Equal Weight Health Care ETF, a series of Rydex ETF Trust

PowerShares S&P 500® Equal Weight Industrials Portfolio, a series of PowerShares Exchange-Traded Fund Trust	Guggenheim S&P 500® Equal Weight Industrials ETF, a series of Rydex ETF Trust

PowerShares S&P 500® Equal Weight Materials Portfolio, a series of PowerShares Exchange-Traded Fund Trust	Guggenheim S&P 500® Equal Weight Materials ETF, a series of Rydex ETF Trust

PowerShares S&P 500® Equal Weight Real Estate Portfolio, a series of PowerShares Exchange-Traded Fund Trust	Guggenheim S&P 500® Equal Weight Real Estate ETF, a series of Rydex ETF Trust

PowerShares S&P 500® Equal Weight Technology Portfolio, a series of PowerShares Exchange-Traded Fund Trust	Guggenheim S&P 500® Equal Weight Technology ETF, a series of Rydex ETF Trust

PowerShares S&P 500® Equal Weight Utilities Portfolio, a series of PowerShares Exchange-Traded Fund Trust	Guggenheim S&P 500® Equal Weight Utilities ETF, a series of Rydex ETF Trust

PowerShares S&P 500® Pure Growth Portfolio, a series of PowerShares Exchange-Traded Fund Trust	Guggenheim S&P 500® Pure Growth ETF, a series of Rydex ETF Trust

PowerShares S&P 500® Pure Value Portfolio, a series of PowerShares Exchange-Traded Fund Trust	Guggenheim S&P 500® Pure Value ETF, a series of Rydex ETF Trust

PowerShares S&P 500® Top 50 Portfolio, a series of PowerShares Exchange-Traded Fund Trust	Guggenheim S&P 500® Top 50 ETF, a series of Rydex ETF Trust

PowerShares S&P MidCap 400® Equal Weight Portfolio, a series of PowerShares Exchange-Traded Fund Trust	Guggenheim S&P MidCap 400® Equal Weight ETF, a series of Rydex ETF Trust

PowerShares S&P MidCap 400® Pure Growth Portfolio, a series of PowerShares Exchange-Traded Fund Trust	Guggenheim S&P MidCap 400® Pure Growth ETF, a series of Rydex ETF Trust

PowerShares S&P MidCap 400® Pure Value Portfolio, a series of PowerShares Exchange-Traded Fund Trust	Guggenheim S&P MidCap 400® Pure Value ETF, a series of Rydex ETF Trust

PowerShares S&P SmallCap 600® Equal Weight Portfolio, a series of PowerShares Exchange-Traded Fund Trust	Guggenheim S&P SmallCap 600® Equal Weight ETF, a series of Rydex ETF Trust

PowerShares S&P SmallCap 600® Pure Growth Portfolio, a series of PowerShares Exchange-Traded Fund Trust	Guggenheim S&P SmallCap 600® Pure Growth ETF, a series of Rydex ETF Trust

PowerShares S&P SmallCap 600® Pure Value Portfolio, a series of PowerShares Exchange-Traded Fund Trust	Guggenheim S&P SmallCap 600® Pure Value ETF, a series of Rydex ETF Trust

PowerShares BRIC Portfolio, a series of PowerShares Exchange-Traded Fund Trust	Guggenheim BRIC ETF, a series of Claymore Exchange-Traded Fund Trust

PowerShares Dow Jones Industrial Average Dividend Portfolio, a series of PowerShares Exchange-Traded Fund Trust	Guggenheim Dow Jones Industrial Average Dividend ETF, a series of Claymore Exchange-Traded Fund Trust

PowerShares Insider Sentiment Portfolio, a series of PowerShares Exchange-Traded Fund Trust	Guggenheim Insider Sentiment ETF, a series of Claymore Exchange-Traded Fund Trust

PowerShares Mid-Cap Core Portfolio, a series of PowerShares Exchange-Traded Fund Trust	Guggenheim Mid-Cap Core ETF, a series of Claymore Exchange-Traded Fund Trust

PowerShares Multi-Asset Income Portfolio, a series of PowerShares Exchange-Traded Fund Trust	Guggenheim Multi-Asset Income ETF, a series of Claymore Exchange-Traded Fund Trust

PowerShares Raymond James SB-1 Equity Portfolio, a series of PowerShares Exchange-Traded Fund Trust	Guggenheim Raymond James SB-1 Equity ETF, a series of Claymore Exchange-Traded Fund Trust

PowerShares S&P Spin-Off Portfolio, a series of PowerShares Exchange-Traded Fund Trust	Guggenheim S&P Spin-Off ETF, a series of Claymore Exchange-Traded Fund Trust

PowerShares Wilshire Micro-Cap Portfolio, a series of PowerShares Exchange-Traded Fund Trust	Wilshire Micro-Cap ETF, a series of Claymore Exchange-Traded Fund Trust

PowerShares Wilshire US REIT Portfolio, a series of PowerShares Exchange-Traded Fund Trust	Wilshire US REIT ETF, a series of Claymore Exchange-Traded Fund Trust

PowerShares Exchange-Traded Fund Trust II

PowerShares MSCI Emerging Markets Equal Country Weight Portfolio, a series of PowerShares Exchange-Traded Fund Trust II	Guggenheim MSCI Emerging Markets Equal Country Weight ETF, a series of Rydex ETF Trust

PowerShares S&P Global Dividend Opportunities Index Portfolio, a series of PowerShares Exchange-Traded Fund Trust II	Guggenheim S&P Global Dividend Opportunities Index ETF, a series of Claymore Exchange-Traded Fund Trust

PowerShares Canadian Energy Income Portfolio, a series of PowerShares Exchange-Traded Fund Trust II	Guggenheim Canadian Energy Income ETF, a series of Claymore Exchange-Traded Fund Trust 2

PowerShares China All-Cap Portfolio, a series of PowerShares Exchange-Traded Fund Trust II	Guggenheim China All-Cap ETF, a series of Claymore Exchange-Traded Fund Trust 2

PowerShares China Real Estate Portfolio, a series of PowerShares Exchange-Traded Fund Trust II	Guggenheim China Real Estate ETF, a series of Claymore Exchange-Traded Fund Trust 2

PowerShares China Small Cap Portfolio, a series of PowerShares Exchange-Traded Fund Trust II	Guggenheim China Small Cap ETF, a series of Claymore Exchange-Traded Fund Trust 2

PowerShares China Technology Portfolio, a series of PowerShares Exchange-Traded Fund Trust II	Guggenheim China Technology ETF, a series of Claymore Exchange-Traded Fund Trust 2

PowerShares Frontier Markets Portfolio, a series of PowerShares Exchange-Traded Fund Trust II	Guggenheim Frontier Markets ETF, a series of Claymore Exchange-Traded Fund Trust 2

PowerShares International Multi-Asset Income Portfolio, a series of PowerShares Exchange-Traded Fund Trust II	Guggenheim International Multi-Asset Income ETF, a series of Claymore Exchange-Traded Fund Trust 2

PowerShares MSCI Global Timber Portfolio, a series of PowerShares Exchange-Traded Fund Trust II	Guggenheim MSCI Global Timber ETF, a series of Claymore Exchange-Traded Fund Trust 2

PowerShares S&P Global Water Index Portfolio, a series of PowerShares Exchange-Traded Fund Trust II	Guggenheim S&P Global Water Index ETF, a series of Claymore Exchange-Traded Fund Trust 2

PowerShares S&P High Income Infrastructure Portfolio, a series of PowerShares Exchange-Traded Fund Trust II	Guggenheim S&P High Income Infrastructure ETF, a series of Claymore Exchange-Traded Fund Trust 2

PowerShares Shipping Portfolio, a series of PowerShares Exchange-Traded Fund Trust II	Guggenheim Shipping ETF, a series of Claymore Exchange-Traded Fund Trust 2

PowerShares Solar Portfolio, a series of PowerShares Exchange-Traded Fund Trust II	Guggenheim Solar ETF, a series of Claymore Exchange-Traded Fund Trust 2

PowerShares Actively Managed Exchange-Traded Fund Trust

PowerShares Ultra Short Duration Portfolio, a series of PowerShares Actively Managed Exchange-Traded Fund Trust	Guggenheim Ultra Short Duration ETF, a series of Claymore Exchange-Traded Fund Trust

PowerShares Total Return Bond Portfolio, a series of PowerShares Actively Managed Exchange-Traded Fund Trust	Guggenheim Total Return Bond ETF, a series of Claymore Exchange-Traded Fund Trust 2

PowerShares Exchange-Traded Self-Indexed Fund Trust

PowerShares Multi-Factor Large Cap Portfolio, a series of PowerShares Exchange-Traded Self-Indexed Fund Trust	Guggenheim Multi-Factor Large Cap ETF, a series of Rydex ETF Trust

PowerShares BulletShares 2018 Corporate Bond Portfolio, a series of PowerShares Exchange-Traded Self-Indexed Fund Trust	Guggenheim BulletShares 2018 Corporate Bond ETF, a series of Claymore Exchange-Traded Fund Trust

PowerShares BulletShares 2018 High Yield Corporate Bond Portfolio, a series of PowerShares Exchange-Traded Self-Indexed Fund Trust	Guggenheim BulletShares 2018 High Yield Corporate Bond ETF, a series of Claymore Exchange-Traded Fund Trust

PowerShares BulletShares 2019 Corporate Bond Portfolio, a series of PowerShares Exchange-Traded Self-Indexed Fund Trust	Guggenheim BulletShares 2019 Corporate Bond ETF, a series of Claymore Exchange-Traded Fund Trust

PowerShares BulletShares 2019 High Yield Corporate Bond Portfolio, a series of PowerShares Exchange-Traded Self-Indexed Fund Trust	Guggenheim BulletShares 2019 High Yield Corporate Bond ETF, a series of Claymore Exchange-Traded Fund Trust

PowerShares BulletShares 2020 Corporate Bond Portfolio, a series of PowerShares Exchange-Traded Self-Indexed Fund Trust	Guggenheim BulletShares 2020 Corporate Bond ETF, a series of Claymore Exchange-Traded Fund Trust

PowerShares BulletShares 2020 High Yield Corporate Bond Portfolio, a series of PowerShares Exchange-Traded Self-Indexed Fund Trust	Guggenheim BulletShares 2020 High Yield Corporate Bond ETF, a series of Claymore Exchange-Traded Fund Trust

PowerShares BulletShares 2021 Corporate Bond Portfolio, a series of PowerShares Exchange-Traded Self-Indexed Fund Trust	Guggenheim BulletShares 2021 Corporate Bond ETF, a series of Claymore Exchange-Traded Fund Trust

PowerShares BulletShares 2021 High Yield Corporate Bond Portfolio, a series of PowerShares Exchange-Traded Self-Indexed Fund Trust	Guggenheim BulletShares 2021 High Yield Corporate Bond ETF, a series of Claymore Exchange-Traded Fund Trust

PowerShares BulletShares 2022 Corporate Bond Portfolio, a series of PowerShares Exchange-Traded Self-Indexed Fund Trust	Guggenheim BulletShares 2022 Corporate Bond ETF, a series of Claymore Exchange-Traded Fund Trust

PowerShares BulletShares 2022 High Yield Corporate Bond Portfolio, a series of PowerShares Exchange-Traded Self-Indexed Fund Trust	Guggenheim BulletShares 2022 High Yield Corporate Bond ETF, a series of Claymore Exchange-Traded Fund Trust

PowerShares BulletShares 2023 Corporate Bond Portfolio, a series of PowerShares Exchange-Traded Self-Indexed Fund Trust	Guggenheim BulletShares 2023 Corporate Bond ETF, a series of Claymore Exchange-Traded Fund Trust

PowerShares BulletShares 2023 High Yield Corporate Bond Portfolio, a series of PowerShares Exchange-Traded Self-Indexed Fund Trust	Guggenheim BulletShares 2023 High Yield Corporate Bond ETF, a series of Claymore Exchange-Traded Fund Trust

PowerShares BulletShares 2024 Corporate Bond Portfolio, a series of PowerShares Exchange-Traded Self-Indexed Fund Trust	Guggenheim BulletShares 2024 Corporate Bond ETF, a series of Claymore Exchange-Traded Fund Trust

PowerShares BulletShares 2024 High Yield Corporate Bond Portfolio, a series of PowerShares Exchange-Traded Self-Indexed Fund Trust	Guggenheim BulletShares 2024 High Yield Corporate Bond ETF, a series of Claymore Exchange-Traded Fund Trust

PowerShares BulletShares 2025 Corporate Bond Portfolio, a series of PowerShares Exchange-Traded Self-Indexed Fund Trust	Guggenheim BulletShares 2025 Corporate Bond ETF, a series of Claymore Exchange-Traded Fund Trust

PowerShares BulletShares 2025 High Yield Corporate Bond Portfolio, a series of PowerShares Exchange-Traded Self-Indexed Fund Trust	Guggenheim BulletShares 2025 High Yield Corporate Bond ETF, a series of Claymore Exchange-Traded Fund Trust

PowerShares BulletShares 2026 Corporate Bond Portfolio, a series of PowerShares Exchange-Traded Self-Indexed Fund Trust	Guggenheim BulletShares 2026 Corporate Bond ETF, a series of Claymore Exchange-Traded Fund Trust

PowerShares BulletShares 2027 Corporate Bond Portfolio, a series of PowerShares Exchange-Traded Self-Indexed Fund Trust	Guggenheim BulletShares 2027 Corporate Bond ETF, a series of Claymore Exchange-Traded Fund Trust

PowerShares Defensive Equity Portfolio, a series of PowerShares Exchange-Traded Self-Indexed Fund Trust	Guggenheim Defensive Equity ETF, a series of Claymore Exchange-Traded Fund Trust

PowerShares U.S. Large Cap Optimized Volatility Portfolio, a series of PowerShares Exchange-Traded Self-Indexed Fund Trust	Guggenheim U.S. Large Cap Optimized Volatility ETF, a series of Claymore Exchange-Traded Fund Trust 2

Schedule 1.2(c)

Excluded Liabilities

[Which may be modified until Closing]

1.	Any payments or liabilities associated with the termination of the following agreements:

a.	Fund Administration Agreement, dated May 14, 2013, between Rydex Fund Services, LLC (now MUFG Investor Services (US), LLC), and Claymore Exchange-Traded Funds Trust and Claymore Exchange-Traded Funds Trust 2, as amended July 20, 2016.

b.	Administration Agreement, dated June 10, 2013, between Rydex Funds Services, LLC (now MUFG Investor Services (US), LLC) and Rydex ETF Trust, as amended July 22, 2016.

2.	Asserted and potential claims stemming from the tax treatment of prearranged trades with authorized participants custom rebalance baskets.

Schedule 8.6

Tax Opinions

With respect to each Reorganization:

(i) The acquisition by the Acquiring Fund of all of the Assets of the Target Fund, as provided for in the Agreement, in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund shares in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to the reorganization” within the meaning of Section 368(b) of the Code.

(ii) No gain or loss will be recognized by the Target Fund upon the transfer of all of its Assets to, and assumption of its Liabilities by, the Acquiring Fund in exchange solely for Acquiring Fund shares pursuant to Section 361(a) and Section 357(a) of the Code.

(iii) No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the Assets of the Target Fund in exchange solely for the assumption of the Liabilities of the Target Fund and issuance of the Acquiring Fund shares pursuant to Section 1032(a) of the Code.

(iv) No gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Fund shares by the Target Fund to its shareholders in complete liquidation (in pursuance of the Agreement) pursuant to Section 361(c)(1) of the Code.

(v) The tax basis of the Assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such Assets in the hands of the Target Fund immediately prior to the transfer pursuant to Section 362(b) of the Code.

(vi) The holding periods of the Assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such Assets were held by the Target Fund pursuant to Section 1223(2) of the Code.

(vii) No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund shares for the Acquiring Fund shares pursuant to Section 354(a) of the Code.

(viii) The aggregate tax basis of the Acquiring Fund shares to be received by each shareholder of the Target Fund will be the same as the aggregate tax basis of Target Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code.

(ix) The holding period of Acquiring Fund shares received by a shareholder of the Target Fund will include the holding period of the Target Fund shares exchanged therefor, provided that the shareholder held Target Fund shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code.

(x) For purposes of Section 381 of the Code, the Acquiring Fund will succeed to and take into account, as of the date of the transfer as defined in Section 1.381(b)-1(b) of the Income Tax Regulations, the items of Target Fund described in Section 381(c) of the Code as if there had been no Reorganization, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and, if applicable, the Income Tax Regulations promulgated thereunder.

This opinion does not address the tax consequences of the Reorganization to contracts or securities on which gain or loss is recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code.

APPENDIX C – DESCRIPTIONS OF PRINCIPAL INVESTMENT RISKS

As with all ETFs, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Funds are subject to a number of additional risks that may affect the value or liquidity of the Funds shares. The risk information below may not be applicable to each Fund. Please consult the “Comparison of the Funds – Comparison of Principal Risk Investments” sections of this Proxy Statement/Prospectus to determine which risks are applicable to each Fund. Additional information regarding the principal risks described below may be found under the heading “Description of Risks” in the Claymore Funds’ respective prospectuses.

Active Management Risk — The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, which may cause the Fund to fail to meet its investment objective or to underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active trading may also result in adverse tax consequences.

Asset-Backed Securities Risk — Investors in ABS, including MBS and structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. Some ABS, including MBS, may have structures that make their reaction to interest rates and other factors difficult to predict, causing their prices to be volatile. These instruments are particularly subject to interest rate, credit and liquidity and valuation risks.

Residential Mortgage-Backed Securities — Home mortgage loans are typically grouped together into pools by banks and other lending institutions, and interests in these pools are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. Some of these pools are guaranteed by U.S. government agencies or by government sponsored private corporations-familiarly called “Ginnie Mae,” “Fannie Mae” and “Freddie Mac.” Home mortgage loans may also be purchased and grouped together by non-lending institutions such as investment banks and hedge funds who will sell interests in such pools to investors. Mortgage-backed securities may be particularly sensitive to changes in interest rates given that rising interest rates tend to extend the duration of fixed-rate mortgage-backed securities. As a result, a rising interest rate environment can cause the prices of mortgage-backed securities to be increasingly volatile, which may adversely affect the Fund’s holdings of mortgage-backed securities. In light of the current interest rate environment, the Fund’s investments in these securities may be subject to heightened interest rate risk.

Commercial Mortgage-Backed Securities — Commercial Mortgage-Backed Securities (“CMBS”) are collateralized by one or more commercial mortgage loans. Banks and other lending institutions typically group the loans into pools and interests in these pools are then sold to investors, allowing the lender to have more money available to loan to other commercial real estate owners. Commercial mortgage loans may be secured by office properties, retail properties, hotels, mixed use properties or multi-family apartment buildings. Investments in CMBS are subject to the risks of asset-backed securities generally and particularly subject to credit risk, interest rate risk, and liquidity and valuation risk.

Asset Class Risk — The securities in the Fund’s portfolio may underperform the returns of other securities or indices that track other industries, markets, asset classes or sectors.

Bank Obligations Risk — The Fund’s investments in bank obligations are subject to risks generally applicable to debt securities, but also expose the Fund to risks associated with adverse developments in or related to the banking industry. The activities of U.S. and most foreign banks are subject to comprehensive regulations, which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks.

Basic Materials Sector Risk — Companies in the basic materials sector may be adversely affected by a variety of factors, including, among others, commodity price volatility, exchange rates, import controls, increased competition, claims for environmental damage and product liability claims and government regulations. The Fund may be adversely affected by events or developments negatively impacting the basic materials sector or issuers within the basic materials sector.

Canadian Risk — As the Fund invests significantly in common stocks and Canadian royalty trusts listed on the Toronto Stock Exchange (TSX), the Fund is particularly vulnerable to certain risks specific to Canadian investments. The Canadian economy is very dependent on the demand for, and supply and price of, natural resources. The Canadian economy may be significantly affected by the U.S. economy, given that the United States is Canada’s largest trading partner and foreign investor. In addition, past periodic demands by the Province of Quebec for sovereignty have significantly affected equity valuations and foreign currency movements in the Canadian market. Economic, political, trade, and other events in Canada (or relating to Canadian issuers) may adversely affect the Fund.

Canadian Royalty Trust Risk — As the Fund invests in Canadian royalty trusts, it is subject to certain risks applicable to Canadian royalty trusts. The royalty trusts in which the Fund invests are heavily invested in oil and gas. Potential growth may be sacrificed because revenue is passed on to a royalty trust’s unit holders (such as the Fund), rather than reinvested in the business. Royalty trusts generally do not guarantee minimum distributions or even return of capital. If the assets underlying a royalty trust do not perform as expected, the royalty trust may reduce or even eliminate distributions.

Potential for Tax Recharacterization or Changes — In addition, under amendments to the Income Tax Act (Canada) passed in 2007 (the “SIFT Rules”), certain trusts (defined as “SIFT trusts”) are taxable on certain income and gains on a basis similar to that which applies to a corporation, with the result that tax efficiencies formerly available in respect of an investment in the trust may cease to be available. A royalty trust may be a SIFT trust. Accordingly, the SIFT Rules have had and may continue to have an effect on the trading price of investments in royalty trusts, and consequently could impact the value of Shares.

China Investment Risk — Investing in securities of Chinese companies involves additional risks, including, but not limited to: the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others; the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership; actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China (including both direct and indirect market stabilization efforts, which may affect valuations of Chinese issuers); and both interim and permanent market regulations may affect the ability of certain stockholders to sell Chinese securities when it would otherwise be advisable. In addition, the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. It may do so in the future as well, potentially having a significant adverse effect on economic conditions in China, the economic prospects for, and the market prices and liquidity of, the securities of Chinese companies and the payments of dividends and interest by Chinese companies.

Although the enactment of the Enterprise Income Tax Law, effective January 1, 2008, provided a 10% withholding tax upon Chinese non-residents with respect to capital gains, significant uncertainties remain regarding this law. Such uncertainties may result in capital gains imposed upon the Fund relative to companies headquartered, managed or listed in China. While the application and enforcement of this law to the Fund remains subject to clarification, to the extent that such taxes are imposed on any capital gains of the Fund relative to companies headquartered, managed or listed in China, the Fund’s net asset value (“NAV”) or returns may be adversely impacted.

Collateralized Loan Obligations and Collateralized Debt Obligations Risk — Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Fund’s investment in CLOs may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.

Collateralized debt obligations (“CDOs”) are structured similarly to CLOs and bear the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than loans including securities (such as other asset-backed securities), synthetic instruments or bonds and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. For example, CDOs that obtain their exposure through synthetic investments entail the risks associated with derivative instruments.

Commercial Paper Risk — The value of the Fund’s investment in commercial paper, which is an unsecured promissory note that generally has a maturity date between one and 270 days and is issued by a U.S. or foreign entity, is susceptible to changes in the issuer’s financial condition or credit quality. Investments in commercial paper are usually discounted from their value at maturity. Commercial paper can be fixed-rate or variable rate and can be adversely affected by changes in interest rates.

Concentration Risk — If the Index concentrates in an industry or group of industries, the Fund’s investments will be concentrated accordingly. In such event, the value of Shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries and the Fund’s performance will be particularly susceptible to adverse events impacting such industry.

Consumer Discretionary Sector Risk — The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumers’ disposable income, consumer preferences, social trends and marketing campaigns. The Fund may be adversely affected by events or developments negatively impacting the consumer discretionary sector or issuers within the consumer discretionary sector.

Consumer Staples Sector Risk — Companies in the consumer staples sector may be adversely affected by changes in the global economy, consumer spending, competition, demographics and consumer preferences, and production spending. In addition, companies in the consumer staples sector may be subject to risks pertaining to the supply of, demand for and prices of raw materials. The Fund may be adversely affected by events or developments negatively impacting the consumer staples sector or issuers within the consumer staples sector.

Convertible Securities Risk — Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Counterparty Credit Risk — The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, or to hedge a position. Through these investments, the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease.

Credit Risk — The Fund could lose money if the issuer or guarantor of a fixed-income instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time or defaults. The issuer, guarantor or counterparty could also suffer a rapid decrease in credit quality rating, which would adversely affect the volatility of the value and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.

Currency Risk — Indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, which would cause a decline in the U.S. value of the holdings of the Fund. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad. The Fund’s foreign currency hedging transactions and techniques may not be effective and, in certain cases, may adversely affect the Fund. In addition, the Fund’s ability to engage in these transactions and techniques may be limited under certain circumstances.

Declining Yield Risk — During the final year of the Fund’s operations, as the bonds held by the Fund mature and the Fund’s portfolio transitions to cash and cash equivalents, the Fund’s yield will generally tend to move toward the yield of cash and cash equivalents and thus may be lower than the yields of the bonds previously held by the Fund and/or prevailing yields for bonds in the market.

Depositary Receipt Risk — The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts or shares may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

Derivatives Risk — Derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Sub-Adviser is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Some of the derivatives in which the Fund invests are traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened credit, liquidity and valuation risks. Certain risks also are specific to the derivatives in which the Fund invests.

Swap Agreements Risk — Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory central clearing. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk-free.

Futures Contracts Risk — Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Sub-Adviser, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (“NAV”). Futures are also subject to leverage risks and to liquidity risk.

Options Risk — Options or options on futures contracts give the holder of the option the right to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Sub-Adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the options and securities markets. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Sub-Adviser, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.

Dividend-Paying Stock Risk — As a category, dividend-paying stocks may underperform non-dividend paying stocks (and the stock market as a whole) over any period of time. In addition, issuers of dividend-paying stocks may have discretion to defer or stop paying dividends for a stated period of time. If the dividend-paying stocks held by the Fund reduce or stop paying dividends, the Fund’s ability to generate income may be adversely affected.

Dollar Roll Transaction Risk — The Fund may enter into dollar roll transactions, in which the Fund sells a mortgage-backed or other security for settlement on one date and buys back a substantially similar security for settlement at a later date. Dollar rolls involve a risk of loss if the market value of the securities that the Fund is committed to buy declines below the price of the securities the Fund has sold.

Emerging Markets Risk — Investments in or exposure to emerging markets are generally subject to a greater level of those risks associated with investing in or being exposed to developed foreign markets, as emerging markets are considered to be less developed than developed countries. Furthermore, investments in or exposure to emerging markets are generally subject to additional risks, including the risks associated with trading in smaller markets, lower volumes of trading, and being subject to lower levels of government regulation and less extensive accounting, financial and other reporting requirements.

Energy Sector Risk — The energy sector is often cyclical and highly dependent on commodities prices. Securities prices for companies in the energy sector may be affected by a variety of factors, including, among others, worldwide energy prices, exploration costs, energy conservation efforts, changes in currency exchange rates, government regulation and market, economic and political risks of the countries where energy companies are located or do business. The Fund may be adversely affected by negative developments relating to the energy sector and commodities issuers.

Equity Securities Risk — The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.

Extension Risk — During periods of rising interest rates, an issuer may exercise its right to pay principal on an obligation later than expected, resulting in a decrease in the value of the obligation and in a decline in the Fund’s income.

Financial Sector Risk — The financial sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and the impact of more stringent capital requirements. The Fund may be adversely affected by events or developments negatively impacting the financial sector or issuers within the financial sector.

Fluctuation of Yield and Liquidation Amount Risk — The Fund, unlike a direct investment in a bond that has a level coupon payment and a fixed payment at maturity, will make distributions of income that vary over time. Unlike a direct investment in bonds, the breakdown of returns between Fund distributions and liquidation proceeds are not predictable at the time of your investment. For example, at times during the Fund’s existence, it may make distributions at a greater (or lesser) rate than the coupon payments received on the Fund’s portfolio, which will result in the Fund returning a lesser (or greater) amount on liquidation than would otherwise be the case. The rate of Fund distribution payments may adversely affect the tax characterization of your returns from an investment in the Fund relative to a direct investment in corporate bonds. If the amount you receive as liquidation proceeds upon the Fund’s termination is higher or lower than your cost basis, you may experience a gain or loss for tax purposes.

Foreign Issuers Risk — The Fund may invest in U.S. registered, dollar-denominated bonds of foreign corporations, which have different risks than investing in U.S. companies. These include risks associated with differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries and potential restrictions of the flow of international capital.

Foreign Securities and Currency Risk — Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs.

Foreign Securities Risk — The Fund may invest in U.S. and non-U.S. dollar-denominated bonds of foreign corporations, governments, agencies and supranational agencies. Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs.

Frontier Markets Risk — Frontier market countries are emerging market countries. Investment in securities issued by companies domiciled in or primarily doing business in emerging market countries involves risks not associated with investments in securities issued by companies domiciled in or primarily doing business in developed countries, including risks associated with expropriation and/or nationalization, political or social instability, armed conflict, the impact on the economy as a result of civil war, religious or ethnic unrest and the withdrawal or non-renewal of any license enabling the Fund to trade in securities of a particular country, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting, auditing and financial reporting standards, less publicly available financial and other information, diplomatic development which could affect U.S. investments in those countries and potential difficulties in enforcing contractual obligations. Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier countries. Frontier markets often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risk associated with custody of securities. Economic, political, liquidity and currency risks may be more pronounced with respect to investments in frontier markets than in emerging markets.

Geographic Focus Risk—Europe — Because the Fund may focus its investments in Europe due to the Index’s allocation to European companies, the Fund’s performance may be particularly susceptible to adverse social, political and economic conditions or events within Europe. The European financial markets have recently experienced volatility due to concerns about rising government debt levels and increased unemployment levels of several European countries. A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness (which may be located in countries other than those listed in the previous sentence). These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including European Union (“EU”) member countries that do not use the euro and non-EU member countries. As a result, the Fund’s performance may be more volatile than the performance of a more geographically diversified fund.

Global Timber Industry Risk — As the Index is comprised of issuers in the global timber industry, the Fund is therefore focused in that industry. Accordingly, the Fund may be more susceptible to risks associated with the global timber industry than if it were broadly diversified over numerous industries and sectors of the economy. The market value of securities of global timber companies may be affected by numerous factors, including events occurring in nature, international politics, government regulations, competition from other timber companies (and from companies that make non-wood and engineered wood products) and general economic conditions.

Hedging Risk — The Fund may, but is not required to, engage in various investments or transactions that are designed to hedge a position that the Fund holds. There can be no assurance that the Fund’s hedging investments or transactions will be effective. Hedging investments or transactions involve costs and may reduce gains or result in losses, which may adversely affect the Fund.

High Yield and Unrated Securities Risk — High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) may present additional risks because these securities may be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, present more credit risk than investment grade bonds and subject to greater risk of default. The price of high yield securities tends to be subject to greater volatility due to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions.

Income Risk — The Fund’s income may decline during period of falling interest rates or when the Fund experiences defaults on debt securities it holds. The amount and rate of distributions that the Fund’s shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by the Fund to shareholders may be less.

Index Construction Risk — A stock included in the Underlying Index may not exhibit the factor trait or provide specific factor exposure for which it was selected and consequently the Fund’s holdings may not exhibit returns consistent with that factor trait.

Industrials Sector Risk — The industrials sector may be adversely affected by supply and demand for products and services, product obsolescence, claims for environmental damage and product liability, imposition of import controls and general economic conditions, among other factors. The Fund may be adversely affected by events or developments negatively impacting the industrials sector or issuers within the industrials sector.

Infrastructure Risk — Companies within one of the Infrastructure Clusters that comprise the Underlying Index are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, high leverage, costs associated with compliance with and changes in environmental and other regulations, difficulty in raising capital in adequate amounts and on reasonable terms in periods of high inflation and unsettled capital markets or government budgetary constraints that impact publicly funded projects, the effects of economic slowdown or recession and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

Interest Rate Risk — Investments in fixed-income instruments are subject to the possibility that interest rates could rise sharply, causing the value of the Fund’s holdings and share price to decline. The risks associated with rising interest rates are heightened given the historically low interest rate environment as of the date of this prospectus. Interest rates may continue to rise in the future, possibly suddenly and significantly, with unpredictable effects on the financial markets and the Fund’s investments. Fixed-income instruments with longer durations are subject to more volatility than those with shorter durations.

Investment in BDCs Risk — Investments in business development companies (“BDCs”) may be subject to certain inherent risks. BDCs, generally invest in less mature private companies, which involve greater risk than well-established, publicly-traded companies. The Investment Company Act of 1940, as amended (the “1940 Act”), imposes certain restraints upon the operations of a BDC and these limitations may prohibit the way that the BDC raises capital.

Investment in Investment Companies Risk — Investing in other investment companies, including ETFs, business development companies and closed-end funds, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying investment companies’ expenses, which will reduce the Fund’s performance, and the purchase of shares of some investment companies (in the case of closed-end investment companies) may sometimes require the payment of substantial premiums above the value of such companies’ portfolio securities or NAVs. In addition, investments by the Fund in another ETF or closed-end fund are subject to, among other risks, the risk that the ETF’s or closed end fund’s shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the ETF’s or closed-end fund’s shares.

Investments in Loans Risk — Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. The Fund’s investments in loans can be difficult to value accurately and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund is also subject to the risk that the value of the collateral for the loan may be insufficient to cover the borrower’s obligations should the borrower fail to make payments or become insolvent. Participations in loans may subject the Fund to the credit risk of both the borrower and the issuer of the participation and may make enforcement of loan covenants more difficult for the Fund as legal action may have to go through the issuer of the participations. Transactions in loans are often subject to long settlement periods, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. Thus, to the extent the Fund effects redemptions in cash, the Fund is subject to the risk of selling other investments or taking other actions necessary to raise cash to meet its redemption obligations.

Issuer-Specific Changes Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Large-Capitalization Securities Risk — The Fund is subject to the risk that large-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.

Leverage Risk — The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if it had not been leveraged.

Limited Exposure Risk — China A-Shares and China B-Shares are not eligible for inclusion in the Index, even if they would otherwise qualify under the other criteria set forth in the Index methodology. China A-Shares are subject to substantial restrictions on foreign investment, while the China B-Share market generally is smaller and offers less liquidity than the categories of securities which may be included in the Index. However, by excluding such shares from the Index, the exposure provided by the Index (and thus the Fund) to the Chinese presence in the sector may be more limited than would be the case if the Index included China A-Shares or China B-Shares.

Liquidity and Valuation Risk — In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued by the Sub-Adviser for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Sub-Adviser believes should be the price of the investment.

Market Price Risk — Shares are listed for trading on NYSE Arca, Inc. (“NYSE Arca”) and are bought and sold in the secondary market at market prices. The market prices of Shares may fluctuate continuously during trading hours, in some cases materially, in response to changes in the NAV and supply and demand for Shares, among other factors. Although it is expected that the market price of Shares typically will remain closely correlated to the NAV, the market price will generally differ from the NAV because of timing reasons, supply and demand imbalances and other factors. As a result, the trading prices of Shares may deviate significantly from NAV during certain periods, especially those of market volatility. The Adviser cannot predict whether Shares will trade above (premium), below (discount) or at their NAV. Thus, an investor may pay more than NAV when buying Shares in the secondary market and receive less than NAV when selling Shares in the secondary market.

Market Risk — The value of, or income generated by, the securities held by the Fund may fluctuate rapidly and unpredictably as a result of factors affecting individual companies or changing economic, political, social or financial market conditions throughout the world. The performance of these investments may underperform the general securities markets or other types of securities.

Master Limited Partnership Risk — Master Limited Partnerships (“MLPs”) are subject to certain risks inherent in the structure of MLPs, including tax risks, limited control and voting rights and potential conflicts of interest. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Securities issued by MLPs may experience limited trading volumes and, thus, may be relatively illiquid or volatile at times. As partnerships, MLPs may be subject to less regulation (and less protection for investors) under state laws than corporations. In addition, MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income an MLP pays to its investors.

Micro-Capitalization Securities Risk — Micro-capitalization stocks involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations.

Mid-Capitalization Securities Risk — The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources, and may be more vulnerable to adverse developments than large capitalization companies.

Municipal Securities Risk — Municipal securities may be subject to credit, interest, prepayment, liquidity and valuation risks. In addition, municipal securities can be affected by unfavorable legislative or political developments and adverse changes in the economic and fiscal conditions of state and municipal issuers or the federal government in case it provides financial support to such issuers. Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole. Because many municipal instruments are issued to finance similar projects, conditions in these industries can significantly affect the overall municipal market. Municipal securities that are insured by an insurer may be adversely affected by developments relevant to that particular insurer, or more general developments relevant to the market as a whole. Municipal securities can be difficult to value and be less liquid than other investments, which may affect the Fund’s performance.

Non-Correlation Risk — The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies.

Non-Diversification Risk — The Fund is considered non-diversified because it may invest a large portion of its assets in a small number of issuers. As a result, the Fund is more susceptible to risks associated with those issuers and the Fund may experience greater losses and volatility than a more diversified portfolio.

Passive Management Risk — Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble or defaulted on its obligations under the security, or whose credit rating was downgraded, unless that security is removed from the Index. In addition, the Fund will not otherwise take defensive positions in declining markets unless such positions are reflected in the Index.

Portfolio Turnover Risk — The Fund may engage in active and frequent trading of its portfolio securities to reflect the rebalancing of the Index. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs and may result in higher taxes when Shares are held in a taxable account.

Preferred Securities Risk — A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Prepayment Risk — Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, because issuers of the securities may be able to prepay the principal due on the securities. These securities generally offer less potential for gains when interest rates decline and may offer a greater potential for loss when interest rates rise.

Quantitative Investment Strategy Risk — The Fund seeks to track a quantitative strategy index, meaning that the Fund invests in securities comprising an index created by a proprietary quantitative model. The Fund’s return depends on the effectiveness of the model in screening securities for inclusion in the Underlying Index. The factors used in the model’s quantitative analysis and the weight placed on these factors may not accurately predict a security’s value. As a result, the Fund may have a lower return than if the Fund tracked an index based on a fundamental investment strategy, or an index that did not incorporate quantitative analysis.

Real Estate Securities Risk — The Fund may invest in securities of real estate companies and companies related to the real estate industry, including real estate investment trusts (“REITs”), which are subject to the same risks as direct investments in real estate. The real estate industry is particularly sensitive to economic downturns.

Regulatory and Legal Risk — U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators may pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund. These may impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.

REIT Risk — In addition to the risks pertaining to real estate investments more generally, REITs are subject to additional risks. The value of a REIT can depend on the structure of and cash flow generated by the REIT. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. REITs are also subject to certain requirements under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and the Fund and its shareholders will incur its pro rata share of the underlying expenses.

Repayment Risk — The prices of real estate company securities may drop because of the failure of borrowers to repay their loans, poor management, and the inability to obtain financing either on favorable terms or at all. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of interest and principal on their loans will be adversely affected. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates.

Repurchase Agreements and Reverse Repurchase Agreements Risk — In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities sold by the Fund, may be delayed. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.

Restricted Securities Risk — Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Fund.

Risk of Cash Transactions — Unlike most ETFs, the Fund will generally effect creations and redemptions for cash, rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF.

Risks of Investing in Greece — Greece’s economy is heavily dependent on the services sector and has a large public sector. Greece’s ability to repay its sovereign debt is in question, and the possibility of default is not unlikely, which could limit its ability to borrow in the future. There is the possibility that Greece may exit the Economic and Monetary Union, which would result in immediate devaluation of the Greek currency and potential for default. In the summer of 2015, Greece instituted capital controls and declared a bank holiday, which resulted in the closing of

Greek banks, credit institutions and the Athens Exchange for a period of time. Further uncertainty regarding Greece’s economic situation and ability to repay its sovereign debt could lead to additional such closures, which may persist for an extended period. Increased volatility in the Greek market may also result in the increased use of fair value pricing.

Risks of Investing in Hong Kong — The Fund’s investments which are listed and traded in Hong Kong may expose the Fund to certain legal, regulatory, political, currency and economic risks. China is Hong Kong’s largest trading partner, both in terms of exports and imports. Any changes in the Chinese economy, trade regulations or currency exchange rates may have an adverse impact on Hong Kong’s economy.

Risks Relating To Raymond James & Associates Equity Securities Ratings — The Fund will seek to construct and maintain a portfolio consisting of the equity securities rated SB-1 by Raymond James & Associates analysts. Changes in the ratings methodologies or in the scope of equity research by Raymond James & Associates may have an adverse effect on the ability of the Fund to pursue its investment strategy.

Shipping Industry Risk — Due to the composition of the Index, the Fund will concentrate its investments in securities of companies in the shipping industry. Accordingly, the Fund may be more susceptible to risks associated with the shipping industry than if it were broadly diversified over numerous industries and sectors of the economy. Companies in the shipping industry may be adversely affected by various factors, including, among others, volatile fluctuations in the price and supply of fuels and raw materials, changes in seaborne transportation patterns, weather patterns and events including hurricane activity, commodities prices, international politics and conflicts. Any factors adversely affecting companies in the shipping industry could have a significant adverse impact on the Fund’s performance.

Short Sale and Short Exposure Risk — Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline so that the security may be purchased at a lower price when returning the borrowed security. A short exposure through a derivative exposes the Fund to counterparty credit risk and leverage risk. The risk for loss on a short sale or other short exposure is greater than a direct investment in the security itself because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. The risk of loss through a short sale or other short exposure may in some cases be theoretically unlimited. Government actions also may affect the Fund’s ability to engage in short selling.

Small- and Mid-Capitalization Securities Risk — The Fund is subject to the risk that small- and mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small- and mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Small- and mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources, and may be more vulnerable to adverse developments than large capitalization companies.

Small-Capitalization Securities Risk — The Fund is subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources, and may be more vulnerable to adverse developments than mid- or large-capitalization companies.

Solar Energy Company Risk — The value of stocks that comprise the energy sector and the prices of energy may decline. The alternative energy industry can be significantly affected by obsolescence of existing technology, short product lifecycles, falling prices and profits, competition from new market entrants and general economic conditions. This industry can also be significantly affected by fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects, tax incentives, subsidies and other government regulations and policies. Companies in this industry may be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, availability of certain inputs and materials required for production, depletion of resources, technological developments and labor relations. Recently, the price of oil has declined significantly and experienced significant volatility, which may materially impact companies operating in the solar energy sector. Shares of companies involved in the solar energy sector have historically been more volatile than shares of companies operating in more established industries.

Sovereign Debt Risk — The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor’s unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.

Special Situation Investments/Securities in Default Risk — Investments in the securities and debt of distressed issuers or issuers in default involve far greater risk than investing in issuers whose debt obligations are being met and whose debt trade at or close to its “par” or full value because the investments are highly speculative with respect to the issuer’s ability to make interest payments and/or to pay its principal obligations in full and/or on time.

Technology Sector Risk — Stocks of companies involved in the technology sector may be very volatile. The Fund may be adversely affected by events or developments negatively impacting the technology sector or issuers within the technology sector.

Telecommunications Sector Risk — The telecommunications sector may be affected by extensive government regulation, industry competition and obsolescence of telecommunications products and services due to technological advancement. The Fund may be adversely affected by events or developments negatively impacting the telecommunications sector or issuers within the telecommunications sector.

To-Be-Announced (“TBA”) Transactions Risk — The Fund may enter into TBA transactions to purchase or sell mortgage-backed securities for a fixed price at a future date. TBA purchase commitments involve a risk of loss if the value of the securities to be purchased declines prior to settlement date or if the counterparty may not deliver the securities as promised. Selling a TBA involves a risk of loss if the value of the securities to be sold goes up prior to settlement date.

Tracking Error Risk — The performance of the Fund may diverge from that of the Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The Fund’s return also may diverge from the return of the Index because the Fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the Fund’s securities holdings to reflect changes in the Index) while such costs and risks are not factored into the return of the Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an Authorized Participant. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. In addition, the Fund’s use of a representative sampling approach may cause the Fund’s returns to not be as well correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Index in the proportions represented in the Index. Errors in the Index data, the Index computations and/or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may be unable to invest in certain securities included in the Index, or invest in them in the exact proportions in which they are represented in the Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity in markets in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the Fund calculates its NAV based on fair value prices and the value of the Index is based on the securities’ closing prices (i.e., the value of the Index is not based on fair value prices), the Fund’s ability to track the Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and, thus, the Fund’s performance to deviate from the performance of the Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Index.

U.S. Government Securities Risk — U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed-income and debt securities, particularly interest rate risk and credit risk.

Utilities Sector Risk — Stock prices for companies in the utilities sector are affected by supply and demand, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities and rate caps or rate changes. Certain utility companies have experienced full or partial deregulation in recent years. Deregulation may permit certain utility companies to earn more than their traditional regulated rates of return; however, some deregulated companies face greater competition and may be forced to defend their core business and may be less profitable. The Fund may be adversely affected by events or developments negatively impacting the utilities sector or issuers within the utilities sector.

Volatility Risk — Although the Underlying Index is designed to seek lower volatility than the S&P 500® Index in typical market conditions, there is no guarantee that these strategies will be successful. Moreover, the Underlying Index may be unsuccessful in attempting to reflect higher volatility in certain market conditions, whether due to the reward to risk for some or all of the Underlying Index’s constituent securities being in fact lower than estimated under the Underlying Index methodology, or because the Underlying Index’s measurements of market conditions or the reward to risk do not correspond to actual market results.

Water-Related Company Risk — Adverse developments related to water-related companies may significantly affect the value of the securities held by the Fund. In particular, water-related companies can be affected by technological changes, climactic events, environmental considerations, water conservation, taxes, additional government regulation, including the increased cost of compliance, inflation, an increase in the cost of raw materials, an increase in interest rates and changes in consumer sentiment and spending.

APPENDIX D – INDEX PROVIDERS INFORMATION AND DISCLAIMERS

Index Providers

AlphaShares. The “AlphaShares China Real Estate Index,” “AlphaShares China Small Cap Index,” “AlphaShares China All-Cap Index” and “AlphaShares China Technology Index” are registered trademarks of AlphaShares and has been licensed for use by the Adviser. The Funds are not sponsored, endorsed, sold or promoted by AlphaShares and AlphaShares makes no representation regarding the advisability of investing in Shares of the Funds.

The PowerShares China Real Estate Portfolio, PowerShares China Small Cap Portfolio, PowerShares China All-Cap Portfolio and PowerShares China Technology Portfolio and their Shares are not sponsored, endorsed, sold or promoted by AlphaShares and its affiliates. AlphaShares makes no representation or warranty, express or implied, to the shareholders of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Index to track general stock market performance. AlphaShares’ only relationship to the Adviser is the licensing of certain trademarks and trade names of AlphaShares and of the Indexes, which are determined, composed and calculated by AlphaShares without regard to Adviser or the Funds. AlphaShares has no obligation to take the needs of the Adviser or the shareholders of the Funds into consideration in determining, composing or calculating the Indexes. AlphaShares is not responsible for and has not participated in the determination of the prices of the Shares of the Funds or the timing of the issuance or sale of such Shares or in the determination or calculation of the equation by which the Shares are to be converted into cash. AlphaShares has no obligation or liability in connection with the administration, marketing, or trading of the Funds or their Shares.

BNY Mellon. “BNY Mellon,” “BNY Mellon BRIC Select DR Index” and “BNY Mellon New Frontier Index” are service marks of The Bank of New York Corporation (“The Bank of New York”) and have been licensed for use for certain purposes by the Adviser. The Adviser’s products based on the Indexes named in the Proxy Statement/Prospectus are not sponsored, endorsed, sold recommended or promoted by The Bank of New York or any of its subsidiaries or affiliates, and none of The Bank of New York or any of its subsidiaries or affiliates makes any representation or warranty, express or implied, to the purchasers or owners of the products or any member of the public regarding the advisability of investing in financial products generally or in these products particularly, the ability of the Fund to track market performance or the suitability or appropriateness of the products for such purchasers, owners or such member of the public.

The relationship between The Bank of New York, on the one hand, and the Adviser, on the other, is limited to the licensing of certain trademarks, trade names and indexes, which indexes are determined, composed and calculated by the Bank or its agent without regard to the Adviser or its products. Neither The Bank of New York nor any of its subsidiaries or affiliates has any obligation to take the needs of the Adviser or the purchasers or owners of their products into consideration in determining, composing or calculating the Underlying Indexes named above. Neither The Bank of New York nor any of its subsidiaries or affiliates is responsible for, or has participated in, the determination of the timing of, prices at, or quantities of the products to be issued or in the determination or calculation of the equation by which the products are to be converted into cash. Neither the Bank nor any of its subsidiaries or affiliates has any obligation or liability in connection with the administration, marketing or trading of the products.

Neither The Bank of New York nor any of its subsidiaries or affiliates guarantees the accuracy or completeness of the Underlying Indexes or any data included therein, and neither The Bank of New York nor any of its subsidiaries or affiliates shall have any liability for any errors, omissions or interruptions therein. Neither The Bank of New York nor any of its subsidiaries or affiliates makes any warranty, express or implied, as to results to be obtained by the Adviser, purchasers or owners of the products or any other person or entity from the use of the Underlying Indexes or any data included therein. Neither The Bank of New York nor any of its subsidiaries or affiliates makes any express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indexes or any data included therein, without limiting any of the foregoing, in no event shall The Bank of New York or any of its subsidiaries or affiliates have any liability for any special, punitive, indirect or consequential damages (including, without limitation, lost profits), even if notified on the possibility of such damages.

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CME Indexes. The PowerShares Shipping Portfolio is not sponsored, endorsed, sold or promoted by CME Indexes and CME Indexes makes no representation regarding the advisability of investing in Shares of the Fund.

The “Dow Jones Global Shipping IndexSM” is a product of Dow Jones Indexes, the marketing name and a licensed trademark of CME Indexes, and has been licensed for use. “Dow Jones®”, “Dow Jones Global Shipping IndexSM” and “Dow Jones Indexes” are service marks of Dow Jones Trademark Holdings, LLC (“Dow Jones”), have been licensed to CME Indexes and sublicensed for use for certain purposes by the Adviser. The PowerShares Shipping Portfolio is not sponsored, endorsed, sold or promoted by Dow Jones, CME Indexes or their respective affiliates. Dow Jones, CME Indexes and their respective affiliates make no representation or warranty, express or implied, to the owners of the PowerShares Shipping Portfolio or any member of the public regarding the advisability of trading in the Fund. Dow Jones’, CME Indexes’ and their respective affiliates’ only relationship to the Licensee is the licensing of certain trademarks and trade names of Dow Jones and of the Index which is determined, composed and calculated by CME Indexes without regard to the Adviser or the PowerShares Shipping Portfolio. Dow Jones and CME Indexes have no obligation to take the needs of the Adviser or the owners of the PowerShares Shipping Portfolio into consideration in determining, composing or calculating the Index. Dow Jones, CME Indexes and their respective affiliates are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the PowerShares Shipping Portfolio to be sold or in the determination or calculation of the equation by which the Fund’s shares are to be converted into cash. Dow Jones, CME Indexes and their respective affiliates have no obligation or liability in connection with the administration, marketing or trading of the PowerShares Shipping Portfolio. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to the PowerShares Shipping Portfolio currently being issued by the Adviser, but which may be similar to and competitive with the Fund. In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the Dow Jones Global Shipping IndexSM. It is possible that this trading activity will affect the value of the Dow Jones Global Shipping IndexSM and the PowerShares Shipping Portfolio.

DOW JONES, CME INDEXES AND THEIR RESPECTIVE AFFILIATES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND DOW JONES, CME INDEXES AND THEIR RESPECTIVE AFFILIATES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES, CME INDEXES AND THEIR RESPECTIVE AFFILIATES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE POWERSHARES SHIPPING PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. DOW JONES, CME INDEXES AND THEIR RESPECTIVE AFFILIATES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES, CME INDEXES OR THEIR RESPECTIVE AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. EXCEPT AS EXPRESSLY AGREED BY CME INDEXES AND THE LICENSEE, THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN CME INDEXES AND THE ADVISER, OTHER THAN THE LICENSORS OF CME INDEXES.

Dow Jones, its affiliates, sources and distribution agents (together, the “Indicative Value Calculation Agent”) shall not be liable to the PowerShares China Real Estate Portfolio, PowerShares China Small Cap Portfolio, PowerShares MSCI Global Timber Portfolio, PowerShares Canadian Energy Income Portfolio or PowerShares Zacks International Multi-Asset Income Portfolio, or the Adviser, any customer or any third party for any loss or damage, direct, indirect or consequential, arising from (i) any inaccuracy or incompleteness in, or delays, interruptions, errors or omissions in the delivery of the intraday indicative value with respect to the Funds (“Indicative Value”) or any data related to (the “Data”) or (ii) any decision made or action taken by the Funds or the Adviser, any customer or third party in reliance upon the Data. The Indicative Value Calculation Agent does not make any warranties, express or implied, to the Funds or the Adviser, any investor in the Funds or anyone else regarding the Data, including, without limitation, any warranties with respect to the timeliness, sequence, accuracy, completeness, currentness, merchantability, quality or fitness for a particular purpose or any warranties as to the results to be obtained by the Funds or the Adviser, any investors in the Funds or other person in connection with the use of the Data. The Indicative Value Calculation Agent shall not be liable to the Funds or the Adviser, any investor in the Funds or other

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third parties for any damages, including without limitation, loss of business revenues, lost profits or any indirect, consequential, special or similar damages whatsoever, whether in contract, tort or otherwise, even if advised of the possibility of such damages.

MAC. The “MAC Global Solar Energy Index” is a trademark of MAC and has been licensed for use for certain purposes by the Adviser. The Fund is not sponsored, endorsed, sold or promoted by MAC and MAC makes no representation regarding the advisability of investing in Shares of the Fund.

MSCI. THE POWERSHARES MSCI GLOBAL TIMBER PORTFOLIO IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI ACWI IMI TIMBER SELECT INDEX (THE “MSCI INDEX”) IS THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY INVESCO POWERSHARES CAPITAL MANAGEMENT LLC. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THE POWERSHARES MSCI GLOBAL TIMBER PORTFOLIO OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN THE POWERSHARES MSCI GLOBAL TIMBER PORTFOLIO GENERALLY OR IN THE POWERSHARES MSCI GLOBAL TIMBER PORTFOLIO PARTICULARLY OR THE ABILITY OF THE MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE POWERSHARES MSCI GLOBAL TIMBER PORTFOLIO OR THE ISSUER OR OWNERS OF THE POWERSHARES MSCI GLOBAL TIMBER PORTFOLIO OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THE POWERSHARES MSCI GLOBAL TIMBER PORTFOLIO OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEX. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE POWERSHARES MSCI GLOBAL TIMBER PORTFOLIO TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THE POWERSHARES MSCI GLOBAL TIMBER PORTFOLIO IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THE POWERSHARES MSCI GLOBAL TIMBER PORTFOLIO OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THE POWERSHARES MSCI GLOBAL TIMBER PORTFOLIO.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEX FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF THE MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE POWERSHARES MSCI GLOBAL TIMBER PORTFOLIO, OWNERS OF THE POWERSHARES MSCI GLOBAL TIMBER PORTFOLIO, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Nasdaq. The PowerShares Insider Sentiment Portfolio is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the

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PowerShares Insider Sentiment Portfolio. The Corporations make no representation or warranty, express or implied to the owners of the PowerShares Insider Sentiment Portfolio or any member of the public regarding the advisability of investing in securities generally or in the PowerShares Insider Sentiment Portfolio particularly, or the ability of the Nasdaq US Insider Sentiment Index to track general stock market performance. The Corporations’ only relationship to Invesco PowerShares Capital Management LLC (“Licensee”) is in the licensing of the name Nasdaq®, and certain trade names of the Corporations and the use of the Nasdaq US Insider Sentiment Index which is determined, composed and calculated by Nasdaq without regard to Licensee or the PowerShares Insider Sentiment Portfolio. Nasdaq has no obligation to take the needs of the Licensee or the owners of the PowerShares Insider Sentiment Portfolio into consideration in determining, composing or calculating the Nasdaq US Insider Sentiment Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the PowerShares Insider Sentiment Portfolio to be issued or in the determination or calculation of the equation by which the PowerShares Insider Sentiment Portfolio is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the PowerShares Insider Sentiment Portfolio.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF NASDAQ US INSIDER SENTIMENT INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE POWERSHARES INSIDER SENTIMENT PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ US INSIDER SENTIMENT INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ US INSIDER SENTIMENT INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Wilshire. Wilshire does not sponsor, endorse, sell or promote the PowerShares Wilshire Micro-Cap Portfolio and PowerShares Wilshire US REIT Portfolio; recommend that any person invest in the Funds or any other securities; have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Funds; have any responsibility or liability for the administration, management or marketing of the Funds; consider the needs of the Funds or the owners of the Funds in determining, composing or calculating the Underlying Index or have any obligation to do so.

Wilshire®, the Wilshire IndexesSM and the Wilshire US Micro-Cap IndexSM and Wilshire US Real Estate Investment Trust IndexSM are service marks of Wilshire and have been licensed for use by the Adviser. All content of the Wilshire IndexesSM, Wilshire US Micro-Cap IndexSM and Wilshire US Real Estate Investment Trust IndexSM is © 2010 Wilshire Associates Incorporated, all rights reserved. Wilshire has no relationship with the Adviser, other than the licensing of the Wilshire, Wilshire US Micro-Cap IndexSM and Wilshire US Real Estate Investment Trust IndexSM and its service marks for use in connection with the PowerShares Wilshire Micro-Cap Portfolio and PowerShares Wilshire US REIT Portfolio.

Wilshire shall have no liability in connection with the Funds. Specifically, Wilshire makes no representation or warranty, express or implied, regarding: the results to be obtained by the Funds, the owner of the Funds or any other person in connection with the use of the indices and the data included in the indices; the accuracy or completeness of the indices and any related data; the merchantability or the fitness for a particular purpose or use of the indices and/or its related data; Wilshire shall not have any liability for any errors, omissions or interruptions in the indices or related data; and under no circumstances will Wilshire be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Wilshire knows that they might occur. The licensing agreement between the Adviser and Wilshire is solely for their benefit and not for the benefit of the owners of the Funds or any other third parties.

Zacks. The “Zacks Mid-Cap-Core Index,” “Zacks Multi-Asset Income Index” and “Zacks International Multi-Asset Income Index” are trademarks of Zacks and have been licensed for use for certain purposes by the Adviser. The Funds are not sponsored, endorsed, sold or promoted by Zacks and Zacks makes no representation regarding the advisability of investing in Shares of the Funds.

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The PowerShares Zacks Mid-Cap Portfolio, PowerShares Zacks Multi-Asset Income Portfolio and PowerShares Zacks International Multi-Asset Income Portfolio and their Shares are not sponsored, endorsed, sold or promoted by Zacks. Zacks makes no representation or warranty, express or implied, to the shareholders of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of any data supplied by Zacks to track general stock market performance. Zacks’ only relationship to the Adviser is the licensing of certain trademarks and trade names of Zacks and of the data supplied by Zacks, which is determined, composed and calculated by Zacks without regard to the Funds or their Shares. Zacks has no obligation to take the needs of the Adviser or the shareholders of the Funds into consideration in determining, composing or calculating the data supplied by Zacks. Zacks is not responsible for and has not participated in the determination of the prices of the Shares of the Funds or the timing of the issuance or sale of such Shares. Zacks has no obligation or liability in connection with the administration, marketing or trading of the Funds or their Shares.

Raymond James. The “Raymond James SB-1 Equity Index” is a trademark of Raymond James and has been licensed for use for certain purposes by the Adviser. The Fund is not sponsored, endorsed, sold or promoted by Raymond James and Raymond James makes no representation regarding the advisability of investing in Shares of the Fund.

The PowerShares Raymond James SB-1 Equity Portfolio and its Shares are not sponsored, endorsed, sold or promoted by Raymond James. Raymond James makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of any data supplied by Raymond James to track general stock market performance. Raymond James’ only relationship to the Adviser is the licensing of certain trademarks and trade names of Raymond James and of the data supplied by Raymond James, which is determined, composed and calculated by Raymond James without regard to the Fund or its Shares. Raymond James has no obligation to take the needs of the Adviser or the shareholders of the Fund into consideration in determining, composing or calculating the data supplied by Raymond James. Raymond James is not responsible for and has not participated in the determination of the price of the Shares of the Fund or the timing of the issuance or sale of such Shares. Raymond James has no obligation or liability in connection with the administration, marketing or trading of the Fund or its Shares.

S&P. The S&P U.S. Spin-Off Index is a product of S&P Dow Jones Indices, LLC or its affiliates (“SPDJI”) and has been licensed for use by the Adviser. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services, LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings, LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the Adviser. The PowerShares S&P Spin-Off Portfolio is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P U.S. Spin-Off Index.

“Standard & Poor’s®”, “S&P®”, “S&P Global Dividend Opportunities Index,” “S&P/TSX High Income Energy Index,” “S&P Global Water Index, and “S&P High Income Infrastructure Index” are registered trademarks of S&P and have been licensed for use by the Adviser. The PowerShares S&P Global Dividend Opportunities Index Portfolio, PowerShares Canadian Energy Income Portfolio, PowerShares S&P Global Water Index Portfolio and PowerShares S&P High Income Infrastructure Portfolio are not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in Shares of the Funds.

The Adviser does not guarantee the accuracy and/or the completeness of an Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by a Fund, owners of the Shares or any other person or entity from the use of an Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to an Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of an Underlying Index even if notified of the possibility of such damages.

Invesco Indexing. Each of the “PowerShares Defensive Equity Index” and “PowerShares U.S. Large Cap Optimized Volatility Index” is a trademark of the Invesco Indexing and has been licensed for use for certain

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purposes by the Adviser. Each Fund and its Shares are not sponsored, endorsed, sold or promoted by the Index Provider and the Index Provider makes no representation regarding the advisability of investing in Shares of a Fund. The Index Provider makes no representation or warranty, express or implied, to the shareholders of a Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of any data supplied by the Index Provider to track general market performance. The Index Provider is an affiliate of the Adviser and its relationship to the Adviser includes the licensing of certain trademarks and trade names of the Index Provider and of the data supplied by the Index Provider, which is determined, composed and calculated by the Index Provider. The Index Provider has no obligation to take the needs of the Adviser or the shareholders of a Fund into consideration in determining, composing or calculating the data supplied by the Index Provider. The Index Provider is not responsible for and has not participated in the determination of the prices of the Shares of a Fund or the timing of the issuance or sale of such Shares. The Index Provider has no obligation or liability in connection with the administration, marketing or trading of a Fund or its Shares.

The Adviser does not guarantee the accuracy and/or the completeness of each Underlying Index or any data included therein and the Adviser shall have no liability for any errors, omissions or interruptions therein.

“Nasdaq” is a trademark of The Nasdaq OMX Group, Inc. and has been licensed for use in the name of each index by Invesco Indexing. Following the Reorganization, “BulletShares®” and the name of the Underlying Index for each PowerShares BulletShares Portfolio are trademarks of Invesco Indexing and have been licensed for use for certain purposes by the Adviser. The Funds and their shares are not sponsored, endorsed, sold or promoted by Invesco Indexing and Invesco Indexing makes no representation regarding the advisability of investing in shares of the Funds. Invesco Indexing makes no representation or warranty, express or implied, to the shareholders of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of any data supplied by Invesco Indexing to track general market performance. Invesco Indexing is an affiliate of the Adviser and its relationship to the Adviser includes the licensing of certain trademarks and trade names of Invesco Indexing and of the data supplied by Invesco Indexing, which is determined, composed and calculated by Invesco Indexing. Invesco Indexing has no obligation to take the needs of the Adviser or the shareholders of the Funds into consideration in determining, composing or calculating the data supplied by Invesco Indexing. Invesco Indexing is not responsible for and has not participated in the determination of the prices of the Shares of the Funds or the timing of the issuance or sale of such Shares. Invesco Indexing has no obligation or liability in connection with the administration, marketing or trading of the Funds or their Shares.

S&P Dow Jones Index Group The “Dow Jones by the Investment Adviser. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in Shares of the Fund. The Fund and its Shares are not sponsored, endorsed, sold or promoted by S&P and its affiliates. S&P makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Dow Jones Industrial Average Yield Weighted to track general stock market performance. S&P’s only relationship to the Investment Adviser is the licensing of certain trademarks and trade names of S&P and of the Dow Jones Industrial Average Yield Weighted, which is determined, composed and calculated by S&P without regard to Investment Adviser or the Fund. S&P has no obligation to take the needs of the Investment Adviser or the shareholders of the Fund into consideration in determining, composing or calculating the Dow Jones Industrial Average Yield Weighted. S&P is not responsible for and has not participated in the determination of the prices of the Shares of the Fund or the timing of the issuance or sale of such Shares or in the determination or calculation of the equation by which the Shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the Fund or its Shares.

The Adviser does not guarantee the accuracy and/or the completeness of each Underlying Index or any data included therein and the Adviser shall have no liability for any errors, omissions or interruptions therein.

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APPENDIX E – ADDITIONAL INFORMATION ABOUT THE POWERSHARES FUNDS

(In this Appendix E, references to the “Fund” or “Funds” are to the PowerShares Funds and references to the “Adviser” are to IPCM.)

Additional Information About the Funds’ Strategies and Risks

Principal Investment Strategies

The PowerShares Board may change the Fund’s investment objective and strategies at any time without shareholder approval. The Fund will provide notice to shareholders prior to, or concurrent with, any such change as required by applicable law.

PowerShares Index Funds

Each Fund generally will invest at least 90% (80% for the PowerShares BulletShares Portfolios, PowerShares Defensive Equity Portfolio and PowerShares U.S. Large Cap Optimized Volatility Portfolio) of its total assets in components of its respective Underlying Index. Each Fund operates as an index fund and is not actively managed. Each Fund uses an “indexing” investment approach to attempt to correspond, before fees and expenses, to the performance of its Underlying Index. The Adviser seeks correlation over time of 0.95 or better between a Fund’s performance and the performance of its Underlying Index; a figure of 1.00 would represent perfect correlation. Another means of evaluating the relationship between the returns of a Fund and its Underlying Index is to assess the “tracking error” between the two. Tracking error means the variation between a Fund’s annual return and the return of its Underlying Index, expressed in terms of standard deviation. Each Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period by taking the standard deviation of the difference in the Fund’s returns versus the Underlying Index’s returns. Because each Fund uses an indexing approach to try to achieve its investment objective, each Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.

Each Fund (except PowerShares Wilshire Micro-Cap Portfolio and the PowerShares BulletShares Portfolios) employs a “full replication” methodology in seeking to track its Underlying Index, meaning that it generally invests in substantially all of the securities comprising its respective Underlying Index in approximately the same proportions as the weightings of the securities in the respective Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, a Fund may purchase a sample of securities in its respective Underlying Index.

PowerShares Wilshire Micro-Cap Portfolio and the PowerShares BulletShares Portfolios use a “sampling” approach in seeking to achieve its investment objective. A “sampling” methodology means that the Adviser uses a quantitative analysis to select securities from an Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index, respectively, in terms of key risk factors, performance attributes and other characteristics. For the PowerShares Wilshire Micro-Cap Portfolio, these include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. For the PowerShares BulletShares Portfolios, these include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings in a Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in its Underlying Index. However, the Adviser reserves the right to invest a Fund in as many securities as it believes necessary to achieve the Fund’s investment objective.

There also may be instances in which the Adviser may choose to (i) overweight a security in an Underlying Index, (ii) purchase securities not contained in an Underlying Index that the Adviser believes are appropriate to substitute for certain securities in that Underlying Index, or (iii) utilize various combinations of other available investment techniques in seeking to track an Underlying Index. Each Fund may sell securities included in an Underlying Index in anticipation of their removal from the Underlying Index, or purchase securities not included in an Underlying Index in anticipation of their addition to the Underlying Index.

Additional information about the construction of each Fund’s Underlying Index is set forth below.

BNY Mellon BRIC Select DR Index (PowerShares BRIC Portfolio)

The Underlying Index tracks the performance of U.S. and non-U.S. exchange-listed depositary receipts in ADR or GDR form that are listed for trading on the NYSE, NYSE MKT, NASDAQ and London Stock Exchange of companies from Brazil, Russia, India and China, which meet certain criteria. The universe of potential Underlying Index constituents includes all liquid U.S. and non-U.S. exchange-listed ADRs and GDRs. [As of November 30, 2016, the Underlying Index’s constituent countries were represented (in approximate market capitalization) in the Underlying Index as follows: 24.7% of the Underlying Index consisted of Brazilian companies, 20% of the Underlying Index consisted of Russian companies, 11.3% of the Underlying Index consisted of Indian companies and 44% of the Underlying Index consisted of Chinese companies.]

1.	To be eligible for inclusion in the BRIC Index, the security must pass the following screens:

•	Be represented in the BNY Mellon DR Index.

•	Free-float adjusted market capitalization greater than $250 million.

•	Minimum $100,000 3 month average daily U.S. dollar trading volume on the primary exchanges of ADR or GDR and $1,000,000 minimum 3 month daily average U.S. dollar trading volume from the U.S. composite market. Hong Kong local trading volume may be used to satisfy this requirement for ADRs or GDRs whose local market is Hong Kong.

2.	Decisions regarding additions to and removals from the Underlying Index are made by the Index Administrator and are subject to periodic review by a policy steering committee known as BNY Mellon Index Committee.

3.	The Underlying Index is weighted based on a modified capitalization method, using an Underlying Index formula based upon the aggregate of prices times share quantities. The number of shares used in the Underlying Index calculation generally represents the entire class(es) or series of shares adjusted for free-float that trade in the local market and also trade in the form of depositary receipts on U.S. and non-U.S. exchanges. Adjustments are made to ensure that no single security exceeds 23% of the Underlying Index and, with respect to 55% of the Underlying Index, that no single security represents more than 4.5% of the Underlying Index.

4.	The Underlying Index may be adjusted for changes in shares quarterly and float annually that may affect the weighting of constituents in general.

Dow Jones Industrial Average Yield Weighted (PowerShares Dow Jones Industrial Average Dividend Portfolio)

The Underlying Index is designed to provide exposure to high-yielding equity securities of companies included in the Dow Jones Industrial Average™, which is a price-weighted index of 30 U.S. blue-chip companies. The Underlying Index is calculated using a yield-weighted methodology that weights all components of the Dow Jones Industrial Average™ by their twelve month dividend yield over the prior twelve months. Underlying Index constituents must be a part of the Dow Jones Industrial Average™. Only securities with a track record of consistent dividend payments in the previous twelve months will be eligible for inclusion in the Underlying Index. The Underlying Index is rebalanced semi-annually. The Underlying Index was developed by S&P Dow Jones Index Group.

1.	Parent Index and Listing Requirements. Eligible securities must be components of the Dow Jones Industrial Average™, which is a price-weighted index of 30 U.S. blue-chip companies that meet certain size, listing and liquidity requirements.

2.	Weighting Methodology. Underlying Index constituents must be members of the Dow Jones Industrial Average™. Eligible securities are weighted based upon their twelve-month dividend yield over the prior twelve months, computed at the rebalancing date. Only securities with a track record of consistent dividend payments in the previous twelve months will be eligible for inclusion in the Underlying Index.

3.

Reconstitution and Rebalance. Standard & Poor’s, the index administrator, reconstitutes the Underlying Index on an as needed basis. Constituent changes are generally disclosed publicly one to five days before they are scheduled to be implemented.

The Underlying Index will be rebalanced semi-annually. The reference dates are the last trading days of March and September. Any changes to the Underlying Index are effective after the close of business of the third Friday following the reference date. Any companies added to or deleted from the Dow Jones Industrial Average™ will be added to or deleted from the Underlying Index on the next rebalancing date.

4.	Underlying Index Methodology Changes. The S&P Index Committee meets semi-annually to review the methodology. Any changes to the methodology will be publicly disclosed five days prior to implementation. All methodology changes, as well as the current version of the methodology, are available at www.spindices.com.

Nasdaq US Insider Sentiment Index (PowerShares Insider Sentiment Portfolio)

The Underlying Index is designed to provide exposure to U.S. companies that Nasdaq has selected for inclusion in the Underlying Index based on a company’s corporate insider buying trends. The companies eligible for the Underlying Index are derived from its starting universe, the Nasdaq US Large Mid Cap Index, which is designed to track the performance of mid- to large-capitalization U.S. companies. A broad universe of U.S.-traded securities, including common stocks, ADRs, and master limited partnership interests, are eligible for inclusion in the Underlying Index. Nasdaq selects securities for the Underlying Index using a rules-based selection criteria designed to increase the Underlying Index’s exposure, relative to the starting universe, to securities that reflect favorable corporate insider buying trends by considering the following factors:

•	Insider Buying Trends. Increases in average shares of a company held by corporate insiders are evaluated by calculating the average shares held by corporate insiders over a trailing 12-month period and comparing that average to the average number of shares held by corporate insiders over a 13 to 24-month period.

•	Momentum. Momentum is calculated based on each company’s one-month, three-month, six-month, nine-month and twelve-month returns.

•	Volatility. Volatility reflects the degree of fluctuation in a company’s share price and it is calculated based on a company’s trailing one-year volatility.

1.	Potential Underlying Index constituents include all common stocks, ADRs, depositary shares, shares of beneficial interest or limited partnership interests and tracking stocks.

2.	Underlying Index constituents must be constituents of the Nasdaq US Large Mid Cap Index.

3.	To be eligible for inclusion in the Underlying Index, a security must meet the following criteria:

•	The security must have been publicly traded for at least 24 months;

•	The average shares held by corporate insiders over a trailing 12-month period must be greater than the average number of shares held by corporate insiders over a trailing 13 to 24-month period;

•	The security may not be issued by an issuer currently in bankruptcy proceedings; and

•	The issuer may not have entered into an agreement or other arrangement that would likely result in the security no longer being eligible for inclusion in the Underlying Index.

4.	Each security in the eligible universe is ranked based on an equal application of the following factors: (i) increase in average shares held by corporate insiders; (ii) momentum; and (iii) volatility.

5.	The 100 highest-ranking securities, subject to industry weight constraints, are selected for inclusion in the Underlying Index.

6.	The weight of any one industry (determined based on the Industry Classification Benchmark) is limited to 20% of the Underlying Index.

7.	The Underlying Index is rebalanced semi-annually in April and October.

Zacks Mid-Cap Core Index (PowerShares Zacks Mid-Cap Portfolio)

The Underlying Index selection methodology is designed to identify securities with potentially superior risk-return profiles as determined by Zacks. The Underlying Index seeks to select a group of securities with the potential to outperform indices such as the Russell Midcap Index or the S&P MidCap 400 Index and other benchmark indices on a risk-adjusted basis.

The Underlying Index constituent selection methodology utilizes multi-factor proprietary selection rules to identify those securities that offer the greatest potential from a risk/return perspective. The approach is specifically designed to enhance investment applications and investability. The Underlying Index is adjusted quarterly.

1.	Potential Underlying Index constituents include all common stocks, ADRs, MLPs and BDCs listed on major domestic exchanges. The universe is limited to the mid-capitalization universe as defined by Zacks, which consists of those securities that rank between the 7th percentile and 25th percentile of an ordinal ranking of all domestic equities based on descending market capitalization (which currently translates to a range from approximately $2 billion in market capitalization to $16 billion in market capitalization).

2.	Each security is ranked using a quantitative rules-based methodology that includes broker recommendation changes, valuation, liquidity, contrarian indicators, and other factors and is sorted from highest to lowest. The constituent selection methodology was developed by Zacks as a quantitative approach to identifying those securities that offer the greatest return potential on a risk-adjusted basis.

3.	The Underlying Index is comprised of the 100 highest-ranking securities chosen using a rules-based quantitative ranking methodology proprietary to Zacks. The constituents are weighted based on relative market capitalization.

4.	The constituent selection process as well as the ranking, reconstitution, and rebalancing of the Underlying Index is repeated quarterly

Zack Multi-Asset Income Index (PowerShares Zacks Multi-Asset Income Portfolio)

The Underlying Index selection methodology is designed to identify companies with potentially high income and superior risk-return profiles as determined by Zacks. The objective of the Underlying Index is to select a diversified group of securities with the potential to have a yield in excess of and outperform, on a risk-adjusted basis, the Dow Jones US Select Dividend Index and other benchmark indices.

The Underlying Index constituent selection methodology utilizes multi-factor proprietary selection rules to identify those securities that offer the greatest potential from a yield and risk/return perspective while maintaining industry diversification. The approach is specifically designed to enhance investment applications and investability. The constituent selection process, as well as the ranking, reconstitution and rebalancing of the Underlying Index, is repeated quarterly.

1.	Potential Underlying Index constituents include all U.S. stocks and ADRs that pay dividends, as well as REITs, MLPs, closed-end funds and traditional preferred stocks.

2.	The Underlying Index is comprised of approximately the 125 to 150 highest-ranking securities chosen using a rules-based quantitative ranking methodology proprietary to Zacks. Half (50%) or more of the portfolio will consist of dividend-paying common stocks. Closed-end funds are limited to 10% of the portfolio. MLPs may make up one quarter (25%) of the portfolio. Exposure to all other categories of investment type (ADRs, REITs and preferred stock) other than U.S. common stock are limited to a 20% maximum per investment type. The weight of any one sector is limited to 40% of the Underlying Index.

3.	Each company within each investment type is ranked using a quantitative rules-based methodology that includes yield, company growth, liquidity, relative value, momentum and other factors and is sorted from highest to lowest.

4.	The approximately 125 to 150 constituents are chosen and are weighted based on a proprietary method developed by Zacks within each investment type.

5.	The constituent selection process, as well as the ranking, reconstitution and rebalancing of the Underlying Index, is repeated quarterly.

6.	The securities comprising the portfolio are regularly reviewed for deletion or dilution based on factors determined by Zacks.

Raymond James SB-1 Equity Index (PowerShares Raymond James SB-1 Equity Portfolio)

The Underlying Index is composed of all equity securities rated SB-1 by Raymond James & Associates as of each rebalance and reconstitution date, with the relative weighting of each constituent determined according to a modified equal-weighting methodology, as described below. The number of securities rated SB-1 may be modified on any day as a result of upgrades and/or downgrades of securities’ ratings by Raymond James & Associates analysts; however, the Underlying Index will be reconstituted and rebalanced twice per calendar month.

There are currently four rating categories used by Raymond James & Associates analysts, with SB-1 being the highest rating. A rating of SB-1 indicates generally that the Raymond James & Associates analyst assigning the rating expects the stock to achieve a total return of at least 15% and outperform the S&P 500® Index over the next six to twelve months. In the case of certain higher-yielding or more conservative equities, a rating of SB-1 indicates that the Raymond James & Associates analyst assigning the rating expects such equities to achieve total return of at least 15% over the next 12 months. The ratings assigned by Raymond James & Associates analysts represent such analysts’ judgments given available public facts and information and are not intended as guarantees of investment performance of rated securities or of the Underlying Index.

Raymond James & Associates Equity Research Department currently includes more than [49] equity analysts and publishes research on approximately [949] companies. Securities rated by Raymond James & Associates analysts include equity securities of U.S. issuers and U.S. dollar-denominated equity securities of foreign issuers, in each case that are traded on U.S. securities exchanges. As of [November 30, 2016, 156 securities] received a rating of SB-1 from Raymond James & Associates analysts. The number of securities rated SB-1 may be modified on any day as a result of upgrades and/or downgrades of securities’ ratings by Raymond James & Associates analysts.

1.	Underlying Index constituents will include all securities rated SB-1 by a Raymond James & Associates analyst as defined above.

2.	The Underlying Index will seek to include each SB-1 rated security in equal dollar-weighted percentages relative to the total value of the entire Underlying Index of SB-1 rated securities (“Equal Portfolio Weight”). Using the following method, in instances in which there is comparatively little trading volume in a SB-1 rated security, the Underlying Index will limit its weighting in that constituent. Upon initial selection of the Underlying Index and on each rebalancing and reconstitution day, the Underlying Index will calculate for each SB-1 rated security the average product of the closing price multiplied by the trading volume for such stock for the 60 trading days prior to the rebalancing and reconstitution day to provide the “Average Price-Volume Amount.” For any Underlying Index constituent that the Average Price-Volume Amount is less than $1,000,000 per day, that security’s weight will be reduced to a proportion of the Equal Portfolio Weight equal to the ratio of its Average Price-Volume Amount over $1,000,000 (the “Liquidity Cap”). To the extent that the Underlying Index’s weighting in a security is limited as a result of the Liquidity Cap, the difference between the equal weight position and the capped position will be reallocated equally among all other Underlying Index constituents.

3.	At each Underlying Index rebalancing and reconstitution, all Underlying Index constituents that are no longer rated SB-1 on the date of the rebalancing and reconstitution will be removed from the Underlying Index and all securities rated SB-1 on the date of the rebalancing and reconstitution that are not currently part of the Underlying Index will be added.

4.	In the event a constituent is downgraded by Raymond James & Associates and is no longer rated SB-1 subsequent to adding the security as an Underlying Index constituent, such constituent will remain a part of the Underlying Index until the next rebalancing and reconstitution date following such downgrade. In the event a security is upgraded by Raymond James & Associates to a rating of SB-1 between rebalancing and reconstitution dates, the constituent will be added to the Underlying Index at the next rebalance and reconstitution date.

5.	The Underlying Index will be rebalanced and reconstituted twice per calendar month.

S&P U.S. Spin-Off Index (PowerShares S&P Spin-Off Portfolio)

The Underlying Index is designed to measure the performance of U.S. domiciled companies that have been spun off from larger corporations within the past four years. Underlying Index constituents must be constituents of the S&P United States BMI, a country sub-index of the S&P Global BMI. Companies included in the S&P United States BMI that have been spun off and have a float-adjusted market capitalization of at least $1 billion are included in the Underlying Index. Constituent securities are only included in the Underlying Index for a maximum of 48 months. The Underlying Index is adjusted monthly and a constituent security that has been a part of the Underlying Index for more than 48 months is deleted. If there are not enough new spin-offs to populate the Underlying Index, however, the deletion of the applicable constituent security may be delayed.

1.	The Underlying Index is comprised of equity securities added to the S&P United States BMI that have been spun-off and have a float-adjusted market capitalization of at least $1 billion.

2.	The Underlying Index is weighted by float-adjusted market capitalization, subject to a maximum weight of 7.5% for any single stock.

3.	Additions to the Underlying Index are made at each monthly rebalancing after the close of trading on the third Friday of each month. Any eligible spin-off occurring at least seven business days prior to the rebalancing date is included in the Underlying Index at the monthly rebalancing.

4.	A constituent security that has been included in the Underlying Index for more than 48 months is removed at the subsequent monthly rebalancing; however, if the deletion of a constituent security would result in the number of constituent securities of the Underlying Index being less than 20, the deletion will be delayed until the next monthly rebalancing where the resulting number of constituent securities would be at least 20.

Wilshire US Micro-Cap Index (PowerShares Wilshire Micro-Cap Portfolio)

The Wilshire Micro-Cap Index is a subset of the Wilshire 5000 Total Market Index. The Underlying Index includes securities ranked below 2500, based upon market capitalization, of securities in the Wilshire 5000 Total Market Index. The Underlying Index is comprised of securities of micro-capitalization companies of U.S. issuers, including common stocks, REITs and business development companies (“BDCs”). The Underlying Index is weighted based upon float-adjusted market capitalization

1.	To be included in the Wilshire Micro-Cap Index, an issue must:

•	Be the primary equity issue: a common stock, REIT or BDC;

•	Have its primary market listing in the United States;

•	Not be a bulletin-board issue, defined as a traded security that is not listed on NASDAQ or other national security exchange. These issues are not included because they generally do not consistently have readily-available prices;

•	For initial inclusion in the Wilshire Micro-Cap Index, be below the 2,500 issue by market capitalization in the Wilshire 5000 on March and September of each year.

•	For ongoing inclusion:

•	constituents of the Wilshire Micro-Cap Index ranked among the largest 2,000 issues by market capitalization within the Wilshire 5000 on March and September of each year replace the lowest ranked constituents of the Wilshire US Small-Cap Index; and

•	a component security cannot be a constituent of the Wilshire US Small-Cap Index.

2.	The company’s primary issue for index valuation is determined based on the following criteria:

•	Market capitalization;

•	Trading volume;

•	Institutional holdings; and

•	Conversion rules (for companies with multiple share classes).

3.	Changes to the composition of the Underlying Index and updates of component shares and shares readily available for trading in the marketplace (commonly referred to as “float factors”) are based on the following rules:

•	Composition Changes:

•	The composition of the Underlying Index is reviewed monthly. Additions and deletions are made after the close of trading on the third Friday of the month and are pre-announced by the second day prior to the implementation date;

•	Additions include any new non-component company - an IPO or new exchange listing - that meets the Underlying Index’s inclusion standards as of the close of trading on the second Friday of the month;

•	Deletions include any issue that ceases being traded on an exchange and starts trading over-the-counter, generally referred to as “pink sheet listed,” or otherwise stops trading for ten consecutive days. The issue is removed at its latest quoted value or at $0.01 if no recent quoted value is available. Until the monthly review, the issue remains in the Underlying Index at its last exchange traded price;

•	Once a quarter, current component stocks with more than 20 non-trading days that have not been suspended are deleted. Suspended stocks are evaluated separately for removal;

•	In addition to the scheduled composition reviews, any issue that at any time fails to meet one or more of the Underlying Index membership requirements is removed from the Underlying Index as soon as prudently possible;

•	The Wilshire Index Oversight Committee may, at its discretion and if it has determined a company to be in extreme financial distress, remove the company from the Underlying Index if the committee deems the removal necessary to protect the integrity of the Underlying Index and interests of investors in products linked to the Underlying Index.

•	Share and Float Factor Updates:

•	Component shares and float factors are updated quarterly after the close of trading on the third Friday of March, June, September and December. The changes become effective at the opening of trading on the next business day;

•	In addition to the scheduled shares and float factor reviews, if the cumulative impact of corporate actions during the period between scheduled updates changes a company’s float-adjusted shares outstanding by ten percent (10%) or more, the company’s shares and float factor are updated as soon as prudently possible. Share and float changes based on corporate actions are implemented using standard Underlying Index procedures;

•	Shares and float factors of bulletin-board and pink-sheet stocks are not adjusted until they are returned to exchange listings, except to account for stock splits and reverse splits. Companies that are re-listed as of the close of trading on the second Friday of each month will have their shares and float adjustments made at the same time as the monthly Underlying Index additions and deletions, after the close of trading on the third Friday of each month.

4.	Share Treatment and Float Adjustment: The following rules describe the treatment of shares and the application of float factors:

•	Shares outstanding for multiple classes of stock are combined into the primary issue’s shares outstanding to reflect the company’s total market capitalization;

•	Float adjustments are based on block ownership of each class of stock, and then are combined to determine total float for a company’s combined shares;

•	Float-adjustment factors will be implemented only if the blocked shares are greater than five percent (5%) of the company’s total shares outstanding.

5.	The Underlying Index is weighted by float-adjusted market capitalization.

Wilshire US Real Estate Investment Trust IndexSM (PowerShares Wilshire US REIT Portfolio)

The Wilshire US REIT Index is a subset of the Wilshire US Real Estate Securities Index, which itself is a subset of the Wilshire 5000 Total Market Index, and includes equity real estate investment trusts. The Underlying Index was designed to represent a market-based index that is more reflective of equity real estate positions commonly held by pension funds. The Underlying Index is weighted based upon a float-adjusted market capitalization.

1.	To be included in the Wilshire US REIT Index, an issue must be for a company that:

•	Is both an equity owner and operator of commercial and/or residential real estate. Businesses excluded from the Wilshire US REIT Index include: mortgage REITs, net lease REITs, real estate finance companies, mortgage brokers and bankers, commercial and residential real estate brokers and estate agents, home builders, large land owners and sub-dividers of unimproved land, hybrid REITs, and timber REITs, as well as companies that have more than 25 percent (25%) of their assets in direct mortgage investments;

•	Has a minimum total market capitalization of at least $200 million at the time of its inclusion;

•	Has at least 75 percent (75%) of the company’s total revenue derived from the ownership and operation of real estate assets as determined by the Index Provider utilizing proprietary analysis of company financial statements and other public filings; and

•	Has liquidity of its stock commensurate with that of other institutionally-held real estate securities.

2.	Periodic and ongoing reviews of the composition of the Wilshire US REIT Index and the number of shares outstanding of current and potential Underlying Index constituents are conducted based on the following rules:

•	Routine additions and deletions to the Wilshire US REIT Index, as well as share updates, are made quarterly after the close of trading on the third Friday of March, June, September, and December. The changes become effective at the opening of trading on the next business day;

•	During the quarter a component company’s shares outstanding will be adjusted whenever and at the same time as a change in that company is made in the Wilshire 5000;

•	Wilshire utilizes proprietary analysis of company financial statements and public filings to determine the percentage of mortgage investments that make up a REIT’s assets and to categorize a REIT as either an equity REIT, mortgage REIT or hybrid REIT (a REIT involved in both equity and mortgage REIT activities). A company will be removed from the Wilshire US REIT Index if direct mortgage investments represent more than 25 percent (25%) of the company’s assets for two consecutive quarters or if the company is reclassified as a mortgage or hybrid REIT; and

•	An equity REIT that elects to drop its REIT status and become taxed as a C corporation will be removed from the Wilshire US REIT Index.

3.	A company will be removed from the Wilshire US REIT Index if:

•	If less than 50 percent (50%) of its total revenue is generated from the ownership and operation of real estate assets for two consecutive quarters, as determined by Wilshire through proprietary analysis of company financials statements and public filings.

•	Its stock becomes illiquid or has more than ten non-trading days during the previous quarter;

•	Its stock is delisted by its primary market due to failure to meet financial or regulatory requirements;

•	Its total market capitalization falls below $100 million and remains at that level for two consecutive quarters;

•	If a component company enters bankruptcy proceedings, it will be removed from the Wilshire US REIT Index and will remain ineligible for re-inclusion until it has emerged from bankruptcy. However, the Wilshire Index Oversight Committee may, following a review of the bankrupt company and the issues involved in the filing, decide to keep the company in the Wilshire US REIT Index;

•	The Wilshire Index Oversight Committee may, at its discretion and if it has determined a company to be in extreme financial distress, remove the company from the Wilshire US REIT Index if the committee deems the removal necessary to protect the integrity of the Underlying Index and interests of investors in products linked to the Underlying Index.

4.	The Wilshire US REIT Index is weighted by float-adjusted market capitalization.

Dividend Opportunities Index (PowerShares S&P Global Dividend Opportunities Index Portfolio)

The Dividend Opportunities Index tracks the performance of common stocks and ADRs listed on the exchanges of the countries included in the S&P Global BMI. Derivatives, structured products, over-the-counter listings, mutual funds and ETFs are excluded from the Underlying Index.

The Underlying Index methodology employs a yield-driven weighting scheme that weights the highest yielding securities most heavily subject to constraints that seek to provide diversification across individual securities, sectors and countries in the manner set forth below. S&P calculates the Underlying Index on both a total return and net return basis. The Underlying Index is rebalanced annually after the close of trading of the 3rd Friday of July, with a secondary review in January after the close of trading on the last business day of January. The secondary review in January will be used to remove any constituents that have eliminated their dividend and to perform a full reweighting of the constituents.

1.	The universe from which the Underlying Index constituents are drawn includes all dividend paying stocks and ADRs listed on the exchanges of the countries included in the S&P Global BMI. Derivatives, structured products, over-the-counter listings, mutual funds and ETFs are not eligible for inclusion in the Underlying Index.

2.	Investability Criteria. The universe is narrowed down to an investable universe based on following criteria, which for ADRs is determined based on an evaluation of the security:

•	Stocks must have a minimum float-adjusted market capitalization of U.S. $500 million as of the rebalancing reference date.

•	Stocks must have a minimum three-month median daily value traded of U.S. $5 million as of the rebalancing reference date.

•	Stocks must be listed on the exchanges of those countries included in the S&P Global BMI that allow free in-kind transfer of shares.

3.	Stability Criteria. The investable universe of stocks that meet the criteria set forth above, which for ADRs is determined based on an evaluation of the underlying security, is screened for three stability factors to form the universe from which the Underlying Index are ultimately selected:

•	Stocks must have a positive three-year earnings growth.

•	The ratio of a stock’s funds-from-operations per share to its dividend-per-share must be greater than 100%.

•	A stock’s dividend yield must be greater than the median yield in the eligible universe of stocks meeting all of the other investability and stability criteria.

4.	Constituent Selection. All stocks in the universe that meet all of the above criteria, which for ADRs is determined based on an evaluation of the underlying security, are ranked on the basis of annual risk-adjusted dividend yield. Risk-adjusted dividend yield is calculated by dividing the dividend yield by the volatility of the previous monthly dividend yields over the prior 36-month period as of the rebalancing reference date. The 80 highest ranking stocks are automatically selected for inclusion in the Underlying Index. At the time of each rebalance, all securities that are existing constituents of the Underlying Index and included within the 120 highest ranking stocks are selected for inclusion in the Underlying Index by order of rank. The remaining stocks are then selected based on their rank until 100 stocks are selected. Underlying Index constituents are also subject to the following criteria:

•	The weight of a single country is limited to 25% of the Underlying Index or the weight of that country in the S&P Global BMI;

•	The weight of a single sector is limited to 25% of the Underlying Index or two times the weight of that sector in the S&P Global BMI;

•	The combined weight of all trusts, including real estate income trusts, is limited to less than 10% of the Underlying Index;

•	No single stock can have more than a 3% weight in the Underlying Index; and

•	The minimum initial portfolio size that can be turned over in a single day (based on the portfolio’s three-month median daily value traded) cannot be lower than U.S. $375 million.

S&P/TSX High Income Energy Index (PowerShares Canadian Energy Income Portfolio)

The Underlying Index selection methodology is designed to provide exposure to high yielding Canadian securities in the energy sector that meet size and liquidity requirements. Securities must be part of the S&P/TSX composite Index (the “Composite”), which is designed to provide a broad market measure of the Canadian equity markets. The Composite includes common stocks and income trust units listed on the TSX and are companies that are Canadian incorporated (established in the case of income trusts, or formed in the case of limited partnerships) under Canadian federal, provincial or territorial jurisdictions. Liquidity is measured by float turnover (total number of shares traded in Canadian markets in the previous 12 months divided by float eligible shares outstanding at the end of the period. Securities that are ineligible for inclusion in the Composite include securities issued by mutual funds, preferred shares, exchangeable shares, warrants, installment receipts and securities which are “paper-clipped” (securities which are combinations of equity and debt and can be separated by investors) or “stapled” (combinations of securities which trade together and cannot be separated by investors). Only common stocks and Canadian royalty trusts included in the Composite are eligible for inclusion in the Underlying Index.

1.	Canadian Energy Exposure. Securities must be classified as part of the GICS Energy Sector.

2.	Market Capitalization. Securities must have float adjusted market capitalization of $150 million (Canadian dollars) and above as of the reference date.

3.	Liquidity. Securities must have three-month average daily value traded of $1 million (Canadian dollars) or higher as of the reference date.

4.	Dividend Yield. At each rebalance, the indicated annual 12-month dividend yield of each security is computed. Securities which meet the prior criteria and have yields higher than 2% from the Underlying Index. Current constituents will not be dropped from the Underlying Index unless the indicated dividend yield drops below 1.5%.

5.	Target Weights. The Underlying Index is weighted by float adjusted market capitalization subject to a maximum of weight of 5% for each stock. The caps are established at the quarterly rebalancing and are not revised until the next quarterly rebalancing.

6.	Rebalancing. Additions are done at each quarterly rebalancing, consistent with the rebalancing of the Composite. Securities are deleted either at the quarterly rebalancing or if a stock is removed from the Composite between rebalancings, it is removed from the Underlying Index at the same time. The Underlying Index is rebalanced on a quarterly basis. Changes are effective after the close of the third Friday following applicable reference date. The reference dates are the last trading day of March, June, September, and December. All Underlying Index adjustments and corporate action treatments correspond to actions taken regarding the applicable securities in the Composite.

AlphaShares China Real Estate Index (PowerShares China Real Estate Portfolio)

The Underlying Index was created by AlphaShares and is designed to measure and monitor the performance of publicly issued common equity securities of publicly-traded companies and REITs which are open to foreign ownership and derive a majority of their revenues from real estate development, management and/or ownership of property in China or the Special Administrative Regions of China such as Hong Kong and Macau. Proprietary and third-party financial and economic information and research are utilized to: (1) identify potential Underlying Index constituents and verify that such companies derive a majority of their revenue from property in China or the Special Administrative Regions of China; and (2) calculate the number of shares of each potential Underlying Index constituent outstanding, adjusted for free-float, for usage in the modified float-adjusted market capitalization weighting methodology. To ensure adequate liquidity, constituents must have a market capitalization of $500 million or greater for initial inclusion in the Underlying Index. A market capitalization of $250 million or greater is required for ongoing inclusion in the Underlying Index. The Underlying Index is maintained by Standard & Poor’s (the “Index Administrator”), and is rebalanced and reconstituted annually. The AlphaShares Index Committee will meet annually in October to review the Underlying Index methodology. Any changes to the methodology will be communicated to the Index Administrator the next business day and will be publicly disclosed at least 10 business days prior to implementation of the change.

1.	China Real Estate Exposure. To be considered for inclusion in the Underlying Index, a company must derive a majority of its revenues from real estate development, management and/or ownership of property in mainland China or the Special Administrative Regions of China such as Hong Kong and Macau. These companies include a) Hong Kong-based real estate management companies and REITs and b) mainland China-based real estate management companies and REITs.

2.	Investability. To ensure adequate investability, only shares open to foreign ownership that meet the criteria below are eligible for inclusion:

a.	China A-shares are not eligible.

b.	China B-shares are not eligible.

c.	Hong Kong listed securities including China H-shares and Red Chips are eligible.

d.	N-Shares trading in New York and their equivalents trading in other foreign markets are eligible.

3.	Equity Securities. Only publicly issued common equity securities, including REITs, are eligible for inclusion in the Underlying Index. Debt or quasi-debt securities, such as convertible securities, are not eligible for inclusion.

4.	Depositary Receipts. ADRs, ADSs, GDRs and IDRs are eligible for inclusion in the Underlying Index if they meet the other eligibility criteria set forth in this section. The Underlying Index will not include different depositary receipts (or a depositary receipt and the underlying stock) of the same issuer.

5.	Market Capitalization. The Underlying Index will include equity securities of companies of all categories of market capitalizations, subject to the following requirements: To ensure adequate liquidity, constituents must have a market capitalization of $500 million or greater for initial inclusion in the Underlying Index. A market capitalization of $250 million or greater is required for ongoing inclusion in the Underlying Index.

6.	Target Weights. The Underlying Index uses a modified float-adjusted market capitalization weighting methodology to weight individual positions. The weight of any one position cannot be greater than 5.0% of the Underlying Index at the time of each rebalance.

7.	Rebalancing. Except in unusual circumstances (including, but not limited to, tender offers, mergers, spin-offs, or the acquisition or bankruptcy of the company or similar corporate actions), the Underlying Index is rebalanced and reconstituted annually. The AlphaShares Index Committee will meet annually in October to review the Underlying Index methodology. Any changes to the methodology will be communicated to the Index Administrator the next business day and will be publicly disclosed at least 10 days prior to the implementation of the change. IPOs that meet all the eligibility criteria and fall within the top twenty stocks by capitalization of the Underlying Index will be added at the end of each calendar quarter, on the third Friday of the final month of the quarter. A security will be deleted from the Underlying Index immediately due to bankruptcy, acquisition, delisting or merger of the company by or into another company, spin-offs, tender offers or other similar corporate actions. At each quarter end, any security which has been continuously suspended or halted since the prior quarter will be deleted from the Underlying Index at zero value. In the case of such deletions, including any relisting of suspended securities, no replacements will be made until the annual rebalance. Any proceeds resulting from the deletions will be invested on a pro-rata basis over the remainder of the Underlying Index, net of any additions.

AlphaShares China Small Cap Index (PowerShares China Small Cap Portfolio)

The Underlying Index was created by AlphaShares and is designed to measure and monitor the performance of publicly-traded mainland China-based small capitalization companies. AlphaShares utilizes proprietary and third-party information and research to: (1) identify potential Underlying Index constituents; and (2) calculate the number of shares of each potential Underlying Index constituent outstanding, adjusted for free-float, for usage in the Index Provider’s modified float-adjusted market capitalization weighting methodology. To ensure adequate liquidity, constituents must have a float-adjusted market capitalization maximum of $1.5 billion and a minimum of $200 million for initial inclusion in the Underlying Index. A float-adjusted capitalization of less than $1.75 billion and greater than $150 million are required for ongoing inclusion in the Underlying Index.

The Underlying Index is maintained by the Index Administrator, and is rebalanced and reconstituted annually. The AlphaShares Index Committee will meet annually in October to review the Underlying Index methodology. Any changes to the methodology will be communicated to the Index Administrator the next business day and will be publicly disclosed at least 10 days prior to the implementation of the change. Initial public offerings (“IPOs”) that meet all the eligibility criteria and fall within the top twenty stocks by capitalization of the Underlying Index will be added at the end of each calendar quarter, on the last business day of the quarter. Any addition will be funded on a pro-rata basis from the remainder of the Underlying Index, net of any deletions. A security will be deleted from the Underlying Index immediately due to bankruptcy, acquisition or merger of the company by or into another company, spin-offs, tender offers or other similar corporate actions. In the case of such deletions, no replacement will be made until the annual rebalance. Any proceeds resulting from deletions will be invested on a pro-rata basis over the remainder of the Underlying Index, net of any additions.

To be considered for inclusion in the Underlying Index, the following criteria must be met:

1.	Chinese Companies. Only mainland China-based companies are eligible for inclusion in the Underlying Index. For purposes of the Underlying Index, companies are considered to be based in mainland China if they are so classified under the S&P BMI Country Code classification system. This system determines a company’s country of domicile by considering a number of criteria, including:

a.	the headquarters of a company,

b.	its registration or incorporation,

c.	primary stock listing,

d.	geographic source of revenue,

e.	location of fixed assets

f.	operations and

g.	the residence of senior officers.

2.	Market Capitalization. A float-adjusted capitalization maximum of $1.5 billion and a minimum of $200 million are used for initial portfolio construction and eligibility. A float-adjusted capitalization of less than $1.75 billion and greater than $150 million are required for ongoing inclusion in the Underlying Index.

3.	Investability. Only shares open to foreign ownership are included in the Underlying Index. These include all Hong Kong listed securities including China H-Shares and Red Chips, and N-Shares trading in New York and their equivalents trading in other foreign markets. China A-Shares and China B-Shares are not eligible for inclusion in the Underlying Index.

4.	Equity Securities. Only publicly issued common equity securities are eligible for inclusion in the Underlying Index. Debt or quasi-debt securities, such as convertible securities, are not eligible for inclusion.

5.	Depositary Receipts. ADRs, ADSs, GDRs and IDRs are eligible for inclusion in the Underlying Index if they meet the other eligibility criteria set forth in this section. The Underlying Index will not include different depositary receipts (or a depositary receipt and the underlying stock) of the same issuer.

6.	Target Weights. The Underlying Index uses a modified float-adjusted market capitalization weighting methodology to weight individual positions. The weight of any one GICS sector is limited to 35% of the Underlying Index at the time of each rebalance. The weight of any one position cannot be greater than 5.0% of the Underlying Index at the time of each rebalance.

7.	Rebalancing. Except in unusual circumstances (including, but not limited to, tender offers, mergers, spin-offs, or the acquisition or bankruptcy of the company or similar corporate actions), the Underlying Index is rebalanced and reconstituted annually. The AlphaShares Index Committee will meet annually in October to review the Underlying Index methodology. Any changes to the methodology will be communicated to the Index Administrator the next business day and will be publicly disclosed at least 10 days prior to the implementation of the change. IPOs that meet all the eligibility criteria and fall within the top twenty stocks by capitalization of the Underlying Index will be added at the end of each calendar quarter, on the third Friday of the final month of the quarter. A security will be deleted from the Underlying Index immediately due to bankruptcy, acquisition, delisting or merger of the company by or into another company, spin-offs, tender offers or other similar corporate actions. At each quarter end, any security which has been continuously suspended or halted since the prior quarter will be deleted from the Underlying Index at zero value. In the case of such deletions, including any relisting of suspended securities, no replacements will be made until the annual rebalance. Any proceeds resulting from the deletions will be invested on a pro-rata basis over the remainder of the Underlying Index, net of any additions.

BNY Mellon New Frontier Index (PowerShares Frontier Markets Portfolio)

The Underlying Index tracks the performance of companies in Frontier Markets. The Frontier Market countries are Argentina, Bahrain, Bangladesh, Bulgaria, Croatia, Cyprus, Jordan, Kazakhstan, Kenya, Kuwait, Latvia, Lithuania, Nigeria, Oman, Pakistan, Panama, Romania, Sri Lanka, Tunisia, Ukraine, Vietnam and Zambia. The universe of potential constituents includes all liquid ADRs, GDRs and ordinary shares which meet certain criteria with respect to trading volume, market capitalization and price. As of August 31, 2017, the Underlying Index’s constituent countries were represented (in approximate market weights) in the Underlying Index as follows: Argentina, 14.24%; Cyprus, 4.62%; Kazakhstan, 6.79%; Kenya, 8.94%; Kuwait, 16.01%; Morocco, 9.64%; Nigeria, 4.76%; Oman, 1.98%; Pakistan, 8.83%; Panama, 5.71%; Romania, 8.69%; and Vietnam, 9.78%.

1.	The Underlying Index consists of all ADRs, GDRs and local securities of companies from Argentina, Bahrain, Bangladesh, Bulgaria, Croatia, Cyprus, Jordan, Kazakhstan, Kenya, Kuwait, Latvia, Lithuania, Nigeria, Oman, Pakistan, Panama, Romania, Sri Lanka, Tunisia, Vietnam and Zambia that meet the following criteria:

•	Minimum 10 days traded in each month for the previous 3 months and average daily volume greater than or equal to $500,000. The inclusion of an ADR or GDR in the Underlying Index based on local share liquidity will be determined on a case-by-case basis and the local share volume must pass the same minimum requirements as the ADR or GDR.

•	Free-float adjusted market capitalization greater than or equal to $250 million.

•	To improve the investability of the Underlying Index and avoid adverse tax consequences for investors, passive foreign investment companies are excluded based on the best information available.

2.	The Underlying Index’s administrator, subject to periodic review by a policy steering committee known as the BNY Mellon ADR Index Committee, performs a quarterly review of the Underlying Index methodology. Any changes to the methodology will be publicly disclosed prior to implementation of the change.

3.	The Underlying Index is weighted based on a modified capitalization method, using a formula based upon the aggregate of prices times share quantities. The aggregate weight of all components within each country will be capped at 10% of the total Underlying Index weight with the exception of Argentina, Kuwait and Nigeria, which will be capped at 15%. The number of shares used in the Underlying Index calculation generally represents the entire class(es) or series of shares, adjusted for free-float, that trade in the local market and also trade in the form of depositary receipts in the United States and the United Kingdom, New York Shares, Global Registered Shares, or ordinary shares. Adjustments are made to ensure that no single security exceeds 10% of the Underlying Index and, with respect to the bottom 40% of the Underlying Index weight, that no single security represents more than 4.5% of the Underlying Index.

4.	The Underlying Index is adjusted for changes in shares and float that may affect the weighting of constituents generally on a quarterly basis.

Zacks International Multi-Asset Income Index (PowerShares Zacks International Multi-Asset Income Portfolio)

The Underlying Index selection methodology is designed to identify companies with potentially high income and superior risk-return profiles as determined by Zacks. The Underlying Index is designed to select a diversified group of stocks with the potential to yield and outperform the MSCI EAFE Index and other benchmark indices on a risk adjusted basis.

The Underlying Index constituent selection methodology utilizes multi-factor proprietary selection rules to identify those stocks that offer the greatest potential from a yield and risk/return perspective. The approach is specifically designed to enhance investment applications and investability.

1.	Potential Underlying Index constituents include all non-U.S. listed equities that pay dividends and are compliant with U.S. generally accepted accounting principles and are listed in a developed market, as well as Canadian royalty trusts, ADRs of emerging market companies and U.S. listed closed-end funds that invest in international companies.

2.

The Underlying Index is comprised of the 150 highest-ranking securities chosen using a rules-based quantitative ranking methodology proprietary to Zacks. 60% of the Underlying Index will consist of dividend-paying developed market common stocks, 20% of the Underlying Index will consist of dividend-paying ADRs and exposure to each other category of investments is limited to 10%. The constituent selection methodology was developed by Zacks as an effective, quantitative approach to identifying those companies that offer the greatest yield potential.

3.	The 150 constituents are chosen and are weighted based on a proprietary method developed by Zacks within each investment type.

4.	The constituent selection process as well as the ranking, reconstitution, and rebalancing of the Underlying Index is repeated semi-annually.

MSCI ACWI IMI Timber Select Capped Index (PowerShares MSCI Global Timber Portfolio)

The Underlying Index is designed to measure the performance of global equity securities of companies that are engaged in the ownership and management of forests and timberlands and produce finished products that use timber as a raw material. These companies include companies that produce forest products, paper products and paper packaging products, and REITs that own and/or manage timberland. Underlying Index constituents must be constituents of the MSCI ACWI Investable Market Index, a rules-based index that measures equity market performance of developed and emerging markets. The Underlying Index is rebalanced and reconstituted quarterly.

Underlying Index constituents must be constituent securities of the MSCI ACWI Investable Market Index.

1.	Eligible securities must be classified as one of the following Global Industry Classification Standard (“GICS®”) sub-industries: Forest Products, Paper Products, Paper Packaging and Specialized REITs classified as “Timber” REITs.

2.	All securities selected for inclusion in the Underlying Index are included at their free-float market capitalization adjusted weight, subject to a maximum weight of 5% for any single stock.

3.	The Underlying Index is rebalanced and reconstituted quarterly in February, May, August and November. During each rebalancing and reconstitution, existing constituents of the Underlying Index that are deleted from the MSCI ACWI Investable Market Index will be deleted from the Underlying Index and companies that are added to the MSCI ACWI Investable Market Index that meet the eligibility requirements of the Underlying Index will be added to the Underlying Index.

Dow Jones Global Shipping IndexSM (PowerShares Shipping Portfolio)

The Dow Jones Global Shipping IndexSM measures the stock performance of high dividend-paying companies in the shipping industry. The Underlying Index universe includes all equity securities in the Dow Jones Indexes database that are involved in the shipping industry globally that primarily transport goods and materials. Companies solely involved in shipping passengers are excluded from the Underlying Index.

1.	To be considered for inclusion in the Underlying Index, companies in the Underlying Index universe must pass the following screens:

•	Stocks must have a minimum float-adjusted market capitalization of $150 million and minimum three-month average daily trading volume of $2 million.

•	Stocks are ranked from highest to lowest according to their most recent distribution, which is annualized and divided by the current share price.

2.	The 25 highest-ranked stocks are selected for the Underlying Index, subject to the following buffers that aim to limit Underlying Index turnover by favoring current components:

•	Any component stock ranked 30 or lower is replaced by the highest ranked non-component.

•	Any non-component stock ranked 20 or higher replaces the lowest ranked current Underlying Index component.

3.	The Underlying Index is weighted by float-adjusted market capitalization. The weights of individual components are capped at 20%. Additionally, the aggregate weight of components with individual weightings of 4.5% or more is restricted to 45%.

4.	The Underlying Index composition is reconstituted and rebalanced annually in June. The Underlying Index is reviewed on an ongoing basis for unusual events such as de-listings, bankruptcies, mergers and takeovers. Changes to Underlying Index composition and related weight adjustments are made as soon as they are effective. These changes are typically announced two business days prior to the implementation date. Selection lists are provided monthly based on end-of-month data.

AlphaShares China All Cap Index (PowerShares China All-Cap Portfolio)

The Underlying Index was created by AlphaShares and is designed to measure and monitor the performance of publicly issued common equity securities of publicly-traded companies based in mainland China. Proprietary and third-party financial and economic information and research are utilized to: (1) identify potential Underlying Index constituents and verify that such companies are based in mainland China; and (2) calculate the number of shares of each potential Underlying Index constituent outstanding, adjusted for free-float, for usage in the modified float-adjusted market capitalization weighting methodology. To ensure adequate liquidity, constituents must have a float-adjusted market capitalization of $500 million or greater for initial inclusion in the Underlying Index. A float-adjusted market capitalization of $400 million or greater is required for ongoing inclusion in the Underlying Index. The Underlying Index is rebalanced and reconstituted annually. The AlphaShares Index Committee meets annually to review the Underlying Index methodology. Any changes to the methodology will be publicly disclosed at least 10 business days prior to implementation of the change.

Securities that meet the following criteria will be included in the Underlying Index:

1.	Chinese Companies. Only companies based in mainland China are eligible for inclusion in the Underlying Index. For purposes of the Underlying Index, companies are considered to be based in mainland China if they are so classified under the S&P BMI Country Code classification system.

2.	Investability. To ensure adequate investability, only shares open to foreign ownership that meet the criteria below are eligible for inclusion:

a. China A-shares are not eligible.

b. China B-shares are not eligible.

c. Hong Kong listed securities including China H-shares and Red Chips are eligible.

d. N-Shares trading in New York and their equivalents trading in other foreign markets are eligible.

3.	Equity Securities. Only publicly issued common equity securities trading on a major exchange are eligible for inclusion in the Underlying Index. Debt or quasi-debt securities, such as convertible securities, are not eligible for inclusion.

4.	Depositary Receipts. ADRs, ADSs, GDRs and IDRs are eligible for inclusion in the Underlying Index.

5.	Market Capitalization. The Underlying Index will include equity securities of companies of all capitalizations, subject to the requirements below. To ensure adequate liquidity, constituents must have a float-adjusted market capitalization of $500 million or greater for initial inclusion in the Underlying Index. A float-adjusted market capitalization of $400 million or greater at the time of each rebalance is required for ongoing inclusion in the Underlying Index.

6.	Weighting Methodology. The Underlying Index uses a modified float-adjusted market capitalization weighting methodology to weight individual positions. At the time of each rebalance, the weight of any one sector (based on Standard & Poor’s Global Industry Classification Standard) cannot be greater than 35% of the Underlying Index and the weight of any one position cannot be greater than 5.0% of the Underlying Index.

7.	Rebalancing. Except in unusual circumstances (including, but not limited to, mergers, spin-offs, delisting, tender offers or the acquisition or bankruptcy of the company), the Underlying Index is rebalanced and reconstituted annually. Initial public offerings that meet all the eligibility criteria and fall within the top twenty stocks by capitalization of the Underlying Index will be added. Any addition will be funded on a pro-rata basis from the remainder of the Underlying Index, net of any deletions. A security will be deleted from the Underlying Index immediately due to bankruptcy, acquisition, delisting or merger of the company by or into another company, spin-offs, tender offers or other similar corporate actions. At each quarter end, any security which has been continuously suspended or halted since the prior quarter will be deleted from the index at zero value. In the case of such deletions, including any relisting of suspended securities, no replacements will be made until the annual rebalance. Any proceeds resulting from the deletions will be invested on a pro-rata basis over the remainder of the Underlying Index, net of any additions.

AlphaShares China Technology Index (PowerShares China Technology Portfolio)

The Underlying Index was created by AlphaShares and is designed to measure and monitor the performance of publicly issued common equity securities of publicly-traded companies based in mainland China, Hong Kong or Macau in the GICS Information Technology Sector. Proprietary and third-party financial and economic information and research are utilized to: (1) identify potential Underlying Index constituents and verify that such companies are based in mainland China, Hong Kong or Macau; and (2) calculate the number of shares of each potential Underlying Index constituent outstanding, adjusted for free-float, for usage in the modified float-adjusted market capitalization weighting methodology. To ensure adequate liquidity, constituents must have a market capitalization of $200 million or greater for initial inclusion in the Underlying Index. A market capitalization of $150 million or greater at the time of each rebalance is required for ongoing inclusion in the Underlying Index. The Underlying Index is rebalanced semi-annually and reconstituted annually. The AlphaShares Index Committee meets annually to review the Underlying Index methodology. Any changes to the methodology will be publicly disclosed at least 10 business days prior to implementation of the change.

Securities that meet the following criteria will be included in the Underlying Index:

1.	Chinese Companies.

a.	Companies based in mainland China, Hong Kong or Macau are eligible for inclusion in the Underlying Index. For purposes of the Underlying Index, companies are considered to be based in mainland China, Hong Kong or Macau if they are so classified under the S&P BMI Country Code classification system.

b.	In addition to the foregoing criteria, companies based in Hong Kong or Macau are only eligible for inclusion in the Underlying Index if they derive a majority of their revenue from mainland China, Hong Kong or Macau. If geographic revenue data is not available for these companies or is inconclusive, they cannot be included in the Underlying Index.

2.	Technology. Only companies in the GICS Information Technology Sector are eligible for inclusion in the Underlying Index.

3.	Investability. To ensure adequate investability, only shares open to foreign ownership that meet the criteria below are eligible for inclusion:

a. China A-shares are not eligible.

b. China B-shares are not eligible.

c. Hong Kong listed securities including China H-shares and Red Chips are eligible.

d. N-Shares trading in New York and their equivalents trading in other foreign markets are eligible.

4.	Equity Securities. Only publicly issued common equity securities trading on a major exchange are eligible for inclusion in the Underlying Index. Debt or quasi-debt securities, such as convertible securities, are not eligible for inclusion.

5.	Depositary Receipts. ADRs, ADSs, GDRs and IDRs are eligible for inclusion in the Underlying Index if they meet the other eligibility criteria set forth in this section.

6.	Market Capitalization. The Underlying Index will include equity securities of companies of all categories of market capitalizations, subject to the requirements below. To ensure adequate liquidity, constituents must have a float-adjusted market capitalization of $200 million or greater for initial inclusion in the Underlying Index. A float-adjusted market capitalization of $150 million or greater at the time of each rebalance is required for ongoing inclusion in the Underlying Index.

7.	Target Weights. The Underlying Index uses a modified float-adjusted market capitalization weighting methodology to weight individual positions. The Underlying Index employs a two-tier weighting system with the target weight of any one position limited to a maximum of either 10.0% or 4.0% of the Underlying Index at the time of each rebalance. To determine the target weights, all positions whose float-cap adjusted weights are over 5% are added together. If the total is greater than 40%, then the highest weighted position is capped at 10%. The excess weight is then applied on a pro-rata basis to all the remaining Underlying Index constituents and the process is then repeated, if necessary, with the next largest stock being capped at 9% (8% and so on) until the 40% is reached. The 4.0% maximum target weight is then applied to all the remaining Underlying Index constituents. Once set, target weights are free to float due to market actions.

8.	Rebalancing. Except in unusual circumstances (including, but not limited to, delistings, mergers, spin-offs, or the acquisition or bankruptcy of the company), the Underlying Index is rebalanced semi-annually and reconstituted annually. The AlphaShares Index Committee will meet annually to review the Underlying Index methodology. Any changes to the methodology will be publicly disclosed at least 10 days prior to the implementation of the change. Initial public offerings that meet all the eligibility criteria and fall within the top twenty stocks by capitalization of the Underlying Index will be added. Any addition will be funded on a pro-rata basis from the remainder of the Underlying Index, net of any deletions. A security will be deleted from the Underlying Index immediately due to bankruptcy, acquisition, delisting or merger of the company by or into another company, spin-offs, tender offers or other similar corporate actions. At each quarter end, any security which has been continuously suspended or halted since the prior quarter will be deleted from the Underlying Index at zero value. In the case of such deletions, including any relisting of suspended securities, no replacements will be made until the annual rebalance. Any proceeds resulting from the deletions will be invested on a pro-rata basis over the remainder of the Underlying Index, net of any additions.

S&P Global Water Index (PowerShares S&P Global Water Index Portfolio)

The Underlying Index is comprised of 50 securities selected based on the relative importance of the global water industry within the company’s business model. The Underlying Index is designed to have a balanced representation from different segments of the water industry consisting of the following two clusters: 25 water utilities and infrastructure companies (water supply, water utilities, waste water treatment, water, sewer and pipeline construction, water purification, water well drilling, water testing) and 25 water equipment and materials companies (water treatment chemicals, water treatment appliances, pumps and pumping equipment, fluid power pumps and motors, plumbing equipment, plumbing pipes, fluid meters and counting devices) based upon S&P’s Capital IQ (“CIQ”) business development and segment breakdown. To determine whether global demand for water is a major component of a company’s business, the Index Provider implements the following methodology:

1.	All companies in the CIQ database with the term “water” in their business are identified.

2.	From the resulting list, companies not belonging to the two clusters of the industry set forth earlier in this paragraph are excluded.

3.	Based on a review of CIQ business description and industry classification, are put into three groups:

•	Primary Set—Companies whose primary businesses are in the water industry. These are assigned an Exposure Score of 1.

•	Secondary Set—Companies which operate in multiple industries, but have significant exposure to the water industry. These are assigned an Exposure Score of 0.5.

•	Eliminated Set—Companies with marginal exposure to the water industry. These are assigned an Exposure Score of 0 and eliminated from consideration as Underlying Index constituents.

To ensure investability, a developed market listing and a minimum total market capitalization and float-adjusted market capitalization of at least $250 million and $100 million, respectively, is required. The Underlying Index is rebalanced semi-annually. A maximum weight in the Underlying Index is set to 10% for each stock.

1.	All companies in S&P’s CIQ industry classification involved in the water industry are identified by S&P Dow Jones’ Indices and scored based on relative exposure in the manner set forth above and classified into one of two clusters.

2.	The companies are screened for those with a developed market listing and a total market capitalization and float-adjusted market capitalization of at least $250 million and $100 million, respectively.

3.	25 of the largest companies from each of the following two clusters: water utilities and infrastructure companies and water equipment and materials companies, are selected based on a proprietary scoring metric that defines the relative exposure to the global water industry.

4.	The Underlying Index uses a modified market cap weighting methodology. No single stock may have a weight of more than 10%.

5.	Companies that are acquired or delisted are deleted throughout the year. There are no intra-reconstitution additions.

6.	The Underlying Index is reconstituted semi-annually effective after the close of business of the third Fridays of April and October of each year, with a reference date for the data being the third Friday of the previous March and September, respectively.

S&P High Income Infrastructure Index (PowerShares S&P High Income Infrastructure Portfolio)

The Underlying Index is designed to measure and monitor the performance of 50 high-yielding global equity securities of companies that engage in various infrastructure-related sub-industries. Underlying Index constituents must meet size, listing and liquidity requirements and also be part of the S&P Global BMI Index, which is a rules-based index that measures global stock market performance. The Underlying Index employs a yield-weighted methodology that weights all constituents by their twelve month dividend yield over the prior twelve months. The Underlying Index was created by the S&P Dow Jones Index Group and is maintained by S&P Dow Jones Indices, LLC.

1.	Parent Index and Listing Requirements. Eligible securities must be components of the S&P Global BMI Index that are listed on a developed stock exchange.

2.	Infrastructure Company Exposure. Eligible securities must be equity securities of companies classified in one of the Infrastructure Clusters. The Infrastructure Clusters are formed based on the GICS sub-industry classifications as follows.

Energy Cluster:

Oil & Gas Storage & Transportation Sub-Industry

Transportation Cluster:

Airport Services Sub-Industry

Highway & Railtracks Sub-Industry

Marine Ports & Services Sub-Industry

Utilities Cluster:

Electric Utilities Sub-Industry

Gas Utilities Sub-Industry

Multi Utilities Sub-Industry

Water Utilities Sub-Industry

3.	Market Capitalization. Securities must have float adjusted market capitalization of $250 million and above as of the reference date.

4.	Liquidity. Securities must have a three-month average daily value traded of $1 million or higher as of the reference date.

5.	High Yield Securities. The top 50 highest yielding securities (based on their 12-month dividend yield over the prior 12 months at the most recent Underlying Index rebalancing date) that meet the requirements described above form the Underlying Index.

6.	Weighting Methodology. Underlying Index constituents are weighted based on their twelve-month dividend yield over the prior twelve months. The maximum weight of a particular security is 5% of the Underlying Index and the maximum weight of each Infrastructure Cluster is 50% of the Underlying Index.

7.	Chinese Company Exposure. The Underlying Index may include Hong Kong listed securities, including China H-shares. China H-shares are issued by companies incorporated in mainland China and listed on the Hong Kong Stock Exchange. The Underlying Index does not currently include China A-Shares (which are subject to substantial restrictions on foreign investment) or China B-Shares (which offer a generally smaller market and limited liquidity), each of which trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange.

8.	Reconstitution and Rebalance. S&P Dow Jones Indices, LLC, the Underlying Index Administrator, reconstitutes the Underlying Index on a semi-annual basis. The reference dates are the last trading days of June and December. Changes are effective after the close of the third Friday following the reference date. New securities will be added to the Underlying Index if they meet the eligibility requirements described above. Any additions will be funded on a pro-rata basis from the remainder of the Underlying Index, net of deletions. Securities will be deleted from the Underlying Index if they no longer meet the eligibility requirements described above.

The Underlying Index will be rebalanced semi-annually to accommodate any additions or deletions to the Underlying Index and to enforce the target weights as described above. Once set, either initially or at a semi-annual rebalance, target weights are free to float due to market actions.

9.	Index Methodology Changes. The Index Committee meets semi-annually to review the methodology. Any changes to the methodology will be publicly disclosed five days prior to implementation. All methodology changes, as well as the current version of the methodology, are available at www.spdji.com.

MAC Global Solar Energy Index (PowerShares Solar Portfolio)

The Underlying Index is designed to track companies within the following business segments of the solar power industry: solar power equipment producers; suppliers of materials or services to solar equipment producers; companies that derive a significant portion of their business, measured by the methodology set forth below, from solar power system installation, integration or finance; and companies that specialize in selling electricity derived from solar power. As defined by the Index Provider, solar power includes two main categories:

1.	Solar photovoltaic power, which involves the conversion of sunlight into electricity through the photovoltaic process; and

2.	Thermal solar power, which involves using energy from the sun to heat fluids for purposes of water or space heating or to produce electricity.

As of August 31, 2017, the Underlying Index was comprised of approximately 25 securities selected based upon the relative importance of solar power within the company’s business model. To determine whether solar power is a major component of a company’s business, the Index Provider implements the following methodology.

1.	All global publicly-traded companies with any connection to the solar industry are identified by company description database searches and bottom-up industry research of publicly available information and databases.

2.	Based on a review of the company’s public filings and company description companies that are identified through the initial search are put into groups (the “Exposure Factor”):

•	Pure-Play Group—Companies that generate in excess of two thirds of their revenue from solar related business are considered to have their primary business in the solar industry and are placed in the Pure-Play Group. These are assigned an Exposure Factor of 1.0.

•	Medium-Play Group—Companies that operate in multiple industries, but have significant exposure to the solar industry-defined as generating less than approximately two thirds but more than approximately one third of their revenue from solar related business-are placed in the Medium-Play Group. These are assigned an Exposure Factor of 0.5.

•	Eliminated Group—Companies with marginal exposure to the solar industry-defined as generating less than approximately one third of their revenue from solar related business-are eliminated from consideration as an Underlying Index constituent.

3.	From the securities in the Pure-Play Group and Medium-Play Group, securities eligible for inclusion in the Underlying Index that are not existing constituents of the Underlying Index must be listed on a developed market exchange, as defined above, have a minimum capitalization greater than or equal to $150 million at the reference date preceding each reconstitution and have a minimum one month average daily trading of $750,000 at the reference date preceding each reconstitution. Securities in Pure-Play Group and Medium-Play Group set that do not meet these criteria are excluded from consideration as an Underlying Index constituent. Securities that are already in the Underlying Index are not subject to the minimum market capitalization and trading value to remain constituents of the Underlying Index.

4.	The weighting of Underlying Index constituents on the rebalancing and reconstitution date is determined as follows:

a.	The float-adjusted market capitalization for each security is multiplied by its Exposure Factor of either 1.0 and 0.5, meaning the market capitalization for the securities in the Pure-Play Group is taken at full value and for the Medium-Play Group is reduced by one half.

b.	The resulting adjusted market capitalizations are used to create a standard market capitalization weighted index with raw weighting factors.

c.	If necessary, the raw weighting factors are modified through a weighting-gap rebalancing algorithm to ensure that, at the time of rebalancing and reconstitution, no security in the Underlying Index has an individual weighting greater than 10% and that the aggregate weighting of securities in the Underlying Index with individual weightings of more than 4.5% is no more than 45.0% of the total Underlying Index. The weighting-gap rebalancing algorithm progressively reduces the weighting gap between adjacent securities, as ranked by their raw weighting factors, on a proportional basis, until the weighting parameters specified above are met. The Index Provider may reduce the weight of a stock if necessary to ensure that the effective ownership share of that stock stays within regulatory and liquidity boundaries.

5.	If an index constituent is determined to be delisted; under a trading suspension or halt; illiquid; in bankruptcy proceedings; acquired; or in extreme legal, regulatory or financial distress, that constituent may be removed from the index effective immediately and the stock will not be replaced. A spin-off from an existing Underlying Index constituent will automatically be included in the index if it meets the standard Underlying Index criteria, but will be dropped from the Underlying Index as soon as is reasonably practicable if the spun-off company does not meet the standard Underlying Index constituent criteria.

6.	A company that recently completed an initial public offering (“IPO”) and that meets the criteria above can be considered for inclusion as an Underlying Index constituent only at the quarterly Underlying Index rebalance and reconstitution, and only after the security has completed at least one (1) month of trading history.

7.	Except in unusual circumstances (including, but not limited to, mergers, spin-offs, delisting, tender offers or the acquisition or bankruptcy of a company), the Underlying Index will be rebalanced and reconstituted quarterly on the third Friday of the last month of each calendar quarter, with a reference date for the data being the first business day of the last month of the calendar quarter. At the quarterly Underlying Index reconstitution:

a.	securities may be added or deleted as Underlying Index constituents according to the criteria defined above,

b.	the Exposure Factor may change based on a shift in a company’s relative exposure to the solar industry, and

c.	constituent weightings may be adjusted to reflect a change in the Exposure Factor for a particular stock, the addition or deletion of Underlying Index constituents and/or the need to meet the specified weighting requirements.

Nasdaq BulletShares® USD Corporate Bond 2018 Index, Nasdaq BulletShares® USD Corporate Bond 2019 Index, Nasdaq BulletShares® USD Corporate Bond 2020 Index, Nasdaq BulletShares® USD Corporate Bond 2021 Index, Nasdaq BulletShares® USD Corporate Bond 2022 Index, Nasdaq BulletShares® USD Corporate Bond 2023 Index, Nasdaq BulletShares® USD Corporate Bond 2024 Index, Nasdaq BulletShares® USD Corporate Bond 2025 Index, Nasdaq BulletShares® USD Corporate Bond 2026 Index and Nasdaq BulletShares® USD Corporate Bond 2027 Index (each an “Investment Grade Index”).

Each Investment Grade Index is designed to represent the performance of a held-to-maturity portfolio of U.S. dollar-denominated investment-grade corporate bonds with effective maturities in the same calendar year. The effective maturity of an eligible corporate bond is determined by its actual maturity or, in the case of callable securities, the effective maturity of the security as determined in accordance with a rules-based methodology developed by Invesco Indexing. While the Index Provider does not target a specific duration, the Index Provider currently expects that each Investment Grade Index would have a weighted average duration that is approximately the midpoint of the Investment Grade Index’s target maturity year. Duration is expressed as a number of years and is a measure of a fixed income security’s sensitivity to changes in interest rates. Each year, as the Investment Grade Index moves closer to its designated year of maturity, the Investment Grade Index’s expected duration will become shorter.

1.	Securities eligible for inclusion in each Investment Grade Index are U.S. dollar-denominated fixed-income securities of corporate issuers that meet the following criteria:

•	have at least $500 million of outstanding face value;

•	have a minimum credit rating of BBB- from Fitch Investor Services (“Fitch”) or Standard and Poor’s Rating Group (“S&P”) or Baa3 by Moody’s Investors Service, Inc. (“Moody’s”); and

•	are issued by companies domiciled in the U.S., Canada, Western Europe (Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom) or Japan.

2.	Each Investment Grade Index is limited to securities that pay fixed amounts of interest and the following types of securities are specifically excluded:

•	non-SEC registered bonds (including Rule 144A bonds, Reg. S bonds, private placements, Eurodollar bonds and EuroMTN bonds);

•	retail bonds;

•	floating-rate bonds;

•	zero-coupon bonds;

•	convertible bonds;

•	bonds cum or ex-warrant;

•	bonds with one cash flow only;

•	new bonds that have already been called;

•	inflation or other index-linked bonds;

•	corporate bonds guaranteed by an agency, national or supranational government (including the Federal Deposit Insurance Corporation or Temporary Liquidity Guaranty Program);

•	perpetual securities (including Trust Preferred); and

•	securities for which the Investment Grade Index calculation agent is unable to, or is prohibited from providing an evaluated price.
3.	Each Investment Grade Index is constructed as follows:

•	On a semi-annual basis (on the last business day of June and December prior to January 1 of each Investment Grade Index’s target maturity year), the bonds in the universe of eligible securities are assigned to an Investment Grade Index based on their actual maturities or, in the case of callable bonds, effective maturities as determined by a proprietary, rules-based process. Each Investment Grade Index is reconstituted on a semi-annual basis to reflect any changes in the universe of eligible securities and in the effective maturities of callable bonds.

•	Prior to July 1 of each Investment Grade Index’s target maturity year, each Investment Grade Index is rebalanced based on the market values of the Investment Grade Index constituents on a monthly basis. Additions to or removals from the universe of eligible securities are reflected in each monthly rebalancing occurring prior to January 1 of each Investment Grade Index’s target maturity year. After January 1 of each Investment Grade Index’s target maturity year, any changes in the universe of eligible securities will not be reflected in the monthly rebalancings.

•	Prior to July 1 of each Investment Grade Index’s target maturity year, proceeds of constituents that are called or mature between rebalances are reinvested in 13-week U.S. Treasury Bills until the next monthly rebalancing of the Investment Grade Index. The reinvested amount is reallocated on a pro rata basis across Investment Grade Index constituents at the next monthly rebalance.

•	Beginning on July 1 of an Investment Grade Index’s target maturity year:

•	The Investment Grade Index is calculated using a proprietary methodology that seeks to track the return of a held-to-maturity individual bond. In accordance with this methodology, the portfolio of bonds established in connection with the last monthly rebalancing of an Investment Grade Index prior to July 1 of its target maturity year will be fixed for the remainder of the life of the Investment Grade Index.

•	As bonds in an Investment Grade Index mature or are called and principal is returned, proceeds are re-invested in 13-week U.S. Treasury Bills until the termination of the Investment Grade Index. It is expected that each Investment Grade Index will consist largely, if not completely, of assets invested in such instruments when it terminates.

4.	Target Weights

•	Each Investment Grade Index employs a market value weighting methodology to weight individual positions, subject to a 5% limit on individual issuers in each Investment Grade Index at each normal monthly rebalancing. Once set, target weights are free to float due to market actions.

5.	The methodology for each Investment Grade Index is maintained by the Index Provider and subject to periodic review by a policy steering committee known as the BulletShares® Index Committee.

Nasdaq BulletShares® USD High Yield Corporate Bond 2018 Index, Nasdaq BulletShares® USD High Yield Corporate Bond 2019 Index, Nasdaq BulletShares® USD High Yield Corporate Bond 2020 Index, Nasdaq BulletShares® USD High Yield Corporate Bond 2021 Index, Nasdaq BulletShares® USD High Yield Corporate Bond 2022 Index, Nasdaq BulletShares® USD High Yield Corporate Bond 2023 Index, Nasdaq BulletShares® USD High Yield Corporate Bond 2024 Index and Nasdaq BulletShares® USD High Yield Corporate Bond 2025 Index (each a “High Yield Index”).

Each High Yield Index is designed to represent the performance of a held-to-maturity portfolio of U.S. dollar-denominated high yield corporate bonds with effective maturities in the same calendar year. The effective maturity of an eligible corporate bond is determined by its actual maturity or, in the case of callable securities, the effective maturity of the security as determined in accordance with a rules-based methodology developed by Invesco Indexing. Each year, as the High Yield Index moves closer to its designated year of maturity, the High Yield Index’s expected duration will become shorter.

1.	Securities eligible for inclusion in each High Yield Index are U.S. dollar-denominated fixed-income securities of corporate issuers that meet the following criteria:

•	have at least $200 million of outstanding face value;

•	have a maximum credit rating of BB+ from Fitch Investor Services (“Fitch”) or Standard & Poor’s Rating Group (“S&P”) or Ba1 from Moody’s Investors Service, Inc. (“Moodys”) and a minimum average credit rating of CCC- from Fitch, S&P and Moody’s; and

•	are issued by companies domiciled in the U.S., Canada, Western Europe (Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden Switzerland and the United Kingdom) or Japan.

2.	Each High Yield Index is limited to securities that pay fixed amounts of interest and the following types of securities are specifically excluded:

•	bonds with an initial term of less than one year;

•	Reg. S bonds, Eurodollar bonds and EuroMTN bonds;

•	retail bonds;

•	floating-rate bonds;

•	zero-coupon bonds;

•	convertible bonds;

•	bonds cum or ex-warrant;

•	bonds with one cash flow only;

•	new bonds that have already been called;

•	bonds that permit issuers to make coupon payments either in cash or in new debt securities;

•	inflation or other index-linked bonds;

•	bonds guaranteed by an agency, national or supranational government (including the Federal Deposit Insurance Corporation or Temporary Liquidity Guaranty Program);

•	perpetual securities (including Trust Preferred);

•	securities for which the High Yield Index calculation agent is unable to, or is prohibited from providing an evaluated price; and

•	distressed bonds, defined as bonds whose yield to worst ranks among the top 1% by market value among bonds passing all other eligibility criteria and whose dirty price is below $80.

3.	Each High Yield Index is constructed as follows:

•	On a semi-annual basis (on the last business day of June and December prior to January 1 of each High Yield Index’s target maturity year), the bonds in the universe of eligible securities are assigned to an High Yield Index based on their actual maturities or, in the case of callable bonds, effective maturities as determined by a proprietary rules based process. Each High Yield Index is reconstituted on a semi-annual basis to reflect any changes in the universe of eligible securities and in the effective maturities of callable bonds.

•	The portfolio turnover resulting from effective maturity changes during any reconstitution is limited to 20% of the market value of each High Yield Index.

•	Prior to the final semi-annual reconstitution of each High Yield Index (on the last business day of December prior to January 1 of each High Yield Index’s target maturity year), such High Yield Index is rebalanced based on the market values of the High Yield Index constituents on a monthly basis. Additions to or removals from the universe of eligible securities are reflected in each monthly rebalancing.

•	Prior to the final semi-annual reconstitution of each High Yield Index (on the last business day of December prior to January 1 of each High Yield Index’s target maturity year), coupon payments and proceeds of constituents that are called or mature between rebalances are reinvested in 13-week U.S. Treasury Bills until the next monthly rebalancing of the High Yield Index.

•	After the final semi-annual reconstitution of each High Yield Index (on the last business day of December prior to January 1 of each High Yield Index’s target maturity year):

•	Such High Yield Index is calculated using a proprietary methodology that seeks to track the return of a held-to-maturity individual bond. In accordance with this methodology, the portfolio of bonds established in connection with the final semi-annual reconstitution of such High Yield Index will be fixed for the remainder of the life of the High Yield Index.

•	As bonds in an High Yield Index mature or are called and principal is returned, coupon payments and proceeds are re-invested in 13-week U.S. Treasury Bills until the termination of the High Yield Index. It is expected that each High Yield Index will consist largely, if not completely, of assets invested in such instruments when it terminates.

4.	Target Weights

•	Each High Yield Index employs a market value weighting methodology to weight individual positions, subject to a 5% limit on individual issuers in each High Yield Index at each monthly rebalancing prior to an High Yield Index’s target maturity year. Once set, target weights are free to float due to market actions.

5.	The methodology for each High Yield Index is maintained by the Index Provider and subject to periodic review by a policy steering committee known as the BulletShares® Index Committee.

PowerShares Defensive Equity Index (PowerShares Defensive Equity Portfolio)

The PowerShares Defensive Equity Index (the “Defensive Equity Index”) is designed to provide exposure to equity securities of large-capitalization U.S. companies that Invesco Indexing will include in the Defensive Equity Index based on a rules-based screening criteria . The companies eligible for the Defensive Equity Index are derived from its starting universe, the S&P 500® , which is a leading benchmark index for U.S. large capitalization stocks. Invesco Indexing is affiliated with the Adviser and the IDI.

Instead of the traditional approach to defensive equity portfolios that focuses solely on low beta stocks (beta represents the systematic risk of a security relative to its benchmark), Invesco Indexing seeks to select companies that have potentially superior risk-return profiles during periods of stock market weakness while still offering the potential for gains during periods of market strength. Invesco Indexing selects securities for inclusion in the Defensive Equity Index based on its proprietary rules-based methodology and a security’s risk characteristics:

Risk Characteristics. The starting universe is screened to eliminate stocks with less favorable risk profiles by measuring certain risk characteristics, such as a stock’s beta (a measure of a given security’s volatility in relation to the volatility of a specific market) and down market volatility (a measurement that represents a security’s volatility during adverse market conditions).

Rules-Based Methodology. The rules-based methodology calculates the likelihood that a company will achieve the performance required to support the company’s stock price by calculating what a company’s stock price implies in terms of current revenue growth expectations and comparing those expectations to the management’s past ability to deliver that revenue growth.

1.	Index constituents must be constituents of the S&P 500.

2.	The eligible universe of securities is determined from the starting universe of the S&P 500 by calculating a probability score for each security for which the methodology can be applied. The probability scores reflect the probability that a company can deliver the revenue growth required to support its current stock price. Securities are then eliminated from the eligible universe based on the Index Provider’s proprietary rules-based methodology and a security’s risk characteristics.

3.	From the eligible universe, 100 stocks with the highest probability of delivering the required revenue growth to support its current stock price are selected and given an equal weighting in the Defensive Equity Index while minimizing any differences in industry exposure relative to the S&P 500.

4.	The Defensive Equity Index is rebalanced on a quarterly basis and changes are implemented after the close of trading on the third Friday of March, June, September and December.

[PowerShares] U.S. Large Cap Optimized Volatility Index (PowerShares U.S. Large Cap Optimized Volatility Portfolio)

The [PowerShares] U.S. Large Cap Optimized Volatility Index (the “U.S. Large Cap Optimized Volatility Index”) is designed to deliver exposure to equity securities of large capitalization U.S. issuers and respond to changes in market conditions by attempting to obtain higher returns when the “reward to risk” (as measured by the U.S. Large Cap Optimized Volatility Index methodology) is high, while minimizing volatility during other market conditions. U.S. Large Cap Optimized Volatility Index constituents must be constituents of the S&P 500® Index, the leading benchmark index for U.S. large capitalization stocks. The U.S. Large Cap Optimized Volatility Index is rebalanced quarterly and the U.S. Large Cap Optimized Volatility Index generally consists of 120 securities on each quarterly rebalancing date. Securities are only eligible for inclusion in the U.S. Large Cap Optimized Volatility Index if they have been a part of the S&P 500® Index for a minimum period of six months prior to a quarterly rebalancing date. The U.S. Large Cap Optimized Volatility Index was developed by the Index Provider.

1.	Parent Index. Eligible securities must be components of the S&P 500® Index.

2.	Index Optimization. An optimizer is employed to select a portfolio which maximizes the ratio between the reward to risk and volatility of the U.S. Large Cap Optimized Volatility Index.

3.	Target Weights. At the time of each rebalance, the weight of any one security is limited to that security’s representation in the S&P 500® Index, plus or minus 1%. The weight of any one sector is limited to that sector’s weight in the S&P 500® Index, plus or minus 10%. The weight of a single security in the U.S. Large Cap Optimized Volatility Index is capped at 0.5% or 10 times the security’s weight in the S&P 500® Index (whichever is greater). In all cases, the maximum weight of any one security will be 3% of the U.S. Large Cap Optimized Volatility Index at the time of each rebalance.

4.	Rebalancing. The U.S. Large Cap Optimized Volatility Index is rebalanced quarterly on the third Friday of the last month of each quarter.

PowerShares Ultra Short Duration Portfolio

The Fund’s holdings of certain types of investments cannot exceed a maximum percentage of net assets. Percentage limitations are set forth in the Proxy Statement/Prospectus and/or the SAI to the Proxy Statement/Prospectus. While

the percentage limitations provide a useful level of detail about the Fund’s investment program, they should not be viewed as an accurate gauge of the potential risk of the investment. The net effect of a particular investment depends on its volatility and the size of its overall return or risk profile in relation to the performance of the Fund’s other investments. The Portfolio Managers of the Fund have considerable leeway in choosing investment strategies and selecting securities, investment vehicles and other types of instruments the Portfolio Managers believe will help the Fund achieve its objective. In seeking to meet its investment objective, the Fund may invest in any type of security or instrument permitted by applicable law or regulatory requirement and whose investment characteristics are consistent with the Fund’s investment program. Investors should be aware that the investments made by the Fund and the results achieved by the Fund at any given time are not expected to be the same as those made by other funds for which the Sub-Adviser acts as an investment adviser, including funds with names, investment objectives and policies similar to the Fund. Also, investment strategies and types of investments will evolve over time, sometimes without prior notice to shareholders.

The Fund will be managed in accordance with the principal investment strategies stated above, subject to the following investment restrictions:

1.	The Fund primarily will invest in (i) U.S. dollar-denominated investment grade debt securities, rated Baa3 or higher by Moody’s, or equivalently rated by S&P, Fitch or any other NRSRO or, if unrated, determined by the Sub-Adviser to be of comparable quality; and (ii) ETFs and closed-end funds that invest substantially all of their assets in fixed income securities.

2.	At least 80% of issues of corporate bonds or corporate debt held by the Fund must have $200 million or more par amount outstanding.

3.	The Fund will not invest in non-US equity securities.

4.	The Fund will not invest in options contracts, futures contracts or swap agreements.

The Sub-Adviser’s analysis is comprised of multiple elements including collateral and counterparty risk, structural analysis, quantitative analysis and relative value/market value at risk analysis. Evaluation is also applied to collateral, historical market data, and proprietary statistical models to evaluate specific transactions. This analysis is applied against the macroeconomic outlook, geopolitical issues as well as considerations that more directly affect the company’s industry to determine the Sub-Adviser s internal judgment as to the security’s credit quality. Sub-Adviser utilizes an active quantitative investment process in attempting to have the Fund outperform the applicable Benchmark on a risk-adjusted basis. In addition to the factors listed above, the Sub-Adviser selects securities using a rigorous portfolio construction approach to tightly control independent risk exposures such as fixed income sector weights, sector specific yield curves, credit spreads, prepayment risks, and other risk exposures the Sub-Adviser deems relevant. Within those risk constraints, the Sub-Adviser estimates the relative value of different securities to select individual securities that, in the Sub-Adviser’s judgment, may provide risk-adjusted outperformance relative to the applicable Benchmark.

The Fund will invest only in securities that the Sub-Adviser deems to be sufficiently liquid. While corporate bonds and emerging market debt generally must have $200 million or more par amount outstanding and significant par value traded to be considered as an eligible investment, at least 80% of issues of corporate bonds or corporate debt held by the Fund must have $200 million or more par amount outstanding.

The Sub-Adviser generally decides which securities to sell for the Fund based on one of three factors:

•	The Sub-Adviser’s judgment, the relative value measure of the instrument no longer indicates that the instrument is cheap relative to similar instruments and a substitution of the instrument with a similar but cheaper instrument enhances the risk-adjusted return potential of the portfolio versus the Benchmark.

•	The Sub-Adviser’s fundamental analysis suggests that the embedded credit risk in an instrument has increased and the instrument no longer properly compensates the holder for this increased risk.

•	The Sub-Adviser’s fundamental sector allocation decisions result in the rebalancing of existing positions to achieve the Sub-Adviser’s desired sector exposures.

PowerShares Total Return Bond Portfolio

The Sub-Adviser’s analysis of a fixed-income security’s credit quality is comprised of multiple elements, including, but not limited to: (i) sector analysis, including regulatory developments and sector health, (ii) collateral, business, and counterparty risk, which includes payment history, collateral performance, and borrower credit profile, (iii) structural analysis, which includes securitization structure review and forms of credit enhancement, and (iv) stress analysis, including historical collateral performance during extreme market stress and identifying tail risks. This analysis is applied against the macroeconomic outlook, geopolitical issues as well as considerations that more directly affect the company’s industry to determine the Sub-Adviser’s internal judgment as to the security’s credit quality. In addition to the process described above, the Sub-Adviser selects securities using a rigorous portfolio construction approach to tightly control independent risk exposures such as fixed income sector weights, sector specific yield curves, credit spreads, prepayment risks, and other risk exposures the Sub-Adviser deems relevant. Within those risk constraints, the Sub-Adviser estimates the relative value of different securities to select individual securities that, in the Sub-Adviser’s judgment, may provide risk-adjusted outperformance.

The Sub-Adviser’s process for determining whether to buy a security is a collaborative effort between various groups including: (i) economic research, which focus on key economic themes and trends, regional and country-specific analysis, and assessments of event-risk and policy impacts on asset prices, (ii) the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, (iii) its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities, and (iv) portfolio managers, who determine which securities best fit the Fund based on the Fund’s investment objective and top-down sector allocations. In managing the Fund, the Sub-Adviser uses a process for selecting securities for purchase and sale that is based on intensive credit research and involves extensive due diligence on each issuer, region and sector. The Sub-Adviser also considers macroeconomic outlook and geopolitical issues. The Sub-Adviser maintains targets with respect to portfolio maturity and duration. These targets are reviewed continually by various teams including the portfolio management team. These targets are set based on the interest rate outlook, the macro environment, and can be either absolute or relative to a portfolio’s positioning to a benchmark.

The Sub-Adviser generally decides which securities to sell for the Fund based on one of three factors:

•	In the Sub-Adviser’s judgment, the relative value measure of the instrument no longer indicates that the instrument is cheap relative to similar instruments and a substitution of the instrument with a similar but cheaper instrument enhances the risk-adjusted return potential of the portfolio.

•	The Sub-Adviser’s fundamental analysis suggests that the embedded credit risk in an instrument has increased and the instrument no longer properly compensates the holder for this increased risk.

•	The Sub-Adviser’s fundamental sector allocation decisions result in the rebalancing of existing positions to achieve the Sub-Adviser’s desired sector exposures.

Each Fund’s investment policies, limitations and other guidelines typically apply at the time an investment is made. As a result, a Fund generally may continue to hold positions that met a particular investment policy or limitation at the time the investment was made but subsequently do not meet the investment policy or limitation.

Temporary Defensive Strategies

Each of PowerShares Ultra Short Duration Portfolio and PowerShares Total Return Bond Portfolio may take a temporary defensive position and hold a portion of its assets in cash or cash equivalents and money market funds (including affiliated money market funds) if there are inadequate investment opportunities available due to adverse market, economic, political or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions. Doing so could help the Fund avoid losses in the event of falling market prices and provide liquidity to make additional investments, but may mean lost investment opportunities in a period of rising market prices. During these periods, the Fund may not achieve its investment objective.

Non-Principal Investment Strategies

PowerShares BRIC Portfolio, PowerShares Dow Jones Industrial Average Dividend Portfolio, PowerShares Insider Sentiment Portfolio, PowerShares Zacks Mid-Cap Portfolio, PowerShares Zacks Multi-Asset Income Portfolio, PowerShares Raymond James SB-1 Equity Portfolio, PowerShares S&P Spin-Off Portfolio, PowerShares Wilshire Micro-Cap Portfolio, PowerShares Wilshire US REIT Portfolio, PowerShares S&P

Global Dividend Opportunities Index Portfolio, PowerShares Canadian Energy Income Portfolio, PowerShares China Real Estate Portfolio, PowerShares China Small Cap Portfolio, PowerShares Frontier Markets Portfolio, PowerShares Zacks International Multi-Asset Income Portfolio, PowerShares MSCI Global Timber Portfolio, PowerShares Shipping Portfolio, PowerShares China All-Cap Portfolio, PowerShares China Technology Portfolio, PowerShares S&P Global Water Index Portfolio, PowerShares S&P High Income Infrastructure Portfolio and PowerShares Solar Portfolio

Each Fund, after investing at least 90% of its total assets in components of its respective Underlying Index, may invest its remaining assets in securities not included in its respective Underlying Index, and in money market instruments, including repurchase agreements or money market funds (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in swaps, options and futures contracts. Swaps, options and futures contracts (and convertible securities and structured notes) may be used by each Fund in seeking performance that corresponds generally to its respective Underlying Index (whether by giving exposure to the Underlying Index as a whole or to certain specific Index components in lieu of the Fund holding such Underlying Index components directly) and in managing cash flows, but will not be used for hedging purposes. The PowerShares BRIC Portfolio may invest to a limited extent in participation notes. The Adviser anticipates that it may take approximately [two] business days (a business day is any day that the New York Stock Exchange (“NYSE”) is open) for the Adviser to fully reflect the additions to, and deletions from, each Fund’s respective Underlying Index in the portfolio composition of that Fund.

Each Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

PowerShares BulletShares 2018 Corporate Bond Portfolio, PowerShares BulletShares 2018 High Yield Corporate Bond Portfolio, PowerShares BulletShares 2019 Corporate Bond Portfolio, PowerShares BulletShares 2019 High Yield Corporate Bond Portfolio, PowerShares BulletShares 2020 Corporate Bond Portfolio, PowerShares BulletShares 2020 High Yield Corporate Bond Portfolio, PowerShares BulletShares 2021 Corporate Bond Portfolio, PowerShares BulletShares 2021 High Yield Corporate Bond Portfolio, PowerShares BulletShares 2022 Corporate Bond Portfolio, PowerShares BulletShares 2022 High Yield Corporate Bond Portfolio, PowerShares BulletShares 2023 Corporate Bond Portfolio, PowerShares BulletShares 2023 High Yield Corporate Bond Portfolio, PowerShares BulletShares 2024 Corporate Bond Portfolio, PowerShares BulletShares 2024 High Yield Corporate Bond Portfolio, PowerShares BulletShares 2025 Corporate Bond Portfolio, PowerShares BulletShares 2025 High Yield Corporate Bond Portfolio, PowerShares BulletShares 2026 Corporate Bond Portfolio, PowerShares BulletShares 2027 Corporate Bond Portfolio, PowerShares Defensive Equity Portfolio and PowerShares U.S. Large Cap Optimized Volatility Portfolio

As non-principal investment strategies, each Fund may invest up to 20% of its total assets in securities not included in its respective Underlying Index, money market instruments, including repurchase agreements or money market funds, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular bond or bond index) and in swaps, options and futures contracts. Swaps, options and futures contracts (and convertible securities and structured notes) may be used by each Fund in seeking performance that corresponds generally to its respective Underlying Index (whether by gaining exposure to the Underlying Index as a whole or to certain specific Underlying Index components in lieu of the Fund holding such Underlying Index components directly), and in managing cash flows, but will not be used for hedging purposes. The Adviser anticipates that it may take approximately three business days (i.e., each day the NYSE Arca is open) for additions and deletions to a Fund’s Underlying Index to be reflected in the portfolio composition of a Fund.

Each Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

PowerShares Ultra Short Duration Portfolio

As non-principal investment strategies, the Fund may invest in bank loans (including senior and/or mezzanine loans), preferred securities, convertible securities, insurance-linked securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular security or security index). The bank loans in which the Fund invests may not be rated by an NRSRO or be rated below investment grade; such investments will not count towards the Fund’s 10% limit on investments in junk bonds set forth under “Principal Investment Strategies.”

PowerShares Total Return Bond Portfolio

As non-principal investment strategies, the Fund may invest in U.S. exchange-listed and foreign equity securities, insurance-linked securities and structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular security or security index).

The Fund’s investment objective and investment policies constitute non-fundamental policies that the Board of Trustees of the Trust may change at any time without shareholder approval upon written notice to shareholders.

Additional Risks of Investing in the Funds

The following section provides additional risk information regarding investing in the Funds.

Trading Issues

Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of a Fund will continue to be met or will remain unchanged.

Index Provider Risk

Each PowerShares Index Fund seeks to achieve returns that generally correspond, before fees and expenses, to the performance of its Underlying Index, as published by an Index Provider. There is no assurance that an Index Provider will compile an Underlying Index accurately, or that an Underlying Index will be determined, composed or calculated accurately. While each Index Provider gives descriptions of what an Underlying Index is designed to achieve, an Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in such indices, and it generally does not guarantee that an Underlying Index will be in line with its methodology. Errors made by an Index Provider with respect to the quality, accuracy and completeness of the data within an Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by a Fund and its shareholders.

Index Rebalancing Risk

Pursuant to the methodology that an Index Provider uses to calculate and maintain an Underlying Index, a security may be removed from a Fund’s Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of its Underlying Index may increase significantly.

Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to an Underlying Index, for example, to correct an error in the selection of constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the

Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund’s costs and market exposure.

Shares May Trade at Prices Different than NAV

The NAV of a Fund’s Shares generally will fluctuate with changes in the market value of the Fund’s holdings. The market prices of Shares generally will fluctuate in accordance with changes in NAV, as well as the relative supply of and demand for the Shares on NYSE Arca. The Adviser cannot predict whether the Shares will trade below, at or above a Fund’s NAV. Price differences may be due largely to the fact that supply and demand forces at work in the secondary trading market for the Shares will be related, but not identical, to the same forces influencing the prices of the securities or other instruments, as applicable, held by the Fund, individually or in the aggregate. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Unlike conventional ETFs, the PowerShares Ultra Short Duration Portfolio and PowerShares Total Return Bond Portfolio are not index funds. These Funds are actively managed and do not seek to replicate the performance of a specified index. Index-based ETFs generally have traded at prices that closely correspond to NAV per share. Given the high level of transparency of the Funds’ holdings, the Adviser believes that the trading experience of the Funds should be similar to that of index-based ETFs. However, there can be no assurance as to whether and/or the extent to which the Shares will trade at premiums or discounts to NAV.

Leverage

To the extent that each Fund borrows money in the limited circumstances described under “Non-Principal Investment Strategies” above, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of a Fund’s portfolio securities.

Participation Notes

Participation notes are issued by banks or broker-dealers and are designed to offer a return linked to the performance of a particular underlying equity security or market. Participation notes can have the characteristics or take the form of various instruments, including, but not limited to, certificates or warrants. The holder of a participation note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with the underlying security. However, the holder of a participation note generally does not receive voting rights as it would if it directly owned the underlying security. A Fund may invest in a participation note as an alternative to investing directly in the underlying security, in circumstances where the Investment Adviser determines that investing in the participation note will enable a Fund to track its Index more efficiently (such as where, in the Investment Adviser’s determination, the participation note offers greater liquidity than the underlying security and/or may reduce a Fund’s tracking error against its Index due to additional costs involved with holding the underlying security directly). Participation notes constitute direct, general and unsecured contractual obligations of the banks or broker-dealers that issue them, which therefore subject a Fund to counterparty risk, as discussed below.

Investments in participation notes involve certain risks in addition to those associated with a direct investment in the underlying foreign companies or foreign securities markets whose return they seek to replicate. For instance, there can be no assurance that the trading price of a participation note will equal the underlying value of the foreign company or foreign securities market that it seeks to replicate. As the purchaser of a participation note, a Fund is relying on the creditworthiness of the counterparty issuing the participation note and has no rights under a participation note against the issuer of the underlying security. Therefore, if such counterparty were to become insolvent, a Fund would lose its investment. The risk that a Fund may lose its investments due to the insolvency of a single counterparty may be amplified to the extent a Fund purchases participation notes issued by one issuer or a small number of issuers. Participation notes also include transaction costs in addition to those applicable to a direct investment in securities. In addition, a Fund’s use of participation notes may cause a Fund’s performance to deviate from the performance of the portion of its Index to which a Fund is gaining exposure through the use of participation notes.

Due to liquidity and transfer restrictions, the secondary markets on which participation notes are traded may be less liquid than the markets for other securities, which may lead to the absence of readily available market quotations for securities in a Fund’s portfolio. The ability of a Fund to value its securities becomes more difficult and the judgment in the application of fair value procedures may play a greater role in the valuation of a Fund’s securities due to reduced availability of reliable objective pricing data. Consequently, while such determinations will be made in good faith, it may nevertheless be more difficult for a Fund to accurately assign a daily value to such securities.

Repurchase Agreements Risk

Repurchase agreements are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.

Convertible Securities Risk

A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities.

Structured Notes Risk

Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Depending on the factors used, changes in interest rates and movement of such factors may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.

Tax Structure of ETFs

Unlike interests in conventional mutual funds, which typically are bought and sold only at their closing NAV per share, the Shares are traded throughout the day in the secondary market on a national securities exchange, and are issued and redeemed principally in-kind (for the PowerShares Index Funds, except for the PowerShares BulletShares Portfolios), in-kind and/or for cash (for the PowerShares BulletShares Portfolios), partially for cash and partially in-kind (for the PowerShares Ultra Short Duration Portfolio), and principally in cash (for the PowerShares Total Return Bond Portfolio) in Creation Units at each day’s next calculated NAV. In-kind arrangements are designed to protect shareholders from the adverse effects on a Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual funds may need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to a tax event for a Fund (to the extent it uses in-kind redemptions) or its shareholders. However, the tax advantages of investing in Shares of the PowerShares Ultra Short Duration Portfolio and PowerShares Total Return Bond Portfolio may be less pronounced because these Funds are actively managed and, therefore, may have greater turnover in their portfolio securities, which could result in less tax efficiency than an investment in a fund that is not actively managed. Because the Fund intends to effect creations and redemptions partially (for the PowerShares Ultra Short Duration Portfolio) or principally (for the PowerShares Total Return Bond Portfolio) for cash, investments in Shares of the Fund may be less tax-efficient than investments in shares of conventional ETFs that utilize an entirely in-kind redemption process.

Each PowerShares Index Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the Fund’s Underlying Index. Each Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes,” below.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the SAI to this Proxy Statement/Prospectus.

How to Buy and Sell Shares

Each Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.

Most investors will buy and sell Shares of each Fund in secondary market transactions through brokers. Shares of each Fund are listed for trading on the secondary market on NYSE Arca. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “oddlots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Following the closing of the Reorganization, Fund shares will be listed for secondary trading on NYSE Arca under the ticker symbol identified in the Proxy Statement/Prospectus.

Share prices are reported in dollars and cents per Share.

APs may acquire Shares directly from a Fund, and APs may tender their Shares for redemption directly to a Fund, at NAV per Share only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI to this Proxy Statement/Prospectus.

Under normal circumstances, a Fund will pay out redemption proceeds to a redeeming AP within two days after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and in the agreement between the AP and the Fund’s distributor. However, each Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request (as discussed above) to pay an AP, all as permitted by the 1940 Act.

The PowerShares Index Funds anticipate regularly meeting redemption requests primarily through in-kind redemptions. However, each Fund reserves the right to pay redemption proceeds to an AP in cash, consistent with the Trust’s exemptive relief. In particular, for the PowerShares BulletShares Portfolios, as the planned termination date of a Fund approaches, the Fund may elect to accept redemption orders mostly or entirely in cash. As bonds held by a Fund begin to mature, redemptions may be effected increasingly in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents.

The PowerShares Ultra Short Duration Portfolio anticipates regularly meeting redemption requests partially for cash and partially in-kind.

The PowerShares Total Return Bond Portfolio anticipates regularly meeting redemption requests primarily in cash. However, the Fund reserves the right to pay redemption proceeds to an AP through in-kind redemptions, consistent with the Trust’s exemptive relief.

Each Fund may liquidate and terminate at any time without shareholder approval.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.

Share Trading Prices

The trading prices of a Fund’s shares listed on NYSE Arca may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

The approximate value of Shares of each Fund, an amount representing on a per share basis the sum of the current market price of the securities accepted by the Fund in exchange for Shares of the Fund and an estimated cash component, will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. This approximate value should not be viewed as a “real-time” update of the NAV per Share of a Fund because the approximate value will not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value of the Shares, and the Funds do not make any warranty as to the accuracy of the approximate value.

Dividends, Other Distributions and Taxes

Dividends and Other Distributions

Ordinarily, dividends from net investment income, if any, are declared and paid at least annually by each Fund, except for PowerShares Zacks Multi-Asset Income Portfolio, PowerShares Wilshire US REIT Portfolio, PowerShares S&P Global Dividend Opportunities Index Portfolio, PowerShares Canadian Energy Income Portfolio, PowerShares Zacks International Multi-Asset Income Portfolio, PowerShares Shipping Portfolio, PowerShares S&P High Income Infrastructure, which declare and pay dividends from net investment income, if any, quarterly, and the PowerShares BulletShares Portfolios, PowerShares Ultra Short Duration Portfolio and PowerShares Total Return Bond Portfolio, which declare and pay dividends from net investment income, if any, monthly. Each Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, and to avoid a federal excise tax imposed on regulated investment companies.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

•	Your Fund makes distributions,

•	You sell your Shares (including when you exchange Shares for shares of another ETF), and

•	You purchase or redeem Creation Units.

Taxes on Distributions

As stated above, dividends from net investment income, if any, ordinarily are declared and paid at least annually, quarterly or monthly, as applicable. Each Fund also may pay a special distribution at the end of a calendar year to comply with federal tax requirements and/or to minimize or eliminate federal tax liability. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or Shares (if reinvestment is available from the broker through whom you purchased your Shares).

Dividends paid to you out of a Fund’s net investment income and net realized short-term capital gains, if any, are taxable as ordinary income. A Fund’s dividends attributable to its “qualified dividend income,” if reported as such by a Fund, generally will be subject to federal income tax for individual and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy certain restrictions with respect to their Shares at the lower maximum rates for long-term capital gains described in the next paragraph. Additionally, a portion of a Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations.

Distributions to you of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares. Those gains of individual shareholders generally are subject to federal income tax at the maximum rates of 15% (20% for certain high income taxpayers).

Distributions to you in excess of a Fund’s current and accumulated earnings and profits, if any, are treated as a tax-free return of capital to the extent of your basis in your Shares and as capital gain thereafter. A distribution will reduce a Fund’s NAV per Share and may be taxable to you (as ordinary income or long-term capital gain) even though, from an investment standpoint, the distribution constitutes a partial return of capital.

By law, a Fund is required to withhold 28% of distributions otherwise payable to you if you are an individual shareholder and have not provided a correct social security number or other taxpayer identification number or otherwise are subject to backup withholding.

There is a risk that the tax treatment of futures, options, and options on futures may be affected by future regulatory or legislative changes that could affect the character, timing, and/or amount of a Fund’s taxable income or gains and distributions.

Taxes on Share Sales

Any capital gain or loss you realize upon a sale of Shares generally is treated as long-term capital gain or loss if you held the Shares for more than one year and as short-term capital gain or loss if you held the Shares for one year or less. Your ability to deduct capital losses realized on a sale of Shares may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP that exchanges securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Unit and the sum of the AP’s aggregate basis in the securities surrendered plus any cash component paid. An AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP’s basis in the Creation Unit and the aggregate market value of the securities received plus or minus an amount, if any, equal to the difference between the NAV of the redeemed Shares, as next determined after receipt of a request in proper form, and the value of those securities. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” (other than, in certain cases, for securities dealers), or on the ground that there has been no significant change in the AP’s economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.

Any capital gain or loss realized upon redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at the price thereof.

Foreign Income Taxes

Certain foreign governments levy withholding or other taxes on dividend and interest income. A Fund also may be subject to foreign income taxes with respect to other income. Although in some countries a portion of these taxes may be recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

A Fund may elect to pass its credits for foreign income taxes, subject to certain limitations, through to its shareholders for a taxable year if more than 50% of its assets at the close of the year, by value, consists of stock and securities of foreign corporations. If a Fund makes this election, each shareholder will be treated as having paid a proportionate share of the Fund’s foreign income taxes, but the shareholder must include an equal amount in gross income.

The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Funds. It is not a substitute for personal tax advice. You also may be subject to state, local, and/or foreign tax on a Fund’s distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Distributor

Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value

The Bank of New York Mellon (“BNYM”) calculates each Fund’s NAV at the close of regular trading (normally 4:00 p.m., Eastern time) every day the NYSE is open, provided that U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV for each Fund will be calculated and disseminated on each day that the NYSE is open. NAV is calculated by deducting all of a Fund’s liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than trade date plus one day. All valuations are subject to review by the PowerShares Board or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available are valued at market value. Securities listed or traded on an exchange generally are valued at the last sales price or official closing price that day as of the close of the exchange where the security is primarily traded. Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they will be valued at the last sale or official closing price on the exchanges on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Options generally are valued at the closing price (and, if no closing price is available, at the mean of the last bid/ask quotations), generally from the exchange where such instruments principally trade. Futures contracts generally are valued based on quotations from a pricing vendor or market makers. Swaps generally are valued using pricing provided from independent pricing services.

Certain securities may not be listed on an exchange; typically, those securities are bought and sold by institutional investors in individually negotiated private transactions. Such securities, as well as listed securities whose market price is not readily available, will be valued using pricing provided from independent pricing services or by another method that the Adviser, in its judgment, believes will better reflect the security’s fair value in accordance with the Trusts’ valuation policies and procedures approved by the PowerShares Board.

Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when a Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Adviser determines that the closing price of the security is unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s Underlying Index. This may adversely affect a Fund’s ability to track its Underlying Index. With respect to securities that primarily are listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

Other Information

Section 12(d)(1) of the 1940 Act restricts investments by investment companies (and companies relying on Section 3(c)(1) or 3(c)(7) of the 1940 Act) in the securities of other investment companies. However, registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trusts, including that such investment companies enter into an agreement with a Trust on behalf of a Fund prior to exceeding the limits imposed by Section 12(d)(1). Additionally, each Fund is permitted to invest in other registered investment companies beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in another exemptive order that the SEC has issued to the Trusts. If a Fund relies on this exemptive relief, however, other investment companies may not invest in the Fund beyond the statutory provisions of Section 12(d)(1).

APPENDIX F – COMPARISON OF FUNDAMENTAL INVESTMENT RESTRICTIONS

Claymore Fund and PowerShares Fund Fundamental Investment Restrictions – Industry Concentration

Claymore Fund	Claymore Fund’s Fundamental Concentration Restriction	Corresponding PowerShares Fund’s Fundamental Concentration Restriction	Material Differences

Guggenheim BRIC ETF

Guggenheim Dow Jones Industrial Average Dividend ETF

Guggenheim Insider Sentiment ETF

Guggenheim Mid-Cap Core ETF

Guggenheim Multi-Asset Income ETF

Guggenheim Raymond James SB-1 Equity ETF

Guggenheim S&P Spin-Off ETF

Wilshire Micro-Cap ETF

Wilshire US REIT ETF

Guggenheim BulletShares 2018 Corporate Bond ETF

Guggenheim BulletShares 2018 High Yield Corporate Bond ETF

Guggenheim BulletShares 2019 Corporate Bond ETF

Guggenheim BulletShares 2019 High Yield Corporate Bond ETF

Guggenheim BulletShares 2020 Corporate Bond ETF

Guggenheim BulletShares 2020 High Yield Corporate Bond ETF

Guggenheim BulletShares 2021 Corporate Bond ETF

Guggenheim BulletShares 2021 High Yield Corporate Bond ETF

Guggenheim BulletShares 2022 Corporate Bond ETF

Guggenheim BulletShares 2022 High Yield Corporate Bond ETF

Guggenheim BulletShares 2023 Corporate Bond ETF

Guggenheim BulletShares 2023 High Yield Corporate Bond ETF

	Each Fund may not invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the Underlying Index that the Fund replicates concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.	Each Fund may not invest more than 25% of the value of its net assets in securities of issuers in any one industry or group of industries, except to the extent that the underlying index that the Fund replicates concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.	The Claymore Fund’s restriction applies to investments of “25% or more” of total assets, while the PowerShares Fund’s restriction applies to investments of “more than 25%” of net a assets.

Guggenheim BulletShares 2024 Corporate Bond ETF

Guggenheim BulletShares 2024 High Yield Corporate Bond ETF

Guggenheim BulletShares 2025 Corporate Bond ETF

Guggenheim BulletShares 2025 High Yield Corporate Bond ETF

Guggenheim BulletShares 2026 Corporate Bond ETF

Guggenheim BulletShares 2027 Corporate Bond ETF

Guggenheim Defensive Equity ETF

Guggenheim U.S. Large Cap Optimized Volatility ETF

Claymore Fund	Claymore Fund’s Fundamental Concentration Restriction	Corresponding PowerShares Fund’s Fundamental Concentration Restriction	Material Differences

Guggenheim S&P Global Dividend Opportunities Index ETF

Guggenheim Canadian Energy Income ETF

Guggenheim China Real Estate ETF

Guggenheim China Small Cap ETF

Guggenheim International Multi-Asset Income ETF

Guggenheim Frontier Markets ETF

Guggenheim Shipping ETF

Guggenheim MSCI Global Timber ETF

Guggenheim China All-Cap ETF

Guggenheim China Technology ETF

Guggenheim Solar ETF

Guggenheim S&P Global Water Index ETF

Guggenheim S&P High Income Infrastructure ETF

Guggenheim Total Return Bond ETF Guggenheim Ultra Short Duration ETF	Each Fund may not invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.	Each Fund may not invest more than 25% of the value of its net assets in securities of issuers in any one industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.	The Claymore Fund’s restriction applies to investments of “25% or more” of total assets, while the PowerShares Fund’s restriction applies to investments of “more than 25%” of net a assets.

Claymore Fund and PowerShares Fund Fundamental Investment Restrictions – Borrowing

Claymore Fund	Claymore Fund’s Fundamental Borrowing Restriction	Corresponding PowerShares Fund’s Fundamental Borrowing Restriction	Material Differences

Guggenheim BulletShares 2018 Corporate Bond ETF

Guggenheim BulletShares 2018 High Yield Corporate Bond ETF

Guggenheim BulletShares 2019 Corporate Bond ETF

Guggenheim BulletShares 2019 High Yield Corporate Bond ETF

Guggenheim BulletShares 2020 Corporate Bond ETF

Guggenheim BulletShares 2020 High Yield Corporate Bond ETF

Guggenheim BulletShares 2021 Corporate Bond ETF

Guggenheim BulletShares 2021 High Yield Corporate Bond ETF

Guggenheim BulletShares 2022 Corporate Bond ETF

Guggenheim BulletShares 2022 High Yield Corporate Bond ETF

Guggenheim BulletShares 2023 Corporate Bond ETF

Guggenheim BulletShares 2023 High Yield Corporate Bond ETF

Each Fund may not borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) up to 10% of its total assets and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings).

With respect to [the borrowing restriction], the Funds do not currently intend to make investments or engage in other transactions constituting borrowing for 1940 Act purposes where such investments or transactions are for leverage or the purchase of investments.

		Each Fund may not borrow money, except the Fund may borrow money to the extent permitted by (i) the 1940 Act, (ii) the rules and regulations promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act.	The PowerShares Funds’ restriction is broader, allowing for borrowings pursuant to rules under the 1940 Act. The PowerShares Funds do not have a fundamental policy indicating current intent not to borrow for leverage or investment.

Claymore Fund	Claymore Fund’s Fundamental Borrowing Restriction	Corresponding PowerShares Fund’s Fundamental Borrowing Restriction	Material Differences

Guggenheim BulletShares 2024 Corporate Bond ETF

Guggenheim BulletShares 2024 High Yield Corporate Bond ETF

Guggenheim BulletShares 2025 Corporate Bond ETF

Guggenheim BulletShares 2025 High Yield Corporate Bond ETF

Guggenheim BulletShares 2026 Corporate Bond ETF

Guggenheim BulletShares 2027 Corporate Bond ETF

Guggenheim Defensive Equity ETF

Guggenheim U.S. Large Cap Optimized Volatility ETF Guggenheim Ultra Short Duration ETF

Guggenheim S&P Global Dividend Opportunities Index ETF

Guggenheim Canadian Energy Income ETF

Guggenheim China Real Estate ETF

Guggenheim China Small Cap ETF

Guggenheim International Multi-Asset Income ETF

Guggenheim Frontier Markets ETF

Guggenheim Shipping ETF

Guggenheim MSCI Global Timber ETF

Guggenheim China All-Cap ETF

Guggenheim China Technology ETF

Guggenheim Solar ETF

Guggenheim S&P Global Water Index ETF

Guggenheim S&P High Income Infrastructure ETF

Guggenheim BRIC ETF

Guggenheim Dow Jones

Industrial Average Dividend ETF

Guggenheim Insider Sentiment ETF

Guggenheim Mid-Cap Core ETF Guggenheim Multi-Asset Income ETF Guggenheim Raymond James SB-1 Equity ETF Guggenheim S&P Spin-Off ETF Wilshire Micro-Cap ETF Wilshire US REIT ETF

Guggenheim Total Return Bond ETF	Each Fund may not borrow money, except that the Fund may borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the borrowings shall not exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings).	Each Fund may not borrow money, except the Fund may borrow money to the extent permitted by (i) the 1940 Act, (ii) the rules and regulations promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act.	The PowerShares Funds’ restriction is broader, allowing for borrowings pursuant to rules under the 1940 Act.

Claymore Fund	Claymore Fund’s Fundamental Borrowing Restriction	Corresponding PowerShares Fund’s Fundamental Borrowing Restriction	Material Differences
In the event that the Fund’s borrowings at any time exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings), the Fund will, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that its borrowings do not exceed the foregoing 33 1/3% limit.

Claymore Fund and PowerShares Fund Fundamental Investment Restrictions – Underwriting

Claymore Fund	Claymore Fund’s Fundamental Underwriting Restriction	Corresponding PowerShares Fund’s Fundamental Underwriting Restriction	Material Differences

Guggenheim BulletShares 2018 Corporate Bond ETF

Guggenheim BulletShares 2018 High Yield Corporate Bond ETF

Guggenheim BulletShares 2019 Corporate Bond ETF

Guggenheim BulletShares 2019 High Yield Corporate Bond ETF

Guggenheim BulletShares 2020 Corporate Bond ETF

Guggenheim BulletShares 2020 High Yield Corporate Bond ETF

Guggenheim BulletShares 2021 Corporate Bond ETF

Guggenheim BulletShares 2021 High Yield Corporate Bond ETF

Guggenheim BulletShares 2022 Corporate Bond ETF

Guggenheim BulletShares 2022 High Yield Corporate Bond ETF

Guggenheim BulletShares 2023 Corporate Bond ETF

Guggenheim BulletShares 2023 High Yield Corporate Bond ETF

Guggenheim BulletShares 2024 Corporate Bond ETF

Guggenheim BulletShares 2024 High Yield Corporate Bond ETF

Guggenheim BulletShares 2025 Corporate Bond ETF

	Each Fund may not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.	Each Fund may not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.	No material differences.

Guggenheim BulletShares 2025 High Yield Corporate Bond ETF

Guggenheim BulletShares 2026 Corporate Bond ETF

Guggenheim BulletShares 2027 Corporate Bond ETF

Guggenheim Defensive Equity ETF

Guggenheim U.S. Large Cap Optimized Volatility ETF

Claymore Fund	Claymore Fund’s Fundamental Underwriting Restriction	Corresponding PowerShares Fund’s Fundamental Underwriting Restriction	Material Differences

Guggenheim Ultra Short Duration ETF

Guggenheim Total Return Bond ETF

Guggenheim S&P Global Dividend Opportunities Index ETF

Guggenheim Canadian Energy Income ETF

Guggenheim China Real Estate ETF

Guggenheim China Small Cap ETF

Guggenheim International Multi-Asset Income ETF

Guggenheim Frontier Markets ETF

Guggenheim Shipping ETF

Guggenheim MSCI Global Timber ETF

Guggenheim China All-Cap ETF

Guggenheim China Technology ETF

Guggenheim Solar ETF

Guggenheim S&P Global Water Index ETF

Guggenheim S&P High Income Infrastructure ETF

Guggenheim BRIC ETF

Guggenheim Dow Jones Industrial Average Dividend ETF

Guggenheim Insider Sentiment ETF

Guggenheim Mid-Cap Core ETF

Guggenheim Multi-Asset Income ETF

Guggenheim Raymond James SB-1 Equity ETF

Guggenheim S&P Spin-Off ETF

Wilshire Micro-Cap ETF

Wilshire US REIT ETF

Claymore Fund and PowerShares Fund Fundamental Investment Restrictions – Making Loans

Claymore Fund	Claymore Fund’s Fundamental Loans Restriction	Corresponding PowerShares Fund’s Fundamental Loans Restriction	Material Differences

Guggenheim BulletShares 2018 Corporate Bond ETF

Guggenheim BulletShares 2018 High Yield Corporate Bond ETF

Guggenheim BulletShares 2019 Corporate Bond ETF

Guggenheim BulletShares 2019 High Yield Corporate Bond ETF

Guggenheim BulletShares 2020 Corporate Bond ETF

Guggenheim BulletShares 2020 High Yield Corporate Bond ETF

Guggenheim BulletShares 2021 Corporate Bond ETF

Guggenheim BulletShares 2021 High Yield Corporate Bond ETF

Guggenheim BulletShares 2022 Corporate Bond ETF

Guggenheim BulletShares 2022 High Yield Corporate Bond ETF

Guggenheim BulletShares 2023 Corporate Bond ETF

Guggenheim BulletShares 2023 High Yield Corporate Bond ETF

Guggenheim BulletShares 2024 Corporate Bond ETF

Guggenheim BulletShares 2024 High Yield Corporate Bond ETF

Guggenheim BulletShares 2025 Corporate Bond ETF

Guggenheim BulletShares 2025 High Yield Corporate Bond ETF

Guggenheim BulletShares 2026 Corporate Bond ETF

Guggenheim BulletShares 2027 Corporate Bond ETF

Guggenheim Defensive Equity ETF

Guggenheim U.S. Large Cap Optimized Volatility ETF

Guggenheim Ultra Short Duration ETF

Guggenheim Total Return Bond ETF

Each Fund may not make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund’s investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s total assets.

Each Fund may not make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund’s investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such repurchase agreements or loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such repurchase agreements and loans would exceed 33 1/3% of the value of the Fund’s total assets.

No material differences.

Guggenheim S&P Global Dividend Opportunities Index ETF

Guggenheim Canadian Energy Income ETF

Guggenheim China Real Estate ETF

Guggenheim China Small Cap ETF

Guggenheim International Multi-Asset Income ETF

Guggenheim Frontier Markets ETF

Guggenheim Shipping ETF

Guggenheim MSCI Global

Timber ETF

Guggenheim China All-Cap ETF

Guggenheim China Technology ETF

Guggenheim Solar ETF

Guggenheim S&P Global Water Index ETF

Claymore Fund	Claymore Fund’s Fundamental Loans Restriction	Corresponding PowerShares Fund’s Fundamental Loans Restriction	Material Differences

Guggenheim S&P High Income

Infrastructure ETF

Guggenheim BRIC ETF

Guggenheim Dow Jones Industrial Average Dividend ETF

Guggenheim Insider Sentiment ETF

Guggenheim Mid-Cap Core ETF

Guggenheim Multi-Asset Income ETF

Guggenheim Raymond James SB-1 Equity ETF

Guggenheim S&P Spin-Off ETF

Wilshire Micro-Cap ETF

Wilshire US REIT ETF

Claymore Fund and PowerShares Fund Fundamental Investment Restrictions – Real Estate

Claymore Fund	Claymore Fund’s Fundamental Real Estate Restriction	Corresponding PowerShares Fund’s Fundamental Real Estate Restriction	Material Differences

Guggenheim BulletShares 2018 Corporate Bond ETF

Guggenheim BulletShares 2018 High Yield Corporate Bond ETF

Guggenheim BulletShares 2019 Corporate Bond ETF

Guggenheim BulletShares 2019 High Yield Corporate Bond ETF

Guggenheim BulletShares 2020 Corporate Bond ETF

Guggenheim BulletShares 2020 High Yield Corporate Bond ETF

Guggenheim BulletShares 2021 Corporate Bond ETF

Guggenheim BulletShares 2021 High Yield Corporate Bond ETF

Guggenheim BulletShares 2022 Corporate Bond ETF

Guggenheim BulletShares 2022 High Yield Corporate Bond ETF

Guggenheim BulletShares 2023 Corporate Bond ETF

Guggenheim BulletShares 2023 High Yield Corporate Bond ETF

	Each Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).	Each Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).	No material differences.

Guggenheim BulletShares 2024 Corporate Bond ETF

Guggenheim BulletShares 2024 High Yield Corporate Bond ETF

Guggenheim BulletShares 2025 Corporate Bond ETF

Guggenheim BulletShares 2025 High Yield Corporate Bond ETF

Guggenheim BulletShares 2026 Corporate Bond ETF

Guggenheim BulletShares 2027 Corporate Bond ETF

Claymore Fund	Claymore Fund’s Fundamental Real Estate Restriction	Corresponding PowerShares Fund’s Fundamental Real Estate Restriction	Material Differences

Guggenheim Defensive Equity ETF

Guggenheim U.S. Large Cap Optimized Volatility ETF

Guggenheim Ultra Short Duration ETF

Guggenheim Total Return Bond ETF

Guggenheim S&P Global Dividend Opportunities Index ETF

Guggenheim Canadian Energy Income ETF

Guggenheim China Real Estate ETF

Guggenheim China Small Cap ETF

Guggenheim International Multi-Asset Income ETF

Guggenheim Frontier Markets ETF

Guggenheim Shipping ETF

Guggenheim MSCI Global Timber ETF

Guggenheim China All-Cap ETF

Guggenheim China Technology ETF

Guggenheim Solar ETF

Guggenheim S&P Global Water Index ETF

Guggenheim S&P High Income Infrastructure ETF

Guggenheim BRIC ETF

Guggenheim Dow Jones Industrial Average Dividend ETF

Guggenheim Insider Sentiment ETF

Guggenheim Mid-Cap Core ETF

Guggenheim Multi-Asset Income ETF

Guggenheim Raymond James SB-1 Equity ETF

Guggenheim S&P Spin-Off ETF

Wilshire Micro-Cap ETF

Wilshire US REIT ETF

Claymore Fund and PowerShares Fund Fundamental Investment Restrictions –Commodities

Claymore Fund	Claymore Fund’s Fundamental Commodities Restriction	Corresponding PowerShares Fund’s Fundamental Commodities Restriction	Material Differences

Guggenheim BulletShares 2018 Corporate Bond ETF

Guggenheim BulletShares 2018 High Yield Corporate Bond ETF

Guggenheim BulletShares 2019 Corporate Bond ETF

Guggenheim BulletShares 2019 High Yield Corporate Bond ETF

Guggenheim BulletShares 2020 Corporate Bond ETF

Guggenheim BulletShares 2020 High Yield Corporate Bond ETF

Guggenheim BulletShares 2021 Corporate Bond ETF

	Each Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).	Each Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).	No material differences.

Claymore Fund	Claymore Fund’s Fundamental Commodities Restriction	Corresponding PowerShares Fund’s Fundamental Commodities Restriction	Material Differences

Guggenheim BulletShares 2021 High Yield Corporate Bond ETF

Guggenheim BulletShares 2022 Corporate Bond ETF

Guggenheim BulletShares 2022 High Yield Corporate Bond ETF

Guggenheim BulletShares 2023 Corporate Bond ETF

Guggenheim BulletShares 2023 High Yield Corporate Bond ETF

Guggenheim BulletShares 2024 Corporate Bond ETF

Guggenheim BulletShares 2024 High Yield Corporate Bond ETF

Guggenheim BulletShares 2025 Corporate Bond ETF

Guggenheim BulletShares 2025 High Yield Corporate Bond ETF

Guggenheim BulletShares 2026 Corporate Bond ETF

Guggenheim BulletShares 2027 Corporate Bond ETF

Guggenheim Defensive Equity ETF

Guggenheim U.S. Large Cap Optimized Volatility ETF

Guggenheim Ultra Short Duration ETF

Guggenheim Total Return Bond ETF

Guggenheim S&P Global Dividend Opportunities Index ETF

Guggenheim Canadian Energy Income ETF

Guggenheim China Real Estate ETF

Guggenheim China Small Cap ETF

Guggenheim International Multi-Asset Income ETF

Guggenheim Frontier Markets ETF

Guggenheim Shipping ETF

Guggenheim MSCI Global Timber ETF

Guggenheim China All-Cap ETF

Guggenheim China Technology ETF

Guggenheim Solar ETF

Guggenheim S&P Global Water Index ETF

Guggenheim S&P High Income Infrastructure ETF

Guggenheim BRIC ETF

Guggenheim Dow Jones Industrial Average Dividend ETF

Guggenheim Insider Sentiment ETF

Guggenheim Mid-Cap Core ETF

Guggenheim Multi-Asset Income ETF

Guggenheim Raymond James SB-1 Equity ETF

Guggenheim S&P Spin-Off ETF

Wilshire Micro-Cap ETF

Wilshire US REIT ETF

Claymore Fund and PowerShares Fund Fundamental Investment Restrictions – Senior Securities

Claymore Fund	Claymore Fund’s Fundamental Senior Securities Restriction	Corresponding PowerShares Fund’s Fundamental Senior Securities Restriction	Material Differences

Guggenheim BulletShares 2018 Corporate Bond ETF

Guggenheim BulletShares 2018 High Yield Corporate Bond ETF

Guggenheim BulletShares 2019 Corporate Bond ETF

Guggenheim BulletShares 2019 High Yield Corporate Bond ETF

Guggenheim BulletShares 2020 Corporate Bond ETF

Guggenheim BulletShares 2020 High Yield Corporate Bond ETF

Guggenheim BulletShares 2021 Corporate Bond ETF

Guggenheim BulletShares 2021 High Yield Corporate Bond ETF

Guggenheim BulletShares 2022 Corporate Bond ETF

Guggenheim BulletShares 2022 High Yield Corporate Bond ETF

Guggenheim BulletShares 2023 Corporate Bond ETF

Guggenheim BulletShares 2023 High Yield Corporate Bond ETF

Guggenheim BulletShares 2024 Corporate Bond ETF

Guggenheim BulletShares 2024 High Yield Corporate Bond ETF

Guggenheim BulletShares 2025 Corporate Bond ETF

Guggenheim BulletShares 2025 High Yield Corporate Bond ETF

Guggenheim BulletShares 2026 Corporate Bond ETF

Guggenheim BulletShares 2027 Corporate Bond ETF

Guggenheim Defensive Equity ETF

Guggenheim U.S. Large Cap Optimized Volatility ETF Guggenheim Ultra Short Duration ETF

Guggenheim Total Return Bond ETF

	Each Fund may not issue senior securities, except as permitted under the 1940 Act.	Each Fund may not issue senior securities, except as permitted under the 1940 Act.	No material differences.

Guggenheim S&P Global Dividend Opportunities Index ETF

Guggenheim Canadian Energy Income ETF

Guggenheim China Real Estate ETF

Guggenheim China Small Cap ETF

Guggenheim International Multi-Asset Income ETF

Guggenheim Frontier Markets ETF

Guggenheim Shipping ETF

Guggenheim MSCI Global Timber ETF

Guggenheim China All-Cap ETF

Guggenheim China Technology ETF

Claymore Fund	Claymore Fund’s Fundamental Senior Securities Restriction	Corresponding PowerShares Fund’s Fundamental Senior Securities Restriction	Material Differences

Guggenheim Solar ETF

Guggenheim S&P Global Water Index ETF

Guggenheim S&P High Income Infrastructure ETF

Guggenheim BRIC ETF

Guggenheim Dow Jones Industrial Average Dividend ETF

Guggenheim Insider Sentiment ETF

Guggenheim Mid-Cap Core ETF

Guggenheim Multi-Asset Income ETF

Guggenheim Raymond James SB-1 Equity ETF

Guggenheim S&P Spin-Off ETF

Wilshire Micro-Cap ETF

Wilshire US REIT ETF

APPENDIX G – COMPARISON OF STATE LAWS

Each Claymore Trust and the PowerShares Self-Indexed Trust and PowerShares Actively Managed Trust are Delaware statutory trusts. PowerShares Trust I and PowerShares Trust II are Massachusetts business trusts. The laws governing Delaware statutory trusts and Massachusetts business trusts have similar effect, but they differ in certain respects. Both the Delaware Statutory Trust Act (the “DE Statute”) and Massachusetts business trust law (the “MA Statute”) permit a trust’s governing instrument to contain provisions relating to shareholder rights and removal of trustees, and provide trusts with the ability to amend or restate the trust’s governing instruments. However, the MA Statute is silent on many of the salient features of a Massachusetts business trust (a “MA Trust”) whereas the DE Statute provides guidance and offers a significant amount of operational flexibility to Delaware statutory trusts (a “DE Trust”). The DE Statute provides explicitly that the shareholders and trustees of a DE Trust are not liable for obligations of the trust to the same extent as under corporate law, while under the MA Statute, shareholders and trustees could potentially be liable for trust obligations. The DE Statute authorizes the trustees to take various actions without requiring shareholder approval if permitted by a Fund’s governing instruments. For example, trustees may have the power to amend the Delaware trust instrument, merge or consolidate a Fund with another entity, and to change the Delaware trust’s domicile, in each case without a shareholder vote.

The following is a discussion of only certain material differences between the DE Statute and MA Statute, as applicable, and is not a complete description of them. Further information about each Fund’s current trust structure is contained in such Fund’s organizational documents and in relevant state law.

	Delaware Statutory Trust	Massachusetts Business Trust
Governing Documents/ Governing Body	A DE Trust is formed by the filing of a certificate of trust with the Delaware Secretary of State. A DE Trust is an unincorporated association organized under the DE Statute whose operations are governed by its governing document (which may consist of one or more documents). Its business and affairs are managed by or under the direction of one or more trustees. As described in this chart, DE Trusts are granted a significant amount of organizational and operational flexibility. Delaware law makes it easy to obtain needed shareholder approvals, and also permits the management of a DE Trust to take various actions without being required to make state filings or obtain shareholder approval.

A MA Trust is created by the trustees’ execution of a written declaration of trust. A MA Trust is required to file the declaration of trust with the Secretary of the Commonwealth of Massachusetts and with the clerk of every city or town in Massachusetts where the trust has a usual place of business. A MA Trust is a voluntary association with transferable shares of beneficial interests, organized under the MA Statute. A MA Trust is considered to be a hybrid, having characteristics of both corporations and common law trusts. A MA Trust’s operations are governed by a trust document and bylaws. The business and affairs of a MA Trust are managed by or under the direction of a board of trustees.

MA Trusts are also granted a significant amount of organizational and operational flexibility. The MA Statute is silent on most of the salient features of MA Trusts, thereby allowing trustees to freely structure the MA Trust. The MA Statute does not specify what information must be contained in the declaration of trust, nor does it require a registered officer or agent for service of process.

Ownership Shares of Interest	Under both the DE Statute and the MA Statute, the ownership interests in a DE Trust and MA Trust are denominated as “beneficial interests” and are held by “beneficial owners.”

	Delaware Statutory Trust	Massachusetts Business Trust
Series and Classes	Under the DE Statute, the governing document may provide for classes, groups or series of shares, having such relative rights, powers and duties as shareholders set forth in the governing document. Such classes, groups or series may be described in a DE Trust’s governing document or in resolutions adopted by its trustees.	The MA Statute is silent as to any requirements for the creation of such series or classes.

Shareholder Voting Rights	Under the DE Statute, the governing document may set forth any provision relating to trustee and shareholder voting rights, including the withholding of such rights from certain trustees or shareholders. If voting rights are granted, the governing document may contain any provision relating to the exercise of voting rights. No state filing is necessary and, unless required by the governing document, shareholder approval is not needed.	There is no provision in the MA Statute addressing voting by the shareholders of a MA Trust.

Quorum	Under the DE Statute, the governing document may set forth any provision relating to quorum requirements at meetings of shareholders.	There is no provision in the MA Statute addressing quorum requirements at meetings of shareholders of a MA Trust.

Shareholder Meetings	Neither the DE Statute nor the MA Statute mandates an annual shareholders’ meeting.

Organization of Meetings	Neither the DE Statute nor the MA Statute contains provisions relating to the organization of shareholder meetings.

Record Date	Under the DE Statute, the governing document may provide for record dates.	There is no record date provision in the MA Statute.

Qualification and Election of Trustees	Under the DE Statute, the governing documents may set forth the manner in which trustees are elected and qualified.	The MA Statute does not contain provisions relating to the election and qualification of trustees of a MA Trust.

Removal of Trustees	Under the DE Statute, the governing documents of a DE Trust may contain any provision relating to the removal of trustees; provided, however, that there shall at all times be at least one trustee of a DE Trust.	The MA Statute does not contain provisions relating to the removal of trustees.

Restrictions on Transfer	Neither the DE Statute nor the MA Statute contain provisions relating to the ability of a DE Trust or MA Trust, as applicable, to restrict transfers of beneficial interests.

Preemptive Rights and Redemption of Shares	Under each of the DE Statute and the MA Statute, a governing document may contain any provision relating to the rights, duties and obligations of the shareholders.

Liquidation Upon Dissolution or Termination Events	Under the DE Statute, a DE Trust that has dissolved shall first pay or make reasonable provision to pay all known claims and obligations, including those that are contingent, conditional and unmatured, and all known claims and obligations for which the claimant is unknown. Any remaining assets shall be distributed to the shareholders or as otherwise provided in the governing document.	The MA Statute has no provisions pertaining to the liquidation of a MA Trust.

	Delaware Statutory Trust	Massachusetts Business Trust
Shareholder Liability	Under the DE Statute, except to the extent otherwise provided in the governing document of a DE Trust, shareholders of a DE Trust are entitled to the same limitation of personal liability extended to shareholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware.	The MA Statute does not include an express provision relating to the limitation of liability of the shareholders of a MA Trust. The shareholders of a MA Trust could potentially be held personally liable for the obligations of the trust, notwithstanding an express provision in the governing document stating that the shareholders are not personally liable in connection with trust property or the acts, obligations or affairs of the MA Trust.

Trustee/Director Liability	Subject to the provisions in the governing document, the DE Statute provides that a trustee or any other person managing the DE Trust, when acting in such capacity, will not be personally liable to any person other than the DE Trust or a shareholder of the DE Trust for any act, omission or obligation of the DE Trust or any trustee. To the extent that at law or in equity a trustee has duties (including fiduciary duties) and liabilities to the DE Trust and its shareholders, such duties and liabilities may be expanded or restricted by the governing document.	The MA Statute does not include an express provision limiting the liability of the trustee of a MA Trust. The trustees of a MA Trust could potentially be held personally liable for the obligations of the trust.

Indemnification	Subject to such standards and restrictions as may be contained in the governing document of a DE Trust, the DE Statute authorizes a DE Trust to indemnify and hold harmless any trustee, shareholder or other person from and against any and all claims and demands.	The MA Statute is silent as to the indemnification of trustees, officers and shareholders.

Insurance	Neither the DE Statute nor the MA Statute contain provisions regarding insurance.

Shareholder Right of Inspection	Under the DE Statute, except to the extent otherwise provided in the governing document of a DE Trust and subject to reasonable standards established by the trustees, each shareholder has the right, upon reasonable demand for any purpose reasonably related to the shareholder’s interest as a shareholder, to obtain from the DE Trust certain information regarding the governance and affairs of the DE Trust, including a current list of the name and last known address of each beneficial owner and trustee. In addition, the DE Statute permits the trustees of a DE Trust to keep confidential from shareholders for such period of time as deemed reasonable any information that the trustees in good faith believe would not be in the best interest of the DE Trust to disclose or that could damage the DE Trust or that the DE Trust is required by law or by agreement with a third party to keep confidential.	There is no provision in the MA Statute relating to shareholder inspection rights.

	Delaware Statutory Trust	Massachusetts Business Trust
Derivative Actions	Under the DE Statute, a shareholder may bring a derivative action if trustees with authority to do so have refused to bring the action or if a demand upon the trustees to bring the action is not likely to succeed. A shareholder may bring a derivative action only if the shareholder is a shareholder at the time the action is brought and: (a) was a shareholder at the time of the transaction complained about or (b) acquired the status of shareholder by operation of law or pursuant to the governing document from a person who was a shareholder at the time of the transaction. A shareholder’s right to bring a derivative action may be subject to such additional standards and restrictions, if any, as are set forth in the governing document.	There is no provision under the MA Statute regarding derivative actions.

Arbitration of Claims	The DE Statute provides flexibility as to providing for arbitration pursuant to the governing documents of a DE Trust.	There is no provision under the MA Statute regarding arbitration.

Amendments to Governing Documents	The DE Statute provides broad flexibility as to the manner of amending and/or restating the governing document of a DE Trust. Amendments to the declaration that do not change the information in the DE Trust’s certificate of trust are not required to be filed with the Delaware Secretary of State.	The MA Statute provides broad flexibility as to the manner of amending and/or restating the governing document of a MA Trust. The MA Statute provides that the trustees shall, within thirty days after the adoption of any amendment to the declaration of trust, file a copy with the Secretary of the Commonwealth of Massachusetts and with the clerk of every city or town in Massachusetts where the trust has a usual place of business.

APPENDIX H – OWNERSHIP OF THE CLAYMORE FUNDS

As of [the Record Date], the following persons were the only persons who were record owners (or to the knowledge of any Fund, beneficial owners) of 5%* or more of the shares of each Claymore Fund. The ownership information presented below is based on securities position listing reports as of [the Record Date]. The Funds do not have any knowledge of who are the ultimate beneficiaries of the shares.

Fund	Name and Address of Shareholder	Number of Outstanding Shares Owned	Percentage of Fund Owned
Guggenheim BRIC ETF
Guggenheim Dow Jones Industrial Average Dividend ETF
Guggenheim Insider Sentiment ETF
Guggenheim Mid-Cap Core ETF
Guggenheim Multi-Asset Income ETF
Guggenheim Raymond James SB-1 Equity ETF
Guggenheim S&P Spin-Off ETF
Wilshire Micro-Cap ETF
Wilshire US REIT ETF
Guggenheim S&P Global Dividend Opportunities Index ETF
Guggenheim BulletShares 2018 Corporate Bond ETF
Guggenheim BulletShares 2018 High Yield Corporate Bond ETF
Guggenheim BulletShares 2019 Corporate Bond ETF
Guggenheim BulletShares 2019 High Yield Corporate Bond ETF
Guggenheim BulletShares 2020 Corporate Bond ETF
Guggenheim BulletShares 2020 High Yield Corporate Bond ETF
Guggenheim BulletShares 2021 Corporate Bond ETF
Guggenheim BulletShares 2021 High Yield Corporate Bond ETF
Guggenheim BulletShares 2022 Corporate Bond ETF
Guggenheim BulletShares 2022 High Yield Corporate Bond ETF
Guggenheim BulletShares 2023 Corporate Bond ETF
Guggenheim BulletShares 2023 High Yield Corporate Bond ETF
Guggenheim BulletShares 2024 Corporate Bond ETF
Guggenheim BulletShares 2024 High Yield Corporate Bond ETF
Guggenheim BulletShares 2025 Corporate Bond ETF
Guggenheim BulletShares 2025 High Yield Corporate Bond ETF
Guggenheim BulletShares 2026 Corporate Bond ETF
Guggenheim BulletShares 2027 Corporate Bond ETF
Guggenheim Defensive Equity ETF
Guggenheim Ultra Short Duration ETF

H-1

Fund	Name and Address of Shareholder	Number of Outstanding Shares Owned	Percentage of Fund Owned
Guggenheim Canadian Energy Income ETF
Guggenheim China All-Cap ETF
Guggenheim China Real Estate ETF
Guggenheim China Small Cap ETF
Guggenheim China Technology ETF
Guggenheim Frontier Markets ETF
Guggenheim International Multi-Asset Income ETF
Guggenheim MSCI Global Timber ETF
Guggenheim Shipping ETF
Guggenheim S&P Global Water Index ETF
Guggenheim S&P High Income Infrastructure ETF
Guggenheim Solar ETF
Guggenheim U.S. Large Cap Optimized Volatility ETF
Guggenheim Total Return Bond ETF

*	A party holding in excess of 25% of the outstanding voting securities of a Fund is presumed to be a “control person” (as defined in the 1940 Act) of such Fund, based on the substantial ownership interest held and the party’s resultant ability to influence voting on certain matters submitted for shareholder consideration.

H-2

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES, AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

SUBJECT TO COMPLETION, DATED NOVEMBER 21, 2017

POWERSHARES EXCHANGE-TRADED FUND TRUST

POWERSHARES EXCHANGE-TRADED FUND TRUST II

POWERSHARES EXCHANGE-TRADED SELF-INDEXED FUND TRUST

POWERSHARES ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST

3500 Lacey Road, Suite 700

Downers Grove, Illinois 60515

(800) 983-0903

STATEMENT OF ADDITIONAL INFORMATION

Dated [                     ]

This Statement of Additional Information (the “SAI”), which is not a prospectus, supplements and should be read in conjunction with the Combined Proxy Statement and Prospectus dated [                    ] (the “Proxy Statement/Prospectus”) relating to the proposed reorganization of each series identified below under the heading “Claymore Funds” (each, a “Claymore Fund,” and collectively, the “Claymore Funds”) into a corresponding, newly formed series identified below under the heading “PowerShares Funds” (each, a “PowerShares Fund,” and collectively, the “PowerShares Funds”).

CLAYMORE FUNDS	POWERSHARES FUNDS	TICKER SYMBOL
Guggenheim BRIC ETF	PowerShares BRIC Portfolio	EEB
Guggenheim Dow Jones Industrial Average Dividend ETF	PowerShares Dow Jones Industrial Average Dividend Portfolio	DJD
Guggenheim Insider Sentiment ETF	PowerShares Insider Sentiment Portfolio	NFO
Guggenheim Mid-Cap Core ETF	PowerShares Zacks Mid-Cap Portfolio	CZA
Guggenheim Multi-Asset Income ETF	PowerShares Zacks Multi-Asset Income Portfolio	CVY
Guggenheim Raymond James SB-1 Equity ETF	PowerShares Raymond James SB-1 Equity Portfolio	RYJ
Guggenheim S&P Spin-Off ETF	PowerShares S&P Spin-Off Portfolio	CSD
Wilshire Micro-Cap ETF	PowerShares Wilshire Micro-Cap Portfolio	WMCR
Wilshire US REIT ETF	PowerShares Wilshire US REIT Portfolio	WREI
Guggenheim S&P Global Dividend Opportunities Index ETF	PowerShares S&P Global Dividend Opportunities Index Portfolio	LVL
Guggenheim BulletShares 2018 Corporate Bond ETF	PowerShares BulletShares 2018 Corporate Bond Portfolio	BSCI
Guggenheim BulletShares 2018 High Yield Corporate Bond ETF	PowerShares BulletShares 2018 High Yield Corporate Bond Portfolio	BSJI
Guggenheim BulletShares 2019 Corporate Bond ETF	PowerShares BulletShares 2019 Corporate Bond Portfolio	BSCJ
Guggenheim BulletShares 2019 High Yield Corporate Bond ETF	PowerShares BulletShares 2019 High Yield Corporate Bond Portfolio	BSJJ

CLAYMORE FUNDS	POWERSHARES FUNDS	TICKER SYMBOL
Guggenheim BulletShares 2020 Corporate Bond ETF	PowerShares BulletShares 2020 Corporate Bond Portfolio	BSCK
Guggenheim BulletShares 2020 High Yield Corporate Bond ETF	PowerShares BulletShares 2020 High Yield Corporate Bond Portfolio	BSJK
Guggenheim BulletShares 2021 Corporate Bond ETF	PowerShares BulletShares 2021 Corporate Bond Portfolio	BSCL
Guggenheim BulletShares 2021 High Yield Corporate Bond ETF	PowerShares BulletShares 2021 High Yield Corporate Bond Portfolio	BSJL
Guggenheim BulletShares 2022 Corporate Bond ETF	PowerShares BulletShares 2022 Corporate Bond Portfolio	BSCM
Guggenheim BulletShares 2022 High Yield Corporate Bond ETF	PowerShares BulletShares 2022 High Yield Corporate Bond Portfolio	BSJM
Guggenheim BulletShares 2023 Corporate Bond ETF	PowerShares BulletShares 2023 Corporate Bond Portfolio	BSCN
Guggenheim BulletShares 2023 High Yield Corporate Bond ETF	PowerShares BulletShares 2023 High Yield Corporate Bond Portfolio	BSJN
Guggenheim BulletShares 2024 Corporate Bond ETF	PowerShares BulletShares 2024 Corporate Bond Portfolio	BSCO
Guggenheim BulletShares 2024 High Yield Corporate Bond ETF	PowerShares BulletShares 2024 High Yield Corporate Bond Portfolio	BSJO
Guggenheim BulletShares 2025 Corporate Bond ETF	PowerShares BulletShares 2025 Corporate Bond Portfolio	BSCP
Guggenheim BulletShares 2025 High Yield Corporate Bond ETF	PowerShares BulletShares 2025 High Yield Corporate Bond Portfolio	BSJP
Guggenheim BulletShares 2026 Corporate Bond ETF	PowerShares BulletShares 2026 Corporate Bond Portfolio	BSCQ
Guggenheim BulletShares 2027 Corporate Bond ETF	PowerShares BulletShares 2027 Corporate Bond Portfolio	BSCR
Guggenheim Defensive Equity ETF	PowerShares Defensive Equity Portfolio	DEF
Guggenheim Ultra Short Duration ETF	PowerShares Ultra Short Duration Portfolio	GSY
Guggenheim Canadian Energy Income ETF	PowerShares Canadian Energy Income Portfolio	ENY
Guggenheim China All-Cap ETF	PowerShares China All-Cap Portfolio	YAO
Guggenheim China Real Estate ETF	PowerShares China Real Estate Portfolio	TAO
Guggenheim China Small Cap ETF	PowerShares China Small Cap Portfolio	HAO
Guggenheim China Technology ETF	PowerShares China Technology Portfolio	CQQQ
Guggenheim Frontier Markets ETF	PowerShares Frontier Markets Portfolio	FRN
Guggenheim International Multi-Asset Income ETF	PowerShares Zacks International Multi-Asset Income Portfolio	HGI
Guggenheim MSCI Global Timber ETF	PowerShares MSCI Global Timber Portfolio	CUT
Guggenheim Shipping ETF	PowerShares Shipping Portfolio	SEA
Guggenheim S&P Global Water Index ETF	PowerShares S&P Global Water Index Portfolio	CGW
Guggenheim S&P High Income Infrastructure ETF	PowerShares S&P High Income Infrastructure Portfolio	GHII
Guggenheim Solar ETF	PowerShares Solar Portfolio	TAN
Guggenheim U.S. Large Cap Optimized Volatility ETF	PowerShares U.S. Large Cap Optimized Volatility Portfolio	OVLC
Guggenheim Total Return Bond ETF	PowerShares Total Return Bond Portfolio	GTO

This SAI and the related Proxy Statement/Prospectus are provided for use in connection with the joint special meeting of shareholders of the Claymore Funds will be held at the offices of the Claymore Funds, at 227 West Monroe Street, Chicago, Illinois 60606 on February 16, 2018, at 1:00 p.m., Central time (together with any postponements or adjournments thereof, the “Meeting”). At the Meeting, shareholders of each Claymore Fund will be asked to approve an Agreement and Plan of Reorganization that provides the reorganization of such Claymore

2

Fund into the corresponding PowerShares Fund, as described in the Proxy Statement/Prospectus (each, a “Reorganization,” and collectively, the “Reorganizations”).

Shares of Claymore Funds are listed, and shares of the corresponding PowerShares Funds following the Reorganizations will be listed, on NYSE Arca, Inc. under the ticker symbols above (which are not expected to change following the Reorganizations).

Each Claymore Fund is a series of Claymore Exchange-Traded Fund Trust (“Claymore Trust 1”) or Claymore Exchange-Traded Fund Trust 2 (“Claymore Trust 2”), as identified on Appendix A of the Proxy Statement/Prospectus. Claymore Trust 1 and Claymore Trust 2 are each referred to in this SAI individually as a “Claymore Trust,” and collectively as the “Claymore Trusts.”

Each PowerShares Fund is a series of PowerShares Exchange-Traded Fund Trust (“PowerShares Trust I”), PowerShares Exchange-Traded Fund Trust II (“PowerShares Trust II”), PowerShares Exchange-Traded Self-Indexed Fund Trust (“PowerShares Self-Indexed Trust”), or PowerShares Actively Managed Exchange-Traded Fund Trust (“PowerShares Actively Managed Trust”), as identified on Appendix A of the Proxy Statement/Prospectus. PowerShares Trust I, PowerShares Trust II, PowerShares Self-Indexed Trust and PowerShares Actively Managed Trust are each referred to in this SAI individually as a “PowerShares Trust,” and collectively as the “PowerShares Trusts.”

This SAI contains information which may be of interest to shareholders but which is not included in the Proxy Statement/Prospectus. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus. The Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission (“SEC”) and is available upon request and without charge by writing to or calling the PowerShares Trust at the address or telephone number set forth above.

INFORMATION INCORPORATED BY REFERENCE

This SAI incorporates by reference the following documents, each of which was filed electronically with the SEC:

•	The Prospectus and Statement of Additional Information for Guggenheim Canadian Energy Income ETF, Guggenheim China Real Estate ETF, Guggenheim China Small Cap ETF, Guggenheim Frontier Markets ETF, Guggenheim International Multi-Asset Income ETF, Guggenheim Shipping ETF and Guggenheim MSCI Global Timber ETF, dated September 28, 2017 (SEC Accession No. 0001628280-17-009509), as supplemented to date.

•	The Prospectus and Statement of Additional Information for the Guggenheim Ultra Short Duration ETF, Guggenheim BulletShares 2018 Corporate Bond ETF, Guggenheim BulletShares 2019 Corporate Bond ETF, Guggenheim BulletShares 2020 Corporate Bond ETF, Guggenheim BulletShares 2021 Corporate Bond ETF, Guggenheim BulletShares 2022 Corporate Bond ETF, Guggenheim BulletShares 2023 Corporate Bond ETF, Guggenheim BulletShares 2024 Corporate Bond ETF, Guggenheim BulletShares 2025 Corporate Bond ETF, Guggenheim BulletShares 2026 Corporate Bond ETF, Guggenheim BulletShares 2018 High Yield Corporate Bond ETF, Guggenheim BulletShares 2019 High Yield Corporate Bond ETF, Guggenheim BulletShares 2020 High Yield Corporate Bond ETF, Guggenheim BulletShares 2021 High Yield Corporate Bond ETF, Guggenheim BulletShares 2022 High Yield Corporate Bond ETF, Guggenheim BulletShares 2023 High Yield Corporate Bond ETF, Guggenheim BulletShares 2024 High Yield Corporate Bond ETF and Guggenheim S&P Global Dividend Opportunities Index ETF, dated September 28, 2017 (SEC Accession No. 0001628280-17-009507), as supplemented to date.

•	The Prospectus and Statement of Additional Information for the Guggenheim BulletShares 2025 High Yield Corporate Bond ETF, dated September 27, 2017 (SEC Accession No. 0001628280-17-009455), as supplemented to date.

•	The Prospectus and Statement of Additional Information for the Guggenheim BulletShares 2027 Corporate Bond ETF, dated September 27, 2017 (SEC Accession No. 0001628280-17-009453), as supplemented to date.

•	The Prospectus and Statement of Additional Information for the Guggenheim BRIC ETF, Guggenheim Defensive Equity ETF, Guggenheim Dow Jones Industrial Average Dividend ETF, Guggenheim Insider

3

Sentiment ETF, Guggenheim Mid-Cap Core ETF, Guggenheim Multi-Asset Income ETF, Guggenheim Raymond James SB-1 Equity ETF, Guggenheim S&P Spin-Off ETF, Wilshire Micro-Cap ETF and Wilshire US REIT ETF, dated December 29, 2016 (SEC Accession No. 0001628280-16-022160), as supplemented to date.

•	The Prospectus and Statement of Additional Information for the Guggenheim China All-Cap ETF, Guggenheim China Technology ETF, Guggenheim Solar ETF, Guggenheim S&P Global Water Index ETF, Guggenheim S&P High Income Infrastructure ETF, Guggenheim Total Return Bond ETF, and Guggenheim U.S. Large Cap Optimized Volatility ETF dated December 29, 2016 (SEC Accession No. 0001628280-16-022162), as supplemented to date.

•	The audited financial statements and related report of the independent public accounting firm included in the Annual Report for the Guggenheim BulletShares 2018 Corporate Bond ETF, Guggenheim BulletShares 2019 Corporate Bond ETF, Guggenheim BulletShares 2020 Corporate Bond ETF, Guggenheim BulletShares 2021 Corporate Bond ETF, Guggenheim BulletShares 2022 Corporate Bond ETF, Guggenheim BulletShares 2023 Corporate Bond ETF, Guggenheim BulletShares 2024 Corporate Bond ETF, Guggenheim BulletShares 2025 Corporate Bond ETF, Guggenheim BulletShares 2026 Corporate Bond ETF, Guggenheim BulletShares 2018 High Yield Corporate Bond ETF, Guggenheim BulletShares 2019 High Yield Corporate Bond ETF, Guggenheim BulletShares 2020 High Yield Corporate Bond ETF, Guggenheim BulletShares 2021 High Yield Corporate Bond ETF, Guggenheim BulletShares 2022 High Yield Corporate Bond ETF, Guggenheim BulletShares 2023 High Yield Corporate Bond ETF, Guggenheim BulletShares 2024 High Yield Corporate Bond ETF, Guggenheim Ultra Short Duration ETF and Guggenheim S&P Global Dividend Opportunities Index ETF for the fiscal year ended May 31, 2017 (SEC Accession No. 0000891804-17-000583).

•	The audited financial statements and related report of the independent public accounting firm included in the Annual Report for the Guggenheim Canadian Energy Income ETF, Guggenheim China Real Estate ETF, Guggenheim China Small Cap ETF, Guggenheim Frontier Markets ETF, Guggenheim International Multi-Asset Income ETF, Guggenheim MSCI Global Timber ETF and Guggenheim Shipping ETF for the fiscal year ended May 31, 2017 (SEC Accession No. 0000891804-17-000582).

•	The audited financial statements and related report of the independent public accounting firm included in the Annual Report for the Guggenheim BRIC ETF, Guggenheim Defensive Equity ETF, Guggenheim Dow Jones Industrial Average Dividend ETF, Guggenheim Insider Sentiment ETF, Guggenheim Mid-Cap Core ETF, Guggenheim Multi-Asset Income ETF, Guggenheim Raymond James SB-1 Equity ETF, Guggenheim S&P Spin-Off ETF, Wilshire Micro-Cap ETF and Wilshire US REIT ETF for the fiscal year ended August 31, 2017 (SEC Accession No. 0000891804-17-000693).

•	The audited financial statements and related report of the independent public accounting firm included in the Annual Report for the Guggenheim China All-Cap ETF, Guggenheim China Technology ETF, Guggenheim Solar ETF, Guggenheim S&P Global Water Index ETF, Guggenheim S&P High Income Infrastructure ETF, Guggenheim Total Return Bond ETF and Guggenheim U.S. Large Cap Optimized Volatility ETF for the fiscal year ended August 31, 2017 (SEC Accession No. 0000891804-17-000694).

You may obtain a copy of each of the documents of the Claymore Funds described above, without charge, by calling 800-820-0888 or 301-296-5100, visiting the Guggenheim Investments website at www.guggenheiminvestments.com, or writing to Claymore Trust 1 or Claymore Trust 2, at 227 West Monroe Street, Chicago, Illinois 60606.

The PowerShares Funds do not have any financial statements or annual or semi-annual reports at this time because they have not yet commenced operations as of the date of this SAI.

PRO FORMA FINANCIAL STATEMENTS

Pro forma financial statements are not presented for the reorganization of each Claymore Fund into the corresponding PowerShares Fund because each PowerShares Fund is a newly created shell series of a PowerShares Trust with no assets or liabilities that will commence operations upon consummation of the respective Reorganization and continue the operations of the corresponding Claymore Fund. Each Claymore Fund shall be the accounting and performance survivor in the Reorganization, with the result that the corresponding PowerShares Fund, as the corporate survivor in the Reorganization, shall adopt the accounting and performance history of the Claymore Fund.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

Ernst & Young LLP, 1775 Tysons Blvd., Tysons, Virginia 22102, serves as the Claymore Funds’ independent registered public accounting firm. It audits the Claymore Funds’ financial statements and performs other audit-related and tax services. The Claymore Funds’ audited financial statements appearing in the Claymore Funds’ respective Annual Reports referenced above under “Information Incorporated by Reference” are incorporated into this SAI by reference.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the PowerShares Funds’ independent registered public accounting firm. PwC has been retained to audit the PowerShares Funds’ annual financial statements and performs other related audit services.

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For purposes of the remainder of this SAI, unless otherwise specified, the terms “Fund” or “Funds” shall refer to a “PowerShares Fund” or the “PowerShares Funds,” respectively, and the terms “Trust” or “Trusts” shall refer to a “PowerShares Trust” or the “PowerShares Trusts,” respectively.

GENERAL INFORMATION

PowerShares Trust I was organized as a Massachusetts business trust on June 9, 2000. PowerShares Trust II was organized as a Massachusetts business trust on October 10, 2006. PowerShares Self-Indexed Trust was organized as a Delaware statutory trust on October 13, 2015. PowerShares Actively Managed Trust was organized as a Delaware statutory trust on November 6, 2007. Each Trust is authorized to have multiple series or portfolios. Each Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

This SAI relates to all of the PowerShares Funds listed on the front cover page. Each Fund is “non-diversified,” and as such, the Fund’s investments are not required to meet certain diversification requirements under the 1940 Act. The shares of the Funds are referred to herein as “Shares.”

The investment objective of each Fund, except the PowerShares Total Return Bond Portfolio and PowerShares Ultra Short Duration Portfolio, is to seek investment results that correspond generally to the performance, before the Fund’s fees and expenses, of a specified underlying (each, an “Underlying Index.”) The investment objective of the PowerShares Total Return Bond Portfolio and PowerShares Ultra Short Duration Portfolio is to seek to maximize current income, consistent with preservation of capital and daily liquidity.

Each Fund’s investment objective is non-fundamental and may be changed without the consent of the holders of a majority of each Fund’s outstanding shares. Additional information concerning each Fund’s investment objective and principal investment strategies is contained in the Proxy Statement/Prospectus.

Invesco PowerShares Capital Management LLC (the “Adviser”), a wholly-owned subsidiary of Invesco Ltd., manages each Fund.

The Adviser has entered into an investment sub-advisory agreement with an affiliate to serve as investment sub-adviser to the PowerShares Total Return Bond Portfolio and PowerShares Ultra Short Duration Portfolio. The affiliated sub-adviser, Invesco Advisers, Inc. (“Invesco” or the “Sub-Adviser”), is an investment adviser registered under the Investment Advisers Act of 1940 (the “Advisers Act”). The Sub-Adviser is an indirect wholly-owned subsidiary of Invesco Ltd.

Each Fund issues and redeems Shares at net asset value (“NAV”) only in aggregations of Shares identified below (each a “Creation Unit” or a “Creation Unit Aggregation”).

FUND	CREATION UNIT SIZE
PowerShares BRIC Portfolio(1)	50,000
PowerShares Dow Jones Industrial Average Dividend Portfolio(1)	50,000
PowerShares Insider Sentiment Portfolio(1)	50,000
PowerShares Zacks Mid-Cap Portfolio(1)	50,000
PowerShares Zacks Multi-Asset Income Portfolio(1)	50,000
PowerShares Raymond James SB-1 Equity Portfolio(1)	50,000
PowerShares S&P Spin-Off Portfolio(1)	50,000
PowerShares Wilshire Micro-Cap Portfolio(1)	100,000
PowerShares Wilshire US REIT Portfolio(1)	50,000
PowerShares S&P Global Dividend Opportunities Index Portfolio(1)	80,000
PowerShares BulletShares 2018 Corporate Bond Portfolio(2)	150,000
PowerShares BulletShares 2018 High Yield Corporate Bond Portfolio(2)	100,000
PowerShares BulletShares 2019 Corporate Bond Portfolio(2)	150,000
PowerShares BulletShares 2019 High Yield Corporate Bond Portfolio(2)	100,000
PowerShares BulletShares 2020 Corporate Bond Portfolio(2)	150,000

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FUND	CREATION UNIT SIZE
PowerShares BulletShares 2020 High Yield Corporate Bond Portfolio(2)	100,000
PowerShares BulletShares 2021 Corporate Bond Portfolio(2)	150,000
PowerShares BulletShares 2021 High Yield Corporate Bond Portfolio(2)	100,000
PowerShares BulletShares 2022 Corporate Bond Portfolio(2)	150,000
PowerShares BulletShares 2022 High Yield Corporate Bond Portfolio(2)	100,000
PowerShares BulletShares 2023 Corporate Bond Portfolio(2)	150,000
PowerShares BulletShares 2023 High Yield Corporate Bond Portfolio(2)	100,000
PowerShares BulletShares 2024 Corporate Bond Portfolio(2)	150,000
PowerShares BulletShares 2024 High Yield Corporate Bond Portfolio(2)	100,000
PowerShares BulletShares 2025 Corporate Bond Portfolio(2)	150,000
PowerShares BulletShares 2025 High Yield Corporate Bond Portfolio(2)	100,000
PowerShares BulletShares 2026 Corporate Bond Portfolio(2)	150,000
PowerShares BulletShares 2027 Corporate Bond Portfolio(2)	150,000
PowerShares Defensive Equity Portfolio(3)	50,000
PowerShares Ultra Short Duration Portfolio(4)	100,000
PowerShares Canadian Energy Income Portfolio(1)	50,000
PowerShares China All-Cap Portfolio(1)	100,000
PowerShares China Real Estate Portfolio(1)	50,000
PowerShares China Small Cap Portfolio(1)	50,000
PowerShares China Technology Portfolio(1)	50,000
PowerShares Frontier Markets Portfolio(1)	50,000
PowerShares Zacks International Multi-Asset Income Portfolio(1)	100,000
PowerShares MSCI Global Timber Portfolio(1)	50,000
PowerShares Shipping Portfolio(1)	100,000
PowerShares S&P Global Water Index Portfolio(1)	80,000
PowerShares S&P High Income Infrastructure Portfolio(1)	50,000
PowerShares Solar Portfolio(1)	80,000
PowerShares U.S. Large Cap Optimized Volatility Portfolio(3)	50,000
PowerShares Total Return Bond Portfolio(5)	50,000

(1)	The Fund generally issues and redeems Creation Units principally in exchange for a basket of securities included in its Underlying Index (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”), plus certain transaction fees. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash.
(2)	The Fund generally issues and redeems Creation Units principally in exchange for a basket of component securities included in its Underlying Index (the “Deposit Securities”), and/or an amount of cash in lieu of some or all of the Deposit Securities, together with the deposit of a specified cash payment (the “Cash Component”), plus certain transaction fees. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. As the planned termination date of the Fund approaches, the Fund may elect to accept creation and redemption orders mostly or entirely in cash. As bonds held by the Fund begin to mature, creations and redemptions may be effected increasingly in cash.
(3)	The Fund generally issues and redeems Creation Units principally in exchange for a basket of component securities included in its Underlying Index (the “Deposit Securities”), and./or an amount of cash in lieu of some or all of the Deposit Securities, together with the deposit of a specified cash payment (the “Cash Component”), plus certain transaction fees. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash.
(4)	The Fund issues and redeems Creation Units partially in exchange for a basket of securities (the “Deposit Securities”) together with a specified cash payment (the “Cash Component”), and partially for cash calculated based on the NAV per Share, multiplied by the number of Shares representing a Creation Unit (“Deposit Cash”), plus certain transaction fees; however, the Fund also reserves the right to permit or require Creation Units to be issued and redeemed principally for Deposit Cash, or principally for the Deposit Securities and Cash Component.

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(5)	The Fund issues and redeems Creation Units principally for cash calculated based on the NAV per Share, multiplied by the number of Shares representing a Creation Unit (“Deposit Cash”), plus certain transaction fees; however, the Fund also reserves the right to permit or require Creation Units to be issued or redeemed in exchange for a basket of securities (the “Deposit Securities”) together with a specified cash payment (the “Cash Component”).

To the extent that a Fund issues or redeems Creation Units in exchange for Deposit Securities, it may issue Shares in advance of receipt of such Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. To offset the added brokerage and other transaction costs the Fund incurs with using cash to purchase the requisite Deposit Securities, during each instance of cash creations or redemptions, the Fund may impose transaction fees that generally are higher than the transaction fees associated with in-kind creations or redemptions. For more information, see the section below titled “Creation and Redemption of Creation Unit Aggregations.”

Each Fund is expected to be approved for listing, subject to notice of issuance, on NYSE Arca, Inc. (the “Exchange”). Shares will trade throughout the day on the Exchange at market prices that may be below, at, or above NAV. In the event of the liquidation of a Fund, the Trust may decrease the number of Shares in a Creation Unit.

EXCHANGE LISTING AND TRADING

There can be no assurance that a Fund, once listed, will continue to meet the requirements of the Exchange necessary to maintain the listing of its Shares. The Exchange may, but is not required to, remove the Shares from listing if: (i) following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of the Shares [for 30 or more consecutive trading days]; (ii) if applicable, the value of a Fund’s Underlying Index no longer is calculated or available; [(iii) the “intraday indicative value” (“IIV”) of the Fund is no longer calculated or available;] or (iv) such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on such Exchange inadvisable. The Exchange will remove the Shares from listing and trading upon termination of a Fund.

As in the case of other stocks traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund.

In order to provide additional information regarding the indicative value of Shares of the Funds, the Exchange or a market data vendor will disseminate every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means, an updated “intraday indicative value” (“IOPV” or “IIV”) for a Fund, as calculated by an information provider or market data vendor. The Trust is not involved in, or responsible for any aspect of, the calculation or dissemination of the IIVs and makes no representation or warranty as to the accuracy of the IIVs.

Shares of the Funds are not sponsored, endorsed, or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of Shares of the Funds or any member of the public, and the Exchange is not responsible for, nor has it participated in, the determination of the compilation or the calculation of an Underlying Index, as applicable, nor in the determination of the timing of, prices of, or quantities of Shares of the Funds to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. The Exchange has no obligation or liability to owners of the Shares of the Funds in connection with the administration, marketing, or trading of the Shares of the Funds.

The Exchange does not guarantee the accuracy and/or the completeness of an Underlying Index or the data included therein. The Exchange makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Funds, owners of the Shares, or any other person or entity. The Exchange makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to an Underlying Index or the data included therein. Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

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INVESTMENT RESTRICTIONS

Each Fund has adopted as fundamental policies the investment restrictions numbered (1) through (7) below. Except as otherwise noted below, each Fund, as a fundamental policy, may not:

(1) Invest 25% or more of the value of its net assets in securities of issuers in any one industry or group of industries, except to the extent that the Underlying Index concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(2) Borrow money, except that the Fund may borrow money to the extent permitted by (i) the 1940 Act, (ii) the rules and regulations promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act.

(3) Act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”) in connection with the purchase and sale of portfolio securities.

(4) Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund’s investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such repurchase agreements or loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such repurchase agreements and loans would exceed 33  1/3% of the value of the Fund’s total assets.

(5) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(7) Issue senior securities, except as permitted under the 1940 Act.

Except for the restrictions regarding borrowing, issuing senior securities and making loans through repurchase agreements or lending securities, if a Fund adheres to a percentage restriction at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of the portfolio, will not constitute a violation of that restriction. With respect to those restrictions stated above, in the event that a Fund’s borrowings, repurchase agreements and loans of portfolio securities at any time exceed 33 1/3% of the value of such Fund’s total assets (including the amount borrowed and the collateral received) less the Fund’s liabilities (other than borrowings or loans) due to subsequent changes in the value of the Fund’s assets or otherwise, within three days (excluding Sundays and holidays), that Fund will take corrective action to reduce the amount of its borrowings, repurchase agreements and loans of portfolio securities to an extent that such borrowings, repurchase agreements and loans of portfolio securities will not exceed 33 1/3% of the value of such Fund’s total assets (including the amount borrowed and the collateral received) less the Fund’s liabilities (other than borrowings or loans).

The foregoing fundamental investment policies cannot be changed as to a Fund without approval by holders of a “majority of the Fund’s outstanding voting securities.” As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund’s Shares present at a meeting, if the holders of more than 50% of the Fund’s Shares are present or represented by proxy, or (ii) more than 50% of the Fund’s Shares, whichever is less.

In addition to the foregoing fundamental investment restrictions, each Fund also is subject to certain non-fundamental investment restrictions and policies, which may be changed by the Board without shareholder approval. The non-fundamental restrictions for the Claymore Funds are included in their statements of additional information. The non-fundamental restrictions for the Funds are set forth below. Each Fund may not:

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(1) Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

(2) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

(3) Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

(4) (For all PowerShares Funds except the PowerShares BulletShares Portfolios; PowerShares Ultra Short Duration Portfolio; PowerShares Total Return Bond Portfolio; PowerShares BRIC Portfolio; PowerShares Dow Jones Industrial Average Dividend Portfolio; PowerShares Insider Sentiment Portfolio; PowerShares Zacks Mid-Cap Portfolio; PowerShares Zacks Multi-Asset Income Portfolio; PowerShares Raymond James SB-1 Equity Portfolio; PowerShares S&P Spin-Off Portfolio; PowerShares Wilshire Micro-Cap Portfolio; PowerShares Wilshire US REIT Portfolio; PowerShares Defensive Equity Portfolio and PowerShares U.S. Large Cap Optimized Volatility Portfolio:) Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, although the Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act.

(5) (For the PowerShares Ultra Short Duration Portfolio; PowerShares Total Return Bond Portfolio; PowerShares BRIC Portfolio; PowerShares Dow Jones Industrial Average Dividend Portfolio; PowerShares Insider Sentiment Portfolio; PowerShares Zacks Mid-Cap Portfolio; PowerShares Zacks Multi-Asset Income Portfolio; PowerShares Raymond James SB-1 Equity Portfolio; PowerShares S&P Spin-Off Portfolio; PowerShares Wilshire Micro-Cap Portfolio; PowerShares Wilshire US REIT Portfolio; PowerShares Defensive Equity Portfolio and PowerShares U.S. Large Cap Optimized Volatility Portfolio:) Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

(6) (For the PowerShares BulletShares Portfolios:) Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, although the Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act if the Fund has knowledge that its Shares are purchased by another investment company investor in reliance on the provisions of Sections 12(d)(1)(F) or 12(d)(1)(G).

(7) Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund’s net assets would be invested in illiquid securities.

In accordance with the 1940 Act rules, the Funds have adopted the following policies, which are non-fundamental and may be changed by the Board without shareholder approval, upon 60 days’ prior written notice to shareholders:

•	Each Fund, except the PowerShares Ultra Short Duration Portfolio and PowerShares Total Return Bond Portfolio, has adopted a non-fundamental policy to invest in securities suggested by such Fund’s name (each, an “80% investment policy”). Each Fund with such a policy considers securities suggested by its name to be those securities that comprise its Underlying Index. Therefore, each such Fund anticipates meeting its 80% investment policy because it already is required to invest at least 80% or 90% of its total assets in securities that comprise its respective Underlying Index, in accordance with its principal investment strategies and the terms of the applicable Trust’s exemptive relief.

•	The PowerShares Ultra Short Duration Portfolio has adopted a policy to invest at least 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities and in ETFs and closed-end funds that invest substantially all of their assets in fixed income securities.

•

The PowerShares Total Return Bond Portfolio has adopted a policy to invest at least 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in fixed income instruments,

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which may be represented by certain derivative instruments, and also include ETFs and closed-end funds that invest substantially all of their assets in fixed income instruments (which may include ETFs and closed-end funds affiliated with the Fund).

INVESTMENT STRATEGIES AND RISKS

Investment Strategies

Each Fund, except the PowerShares Ultra Short Duration Portfolio and PowerShares Total Return Bond Portfolio, seeks to achieve its investment objective by investing primarily in securities that comprise its Underlying Index. Each such Fund (each, an “Index Fund,” and collectively, the “Index Funds”) operates as an index fund and will not be actively managed.

Each Index Fund, except the PowerShares Wilshire Micro-Cap Portfolio and the PowerShares BulletShares Portfolios, attempts to replicate, before fees and expenses, the performance of its Underlying Index by generally investing in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index, although such Fund may use sampling techniques for the purpose of complying with regulatory or investment restrictions or when sampling is deemed appropriate to track an Underlying Index. “Replication” refers to investing in substantially all of the securities in an Underlying Index in approximately the same proportions as in the Underlying Index.

The PowerShares Wilshire Micro-Cap Portfolio and the PowerShares BulletShares Portfolios generally use a “sampling” methodology to seek to achieve their respective investment objectives. A Fund using a sampling methodology may not be as well-correlated with the return of its Underlying Index as would be the case if the Fund purchased all of the securities in its Underlying Index in the proportions represented in the Underlying Index.

Unlike conventional ETFs, the PowerShares Ultra Short Duration Portfolio and PowerShares Total Return Bond Portfolio are “actively managed” and do not seek to replicate the performance of a specified index. The PowerShares Ultra Short Duration Portfolio and PowerShares Total Return Bond Portfolio seek to achieve their investment objectives by investing in securities included in their respective investment universes.

Additionally, during times of adverse market, economic, political or other conditions, the PowerShares Ultra Short Duration Portfolio and PowerShares Total Return Bond Portfolio may depart temporarily from their principal investment strategies (such as by maintaining a significant uninvested cash position) for defensive purposes. Doing so could help the PowerShares Ultra Short Duration Portfolio or PowerShares Total Return Bond Portfolio avoid losses, but may mean lost investment opportunities. During these periods, the PowerShares Ultra Short Duration Portfolio or PowerShares Total Return Bond Portfolio may not achieve its investment objective.

Investment Risks

A discussion of the principal risks associated with an investment in the Funds is contained in the Proxy Statement/Prospectus. The discussion below supplements, and should be read in conjunction with the Proxy Statement/Prospectus.

An investment in a Fund should be made with an understanding that the value of the Fund’s portfolio holdings may fluctuate in accordance with changes in the financial condition of an issuer of the portfolio securities, the value of securities in general and other factors that affect the market.

An investment in a Fund also should be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of the issuers may become impaired or that the general condition of the securities market may deteriorate (either of which may cause a decrease in the value of the portfolio holdings and thus in the value of Shares). Securities are susceptible to general securities market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of the companies issuing the securities change. These investor perceptions are based on various and unpredictable factors, including expectations

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regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

The Index Funds are not actively managed, and therefore the adverse financial condition of any one issuer will not result in the elimination of its securities from a Fund’s portfolio unless the respective index provider removes the securities from such Fund’s Underlying Index.

General Risk Factors. (All Funds)    The NAV of each Fund is expected to fluctuate, reflecting fluctuations in the market value of its portfolio positions. The value of fixed-income instruments held by a Fund, if applicable, generally fluctuates inversely with interest rate movements. In other words, bond prices generally fall as interest rates rise and generally rise as interest rates fall. Longer term bonds held by a Fund, if applicable, are subject to greater interest rate risk.

American Depositary Receipts (ADRs). (PowerShares S&P Global Dividend Opportunities Index Portfolio, PowerShares Canadian Energy Income Portfolio PowerShares China Real Estate Portfolio, PowerShares China Small Cap Portfolio, PowerShares Frontier Markets Portfolio, PowerShares Zacks International Multi-Asset Income Portfolio, PowerShares MSCI Global Timber Portfolio, PowerShares Shipping Portfolio)    Each of the Funds may purchase ADRs. ADRs are dollar-denominated receipts issued generally by U.S. banks and which represent the deposit with the bank of a foreign company’s securities. ADRs are publicly traded on exchanges or over-the-counter in the United States. Investors should consider carefully the substantial risks involved in investing in securities issued by companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. See “Foreign Investment Risks,” below. ADRs, European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) or other securities convertible into securities of issuers based in foreign countries are not necessarily denominated in the same currency as the securities into which they may be converted. In general, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs (also referred to as Continental Depositary Receipts (“CDRs”)), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are global receipts evidencing a similar arrangement. For purposes of the Funds’ investment policies, ADRs, EDRs and GDRs usually are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, EDR or GDR representing ownership of common stock will be treated as common stock.

Depositary receipts are issued through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the cost of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Bank Instruments. (PowerShares Ultra Short Duration Portfolio, PowerShares Total Return Bond Portfolio) The Fund may invest in certificates of deposit (“CDs”), time deposits and bankers’ acceptances from U.S. banks. A bankers’ acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. A CD is a negotiable interest-bearing instrument with a specific maturity. CDs are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. A time deposit is a nonnegotiable receipt issued by a bank in exchange for the deposit of funds. Like a CD, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

Bank Capital Securities. (PowerShares Total Return Bond Portfolio) The Fund may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of common and non-cumulative preferred stock. Tier II securities are commonly thought of as hybrids of debt and preferred stock, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date. Subject to certain regulatory requirements, both Tier I and Tier II securities may include trust preferred securities. As a general matter, trust preferred securities are being phased out as Tier I and Tier II capital of banking organizations unless they qualify for grandfather treatment.

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Bonds. (PowerShares BulletShares Portfolios, PowerShares Ultra Short Duration Portfolio, PowerShares Total Return Bond Portfolio) Each Fund invests in U.S. registered, dollar-denominated bonds. A bond is an interest-bearing security issued by a company, governmental unit or, in some cases, a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of “floating-rate” or “variable-rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. A Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

Borrowing. (PowerShares BulletShares Portfolios, PowerShares Ultra Short Duration Portfolio, PowerShares Total Return Bond Portfolio) Certain Funds have established a line of credit with certain banks from which they may borrow funds for temporary or emergency purposes. To the extent the Funds effect cash redemptions or partial cash redemptions, the Funds may use lines of credit to meet large or unexpected redemptions that would otherwise force the Funds to liquidate securities under circumstances which are unfavorable to the Funds’ remaining shareholders. The Funds may be required to pay fees to the banks to maintain the lines of credit, which increases the cost of borrowing over the stated interest rate.

Business Development Companies. (PowerShares BRIC Portfolio, PowerShares Dow Jones Industrial Average Dividend Portfolio, PowerShares Insider Sentiment Portfolio, PowerShares Zacks Mid-Cap Portfolio, PowerShares Zacks Multi-Asset Income Portfolio, PowerShares Raymond James SB-1 Equity Portfolio, PowerShares S&P Spin-Off Portfolio, PowerShares Wilshire Micro-Cap Portfolio, PowerShares Wilshire US REIT Portfolio, PowerShares Zacks International Multi-Asset Income Portfolio, PowerShares Defensive Equity Portfolio, PowerShares U.S. Large Cap Optimized Volatility Portfolio) Each Fund may invest in BDCs. The 1940 Act imposes certain restraints upon the operations of BDCs. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt investments that mature in one year or less. Generally, little public information exists for private and thinly traded companies and there is a risk that investors may not be able to make a fully informed investment decision. With investments in debt instruments, there is a risk that the issuer may default on its payments or declare bankruptcy. Additionally, a BDC may only incur indebtedness in amounts such that the BDC’s asset coverage equals at least 200% after such incurrence. These limitations on asset mix and leverage may prohibit the way that the BDC raises capital. BDCs generally invest in less mature private companies which involve greater risk than well-established publicly-traded companies.

Collateralized Debt Obligations (“CDOs”). (PowerShares Ultra Short Duration Portfolio, PowerShares Total Return Bond Portfolio) A CDO is an ABS whose underlying collateral is typically a portfolio of bonds, bank loans, commercial real estate, other structured finance securities and/or synthetic instruments. Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a collateralized bond obligation (“CBO”). Where the underlying collateral is a portfolio of bank loans, a CDO is referred to as a collateralized loan obligation (“CLO”). Investors in CDOs bear the credit risk of the underlying collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. CDOs are subject to the same risk of prepayment described with respect to certain mortgage-related and ABS below. The value of CDOs may be affected by changes in the market’s perception of the creditworthiness of the servicing agent for the pool or the originator.

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The Fund may invest in CLOs, which are another type of ABS. A CLO is a trust or other special purpose entity that is comprised of or collateralized by a pool of loans, including domestic and non-U.S. senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The loans generate cash flow that is allocated among one or more classes of securities (“tranches”) that vary in risk and yield. The most senior tranche has the best credit quality and the lowest yield compared to the other tranches. The equity tranche has the highest potential yield but also has the greatest risk, as it bears the bulk of defaults from the underlying loans and helps to protect the more senior tranches from risk of these defaults. However, despite the protection from the equity and other more junior tranches, more senior tranches can experience substantial losses due to actual defaults and decreased market value due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

Normally, CLOs are privately offered and sold and are not registered under state or federal securities laws. Therefore, investments in CLOs may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for CLOs allowing a CLO to qualify for transactions pursuant to Rule 144A under the 1933 Act. CLOs normally charge management fees and administrative expenses, which are in addition to those of the Fund.

The riskiness of investing in CLOs depends largely on the quality and type of the collateral loans and the tranche of the CLO in which the Fund invests. In addition to the normal risks associated with fixed-income securities (such as interest rate risk and credit risk), CLOs carry risks including, but are not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CLO tranches that are subordinate to other tranches; and (iv) the complex structure of the CLO may not be fully understood at the time of investment or may result in the quality of the underlying collateral not being fully understood and may produce disputes with the issuer or unexpected investment results. In addition, interest on certain tranches of a CLO may be paid in-kind (meaning that unpaid interest is effectively added to principal), which involves continued exposure to default risk with respect to such payments. Certain CLOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, but such enhancement may not always be present and may fail to protect the Fund against the risk of loss due to defaults on the collateral. Certain CLOs may not hold loans directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool of loans. Such CLOs entail the risks of derivative instruments.

Commercial Instruments. (PowerShares Ultra Short Duration Portfolio, PowerShares Total Return Bond Portfolio) The Fund may invest in commercial interests, including commercial paper, asset-backed commercial paper and other short-term corporate instruments. Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper may be traded in the secondary market after its issuance. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.

Commodity Exposure. (PowerShares Total Return Bond Portfolio) The Fund may gain exposure to commodities, which may include investments in ETFs and exchange-traded notes (“ETNs”). Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodities are subject to substantial price fluctuations over short periods of time and may be affected by unpredictable economic, political and environmental events. Factors that may significantly affect the prices of commodities include, but are not limited to: global supply and demand; domestic and international interest rates and investors’ expectations of interest rates; inflation rates and investors’ expectations of inflation rates; the investment and trading activities of commodity futures contracts; political, economic, or financial events, both globally and regionally. Investments in commodities entail the risk that the Fund may not qualify as a “regulated investment company” under the Code, and its income may become subject to federal income taxes, reducing returns to shareholders.

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ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs, it will bear their proportionate share of any fees and expenses borne by the ETN. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. ETNs are also subject to tax risk. The Internal Revenue Service (“IRS”) and Congress are considering proposals that would change the timing and character of income and gains from ETNs. There may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Convertible Securities. (PowerShares Ultra Short Duration Portfolio, PowerShares Total Return Bond Portfolio) The Fund may invest in convertible securities. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into a prescribed amount of common stock or other equity securities at a specified price and time. The holder of convertible securities is entitled to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is converted. The value of a convertible security depends on interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure. Convertible securities may be illiquid and may be required to convert at a time and at a price that is unfavorable to the Fund. To the extent that the Fund invests in convertible securities with credit ratings below investment grade, such securities may have a higher likelihood of default, although this may be somewhat offset by the convertibility feature.

Corporate Bonds. (PowerShares BulletShares Portfolios, PowerShares Ultra Short Duration Portfolio, PowerShares Total Return Bond Portfolio) Each Fund invests in corporate bonds. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Correlation and Tracking Error. (PowerShares BRIC Portfolio, PowerShares Dow Jones Industrial Average Dividend Portfolio, PowerShares Insider Sentiment Portfolio, PowerShares Zacks Mid-Cap Portfolio, PowerShares Zacks Multi-Asset Income Portfolio, PowerShares Raymond James SB-1 Equity Portfolio, PowerShares S&P Spin-Off Portfolio, PowerShares Wilshire Micro-Cap Portfolio, PowerShares Wilshire US REIT Portfolio) Correlation measures the degree of association between the returns of a Fund and its Underlying Index. Each Fund seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Underlying Index; a figure of 1.00 would indicate perfect correlation. Correlation is calculated at a Fund’s fiscal year-end by comparing the Fund’s average monthly total returns, before fees and expenses, to its Underlying Index’s average monthly total returns over the prior one-year period or since inception if the Fund has been in existence for less than one year. Another means of evaluating the degree of correlation between the returns of a Fund and its Underlying Index is to assess the “tracking error” between the two. Tracking error means the variation between a Fund’s annual return and the return of its Underlying Index, expressed in terms of standard deviation. Each Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period by taking the standard deviation of the difference in the Fund’s returns versus the Underlying Index’s returns.

An investment in each Fund also should be made with an understanding that the Fund will not be able to replicate exactly the performance of its Underlying Index, because the total return that the securities generate will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of its Underlying Index. Also, to the extent that a Fund were to issue and redeem Creation Units principally for cash, it will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units principally in-kind.

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In addition, the use of a representative sampling approach (which may arise for a number of reasons, including a large number of securities within an Underlying Index, or the limited assets of a Fund) may cause a Fund not to be as well correlated with the return of its Underlying Index as would be the case if the Fund purchased all of the securities in its Underlying Index in the proportions represented in such Underlying Index. It also is possible that, for short periods of time, a Fund may not fully replicate the performance of its Underlying Index due to the temporary unavailability of certain Underlying Index securities in the secondary market or due to other extraordinary circumstances. Such events are unlikely to continue for an extended period of time because each Fund is required to correct such imbalances by means of adjusting the composition of its portfolio holdings. It also is possible that the composition of a Fund may not replicate exactly the composition of its Underlying Index if the Fund has to adjust its portfolio holdings to continue to qualify as a “regulated investment company” (a “RIC”) under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

Credit-Linked Notes. (PowerShares Total Return Bond Portfolio) The Fund may invest in credit-linked notes, which is a type of structured note. The difference between a credit default swap and a credit-linked note is that the seller of a credit-linked note receives the principal payment from the buyer at the time the contract is originated. Through the purchase of a credit-linked note, the buyer assumes the risk of the reference asset and funds this exposure through the purchase of the note. The buyer takes on the exposure to the seller to the full amount of the funding it has provided. The seller has hedged its risk on the reference asset without acquiring any additional credit exposure. The Fund has the right to receive periodic interest payments from the issuer of the credit-linked note at an agreed-upon interest rate and a return of principal at the maturity date.

Credit-linked notes are subject to the credit risk of the corporate credits referenced by the note. If one of the underlying corporate credits defaults, the Fund may receive the security that has defaulted, and the Fund’s principal investment would be reduced by the difference between the original face value of the reference security and the current value of the defaulted security. Credit-linked notes are typically privately negotiated transactions between two or more parties. The Fund bears the risk that the issuer of the credit-linked note will default or become bankrupt. The Fund bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked note.

Currency Transactions. (PowerShares BRIC Portfolio, PowerShares Dow Jones Industrial Average Dividend Portfolio, PowerShares Insider Sentiment Portfolio, PowerShares Zacks Mid-Cap Portfolio, PowerShares Zacks Multi-Asset Income Portfolio, PowerShares Raymond James SB-1 Equity Portfolio, PowerShares S&P Spin-Off Portfolio, PowerShares Wilshire Micro-Cap Portfolio, PowerShares Wilshire US REIT Portfolio, PowerShares China All-Cap Portfolio, PowerShares China Technology Portfolio, PowerShares S&P Global Water Index Portfolio, PowerShares S&P High Income Infrastructure Portfolio, PowerShares Solar Portfolio, PowerShares U.S. Large Cap Optimized Volatility Portfolio)    No Fund expects to engage in currency transactions for the purpose of hedging against declines in the value of the Fund’s assets that are denominated in a foreign currency. A Fund may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with their distributions to shareholders, but may not enter into such contracts for speculative purposes.

A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If a Fund utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of a Fund’s return with the performance of its Underlying Index and

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may lower the Fund’s return. A Fund could experience losses if the value of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, each Fund could incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

Cyber Security and Operational Risk. (All Funds) With the increased use of technologies in the course of business, the Funds and their service providers have become potentially more susceptible to operational, information security and related risks resulting from cyber-attacks. Cyber-attacks are intentional actions and unintentional events that may cause operational disruptions and failures, including the theft or corruption of data maintained online or digitally, denial of service on websites, and the unauthorized release of confidential information. Successful cyber-attacks against, or cyber security breakdowns of, the Funds and/or third party service providers may adversely impact the Funds and their shareholders by, among other things, interfering with the processing of shareholder transactions, impacting the Funds’ ability to calculate its NAV, causing the release of private shareholder information or confidential Fund information, impeding trading, causing reputational damage, and subjecting the Funds to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance and cyber security risk management costs. Although the Funds and their service providers may have established business continuity plans and systems designed to reduce the risks or adverse effects associated with cyber-attacks, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause the Funds’ investment in such securities to lose value.

The Funds’ investments or their service providers may be negatively impacted due to operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. In particular, these errors or failures as well as other technological issues may adversely affect the Funds’ ability to calculate their NAVs in a timely manner, including over a potentially extended period. Although the Funds attempt to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Funds or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Funds and their shareholders could be negatively impacted as a result.

Delayed Delivery Transactions. (PowerShares Ultra Short Duration Portfolio, PowerShares Total Return Bond Portfolio) The Fund may use delayed delivery transactions as an investment technique. Delayed delivery transactions, also referred to as forward commitments, involve commitments by the Fund to dealers or issuers to acquire or sell securities at a specified future date beyond the customary settlement for such securities. These commitments may fix the payment price and interest rate to be received or paid on the investment. The Fund may purchase securities on a delayed delivery basis to the extent that it can anticipate having available cash on the settlement date. Delayed delivery agreements will not be used as a speculative or leverage technique.

Investment in securities on a delayed delivery basis may increase the Fund’s exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a delayed delivery commitment. Until the settlement date, the Fund will segregate liquid assets of a dollar value sufficient at all times to make payment for the delayed delivery transactions. Such segregated liquid assets will be marked-to-market daily, and the amount segregated will be increased if necessary to maintain adequate coverage of the delayed delivery commitments.

The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of the Fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of the Fund until settlement. The Fund may enter into buy/sell back transactions (a form of delayed delivery agreement). In a buy/sell back transaction, the Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date.

Derivatives Regulatory Risk. (PowerShares S&P Global Dividend Opportunities Index Portfolio, PowerShares Canadian Energy Income Portfolio, PowerShares China Real Estate Portfolio, PowerShares China Small Cap Portfolio, PowerShares Frontier Markets Portfolio, PowerShares Zacks International Multi-Asset Income Portfolio,

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PowerShares MSCI Global Timber Portfolio, PowerShares Shipping Portfolio, PowerShares BulletShares Portfolios) The laws and regulations that apply to derivatives (e.g., swaps, futures, etc.) and persons who use them (including a Fund, the Investment Advisers and others) are rapidly changing in the U.S. and abroad. As a result, restrictions and additional regulations may be imposed on these parties, trading restrictions may be adopted and additional trading costs are possible. The impact of these changes on any of the Funds and their investment strategies is not yet fully ascertainable.

In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), was signed into law in July 2010. The Dodd-Frank Act is still changing radically the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a new legislative framework for over-the-counter (“OTC”) derivatives, including financial instruments, such as swaps, in which the Funds may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the Commodities Futures Trading Commission (“CFTC”) to regulate OTC derivatives and market participants, and requires clearing and exchange trading of many OTC derivatives transactions. The CFTC and SEC finalized the definition of “swap” and “security-based swap.” These definitions provide the parameters around which contracts will be subject to further regulation under the Dodd-Frank Act.

Provisions in the Dodd-Frank Act also include new capital and margin requirements and the mandatory use of clearinghouse mechanisms for and exchange trading of many OTC derivative transactions. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Act. Because there is a prescribed phase-in period during which most of the mandated rulemaking and regulations will be implemented, it is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on any of the Funds. However, swap dealers, major market participants and swap counterparties are experiencing additional regulations, requirements, compliance burdens and associated costs. The new law and the rules may negatively impact a Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, new position limits imposed on a Fund or its counterparties may impact that Fund’s ability to invest in futures, options and swaps in a manner that efficiently meets its investment objective. New requirements, even if not directly applicable to the Funds, including capital requirements, changes to the CFTC speculative position limits regime and mandatory clearing, may increase the cost of a Fund’s investments and cost of doing business, which would adversely affect investors.

In December 2015, the SEC proposed a new exemptive rule that would regulate the use of derivatives and other transactions by investment companies registered under the 1940 Act, such as the Funds. The outcome and effect of this proposal cannot be predicted accurately. If the proposed rule is adopted, it could impact the Funds’ ability to invest or remain invested in derivatives and achieve their respective investment objectives. The Investment Adviser continue to evaluate the potential impact of the new governmental regulation on the Funds and may have to make changes to the Funds’ strategies in the future.

Each PowerShares BulletShares Portfolio has filed with the National Futures Association a notice claiming an exclusion from the definition of “commodity pool operator” (“CPO”) under Rule 4.5 under the Commodity Exchange Act, as amended (the “CEA”), with respect to each Fund’s operation. Accordingly, each Fund that has filed such a notice and the Adviser with respect to each such Fund are not subject to registration or regulation as a commodity pool or CPO. Changes to a Fund’s investment strategies or investments may cause the Fund to lose the benefits of the exclusion under Rule 4.5 under the CEA and may trigger additional CFTC regulation. If a Fund becomes subject to CFTC regulation, the Fund may incur additional expenses.

Equity Securities. (PowerShares BRIC Portfolio, PowerShares Dow Jones Industrial Average Dividend Portfolio, PowerShares Insider Sentiment Portfolio, PowerShares Zacks Mid-Cap Portfolio, PowerShares Zacks Multi-Asset Income Portfolio, PowerShares Raymond James SB-1 Equity Portfolio, PowerShares S&P Spin-Off Portfolio, PowerShares Wilshire Micro-Cap Portfolio, PowerShares Wilshire US REIT Portfolio, PowerShares S&P Global Dividend Opportunities Index Portfolio, PowerShares Canadian Energy Income Portfolio, PowerShares China Real Estate Portfolio, PowerShares China Small Cap Portfolio, PowerShares Frontier Markets Portfolio, PowerShares Zacks International Multi-Asset Income Portfolio, PowerShares MSCI Global Timber Portfolio, PowerShares Shipping Portfolio)     Equity securities, such as common stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Common stock generally takes the form of shares in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as

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decisions made by its management or lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.

Equity-Linked Securities. (PowerShares S&P Global Dividend Opportunities Index Portfolio, PowerShares Canadian Energy Income Portfolio, PowerShares China Real Estate Portfolio, PowerShares China Small Cap Portfolio, PowerShares Frontier Markets Portfolio, PowerShares Zacks International Multi-Asset Income Portfolio, PowerShares MSCI Global Timber Portfolio, PowerShares Shipping Portfolio) The Funds may invest in equity-linked securities which are primarily used as an alternative means to access the securities markets of emerging market countries more efficiently and effectively. Equity-linked securities may also be known as participation notes, equity swaps, and zero strike calls and warrants. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. A Fund deposits an amount of cash with its custodian (or broker, if legally permitted) in an amount near or equal to the selling price of the underlying security in exchange for an equity-linked security. Upon sale, the Fund receives cash from the broker or custodian equal to the current value of the underlying security. Aside from market risk of the underlying security, there is the risk that the issuer of an equity-linked security may default on its obligation under the security. In addition, while the Fund will seek to enter into such transactions only with parties that are capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to close out such a transaction with the other party or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair a Fund’s ability to enter into other transactions at a time when doing so might be advantageous.

Foreign Investment Risks. (PowerShares S&P Global Dividend Opportunities Index Portfolio, PowerShares Canadian Energy Income Portfolio, PowerShares China Real Estate Portfolio, PowerShares China Small Cap Portfolio, PowerShares Frontier Markets Portfolio, PowerShares Zacks International Multi-Asset Income Portfolio, PowerShares MSCI Global Timber Portfolio, PowerShares Shipping Portfolio) Investment in foreign securities involves risks and considerations not present in domestic investments. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The securities of non-U.S. issuers generally are not registered with the SEC, nor are the issuers thereof usually subject to the SEC’s reporting requirements. Accordingly, there may be less publicly available information about foreign securities and issuers than is available with respect to U.S. securities and issuers. Foreign securities markets, while growing in volume, have for the most part substantially less volume than United States securities markets, and securities of foreign companies are generally less liquid and at times their prices may be more volatile than prices of comparable United States companies. Foreign stock exchanges, brokers and listed companies generally are subject to less government supervision and regulation than in the United States. The customary settlement time for foreign securities may be longer than the customary settlement time for United States securities. A Fund’s income and gains from foreign issuers may be subject to non-U.S. withholding or other taxes, thereby reducing its income and gains. In addition, with respect to some foreign countries, there is the increased possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect the investments of the Fund in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, rate of savings and capital reinvestment, resource self-sufficiency and balance of payments positions.

Adverse Market Characteristics. Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities exchanges and brokers generally are subject to less governmental supervision and regulation than in the U.S., and foreign securities exchange

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transactions usually are subject to fixed commissions, which generally are higher than negotiated commissions on U.S. transactions. In addition, foreign securities exchange transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause it to miss attractive opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. The Investment Adviser will consider such difficulties when determining the allocation of the Fund’s assets.

Australia. Australia’s agriculture and mining sectors account for a significant portion of its economy, making its economy—and in turn, a Fund’s investments—particularly susceptible to adverse changes in these sectors. In addition, Australia’s economy is heavily dependent on international trade, meaning the economic conditions of trading partners such as the U.S., Asia and other regions or specific countries may affect the value of a Fund’s investments. Australia is also prone to natural disasters such as floods and droughts, and a Fund’s investments in Australia may be more likely to be affected by such events than its investments in other geographic regions.

Costs. Investors should understand that the expense ratio of Funds investing in foreign securities can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by these Funds are higher.

Currency Fluctuations. Because certain Funds, under normal circumstances, may invest substantial portions of their total assets in the securities of foreign issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Fund’s investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund’s holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund’s NAV and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the U.S., and other economic and financial conditions affecting the world economy.

Although the Funds value their assets daily in terms of U.S. dollars, the Funds do not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. A Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

Eastern Europe. Changes occurring in Eastern Europe and Russia today could have long-term potential consequences. As restrictions fall, this could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in the countries of Eastern Europe and Russia is highly speculative at this time. Political and economic reforms are too recent to establish a definite trend away from centrally-planned economies and state-owned industries. In many of the countries of Eastern Europe and Russia, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property. In addition, these countries may have national policies which restrict investments in companies deemed sensitive to the country’s national interest. Further, the governments in such countries may require governmental or quasi-governmental authorities to act as custodian of the Fund’s assets invested in such countries, and these authorities may not qualify as a foreign custodian under the 1940 Act, and exemptive relief from such Act may be required. All of these considerations are among the factors which could cause significant risks and uncertainties to investment in Eastern Europe and Russia.

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The United States and other countries have imposed sanctions against Russia. In addition, if the United States or other countries impose additional sanctions against Russia or a country in Eastern Europe, or any sectors therein, certain Fund investments in a country or sector subject to sanctions could potentially be limited or face certain liquidity challenges. Sanctions could prohibit a Fund from investing in securities issued by companies subject to such sanctions. Sanctions could also require that a Fund freeze its existing investments in these companies, which would prohibit the Fund from selling or transacting in these investments.

Emerging Countries. Certain Funds may invest in equity securities in emerging markets. Investing in securities in emerging countries may entail greater risks than investing in debt securities in developed countries. These risks include: (1) less social, political and economic stability; (2) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (3) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (4) foreign taxation; and (5) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property. Sovereign debt of emerging countries may be in default or present a greater risk of default.

A Fund’s Investment Adviser has broad discretion to identify countries that it considers to qualify as “emerging markets.” An Index Provider’s classification of a country as an emerging market may be based on many factors including interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances and/or legal, social and political developments, as well as whether the country is considered to be emerging or developing by supranational organizations such as the World Bank, the United Nations, or other similar entities. Emerging market countries generally will include countries with low gross national product per capital and the potential for rapid economic growth and are likely to be located in Africa, Asia, the Middle East, Eastern and Central Europe and Central and South America.

Europe. The European Union (“EU”) is an intergovernmental and supranational organization comprised of most Western European countries and an increasing number of Eastern European countries (each such country, a “Member State”). The EU aims to establish and administer a single market among Member States—consisting of a common trade policy and a single currency—and Member States established the European Economic and Monetary Union (“EMU”) in pursuit of this goal. The EMU sets forth certain policies intended to increase economic coordination and monetary cooperation. Many Member States have adopted the EMU’s euro as their currency and other Member States are generally expected to adopt the euro in the future. When a Member State adopts the euro as its currency, the Member State cedes its authority to control monetary policy to the European Central Bank.

Member States, however, face a number of challenges, including, but not limited to: tight fiscal and monetary controls, complications that result from adjustment to a new currency, the absence of exchange rate flexibility, and the loss of economic sovereignty. Unemployment in some European countries has been historically higher than in the United States, potentially exposing investors to political risk. Any or all of these challenges may affect the value of a Fund’s investments.

In addition, changes to the value of the euro against the U.S. dollar could also affect the value of a Fund. Investing in euro-denominated securities, or securities denominated in other European currencies, entails risk of exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate European economies. It is possible that the euro could be abandoned in the future by those countries that have adopted it and the effects of such abandonment on individual countries and the EMU as a whole are uncertain, but could be negative. Any strength in the exchange rate between the euro and the U.S. dollar can have a positive or negative effect upon valuation, and thus upon profits.

The recent global economic crisis also increases uncertainty surrounding Europe-linked investments. The crisis triggered recessions among many European countries and weakened the countries’ banking and financial sectors. Several smaller European economies in which a Fund may invest were brought to the brink of bankruptcy. In addition, the crisis worsened public deficits across Europe, and some European countries including Greece, Ireland, Italy, Portugal and Spain, in which a Fund may invest may be dependent on assistance from other governments or organizations. Such assistance may be subject to a country’s successful implementation of certain reforms. An insufficient level of assistance (whether triggered by a failure to implement reforms or by any other factor) could cause a deep economic downturn and affect the value of a Fund’s investments.

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For some countries, the ability to repay their debt is in question, and the possibility of default is real, which could affect their ability to borrow in the future. A default or debt restructuring of any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located outside the country defaulting or restructuring. Furthermore, there is the fear of contagion that could occur if one country defaults on its debt, and that a default in one country could trigger declines and cause other countries in the region to default as well.

Certain of the larger European economies have shown limited signs of recovery from this recent crisis; however, significant risks still threaten the potential recovery, such as high official debts and deficits, aging populations, over-regulation of non-financial businesses, and doubts about the sustainability of the EMU. In response to the crisis, many countries instituted measures to temporarily increase liquidity. These countries will need to make certain economic and political decisions in order to restore sustainable economic growth and fiscal policy. While many initiatives have been instituted to strengthen regulation and supervision of financial markets in the EU, greater regulation is expected in the near future.

The EU currently faces major issues involving its membership, structure, procedures, and policies, including: the adoption, abandonment, or adjustment of the new constitutional treaty; the EU’s expansion to the south and east; and resolution of the EU’s fiscal and democratic accountability problems. As Member States unify their economic and monetary policies, movements in European markets will lose the benefit of diversification within the region. One or more Member States might exit the EU, placing its currency and banking system in jeopardy. In connection with these uncertainties, currencies have become more volatile, subjecting the Fund’s investments to additional risks.

Brexit. The future of the EU is uncertain. In a June 2016 referendum, citizens of the United Kingdom voted to leave the EU (also known as “Brexit”). On March 29, 2017, the United Kingdom gave its formal notice of withdrawal from the EU to the European Commission, which begins a two-year process of formal withdrawal from the EU. During this period and beyond, the impact on the United Kingdom and Economic and Monetary Union and the broader global economy is unknown but could be significant and could result in increased volatility and illiquidity and potentially lower economic growth. Brexit may have a negative impact on the economy and currency of the United Kingdom and EU as a result of anticipated, perceived or actual changes to the United Kingdom’s economic and political relations with the EU. Brexit may also have a destabilizing impact on the EU to the extent other member states similarly seek to withdraw from the union. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. Any or all of these challenges may affect the value of a Fund’s investments that economically tied to the United Kingdom or the EU, and could have an adverse impact on the Funds’ performance.

Foreign Investment Restrictions. Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Funds. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investments by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments. These restrictions may, at times, limit or preclude investment in certain countries and may increase the costs and expenses of a Fund.

Information and Supervision. There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies.

Investment and Repatriation Restrictions. Foreign investment in the securities markets of certain foreign countries is restricted or controlled in varying degrees. These restrictions may at times limit or preclude investment in certain of such countries and may increase the costs and expenses of a Fund. Investments by foreign investors are

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subject to a variety of restrictions in many developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which a Fund invests. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. These restrictions may in the future make it undesirable to invest in these countries.

Japan. Though Japan is one of the world’s largest economic powers, the Fund’s investments in Japan are subject to special risks. Japan’s population is aging and shrinking, increasing the cost of Japan’s pension and public welfare system, lowering domestic demand, and making the country more dependent on exports to sustain its economy. The economic conditions of Japan’s trading partners may therefore affect the value of the Fund’s Japan-linked investments. Currency fluctuations may also significantly affect Japan’s economy. Japan is also prone to natural disasters such as earthquakes and tsunamis, and the Fund’s investments in Japan may be more likely to be affected by such events than its investments in other geographic regions.

Market Characteristics. Foreign securities may be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and a Fund’s portfolio securities may be less liquid and more volatile than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable United States securities, and such levels may not be sustainable. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges although the Funds will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets and may include delays beyond periods customary in the United States.

Natural Disasters. Natural disasters, public health emergencies and other global events of force majeure can negatively affect the Fund’s investments. Such events can cause unemployment and economic downturns within an industry or a geographic region in which a Fund invests. They can also directly disrupt the operations, cash flows and overall financial condition of a company in which a Fund invests.

Non-Uniform Corporate Disclosure Standards and Governmental Regulation. Non-U.S. companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most of the foreign securities held by the Funds will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC’s reporting requirements. Thus, there will be less available information concerning foreign issuers of securities held by the Funds than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the applicable Investment Adviser will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers.

Non-U.S. Withholding Taxes. A Fund’s investment income and gains from foreign issuers may be subject to non-U.S. withholding and other taxes, thereby reducing the Fund’s investment income and gains.

Other. With respect to certain foreign countries, especially developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.

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Political and Economic Risks. Investing in securities of non-U.S. companies may entail additional risks due to the potential political and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, a Fund could lose its entire investment in any such country.

Certain foreign markets may rely heavily on particular industries or foreign capital, making these markets more vulnerable to diplomatic developments, the imposition of economic sanctions against particular countries or industries, trade barriers, and other protectionist or retaliatory measures.

As a result of any investments in non-U.S. companies, a Fund would be subject to the political and economic risks associated with investments in emerging markets. Even though opportunities for investment may exist in emerging markets, any change in the leadership or policies of the governments of those countries or in the leadership or policies of any other government which exercises a significant influence over those countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and thereby eliminate any investment opportunities which may currently exist.

Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large quantities of real and personal property similar to the property which will be represented by the securities purchased by a Fund. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by a Fund will not also be expropriated, nationalized, or otherwise confiscated. If such confiscation were to occur, a Fund could lose a substantial portion of its investments in such countries. A Fund’s investments would similarly be adversely affected by exchange control regulation in any of those countries.

Certain countries in which a Fund may invest may have vocal factions that advocate radical or revolutionary philosophies or support independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Fund’s investment in those countries. Political and economic developments, or adverse investor perceptions of such developments, may affect a Fund’s foreign holdings or exposures and may cause the Fund’s investments to become less liquid.

Singapore and Hong Kong. While the economies of Singapore and Hong Kong are exemplars of growth and development, they have been and continue to be subject, to some extent, to over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, reliance on exports and economic cycles. These factors may affect the value of a Fund’s investments. In addition, these economies are heavily dependent on international trade, meaning the economic conditions of trading partners such as the U.S., Japan, China, and certain European countries may also affect the value of a Fund’s investments. The recent global economic crisis significantly lowered the region’s exports and foreign investments.

Forwards. (PowerShares S&P Global Dividend Opportunities Index Portfolio, PowerShares Canadian Energy Income Portfolio, PowerShares China Real Estate Portfolio, PowerShares China Small Cap Portfolio, PowerShares Frontier Markets Portfolio, PowerShares Zacks International Multi-Asset Income Portfolio, PowerShares MSCI Global Timber Portfolio, PowerShares Shipping Portfolio, PowerShares Ultra Short Duration Portfolio) A Fund may engage in forward contracts, including non-deliverable forwards, which are forward contracts on foreign currencies that are cash settled and that do not involve delivery of the currency specified in the contract. The use of forwards may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Forwards are subject to the risks associated with derivatives.

Futures and Options. (PowerShares BRIC Portfolio, PowerShares Dow Jones Industrial Average Dividend Portfolio, PowerShares Insider Sentiment Portfolio, PowerShares Zacks Mid-Cap Portfolio, PowerShares Zacks Multi-Asset Income Portfolio, PowerShares Raymond James SB-1 Equity Portfolio, PowerShares S&P Spin-Off Portfolio, PowerShares Wilshire Micro-Cap Portfolio, PowerShares Wilshire US REIT Portfolio, PowerShares China All-Cap Portfolio, PowerShares China Technology Portfolio, PowerShares S&P Global Water Index Portfolio, PowerShares S&P High Income Infrastructure Portfolio, PowerShares Solar Portfolio, PowerShares Defensive Equity Portfolio, PowerShares U.S. Large Cap Optimized Volatility Portfolio, PowerShares Total Return Bond Portfolio) Each Fund may utilize exchange-traded futures and options contracts and swap agreements.

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Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity at a specified future time and at a specified price. Stock index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.

Futures traders are required to make a good faith margin deposit in cash or U.S. government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, a Fund would expect to earn interest income on its margin deposits. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” or “selling” a contract previously “purchased”) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

Each Fund may use exchange-traded futures and options, together with positions in cash and money market instruments, to simulate full investment in its Underlying Index, but will not use such instruments for hedging purposes. Under such circumstances, the Adviser may seek to utilize such other instruments that it believes to be correlated to the Underlying Index components or a subset of the components. A Fund will not use such instruments for hedging purposes.

An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option in the case of an American option, or only upon the expiration date in the case of a European option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of each Fund. The potential for loss related to writing call options on equity securities or indices is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

Each Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, while each Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time.

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Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Underlying Index. In the event of adverse price movements, each Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, each Fund may be required to deliver the instruments underlying futures contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. Each Fund does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. Each Fund, however, intends to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to direct investment in stocks.

Utilization of futures and options on futures by the Funds involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option; however, this risk is substantially minimized because (a) of the regulatory requirement that the broker has to “segregate” customer funds from its corporate funds, and (b) in the case of regulated exchanges in the United States, the clearing corporation stands behind the broker to make good losses in such a situation. The purchase of put or call options could be based upon predictions by the Adviser as to anticipated trends, which predictions could prove to be incorrect and a part or all of the premium paid therefore could be lost.

Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting a Fund to substantial losses. In the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin.

Although each Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

Restrictions on the Use of Futures Contracts and Options on Futures Contracts.    (PowerShares BRIC Portfolio, PowerShares Dow Jones Industrial Average Dividend Portfolio, PowerShares Insider Sentiment Portfolio, PowerShares Zacks Mid-Cap Portfolio, PowerShares Zacks Multi-Asset Income Portfolio, PowerShares Raymond James SB-1 Equity Portfolio, PowerShares S&P Spin-Off Portfolio, PowerShares Wilshire Micro-Cap Portfolio, PowerShares Wilshire US REIT Portfolio, PowerShares China All-Cap Portfolio, PowerShares China Technology Portfolio, PowerShares S&P Global Water Index Portfolio, PowerShares S&P High Income Infrastructure Portfolio, PowerShares Solar Portfolio, PowerShares Defensive Equity Portfolio, PowerShares U.S. Large Cap Optimized Volatility Portfolio, PowerShares Total Return Bond Portfolio) Pursuant to a claim for exemption filed with the Commodity Futures Trading Commission (“CFTC”) on behalf of each Fund, neither a Fund nor the applicable Trust is deemed to be a “commodity pool” or “commodity pool operator” (“CPO”), respectively, under the Commodity Exchange Act (“CEA”), and they are not subject to registration or regulation as such under the CEA. The Adviser is not deemed to be a “commodity trading advisor” with respect to its services as an investment adviser to each Fund. In February 2012, the CFTC adopted certain regulatory changes that may subject the Adviser to register with the CFTC as a CPO if a Fund is unable to comply with certain trading and marketing limitations on its investments in futures and certain other instruments. With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, each Fund must meet one of the following tests under the amended regulations in order to claim an exemption from being

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considered a “commodity pool” or CPO. First, the aggregate initial margin and premiums required to establish a Fund’s positions in such investments may not exceed five percent (5%) of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, a Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that the Adviser is required to register as a CPO with respect to a Fund, the disclosure and operations of the Fund would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements may increase operational expenses.

Futures, Options and Other Derivative Transactions. (PowerShares S&P Global Dividend Opportunities Index Portfolio, PowerShares Canadian Energy Income Portfolio, PowerShares China Real Estate Portfolio, PowerShares China Small Cap Portfolio, PowerShares Frontier Markets Portfolio, PowerShares Zacks International Multi-Asset Income Portfolio, PowerShares MSCI Global Timber Portfolio, PowerShares Shipping Portfolio, PowerShares BulletShares Portfolios)

Futures and Options on Futures. Each Fund may invest in futures and options on futures contracts to seek performance that corresponds generally to its respective Index. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price.

An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Futures contracts are traded on a national futures exchange regulated by the CFTC, which reduces the risk that a Fund will be unable to close out a futures contract. To the extent a Fund uses futures and/or options on futures, it would do so in accordance with Rule 4.5 under the CEA, unless otherwise disclosed.

Each Fund may buy and sell index futures contracts with respect to any index traded on a recognized exchange or board of trade. An index futures contract is an agreement pursuant to which the Fund may agree to take or make a cash payment on an index value. No physical delivery of the securities comprising the index is made. Instead, settlement in cash generally must occur daily and upon the termination of the contract. Generally, index futures contracts are closed out prior to the expiration date of the contract.

When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to “cover” its position in order to limit the risk associated with the use of leverage and other related risks. To cover its position, the Fund may earmark or segregate cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as initial margin, are equal to the market value of the futures contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If a Fund continues to engage in the described securities trading practices and properly earmarks or segregates assets, the assets will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund. Such practices are intended to assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities, although there is no guarantee that they will function as intended.

With respect to futures contracts that are not contractually required to “cash-settle,” a Fund usually must cover its open positions by earmarking or segregating on its records cash or liquid assets equal to the contract’s notional value. For futures contracts that are “cash-settled,” however, a Fund is permitted to earmark or segregate cash or liquid assets in an amount equal to the Fund’s next daily marked-to-market (net) obligation, if any (i.e., a Fund’s daily net liability) rather than the notional value. By earmarking or designating assets equal to only its net obligation under cash-settled futures, a Fund will have the ability to employ leverage to a greater extent than if a Fund were required to earmark or segregate assets equal to the full notional value of such contracts.

Each Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the

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alternative, if the strike price of the put is less than the price of the futures contract, a Fund will also earmark or segregate cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract and that can be exercised on any date or that has the same exercise date as the expiration date of the futures contract. Each Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based). Each Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract.

Each Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, a Fund will earmark or segregate cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. Each Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, a Fund will earmark or segregate cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract.

Eurodollar futures contracts are U.S. dollar-denominated futures contracts that are based on the implied forward London Interbank Offered Rate (“LIBOR”). These contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund may use Eurodollar futures contracts and options thereon to the LIBOR, to which many interest rate swaps and fixed income instruments are linked, or for other purposes.

There are significant risks associated with the Funds’ use of futures contracts and options on futures contracts, including the following: (1) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (2) there may not be a liquid secondary market for a futures contract or option; (3) trading restrictions or limitations may be imposed by an exchange; and (4) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

Options. Each Fund may purchase and write (sell) put and call options on securities, stock indices and currencies listed on national securities exchanges or traded in the OTC market to seek performance that corresponds generally to its respective Index. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period or on expiration, depending on the terms. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period or on expiration, depending on the terms. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or OTC markets) to manage its exposure to exchange rates.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

All options written on indices or securities must be covered. If a Fund writes an option on a security, an index or a foreign currency, it will earmark or segregate cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

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The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position prior to expiration, a Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

Each Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that a Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium; therefore, if price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in the securities’ market value. When a Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

Each Fund may purchase and write options on an exchange or over-the-counter. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (2) there may not be a liquid secondary market for all options and, in particular, for OTC options; (3) trading restrictions or limitations may be imposed by an exchange; (4) counterparty risk; and (5) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

High Yield Securities. (PowerShares BulletShares 2018 High Yield Corporate Bond Portfolio, PowerShares BulletShares 2019 High Yield Corporate Bond Portfolio, PowerShares BulletShares 2020 High Yield Corporate Bond Portfolio, PowerShares BulletShares 2021 High Yield Corporate Bond Portfolio, PowerShares BulletShares 2022 High Yield Corporate Bond Portfolio, PowerShares BulletShares 2023 High Yield Corporate Bond Portfolio, PowerShares BulletShares 2024 High Yield Corporate Bond Portfolio, PowerShares BulletShares 2025 High Yield Corporate Bond Portfolio, PowerShares Ultra Short Duration Portfolio, PowerShares Total Return Bond Portfolio) Each Fund invests in high yield securities (“junk bonds”), which are debt securities that are rated below investment grade by nationally recognized statistical rating organizations (“NRSROs”), or are unrated securities that the Adviser believes are of comparable quality. Investing in high yield debt securities involves risks that are greater than the risks of investing in higher quality debt securities. These risks include: (i) changes in credit status, including weaker overall credit conditions of issuers and risks of default; (ii) industry, market and economic risk; and (iii) greater price variability and credit risks of certain high yield securities such as zero coupon and payment-in-kind securities. While these risks provide the opportunity for maximizing return over time, they may result in greater volatility of the value of a Fund than a fund that invests in higher-rated securities. Furthermore, the value of high yield securities may be more susceptible to real or perceived adverse economic, company or industry conditions than is the case for higher quality securities. The market values of certain of these lower-rated and unrated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities which react

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primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Adverse market, credit or economic conditions could make it difficult at certain times to sell certain high yield securities held by a Fund.

Hybrid Instruments. (PowerShares Total Return Bond Portfolio) The Fund may invest in hybrid instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (“underlying benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the underlying benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of the underlying benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the underlying benchmark. These underlying benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of the Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Fund would only invest in commodity-linked hybrid instruments that qualify, under applicable rules of the CFTC, for an exemption from the provisions of the CEA.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund’s investments in these products may be subject to limits applicable to investments in investment companies and other restrictions contained in the 1940 Act.

Illiquid Securities. (PowerShares BRIC Portfolio, PowerShares Dow Jones Industrial Average Dividend Portfolio, PowerShares Insider Sentiment Portfolio, PowerShares Zacks Mid-Cap Portfolio, PowerShares Zacks Multi-Asset Income Portfolio, PowerShares Raymond James SB-1 Equity Portfolio, PowerShares S&P Spin-Off Portfolio, PowerShares Wilshire Micro-Cap Portfolio, PowerShares Wilshire US REIT Portfolio, PowerShares China All-Cap Portfolio, PowerShares China Technology Portfolio, PowerShares S&P Global Water Index Portfolio, PowerShares S&P High Income Infrastructure Portfolio, PowerShares Solar Portfolio, PowerShares Defensive Equity Portfolio, PowerShares U.S. Large Cap Optimized Volatility Portfolio, PowerShares Total Return Bond Portfolio) Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Inflation-Linked Securities. (PowerShares Total Return Bond Portfolio) The Fund may invest in inflation-linked securities. Inflation-linked securities are income-generating instruments whose interest and principal payments are adjusted for inflation, a sustained increase in prices that erodes the purchasing power of money. TIPS, or Treasury inflation-protected securities, are inflation-linked securities issued by the U.S. government. Inflation-linked bonds are also issued by corporations, U.S. government agencies, states, and foreign countries. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index (CPI). A fixed coupon rate is applied to the inflation-adjusted principal so that as

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inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of your investment. Because of this inflation-adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. Municipal inflation bonds generally have a fixed principal amount, and the inflation component is reflected in the nominal coupon.

Inflation-protected bonds normally will decline in price when real interest rates rise. A real interest rate is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury note is yielding 5% and rate of inflation is 2%, the real interest rate is 3%. If inflation is negative, the principal and income of an inflation-protected bond will decline and could result in losses.

Investment Companies. (All Funds) Each of the Funds may invest in shares of other investment companies, which may include closed-end funds and exchange-traded funds (“ETFs”). The investment companies in which the Fund invests may have adopted certain investment restrictions that are more or less restrictive than the Fund’s investment restrictions, which may permit the Fund to engage in investment strategies indirectly that are prohibited under the Fund’s investment restrictions. For example, to the extent the Fund invests in underlying investment companies that concentrate their investments in an industry, a corresponding portion of the Fund’s assets may be indirectly exposed to that particular industry. A Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

The main risk of investing in index-based investment companies is the same as investing in a portfolio of securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded. Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Lending of Portfolio Securities. (PowerShares BulletShares Portfolios, PowerShares Defensive Equity Portfolio, PowerShares U.S. Large Cap Optimized Volatility Portfolio, PowerShares Ultra Short Duration Portfolio) For the purpose of realizing additional income, a Fund may make secured loans of Fund securities amounting to not more than 33 1/3% of its total assets. Securities loans are made to broker/dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities loaned, marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being loaned, a Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower, although a portion can be payable to a collateral agent for certain services. When a Fund invests collateral, the Fund will bear the risk of loss and the risk of loss depends on the nature and type of investment made with the collateral. Costs of underlying securities lending activities are not typically reflected in a Fund’s fee and expense ratios. A Fund has a right to call each loan and obtain the securities on five business days’ notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. A Fund will not have the right to vote securities while they are being loaned, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to persons deemed by an Adviser to be of good standing and will not be made unless, in the judgment of an Adviser, the consideration to be earned from such loans would justify the risk.

Leverage. (PowerShares S&P Global Dividend Opportunities Index Portfolio, PowerShares Canadian Energy Income Portfolio, PowerShares China Real Estate Portfolio, PowerShares China Small Cap Portfolio, PowerShares Frontier Markets Portfolio, PowerShares Zacks International Multi-Asset Income Portfolio, PowerShares MSCI Global Timber Portfolio, PowerShares Shipping Portfolio, PowerShares BulletShares Portfolios, PowerShares Defensive Equity Portfolio, PowerShares U.S. Large Cap Optimized Volatility Portfolio) The Funds may use leverage to a limited extent in the limited manner set forth above under “Borrowing.” Leveraging a Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the NAV of a Fund’s shares and in the yield on a Fund’s portfolio. Although

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the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding. Since any decline in value of a Fund’s investments will be borne entirely by the Fund’s shareholders (and not by those persons providing the leverage to the Fund), the effect of leverage in a declining market would be a greater decrease in NAV than if the Fund were not so leveraged. Leveraging will create interest and other expenses for a Fund, which can exceed the investment return from the borrowed funds. To the extent the investment return derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, the Fund’s investment return will be greater than if leveraging were not used. Conversely, if the investment return from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the investment return of the Fund will be less than if leveraging were not used.

Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund’s holdings may be disadvantageous from an investment standpoint. The Funds’ policy on borrowing is not intended to limit the ability to pledge assets to secure loans permitted under the Funds’ policies.

Loans. (PowerShares Ultra Short Duration Portfolio, PowerShares Total Return Bond Portfolio) Loans consist generally of obligations of companies and other entities (collectively, “borrowers”) incurred for the purpose of reorganizing the assets and liabilities of a borrower; acquiring another company; taking over control of a company (leveraged buyout); temporary refinancing; or financing internal growth or other general business purposes. Loans are often obligations of borrowers who have incurred a significant percentage of debt compared to equity issued and thus are highly leveraged. All or a significant portion of the loans in which the Fund will invest may be below investment grade quality.

Loans may be acquired by direct investment as a lender at the inception of the loan or by assignment of a portion of a loan previously made to a different lender or by purchase of a participation interest. If the Fund makes a direct investment in a loan as one of the lenders, it generally acquires the loan at par. This means the Fund receives a return at the full interest rate for the loan. If the Fund acquires its interest in loans in the secondary market or acquires a participation interest, the loans may be purchased or sold above, at, or below par, which can result in a yield that is below, equal to, or above the stated interest rate of the loan. The Fund will generally purchase loans from banks or other financial institutions through assignments or participations.

When the Fund acts as one of a group of lenders originating a senior loan, it may participate in structuring the senior loan and have a direct contractual relationship with the borrower, may enforce compliance by the borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-offs. Lenders also have full voting and consent rights under the applicable loan agreement. Action subject to lender vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the senior loan. Certain decisions, such as reducing the amount of interest on or principal of a senior loan, releasing collateral, changing the maturity of a senior loan or a change in control of the borrower, frequently require the unanimous vote or consent of all lenders affected.

When the Fund is a purchaser of an assignment, it succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. These rights include the ability to vote along with the other lenders on such matters as enforcing the terms of the loan agreement (e.g., declaring defaults, initiating collection action, etc.). Taking such actions typically requires at least a vote of the lenders holding a majority of the investment in the loan and may require a vote by lenders holding two-thirds or more of the investment in the loan. Because the Fund usually does not hold a majority of the investment in any loan, it will not be able by itself to control decisions that require a vote by the lenders. Assignments may be arranged through private negotiations and the rights and obligations acquired by the purchase of an assignment may differ from, and be more limited than, those held by the assigning lender.

Historically, the amount of public information available about a specific loan has been less extensive than if the loan were registered or exchange-traded.

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The loans in which the Fund may invest will often be secured and senior to other indebtedness of the borrower. Each loan will generally be secured by collateral such as accounts receivable, inventory, equipment, real estate, intangible assets such as trademarks, copyrights and patents, and securities of subsidiaries or affiliates. Collateral may also include guarantees or other credit support by affiliates of the borrower. The value of the collateral generally will be determined by reference to financial statements of the borrower, by an independent appraisal, by obtaining the market value of such collateral, in the case of cash or securities if readily ascertainable, or by other customary valuation techniques considered appropriate by the Sub-Adviser. The value of collateral may decline after the Fund’s investment, and collateral may be difficult to sell in the event of default. Consequently, the Fund may not receive all the payments to which it is entitled. The loan agreement may or may not require the borrower to pledge additional collateral to secure the senior loan if the value of the initial collateral declines. In certain circumstances, the loan agreement may authorize the agent to liquidate the collateral and to distribute the liquidation proceeds pro rata among the lenders. By virtue of their senior position and collateral, senior loans typically provide lenders with the first right to cash flows or proceeds from the sale of a borrower’s collateral if the borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as employee salaries, employee pensions, and taxes). This means senior loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders. To the extent that the Fund invests in unsecured loans, if the borrower defaults on such loan, there is no specific collateral on which the lender can foreclose. If the borrower defaults on a subordinated loan, the collateral may not be sufficient to cover both the senior and subordinated loans. In addition, if the loan is foreclosed, the Fund could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral.

The Fund may also invest in unsecured loans. Unsecured loans expose the lenders to increased credit risk. If the borrower defaults on an unsecured loan, there is no specific collateral on which the lender can foreclose.

The Fund may purchase and retain in its portfolio senior loans of borrowers that have filed for protection under the federal bankruptcy laws or that have had involuntary bankruptcy petitions filed against them by creditors. Investing in senior loans involves investment risk, and some borrowers default on their senior loan payments.

Senior loans typically pay interest at least quarterly at rates which equal a fixed percentage spread over a base rate such as the London Inter-Bank Offered Rate (“LIBOR”). For example, if LIBOR were 3% and the borrower was paying a fixed spread of 2.50%, the total interest rate paid by the borrower would be 5.50%. Although a base rate such as LIBOR can change every day, loan agreements for senior loans typically allow the borrower the ability to choose how often the base rate for its loan will change. A single loan may have multiple reset periods at the same time, with each reset period applicable to a designated portion of the loan. Such periods can range from one day to one year, with most borrowers choosing monthly or quarterly reset periods. During periods of rising interest rates, borrowers will tend to choose longer reset periods, and during periods of declining interest rates, borrowers will tend to choose shorter reset periods. The fixed spread over the base rate on a senior loan typically does not change.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Due to the recency of this announcement, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the loans in which the Fund may invest cannot yet be determined.

Senior loans usually have mandatory and optional prepayment provisions. Because of prepayments, the actual remaining maturity of senior loans may be considerably less than their stated maturity. Senior loans generally are arranged through private negotiations between a borrower and several financial institutions represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents; however, generally only one such agent has primary responsibility for ongoing administration of a senior loan. Agents are typically paid fees by the borrower for their services.

The agent is primarily responsible for negotiating the loan agreement which establishes the terms and conditions of the senior loan and the rights of the borrower and the lenders. The agent is paid a fee by the borrower for its services. The agent generally is required to administer and manage the senior loan on behalf of other lenders. The agent also is responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral. The agent may rely on independent appraisals of specific collateral. The agent need not, however, obtain an independent appraisal of assets pledged as collateral in all cases. The agent generally is also

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responsible for determining that the lenders have obtained a perfected security interest in the collateral securing a senior loan. The Fund normally relies on the agent to collect principal of and interest on a senior loan. Furthermore, the Fund also relies in part on the agent to monitor compliance by the borrower with the restrictive covenants in the loan agreement and to notify the Fund (or the lender from whom the Fund has purchased a participation) of any adverse change in the borrower’s financial condition. Insolvency of the agent or other persons positioned between the Fund and the borrower could result in losses for the Fund.

Additional Information concerning Syndicated Bank Loans and Other Senior Loans. (PowerShares Total Return Bond Portfolio) Syndicated bank loans and other senior loans generally hold one or the most senior positions in the capital structure of a borrower and are usually secured by liens on the assets of the borrowers.

Additional Information concerning Junior Loans. (PowerShares Total Return Bond Portfolio) Junior loans include secured and unsecured loans, such as subordinated loans, second lien and more junior loans, and bridge loans. Second lien and more junior loans are generally second or further in line in terms of repayment priority. In addition, junior loans may have a claim on the same collateral pool as the first lien or other more senior liens, or may be secured by a separate set of assets. Junior loans generally give investors priority over general unsecured creditors and stockholders in the event of an asset sale.

Additional Information concerning Bridge Loans. (PowerShares Total Return Bond Portfolio) Bridge loans are short-term loan arrangements (e.g., maturities that are generally less than one year) typically made by a borrower following the failure of the borrower to secure other intermediate-term or long-term permanent financing. A bridge loan remains outstanding until more permanent financing, often in the form of high yield notes, can be obtained. Most bridge loans have a step-up provision under which the interest rate increases incrementally the longer the loan remains outstanding so as to incentivize the borrower to refinance as quickly as possible. In exchange for entering into a bridge loan, the Fund typically will receive a commitment fee and interest payable under the bridge loan and may also have other expenses reimbursed by the borrower. Liquid assets are maintained to cover bridge loan commitments to avoid “senior securities” concerns. Bridge loans may be subordinate to other debt and generally are unsecured. They also often are illiquid and difficult to value.

Additional Information concerning Unfunded Commitments. (PowerShares Total Return Bond Portfolio) Unfunded commitments are contractual obligations pursuant to which the Fund agrees in writing to make one or more loans up to a specified amount at one or more future dates. The underlying loan documentation sets out the terms and conditions of the lender’s obligation to make the loans as well as the economic terms of such loans. Loan commitments are made pursuant to a term loan, a revolving credit line or a combination thereof. A term loan is generally a loan in a fixed amount that borrowers repay in a scheduled series of repayments or a lump-sum payment at maturity. A revolving credit line permits borrowers to draw down, repay, and reborrow specified amounts on demand. The portion of the amount committed by a lender that the borrower has not drawn down is referred to as “unfunded.” Loan commitments may be traded in the secondary market through dealer desks at large commercial and investment banks although these markets are generally not considered liquid. They also are difficult to value. Borrowers pay various fees in connection with loans and related commitments, and typically the Fund receives a commitment fee for amounts that remain unfunded under its commitment.

Unfunded loan commitments expose lenders to credit risk. A lender typically is obligated to advance the unfunded amount of a loan commitment at the borrower’s request, subject to satisfaction of certain contractual conditions, such as the absence of a material adverse change. Borrowers with deteriorating creditworthiness may continue to satisfy their contractual conditions and therefore be eligible to borrow at times when the lender might prefer not to lend. In addition, a lender may have assumptions as to when a borrower may draw on an unfunded loan commitment when the lender enters into the commitment. If the borrower does not draw as expected, the commitment may not prove as attractive an investment as originally anticipated.

Additional Information concerning Revolving Credit Facilities. (PowerShares Total Return Bond Portfolio) Revolving credit facilities (“revolvers”) are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. As the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolver. Revolvers usually provide for floating or variable rates of interest.

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Revolvers may expose a lender to credit and liquidity risk. Revolvers have the effect of requiring a lender to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). Revolvers may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

When the Fund has a contractual obligation to lend money on short notice (under a bridge loan or unfunded commitment, for example), it will maintain liquid assets in an amount at least equal in value to the amount of the loan or commitment. Liquid assets are maintained to cover “senior securities transactions” which may include, but are not limited to, a bridge loan or unfunded loan commitment. The value of “senior securities” holdings is marked-to-market daily to ensure proper coverage.

Micro-Cap Companies. (PowerShares China All-Cap Portfolio, PowerShares China Technology Portfolio, PowerShares S&P Global Water Index Portfolio, PowerShares S&P High Income Infrastructure Portfolio, PowerShares Solar Portfolio) The Fund may invest in stocks of micro-cap companies. Micro-cap stocks involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro-cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Fund realizes a gain, if any, on an investment in a micro-cap company.

Money Market Instruments. (PowerShares BRIC Portfolio, PowerShares Dow Jones Industrial Average Dividend Portfolio, PowerShares Insider Sentiment Portfolio, PowerShares Zacks Mid-Cap Portfolio, PowerShares Zacks Multi-Asset Income Portfolio, PowerShares Raymond James SB-1 Equity Portfolio, PowerShares S&P Spin-Off Portfolio, PowerShares Wilshire Micro-Cap Portfolio, PowerShares Wilshire US REIT Portfolio, PowerShares China All-Cap Portfolio, PowerShares China Technology Portfolio, PowerShares S&P Global Water Index Portfolio, PowerShares S&P High Income Infrastructure Portfolio, PowerShares Solar Portfolio, PowerShares Defensive Equity Portfolio, PowerShares U.S. Large Cap Optimized Volatility Portfolio, PowerShares Ultra Short Duration Portfolio, PowerShares Total Return Bond Portfolio) Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which each Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase at least “Prime-2” by Moody’s Investors Service, Inc. (“Moody’s”) or “A-2” by Standard & Poor’s (“S&P”) or, if unrated, of comparable quality as determined by the Adviser; (iv) repurchase agreements; and (v) money market mutual funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Mortgage-Backed and Asset-Backed Securities. (PowerShares Ultra Short Duration Portfolio, PowerShares Total Return Bond Portfolio) The Fund may invest in mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”), including non-performing loans, reperforming securitizations, and resecuritizations of existing MBS and/or ABS (“Re-Remics”). MBS are mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by non-government entities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various government agencies such as GNMA and government-related organizations such as FNMA and FHLMC, as well as by non-government issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

MBS include commercial mortgage-backed securities (“CMBS”) and residential mortgage-backed securities (“RMBS”). The value of both CMBS and RMBS, like all MBS, depends on national, state and local conditions.

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CMBS are subject to credit risks because they tend to involve relatively large underlying mortgage loans and the repayment of commercial mortgages depends on the successful operation of, and cash flows from, mortgaged properties. RMBS are subject to credit risks arising from delinquencies and defaults on underlying mortgage loans by borrowers and breaches of underlying loan documentation by loan originators and servicers.

CMOs are debt securities that are fully collateralized by a portfolio of mortgages or MBS. All interest and principal payments from the underlying mortgages are passed through to the CMOs in such a way as to create, in most cases, more definite maturities than is the case with the underlying mortgages. CMOs may pay fixed or variable rates of interest, and certain CMOs have priority over others with respect to the receipt of prepayments. Stripped mortgage securities (a type of potentially high-risk derivative) are created by separating the interest and principal payments generated by a pool of mortgage-backed securities or a CMO to create additional classes of securities.

The Fund may invest in securities known as “inverse floating obligations,” “residual interest bonds,” and “interest-only” (“IO”) and “principal-only” (“PO”) bonds, the market values of which will generally be more volatile than the market values of most MBS due to the fact that such instruments are more sensitive to interest rate changes and to the rate of principal prepayments than are most other MBS. An inverse floating obligation is a derivative adjustable rate security with interest rates that adjust or vary inversely to changes in market interest rates. The term “residual interest” bond is used generally to describe those instruments in collateral pools, such as CMOs, which receive any excess cash flow generated by the pool once all other bondholders and expenses have been paid. IOs and POs are created by separating the interest and principal payments generated by a pool of mortgage-backed bonds to create two classes of securities. Generally, one class receives interest-only payments and the other class principal-only payments. MBS have been referred to as “derivatives” because the performance of MBS is dependent upon and derived from underlying securities. Unlike with other mortgage-backed securities and POs, the value of IOs tends to move in the same direction as interest rates. The Fund can use IOs as a hedge against falling prepayment rates (interest rates are rising) and/or a bear market environment. POs can be used as a hedge against rising prepayment rates (interest rates are falling) and/or a bull market environment. IOs and POs are acutely sensitive to interest rate changes and to the rate of principal prepayments. A rapid or unexpected increase in prepayments can severely depress the price of IOs, while a rapid or unexpected decrease in prepayments could have the same effect on POs. These securities are very volatile in price and may have lower liquidity than most other mortgage-backed securities. Certain non-stripped CMOs may also exhibit these qualities, especially those that pay variable rates of interest that adjust inversely with, and more rapidly than, short-term interest rates. In addition, if interest rates rise rapidly and prepayment rates slow more than expected, certain CMOs, in addition to losing value, can exhibit characteristics of longer-term securities and become more volatile. There is no guarantee the Fund’s investment in CMOs, IOs, or POs will be successful, and the Fund’s total return could be adversely affected as a result. These securities are subject to high degrees of credit, valuation and liquidity risks.

CMOs may be issued in a variety of classes, and the Fund may invest in several CMO classes, including, but not limited to Floaters, Planned Amortization Classes (“PACs”), Scheduled Classes (“SCHs”), Sequential Pay Classes (“SEQs”), Support Classes (“SUPs”), Target Amortization Classes (“TACs”) and Accrual Classes (“Z Classes”). CMO classes vary in the rate and time at which they receive principal and interest payments. SEQs, also called plain vanilla, clean pay, or current pay classes, sequentially receive principal payments from underlying mortgage securities when the principal on a previous class has been completely paid off. During the months prior to their receipt of principal payments, SEQs receive interest payments at the coupon rate on their principal. PACs are designed to produce a stable cash flow of principal payments over a predetermined period of time. PACs guard against a certain level of prepayment risk by distributing prepayments to SUPs, also called companion classes. TACs pay a targeted principal payment schedule, as long as prepayments are not made at a rate slower than an expected constant prepayment speed. If prepayments increase, the excess over the target is paid to SUPs. SEQs may have a less stable cash flow than PACs and TACs and, consequently, have a greater potential yield. PACs generally pay a lower yield than TACs because of PACs’ lower risk. Because SUPs are directly affected by the rate of prepayment of underlying mortgages, SUPs may experience volatile cash flow behavior. When prepayment speeds fluctuate, the average life of a SUP will vary. SUPs, therefore, are priced at a higher yield than less volatile classes of CMOs. Z Classes do not receive payments, including interest payments, until certain other classes are paid off. At that time, the Z Class begins to receive the accumulated interest and principal payments. A Floater has a coupon rate that adjusts periodically (usually monthly) by adding a spread to a benchmark index subject to a lifetime maximum cap. The yield of a Floater is sensitive to prepayment rates and the level of the benchmark index.

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If the Fund purchases an MBS or other ABS at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. Although the value of an MBS or other ABS may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a MBS’s or other ABS’s average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security’s return.

Other ABSs are structured like MBSs, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include items such as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements and from sales of personal property. ABSs typically have no U.S. Government backing. Additionally, the ability of an issuer of ABSs to enforce its security interest in the underlying assets may be limited.

While many ABS are issued with only one class of security, many ABS are issued in more than one class, each with different payment terms. Multiple class ABS are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the ABS is made subordinate to the right to such payments of the remaining class or classes (See “Types of Credit Support”). Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called “strips” (ABS entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security) and securities with a class or classes having characteristics which mimic the characteristics of non-ABS, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

ABS in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Fund may invest in such ABS if such investment is otherwise consistent with its investment objective and policies and with the investment restrictions of the Fund.

ABS are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches. Examples of ABS with credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class ABS with certain classes subordinate to other classes as to the payment of principal thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class) and ABS that have “reserve portfolios” (where cash or investments, sometimes funded from a portion of the initial payments on the underlying assets, are held in reserve against future losses) or that have been “over collateralized” (where the scheduled payments on, or the principal amount of, the underlying assets substantially exceeds that required to make payment of the ABS and pay any servicing or other fees). The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an ABS. Additionally, if the letter of credit is exhausted, holders of ABS may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized.

ABS may be backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles (“Automobile Receivable Securities”). Since installment sales contracts for motor vehicles or installment loans related thereto (“Automobile Contracts”) typically have shorter durations and lower incidences of prepayment, Automobile Receivable Securities generally will exhibit a shorter average life and are less susceptible to prepayment risk.

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Most entities that issue Automobile Receivable Securities create an enforceable interest in their respective Automobile Contracts only by filing a financing statement and by having the servicer of the Automobile Contracts, which is usually the originator of the Automobile Contracts, take custody thereof. In such circumstances, if the servicer of the Automobile Contracts were to sell the same Automobile Contracts to another party, in violation of its obligation not to do so, there is a risk that such party could acquire an interest in the Automobile Contracts superior to that of the holders of Automobile Receivable Securities. Although most Automobile Contracts grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to create an enforceable security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the Automobile Contracts underlying the Automobile Receivable Security, usually is not amended to reflect the assignment of the seller’s security interest for the benefit of the holders of the Automobile Receivable Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on the securities. In addition, various state and federal securities laws give the motor vehicle owner the right to assert against the holder of the owner’s Automobile Contract certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the Automobile Receivable Securities.

ABS may be backed by receivables from revolving credit card agreements (“Credit Card Receivable Securities”). Credit balances on revolving credit card agreements (“Accounts”) are generally paid down more rapidly than are Automobile Contracts. Most of the Credit Card Receivable Securities issued publicly to date have been pass-through certificates. In order to lengthen the maturity of Credit Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder, and principal payments received on such Accounts are used to fund the transfer to the pool of assets supporting the related Credit Card Receivable Securities of additional credit card charges made on an Account. The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying accounts during the initial period and the non-occurrence of specified events. An acceleration in cardholders’ payment rates or any other event that shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could shorten the weighted average life and yield of the Credit Card Receivable Security.

Credit cardholders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike most other ABS, Accounts are unsecured obligations of the cardholder.

Mortgage Pass-Through Securities. (PowerShares Ultra Short Duration Portfolio, PowerShares Total Return Bond Portfolio) The Fund may invest a portion of its assets in U.S. agency mortgage pass-through securities. The term “U.S. agency mortgage pass-through security” refers to a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. government-sponsored enterprises: GNMA, FNMA or FHLMC. In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a “pool” consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.

An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome.

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For the foregoing and other reasons, the Fund seeks to obtain exposure to U.S. agency mortgage pass-through securities primarily through the use of “to-be-announced” or “TBA transactions.” “TBA” refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, paramount, and price. The actual pools delivered generally are determined two days prior to settlement date.

Default by or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, the Fund will enter into TBA transactions only with established counterparties (such as major broker-dealers) and the Sub-Adviser will monitor the creditworthiness of such counterparties. In addition, the Fund may accept assignments of TBA transactions from Authorized Participants (as defined below) from time to time. The Fund’s use of “TBA rolls” may cause the Fund to experience higher portfolio turnover, higher transaction costs and to pay higher capital gain distributions to shareholders (which may be taxable).

Most transactions in fixed-rate mortgage pass-through securities occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlements (a “TBA” transaction). The Fund may enter into such contracts on a regular basis. The Fund, pending settlement of such contracts, will invest their assets in high-quality, liquid short-term instruments, including shares of money market funds. The Fund will assume their pro rata share of the fees and expenses of any money market fund that it may invest in, in addition to the Fund’s own fees and expenses. The Fund may also acquire interests in mortgage pools through means other than such standardized contracts for future delivery. The Fund may also invest the cash collateral it holds as part of its TBA transactions in repurchase agreements.

Municipal Securities. (PowerShares Ultra Short Duration Portfolio, PowerShares Total Return Bond Portfolio) The Fund may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal securities share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which the Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor). In addition, the Fund may invest in lease obligations. Lease obligations may take the form of a lease or an installment purchase contract issued by public authorities to acquire a wide variety of equipment and facilities.

Participation Interests. (PowerShares Ultra Short Duration Portfolio, PowerShares Total Return Bond Portfolio) The Fund may purchase participations in corporate loans. Participation interests generally will be acquired from a commercial bank or other financial institution (a “Lender”) or from other holders of a participation interest (a “Participant”). The purchase of a participation interest either from a Lender or a Participant will not result in any direct contractual relationship with the borrowing company (the “Borrower”). The Fund generally will have no right directly to enforce compliance by the Borrower with the terms of the credit agreement. Instead, the Fund will be required to rely on the Lender or the Participant that sold the participation interest, both for the enforcement of the Fund’s rights against the Borrower and for the receipt and processing of payments due to the Fund under the loans. Under the terms of a participation interest, the Fund may be regarded as a member of the Participant, and thus

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the Fund is subject to the credit risk of both the Borrower and a Participant. Participation interests are generally subject to restrictions on resale. Generally, the Fund considers participation interests to be illiquid and therefore subject to the Fund’s percentage limitation for investments in illiquid securities.

Portfolio Turnover Risk. (PowerShares S&P Global Dividend Opportunities Index Portfolio, PowerShares Canadian Energy Income Portfolio, PowerShares China Real Estate Portfolio, PowerShares China Small Cap Portfolio, PowerShares Frontier Markets Portfolio, PowerShares Zacks International Multi-Asset Income Portfolio, PowerShares MSCI Global Timber Portfolio, PowerShares Shipping Portfolio, PowerShares China All-Cap Portfolio, PowerShares China Technology Portfolio, PowerShares S&P Global Water Index Portfolio, PowerShares S&P High Income Infrastructure Portfolio, PowerShares Solar Portfolio, PowerShares Defensive Equity Portfolio) The Funds may engage in active and frequent trading of their portfolio securities to reflect the rebalancing of the Funds’ Underlying Indices. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs and may result in higher taxes when Shares are held in a taxable account.

Preferred Stock. (PowerShares Ultra Short Duration Portfolio, PowerShares Total Return Bond Portfolio) The Fund may invest in preferred stock. Preferred stock, unlike common stock, often offers a stated dividend rate payable from a corporation’s earnings. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases an issuer may offer auction rate preferred stock, which means that the dividend to be paid is set by auction and will often be reset at stated intervals. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Real Estate Investment Trusts (“REITs”). (PowerShares BRIC Portfolio, PowerShares Dow Jones Industrial Average Dividend Portfolio, PowerShares Insider Sentiment Portfolio, PowerShares Zacks Mid-Cap Portfolio, PowerShares Zacks Multi-Asset Income Portfolio, PowerShares Raymond James SB-1 Equity Portfolio, PowerShares S&P Spin-Off Portfolio, PowerShares Wilshire Micro-Cap Portfolio, PowerShares Wilshire US REIT Portfolio, PowerShares S&P Global Dividend Opportunities Index Portfolio, PowerShares Canadian Energy Income Portfolio, PowerShares China Real Estate Portfolio, PowerShares China Small Cap Portfolio, PowerShares Frontier Markets Portfolio, PowerShares Zacks International Multi-Asset Income Portfolio, PowerShares MSCI Global Timber Portfolio, PowerShares Shipping Portfolio, PowerShares China All-Cap Portfolio, PowerShares China Technology Portfolio, PowerShares S&P Global Water Index Portfolio, PowerShares S&P High Income Infrastructure Portfolio, PowerShares Solar Portfolio, PowerShares Defensive Equity Portfolio, PowerShares U.S. Large Cap Optimized Volatility Portfolio, PowerShares Ultra Short Duration Portfolio, PowerShares Total Return Bond Portfolio) REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both direct ownership interests and mortgage interests in real estate. Each Fund may invest REITs to the extent allowed by law, which pool investors’ funds for investments primarily in commercial real estate properties. Investment in REITs may be the most practical available means for a Fund to invest in the real estate industry. As a shareholder in a REIT, a Fund would bear its ratable share of the REIT’s expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own investment advisory fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in REITs.

In addition to the risks affecting real estate securities generally, REITs are also subject to additional risks. REITs may invest in a limited number of properties, a narrow geographic area or a single type of property, which

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may increase the risk that the Fund could be adversely affected by the poor performance of a single investment or type of investment. REITs have their own expenses, and as a result, the Fund and its shareholders will indirectly bear its proportionate share of expenses paid by each REIT in which it invests. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document. Such trusts run the risk of liquidating at an economically inopportune time.

REITs are also subject to unique federal tax requirements. A REIT that fails to comply with federal tax requirements affecting REITs may be subject to federal income taxation, which may affect the value of the REIT and the characterization of the REIT’s distributions, and a REIT that fails to comply with the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. The failure of a company to qualify as a REIT could have adverse consequences for a Fund, including significantly reducing return to the Fund on its investment in such company. In the event of a default of an underlying borrower or lessee, a REIT could experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income. REITs often do not provide complete tax information to a Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for a Fund to request permission from the Internal Revenue Service (“IRS”) to extend the deadline for issuance of Forms 1099-DIV.

Repurchase Agreements. (PowerShares BRIC Portfolio, PowerShares Dow Jones Industrial Average Dividend Portfolio, PowerShares Insider Sentiment Portfolio, PowerShares Zacks Mid-Cap Portfolio, PowerShares Zacks Multi-Asset Income Portfolio, PowerShares Raymond James SB-1 Equity Portfolio, PowerShares S&P Spin-Off Portfolio, PowerShares Wilshire Micro-Cap Portfolio, PowerShares Wilshire US REIT Portfolio, PowerShares China All-Cap Portfolio, PowerShares China Technology Portfolio, PowerShares S&P Global Water Index Portfolio, PowerShares S&P High Income Infrastructure Portfolio, PowerShares Solar Portfolio, PowerShares Defensive Equity Portfolio, PowerShares U.S. Large Cap Optimized Volatility Portfolio) Each Fund may enter into repurchase agreements, which are agreements pursuant to which securities are acquired by a Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which a Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. Each Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers (“Qualified Institutions”). The Adviser will monitor the continued creditworthiness of Qualified Institutions.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, a Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, a Fund’s ability to dispose of the underlying securities may be restricted. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

The resale price reflects the purchase price plus an agreed upon market rate of interest. The collateral is marked to market daily.

Reverse Repurchase Agreements. (PowerShares BRIC Portfolio, PowerShares Dow Jones Industrial Average Dividend Portfolio, PowerShares Insider Sentiment Portfolio, PowerShares Zacks Mid-Cap Portfolio, PowerShares Zacks Multi-Asset Income Portfolio, PowerShares Raymond James SB-1 Equity Portfolio, PowerShares S&P Spin-Off Portfolio, PowerShares Wilshire Micro-Cap Portfolio, PowerShares Wilshire US REIT Portfolio, PowerShares

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China All-Cap Portfolio, PowerShares China Technology Portfolio, PowerShares S&P Global Water Index Portfolio, PowerShares S&P High Income Infrastructure Portfolio, PowerShares Solar Portfolio, PowerShares Defensive Equity Portfolio, PowerShares U.S. Large Cap Optimized Volatility Portfolio) Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if a Fund has an opportunity to earn a greater rate of return on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and each Fund intends to use the reverse repurchase technique only when the Adviser believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of a Fund’s assets. The custodian bank will maintain a separate account for a Fund with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered a form of borrowing. Accordingly, each Fund may invest up to 33 1/3% of its total assets in reverse repurchase agreements, but each Fund currently expects to only invest in reverse repurchase agreements to a much more limited extent. Reverse repurchase agreements are not part of each Fund’s principal investment strategy.

Repurchase Agreements and Reverse Repurchase Agreements. (PowerShares S&P Global Dividend Opportunities Index Portfolio, PowerShares Canadian Energy Income Portfolio, PowerShares China Real Estate Portfolio, PowerShares China Small Cap Portfolio, PowerShares Frontier Markets Portfolio, PowerShares Zacks International Multi-Asset Income Portfolio, PowerShares MSCI Global Timber Portfolio, PowerShares Shipping Portfolio, PowerShares BulletShares Portfolios, PowerShares Ultra Short Duration Portfolio, PowerShares Total Return Bond Portfolio) Each of the Funds may enter into repurchase agreements. Repurchase agreements are similar to loans in many respects. Repurchase agreements are transactions in which the purchaser buys a debt security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed upon price, date and market rate of interest unrelated to the coupon rate or maturity of the purchased security. If the institution defaults on the repurchase agreement, a Fund will retain possession of the underlying securities. If bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by a Fund may be delayed or limited and the Fund may incur additional costs. In such case, the Fund will be subject to risks associated with changes in market value of the collateral securities. Each Fund intends to enter into repurchase agreements only with banks and broker/dealers believed to present minimal credit risks. Except as described above and elsewhere in this SAI, a Fund may enter into repurchase agreements maturing in less than seven days without limitation.

Repurchase agreements collateralized entirely by cash, U.S. government securities or liquid securities or instruments issued by an issuer that has an exceptionally strong credit quality (“Qualifying Collateral”) generally may be deemed to be “collateralized fully” and may be deemed to be investments in the underlying securities for certain purposes. A Fund may accept collateral other than Qualifying Collateral, including debt securities, equity securities and high yield fixed-income instruments that are rated below investment grade or determined to be of comparable quality (“Alternative Collateral”). Repurchase agreements secured by Alternative Collateral are not deemed to be “collateralized fully” under applicable regulations and the repurchase agreement is therefore considered a separate security issued by the counterparty to the Fund. Accordingly, a Fund must include repurchase agreements that are not “collateralized fully” in its calculations of securities issued by the selling institution held by the Fund for purposes of various portfolio diversification and concentration requirements applicable to the Fund. In addition, Alternative Collateral may not qualify as permitted or appropriate investments for a Fund under the Fund’s investment strategies and limitations. Accordingly, if a counterparty to a repurchase agreement defaults and a Fund takes possession of Alternative Collateral, the Fund may need to promptly dispose of the Alternative Collateral (or other securities held by the Fund, if the Fund exceeds a limitation on a permitted investment by virtue of taking possession of the Alternative Collateral). The Alternative Collateral may be particularly illiquid, especially in times of market volatility or in the case of a counterparty insolvency or bankruptcy, which may restrict a Fund’s ability to dispose of Alternative Collateral received from the counterparty.

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Each of the Funds may also enter into reverse repurchase agreements with the same parties with whom they may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund would sell securities and agree to repurchase them at a particular price at a future date. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. The Fund will segregate or earmark cash or liquid securities in an amount sufficient to cover its obligation under reverse repurchase agreements. Assets may be segregated with the Fund’s custodian or on the Fund’s books. Investments in reverse repurchase agreements are treated as borrowings and, therefore, are subject to a Fund’s fundamental policy on borrowing.

Restricted Securities. (PowerShares Total Return Bond Portfolio) The Fund may invest in restricted securities. Restricted securities cannot be sold to the public without registration under the 1933 Act. Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities may be considered illiquid and, therefore, are subject to the Fund’s limitation on illiquid securities.

Restricted securities may involve a high degree of business and financial risk which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid for by the Fund. The Fund may invest in restricted securities, including securities initially offered and sold without registration pursuant to Rule 144A under the 1933 Act (“Rule 144A Securities”) and securities of U.S. and non-U.S. issuers initially offered and sold outside the United States without registration with the SEC pursuant to Regulation S (“Regulation S Securities”) under the 1933 Act. Rule 144A Securities and Regulation S Securities generally may be traded freely among certain qualified institutional investors, such as the Fund, and non-U.S. persons, but resale to a broader based of investors in the United States may be permitted only in significantly more limited circumstances. A qualified institutional investor is defined by Rule 144A generally as an institution, acting for its own account or for the accounts of other qualified institutional investors, that in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers not affiliated with the institution. A dealer registered under the Securities Exchange Act of 1934, as amended (“1934 Act”), acting for its own account or the accounts of other qualified institutional investors, that in the aggregate owns and invests on a discretionary basis at least $10 million in securities of issuers not affiliated with the dealer may also qualify as a qualified institutional investor, as well as a 1934 Act registered dealer acting in a riskless principal transaction on behalf of a qualified institutional investor.

The Sub-Adviser, under supervision of the Board, will consider whether restricted securities are illiquid and thus subject to the Fund’s restriction on illiquid securities. Determination of whether a restricted security is liquid or not is a question of fact. In making the determination regarding the liquidity of restricted securities, the Sub-Adviser, as applicable, will consider the trading markets for the specific security taking into account the unregistered nature of a restricted security. In addition, the Sub-Adviser, as applicable, may consider: (1) the frequency of trades and quotes; (2) the number of dealers and potential purchasers; (3) dealer undertakings to make a market; and (4) the nature of the security and of the market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

Risk-Linked Securities (“RLS”). (PowerShares Total Return Bond Portfolio) Risk-linked securities (“RLS”) are a form of derivative issued by insurance companies and insurance-related special purpose vehicles that apply securitization techniques to catastrophic property and casualty damages. RLS are typically debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined “trigger event.” Depending on the specific terms and structure of the RLS, this trigger could be the result of a hurricane, earthquake or some other catastrophic event. Insurance companies securitize this risk to transfer to the capital markets the truly catastrophic part of the risk exposure. A typical RLS provides for income and return of capital similar to other fixed-income investments, but would involve full or partial default if losses resulting from a certain catastrophe exceeded a predetermined amount. RLS typically have relatively high yields compared with

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similarly rated fixed-income securities, and also have low correlation with the returns of traditional securities. Investments in RLS may be linked to a broad range of insurance risks, which can be broken down into three major categories: natural risks (such as hurricanes and earthquakes), weather risks (such as insurance based on a regional average temperature) and non-natural events (such as aerospace and shipping catastrophes). Although property-casualty RLS have been in existence for over a decade, significant developments have started to occur in securitizations done by life insurance companies. In general, life insurance industry securitizations could fall into a number of categories. Some are driven primarily by the desire to transfer risk to the capital markets, such as the transfer of extreme mortality risk (mortality bonds). Others, while also including the element of risk transfer, are driven by other considerations. For example, a securitization could be undertaken to relieve the capital strain on life insurance companies caused by the regulatory requirements of establishing very conservative reserves for some types of products. Another example is the securitization of the stream of future cash flows from a particular block of business, including the securitization of embedded values of life insurance business or securitization for the purpose of funding acquisition costs.

Rule 144A Securities. (PowerShares Ultra Short Duration Portfolio) The Fund may invest in Rule 144A securities. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the Securities Act. This rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the Securities Act. The Sub-Adviser, under supervision of the Board, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund’s restriction on illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Sub-Adviser will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Sub-Adviser could consider the (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers; (iii) dealer undertakings to make a market; and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The Sub-Adviser will also monitor the liquidity of Rule 144A securities, and if, as a result of changed conditions, the Sub-Adviser determines that a Rule 144A security is no longer liquid, the Sub-Adviser will review the Fund’s holdings of illiquid securities to determine what, if any, action is required to assure that the Fund complies with its restriction on investment of illiquid securities. Investing in Rule 144A securities could increase the amount of the Fund’s investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Short-Term Instruments. (PowerShares S&P Global Dividend Opportunities Index Portfolio, PowerShares Canadian Energy Income Portfolio, PowerShares China Real Estate Portfolio, PowerShares China Small Cap Portfolio, PowerShares Frontier Markets Portfolio, PowerShares Zacks International Multi-Asset Income Portfolio, PowerShares MSCI Global Timber Portfolio, PowerShares Shipping Portfolio, PowerShares BulletShares Portfolios) When the Funds experience large cash inflows through the sale of securities and/or creation orders and the equity securities that are included in the Funds’ respective Indexes are unavailable in sufficient quantities or at attractive prices, the Funds may hold short-term investments for a limited time at the discretion of the Investment Adviser. Short-term instruments consist of: (1) short-term obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or by any of the states; (2) other short-term debt securities; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; (5) repurchase agreements; (6) shares of money market funds; and (7) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities as of the date of purchase of not more than 397 days and that are rated in the top-two short-term categories by two Nationally Recognized Statistical Ratings Organizations (“NRSROs”), or if unrated, deemed to be of equal quality by the Investment Adviser.

Structured Notes. (PowerShares BulletShares Portfolios, PowerShares Total Return Bond Portfolio) The Funds are permitted to invest in structured notes, which are debt obligations that also contain an embedded derivative component with characteristics that adjust the obligation’s risk/return profile. Generally, the performance of a structured note will track that of the underlying debt obligation and the derivative embedded within it. A Fund has the right to receive periodic interest payments from the issuer of the structured notes at an agreed-upon interest rate and a return of the principal at the maturity date.

Structured notes are typically privately negotiated transactions between two or more parties. A Fund bears the risk that the issuer of the structured note would default or become bankrupt which may result in the loss of principal investment and periodic interest payments expected to be received for the duration of its investment in the structured notes.

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In the case of structured notes on credit default swaps a Fund would be subject to the credit risk of the corporate credit instruments underlying the credit default swaps. If one of the underlying corporate credit instruments defaults, the Fund may receive the security or credit instrument that has defaulted, or alternatively a cash settlement may occur, and the Fund’s principal investment in the structured note would be reduced by the corresponding face value of the defaulted security.

The market for structured notes may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for structured notes. In certain cases, a market price for a credit-linked security may not be available. The collateral for a structured note may be one or more credit default swaps, which are subject to additional risks.

Supranational Obligations. (PowerShares Ultra Short Duration Portfolio) The Fund may invest in securities or other obligations issued or backed by supranational organizations, which are international organizations that are designated or supported by government entities or banking institutions typically to promote economic reconstruction or development. These obligations are subject to the risk that the government(s) on whose support the organization depends may be unable or unwilling to provide the necessary support. The Fund may have little recourse against the supranational organization that issues or backs the obligation in the event of default. These obligations may be denominated in foreign currencies and the prices of these obligations may be more volatile than corporate debt obligations.

Swap Agreements. (PowerShares S&P Global Dividend Opportunities Index Portfolio, PowerShares Canadian Energy Income Portfolio, PowerShares China Real Estate Portfolio, PowerShares China Small Cap Portfolio, PowerShares Frontier Markets Portfolio, PowerShares Zacks International Multi-Asset Income Portfolio, PowerShares MSCI Global Timber Portfolio, PowerShares Shipping Portfolio, PowerShares BulletShares Portfolios, PowerShares Total Return Bond Portfolio) Each Fund may enter into swap agreements, including, but not limited to, total return swaps, index swaps, interest rate swaps, municipal market data rate locks and credit default swaps. A Fund may utilize swap agreements in an attempt to gain exposure to the securities in a market without actually purchasing those securities, or to hedge a position. Swap agreements are contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year and may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities or ETFs. Forms of swap agreements include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor,” and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Another form of swap agreement is a credit default swap. A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities or ETFs. Generally, the seller of credit protection against an issuer or basket of securities receives a periodic payment to compensate against potential default events. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Fund selling the credit protection.

In contrast, the buyer of a credit default swap would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the buyer of the credit protection would pay the counterparty a periodic

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stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund purchasing the credit protection.

Each Fund also may enhance income by selling credit protection or attempt to mitigate credit risk by buying protection. Credit default swaps could result in losses if the creditworthiness of an issuer or a basket of securities is not accurately evaluated.

Most swap agreements (but generally not credit default swaps) that a Fund might enter into require the parties to calculate the obligations of the parties to the agreement on a “net basis.” Swap agreements may not involve the delivery of securities or other underlying assets. Consequently, a Fund’s obligations (or rights) and risk of loss under such a swap agreement would generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Other swap agreements, such as credit default swaps, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.

Each Fund is required to cover its swaps positions in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder in order to limit the risk associated with the use of leverage and other related risks. A Fund’s obligations under a swap agreement (other than a CDS for which a Fund is the seller) would be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty would be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered would not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities and, accordingly, would not treat them as subject to a Fund’s borrowing restrictions. For swaps that are not cash settled, each Fund will earmark or segregate cash or liquid assets with a value at least equal to the full notional amount of the swaps (minus any amounts owed to the Fund) or enter into offsetting transactions. For swaps that are cash settled, each Fund may designate or segregate on its records cash or liquid assets equal to the Fund’s next daily marked-to-market net obligations under the swaps, if any, rather than the full notional amount. Such segregation will ensure that a Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of a Fund’s portfolio. By earmarking or designating assets equal to only its net obligation under cash-settled swaps, a Fund will have the ability to employ leverage to a greater extent than if a Fund were required to earmark or segregate assets equal to the full notional amount of such swaps.

Because they may be two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for a Fund’s illiquid investment limitations. A Fund would not enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a Fund is selling credit protection, the default of a third party issuer.

Each Fund may enter into swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement would typically be a bank, investment banking firm or broker-dealer or, in the case of a cleared swap, the clearinghouse. The counterparty would generally agree to pay a Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund would agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis (but generally not credit default swaps), which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term.

Other swap agreements, such as credit default swaps, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. A

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Fund would earmark and reserve assets necessary to meet any accrued payment obligations when it is the buyer of a credit default swap. In cases where a Fund is the seller of a credit default swap, if the credit default swap provides for physical settlement, the Fund would be required to earmark and reserve the full notional amount of the credit default swap.

A Fund may also enter into swaps on an index, including credit default index swaps (CDX), which are swaps on an index of credit default swaps. For example, a commercial mortgage-backed index (CMBX) is a type of CDX made up of 25 tranches of commercial mortgage-backed securities rather than CDS. Unlike other CDX contracts where credit events are intended to capture an event of default, CMBX involves a pay-as-you-go settlement process designed to capture non-default events that affect the cash flow of the reference obligation. Pay-as-you-go settlement involves ongoing, two-way payments over the life of a contract between the buyer and the seller of protection and is designed to closely mirror the cash flow of a portfolio of cash commercial mortgage-backed securities.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market. The Adviser under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk-free. The Dodd-Frank Act and related regulatory developments will ultimately require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and SEC recently defined as “swaps.” Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing. The Adviser will continue to monitor developments in this area, particularly to the extent regulatory changes affect the ability of the Funds to enter into swap agreements. Depending on a Fund’s size and other factors, the margin required under the rules of the clearinghouse and by the clearing member may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar bilateral swap. However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could change this comparison. Regulators are in the process of developing rules that would require trading and execution of most liquid swaps on trading facilities. Moving trading to an exchange-type system may increase market transparency and liquidity but may require a Fund to incur increased expenses to access the same types of swaps. Rules adopted in 2012 also require centralized reporting of detailed information about many types of cleared and uncleared swaps. Reporting of swap data may result in greater market transparency, but may subject a Fund to additional administrative burdens and the safeguards established to protect trader anonymity may not function as expected. Swaps traded in the over-the-counter market are subject to margin requirements which, once implemented, may increase the cost to the Fund of engaging in such transactions.

The use of swap agreements, including credit default swaps, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Swap Agreements. (PowerShares BRIC Portfolio, PowerShares Dow Jones Industrial Average Dividend Portfolio, PowerShares Insider Sentiment Portfolio, PowerShares Zacks Mid-Cap Portfolio, PowerShares Zacks Multi-Asset Income Portfolio, PowerShares Raymond James SB-1 Equity Portfolio, PowerShares S&P Spin-Off Portfolio, PowerShares Wilshire Micro-Cap Portfolio, PowerShares Wilshire US REIT Portfolio, PowerShares China All-Cap Portfolio, PowerShares China Technology Portfolio, PowerShares S&P Global Water Index Portfolio, PowerShares S&P High Income Infrastructure Portfolio, PowerShares Solar Portfolio, PowerShares Defensive Equity Portfolio, PowerShares U.S. Large Cap Optimized Volatility Portfolio)    Over-the-counter swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the “Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, with each Fund receiving or paying only the net

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amount of the two payments. The net amount of the excess, if any, of each Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

The use of swap agreements involves certain risks. For example, if the Counterparty under an over-the-counter swap agreement defaults on its obligation to make payments due from it, as a result of its bankruptcy or otherwise, each Fund may lose such payments altogether, or collect only a portion thereof, which collection could involve costs or delays.

The risk of loss with respect to swaps generally is limited to the net amount of payments that each Fund is contractually obligated to make. Over the counter swap agreements are also subject to the risk that the swap counterparty will default on its obligations. If such a default were to occur, each Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect a Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it contractually is entitled to receive). Each Fund, however, intends to utilize swaps in a manner designed to limit its risk exposure to levels comparable to direct investments in stocks.

Tracking Error. (PowerShares BRIC Portfolio, PowerShares Dow Jones Industrial Average Dividend Portfolio, PowerShares Insider Sentiment Portfolio, PowerShares Zacks Mid-Cap Portfolio, PowerShares Zacks Multi-Asset Income Portfolio, PowerShares Raymond James SB-1 Equity Portfolio, PowerShares S&P Spin-Off Portfolio, PowerShares Wilshire Micro-Cap Portfolio, PowerShares Wilshire US REIT Portfolio) The Funds may experience tracking error. A number of factors may contribute to a Fund’s tracking error. For example, the following factors may affect the ability of a Fund to achieve correlation with the performance of its Underlying Index: (1) Fund expenses, including brokerage (which may be increased by high portfolio turnover); (2) the Fund holding less than all of the securities in the Underlying Index and/or securities not included in the Underlying Index; (3) an imperfect correlation between the performance of instruments held by the Fund, such as futures contracts and options, and the performance of the underlying securities in the market; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) the Fund holding instruments traded in a market that has become illiquid or disrupted; (6) Fund share prices being rounded to the nearest cent; (7) changes to the Underlying Index that are not disseminated in advance; (8) the need to conform the Fund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; or (9) early or unanticipated closings of the markets on which the holdings of a Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions.

Trust Preferred Securities. (PowerShares Total Return Bond Portfolio) The Fund may invest in trust preferred securities. Trust preferred securities have the characteristics of both subordinated debt and preferred stock. Generally, trust preferred securities are issued by a trust that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company. The financial institutional creates the trust and owns the trust’s common securities. The trust uses the sale proceeds of its common securities to purchase subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds receive to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure is that the trust preferred securities are generally treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.

Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the 1933 Act and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as the Fund, to sell their holdings. In identifying the risks of the trust preferred securities, the Sub-Adviser will look to the

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condition of the financial institution as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as the Fund.

As a result of trust preferred securities being phased out of Tier I and Tier II capital of banking organizations, the Fund’s ability to invest in trust preferred securities may be limited. This may impact the Fund’s ability to achieve its investment objective.

U.S. Government Obligations. (PowerShares Ultra Short Duration Portfolio, PowerShares Total Return Bond Portfolio) The Fund may invest a portion of its assets in various types of U.S. Government obligations. U.S. Government obligations are a type of bond. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and Government National Mortgage Association (“GNMA”) certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Federal National Mortgage Association (i.e., FNMA), Federal Home Loan Mortgage Corporation (“FHLMC”) and Federal Home Loan Bank (“FHLB”) notes. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms. In September 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements (“SPAs”), the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. In May 2009, the U.S. Treasury increased its maximum commitment to each instrumentality under the SPAs to $200 billion per instrumentality. In December 2009, the U.S. Treasury further amended the SPAs to allow the cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in Fannie Mae’s and Freddie Mac’s net worth through the end of 2012. At the start of 2013, the unlimited support the U.S. Treasury extended to the two companies expired - Fannie Mae’s bailout is now capped at $125 billion and Freddie Mac has a limit of $149 billion. On August 17, 2012, the U.S. Treasury announced that it was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% dividend annually on all amounts of received under the funding commitment. Instead, they will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is anticipated that the new amendment would put Fannie Mae and Freddie Mac in a better position to service their debt.

Also in December 2009, the U.S. Treasury amended the SPAs to provide Fannie Mae and Freddie Mac with some additional flexibility to meet the requirement to reduce their mortgage portfolios. The actions of the U.S. Treasury are intended to ensure that Fannie Mae and Freddie Mac maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful.

Variable or Floating Rate Instruments. (PowerShares Total Return Bond Portfolio) The Fund may invest in variable or floating rate instruments and variable rate demand instruments, including variable amount master demand notes. These instruments will normally involve industrial development or revenue bonds that provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank. In addition, the interest rate on these securities may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. The Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest.

Debt instruments purchased by the Fund may be structured to have variable or floating interest rates. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates.

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Other variable and floating rate instruments include but are not limited to certain corporate debt securities, ABS, MBS, CMBS, CMOs, government and agency securities. The Sub-Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to the Fund’s fixed income investments, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet the Fund’s investment quality standards relating to investments in bank obligations. The Sub-Adviser will also continuously monitor the creditworthiness of issuers of such instruments to determine whether the Fund should continue to hold the investments.

The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and the Fund could suffer a loss if the issuer defaults or during periods in which the Fund is not entitled to exercise its demand rights.

Variable and floating rate instruments held by the Fund will be subject to the Fund’s limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the Fund may not demand payment of the principal amount of such instruments within seven days.

When-Issued Securities. (PowerShares Ultra Short Duration Portfolio, PowerShares Total Return Bond Portfolio) The Fund may purchase when-issued securities. Purchasing securities on a “when-issued” basis means that the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued. The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. The Fund will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

Securities purchased on a when-issued basis and the securities held in the Fund’s portfolio are subject to changes in market value based upon the public’s perception of the creditworthiness of the issuer and, if applicable, the changes in the level of interest rates. Therefore, if the Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund’s assets will fluctuate to a greater degree. Furthermore, when the time comes for the Fund to meet its obligations under when-issued commitments, the Fund will do so by using then available cash flow, by sale of the segregated liquid assets, by sale of other securities, or although it would not normally expect to do so, by directing the sale of when-issued securities themselves (which may have a market value greater or less than the Fund’s payment obligation).

Investment in securities on a when-issued basis may increase the Fund’s exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must sell another security in order to honor a when-issued commitment. The Fund will employ techniques designed to reduce such risks. If the Fund purchases a when-issued security, the Fund will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund’s when-issued commitments.

Zero-Coupon and Pay-in-Kind Securities. (PowerShares Ultra Short Duration Portfolio, PowerShares Total Return Bond Portfolio) The Fund may invest in zero-coupon or pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because zero-coupon and pay-in-kind securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal tax law requires the holders of zero-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid certain excise taxes, the Fund may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which could occur during periods of adverse market prices, in order to generate sufficient cash to meet these distribution requirements.

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20% Limit on Certain Investments. (PowerShares Total Return Bond Portfolio) The Fund may invest up to 20% of its total assets in the aggregate in MBS and ABS that are privately issued, non-agency and non-government sponsored entity (“Private MBS/ABS”), and in asset-backed commercial paper. Such holdings are subject to the respective limitations on the Fund’s investments in illiquid assets and high yield securities.

The Fund may invest up to 20% of its total assets in the aggregate in participations in and assignments of bank loans or corporate loans, which loans include syndicated bank loans, junior loans, bridge loans, unfunded commitments, revolvers and participation interests (but specifically do not include senior loans), in structured notes, in credit-linked notes, in risk-linked securities, in OTC REITs, and in OTC hybrid instruments. Such holdings are subject to the respective limitations on the Fund’s investments in illiquid assets and high yield securities.

PORTFOLIO TURNOVER

Each Fund calculates its portfolio turnover rate by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal period by the monthly average of the value of portfolio securities owned by the Fund during the fiscal period. A 100% portfolio turnover rate would occur, for example, if all of the portfolio securities (other than short-term securities) were replaced once during the fiscal period. Portfolio turnover rates will vary from year to year, depending on market conditions. At the date of this SAI, each Fund is new and has no operating history, and therefore portfolio turnover information is not yet available.

DISCLOSURE OF PORTFOLIO HOLDINGS

Quarterly Portfolio Schedule. Each Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each of its Funds’ portfolio holdings with the SEC on Form N-Q. Each Trust also discloses a complete schedule of each of its Funds’ portfolio holdings with the SEC on Form N-CSR after its second and fourth fiscal quarters.

Each Trust’s Forms N-Q and Forms N-CSR on behalf of each of its Funds will be available on the SEC’s website at http://www.sec.gov. Each Trust’s Forms N-Q and Forms N-CSR also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Each Trust’s Forms N-Q and Forms N-CSR will be available without charge, upon request, by calling 1-630-933-9600 or 1-800-983-0903 or by writing to the Trust at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515.

Portfolio Holdings Policy. Each Trust has adopted a policy regarding the disclosure of information about the Trust’s portfolio holdings. The Board must approve all material amendments to this policy.

The Funds’ portfolio holdings are disseminated publicly each day that the Funds are open for business through financial reporting and news services, including publicly accessible Internet websites. In addition, for in-kind creations, a basket composition file, which includes the security names and share quantities to deliver in exchange for Shares, together with estimates and actual cash components, is disseminated publicly each day prior to the opening of the Exchange via www.powershares.com/capitalmarkets and the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of each Fund. Each Trust, the Adviser, the Sub-Adviser (as applicable), and The Bank of New York Mellon (“BNYM” or the “Administrator”) will not disseminate non-public information concerning the Trust.

Access to information concerning the Funds’ portfolio holdings may be permitted at other times to personnel of third-party service providers, including the Funds’ custodian, transfer agent, auditors and counsel, as may be necessary to conduct business in the ordinary course in a manner consistent with such service providers’ agreements with the Trusts on behalf of the Funds.

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MANAGEMENT

The primary responsibility of the Board is to represent the interests of the Funds and to provide oversight of the management of the Funds. The Trust currently has eight Trustees. Six Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” (as such term is defined under the 1940 Act) or “independent” Trustees (“Independent Trustees”). One Trustee (the “Unaffiliated Trustee”) is an officer of a company that has engaged in securities transactions with clients advised by a sub-adviser to one or more funds in the “Fund Family” (as defined below), which clients do not include any of the Funds, but is not an affiliated person of the Adviser. The remaining Trustee (the “Interested Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (defined below) that they oversee and other directorships, if any, that they hold are shown below. The “Fund Complex” includes all open and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of the date of this SAI, the “Fund Family” consists of the Trusts and two other exchange-traded fund trusts advised by the Adviser.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During At Least the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustee During the Past 5 Years
Ronn R. Bagge — 1958 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Nominating and Governance Committee and Trustee	Chairman of the Nominating and Governance Committee and Trustee since 2003 (PowerShares Trust I), since 2007 (PowerShares Trust II), since 2016 (PowerShares Self-Indexed Trust), since 2008 (PowerShares Actively Managed Trust)	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	[159]	None

Todd J. Barre — 1957 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010 (PowerShares Trust I and PowerShares Trust II), since 2016 (PowerShares Self-Indexed Trust)	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	[159]	None

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Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During At Least the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustee During the Past 5 Years
Marc M. Kole — 1960 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the
Audit
Committee
since 2008
(PowerShares
Trust I and
PowerShares
Trust II), since
2016
(PowerShares
Self-Indexed
Trust); Trustee
since 2006
(PowerShares
Trust I), since
2007
(PowerShares
Trust II), since
2016
(PowerShares
Self-Indexed
Trust), since
2008
(PowerShares
Actively
		Managed Trust)	Senior Director of Finance, By The Hand Club for Kids (2015-Present); formerly: Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	[159]	None

Yung Bong Lim — 1964 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the
Investment
Oversight
Committee
since 2014
(PowerShares
Trust I and
PowerShares
Trust II), since
2016
(PowerShares
Self-Indexed
Trust); Trustee

since 2013
(PowerShares
Trust I and
PowerShares
Trust II), since
2016
(PowerShares
Self-Indexed
Trust)

			Managing Partner, Residential Dynamics Group LLC (2008-Present); formerly, Managing Director, Citadel Investment Group, L.L.C. (1999-2007).	[159]	None

Gary R. Wicker — 1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013 (PowerShares Trust I and PowerShares Trust II), since 2016 (PowerShares Self-Indexed Trust)	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	[159]	None

54

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During At Least the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustee During the Past 5 Years
Donald H. Wilson — 1959 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012 (PowerShares Trust I and PowerShares Trust II, since 2016 (PowerShares Self-Indexed Trust); Trustee since 2006 (PowerShares Trust I), since 2007 (PowerShares Trust II), since 2016 (PowerShares Self-Indexed Trust), since 2008 (PowerShares Actively Managed Trust)	Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (2016-Present); formerly, Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	[159]	None

* This is the date the Independent Trustee began serving the Trust. He serves an indefinite term, until his successor is elected.

The Unaffiliated Trustee, his term of office and length of time served, his principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Unaffiliated Trustee and the other directorships, if any, held by the Unaffiliated Trustee, are shown below.

Name, Address and Year of Birth of Unaffiliated Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During At Least the Past 5 Years	Number of Portfolios In Fund Complex Overseen by Unaffiliated Trustees	Other Directorships Held by Unaffiliated Trustee During the Past 5 Years
Philip M. Nussbaum—1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee**	Since 2007 (PowerShares Trust I and PowerShares Trust II), since 2016 (PowerShares Self-Indexed Trust), since 2008 (PowerShares Actively Managed Trust)	Chairman, Performance Trust Capital Partners (2004-Present).	[159]	None

* This is the date the Unaffiliated Trustee began serving the Trust. He serves an indefinite term, until his successor is elected.

** Effective May 18, 2016, Mr. Nussbaum became an Unaffiliated Trustee.

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee, are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During At Least the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustees	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome — 1956 Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010 (PowerShares Trust I and PowerShares Trust II), since 2015 (PowerShares Self-Indexed Trust)	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director, Invesco Finance PLC, and Invesco Holding Company Limited; Director and Executive Vice President, Invesco Holding Company (US), Inc., Invesco Finance, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and INVESCO Asset Management (Bermuda) Ltd.; Executive Vice President; (2008-Present); Invesco Investments (Bermuda) Ltd., Manager, Horizon Flight Works LLC; Director and Secretary, Invesco Services (Bahamas) Private Limited; formerly, Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	[159]	None

* This is the date the Interested Trustee began serving the Trust. He serves an indefinite term, until his successor is elected.

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Name, Address and Year of Birth of Executive Officer	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During At Least Past 5 Years
Daniel E. Draper— 1968 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015 (PowerShares Trust I and PowerShares Trust II), since 2016 (PowerShares Self-Indexed Trust)	President and Principal Executive Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-2015) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).
Adam Henkel— 1980 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer of Invesco PowerShares Capital Management LLC (2017-Present); Chief Compliance Officer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2017-Present); formerly, Senior Counsel, Invesco, Ltd. (2013-2017); and Assistant Vice President, U.S. Bancorp Fund Services, LLC (2010-2013).

56

Name, Address and Year of Birth of Executive Officer	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During At Least Past 5 Years
Steven M. Hill—1964 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2013 (PowerShares Trust I and PowerShares Trust II), since 2016 (PowerShares Self-Indexed Trust)	Vice President and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global ETF Administration, Invesco PowerShares Capital Management LLC (2011-Present); Principal Financial and Accounting Officer – Investment Pools, Invesco PowerShares Capital Management LLC (2015-Present); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Peter Hubbard—1981 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009 (PowerShares Trust I and PowerShares Trust II), since 2016 (PowerShares Self-Indexed Trust)	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Vice President and Director of Portfolio Management, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco PowerShares Capital Management LLC (2008-2010); Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris—1964 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012 (PowerShares Trust I and PowerShares Trust II), since 2016 (PowerShares Self-Indexed Trust)	President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2012-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

57

Name, Address and Year of Birth of Executive Officer	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During At Least Past 5 Years
Anna Paglia—1974 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011 (PowerShares Trust I and PowerShares Trust II), since 2016 (PowerShares Self-Indexed Trust)	Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2011-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco PowerShares Capital Management LLC (2010-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).
Rudolf E. Reitmann—1971 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013 (PowerShares Trust I and PowerShares Trust II), since 2016 (PowerShares Self-Indexed Trust)	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global Exchange Traded Funds Services, Invesco PowerShares Capital Management LLC (2013-Present).

58

Name, Address and Year of Birth of Executive Officer	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During At Least Past 5 Years
David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009 (PowerShares Trust I and PowerShares Trust II), since 2016 (PowerShares Self-Indexed Trust)	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Managing Director—Chief Administrative Officer, Americas, Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

* This is the date the officer began serving the Trust. Each officer serves an indefinite term, until his or her successor is elected.

Each Fund is newly established. As of the date of this SAI, none of the Trustees held equity securities in the Funds. [As of [December 31, 2016], each Trustee held in the aggregate over $100,000 in equity securities in all of the registered investment companies overseen by the Trustees.] The Share information for Messrs. Lim and Nussbaum include Shares of certain funds in which each of Mr. Lim and Mr. Nussbaum is deemed to be invested pursuant to the Trust’s deferred compensation plan (“DC Plan”), which is described below.

As of the date of this SAI, as to each Independent Trustee and Unaffiliated Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Funds.

Board and Committee Structure. As noted above, the Board is responsible for oversight of the Funds, including oversight of the duties performed by the Adviser for each Fund under the investment advisory agreement between the Adviser and the Trust, on behalf of each Fund (the “Investment Advisory Agreement”). The Board generally meets in regularly scheduled meetings five times a year, and may meet more often as required. During the twelve months ended October 31, 2017, the Board of each Trust held [seven] meetings.

The Board has three standing committees, the Audit Committee, the Investment Oversight Committee and the Nominating and Governance Committee, and has delegated certain responsibilities to those Committees.

Messrs. Kole (Chair), Wicker and Wilson currently serve as members of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) approve and recommend to the Board the selection of the Trust’s independent registered public accounting firm, (ii) review the scope of the independent registered public accounting firm’s audit activity, (iii) review the audited financial statements and (iv) review with such independent registered public accounting firm the adequacy and the effectiveness of the Trust’s internal controls over financial reporting. During the twelve months ended October 31, 2017, the Audit Committee of each Trust held [six] meetings.

Messrs. Bagge, Barre, Lim (Chair) and Nussbaum currently serve as members of the Investment Oversight Committee. The Investment Oversight Committee has the responsibility, among other things, (i) to review fund investment performance, including tracking error and correlation to a Fund’s underlying index, (ii) to review any proposed changes to a Fund’s investment policies, comparative benchmark indices or underlying index, and (iii) to review a Fund’s market trading activities and portfolio transactions. During the twelve months ended October 31, 2017, the Investment Oversight Committee of each Trust held [four] meetings.

Messrs. Bagge (Chair), Barre, Kole, Lim, [Nussbaum,] Wicker and Wilson currently serve as members of the Nominating and Governance Committee. The Nominating and Governance Committee has the responsibility, among other things, to identify and recommend individuals for Board membership and evaluate candidates for Board membership. The Board will consider recommendations for trustees from shareholders. Nominations from

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shareholders should be in writing and sent to the Secretary of the Trust to the attention of the Chairman of the Nominating and Governance Committee, as described below under the caption “Shareholder Communications.” During the twelve months ended October 31, 2017, the Nominating and Governance Committee of each Trust held [four] meetings.

Mr. Wilson, one of the Independent Trustees, serves as the chair of the Board (the “Independent Chair”). The Independent Chair, among other things, chairs the Board meetings, participates in the preparation of the Board agendas and serves as a liaison between, and facilitates communication among, the other Independent Trustees, the full Board, the Adviser and other service providers with respect to Board matters. The Chairs of the Audit Committee, Investment Oversight Committee and Nominating and Governance Committee also serve as liaisons between the Adviser and other service providers and the other Independent Trustees for matters pertaining to the respective Committee. The Board believes that its current leadership structure is appropriate taking into account the assets and number of Funds overseen by the Trustees, the size of the Board and the nature of the Funds’ business, as the Interested Trustees and officers of the Trust provide the Board with insight as to the daily management of the Funds while the Independent Chair promotes independent oversight of the Funds by the Board.

Risk Oversight. Each Fund is subject to a number of risks, including operational, investment and compliance risks. The Board, directly and through its Committees, as part of its oversight responsibilities, oversees the services provided by the Adviser and the Trust’s other service providers in connection with the management and operations of a Fund, as well as their associated risks. Under the oversight of the Board, the Trust, the Adviser and other service providers have adopted policies, procedures and controls to address these risks. The Board, directly and through its Committees, receives and reviews information from the Adviser, other service providers, the Trust’s independent registered public accounting firm, Trust counsel and counsel to the Independent Trustees to assist it in its oversight responsibilities. This information includes, but is not limited to, reports regarding a Fund’s investments, including Fund performance and investment practices, valuation of Fund portfolio securities, and compliance. The Board also reviews, and must approve any proposed changes to, a Fund’s investment objective, policies and restrictions, and reviews any areas of non-compliance with a Fund’s investment policies and restrictions. The Audit Committee monitors the Trust’s accounting policies, financial reporting and internal control system and reviews any internal audit reports impacting the Trust. As part of its compliance oversight, the Board reviews the annual compliance report issued by the Trust’s Chief Compliance Officer on the policies and procedures of the Trust and its service providers, proposed changes to those policies and procedures and quarterly reports on any material compliance issues that arose during the period.

Experience, Qualifications and Attributes. As noted above, the Nominating and Governance Committee is responsible for identifying, evaluating and recommending trustee candidates. The Nominating and Governance Committee reviews the background and the educational, business and professional experience of trustee candidates and the candidates’ expected contributions to the Board. Trustees selected to serve on the Board are expected to possess relevant skills and experience, time availability and the ability to work well with the other Trustees. In addition to those qualities and based on each Trustee’s experience, qualifications and attributes and the Trustees’ combined contributions to the Board, following is a brief summary of the information that led to the conclusion that each Board member should serve as a Trustee.

Mr. Bagge has served as a trustee and Chairman of the Nominating and Governance Committee with the Fund Family since 2003. He founded YQA Capital Management, LLC in 1998 and has since served as a principal. Previously, Mr. Bagge was the owner and CEO of Electronic Dynamic Balancing Company from 1988 to 2001. He began his career as a securities analyst for institutional investors, including CT&T Asset Management and J.C. Bradford & Co. The Board considered that Mr. Bagge has served as a board member or advisor for several privately held businesses and charitable organizations and the executive, investment and operations experience that Mr. Bagge has gained over the course of his career and through his financial industry experience.

Mr. Barre has served as a trustee with the Fund Family since 2010. He served as Assistant Professor of Business at Trinity Christian College from 2010 to 2016. Previously, he served in various positions with BMO Financial Group/Harris Private Bank, including Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001). From 1983 to 1994, Mr. Barre was with the Office of the Manager of Investments at Commonwealth Edison Co. He also was a staff accountant at Peat Marwick Mitchell & Co. from 1981 to 1983. The Board considered the executive, financial and investment experience that Mr. Barre has gained over the course of his career and through his financial industry experience.

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Mr. Carome has served as a trustee with the Fund Family since 2010. He has served as the Senior Managing Director and General Counsel of Invesco Ltd. since 2006, and has held various senior executive positions with Invesco Ltd. since 2003. Previously, he served in various positions with Liberty Financial Companies, Inc., including Senior Vice President and General Counsel (2000-2001), General Counsel of certain investment management subsidiaries (1998-2000) and Associate General Counsel (1993-1998). Prior to his employment with Liberty Financial Companies, Inc., Mr. Carome was an associate with Ropes & Gray LLP. The Board considered Mr. Carome’s senior executive position with Invesco Ltd.

Mr. Kole has served as a trustee with the Fund Family since 2006 and Chairman of the Audit Committee since 2008. He has been the Senior Director of Finance of By The Hand Club for Kids since 2015. Previously, he was the Chief Financial Officer of Hope Network from 2008 to 2012 and he was the Assistant Vice President and Controller at Priority Health from 2005 to 2008, Senior Vice President of Finance of United Healthcare from 2004 to 2005, Chief Accounting Officer and Senior Vice President of Finance of Oxford Health Plans from 2000 to 2004 and Audit Partner at Arthur Andersen LLP from 1996 to 2000. The Board of the Trust has determined that Mr. Kole is an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Kole has gained over the course of his career and through his financial industry experience.

Mr. Lim has served as a trustee with the Fund Family since 2013 and Chairman of the Investment Oversight Committee since 2014. He has been a Managing Partner of Residential Dynamics Group LLC since 2008. Previously, he was a Managing Director and the Head of the Securitized Products Group of Citadel Investment Group, L.L.C. (1999-2007). Prior to his employment with Citadel Investment Group, L.L.C., he was a Managing Director with Salomon Smith Barney. The Board considered the executive, financial and operations experience that Mr. Lim has gained over the course of his career and through his financial industry experience.

Mr. Nussbaum has served as a trustee with the Fund Family since 2003. He has served as the Chairman of Performance Trust Capital Partners since 2004 and was the Executive Vice President of Finance from 1994 to 1999. Mr. Nussbaum also served as Managing Director of the Communication Institute from 2002 to 2003. Prior to joining Performance Trust Capital Partners in 1994, he was a Vice President at Clayton Brown & Associates. Before that, he was a senior examiner with the Financial Markets Unit of the Federal Reserve Bank of Chicago. The Board considered the executive, financial, investment and operations experience that Mr. Nussbaum has gained over the course of his career and through his financial industry experience.

Mr. Wicker has served as a trustee with the Fund Family since 2013. He has served as Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries since 2013. Previously, he was the Executive Vice President and Chief Financial Officer of Zondervan Publishing from 2007 to 2012. Prior to his employment with Zondervan Publishing, he held various positions with divisions of The Thomson Corporation, including Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999). Prior to that, Mr. Wicker was Senior Manager in the Audit and Business Advisory Services Group of Price Waterhouse (1985-1996). The Board of the Trust has determined that Mr. Wicker is an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Wicker has gained over the course of his career and through his financial industry experience.

Mr. Wilson has served as a trustee with the Fund Family since 2006 and as the Independent Chair since 2012. He also served as lead Independent Trustee in 2011. He has served as the Chairman and Chief Executive Officer of Stone Pillar Advisors, Ltd. since 2010 and as President and Chief Executive Officer of Stone Pillar Investments, Ltd. since 2016. Previously, he was the Chairman, President and Chief Executive Officer of Community Financial Shares, Inc. and its subsidiary, Community Bank—Wheaton/Glen Ellyn (2013-2015). He also was the Chief Operating Officer (2007-2009) and Executive Vice President and Chief Financial Officer (2006-2007) of AMCORE Financial, Inc. Mr. Wilson also served as Senior Vice President and Treasurer of Marshall & Ilsley Corp. from 1995 to 2006. He started his career with the Federal Reserve Bank of Chicago, serving in several roles in the bank examination division and the economic research division. The Board of the Trust has determined that Mr. Wilson is

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an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Wilson has gained over the course of his career and through his financial industry experience.

This disclosure is not intended to hold out any Trustee as having any special expertise and shall not impose greater duties, obligations or liabilities on the Trustees. The Trustees’ principal occupations during at least the past five years are shown in the above table.

For his services as a Trustee of the Trust and other trusts in the Fund Family, each Independent Trustee and Unaffiliated Trustee receives an annual retainer of $290,000 (the “Retainer”). The Retainer for the Independent Trustees is allocated half pro rata among all the funds in the Fund Family and the other half is allocated among all of the funds in the Fund Family based on average net assets. Mr. Wilson receives an additional $100,000 per year for his service as the Independent Chair, allocated in the same manner as the Retainer. The chair of the Audit Committee receives an additional fee of $28,000 per year and the chairs of the Investment Oversight Committee and the Nominating and Governance Committee each receive an additional fee of $17,000 per year, each allocated in the same manner as the Retainer. Prior to January 1, 2017, the Retainer was $250,000, and the additional fee for the Independent Chair was $78,000. Each Trustee also is reimbursed for travel and other out-of-pocket expenses incurred in attending Board and committee meetings. Effective July 1, 2016, the Adviser, on behalf of a Fund, compensates the Unaffiliated Trustee and reimburses the Unaffiliated Trustee’s travel and other out-of-pocket expenses.

The Trust’s DC Plan allows each Independent Trustee and Unaffiliated Trustee to defer payment of all or a portion of the fees that the Trustee receives for serving on the Board throughout the year. Each eligible Trustee generally may elect to have deferred amounts credited with a return equal to the total return [on one to five of the funds of a Trust that are offered as investment options under the DC Plan.] At the Trustee’s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of years designated by the Trustee. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured, and such amounts are subject to the claims of the creditors of the Funds. The Independent Trustees and the Unaffiliated Trustee are not eligible for any pension or profit sharing plan in their capacity as Trustees.

The following sets forth the fees paid to each Trustee for the twelve months ended October 31, 2017.

Name of Trustee	Aggregate Compensation From PowerShares Trust I (1)	Aggregate Compensation From PowerShares Trust II (1)	Aggregate Compensation From PowerShares Self-Indexed Trust (1)	Aggregate Compensation From PowerShares Actively Managed Trust (1)	Pension or Retirement Benefits accrued as part of Fund Expenses	Total Compensation Paid From Fund Complex (2)
Independent Trustees
Ronn R. Bagge
Todd J. Barre
Marc M. Kole
Yung Bong Lim
Gary R. Wicker
Donald H. Wilson
Unaffiliated Trustee
Philip M. Nussbaum
Interested Trustee
Kevin M. Carome

(1) [Because the Funds had not commenced operations as of October 31, 2017, the Funds did not pay any portion of the amounts shown in this table.]

(2)    The amounts shown in this column represent the aggregate compensation paid by all funds of the trusts in the Fund Family (except as noted in the prior footnote) for the fiscal year ended August 31, 2017 before deferral by the Trustees under the DC Plan. During the fiscal year ended August 31, 2017, [both Mr. Lim and Mr. Nussbaum deferred 100% of their compensation.]

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As of the date of this SAI, the Trustees and officers, as a group, owned none of each Fund’s outstanding Shares.

Principal Holders and Control Persons. Each Fund is new and, as of the date of this SAI, no person owned of record more than 5% of the outstanding Shares.

Shareholder Communications. Shareholders may send communications to the Trust’s Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). The shareholder may send the communication to either the Trust’s office or directly to such Board members at the address specified for each Trustee. Management will review and generally respond to other shareholder communications the Trust receives that are not directly addressed and sent to the Board. Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.

Investment Adviser. The Adviser provides investment tools and portfolios for advisers and investors. The Adviser is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches. Its asset management philosophy and investment discipline is rooted deeply in the application of intuitive factor analysis and model implementation to enhance investment decisions.

The Adviser acts as investment adviser for, and manages the investment and reinvestment of, the assets of the Funds. The Adviser also administers the Trust’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.

Invesco PowerShares Capital Management LLC, organized February 7, 2003, is located at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515. Invesco Ltd. is the parent company of Invesco PowerShares Capital Management LLC and is located at Two Peachtree Pointe, 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Invesco Ltd. and its subsidiaries are an independent global investment management group.

Sub-Adviser. The Sub-Adviser manages the investment and reinvestment of the PowerShares Ultra Short Duration Portfolio’s and PowerShares Total Return Bond Portfolio’s assets on an ongoing basis under the supervision of the Adviser. The Sub-Adviser, Invesco Advisers, Inc., is located at Two Peachtree Pointe, 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

Portfolio Managers. The Adviser uses a team of portfolio managers (the “Portfolio Managers”), investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser’s (and with respect to the PowerShares Ultra Short Duration Portfolio and PowerShares Total Return Bond Portfolio, the Sub-Adviser’s) extensive resources. With respect to the PowerShares Ultra Short Duration Portfolio and PowerShares Total Return Bond Portfolio, the Sub-Adviser’s portfolio managers develop investment models which are used in connection with the management of the Funds. Peter Hubbard oversees all research, portfolio management and trading operations of the Adviser. In this capacity, he oversees a team of the Portfolio Managers responsible for the day-to-day management of the Funds. The following table lists the investment professionals who are jointly and primarily responsible, on a day-to-day basis, for the management of the Claymore Funds, and the investment professionals who are jointly and primarily responsible, on a day-to-day basis, for the management of the PowerShares Funds:

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Claymore Funds	PowerShares Funds’ Portfolio Managers

PowerShares BRIC Portfolio

PowerShares S&P Global Dividend Opportunities Index Portfolio

PowerShares Canadian Energy Income Portfolio

PowerShares China All-Cap Portfolio

PowerShares China Real Estate Portfolio

PowerShares China Small Cap Portfolio

PowerShares China Technology Portfolio

PowerShares Frontier Markets Portfolio

PowerShares Zacks International Multi-Asset Income Portfolio

PowerShares MSCI Global Timber Portfolio

PowerShares Shipping Portfolio

PowerShares S&P Global Water Index Portfolio

PowerShares Solar Portfolio

PowerShares Dow Jones Industrial Average Dividend Portfolio

PowerShares Insider Sentiment Portfolio

PowerShares Zacks Mid-Cap Portfolio

PowerShares Zacks Multi-Asset Income Portfolio

PowerShares Raymond James SB-1 Equity Portfolio

PowerShares S&P Spin-Off Portfolio

PowerShares Wilshire Micro-Cap Portfolio

PowerShares Wilshire US REIT Portfolio

PowerShares Defensive Equity Portfolio

PowerShares S&P High Income Infrastructure Portfolio

PowerShares U.S. Large Cap Optimized Volatility Portfolio

Peter Hubbard, Michael Jeanette, Jonathan Nixon and Tony Seisser

PowerShares BulletShares 2018 Corporate Bond Portfolio

PowerShares BulletShares 2018 High Yield Corporate Bond Portfolio

PowerShares BulletShares 2019 Corporate Bond Portfolio

PowerShares BulletShares 2019 High Yield Corporate Bond Portfolio

PowerShares BulletShares 2020 Corporate Bond Portfolio

PowerShares BulletShares 2020 High Yield Corporate Bond Portfolio

PowerShares BulletShares 2021 Corporate Bond Portfolio

PowerShares BulletShares 2021 High Yield Corporate Bond Portfolio

PowerShares BulletShares 2022 Corporate Bond Portfolio

PowerShares BulletShares 2022 High Yield Corporate Bond Portfolio

PowerShares BulletShares 2023 Corporate Bond Portfolio

PowerShares BulletShares 2023 High Yield Corporate Bond Portfolio

PowerShares BulletShares 2024 Corporate Bond Portfolio

PowerShares BulletShares 2024 High Yield Corporate Bond Portfolio

PowerShares BulletShares 2025 Corporate Bond Portfolio

PowerShares BulletShares 2025 High Yield Corporate Bond Portfolio

PowerShares BulletShares 2026 Corporate Bond Portfolio

PowerShares BulletShares 2027 Corporate Bond Portfolio

Peter Hubbard, Jeffrey W. Kernagis, Gary T. Jones, Philip Fang and Richard Ose

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Claymore Funds	PowerShares Funds’ Portfolio Managers
PowerShares Ultra Short Duration Portfolio	Laurie F. Brignac, Joseph S. Madrid, CFA, and Marques Mercier
PowerShares Total Return Bond Portfolio	Michael Hyman, Chuck Burge and Matt Brill, CFA

The information below reflects the other funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment vehicles and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.

As of November 30, 2017, Mr. Hubbard managed [     ] registered investment companies with a total of approximately $[    ] in assets, [    ] other pooled investment vehicles with approximately $[    ] in assets and no other accounts.

As of November 30, 2017, Mr. Jeanette managed [     ] registered investment companies with a total of approximately $[    ] in assets, [    ] other pooled investment vehicles with approximately $[    ] in assets and no other accounts.

As of November 30, 2017, Mr. Nixon managed [     ] registered investment companies with a total of approximately $[    ] in assets, [    ] other pooled investment vehicles with approximately $[    ] in assets and no other accounts.

As of November 30, 2017, Mr. Seisser managed [     ] registered investment companies with a total of approximately $[    ] in assets, [    ] other pooled investment vehicles with approximately $[    ] in assets and no other accounts.

As of November 30, 2017, Mr. Kernagis managed [     ] registered investment companies with a total of approximately $[    ] in assets, [    ] other pooled investment vehicles with approximately $[    ] in assets and no other accounts.

As of November 30, 2017, Mr. Jones managed [     ] registered investment companies with a total of approximately $[    ] in assets, [    ] other pooled investment vehicles with approximately $[    ] in assets and no other accounts.

As of November 30, 2017, Mr. Fang managed [     ] registered investment companies with a total of approximately $[    ] in assets, [    ] other pooled investment vehicles with approximately $[    ] in assets and no other accounts.

As of November 30, 2017, Mr. Ose managed [     ] registered investment companies with a total of approximately $[    ] in assets, [    ] other pooled investment vehicles with approximately $[    ] in assets and no other accounts.

As of November 30, 2017, Ms. Brignac managed [     ] registered investment companies with a total of approximately $[    ] in assets, [    ] other pooled investment vehicles with approximately $[    ] in assets and no other accounts.

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As of November 30, 2017, Mr. Madrid managed [     ] registered investment companies with a total of approximately $[    ] in assets, [    ] other pooled investment vehicles with approximately $[    ] in assets and no other accounts.

As of November 30, 2017, Mr. Mercier managed [     ] registered investment companies with a total of approximately $[    ] in assets, [    ] other pooled investment vehicles with approximately $[    ] in assets and no other accounts.

As of November 30, 2017, Mr. Hyman managed [     ] registered investment companies with a total of approximately $[    ] in assets, [    ] other pooled investment vehicles with approximately $[    ] in assets and no other accounts.

As of November 30, 2017, Mr. Burge managed [     ] registered investment companies with a total of approximately $[    ] in assets, [] other pooled investment vehicles with approximately $[    ] in assets and no other accounts.

As of November 30, 2017, Mr. Brill managed [     ] registered investment companies with a total of approximately $[    ] in assets, [    ] other pooled investment vehicles with approximately $[    ] in assets and no other accounts.

Although the other funds that the Portfolio Managers manage may have different investment strategies, the Adviser does not believe that management of these different funds presents a material conflict of interest for the Portfolio Managers or the Adviser.

Description of Compensation Structure.—Adviser. The Portfolio Managers are compensated with a fixed salary amount by the Adviser. The Portfolio Managers are eligible, along with other senior employees of the Adviser, to participate in a year-end discretionary bonus pool. The Compensation Committee of the Adviser will review management bonuses and, depending upon the size, the Compensation Committee may approve the bonus in advance. There is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers.

Description of Compensation Structure—Sub-Adviser (PowerShares Ultra Short Duration Portfolio and PowerShares Total Return Bond Portfolio). The Sub-Adviser seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. The Sub-Adviser’s portfolio managers receive a base salary, an incentive bonus opportunity, and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. The Sub-Adviser evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

The Sub-Adviser’s portfolio managers are paid a base salary. In setting the base salary, the Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities. The portfolio managers are eligible, along with other senior employees of the Sub-Adviser, to participate in a year-end discretionary bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available for Invesco’s investment centers. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. A portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e., investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager as described in the following table.

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Sub-Adviser	Performance Time Period (1)
Invesco (2)	One-, Three- and Five-year performance against Fund peer group.

(1) Rolling time periods based on calendar year end.

(2)    Portfolio managers may be granted a short-term award that vests on a pro-rata basis over a four-year period and final payments are based on the performance of eligible funds selected by the portfolio manager at the time the award is granted.

High investment performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of Invesco stock from pools determined from time to time by the Remuneration Committee of the Invesco Ltd. Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

Portfolio Holdings. As of the date of this SAI, each Fund has not yet commenced investment operations, and none of the Portfolio Managers beneficially own any Shares.

Because the portfolio managers of the Adviser and/or Sub-Adviser may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another, resulting in conflicts of interest. For instance, the Adviser or Sub-Adviser may receive fees from certain accounts that are higher than the fee it receives from the Funds, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Funds. In addition, a conflict of interest could exist to the extent that the Adviser or Sub-Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser or the Sub-Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser or Sub-Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser or the Sub-Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser and Sub-Adviser have adopted trade allocation and other policies and procedures that they believe are reasonably designed to address these and other conflicts of interest.

Investment Advisory Agreement. Pursuant to an investment advisory agreement between the Adviser and each Trust (the “Investment Advisory Agreement”), each of the following Funds has agreed to pay the Adviser an annual advisory fee equal to a percentage of its average daily net assets (the “Advisory Fee”) set forth in the chart below:

Fund	Advisory Fee
PowerShares BRIC Portfolio	0.50%
PowerShares Insider Sentiment Portfolio	0.50%
PowerShares Zacks Mid-Cap Portfolio	0.50%
PowerShares Zacks Multi Asset Income Portfolio	0.50%
PowerShares S&P Spin-Off Portfolio	0.50%
PowerShares S&P Global Dividend Opportunities Index Portfolio	0.50%

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Fund	Advisory Fee
PowerShares Canadian Energy Income Portfolio	0.50%
PowerShares China Real Estate Portfolio	0.50%
PowerShares China Small Cap Portfolio	0.55%
PowerShares Frontier Markets Portfolio	0.50%
PowerShares Zacks International Multi-Asset Income Portfolio	0.50%
PowerShares MSCI Global Timber Portfolio	0.50%
PowerShares S&P Global Water Index Portfolio	0.50%
PowerShares Solar Portfolio	0.50%
PowerShares Defensive Equity Portfolio	0.50%
PowerShares Ultra Short Duration Portfolio	0.20%

Each Fund listed above is responsible for all of its own expenses, including the Advisory Fee, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, Acquired Fund Fees and Expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, a portion of the licensing fees related to its respective Underlying Index, as applicable, any distribution fees or expenses, litigation expenses, fees payable to the applicable Trust’s Board members and officers who are not “interested persons” of the Trust or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for those members of the Board who are not “interested persons” of the Trust and extraordinary expenses.

The Trusts and the Adviser have entered into an Excess Expense Agreement (the “Expense Agreement”) on behalf of each Fund listed above pursuant to which the Adviser has agreed to waive fees and/or reimburse Fund expenses to the extent necessary to prevent the operating expenses of each such Fund from exceeding the following rate as a percentage of its average daily net assets per year (each, an “Expense Cap”) through the later of: (i) two years from the closing of the Reorganizations; or (ii) each Claymore Fund’s cap expiration date as listed in its then current registration statement on September 28, 2017:

Fund	Expense Cap
PowerShares BRIC Portfolio	0.60%
PowerShares Insider Sentiment Portfolio	0.60%
PowerShares Zacks Mid-Cap Portfolio	0.60%
PowerShares Zacks Multi Asset Income Portfolio	0.60%
PowerShares S&P Spin-Off Portfolio	0.60%
PowerShares S&P Global Dividend Opportunities Index Portfolio	0.60%
PowerShares Canadian Energy Income Portfolio	0.65%
PowerShares China Real Estate Portfolio	0.65%
PowerShares China Small Cap Portfolio	0.70%
PowerShares Frontier Markets Portfolio	0.65%
PowerShares Zacks International Multi-Asset Income Portfolio	0.65%
PowerShares MSCI Global Timber Portfolio	0.55%
PowerShares S&P Global Water Index Portfolio	0.63%
PowerShares Solar Portfolio	0.65%
PowerShares Defensive Equity Portfolio	0.60%
PowerShares Ultra Short Duration Portfolio	0.27%

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Pursuant to the Expense Agreement, certain expenses are not covered by the Expense Cap. Each Fund’s Expense Cap excludes interest expenses, a portion of the Fund’s licensing fees, brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses. However, in addition to the Expense Caps above, the Adviser has agreed to reimburse a Fund in the amount equal to the licensing fees that the Fund pays that cause the operating expenses of the Fund to exceed the net annual operating expenses set forth in the Proxy Statement/Prospectus under “Comparison of Shareholder Fees and Annual Fund Operating Expenses” through the later of: (i) two years from the closing date of the Reorganization; or (ii) the expiration date of the corresponding Claymore Fund’s expense cap as listed in its then current registration statement on September 28, 2017.

The Expense Agreement provides that for each Fund listed above, the expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date that the Adviser bore the expense, but no recapture payment will be made by a Fund if it would result in the Fund exceeding its Expense Cap. In no instance will the Adviser recapture any amounts for periods when a Fund’s total expenses exceeded the expense limit in place at the time the waiver was made.

Pursuant to a separate investment advisory agreement between the Adviser and each Trust, each of the following Funds pays the Adviser an annual unitary management fee equal to a percentage of its average daily net assets (the “Management Fee”) set forth in the chart below. Out of the unitary Management Fee, the Adviser pays substantially all expenses of each Fund listed above, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, Acquired Fund Fees and Expenses, if any, interest, litigation expenses and other extraordinary expenses.

Fund	Management Fee
PowerShares Dow Jones Industrial Average Dividend Portfolio	0.30%
PowerShares Raymond James SB-1 Equity Portfolio	0.75%
PowerShares Wilshire Micro-Cap Portfolio	0.50%
PowerShares Wilshire US REIT Portfolio	0.32%
PowerShares Shipping Portfolio	0.65%
PowerShares China All-Cap Portfolio	0.70%
PowerShares China Technology Portfolio	0.70%
PowerShares S&P High Income Infrastructure Portfolio	0.45%
PowerShares BulletShares 2018 Corporate Bond Portfolio	0.24%
PowerShares BulletShares 2018 High Yield Corporate Bond Portfolio	0.42%
PowerShares BulletShares 2019 Corporate Bond Portfolio	0.24%
PowerShares BulletShares 2019 High Yield Corporate Bond Portfolio	0.42%
PowerShares BulletShares 2020 Corporate Bond Portfolio	0.24%
PowerShares BulletShares 2020 High Yield Corporate Bond Portfolio	0.42%
PowerShares BulletShares 2021 Corporate Bond Portfolio	0.24%
PowerShares BulletShares 2021 High Yield Corporate Bond Portfolio	0.42%
PowerShares BulletShares 2022 Corporate Bond Portfolio	0.24%
PowerShares BulletShares 2022 High Yield Corporate Bond Portfolio	0.42%
PowerShares BulletShares 2023 Corporate Bond Portfolio	0.24%
PowerShares BulletShares 2023 High Yield Corporate Bond Portfolio	0.42%
PowerShares BulletShares 2024 Corporate Bond Portfolio	0.24%
PowerShares BulletShares 2024 High Yield Corporate Bond Portfolio	0.42%
PowerShares BulletShares 2025 Corporate Bond Portfolio	0.24%
PowerShares BulletShares 2025 High Yield Corporate Bond Portfolio	0.42%
PowerShares BulletShares 2026 Corporate Bond Portfolio	0.24%

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Fund	Management Fee
PowerShares BulletShares 2027 Corporate Bond Portfolio	0.24%
PowerShares U.S. Large Cap Optimized Volatility Portfolio	0.30%
PowerShares Total Return Bond Portfolio	0.50%

[With respect to the Funds above with a unitary Management Fee, the Adviser has agreed to waive fees and/or reimburse Fund expenses to the extent necessary to prevent the operating expenses of each such Fund from exceeding the Management Fee through the later of: (i) two years from the closing date of the Reorganization; or (ii) each Claymore Fund’s cap expiration date as listed in its then current registration statement on September 28, 2017.]

The Funds may invest in money market funds that are managed by affiliates of the Adviser. The indirect portion of the management fee that a Fund incurs through such investments is in addition to the Adviser’s management fee. Therefore, the Adviser has agreed to waive the fees that it receives in an amount equal to the indirect management fees that a Fund incurs through its investments in such affiliated money market funds through at least two years from the closing date of the Reorganization. There is no guarantee that the Adviser will extend the waiver of these fees past that date.

Under the Investment Advisory Agreements, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Investment Advisory Agreements, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Investment Advisory Agreements continue in effect only if approved annually by the Board, including a majority of the Independent Trustees. The Investment Advisory Agreements terminate automatically upon assignment and is terminable at any time without penalty as to a Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of that Fund’s outstanding voting securities on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the Fund.

Sub-Advisory Agreements (PowerShares Ultra Short Duration Portfolio and PowerShares Total Return Bond Portfolio). The Adviser has entered into sub-advisory agreements with certain affiliates to serve as sub-advisers to the PowerShares Ultra Short Duration Portfolio and PowerShares Total Return Bond Portfolio (each, a “Sub-Advisory Agreement”) pursuant to which these affiliated sub-advisers may be appointed by the Adviser from time to time to provide discretionary investment management services, investment advice and/or order execution services to the PowerShares Ultra Short Duration Portfolio and PowerShares Total Return Bond Portfolio. These affiliated sub-advisers are:

•	Invesco Advisers, Inc. (previously defined as “Invesco”);

• Invesco Asset Management Deutschland GmbH (“Invesco Deutschland”);

• Invesco Asset Management Limited (“Invesco Asset Management”);

• Invesco Asset Management (Japan) Limited (“Invesco Japan”);

• Invesco Hong Kong Limited (“Invesco Hong Kong”);

• Invesco Senior Secured Management, Inc. (“Invesco Senior Secured”); and

• Invesco Canada Ltd. (“Invesco Canada”).

The Adviser and each affiliated sub-adviser listed above are indirect, wholly owned subsidiaries of Invesco Ltd. Under each Sub-Advisory Agreement, each sub-adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Sub-Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of sub-adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. Each Sub-Advisory Agreement continues in effect (following their initial term) only if approved annually by the Board, including a majority of the Independent Trustees.

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Each Sub-Advisory Agreement terminates automatically upon assignment or termination of the Advisory Agreement and are terminable at any time without penalty as to a Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Fund’s outstanding voting securities on 60 days’ written notice to the relevant Sub-Adviser, by the Adviser on 60 days’ written notice to the relevant Sub-Adviser or by the Sub-Adviser on 60 days’ written notice to the Trust.

Invesco currently serves as Sub-Adviser to the PowerShares Ultra Short Duration Portfolio and PowerShares Total Return Bond Portfolio. The Adviser pays the Sub-Adviser a fee which will be computed daily and paid as of the last day of each month equal to 40% of the Adviser’s monthly compensation with respect to the assets of the Fund for which the Sub-Adviser provides sub-advisory services. On an annual basis, the Sub-Advisory fee is equal to 40% of the Adviser’s compensation of the sub-advised assets per year.

Invesco is located at Two Peachtree Pointe, 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

Invesco Deutschland is located at An der Welle 5M, 1st Floor, 60322, Frankfurt am Main, Germany.

Invesco Asset Management is located at Perpetual Park, Perpetual Park Drive, Henley-on-Thames, Oxfordshire, RG9 1HH, United Kingdom.

Invesco Japan is located at Roppongi Hills Mori Tower 14F, P.O. Box 115, 6-10-1 Roppongi, Minato-ku, Tokyo 106-6114, Japan.

Invesco Hong Kong is located at 41st Floor, Champion Tower, 3 Garden Road, Central, Hong Kong.

Invesco Senior Secured is located at 1166 Avenue of the Americas, New York, New York 10036.

Invesco Canada is located at 5140 Yonge Street, Suite 800, Toronto, Ontario, Canada M2N 6X7.

Payments to Financial Intermediaries. The Adviser, the Distributor and/or their affiliates may enter into contractual arrangements with certain broker-dealers and other financial intermediaries that the Adviser, the Distributor and/or their affiliates believe may benefit the Funds. Pursuant to such arrangements, the Adviser, the Distributor and/or their affiliates may provide cash payments or non-cash compensation to intermediaries for certain activities related to certain Funds. Such payments are designed to make registered representatives and other professionals more knowledgeable about exchange-traded products, including each Fund, or for other activities, such as participating in marketing activities and presentations, educational training programs, conferences, data collection and provision, technology support, the development of technology platforms and reporting systems. The Adviser, the Distributor and/or their affiliates also may pay intermediaries for certain printing, publishing and mailing costs associated with the Funds or materials relating to exchange-traded funds in general. As of the date of this SAI, the Adviser had such arrangements in place with Charles Schwab & Co., Inc. (“Schwab”).

In addition, the Adviser, the Distributor and/or their affiliates may make payments to intermediaries that make Shares available to their clients or for otherwise promoting the Funds. Payments of this type are sometimes referred to as revenue-sharing payments. Any payments made pursuant to such arrangements may vary in any year and may be different for different intermediaries. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels. As of the date of this SAI, as amended or supplemented from time to time, the intermediaries receiving such payments include Pershing LLC. Any additions, modifications, or deletions to this list of financial intermediaries that have occurred since the date noted above are not included in the list.

Any payments described above by the Adviser, the Distributor and/or their affiliates will be made from their own assets and not from the assets of the Funds. Although a portion of the Adviser’s revenue comes directly or indirectly in part from fees paid by the Funds, payments to financial intermediaries are not financed by the Funds and therefore do not increase the price paid by investors for the purchase of shares of, or the cost of owning, a Fund or reduce the amount received by a shareholder as proceeds from the redemption of Fund Shares. As a result, such payments are not reflected in the fees and expenses listed in the fees and expenses sections of the Funds’ Prospectuses.

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The Adviser periodically assesses the advisability of continuing to make these payments. Payments to a financial intermediary may be significant to that intermediary, and amounts that intermediaries pay to your adviser, broker or other investment professional, if any, may also be significant to such adviser, broker or investment professional. Because an intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the intermediary and its clients. For example, these financial incentives may cause the intermediary to recommend the Funds over other investments. The same conflict of interest exists with respect to your financial adviser, broker or investment professionals if he or she receives similar payments from his or her intermediary firm.

Please contact your salesperson, adviser, broker or other investment professional for more information regarding any such payments or financial incentives his or her intermediary firm may receive. Any payments made, or financial incentives offered, by the Adviser, Distributor and/or their affiliates made to an intermediary may create the incentive for the intermediary to encourage customers to buy shares of the Funds.

Administrator. BNYM serves as administrator for the Funds. Its principal address is 101 Barclay Street, New York, New York 10286.

BNYM serves as Administrator for the Funds pursuant to a fund administration and accounting agreement (the “Administrative Services Agreement”) with the Trust. Under the Administrative Services Agreement, BNYM is obligated, on a continuous basis, to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Trust and the Funds. BNYM generally will assist in many aspects of the Trust’s and the Funds’ operations, including accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other service providers), assist in preparing reports to shareholders or investors; assist in the preparation and filing of tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; and supply supporting documentation for meetings of the Board.

Pursuant to the Administrative Services Agreement, the Trust has agreed to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from negligence or willful misconduct in the performance of its duties.

Custodian, Transfer Agent and Fund Accounting Agent. BNYM, (the “Custodian” or “Transfer Agent”), located at 101 Barclay Street, New York, New York 10286, also serves as custodian for the Funds pursuant to a custodian agreement (the “Custodian Agreement”). As Custodian, BNYM holds the Funds’ assets, calculates the NAV of Shares and calculates net income and realized capital gains or losses. BNYM also serves as transfer agent for the Funds pursuant to a transfer agency agreement (the “Transfer Agency Agreement”). Further, BNYM serves as Fund accounting agent pursuant to the fund accounting agreement (the “Fund Accounting Agreement”). As compensation for the foregoing services, BNYM may be reimbursed for its out-of-pocket expenses, transaction fees and asset-based fees, which are accrued daily and paid monthly (annually for the PowerShares BulletShares Portfolios, PowerShares Defensive Equity Portfolio, PowerShares U.S. Large Cap Optimized Volatility Portfolio, PowerShares Ultra Short Duration Portfolio and PowerShares Total Return Bond Portfolio).

Distributor. Invesco Distributors, Inc. (the “Distributor”) is the distributor of the Funds’ Shares. The Distributor’s principal address is 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The Distributor has entered into a distribution agreement (the “Distribution Agreement”) with the Trust pursuant to which it distributes the Funds’ Shares. Each Fund continuously offers Shares for sale through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading “Creation and Redemption of Creation Unit Aggregations.”

The Distribution Agreement for the Funds provides that it may be terminated as to a Fund at any time, without the payment of any penalty, on at least 60 days’ written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

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Aggregations. The Distributor does not distribute Shares in less than Creation Unit Aggregations. The Distributor will deliver a Prospectus (or a Summary Prospectus) and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distributor also may enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit Aggregations of the Shares. Such Soliciting Dealers also may be Participating Parties (as defined in “Procedures for Creation of Creation Unit Aggregations” below) and DTC Participants (as defined in “DTC Acts as Securities Depository for Shares” below).

Index Providers (each Fund, except PowerShares Ultra Short Duration Portfolio and PowerShares Total Return Bond Portfolio). No entity that creates, compiles, sponsors or maintains an Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Funds.

Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Indexes.

Set forth below is a list of each Fund and the Underlying Index upon which it is based.

POWERSHARES FUNDS	UNDERLYING INDEX
PowerShares BRIC Portfolio	BNY Mellon BRIC Select DR Index
PowerShares Dow Jones Industrial Average Dividend Portfolio	Dow Jones Industrial Average Yield Weighted
PowerShares Insider Sentiment Portfolio	Nasdaq US Insider Sentiment Index
PowerShares Zacks Mid-Cap Portfolio	Zacks Mid-Cap Core Index
PowerShares Zacks Multi-Asset Income Portfolio	Zacks Multi-Asset Income Index
PowerShares Raymond James SB-1 Equity Portfolio	Raymond James SB-1 Equity Index
PowerShares S&P Spin-Off Portfolio	S&P U.S. Spin-Off Index
PowerShares Wilshire Micro-Cap Portfolio	Wilshire US Micro-Cap IndexSM
PowerShares Wilshire US REIT Portfolio	Wilshire US Real Estate Investment Trust IndexSM
PowerShares S&P Global Dividend Opportunities Index Portfolio	S&P Global Dividend Opportunities Index
PowerShares BulletShares 2018 Corporate Bond Portfolio	Nasdaq BulletShares® USD Corporate Bond 2018 Index
PowerShares BulletShares 2018 High Yield Corporate Bond Portfolio	Nasdaq BulletShares® USD High Yield Corporate Bond 2018 Index
PowerShares BulletShares 2019 Corporate Bond Portfolio	Nasdaq BulletShares® USD Corporate Bond 2019 Index
PowerShares BulletShares 2019 High Yield Corporate Bond Portfolio	Nasdaq BulletShares® USD High Yield Corporate Bond 2019 Index
PowerShares BulletShares 2020 Corporate Bond Portfolio	Nasdaq BulletShares® USD Corporate Bond 2020 Index
PowerShares BulletShares 2020 High Yield Corporate Bond Portfolio	Nasdaq BulletShares® USD High Yield Corporate Bond 2020 Index
PowerShares BulletShares 2021 Corporate Bond Portfolio	Nasdaq BulletShares® USD Corporate Bond 2021 Index
PowerShares BulletShares 2021 High Yield Corporate Bond Portfolio	Nasdaq BulletShares® USD High Yield Corporate Bond 2021 Index
PowerShares BulletShares 2022 Corporate Bond Portfolio	Nasdaq BulletShares® USD Corporate Bond 2022 Index
PowerShares BulletShares 2022 High Yield Corporate Bond Portfolio	Nasdaq BulletShares® USD High Yield Corporate Bond 2022 Index
PowerShares BulletShares 2023 Corporate Bond Portfolio	Nasdaq BulletShares® USD Corporate Bond 2023 Index

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POWERSHARES FUNDS	UNDERLYING INDEX
PowerShares BulletShares 2023 High Yield Corporate Bond Portfolio	Nasdaq BulletShares® USD High Yield Corporate Bond 2023 Index
PowerShares BulletShares 2024 Corporate Bond Portfolio	Nasdaq BulletShares® USD Corporate Bond 2024 Index
PowerShares BulletShares 2024 High Yield Corporate Bond Portfolio	Nasdaq BulletShares® USD High Yield Corporate Bond 2024 Index
PowerShares BulletShares 2025 Corporate Bond Portfolio	Nasdaq BulletShares® USD Corporate Bond 2025 Index
PowerShares BulletShares 2025 High Yield Corporate Bond Portfolio	Nasdaq BulletShares® USD High Yield Corporate Bond 2025 Index
PowerShares BulletShares 2026 Corporate Bond Portfolio	Nasdaq BulletShares® USD Corporate Bond 2026 Index
PowerShares BulletShares 2027 Corporate Bond Portfolio	Nasdaq BulletShares® USD Corporate Bond 2027 Index
PowerShares Defensive Equity Portfolio	[PowerShares] Defensive Equity Index
PowerShares Ultra Short Duration Portfolio	Not applicable.
PowerShares Canadian Energy Income Portfolio	S&P/TSX High Income Energy Index
PowerShares China All-Cap Portfolio	AlphaShares China All Cap Index
PowerShares China Real Estate Portfolio	AlphaShares China Real Estate Index
PowerShares China Small Cap Portfolio	AlphaShares China Small Cap Index
PowerShares China Technology Portfolio	AlphaShares China Technology Index
PowerShares Frontier Markets Portfolio	BNY Mellon New Frontier Index
PowerShares Zacks International Multi-Asset Income Portfolio	Zacks International Multi-Asset Income Index
PowerShares MSCI Global Timber Portfolio	MSCI ACWI IMI Timber Select Capped Index
PowerShares Shipping Portfolio	Dow Jones Global Shipping IndexSM
PowerShares S&P Global Water Index Portfolio	S&P Global Water Index
PowerShares S&P High Income Infrastructure Portfolio	S&P High Income Infrastructure Index
PowerShares Solar Portfolio	MAC Global Solar Energy Index
PowerShares U.S. Large Cap Optimized Volatility Portfolio	[PowerShares] U.S. Large Cap Optimized Volatility Index
PowerShares Total Return Bond Portfolio	Not applicable.

BROKERAGE TRANSACTIONS

The policy of the Adviser and the Sub-Adviser (with respect to PowerShares Ultra Short Duration Portfolio and PowerShares Total Return Bond Portfolio) regarding purchases and sales of securities is to give primary consideration to obtaining the most favorable prices and efficient executions of transactions under the circumstances. Consistent with this policy, when securities transactions are effected on a stock exchange, the Adviser’s and the Sub-Adviser’s policies are policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser and the Sub-Adviser, as applicable, rely upon their experience and knowledge regarding commissions various brokers generally charge. The sale of Shares by a broker-dealer is not a factor in the selection of broker-dealers.

In seeking to implement its policies, the Adviser or the Sub-Adviser, as applicable, effects transactions with those brokers and dealers that the Adviser or the Sub-Adviser believes provide the most favorable prices and are capable of providing efficient executions. The Adviser and Sub-Adviser and their affiliates currently do not participate in soft dollar transactions.

The Adviser or the Sub-Adviser, as applicable, assumes general supervision over placing orders on behalf of the Funds for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by the Funds and one or more other investment companies or clients supervised by the Adviser or the Sub-Adviser are considered at or about the same time, the Adviser allocates transactions in such securities among the Funds, the several

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investment companies and clients in a manner deemed equitable to all. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Funds. The primary consideration is prompt execution of orders at the most favorable net price under the circumstances.

Purchases and sales of fixed-income securities for a Fund, if any, usually are principal transactions and ordinarily are purchased directly from the issuer or from an underwriter or broker-dealer. The Funds do not usually pay brokerage commissions in connection with such purchases and sales, although purchases of new issues from underwriters of securities typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer’s mark-up (i.e., a spread between the bid and the ask prices).

When a Fund purchases a newly issued security at a fixed price, the Adviser may designate certain members of the underwriting syndicate to receive compensation associated with that transaction. Certain dealers have agreed to rebate a portion of such compensation directly to the Fund to offset the Fund’s management expenses.

Affiliated Transactions. The Adviser or Sub-Adviser, as applicable, may place trades with Invesco Capital Markets, Inc. (“ICMI”) a broker-dealer with whom it is affiliated, provided the Adviser or Sub-Adviser determines that ICMI’s trade execution abilities and costs are at least comparable to those of non-affiliated brokerage firms with which the Adviser or Sub-Adviser could otherwise place similar trades. ICMI receives brokerage commissions in connection with effecting trades for the Funds and, therefore, use of ICMI presents a conflict of interest for the Adviser or Sub-Adviser. Trades placed through ICMI, including the brokerage commissions paid to ICMI, are subject to procedures adopted by the Board.

ADDITIONAL INFORMATION

Each Trust is an open-end management investment company registered under the 1940 Act. PowerShares Trust I and PowerShares Trust II were organized as Massachusetts business trusts on June 9, 2000 and October 10, 2006, respectively, and PowerShares Self-Indexed Trust and PowerShares Actively Managed Trust were organized as Delaware statutory trusts on October 13, 2015 and November 6, 2007, respectively, each pursuant to a Declaration of Trust (each, a “Declaration”).

Each Trust is authorized to issue an unlimited number of shares in one or more series or “funds.” The Board has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges, without shareholder approval.

Each Share issued by a Fund has a pro rata interest in the assets of the Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and other distributions declared by the Board with respect to the Fund and in the net distributable assets of the Fund on liquidation.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all the Funds of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular Fund, and, if a matter affects a particular Fund differently from other Funds, the Shares of that Fund will vote separately on such matter.

The Trust does not have information concerning the beneficial ownership of Shares held by DTC Participants (as defined below).

Shareholders may make inquiries by writing to the Trust, c/o the Distributor, Invesco Distributors, Inc., 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173.

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Additional information regarding each Trust, including information regarding shareholder rights, is provided in the Proxy Statement/Prospectus under “Comparison of the Funds — Business Structures, Shareholder Rights and Applicable Law.”

Book Entry Only System. The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Book Entry.”

DTC Acts as Securities Depository for Shares. Shares are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of DTC Participants and the New York Stock Exchange, Inc. (“NYSE”) and FINRA. Access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records DTC maintains (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such DTC Participant may transmit such notice, statement or communication, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

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Proxy Voting. The Board of each Trust has delegated responsibility for decisions regarding proxy voting for securities held by each Fund thereunder to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are summarized in Appendix A (for the Adviser) and in Appendix B (for the Sub-Advisers) to this SAI. The Board periodically will review each Fund’s proxy voting record.

Each Trust is required to disclose annually the Funds’ complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Funds also will be available at no charge upon request by calling 1-800-983-0903 or by writing to the applicable Trust at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515. Each Trust’s Form N-PX will also be available on the SEC’s website at www.sec.gov.

Codes of Ethics. Pursuant to Rule 17j-1 under the 1940 Act, the Board of each Trust has adopted a Code of Ethics for the Trust and approved Codes of Ethics adopted by the Adviser, Sub-Adviser and the Distributor (collectively the “Ethics Codes”). The Ethics Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person’s employment activities and that actual and potential conflicts of interest are avoided.

The Ethics Codes apply to the personal investing activities of Trustees and officers of the Trusts, the Adviser, the Sub-Adviser and the Distributor (“Access Persons”). Rule 17j-1 and the Ethics Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Ethics Codes, Access Persons may engage in personal securities transactions, but must report their personal securities transactions for monitoring purposes. The Ethics Codes permit personnel subject to the Ethics Codes to invest in securities subject to certain limitations, including securities that a Fund may purchase or sell. In addition, certain Access Persons must obtain approval before investing in initial public offerings or private placements. The Ethics Codes are on file with the SEC and are available to the public at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The Ethics Codes are also available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. The Ethics Codes may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

Creation. The Trust issues Shares only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at its NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form. A “Business Day” is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Deposit of Securities and Delivery of Cash Component. With respect to each Fund except the PowerShares Ultra Short Duration Portfolio and PowerShares Total Return Bond Portfolio, the consideration for purchase of Creation Unit Aggregations of a Fund consists of the in-kind deposit of the Deposit Securities per each Creation Unit Aggregation constituting a substantial replication of the securities included in the relevant Underlying Index (“Fund Securities”) and the Cash Component computed as described below, plus any applicable Administrative or other transaction fees, as discussed below. With respect to the PowerShares Ultra Short Duration Portfolio, creation Units of the Fund generally are sold partially in cash and partially in-kind, plus any applicable administrative or other transaction fees as discussed below. With respect to the PowerShares Total Return Bond Portfolio, Creation Units of the Fund generally are sold principally in cash, plus any applicable administrative or other transaction fees as discussed below. When creations principally in-kind are permitted or required, an investor must deposit the Deposit Securities per each Creation Unit Aggregation constituting a substantial replication of the securities included in the Fund (also “Fund Securities”) and the Cash Component computed as described below, plus a fixed and a variable transaction fee, as discussed below.

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Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of a Fund. However, each Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash (see “Cash Purchase Method” below).

With respect to the PowerShares Ultra Short Duration Portfolio and PowerShares Total Return Bond Portfolio, the Sub-Adviser expects that the Deposit Securities should correspond pro rata, to the extent practicable, to the securities held by a Fund. In such event, the Cash Component will represent the difference between the NAV of a Creation Unit and the market value of the Deposit Securities.

The Cash Component also is sometimes called the “Balancing Amount.” The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the Shares (per Creation Unit Aggregation) and the “Deposit Amount”—an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

The Custodian, through the NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, to effect creations of Creation Unit Aggregations of the Fund until such time as the next-announced composition of the Deposit Securities is made available. Information on the specific names and holdings in a Fund Deposit will be available at www.powershares.com/capitalmarkets. Deposit Securities may not be identical to Fund Securities that are received upon redemptions of Creation Unit Aggregations. Further, the Adviser expects that the Deposit Securities would correspond pro rata, to the extent practicable, to the securities held by the Fund at the time.

During times in which the Fund utilizes in-kind creations, the identity and number of shares of the Deposit Securities required for the Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Adviser, with a view to the investment objective of the Fund. The composition of the Deposit Securities also may change in response to adjustments to the weighting or composition of the securities of a Fund’s Underlying Index, as applicable. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash—i.e., a “cash in lieu” amount—to be added to the Cash Component to replace any Deposit Security that: (i) may not be available in sufficient quantity for delivery, (ii) may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), (iii) might not be eligible for trading by an AP (as defined below) or the investor for which it is acting, or (iv) another relevant reason. Brokerage commissions incurred in connection with the acquisition of Deposit Securities not eligible for transfer through the systems of DTC, and hence not eligible for transfer through the Clearing Process (discussed below), will be at the expense of a Fund and will affect the value of all Shares, but the Adviser may adjust the transaction fee within the parameters described below to protect ongoing shareholders. These adjustments will reflect changes known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index, as applicable, or resulting from certain corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of the Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of the Funds.

Creations and redemptions of Shares for Fund Securities are subject to compliance with applicable federal and state securities laws, and the Fund reserves the right to redeem Creation Aggregations for cash to the extent that an investor could not lawfully purchase or the Fund could not lawfully deliver specific Fund Securities under such laws. An AP (defined below) or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. An AP (as defined below) that is not a qualified institutional buyer (“QIB”) as defined in Rule 144A under the Securities Act will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

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Cash Purchase Method. During periods when partial or full cash purchases of Creation Units are permitted or required, such purchases will be effected in essentially the same manner as in-kind purchases. In the case of a partial or full cash purchase, an AP (as defined below) must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. Such cash equivalent is referred to as the “Deposit Cash.”

Procedures for Creation of Creation Unit Aggregations. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of a Fund, an entity must be (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see the “Book Entry Only System” section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “AP.” Investors should contact the Distributor for the names of APs that have signed a Participant Agreement. All Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

The Distributor must receive all orders to create Creation Unit Aggregations no later than the closing time of the regular trading session on the NYSE (“Closing Time”) (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of a Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders, the Distributor must receive the order no later than 3:00 p.m., Eastern time on the trade date. With respect to in-kind creations, an AP may place a custom order where cash replaces any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the “Transmittal Date.” On days when a listing exchange or the bond markets close earlier than normal (such as the day before a holiday), a Fund may require orders to create Creation Unit Aggregations to be placed earlier in the day on the Transmittal Date. For example, on days when the generally accepted close of the bond market occurs earlier than normal, in-kind creation orders requesting a “cash-in-lieu” amount must be received by the Distributor no later than 11:00 a.m., Eastern time.

Orders must be transmitted by an AP by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the “Placement of Creation Orders Using Clearing Process—All Funds” and the “Placement of Creation Orders Outside Clearing Process—Domestic Equity Funds and—Foreign Equity Funds” sections). Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an AP.

All orders from investors who are not APs to create Creation Unit Aggregations shall be placed with an AP in the form required by such AP. In addition, the AP may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of a Fund have to be placed by the investor’s broker through an AP that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

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For domestic securities, orders to create Creation Units of the Funds may be placed through the Clearing Process utilizing procedures applicable to domestic funds (“Domestic Funds”) (see “Placement of Creation Orders Using Clearing Process—Domestic Equity Funds”) or outside the Clearing Process. For foreign securities orders, most will be placed outside of the clearing process utilizing the procedures applicable for foreign funds (see “Placement of Creation Orders Outside Clearing Process—Domestic Equity Funds” and “Placement of Creation Orders Outside Clearing Process—Foreign Equity Funds”).

Placement of Creation Orders Using Clearing Process. The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on the Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed. With respect to all Funds except the PowerShares Ultra Short Duration Portfolio and PowerShares Total Return Bond Portfolio, the delivery of Creation Unit Aggregations so created will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor (“T+2”). For the PowerShares Ultra Short Duration Portfolio and PowerShares Total Return Bond Portfolio, the delivery of Creation Unit Aggregations so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor (“T+3”).

Placement of Creation Orders Outside Clearing Process—Domestic Equity Funds. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement pre-approved by the Adviser and the Distributor. A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC. The delivery of Creation Unit Aggregations so created will occur no later than T+2 (for all Funds except the PowerShares Ultra Short Duration Portfolio and PowerShares Total Return Bond Portfolio) or T+3 (for the PowerShares Ultra Short Duration Portfolio and PowerShares Total Return Bond Portfolio).

All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern time, by the “regular way” settlement date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor no later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., Eastern time, respectively, by the “regular way” settlement date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then-current Deposit Securities and Cash Component. The delivery of Creation Unit Aggregations so created will occur no later than T+2 (for all Funds except the PowerShares Ultra Short Duration Portfolio and PowerShares Total Return Bond Portfolio) or T+3 (for the PowerShares Ultra Short Duration Portfolio and PowerShares Total Return Bond Portfolio).

Additional transaction fees may be imposed with respect to transactions made in connection with the creation or redemption of Creation Units. (See “Creation and Redemption Transaction Fees” below.)

Placement of Creation Orders Outside Clearing Process—Foreign Equity Funds. A standard creation order must be placed by 4:00 p.m., Eastern time, for purchases of Shares. In the case of custom orders, the order must be received by the Transfer Agent no later than 3:00 p.m., Eastern time. The Transfer Agent will inform the Distributor, the Adviser and the Custodian upon receipt of a creation order. The Custodian will then provide such information to the appropriate sub-custodian.

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The Custodian shall cause the sub-custodian for each Fund to maintain an account into which the AP shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the Fund Deposit (or the cash value of all or part of such of such securities, in the case of a permitted cash purchase), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). Orders to purchase Creation Unit Aggregations must be received by the Distributor from an AP on its behalf or another investor’s behalf by the closing time of the regular trading session on the applicable Exchange on the relevant Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 11:00 a.m., Eastern time, on the contractual settlement date.

The AP must also make available no later than 11:00 a.m., Eastern time, on the contractual settlement date, by means approved by the Trust, immediately available or same day funds sufficient for the Trust to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit Aggregation.

In accordance with each Fund’s Participant Agreement, Creation Unit Aggregations will be issued to an AP, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the AP’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 11:00 a.m., Eastern time, on the contractual settlement date.

Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of a Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares; (iii) the Deposit Securities, Deposit Cash or Fund Deposit delivered are not as designated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities, Deposit Cash or Fund Deposit would have certain adverse tax consequences to the Fund; (v) acceptance of the Deposit Securities, Deposit Cash or Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the Adviser, or on the rights of Beneficial Owners; or (vii) in the event that circumstances outside the control of the Trust, the Custodian, the Distributor or the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC, the Federal Reserve, the transfer agent, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit Aggregation and/or the AP acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

A confirmation of acceptance of an order to create Creation Unit Aggregations will be delivered to the AP within 15 minutes of the receipt of a submission received in good form. A creation order is deemed to be irrevocable upon the delivery of the confirmation of acceptance.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

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Creation and Redemption Transaction Fees. APs may be required to pay an administrative fee and a variable transaction fee for purchasing or redeeming Creation Units. Creation and redemption transactions for each Fund are subject to an administrative fee, payable to BNYM, in the amount listed in the table below, irrespective of the size of the order. The administrative fee has a fixed base amount for each Fund (as shown in the table below); however, BNYM may increase the administrative fee to up to four times the base amount for administration and settlement of non-standard orders requiring additional administrative processing by BNYM. Additionally, for creations or redemptions effected principally for cash, the Adviser may charge additional variable fees. To the extent that the Fund permits or requires APs to substitute cash in lieu of Deposit Securities, the Adviser may also set additional “cash-in-lieu fees.” The variable fees and cash-in-lieu fees will be negotiated between the Adviser and the AP and are charged to offset the transaction cost to a Fund of buying (or selling) Deposit Securities, to cover spreads and slippage costs and to protect existing shareholders. The variable fees and cash-in-lieu fees are payable to the Fund and will not exceed 2% of the value of the Creation Unit. From time to time, the Adviser, in its sole discretion, may adjust a Fund’s variable transaction fees or reimburse APs for all or a portion of the creation or redemption transaction fees.

Fund	Base Administrative Fee (Payable to BNYM)			Maximum Administrative Fee (Payable to BNYM)
PowerShares BRIC Portfolio	$	[	]	$	[	]
PowerShares Dow Jones Industrial Average Dividend Portfolio	$	[	]	$	[	]
PowerShares Insider Sentiment Portfolio	$	[	]	$	[	]
PowerShares Zacks Mid-Cap Portfolio	$	[	]	$	[	]
PowerShares Zacks Multi-Asset Income Portfolio	$	[	]	$	[	]
PowerShares Raymond James SB-1 Equity Portfolio	$	[	]	$	[	]
PowerShares S&P Spin-Off Portfolio	$	[	]	$	[	]
PowerShares Wilshire Micro-Cap Portfolio	$	[	]	$	[	]
PowerShares Wilshire US REIT Portfolio	$	[	]	$	[	]
PowerShares S&P Global Dividend Opportunities Index Portfolio	$	[	]	$	[	]
PowerShares Canadian Energy Income Portfolio	$	[	]	$	[	]
PowerShares China Real Estate Portfolio	$	[	]	$	[	]
PowerShares China Small Cap Portfolio	$	[	]	$	[	]
PowerShares Frontier Markets Portfolio	$	[	]	$	[	]
PowerShares Zacks International Multi-Asset Income Portfolio	$	[	]	$	[	]
PowerShares MSCI Global Timber Portfolio	$	[	]	$	[	]
PowerShares Shipping Portfolio	$	[	]	$	[	]
PowerShares China All-Cap Portfolio	$	[	]	$	[	]
PowerShares China Technology Portfolio	$	[	]	$	[	]
PowerShares S&P Global Water Index Portfolio	$	[	]	$	[	]
PowerShares S&P High Income Infrastructure Portfolio	$	[	]	$	[	]
PowerShares Solar Portfolio	$	[	]	$	[	]
PowerShares BulletShares 2018 Corporate Bond Portfolio	$	[	]	$	[	]
PowerShares BulletShares 2018 High Yield Corporate Bond Portfolio	$	[	]	$	[	]
PowerShares BulletShares 2019 Corporate Bond Portfolio	$	[	]	$	[	]
PowerShares BulletShares 2019 High Yield Corporate Bond Portfolio	$	[	]	$	[	]
PowerShares BulletShares 2020 Corporate Bond Portfolio	$	[	]	$	[	]
PowerShares BulletShares 2020 High Yield Corporate Bond Portfolio	$	[	]	$	[	]
PowerShares BulletShares 2021 Corporate Bond Portfolio	$	[	]	$	[	]
PowerShares BulletShares 2021 High Yield Corporate Bond Portfolio	$	[	]	$	[	]
PowerShares BulletShares 2022 Corporate Bond Portfolio	$	[	]	$	[	]
PowerShares BulletShares 2022 High Yield Corporate Bond Portfolio	$	[	]	$	[	]
PowerShares BulletShares 2023 Corporate Bond Portfolio	$	[	]	$	[	]
PowerShares BulletShares 2023 High Yield Corporate Bond Portfolio	$	[	]	$	[	]
PowerShares BulletShares 2024 Corporate Bond Portfolio	$	[	]	$	[	]
PowerShares BulletShares 2024 High Yield Corporate Bond Portfolio	$	[	]	$	[	]

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PowerShares BulletShares 2025 Corporate Bond Portfolio	$	[	]	$	[	]
PowerShares BulletShares 2025 High Yield Corporate Bond Portfolio	$	[	]	$	[	]
PowerShares BulletShares 2026 Corporate Bond Portfolio	$	[	]	$	[	]
PowerShares BulletShares 2027 Corporate Bond Portfolio	$	[	]	$	[	]
PowerShares Defensive Equity Portfolio	$	[	]	$	[	]
PowerShares U.S. Large Cap Optimized Volatility Portfolio	$	[	]	$	[	]
PowerShares Ultra Short Duration Portfolio	$	[	]	$	[	]
PowerShares Total Return Bond Portfolio	$	[	]	$	[	]

Redemption of Shares in Creation Unit Aggregations. Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Custodian and only on a Business Day. A Fund will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial Owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit Aggregation.

To the extent a Fund permits redemptions principally in-kind, the Custodian, through the NSCC, makes available prior to the opening of business on the relevant Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Information on the specific names and holdings of Fund Securities also are available at www.powershares.com/capitalmarkets. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations, and may be comprised of a non-typical basket of Fund Securities, including in certain circumstances, a basket comprised of one or more Fund Securities, [and may be comprised of a non-typical basket of Fund Securities, including in certain circumstances, a basket comprised of one or more Fund Securities.]

Unless cash redemptions are permitted or required for a Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities—as announced on the Business Day of the request for redemption received in proper form—plus or minus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Redemption Cash Component”), less a redemption transaction fee as noted above (see “Creation and Redemption Transaction Fees”). In the event that the Fund Securities have a value greater than the NAV of the Shares, a compensation payment equal to the difference is required to be made by or through an AP by the redeeming shareholder.

As the planned termination date of a PowerShares BulletShares Portfolio approaches, the Fund may elect to accept redemption orders mostly or entirely in cash. As bonds held by a Fund begin to mature, redemptions may be effected increasingly in cash. When cash redemptions are permitted or required, Creation Units of a Fund will be redeemed for cash in an amount equal to the NAV of its Shares next determined after a redemption request is received (minus any redemption transaction fees imposed, as specified above) (the “Cash Redemption Amount”).

Redemptions of Shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws, and the Funds reserve the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws.

An AP or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund Securities that are not registered in reliance upon Rule 144A under the Securities Act to a redeeming investor that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act. The AP may request the redeeming beneficial owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of Shares or delivery instructions.

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The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of a Fund or determination of a Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Unit Aggregations must be delivered through an AP that has executed a Participant Agreement. Investors other than APs are responsible for making arrangements for an order to redeem to be made through an AP. An order to redeem Creation Unit Aggregations is deemed received by the Trust on the Transmittal Date if: (i) such order is received by the Custodian not later than the Closing Time on the Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed.

An order to redeem Creation Unit Aggregations using the Clearing Process made in proper form but received by the Trust after 4:00 p.m., Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such next Business Day. The requisite Fund Securities and any Cash Redemption Amount (or, if cash redemptions are permitted, the Cash Redemption Amount) will be transferred by T+2 (for all Funds except the PowerShares Ultra Short Duration Portfolio and PowerShares Total Return Bond Portfolio) or T+3 (for the PowerShares Ultra Short Duration Portfolio and PowerShares Total Return Bond Portfolio).

Placement of Redemption Orders Outside Clearing Process—Domestic Equity Funds. Orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of Fund Shares directly through DTC. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of Shares of a Fund, which delivery must be made through DTC, to the Custodian no later than 11:00 a.m., Eastern time, on the next Business Day immediately following such Transmittal Date (the “DTC Cut-Off Time”); and 2:00 p.m., Eastern time, for a Cash Component, if any owed to the Fund; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, it will send an acceptance of the redemption order to the AP within 15 minutes of the receipt of the submission received in good form. A redemption order is deemed to be irrevocable upon the delivery of the confirmation of acceptance. The Transfer Agent will then initiate procedures to transfer the requisite Fund Securities (and the Redemption Cash Component, if any, or the Cash Redemption Amount, for cash redemptions, owed to the redeeming Beneficial Owner) to the AP on behalf of the redeeming Beneficial Owner by T+2 (for all Funds except the PowerShares Ultra Short Duration Portfolio and PowerShares Total Return Bond Portfolio) or T+3 (for the PowerShares Ultra Short Duration Portfolio and PowerShares Total Return Bond Portfolio).

In the case of custom redemptions, the order must be received by the Distributor no later than 3:00 p.m., Eastern Time on the Transmittal Date. Arrangements satisfactory to the Trust must be in place for the Participating Party to transfer the Creation Units through DTC on or before the settlement date.

In the event that the number of Shares is insufficient on the contractual settlement date, the Trust may deliver the Deposit Securities (and Redemption Cash Component) or the Cash Redemption Amount, as applicable, to the AP notwithstanding such deficiency in reliance on the undertaking of the AP to deliver the missing Shares as soon as possible. This undertaking shall be secured by such the AP’s delivery on the contractual settlement date and subsequent maintenance of collateral consisting of cash having a value at least equal to 105% of the value of the missing Shares. The AP’s agreement permits the Trust, acting in good faith, to purchase the missing Shares at any time and the AP will be subject to liability for any shortfall between the cost to the Trust of purchasing such shares and the value of the collateral, which may be sold by the Trust at such time, and in such manner, as the Trust may determine in its sole discretion.

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Placement of Redemption Orders Outside Clearing Process—Foreign Equity Funds. A standard order for redemption must be received by 4:00 p.m., Eastern time, for redemptions of Shares. In the case of custom redemptions, the order must be received by the Distributor no later than 3:00 p.m., Eastern time. Arrangements satisfactory to the Trust must be in place for the Participating Party to transfer the Creation Units through DTC on or before the settlement date. Redemptions of Shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and the Funds (whether or not they otherwise permit cash redemptions) reserve the right to redeem Creation Units for cash to the extent that a Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.

The delivery of Fund Securities to redeeming investors generally will be made within two Business Days. However, due to the schedule of holidays in certain countries, the delivery of in-kind redemption proceeds may take longer than two Business Days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. See “Regular Holidays” for a list of the local holidays in the foreign countries relevant to the Funds.

A redeeming Beneficial Owner, or AP acting on behalf of such Beneficial Owner, when taking delivery of shares of Fund Securities upon redemption of Shares of the Funds must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account the Fund Securities will be delivered.

In the event that the number of Shares is insufficient on trade date plus one, the Trust may deliver the Deposit Securities notwithstanding such deficiency in reliance on the undertaking of the AP to deliver the missing Shares as soon as possible. This undertaking shall be secured by such the AP’s delivery on the contractual settlement date and subsequent maintenance of collateral consisting of cash having a value at least equal to 105% of the value of the missing Shares. The AP’s agreement permits the Trust, acting in good faith, to purchase the missing Shares at any time and the AP will be subject to liability for any shortfall between the cost to the Trust of purchasing such shares and the value of the collateral, which may be sold by the Trust at such time, and in such manner, as the Trust may determine in its sole discretion.

For in-kind redemptions, the calculation of the value of the Fund Securities and the Redemption Cash Component to be delivered/received upon redemption will be made by the Custodian according to the procedures set forth under “Determination of NAV” computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant no later than Closing Time on the Transmittal Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Redemption Cash Component to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however, a redemption order is submitted to the Custodian by a DTC Participant no later than the Closing Time on the Transmittal Date, but either (i) the requisite number of Shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, on the Transmittal Date, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Redemption Cash Component to be delivered/received will be computed on the Business Day that the order is deemed received by the Trust, i.e., the Business Day on which the Shares of the relevant Fund are delivered through DTC to the Custodian by the DTC Cut-Off-Time pursuant to a properly submitted redemption order.

Upon receipt of a redemption order in good form, the Transfer Agent delivers acknowledgement of receipt within 15 minutes. A redemption order is deemed to be irrevocable upon the delivery of the acknowledgement of receipt of an order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Fund Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive the Cash Redemption Amount (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities). [A Fund also, in its sole discretion, upon request of a shareholder, may provide such redeemer a portfolio of securities that differs from the exact composition

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of the Fund Securities, or cash in lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV.] Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An AP, or an investor for which it is acting, subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation, may be paid an equivalent amount of cash. The AP may request the redeeming Beneficial Owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of Shares or delivery instructions.

Regular Holidays. Each Fund generally intends to effect deliveries of Creation Units and Portfolio Securities on a basis of “T” plus two Business Days (for all Funds except the PowerShares Ultra Short Duration Portfolio and PowerShares Total Return Bond Portfolio) or “T” plus three Business Days (for the PowerShares Ultra Short Duration Portfolio and PowerShares Total Return Bond Portfolio) (a Business Day is any day the NYSE is open). Each Fund may effect deliveries of Creation Units and Portfolio Securities on a basis other than T+2 (for all Funds except the PowerShares Ultra Short Duration Portfolio and PowerShares Total Return Bond Portfolio) or T+3 (for the PowerShares Ultra Short Duration Portfolio and PowerShares Total Return Bond Portfolio) in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within two Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies also may prevent the Trust from delivering securities within the normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for some Funds in certain circumstances. The holidays applicable to each Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for each Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices could affect the information set forth herein at some time in the future.

The dates in calendar year 2018 in which the regular holidays affecting the relevant securities markets of the below listed countries are as follows:

[To be included]

SETTLEMENT PERIODS GREATER THAN SEVEN DAYS FOR YEAR 2018*

[To be included]

* Holidays are subject to change without further notice.

On days when the Exchange or the bond market closes earlier than normal, certain Funds may require orders to redeem Creation Unit Aggregations to be placed earlier in the day. For example, on days when the generally accepted close of the bond market occurs earlier than normal (such as the day before a holiday) orders requesting substitution of a “cash-in-lieu” amount must be received by the Distributor no later than 11:00 a.m., Eastern time.

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The chart below describes in further detail the placement of creation and redemption orders through and outside the Clearing Process, presuming a creation or redemption settling no later than T+2 (for all Funds except the PowerShares Ultra Short Duration Portfolio and PowerShares Total Return Bond Portfolio).

	Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)
Creation through NSCC (using the Clearing Process)

Standard Orders	4:00 p.m. (ET) Order in proper form must be received by the Distributor. Orders received after 4:00 p.m. (ET) will be deemed received on the next business day (T+1).	No action.	Creation Unit Aggregations will be delivered.

Custom Orders (for in-kind creations)

3:00 p.m. (ET)

Order in proper form must be received by the Distributor.

Orders received after 3:00 p.m. (ET) require portfolio manager approvals before acceptance. Orders may be subject to additional fees.

		No action.	Creation Unit Aggregations will be delivered.

Creation Outside NSCC (Outside the Clearing Process)

Standard Orders	4:00 p.m. (ET) Order in proper form must be received by the Distributor.

2:00 p.m. (ET)

Deposit Cash must be received by the
Custodian.

For in-kind creations:

11:00 a.m. (ET)

Deposit Securities
must be received by
the Fund’s account
through DTC.

2:00 p.m. (ET)

Cash Component
must be received by
the Custodian.

Creation Unit Aggregations will be delivered.

Standard Orders created in advance of receipt by the Trust of all or a portion of the Deposit Securities (for in-kind creations)	4:00 p.m. (ET) Order in proper form must be received by the Distributor.

11:00 a.m. (ET)

Available Deposit Securities must be received.

Cash in an amount equal to the sum of (i) the Cash Component, plus (ii) 105% of the market value of the undelivered Deposit Securities must be received.

1:00 p.m. (ET) Missing Deposit Securities are due to the Trust or the Trust may use cash on deposit to purchase missing Deposit Securities. Creation Unit Aggregations will be delivered.

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Custom Orders (for in-kind creations)

3:00 p.m. (ET)

Order in proper form must be received by the Distributor.

Orders received after 3:00 p.m. (ET) require portfolio manager approvals before acceptance. Orders may be subject to additional fees.

		11:00 a.m. (ET) Deposit Securities must be received by the Fund’s account through DTC. 2:00 p.m. (ET) Cash Component must be received by the Custodian.	Creation Unit Aggregations will be delivered.
Standard Orders	4:00 p.m. (ET) Order must be received by the Transfer Agent. Orders received after 4:00 p.m. (ET) will be deemed received on the next business day (T+1).	No action.	Fund Securities and Redemption Cash Component will be transferred to beneficial owner (for cash redemptions, Cash Redemption Amount will be transferred).
Custom Orders (for in-kind redemptions)

3:00 p.m. (ET)

Order in proper form must be received by the Transfer Agent.

Orders received after 3:00 p.m. (ET) require portfolio manager approval before acceptance. Orders may be subject to additional fees.

		No action.	Fund Securities and Redemption Cash Component are delivered to redeeming beneficial owner.
Redemption Outside of NSCC(Outside the Clearing Process)
Standard Orders	4:00 p.m. (ET) Order in proper form must be received by the Transfer Agent. Orders received after 4:00 p.m. (ET) will be deemed received on the next business day (T+1)

11:00 a.m. (ET)

Shares must be delivered through DTC to the Custodian.

For in-kind redemptions:

2:00 p.m. (ET)

Redemption Cash Component, if any, is due.

*If the order is not in proper form or the Shares are not delivered, then order will not be deemed received as of T.

Fund Securities and Redemption Cash Component will be transferred to beneficial owner (for cash redemptions, Cash Redemption Amount will be transferred).

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Custom Orders (for in-kind redemptions)

3:00 p.m. (ET)

Order in proper form must be received by the Transfer Agent.

Orders received after 3:00 p.m. (ET) require portfolio manager approvals before acceptance. Orders may be subject to additional fees.

11:00 a.m. (ET)

Shares must be delivered through DTC to the Custodian.

2:00 p.m. (ET)

Redemption Cash Component, if any, is due.

*If the order is not in proper form or the Shares are not delivered, then the order will not be deemed received as of T.

Fund Securities and Redemption Cash Component are delivered to the redeeming beneficial owner.

The chart below describes in further detail the placement of creation and redemption orders through and outside the Clearing Process, presuming a creation or redemption settling no later than T+3 (for the PowerShares Ultra Short Duration Portfolio and PowerShares Total Return Bond Portfolio).

	Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)	Third Business Day (T+3)
Creation through NSCC
Standard Orders	4:00 p.m. (ET) Order must be received by the Distributor. Orders received after 4:00 p.m. (ET) will be deemed received on the next business day (T+1).	No action.	No action.	Creation Unit Aggregations will be delivered.

Custom Orders (for in-kind creations)	3:00 p.m. (ET) Order must be received by the Distributor. Orders received after 3:00 p.m. (ET) require portfolio manager approvals before acceptance. Orders may be subject to additional fees.	No action.	No action.	Creation Unit Aggregations will be delivered.

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Creation Outside NSCC
Standard Orders	4:00 p.m. (ET) Order in proper form must be received by the Distributor.

11:00 a.m. (ET)

Deposit Securities must be received by the Fund’s account through DTC.

For cash creations: Deposit Cash must be received by the Custodian.

2:00 p.m. (ET)

Cash Component must be received by the Custodian.

			No action.	Creation Unit Aggregations will be delivered.

	Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)	Third Business Day (T+3)
Standard Orders created in advance of receipt by the Trust of all or a portion of the Deposit Securities (for in-kind creations)	4:00 p.m. (ET) Order in proper form must be received by the Distributor.

11:00 a.m. (ET)

Available Deposit Securities must be received.

Cash in an amount equal to the sum of (i) the Cash Component, plus (ii) 105% of the market value of the undelivered Deposit Securities must be received.

			No action.	Missing Deposit Securities are due to the Trust or the Trust may use cash on deposit to purchase missing Deposit Securities. Creation Unit Aggregations will be delivered.

Custom Orders (for in-kind creations)

3:00 p.m. (ET)

Order in proper form must be received by the Distributor.

Orders received after 3:00 p.m. (ET) require portfolio manager approvals before acceptance. Orders may be subject to additional fees.

		11:00 a.m. (ET) Deposit Securities must be received by the Fund’s account through DTC. 2:00 p.m. (ET) Cash Component must be received by the Custodian.	No action.	Creation Unit Aggregations will be delivered.

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Redemption Through NSCC

Standard Orders	4:00 p.m. (ET) Order must be received by the Transfer Agent. Orders received after 4:00 p.m. (ET) will be deemed received on the next business day (T+1).	No action.	No action.	Fund Securities and Redemption Cash Component will be transferred to beneficial owner (For cash redemptions, Cash Redemption Amount will be transferred).
Custom Orders (for in-kind redemptions)	3:00 p.m. (ET) Order must be received by the Transfer Agent. Orders received after 3:00 p.m. (ET) require portfolio manager approvals before acceptance. Orders may be subject to additional fees.	No action.	No action.	Fund Securities and Redemption Cash Component will be transferred to beneficial owner.
Redemption Outside NSCC
Standard Orders	4:00 p.m. (ET) Order must be received by the Transfer Agent. Orders received after 4:00 p.m. (ET) will be deemed received on the next business day (T+1).

11:00 a.m. (ET)

Shares must be delivered through DTC to the Custodian.

2:00 p.m. (ET)

Redemption Cash Component, if any, is due.

*If the order is not in proper form or the Shares are not delivered, then the order will not be deemed received as of T.

			No action.	Fund Securities and Redemption Cash Component are delivered to the redeeming beneficial owner (For cash redemptions, Cash Redemption Amount is delivered to the redeeming beneficial owner).

	Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)	Third Business Day (T+3)
Custom Orders (for in-kind redemptions)	3:00 p.m. (ET) Order must be received by the Transfer Agent. Orders received after 3:00 p.m. (ET) require portfolio manager approvals before acceptance. Orders may be subject to additional fees.

11:00 a.m. (ET)

Shares must be delivered through DTC to the Custodian.

2:00 p.m. (ET) Redemption Cash Component, if any, is due.

*If the order is not in proper form or the Shares are not delivered, then the order will not be deemed received as of T.

			No action.	Fund Securities and Redemption Cash Component is delivered to the redeeming beneficial owner.

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TAXES

The following is a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

The following is provided as general information only and is not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

General; Qualification as a RIC. Each Fund is treated as a separate corporation for federal tax purposes and, therefore, is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in a Fund do not offset gains in another series of the Trust, and the requirements (other than a certain organizational requirement that the Trust satisfies) for qualifying for RIC status are determined at the Fund level rather than the Trust level.

Each Fund has elected and intends to qualify each taxable year to be treated as a RIC. If a Fund satisfies the requirements referred to in the next sentence, it will not be subject to federal income tax on the portion of its net investment income and net realized capital gains that it distributes to its shareholders. To qualify for that treatment, a Fund annually must distribute to its shareholders at least 90% of its investment company taxable income (which includes dividends, interest, the excess of net short-term capital gain over net long-term capital loss (“net short-term gain”), and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) (“Distribution Requirement”) and must meet several other requirements, including those described below, relating to the nature of its gross income and the diversification of its assets.

Income Requirement . A Fund must derive at least 90% of its gross income from (1) dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived from its business of investing in stock, securities, or such currencies and (2) net income derived from qualified publicly traded partnerships (“QPTPs”).

Asset Diversification Requirements. A Fund must satisfy the following asset diversification requirements at the close of each quarter of its taxable year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, Government securities, securities of other RICs, and securities of any other issuer (as to which (a) not more than 5% of the value of the Fund’s total assets is in securities of the issuer and (b) the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than Government securities or securities of other RICs) or of two or more issuers that the Fund controls and are engaged in the same, similar, or related trades or businesses, or, collectively, in the securities of QPTPs.

If a Fund failed to qualify for any taxable year for treatment as a RIC—either (1) by failing to satisfy the Distribution Requirement or (2) by failing to satisfy one or more of the Income and Asset Diversification Requirements and is unable, or determines not to, avail itself of Internal Revenue Code provisions that enable a RIC to cure a failure to satisfy any of those requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements—all of its taxable income would be subject to tax at regular federal corporate income tax rates without any deduction for distributions to shareholders. In addition, for federal income tax purposes (a) the Fund’s

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shareholders would treat all those distributions, including distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), as dividends to the extent of the Fund’s current and accumulated earnings and profits, taxable as ordinary income, except that, for individual and certain other non-corporate shareholders (each, an “individual shareholder”), the part thereof that is “qualified dividend income” (“QDI”) would be subject to federal income tax at the rates for net capital gain—a maximum of 15% (20% for certain high income individual shareholders)—and (b) all or part of those distributions might be eligible for the dividends-received deduction in the case of corporate shareholders that meet certain holding period and other requirements regarding their Shares. Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

Each Fund will be subject to a nondeductible 4% federal excise tax (“Excise Tax”) to the extent it fails to distribute to its shareholders by the end of any calendar year substantially all of its ordinary (taxable) income for the calendar year and capital gain net income for the twelve months ended October 31 of such year, plus certain other amounts. For these purposes, a Fund may defer into the next taxable year any capital loss incurred between November 1 and the end of the current taxable year as well as certain “late-year ordinary losses” incurred between January 1 and the end of the current taxable year. Generally, it is the Funds’ policy to pay sufficient dividends and make other sufficient distributions each year to avoid the imposition of the Excise Tax, but the Funds can give no assurance that all or a portion of such liability will be avoided.

The Trust has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, on obtaining the ordered Shares, own 80% or more of a Fund’s outstanding Shares and if, pursuant to sections 351 and 362 of the Internal Revenue Code, a Fund would have a basis in the Deposit Securities to be received in exchange for the ordered Shares different from their market value on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Taxation of Shareholders. Distributions from a Fund’s net investment income and net short-term gain, if any, are generally taxable as ordinary income (except for QDI, as described below). Distributions that a shareholder reinvests in additional Shares through the means of a dividend reinvestment service will be taxable to the shareholder to the same extent as if the distributions had been received in cash. Distributions to a shareholder of net capital gain, if any, are taxable as long-term capital gains, regardless of how long the shareholder has held his or her Shares. Distributions of ordinary income and capital gains may also be subject to state and local taxes.

Distributions that a Fund declares in October, November, or December and pays to shareholders of record in one of those months during the following January are treated as having been received by the shareholders on December 31 of the year the distributions were declared.

If, for any taxable year, the total distributions that a Fund makes exceed its current and accumulated earnings and profits, the excess will, for federal income tax purposes, be treated as a return of capital up to the amount of a shareholder’s basis in his or her Shares and thereafter as gain from the sale of those Shares. The amount so treated as a return of capital will reduce the shareholder’s adjusted basis in his or her Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of those Shares.

The sale or redemption (“disposition”) of Shares may give rise to a capital gain or loss, which generally will be treated as long-term capital gain or loss if the Shares have been held for more than one year and otherwise as short-term capital gain or loss. Long-term capital gains of individual shareholders generally are subject to federal income tax at the 15%/20% maximum rates noted above. In addition, a Fund’s distributions to such a shareholder of QDI will qualify for federal income taxation at those rates, provided that certain holding period and other requirements are met by the Fund and the shareholder. Each Fund will report to shareholders annually the amount of any distributions taxable as ordinary income (from net investment income and net short-term gain), the amount of any distributions from net capital gain, and the portion, if any, of dividends that may qualify as QDI.

A loss realized on a disposition of Shares may be disallowed if other Shares are acquired (whether through the automatic reinvestment of distributions, if available, or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the Shares are disposed of. In such a case, the basis in the acquired Shares will be adjusted to reflect the disallowed loss. In addition, any loss on a shareholder’s disposition of Shares held for six

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months or less will be treated as long-term capital loss to the extent of any distribution of net capital gain received by the shareholder with respect to such Shares.

An individual is required to pay a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally will include distributions a Fund pays and gains recognized from the disposition of Shares, or (2) the excess of the individual’s “modified adjusted gross income” over $200,000 for single taxpayers ($250,000 for married persons filing jointly). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisors regarding the effect, if any, that this provision may have on their investment in Shares.

A shareholder who wants to use the average basis method for determining his or her basis in Shares must elect to do so in writing (which may be electronic) with the broker through which he or she purchased the Shares. A shareholder who wishes to use a different Internal Revenue Service (“IRS”)-acceptable method for basis determination (e.g., a specific identification method) may elect to do so. Shareholders are urged to consult with their brokers regarding the application of the basis determination rules to them.

If more than 50% of the value of a Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election for that year with the IRS that would enable it to pass through to its shareholders to benefit from any foreign tax credits or deductions available with respect to foreign taxes it pays. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder’s proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend the Fund paid that represents income from foreign sources or U.S. possessions (“foreign-source income”) as the shareholder’s own income from those sources, and (3) could either use the foregoing information in calculating the foreign tax credit against the shareholder’s federal income tax or, alternatively, deduct the foreign taxes deemed paid by the shareholder in computing taxable income. If a Fund makes this election for a taxable year, it will report to its shareholders shortly after that year their respective shares of the foreign taxes it paid and its foreign-source income for that year.

Individual shareholders of a Fund described in the preceding paragraph who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on IRS Forms 1099 and all of whose foreign source income is “qualified passive income” may elect each taxable year to be exempt from the foreign tax credit limitation for federal income tax purposes (about which shareholders may wish to consult their tax advisors), in which event they would be able to claim a foreign tax credit without having to file the detailed IRS Form 1116 that otherwise is required. A shareholder will not be entitled to credit or deduct its allocable portion of foreign taxes the Fund paid if the shareholder has not held the Fund’s shares for at least 16 days during the 31-day period beginning 15 days before the ex-distribution date for those shares. The minimum holding period will be extended if the shareholder’s risk of loss with respect to those shares is reduced by reason of holding an offsetting position. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A nonresident alien individual, foreign corporation or partnership, or foreign trust or estate holding shares of the Fund (a “foreign shareholder”) may not deduct or claim a credit for foreign taxes in determining its U.S. federal income tax liability unless the Fund dividends paid to it are effectively connected with the foreign shareholder’s conduct of a trade or business within the United States (“effectively connected”).

Distributions of ordinary income paid to a foreign shareholder that are not effectively connected generally will be subject to a 30% U.S. withholding tax (unless a reduced rate of withholding or a withholding exemption is provided under an applicable treaty). However, a foreign shareholder generally will not be subject to withholding or income tax on gains realized on the sale of Shares or on net capital gain distributions unless (1) the gain or distribution is effectively connected or (2) in the case of an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or distribution and certain other conditions are met. In those cases, such gains and distributions generally will be subject to federal income taxation at regular income tax rates. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the federal withholding tax. Nonresident alien individuals also may be subject to federal estate tax.

A Fund must withhold and remit to the U.S. Treasury Department (“U.S. Treasury”) 28% of distributions of ordinary income, capital gains, and any cash received on redemption of Creation Units (regardless of the extent to

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which gain or loss may be realized) otherwise payable to any individual shareholder who fails to certify that the taxpayer identification number furnished to the Fund is correct or who furnishes an incorrect number (together with the withholding described in the next sentence, “backup withholding”). Withholding at that rate also is required from the Fund’s dividends and capital gain distributions otherwise payable to such a shareholder who is subject to backup withholding for any other reason. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that the investor is not otherwise subject to backup withholding.

Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, “foreign financial institutions” (“FFIs”) or “non-financial foreign entities” (“NFFEs”) that are shareholders in a Fund may be subject to a generally nonrefundable 30% withholding tax on (a) income dividends, and (b) certain capital gain distributions and the proceeds of a sale (or redemption) of Shares paid after December 31, 2018. As discussed in more detail below, the FATCA withholding tax generally can be avoided (1) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts held by U.S. persons with the FFI and (2) by an NFFE, if it has no substantial U.S. persons as owners and, in certain circumstances, also certified that (i) it has no substantial U.S. persons as owners or (ii) it does have any such owners and reports information relating to them to the withholding agent (which may be the Fund). The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under the Internal Revenue Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.

An FFI resident in a country that has entered into a Model I IGA with the United States must report to the government of that country (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.

An NFFE that is the beneficial owner of a payment from the Fund can avoid FATCA withholding generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each such owner. The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the IRS.

Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation and the impact thereof on their investment in a Fund.

Taxation of Fund Investments. A Fund may make investments that are subject to special federal income tax rules. Those rules can, among other things, affect the timing of the recognition of income or gain, the treatment of income as capital or ordinary, and the treatment of capital gain or loss as long-term or short-term. The application of those special rules would therefore also affect the amount, timing and character of distributions that a Fund makes and could require the Fund to borrow money or dispose of some of its investments earlier than anticipated in order to meet its distribution requirements.

Investment income received, and gains realized, by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source, and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries that entitle the Fund

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to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other form(s) to receive the benefit of the reduced tax rate; whether or when the Fund will receive a tax reclaim is within the control of the individual country. Information required on those forms may not be available, such as shareholder information; therefore, the Fund may not receive one or more reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements that also may cause the Fund to not receive one or more reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on the sale or other disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance, since the amount of the Fund’s assets to be invested in various countries is not known.

CHINESE TAXES (PowerShares China All-Cap Portfolio and PowerShares China Technology Portfolio)

China H-shares. Investors should note that where a Fund invests in China H-shares of which the income (such as dividend income) is derived from China, if any, the Fund is subject to withholding of Enterprise Income Tax imposed in China. The Fund may also be subject to other taxes imposed in China.

Under the Enterprise Income Tax Law and its implementation rules, income derived from China by non-resident enterprises which have no establishment or place in China is subject to withholding of Enterprise Income Tax at the rate of 10% (such rate may however be subject to change from time to time). As such, in respect of the investments of a Fund in China H-shares of which the income (such as dividend income) is derived from China, if any, the Fund is subject to withholding of Enterprise Income Tax by the relevant China H-share issuers distributing such dividends; and such withholding tax will reduce the income to the Fund and adversely affect the performance of the Fund.

However, there are still uncertainties as to the implementation of the Enterprise Income Tax Law and its sub-legislations with respect to capital gains from China H-shares issued by Chinese tax resident enterprises. As a general rule, the Enterprise Income Tax Law provides that a 10% withholding tax would be imposed on the China-sourced capital gains from China H-shares received by non-resident enterprises which have no establishment or place in China such as the Fund. Under certain tax treaties of China and related regulations, capital gains from the alienation of China H-shares of a Chinese tax resident enterprises at least 50% of the property of which consists directly or indirectly of real property situated in China is subject to withholding of Enterprise Income Tax at the rate of 10%. However, as a matter of practice, the withholding tax has not been strictly enforced on capital gains realized by non-resident enterprises from disposal of China H-shares traded on open stock exchanges. Chinese revenue authorities announced a temporary exemption from capital gains withholding for certain investors with effect from November 17, 2014, coupled with a subsequent effort by authorities to collect taxes from such investors for capital gains attributable to investments between November 17, 2009 and November 16, 2014. While such measures did not directly address the treatment of H-shares, there can be no assurance that the Chinese government will not undertake similar actions with respect to H-shares in the future.

Currently, the Adviser has not made any provision for taxes. To ensure fairness to all shareholders, the Adviser reserves the right to make any provision for taxes or deduct or withhold an amount on account of taxes (for which a Fund may be directly or indirectly liable to the Chinese tax authorities in respect of the Fund’s investments in the relevant China H-shares) from assets of a Fund as they consider appropriate.

Once the Chinese tax authority has issued further notices or clarified the uncertainties regarding the implementation of the Enterprise Income Tax Law and its sub-legislations with respect to capital gains from China H-shares, the Adviser may make such provision for taxes or such adjustments to the amount of provision for taxes (if any) as they consider necessary as soon as practicable. If provision for taxes is to be made, the Adviser will notify the relevant shareholders of the same as soon as practicable. The amount of such provision, deduction or withholding for taxes by the Adviser will be disclosed in the financial reports of a Fund.

In case of no provision for taxes being made or a difference between a Fund’s provision for taxes (if any) and its actual Chinese tax liabilities, the relevant amounts shall be credited to or debited from the Fund’s assets (as the case may be). As a result, the income from, and/or the performance of, a Fund may or may not be adversely affected and the impact on individual shareholders of the Fund may vary, depending on factors such as the level of the Fund’s provision for taxes (if any) and the amount of the difference at the relevant time and when the relevant shareholders subscribed for and/or redeemed their Shares in the Fund.

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There is a possibility that the current tax laws, rules, regulations and practice in China and/or the current interpretation or understanding thereof may change in the future and such change(s) may have retrospective effect. A Fund could become subject to additional taxation that is not anticipated as at the date hereof or when the relevant investments are made, valued or disposed of. Any of those changes may reduce the income from, and/or the value of, the relevant investments in a Fund.

Red Chips and China N-shares. Under the current general provisions of the Enterprise Income Tax Law, the source of dividend income and capital gains derived by a Fund from investing in shares of Red Chips and China N-shares would depend on whether such Red Chips or issuers of China N-shares, as offshore incorporated companies, would be treated as Chinese tax resident enterprises under the Enterprise Income Tax Law due to their place of effective management being considered in China.

The State Administration of Taxation of China issued a tax notice, Guo Shui Fa [2009] No. 82 (“Notice 82”) that took effect from 1 January 2008, which clarifies the recognition criteria on what constitute a “place of effective management” for overseas incorporated domestically-controlled enterprises that would be relevant for the determination of China residency status under the Enterprise Income Tax Law.

Where a Red Chip company or an issuer of China N-shares falls within the recognition criteria under Notice 82, resulting in its place of effective management being considered to be in China (and thus is considered a Chinese tax resident enterprise), any dividend income paid from the Red Chip or the issuer of China N-shares or capital gains on disposal of shares in Red Chips or China N-shares would be technically considered to be China-sourced income and subject to withholding tax which is similar to that levied with respect to China H-shares as discussed under the preceding heading, when such dividends or capital gains are paid to a non-resident enterprises such as a Fund.

In any event, if the Red Chip companies or the issuers of China N-shares are not treated or declared itself as Chinese tax resident enterprises, any dividends received by, or capital gains realized by, a Fund on disposal of shares of the Red Chips or China N-shares should not be considered China-source income and therefore should not be subject to any withholding tax under Chinese laws.

* * * * *

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under federal, state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof, all of which are subject to change, which change may be retroactive. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

DETERMINATION OF NAV

The following information should be read in conjunction with the section in the Prospectus entitled “Net Asset Value.” Additional information regarding the current NAV per share of each Fund can be found at www.powershares.com.

The Custodian calculates and determines the NAV per Share as of the close of the regular trading session on NYSE (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open, [provided that U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time.] NAV is calculated by deducting all of a Fund’s liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust’s Board or its delegate. In determining NAV, expenses are accrued and applied daily, and securities and other assets for which market quotations are available are valued at market value. Securities listed or traded on an exchange generally are valued at

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the last sales price or official closing price of the exchange where the security primarily is traded. Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they will be valued at the last sale or official closing price on the exchanges on which they primarily trade. Debt and securities not listed on an exchange normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value debt securities assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The Adviser may use various pricing services or discontinue the use of any pricing service at any time. When price quotes are not readily available, securities will be valued using pricing provided from independent pricing services or by another method in accordance with the Trust’s valuation policies and procedures approved by the Board.

Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Adviser determines that the closing price of the security is unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments, and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that primarily are listed on foreign exchanges, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

Intraday Indicative Value. The trading prices of the Shares in the secondary market generally differ from the Funds’ daily NAV and are affected by market forces such as the supply of and demand for ETF Shares and underlying securities held by the Funds, economic conditions and other factors. Information regarding the IIV of the Shares is disseminated every 15 seconds throughout each trading day by the Exchange or by market data vendors or other information providers. However, the IIV should not be viewed as a “real-time” update of the Funds’ NAV. The IIV is based on the current market value of the published basket of portfolio securities and/or cash required to be deposited in exchange for a Creation Unit and does not necessarily reflect the precise composition of the Funds’ actual portfolio at a particular point in time. Moreover, the IIV is generally determined by using current market quotations and/or price quotations obtained from broker-dealers and other market intermediaries and valuations based on current market rates. The IIV may not be calculated in the same manner as the NAV, which (i) is computed only once a day, (ii) unlike the calculation of the IIV, takes into account Fund expenses, and (iii) may be subject, in accordance with the requirements of the 1940 Act, to fair valuation at different prices than those used in the calculations of the IIV. Therefore, the IIV may not reflect the best possible valuation of the Funds’ current portfolio. Additionally, the quotations and/or valuations of certain of the Funds’ holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States, which could affect premiums and discounts between the IIV and the market price of the Shares. The Funds, the Adviser and their affiliates are not involved in, or responsible for, any aspect of the calculation or dissemination of the IIV, and the Funds, the Adviser and their affiliates do not make any warranty as to the accuracy of these calculations.

DIVIDENDS AND OTHER DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Other Distributions and Taxes.”

General Policies. Ordinarily, dividends from net investment income, if any, are declared and paid at least annually by each Fund, except for PowerShares Zacks Multi-Asset Income Portfolio, PowerShares Wilshire US REIT Portfolio, PowerShares S&P Global Dividend Opportunities Index Portfolio, PowerShares Canadian Energy Income Portfolio, PowerShares Zacks International Multi-Asset Income Portfolio, PowerShares Shipping Portfolio, PowerShares S&P High Income Infrastructure, which declare and pay dividends from net investment income, if any, quarterly, and the PowerShares BulletShares Portfolios, PowerShares Ultra Short Duration Portfolio and PowerShares Total Return Bond Portfolio, which declare and pay dividends from net investment income, if any, monthly.

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Distributions of net realized securities gains, if any, generally are declared and paid at least annually, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income tax or Excise Tax on undistributed income.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of the Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from a Fund.

Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of Shares for reinvestment of their distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

MISCELLANEOUS INFORMATION

Counsel. Stradley Ronon Stevens & Young, LLP, located at 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 1250 Connecticut Avenue, N.W., Suite 500, Washington, D.C. 20036, serves as legal counsel to the Trust.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the PowerShares Funds’ independent registered public accounting firm. PwC has been retained to audit the PowerShares Funds’ annual financial statements and performs other related audit services.

FINANCIAL STATEMENTS

Each Fund is new and has no performance history as of the date of this SAI. Financial information therefore is not yet available. The audited financial statements for the Funds will appear in the Trust’s Annual Report to shareholders when available. When available, you may request a copy of the Trust’s Annual Report at no charge by calling 1-800-983-0903 during normal business hours.

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APPENDIX A

Proxy Voting Guidelines

Applicable to the Funds	PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust (collectively “the Trusts”)
Risk Addressed by Policy	Breach of fiduciary duty to client under the Investment Advisers Act of 1940 by placing Invesco personal interests ahead of clients best interest in voting proxies
Relevant Law	Investment Advisers Act of 1940
Approved/Adopted Date	March 7, 2017
Last reviewed by Compliance for Accuracy	September 10, 2015.

Invesco PowerShares Capital Management LLC (“Invesco PowerShares” or the “Adviser”) has adopted proxy voting policies with respect to securities owned by series of the PowerShares Exchange-Traded Fund Trust, the PowerShares Exchange-Traded Fund Trust II, the PowerShares Actively Managed Exchange-Traded Fund Trust, the PowerShares India Exchange-Traded Fund Trust, the PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and the PowerShares Exchange-Traded Self-Indexed Fund Trust (collectively, the “Funds”) for which it serves as investment adviser and has been delegated the authority to vote proxies. Invesco PowerShares’ proxy voting policies are designed to provide that proxies are voted in the best interests of shareholders.

Invesco Ltd, the parent to the Adviser, has adopted a global policy statement on corporate governance and proxy voting (the “Global Invesco Policy”) (see exhibit A), which details Invesco’s views on governance matters and describes the proxy administration and governance approach. The Adviser votes proxies by utilizing the procedures and mechanisms outlined in the Global Invesco Policy, while maintaining the Fund-specific guidelines described below:

1. Overlapping Securities

In instances where both a Fund and a fund advised by an Invesco Ltd entity both hold an equity security (“Overlapping Securities”), the Adviser will vote proxies in accordance with the recommendation of an Invesco Ltd adviser based on the comprehensive proxy review and under the Global Invesco Policy. The Global Invesco Policy is overseen by the Invesco Proxy Advisory Committee (“IPAC”), which also orchestrates the review and analysis of the top twenty-five proxy voting matters, measured by overall size of holdings by funds within the Invesco family. The Adviser consults with the IPAC on specific proxy votes and general proxy voting matters as it deems necessary. In addition, as part of the Global Invesco Proxy Voting Process, the IPAC oversees instances when possible conflicts of interest arise among funds. (Please see the global policy for the detailed conflict of interest approach).

In instances where the Global proxy administration team does not receive a recommendation in a timely manner, the proxy administration team will automatically vote such ballots in accordance with the Invesco’s custom guidelines established on Invesco’s global proxy voting policy and US guidelines.

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2. Non-Overlapping Securities

In instances where securities are held only by a Fund, and not also by an Invesco Ltd active equity entity fund, the Adviser will instruct the proxy administration team to vote proxies in accordance with said Invesco custom guidelines implemented by ISS, Invesco’s vote execution agent.

Under this Policy, the Adviser retains the power to vote contrary to the recommendation of the Invesco Voting Process (for Overlapping Securities) or Invesco’s custom guidelines for Non-Overlapping Securities) at its discretion, so long as the reasons for doing so are well documented.

Proxy Constraints

The adviser will approach proxy constraints according to the Invesco Global statement on corporate governance and proxy voting.

Special Policy

Certain Funds pursue their investment objectives by investing in other registered investment companies pursuant to an exemptive order granted by the Securities and Exchange Commission. The relief granted by that order is conditioned upon complying with a number of undertakings, some of which require a Fund to vote its shares in an acquired investment company in the same proportion as other holders of the acquired fund’s shares. In instances in which a Fund is required to vote in this manner to rely on the exemptive order, the Adviser will vote shares of these acquired investment companies in compliance with the voting mechanism required by the order.

Resolving Potential Conflicts of Interest

Voting of Proxies Related to Invesco Ltd.

The adviser will approach conflicts of interest in accordance with Invesco’s Global policy statement on corporate governance and proxy voting.)

Approved June 24, 2014

Amended: March 7, 2017

Effective: March 7, 2017

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Exhibit A to Appendix A

Invesco’s Policy Statement on Global Corporate Governance and Proxy Voting

I. Guiding Principles and Philosophy

Public companies hold shareholder meetings, attended by the company’s executives, directors, and shareholders, during which important issues, such as appointments to the company’s board of directors, executive compensation, and auditors, are addressed and where applicable, voted on. Proxy voting gives shareholders the opportunity to vote on issues that impact the company’s operations and policies without being present at the meetings.

Invesco views proxy voting as an integral part of its investment management responsibilities and believes that the right to vote proxies should be managed with the same high standards of care and fiduciary duty to its clients as all other elements of the investment process. Invesco’s proxy voting philosophy, governance structure and process are designed to ensure that proxy votes are cast in accordance with clients’ best interests, which Invesco interprets to mean clients’ best economic interests, this Policy and the operating guidelines and procedures of Invesco’s regional investment centers.

Invesco investment teams vote proxies on behalf of Invesco-sponsored funds and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf.

The proxy voting process at Invesco, which is driven by investment professionals, focuses on maximizing long-term value for our clients, protecting clients’ rights and promoting governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders. Invesco takes a nuanced approach to voting and, therefore, many matters to be voted upon are reviewed on a case by case basis.

Votes in favor of board or management proposals should not be interpreted as an indication of insufficient consideration by Invesco fund managers. Such votes may reflect the outcome of past or ongoing engagement and active ownership by Invesco with representatives of the companies in which we invest.

II. Applicability of this Policy

This Policy sets forth the framework of Invesco’s corporate governance approach, broad philosophy and guiding principles that inform the proxy voting practices of Invesco’s investment teams around the world. Given the different nature of these teams and their respective investment processes, as well as the significant differences in regulatory regimes and market practices across jurisdictions, not all aspects of this Policy may apply to all Invesco investment teams at all times. In the case of a conflict between this Policy and the operating guidelines and procedures of a regional investment center the latter will control.

III. Proxy Voting for Certain Fixed Income, Money Market Accounts and Index

For proxies held by certain client accounts managed in accordance with fixed income, money market and index strategies (including exchange traded funds), Invesco will typically vote in line with the majority holder of the active-equity shares held by Invesco outside of those strategies (“Majority Voting”). In this manner Invesco seeks to leverage the active-equity expertise and comprehensive proxy voting reviews conducted by teams employing active-equity strategies, which typically incorporate analysis of proxy issues as a core component of the investment process. Portfolio managers for accounts employing Majority Voting still retain full discretion to override Majority Voting and to vote the shares as they determine to be in the best interest of those accounts, absent certain types of conflicts of interest, which are discussed elsewhere in this Policy.

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IV. Conflicts of Interest

There may be occasions where voting proxies may present a real or perceived conflict of interest between Invesco, as investment manager, and one or more of Invesco’s clients or vendors. Under Invesco’s Code of Conduct, Invesco entities and individuals are strictly prohibited from putting personal benefit, whether tangible or intangible, before the interests of clients. “Personal benefit” includes any intended benefit for Invesco, oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for the relevant Invesco client.

Firm-level Conflicts of Interest

A conflict of interest may exist if Invesco has a material business relationship with, or is actively soliciting business from, either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote (e.g., issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts). Invesco’s proxy governance team maintains a list of all such issuers for which a conflict of interest exists.

If the proposal that gives rise to the potential conflict is specifically addressed by this Policy or the operating guidelines and procedures of the relevant regional investment center, Invesco generally will vote the proxy in accordance therewith. Otherwise, based on a majority vote of its members, the Global IPAC (as described below) will vote the proxy.

Because this Policy and the operating guidelines and procedures of each regional investment center are pre-determined and crafted to be in the best economic interest of clients, applying them to vote client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.’s pecuniary interest when voting proxies on behalf of clients.

Personal Conflicts of Interest

A conflict also may exist where an Invesco employee has a known personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships.

All Invesco personnel with proxy voting responsibilities are required to report any known personal conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.

Other Conflicts of Interest

In order to avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by, or related to matters involving, Invesco Ltd. that may be held in client accounts from time to time.11 Shares of an Invesco-sponsored fund held by other Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund.

V. Use of Third-Party Proxy Advisory Services

Invesco may supplement its internal research with information from third-parties, such as proxy advisory firms. However, Invesco generally retains full and independent discretion with respect to proxy voting decisions.

As part of its fiduciary obligation to clients, Invesco performs extensive initial and ongoing due diligence on the proxy advisory firms it engages. This includes reviews of information regarding the capabilities of their research staffs and internal controls, policies and procedures, including those relating to possible conflicts of interest. In addition, Invesco regularly monitors and communicates with these firms and monitors their compliance with Invesco’s performance and policy standards.

Generally speaking, Invesco does not invest for its clients in the shares of Invesco Ltd., however, limited exceptions apply in the case of funds or accounts designed to track an index that includes Invesco Ltd. as a component.

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VI. Global Proxy Voting Platform and Administration

Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global Invesco Proxy Advisory Committee (“Global IPAC”). The Global IPAC is a global investments-driven committee comprised of representatives from various investment management teams and Invesco’s Global Head of Proxy Governance and Responsible Investment (“Head of Proxy Governance”). The Global IPAC provides a forum for investment teams to monitor, understand and discuss key proxy issues and voting trends within the Invesco complex. Absent a conflict of interest, the Global IPAC representatives, in consultation with the respective investment team, are responsible for voting proxies for the securities the team manages (unless such responsibility is explicitly delegated to the portfolio managers of the securities in question) In addition to the Global IPAC, for some clients, third parties (e.g., U.S. mutual fund boards) provide oversight of the proxy process. The Global IPAC and Invesco’s proxy administration and governance team, compliance and legal teams regularly communicate and review this Policy and the operating guidelines and procedures of each regional investment center to ensure that they remain consistent with clients’ best interests, regulatory requirements, governance trends and industry best practices.

Invesco maintains a proprietary global proxy administration platform, known as the “fund manager portal” and supported by the Head of Proxy Governance and a dedicated team of internal proxy specialists. The platform streamlines the proxy voting and ballot reconciliation processes, as well as related functions, such as share blocking and managing conflicts of interest issuers. Managing these processes internally, as opposed to relying on third parties, gives Invesco greater quality control, oversight and independence in the proxy administration process.

The platform also includes advanced global reporting and record-keeping capabilities regarding proxy matters that enable Invesco to satisfy client, regulatory and management requirements. Historical proxy voting information, including commentary by investment professionals regarding the votes they cast, where applicable, is stored to build institutional knowledge across the Invesco complex with respect to individual companies and proxy issues. Certain investment teams also use the platform to access third-party proxy research.

VII. Non-Votes

In the great majority of instances, Invesco is able to vote proxies successfully. However, in certain circumstances Invesco may refrain from voting where the economic or other opportunity costs of voting exceeds any anticipated benefits of that proxy proposal. In addition, there may be instances in which Invesco is unable to vote all of its clients’ proxies despite using commercially reasonable efforts to do so. For example:

•       Invesco may not receive proxy materials from the relevant fund or client custodian with sufficient time and information to make an informed independent voting decision. In such cases, Invesco may choose not to vote, to abstain from voting, to vote in line with management or to vote in accordance with proxy Adviser recommendations. These matters are left to the discretion of the fund manager.

•       If the security in question is on loan as part of a securities lending program, Invesco may determine that the benefit to the client of voting a particular proxy is outweighed by the revenue that would be lost by terminating the loan and recalling the securities.

•       In some countries the exercise of voting rights imposes temporary transfer restrictions on the related securities (“share blocking”). Invesco generally refrains from voting proxies in share-blocking countries unless Invesco determines that the benefit to the client(s) of voting a specific proxy outweighs the client’s temporary inability to sell the security.

•       Some companies require a representative to attend meetings in person in order to vote a proxy. In such cases, Invesco may determine that the costs of sending a representative or signing a power-of-attorney outweigh the benefit of voting a particular proxy.

VIII. Proxy Voting Guidelines

The following guidelines describe Invesco’s general positions on various common proxy voting issues. This list is not intended to be exhaustive or prescriptive. As noted above, Invesco’s proxy process is investor-driven, and each fund manager retains ultimate discretion to vote proxies in the manner they deem most appropriate, consistent with Invesco’s proxy voting principles and philosophy discussed in Sections I through IV. Individual proxy votes therefore will differ from these guidelines from time to time.

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A. Shareholder Access and Treatment of Shareholder Proposals

Invesco reviews on a case by case basis but generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action, and proposals to promote the adoption of generally accepted best practices in corporate governance, provided that such proposals would not require a disproportionate amount of management attention or corporate resources or otherwise that may inappropriately disrupt the company’s business and main purpose, usually set out in their reporting disclosures and business model. Likewise, Invesco reviews on a case by case basis but generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted (for example, where minority shareholders’ rights are not adequately protected).

B. Environmental, Social and Corporate Responsibility Issues

Invesco believes that a company’s long-term response to environmental, social and corporate responsibility issues can significantly affect its long-term shareholder value. We recognize that to manage a corporation effectively, directors and management may consider not only the interests of shareholders, but also the interests of employees, customers, suppliers, creditors and the local community, among others. While Invesco generally affords management discretion with respect to the operation of a company’s business, Invesco will evaluate such proposals on a case by case basis and will vote proposals relating to these issues in a manner intended to maximize long-term shareholder value.

C. Capitalization Structure Issues

i. Stock Issuances

Invesco generally supports a board’s decisions about the need for additional capital stock to meet ongoing corporate needs, except where the request could adversely affect Invesco clients’ ownership stakes or voting rights. Some capitalization proposals, such as those to authorize common or preferred stock with special voting rights or to issue additional stock in connection with an acquisition, may require additional analysis. Invesco generally opposes proposals to authorize classes of preferred stock with unspecified voting, conversion, dividend or other rights (“blank check” stock) when they appear to be intended as an anti-takeover mechanism; such issuances may be supported when used for general financing purposes.

ii. Stock Splits

Invesco generally supports a board’s proposal to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given the company’s industry and performance in terms of shareholder returns.

iii. Share Repurchases

Invesco generally supports a board’s proposal to institute open-market share repurchase plans only if all shareholders participate on an equal basis.

D. Corporate Governance Issues

i. Board of Directors

1. Director Nominees in Uncontested Elections

Subject to the other considerations described below, in an uncontested director election for a company without a controlling shareholder, Invesco generally votes in favor of the director slate if it is comprised of at least a majority of independent directors and if the board’s key committees are fully independent, effective and balanced. Key committees include the audit, compensation/remuneration and governance/nominating committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

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2. Director Nominees in Contested Elections

Invesco recognizes that short-term investment sentiments influence the corporate governance landscape and may influence companies in Invesco clients’ portfolios and more broadly across the market. Invesco recognizes that short-term investment sentiment may conflict with long-term value creation and as such looks at each proxy contest matter on a case by case basis, considering factors such as:

•	Long-term financial performance of the company relative to its industry,

•	Management’s track record,

•	Background to the proxy contest,

•	Qualifications of director nominees (both slates),

•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met, and

•	Stock ownership positions in the company.

3. Director Accountability

Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders. Examples include, without limitation, poor attendance (less than 75%, absent extenuating circumstances) at meetings, failing to implement shareholder proposals that have received a majority of votes and/or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.

4. Director Independence

Invesco generally supports proposals to require a majority of directors to be independent unless particular circumstances make this not feasible or in the best interests of shareholders. We generally vote for proposals that would require the board’s audit, compensation/remuneration, and/or governance/nominating committees to be composed exclusively of independent directors since this minimizes the potential for conflicts of interest.

5. Director Indemnification

Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs. As a result, reasonable limitations on directors’ liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors. Invesco, therefore, generally supports proposals to limit directors’ liability and provide indemnification and/or exculpation, provided that the arrangements are limited to the director acting honestly and in good faith with a view to the best interests of the company and, in criminal matters, are limited to the director having reasonable grounds for believing the conduct was lawful.

6. Separate Chairperson and CEO

Invesco evaluates these proposals on a case by case basis, recognizing that good governance requires either an independent chair or a qualified, proactive, and lead independent director.

Voting decisions may take into account, among other factors, the presence or absence of:

•	a designated lead director, appointed from the ranks of the independent board members, with an established term of office and clearly delineated powers and duties;

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•	a majority of independent directors;

•	completely independent key committees;

•	committee chairpersons nominated by the independent directors;

•	CEO performance reviewed annually by a committee of independent directors; and

•	established governance guidelines.

7. Majority/Supermajority/Cumulative Voting for Directors

The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco generally votes in favor of proposals to elect directors by a majority vote. Except in cases where required by law in the jurisdiction of incorporation or when a company has adopted formal governance principles that present a meaningful alternative to the majority voting standard, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco generally opposes such proposals as unnecessary where the company has adopted a majority voting standard. However, Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

8. Staggered Boards/Annual Election of Directors

Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

9. Board Size

Invesco believes that the number of directors is an important factor to consider when evaluating the board’s ability to maximize long-term shareholder value. Invesco approaches proxies relating to board size on a case by case basis but generally will defer to the board with respect to determining the optimal number of board members, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective.

10. Term Limits for Directors

Invesco believes it is important for a board of directors to examine its membership regularly with a view to ensuring that the company continues to benefit from a diversity of director viewpoints and experience. We generally believe that an individual board’s nominating committee is best positioned to determine whether director term limits would be an appropriate measure to help achieve these goals and, if so, the nature of such limits.

ii. Audit Committees and Auditors

1. Qualifications of Audit Committee and Auditors

Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Audit Committee and holds its members accountable for the quality of the company’s financial statements and reports.

2. Auditor Indemnifications

A company’s independent auditors play a critical role in ensuring and attesting to the integrity of the company’s financial statements. It is therefore essential that they perform their work in accordance with the highest standards. Invesco generally opposes proposals that would limit the liability of or indemnify auditors because doing so could serve to undermine this obligation.

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3. Adequate Disclosure of Auditor Fees

Understanding the fees earned by the auditors is important for assessing auditor independence. Invesco’s support for the re-appointment of the auditors will take into consideration the availability of adequate disclosure concerning the amount and nature of audit versus non-audit fees. Invesco generally will support proposals that call for this disclosure if it is not already being made.

E. Remuneration and Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of portfolio companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the client’s investment.

i. Independent Compensation/Remuneration Committee

Invesco believes that an independent, experienced and well-informed compensation/remuneration committee is critical to ensuring that a company’s remuneration practices align with shareholders’ interests and, therefore, generally supports proposals calling for a compensation/remuneration committee to be comprised solely of independent directors.

ii. Advisory Votes on Executive Compensation

Invesco believes that an independent compensation/remuneration committee of the board, with input from management, is generally best positioned to determine the appropriate components and levels of executive compensation, as well as the appropriate frequency of related shareholder advisory votes. This is particularly the case where shareholders have the ability to express their views on remuneration matters through annual votes for or against the election of the individual directors who comprise the compensation/remuneration committee. Invesco, therefore, generally will support management’s recommendations with regard to the components and levels of executive compensation and the frequency of shareholder advisory votes on executive compensation. However, Invesco will vote against such recommendations where Invesco determines that a company’s executive remuneration policies are not properly aligned with shareholder interests or may create inappropriate incentives for management.

iii. Equity Based Compensation Plans

Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include, without limitation, the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability to replenish shares automatically without shareholder approval.

iv. Severance Arrangements

Invesco considers proposed severance arrangements (sometimes known as “golden parachute” arrangements) on a case-by-case basis due to the wide variety among their terms. Invesco acknowledges that in some cases such arrangements, if reasonable, may be in shareholders’ best interests as a method of attracting and retaining high quality executive talent. Invesco generally votes in favor of proposals requiring advisory shareholder ratification of senior executives’ severance agreements while generally opposing proposals that require such agreements to be ratified by shareholders in advance of their adoption.

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v. “Claw Back” Provisions

Invesco generally supports so called “claw back” policies intended to recoup remuneration paid to senior executives based upon materially inaccurate financial reporting (as evidenced by later restatements) or fraudulent accounting or business practices.

vi. Employee Stock Purchase Plans

Invesco generally supports employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price.

F. Anti-Takeover Defenses; Reincorporation

Measures designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they have the potential to create conflicts of interests among directors, management and shareholders. Such measures include adopting or renewing shareholder rights plans (“poison pills”), requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. In determining whether to support a proposal to add, eliminate or restrict anti-takeover measures, Invesco will examine the particular elements of the proposal to assess the degree to which it would adversely affect shareholder rights of adopted. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote. Invesco generally opposes payments by companies to minority shareholders intended to dissuade such shareholders from pursuing a takeover or other changes (sometimes known as “greenmail”) because these payments result in preferential treatment of some shareholders over others.

Reincorporation involves re-establishing the company in a different legal jurisdiction. Invesco generally will vote for proposals to reincorporate a company provided that the board and management have demonstrated sound financial or business reasons for the move. Invesco generally will oppose proposals to reincorporate if they are solely part of an anti-takeover defense or intended to limit directors’ liability.

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APPENDIX B

PROXY VOTING GUIDELINES

Applicable to	All Advisory Clients, including the Invesco Funds

Risk Addressed by the Guidelines	Breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco’s interests ahead of client’s best interests in voting proxies

Relevant Law and Other Sources	U.S. Investment Advisers Act of 1940, as amended

Last ☒ Reviewed ☒ Revised by Compliance for Accuracy	April 19, 2016

Guideline Owner	U.S. Compliance and Legal

Policy Approver	Invesco Advisers, Inc., Invesco Funds Board

Approved/Adopted Date	May 3-4, 2016

The following guidelines apply to all institutional and retail funds and accounts that have explicitly authorized Invesco Advisers, Inc. (“Invesco”) to vote proxies associated with securities held on their behalf (collectively, “Clients”).

A.	INTRODUCTION

Invesco Ltd. (“IVZ”), the ultimate parent company of Invesco, has adopted a global policy statement on corporate governance and proxy voting (the “Invesco Global Proxy Policy”). The policy describes IVZ’s views on governance matters and the proxy administration and governance approach. Invesco votes proxies by using the framework and procedures set forth in the Invesco Global Proxy Policy, while maintaining the Invesco-specific guidelines described below.

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B.	PROXY VOTING OVERSIGHT: THE MUTUAL FUNDS’ BOARD OF TRUSTEES

In addition to the Global Invesco Proxy Advisory Committee, the Invesco mutual funds’ board of trustees provides oversight of the proxy process through quarterly reporting and an annual in-person presentation by Invesco’s Global Head of Proxy Governance and Responsible Investment.

C.	USE OF THIRD PARTY PROXY ADVISORY SERVICES

Invesco has direct access to third-party proxy advisory analyses and recommendations (currently provided by Glass Lewis (“GL”) and Institutional Shareholder Services, Inc. (“ISS”)), among other research tools, and uses the information gleaned from those sources to make independent voting decisions.

Invesco’s proxy administration team performs extensive initial and ongoing due diligence on the proxy advisory firms that it engages. When deemed appropriate, representatives from the proxy advisory firms are asked to deliver updates directly to the mutual funds’ board of trustees. Invesco conducts semi-annual, in-person policy roundtables with key heads of research from ISS and GL to ensure transparency, dialogue and engagement with the firms. These meetings provide Invesco with an opportunity to assess the firms’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the advisory firms’ stances on key governance and proxy topics and their policy framework/methodologies. Invesco’s proxy administration team also reviews the annual SSAE 16 reports for, and the periodic proxy guideline updates published by, each proxy advisory firm to ensure that their guidelines remain consistent with Invesco’s policies and procedures. Furthermore, each proxy advisory firm completes an annual due diligence questionnaire submitted by Invesco, and Invesco conducts on-site due diligence at each firm, in part to discuss their responses to the questionnaire.

If Invesco becomes aware of any material inaccuracies in the information provided by ISS or GL, Invesco’s proxy administration team will investigate the matter to determine the cause, evaluate the adequacy of the proxy advisory firm’s control structure and assess the efficacy of the measures instituted to prevent further errors.

ISS and GL provide updates to previously issued proxy reports when necessary to incorporate newly available information or to correct factual errors. ISS also has a Feedback Review Board, which provides a mechanism for stakeholders to communicate with ISS about issues related to proxy voting and policy formulation, research, and the accuracy of data contained in ISS reports.

D.	PROXY VOTING GUIDELINES

The following guidelines describe Invesco’s general positions on various common proxy issues. The guidelines are not intended to be exhaustive or prescriptive. Invesco’s proxy process is investor-driven, and each portfolio manager retains ultimate discretion to vote proxies in the manner that he or she deems to be the most appropriate, consistent with the proxy voting principles and philosophy discussed in the Invesco Global Proxy Policy. Individual proxy votes therefore will differ from these guidelines from time to time.

I.	Corporate Governance

Management teams of companies are accountable to the boards of directors and directors of publicly held companies are accountable to shareholders. Invesco endeavors to vote the proxies of companies in a manner that will reinforce the notion of a board’s accountability. Consequently, Invesco generally votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board.

The following are specific voting issues that illustrate how Invesco applies this principle of accountability.

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Elections of directors

In uncontested director elections for companies that do not have a controlling shareholder, Invesco generally votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the audit, compensation and governance or nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve. Contested director elections are evaluated on a case-by-case basis.

Director performance

Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions, such as so-called “clawback” provisions.

Auditors and Audit Committee members

Invesco believes a company’s audit committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning audit committee. When electing directors who are members of a company’s audit committee, or when ratifying a company’s auditors, Invesco considers the past performance of the committee and holds its members accountable for the quality of the company’s financial statements and reports.

Majority standard in director elections

The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and generally votes in favor of proposals to elect directors by a majority vote.

Staggered Boards/Annual Election of Directors

Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

Supermajority voting requirements

Unless required by law in the state of incorporation, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

Responsiveness of Directors

Invesco generally withholds votes for directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

Cumulative voting

The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

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Proxy access

Invesco generally supports shareholders’ nominations of directors in the proxy statement and ballot because it increases the accountability of the board to shareholders. Invesco will generally consider the proposed minimum period of ownership (e.g., three years), minimum ownership percentage (e.g., three percent), limitations on a proponent’s ability to aggregate holdings with other shareholders and the maximum percentage of directors who can be nominated when determining how to vote on proxy access proposals.

Shareholder access

On business matters with potential financial consequences, Invesco generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance. Furthermore, Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted.

Exclusive Forum

Invesco generally supports proposals that would designate a specific jurisdiction in company bylaws as the exclusive venue for certain types of shareholder lawsuits in order to reduce costs arising out of multijurisdictional litigation.

II.	Compensation and Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the Client’s investment.

Following are specific voting issues that illustrate how Invesco evaluates incentive plans.

Executive compensation

Invesco evaluates executive compensation plans within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. Invesco views the election of independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco generally supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

Equity-based compensation plans

Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability automatically to replenish shares without shareholder approval.

Employee stock-purchase plans

Invesco generally supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

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Severance agreements

Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, Invesco generally opposes proposals requiring such agreements to be ratified by shareholders in advance of their adoption. Given the vast differences that may occur in these agreements, some severance agreements are evaluated on an individual basis.

III.	Capitalization

Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the Client’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV.	Mergers, Acquisitions and Other Corporate Actions

Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations and the votes for these types of corporate actions are generally determined on a case-by-case basis.

V.	Anti-Takeover Measures

Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they potentially create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco generally votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

VI.	Environmental, Social and Corporate Responsibility Issues

Invesco believes that a company’s response to environmental, social and corporate responsibility issues and the risks attendant to them can have a significant effect on its long-term shareholder value. Invesco recognizes that to manage a corporation effectively, directors and management must consider not only the interest of shareholders, but also the interests of employees, customers, suppliers and creditors, among others. While Invesco generally affords management discretion with respect to the operation of a company’s business, Invesco will evaluate such proposals on a case-by-case basis and will vote proposals relating to these issues in a manner intended to maximize long-term shareholder value.

VII.	Routine Business Matters

Routine business matters rarely have the potential to have a material effect on the economic prospects of Clients’ holdings, so Invesco generally supports a board’s discretion on these items. However, Invesco generally votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco generally votes against proposals to conduct other unidentified business at shareholder meetings.

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E.	EXCEPTIONS

Client Maintains Right to Vote Proxies

In the case of institutional or sub-advised Clients, Invesco will vote the proxies in accordance with these guidelines and the Invesco Global Proxy Policy, unless the Client retains in writing the right to vote or the named fiduciary of a Client (e.g., the plan sponsor of an ERISA Client) retains in writing the right to direct the plan trustee or a third party to vote proxies.

Voting for Certain Investment Strategies

For cash sweep investment vehicles selected by a Client but for which Invesco has proxy voting authority over the account and where no other Client holds the same securities, Invesco will vote proxies based on ISS recommendations.

Funds of Funds

Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

F.	POLICIES AND VOTE DISCLOSURE

A copy of these guidelines, the Invesco Global Proxy Policy and the voting record of each Invesco Retail Fund are available on Invesco’s web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all Invesco Funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year. In the case of institutional and sub-advised Clients, Clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.

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702 King Farm Boulevard, Suite 200

Rockville, Maryland 20850

[DATE]

Dear Shareholder:

I am writing to invite you to the special joint meeting (together with any postponements or adjournments thereof, the “Meeting”) of the shareholders of each of the above named funds (each a “Rydex Fund,” and collectively, the “Rydex Funds”), each a series of the Rydex ETF Trust (the “Trust”), to be held on February 16, 2018 at 1:00 p.m. Central time at the offices of Guggenheim Investments at 227 West Monroe Street, Chicago, Illinois 60606. The purpose of the Meeting is to vote on a proposal that affects each Rydex Fund, as disclosed in the enclosed Notice of Special Joint Meeting of Shareholders.

On September 28, 2017, Guggenheim Capital LLC entered into an agreement to sell its exchange-traded funds business to Invesco Ltd., a leading independent global investment management company (the “Transaction”). In connection with the Transaction, the Board of Trustees (the “Board”) of the Trust has approved, pursuant to an Agreement and Plan of Reorganization (the “Plan of Reorganization”), the transfer of the assets of each Rydex Fund to a corresponding, newly formed series (each, a “PowerShares Fund,” and collectively the “PowerShares Funds”) of the PowerShares by Invesco family of funds (the “Reorganization”). The Reorganization would occur by transferring all or substantially all of the assets and substantially all of the liabilities of each Rydex Fund to a corresponding PowerShares Fund with the same investment objective and principal risks, as well as substantially the same principal investment strategies, as the corresponding Rydex Fund. If shareholders approve the Plan of Reorganization, and certain other closing conditions are met, you will receive a number of shares of beneficial interest of the corresponding PowerShares Fund (and cash with respect to any fractional shares) equal in value to the net asset value of the shares of your Rydex Fund(s) immediately prior to the Reorganization.

Each Rydex Fund is an index fund that seeks to replicate or correspond as closely as possible, before fees and expenses, to the performance of an underlying index. Upon the closing of the Reorganization (the “Closing”), each

PowerShares Fund will have the same investment objective, and will seek to track the same underlying index, as its corresponding Rydex Fund. Although the PowerShares Funds will be advised by a different investment adviser, each PowerShares Fund’s investment objective and principal investment risks will be the same, and its principal investment strategies will be substantially the same, as those of its corresponding Rydex Fund at the time of the Closing. In addition, the fees and annual fund operating expense ratio of each PowerShares Fund (after waivers) will be the same as or lower than the fees and annual fund operating expense ratio of its corresponding Rydex Fund as of September 28, 2017, and through the later of: (i) two years from the Closing; or (ii) each Rydex Fund’s cap expiration date as listed in its then current registration statement on September 28, 2017. Thereafter, the annual fund operating expense ratio (after waivers) may change.

Security Investors, LLC (which operates under the name Guggenheim Investments) (the “Adviser”), serves as the investment adviser of the Rydex Funds. The Adviser has recommended that the Board approve the Plan of Reorganization for each Rydex Fund.

After careful consideration of the proposed Reorganization, the Rydex Board determined that the Reorganization is in the best interests of each Fund and recommends that shareholders of each Fund vote FOR the Plan of Reorganization.

You can vote in one of four ways:

•	By mail with the enclosed proxy card and enclosed postage-paid envelope,

•	Through the web site listed in the proxy voting instructions,

•	By telephone using the toll-free number listed in the proxy voting instructions, or

•	In person at the Meeting.

We encourage you to vote over the Internet or by telephone, using the voting control number that appears on your proxy card. The enclosed Combined Proxy Statement and Prospectus contains further information about the proposed Reorganization and the PowerShares Funds. Your vote is extremely important, so we ask that you please read the enclosed materials and submit your vote. If you have questions, please call [AST Fund Solutions, LLC], our proxy solicitor, at [        ].

Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Rydex Trust prior to the Meeting, or by voting in person at the Meeting.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

/s/ Amy J. Lee
Amy J. Lee President Rydex ETF Trust

RYDEX ETF TRUST

702 King Farm Boulevard, Suite 200

Rockville, Maryland 20850

NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS

Notice is hereby given that a Special Joint Meeting of Shareholders of the Rydex ETF Trust (the “Rydex Trust”) will be held at the offices of Guggenheim Investments at 227 West Monroe Street, Chicago, Illinois 60606, on February 16, 2018, at 1:00 p.m. Central time (together with any postponements or adjournments thereof, the “Meeting”). The Meeting will be held on behalf of each of the Trust’s series listed below (each, a “Rydex Fund,” and collectively, the “Rydex Funds”):

Guggenheim S&P 100® Equal Weight ETF

Guggenheim S&P 500® Equal Weight ETF

Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF

Guggenheim S&P 500® Equal Weight Consumer Staples ETF

Guggenheim S&P 500® Equal Weight Energy ETF

Guggenheim S&P 500® Equal Weight Financials ETF

Guggenheim S&P 500® Equal Weight Health Care ETF

Guggenheim S&P 500® Equal Weight Industrials ETF

Guggenheim S&P 500® Equal Weight Materials ETF

Guggenheim S&P 500® Equal Weight Real Estate ETF

Guggenheim S&P 500® Equal Weight Technology ETF

Guggenheim S&P 500® Equal Weight Utilities ETF

Guggenheim S&P MidCap 400® Equal Weight ETF

Guggenheim S&P SmallCap 600® Equal Weight ETF

Guggenheim MSCI Emerging Markets Equal Country Weight ETF

Guggenheim S&P 500® Top 50 ETF

Guggenheim S&P 500® Pure Growth ETF

Guggenheim S&P 500® Pure Value ETF

Guggenheim S&P MidCap 400® Pure Growth ETF

Guggenheim S&P MidCap 400® Pure Value ETF

Guggenheim S&P SmallCap 600® Pure Growth ETF

Guggenheim S&P SmallCap 600® Pure Value ETF

Guggenheim Multi-Factor Large Cap ETF

At the Meeting, shareholders of the Rydex Funds will be asked to vote to approve a proposal to reorganize each Rydex Fund into a corresponding fund that will be part of the PowerShares by Invesco family of funds (the “Reorganization”). The Reorganization would occur pursuant to the terms of an Agreement and Plan of Reorganization (the “Plan of Reorganization”), which provides for the transfer of all or substantially all of the assets and substantially all of the liabilities of each Rydex Fund to a corresponding, newly formed series of the PowerShares by Invesco family of funds (each, a “PowerShares Fund”), in exchange for shares of the corresponding PowerShares Fund, and the distribution of such PowerShares Fund shares to the shareholders of each Rydex Fund in complete liquidation of such Fund. If shareholders of a Rydex Fund approve the Plan of Reorganization, and certain other closing conditions are met or waived, shareholders of the Rydex Fund will receive a number of shares of beneficial interest of the its corresponding PowerShares Fund (and cash with respect to any fractional shares) equal in value to the net asset value of the shares of the Rydex Fund immediately prior to the closing of the Reorganization. Each PowerShares Fund will have identical investment objectives and principal investment risks, and substantially the same principal investment strategies, as its corresponding Rydex Fund at the time of closing.

The Board of Trustees of the Rydex Trust unanimously recommends that shareholders of each Rydex Fund vote “FOR” the Plan of Reorganization.

Shareholders of record of one or more Rydex Funds at the close of business on December 20, 2017 are entitled to notice of, and to vote at, the Meeting, even if such shareholders no longer own such shares of the Rydex Funds. The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting, including any adjournments or postponements of the Meeting.

The proposal to reorganize the Rydex Funds is discussed in detail in the combined Proxy Statement and Prospectus attached to this notice. Please read those materials carefully for information concerning the proposal.

You are requested to complete, date, and sign the enclosed proxy card(s) and return it (them) promptly in the envelope provided for that purpose. Your proxy card(s) also provides instructions for voting via telephone or the Internet if you wish to take advantage of these voting options. Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy, by giving written notice of revocation to the Trust prior to the Meeting, or by voting in person at the Meeting.

By Order of the Board of Trustees of Rydex ETF Trust,

/s/ Amy J. Lee

Amy J. Lee

President

Rydex Trust

[DATE]

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD(S) IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD(S) BE RETURNED PROMPTLY.

FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY TELEPHONE OR INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. IF YOU VOTE BY TELEPHONE OR VIA THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD(S) UNLESS YOU ELECT TO CHANGE YOUR VOTE.

THE INFORMATION IN THIS COMBINED PROXY STATEMENT AND PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROXY COMBINED STATEMENT AND PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES, AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

SUBJECT TO COMPLETION, DATED NOVEMBER 21, 2017

RYDEX ETF TRUST 702 King Farm Boulevard, Suite 200 Rockville, Maryland 20850 (800) 920-0888	POWERSHARES FUNDS 3500 Lacey Road, Suite 700 Downers Grove, Illinois 60515 (800) 983-0903

Combined Proxy Statement and Prospectus

            , 2017

Introduction

This Combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is being furnished to shareholders of the following series (each, a “Rydex Fund,” and collectively, the “Rydex Funds”) of the Rydex ETF Trust (the “Rydex Trust”) in connection with the solicitation by the Rydex Trust’s Board of Trustees (the “Rydex Board”) of proxies to be used at a special joint meeting of shareholders of the following Rydex Funds:

Guggenheim S&P 100® Equal Weight ETF

Guggenheim S&P 500® Equal Weight ETF

Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF

Guggenheim S&P 500® Equal Weight Consumer Staples ETF

Guggenheim S&P 500® Equal Weight Energy ETF

Guggenheim S&P 500® Equal Weight Financials ETF

Guggenheim S&P 500® Equal Weight Health Care ETF

Guggenheim S&P 500® Equal Weight Industrials ETF

Guggenheim S&P 500® Equal Weight Materials ETF

Guggenheim S&P 500® Equal Weight Real Estate ETF

Guggenheim S&P 500® Equal Weight Technology ETF

Guggenheim S&P 500® Equal Weight Utilities ETF

Guggenheim S&P MidCap 400® Equal Weight ETF

Guggenheim S&P SmallCap 600® Equal Weight ETF

Guggenheim MSCI Emerging Markets Equal Country Weight ETF

Guggenheim S&P 500® Top 50 ETF

Guggenheim S&P 500® Pure Growth ETF

Guggenheim S&P 500® Pure Value ETF

Guggenheim S&P MidCap 400® Pure Growth ETF

Guggenheim S&P MidCap 400® Pure Value ETF

Guggenheim S&P SmallCap 600® Pure Growth ETF

Guggenheim S&P SmallCap 600® Pure Value ETF

Guggenheim Multi-Factor Large Cap ETF

The special joint meeting of shareholders will be held at the offices of Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606 on February 16, 2018, at 1:00 p.m., Central time (together with any postponements or adjournments thereof, the “Meeting”).

The purpose of the Meeting is to permit shareholders of each Rydex Fund to vote on a proposed Agreement and Plan of Reorganization (the “Plan of Reorganization”) that provides for the reorganization of each Rydex Fund into a corresponding, newly formed series of the PowerShares by Invesco family of funds, as identified below (each, a “PowerShares Fund,” and collectively, the “PowerShares Funds”) (the “Reorganization”). Each PowerShares Fund is a series of PowerShares Exchange-Traded Fund Trust (“PowerShares Trust I”), except for the PowerShares MSCI Emerging Markets Equal Country Weight Portfolio, which is a series of PowerShares Exchange-Traded Fund Trust II (“PowerShares Trust II”), and the PowerShares Multi-Factor Large Cap Portfolio, which is a series of PowerShares Exchange-Traded Self-Indexed Fund Trust (“PowerShares Self-Indexed Trust”). PowerShares Trust I, PowerShares Trust II and PowerShares Self-Indexed Trust are each referred to in this Proxy Statement/Prospectus individually as a “PowerShares Trust,” and collectively, as the “PowerShares Trusts.”

The purpose of this Proxy Statement/Prospectus is to solicit shareholder approval of the Plan of Reorganization. Pursuant to the Plan of Reorganization, it is proposed that each Rydex Fund will be reorganized into the corresponding PowerShares Fund listed directly opposite such Rydex Fund in the following table:

RYDEX FUNDS	POWERSHARES FUNDS
Guggenheim S&P 100® Equal Weight ETF	PowerShares S&P 100® Equal Weight Portfolio
Guggenheim S&P 500® Equal Weight ETF	PowerShares S&P 500® Equal Weight Portfolio
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	PowerShares S&P 500® Equal Weight Consumer Discretionary Portfolio
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	PowerShares S&P 500® Equal Weight Consumer Staples Portfolio
Guggenheim S&P 500® Equal Weight Energy ETF	PowerShares S&P 500® Equal Weight Energy Portfolio
Guggenheim S&P 500® Equal Weight Financials ETF	PowerShares S&P 500® Equal Weight Financials Portfolio
Guggenheim S&P 500® Equal Weight Health Care ETF	PowerShares S&P 500® Equal Weight Health Care Portfolio
Guggenheim S&P 500® Equal Weight Industrials ETF	PowerShares S&P 500® Equal Weight Industrials Portfolio
Guggenheim S&P 500® Equal Weight Materials ETF	PowerShares S&P 500® Equal Weight Materials Portfolio
Guggenheim S&P 500® Equal Weight Real Estate ETF	PowerShares S&P 500® Equal Weight Real Estate Portfolio
Guggenheim S&P 500® Equal Weight Technology ETF	PowerShares S&P 500® Equal Weight Technology Portfolio
Guggenheim S&P 500® Equal Weight Utilities ETF	PowerShares S&P 500® Equal Weight Utilities Portfolio
Guggenheim S&P MidCap 400® Equal Weight ETF	PowerShares S&P MidCap 400® Equal Weight Portfolio
Guggenheim S&P SmallCap 600® Equal Weight ETF	PowerShares S&P SmallCap 600® Equal Weight Portfolio
Guggenheim MSCI Emerging Markets Equal Country Weight ETF	PowerShares MSCI Emerging Markets Equal Country Weight Portfolio
Guggenheim S&P 500® Top 50 ETF	PowerShares S&P 500® Top 50 Portfolio
Guggenheim S&P 500® Pure Growth ETF	PowerShares S&P 500® Pure Growth Portfolio
Guggenheim S&P 500® Pure Value ETF	PowerShares S&P 500® Pure Value Portfolio
Guggenheim S&P MidCap 400® Pure Growth ETF	PowerShares S&P MidCap 400® Pure Growth Portfolio
Guggenheim S&P MidCap 400® Pure Value ETF	PowerShares S&P MidCap 400® Pure Value Portfolio
Guggenheim S&P SmallCap 600® Pure Growth ETF	PowerShares S&P SmallCap 600® Pure Growth Portfolio
Guggenheim S&P SmallCap 600® Pure Value ETF	PowerShares S&P SmallCap 600® Pure Value Portfolio
Guggenheim Multi-Factor Large Cap ETF	PowerShares Multi-Factor Large Cap Portfolio
The Reorganization involves the transfer of all or substantially all of the assets and substantially all of the liabilities of each Rydex Fund to the corresponding PowerShares Fund set forth above, in exchange for shares of the

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corresponding PowerShares Fund (and cash with respect to any fractional shares) with an aggregate net asset value (“NAV”) equal to the net value of the assets and liabilities transferred by each Rydex Fund as of the close of business on the business day before the closing date of the Reorganization. After that exchange, shares of each PowerShares Fund received by its corresponding Rydex Fund will be distributed pro rata to such Rydex Fund’s shareholders in liquidation of the Rydex Fund. Therefore, if the Reorganization occurs and, as of the closing date of the Reorganization, you own shares of a Rydex Fund, you will become a shareholder of a PowerShares Fund.

For federal income tax purposes, the Reorganization is not expected to result in income, gain or loss being recognized by any Rydex Fund or its shareholders (except with respect to cash received by a shareholder in lieu of fractional shares, if any).

The Rydex Funds are series of the Rydex Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and organized as a Delaware statutory trust. Each Rydex Fund is an index fund that seeks to replicate or correspond as closely as possible, before fees and expenses, to the performance of an underlying index. Each PowerShares Fund (except the PowerShares MSCI Emerging Markets Equal Country Weight Portfolio and PowerShares Multi-Factor Large Cap Portfolio) is a newly organized series of PowerShares Trust I, which is an open-end management investment company registered under the 1940 Act and organized as a Massachusetts business trust. The PowerShares MSCI Emerging Markets Equal Country Weight Portfolio is a newly organized series of PowerShares Trust II, which also is an open-end management investment company registered under the 1940 Act and organized as a Massachusetts business trust. The PowerShares Multi-Factor Large Cap Portfolio is a newly organized series of the PowerShares Self-Indexed Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware statutory trust. Each PowerShares Fund is a “shell” fund that has been recently created, has not yet commenced operations and either has no assets and liabilities, or de minimus assets incident to its organization. Each PowerShares Fund was formed in connection with the Plan of Reorganization to continue the business of its corresponding Rydex Fund. The PowerShares Funds will not commence operations until the completion of the Reorganization, which is subject to shareholder approval and certain other closing conditions. Once operational, each PowerShares Fund will have the same investment objective as its corresponding Rydex Fund, and will seek to track the same underlying index as its corresponding Rydex Fund.

Security Investors, LLC (which operates under the name Guggenheim Investments) (“SI”) currently serves as investment adviser to the Rydex Funds, while Invesco PowerShares Capital Management, LLC (“IPCM”), will serve as the investment adviser to the surviving PowerShares Funds. In addition to different investment advisers, certain of the PowerShares Funds’ service providers, including the distributor, auditor and administrator, will differ from those of the Rydex Funds. The Boards of Trustees of the PowerShares Funds (collectively, the “PowerShares Board” and together with the Rydex Board, the “Boards”) and the officers of the PowerShares Funds also will differ from those of the Rydex Funds. While certain service providers of the PowerShares Funds will differ from those of the Rydex Funds, certain other service providers, including the custodian, fund accounting agent and transfer agent, will be the same service provider as currently used by the Rydex Funds. In addition, the principal investment strategies of each PowerShares Fund will be substantially the same as its corresponding Rydex Fund, and the principal investment risks of each PowerShares Fund will be identical to its corresponding Rydex Fund. The expense ratio (after waivers) of each PowerShares Fund will be the same as or lower than the expense ratio of its corresponding Rydex Fund as of September 28, 2017 and through the later of: (i) two years from the closing of the Reorganization; or (ii) the expiration date of the corresponding Rydex Fund’s expense cap as listed in its then current registration statement on September 28, 2017. Thereafter, the annual fund operating expense ratio (after waivers) may change.

After careful consideration of the proposed Reorganization, the Rydex Board determined that the Reorganization is in the best interests of each Rydex Fund. The Rydex Board recommends that shareholders of each Rydex Fund vote FOR the Plan of Reorganization.

Shareholders of record of each Rydex Fund at the close of business on December 20, 2017 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. This Proxy Statement/Prospectus, the proxy card(s) and the accompanying Notice of Special Joint Meeting of Shareholders were first mailed or given to shareholders of record of each Rydex Fund on or about [    ]. The Rydex Board requests that shareholders of the Rydex Funds vote their shares by completing and returning the enclosed proxy card(s) or by following one of the other methods for voting specified on the proxy card(s).

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This Proxy Statement/Prospectus is both a proxy statement for the Rydex Funds with respect to the Reorganization and a prospectus for the PowerShares Funds. As such, it contains information that a Rydex Fund shareholder should know about the Reorganization before voting on the Plan of Reorganization, and it also sets forth information about the PowerShares Funds that a prospective investor ought to know before investing. Shareholders should read this entire Proxy Statement/Prospectus carefully and retain it for future reference.

The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated into this Proxy Statement/Prospectus by reference:

•	The Prospectus for the Guggenheim Multi-Factor Large Cap ETF, dated June 20, 2017 (SEC Accession No. 0001628280-17-006575), as supplemented to date (the “Rydex Multi-Factor Prospectus”).

•	The Prospectus for the Rydex Funds, except for the Guggenheim Multi-Factor Large Cap ETF, dated February 28, 2017 (SEC Accession No. 0001628280-17-001886), as supplemented to date (together with the Rydex Multi-Factor Prospectus, the “Rydex Prospectus”).

•	The Rydex Funds’ Annual Report for the fiscal year ended October 31, 2016 (SEC Accession No. 0001398344-17-000201).

•	The Rydex Funds’ Semi-annual Report for the six-month period ended April 30, 2017 (SEC Accession No. 0001398344-17-008486).

•	The Statement of Additional Information dated [ ], 2017 relating to the Reorganization (“SAI”), accompanying this Proxy Statement/Prospectus.

The prospectus of each Rydex Fund and its annual and semi-annual reports have previously been delivered to the Rydex Funds’ shareholders. You may obtain a copy of each of the documents of the Rydex Funds described above, without charge, by calling 800-820-0888 or 301-296-5100, visiting the Guggenheim Investments website at www.guggenheiminvestments.com, or writing to Rydex ETF Trust, at 702 King Farm Boulevard, Suite 200, Rockville, Maryland 20850.

The PowerShares Funds do not have any annual or semi-annual reports at this time because they have not yet commenced operations as of the date of this Proxy Statement/Prospectus.

The Rydex Trust and the PowerShares Trusts (sometimes referred to herein collectively as the “Trusts”) are each subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, and in accordance therewith file reports and other information with the SEC. Information about the Rydex Funds and PowerShares Funds (sometimes referred to herein individually as a “Fund” and collectively as the “Funds”), including each document incorporated by reference, can also be reviewed and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the Funds are available, and in the case of the PowerShares Funds, will be available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

Shares of the PowerShares Funds have not been approved or disapproved by the SEC. The SEC has not passed on upon the adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

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TABLE OF CONTENTS

[PAGE NUMBERS/HEADINGS TO BE UPDATED]

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PROPOSAL:

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION

SYNOPSIS

This Proxy Statement/Prospectus provides a brief overview of the key features and other matters typically of concern to shareholders affected by a reorganization of one fund into another fund. This synopsis is qualified in its entirety by the remainder of this Proxy Statement/Prospectus, which you should read carefully because it contains additional information and further details regarding the Reorganization and the information incorporated by reference into this Proxy Statement/Prospectus. The description of the Reorganization is qualified by reference to the full text of the Plan of Reorganization, a form of which is attached as Appendix A.

WHY AM I RECEIVING THIS PROXY STATEMENT/PROSPECTUS?

You are receiving these proxy materials – a notice of the Meeting, the Proxy Statement/Prospectus and the accompanying proxy card(s) – because you have the right to vote concerning your investment in one or more Rydex Funds. Each Rydex Fund shareholder, as of the Record Date, of a Rydex Fund is entitled to one vote for each whole share and to a proportionate fractional vote for each fractional share, if any, in such shareholder’s name on the books of that Rydex Fund. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareholders’ instructions. If you sign a proxy but do not fill in a vote, your shares will be voted FOR approving the Plan of Reorganization. If any other business comes before the Meeting, your shares will be voted with respect to that other business at the discretion of the persons named as proxies.

WHAT IS THE PROPOSAL BEING CONSIDERED AT THE MEETING?

Management of the Rydex Funds has recommended reorganizing each Rydex Fund into a corresponding, newly formed PowerShares Fund, as set forth in the following table.

RYDEX FUNDS	POWERSHARES FUNDS
Guggenheim S&P 100® Equal Weight ETF	PowerShares S&P 100® Equal Weight Portfolio
Guggenheim S&P 500® Equal Weight ETF	PowerShares S&P 500® Equal Weight Portfolio
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	PowerShares S&P 500® Equal Weight Consumer Discretionary Portfolio
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	PowerShares S&P 500® Equal Weight Consumer Staples Portfolio
Guggenheim S&P 500® Equal Weight Energy ETF	PowerShares S&P 500® Equal Weight Energy Portfolio
Guggenheim S&P 500® Equal Weight Financials ETF	PowerShares S&P 500® Equal Weight Financials Portfolio
Guggenheim S&P 500® Equal Weight Health Care ETF	PowerShares S&P 500® Equal Weight Health Care Portfolio
Guggenheim S&P 500® Equal Weight Industrials ETF	PowerShares S&P 500® Equal Weight Industrials Portfolio
Guggenheim S&P 500® Equal Weight Materials ETF	PowerShares S&P 500® Equal Weight Materials Portfolio
Guggenheim S&P 500® Equal Weight Real Estate ETF	PowerShares S&P 500® Equal Weight Real Estate Portfolio
Guggenheim S&P 500® Equal Weight Technology ETF	PowerShares S&P 500® Equal Weight Technology Portfolio
Guggenheim S&P 500® Equal Weight Utilities ETF	PowerShares S&P 500® Equal Weight Utilities Portfolio
Guggenheim S&P MidCap 400® Equal Weight ETF	PowerShares S&P MidCap 400® Equal Weight Portfolio
Guggenheim S&P SmallCap 600® Equal Weight ETF	PowerShares S&P SmallCap 600® Equal Weight Portfolio
Guggenheim MSCI Emerging Markets Equal Country Weight ETF	PowerShares MSCI Emerging Markets Equal Country Weight Portfolio
Guggenheim S&P 500® Top 50 ETF	PowerShares S&P 500® Top 50 Portfolio
Guggenheim S&P 500® Pure Growth ETF	PowerShares S&P 500® Pure Growth Portfolio
Guggenheim S&P 500® Pure Value ETF	PowerShares S&P 500® Pure Value Portfolio

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Guggenheim S&P MidCap 400® Pure Growth ETF	PowerShares S&P MidCap 400® Pure Growth Portfolio
Guggenheim S&P MidCap 400® Pure Value ETF	PowerShares S&P MidCap 400® Pure Value Portfolio
Guggenheim S&P SmallCap 600® Pure Growth ETF	PowerShares S&P SmallCap 600® Pure Growth Portfolio
Guggenheim S&P SmallCap 600® Pure Value ETF	PowerShares S&P SmallCap 600® Pure Value Portfolio
Guggenheim Multi-Factor Large Cap ETF	PowerShares Multi-Factor Large Cap Portfolio

If shareholders of a Rydex Fund approve the Plan of Reorganization and certain additional closing conditions are satisfied or waived, the corresponding PowerShares Fund would receive, in accordance with the Plan of Reorganization, all or substantially all of the assets and substantially all of the liabilities of that Rydex Fund in exchange for shares of the PowerShares Fund (and cash with respect to fractional shares, if any). The Rydex Fund, in turn, would distribute those PowerShares Fund shares (and cash with respect to fractional shares, if any) to its shareholders in liquidation, and shareholders of the Rydex Fund will become shareholders of the corresponding PowerShares Fund. Your shares of that Rydex Fund would then be cancelled. Pursuant to the Plan of Reorganization, shares of a PowerShares Fund (and cash with respect to any fractional shares) that you will receive will have an aggregate NAV equal to the aggregate NAV of your Rydex Fund shares immediately prior to the Reorganization. If approved, the Reorganization is currently scheduled to take place on or about [    ], 2018 (the “Closing Date”).

WHY IS THE PROPOSAL BEING SUBMITTED TO A VOTE OF RYDEX FUND SHAREHOLDERS?

The Plan of Reorganization is being submitted to a vote of the shareholders of each Rydex Fund because, pursuant to the terms of the Plan of Reorganization and as required by the Rydex Funds’ governing documents, the Reorganization will not be consummated without shareholder approval. In other words, if shareholders of a Rydex Fund do not approve the Plan of Reorganization, that Rydex Fund will not be reorganized into its corresponding PowerShares Fund.

WHY IS THE REORGANIZATION BEING PROPOSED BY MANAGEMENT?

On September 28, 2017, Guggenheim Capital LLC (“Guggenheim Capital”) entered into an agreement (the “Transaction Agreement”) to sell its exchange-traded funds (“ETF”) business to Invesco Ltd. (“Invesco”), a leading independent global investment management company (the “Transaction”). In connection with the Transaction, SI, the investment adviser of the Rydex Funds, recommended that the Rydex Board approve the Plan of Reorganization to reorganize the Rydex Funds to the PowerShares by Invesco family of funds. SI conducted a comparative evaluation of (i) the PowerShares by Invesco family of funds, (ii) IPCM, the investment adviser of the PowerShares Funds, and an indirect wholly-owned subsidiary of Invesco, and (iii) Invesco, the parent company of IPCM. Such evaluation included (i) IPCM’s investment processes and capabilities, (ii) IPCM’s and Invesco’s administrative and distribution capabilities, (iii) the nature and performance of other funds offered by IPCM, (iv) the compliance culture and infrastructure of IPCM, Invesco and the PowerShares by Invesco family of funds, and (v) the reputation of Invesco, IPCM and the PowerShares by Invesco family of funds in the marketplace. In view of the foregoing considerations, SI believes that the proposed Reorganization is in the best interests of the Rydex Funds and their shareholders.

WHAT IS THE RECOMMENDATION OF THE RYDEX BOARD?

After a careful consideration of the proposed Reorganization, the Rydex Board determined, at a meeting held on November 16, 2017, that the Reorganization was in the best interests of each of the Rydex Funds. In making this determination, the Rydex Board considered information provided by Guggenheim Capital and Invesco with respect to the potential benefits of the Reorganization, including that the Rydex Funds may benefit from an organization of Invesco’s size and scale, as well as from Invesco’s range of services, financial strength and ETF industry expertise, and that access to Invesco’s distribution capabilities may create the potential for asset growth which, if realized, may result in better liquidity, narrower trading spreads and greater efficiencies. In addition, the Rydex Board considered that the Reorganization is designed to provide each of the Rydex Funds the ability to continue its performance record through a tax-free reorganization into a corresponding PowerShares Fund with the same investment objective and substantially similar principal investment strategies and risks. A more detailed discussion of the factors considered by the Rydex Board is included later in this Proxy Statement/Prospectus. In addition to the factors noted above, the Rydex Board considered that each PowerShares Fund would adopt the same management fee structure as the corresponding Rydex Fund and considered the potential impact on the total fees and expenses of each Rydex Fund as it transitioned to a PowerShares Fund. The Rydex Board recommends that shareholders of each Rydex Fund vote FOR the Plan of Reorganization.

Please review “Factors Considered by the Rydex Board in Approving the Plan of Reorganization” in the “INFORMATION ABOUT THE PROPOSED REORGANIZATION” section in this Proxy Statement/Prospectus for more information regarding the factors considered by the Rydex Board.

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ARE THERE ANY SIGNIFICANT DIFFERENCES BETWEEN THE RYDEX FUND SHARES AND THE POWERSHARES FUND SHARES?

Under the Plan of Reorganization, shares of each Rydex Fund will be reorganized into shares of its corresponding PowerShares Fund. The shares of a PowerShares Fund (and cash with respect to any fractional shares) you receive in exchange for your Rydex Fund shares will have an aggregate NAV equal to the aggregate NAV of your respective Rydex Fund shares as of the close of business on the business day before the Closing Date.

In general, the method of buying and selling shares, pricing, portfolio holdings disclosure policies, among other factors, are substantially similar between the Funds. Additionally, distributions of net investment income and net realized capital gains by each PowerShares Fund will be paid on the same schedule after the Reorganization. For more information, please see the section “ADDITIONAL INFORMATION ABOUT THE FUNDS” in this Proxy Statement/Prospectus.

The Rydex Trust and the PowerShares Self-Indexed Trust are organized in Delaware; PowerShares Trust I and PowerShares Trust II are organized in Massachusetts. Although the differing state laws result in some differences, the governing instruments of the Trusts are substantially similar. For more information, please see “ADDITIONAL INFORMATION ABOUT THE FUNDS—Business Structures, Shareholder Rights and Applicable Law.”

HOW DO THE FUNDS’ INVESTMENT OBJECTIVES, FUNDAMENTAL INVESTMENT RESTRICTIONS, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL INVESTMENT RISKS COMPARE?

Investment Objectives:

The investment objectives of each Rydex Fund and its corresponding PowerShares Fund are identical. Each Fund is an index fund that seeks to replicate or correspond as closely as possible, before fees and expenses, to the performance of an underlying index (each, an “Underlying Index”). If shareholders of the Rydex Funds approve the Reorganization, the licensing agreements between each index provider and SI are expected to be assigned to IPCM. Likewise, each PowerShares Fund, upon commencing operations, will be entitled to use its respective Underlying Index pursuant to a sub-licensing agreement with IPCM. For more information, see “COMPARISON OF THE FUNDS—Comparison of Investment Objectives.”

Fundamental Investment Restrictions:

The fundamental investment restrictions of each Rydex Fund and its corresponding PowerShares Fund are substantially similar. For more information, see “COMPARISON OF THE FUNDS—Comparison of Investment Restrictions.”

Principal Investment Strategies:

The principal investment strategies of each Rydex Fund are substantially the same to those of its corresponding PowerShares Fund. While some PowerShares Funds have investment strategies that are identical to their corresponding Rydex Fund, other PowerShares Funds will employ substantially the same principal investment strategies as those of their corresponding Rydex Funds, except that their stated strategies require them to invest an even greater percentage of their assets in the components of the Underlying Index pursuant to the terms of the corresponding PowerShares Trust’s exemptive relief.

For additional information, see “COMPARISON OF THE FUNDS—Comparison of Principal Investment Strategies.”

Principal Investment Risks:

The principal investment risks of each Rydex Fund are identical to those of its corresponding PowerShares Fund. For additional information, see “COMPARISON OF THE FUNDS—Comparison of Principal Investment Risks” and Appendix B – “Description of Principal Investment Risks.”

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HOW DO THE FUNDS’ HISTORICAL PERFORMANCE COMPARE?

Each PowerShares Fund is a newly formed “shell” fund that has not yet commenced operations, and therefore has no performance history. Each PowerShares Fund has been organized solely in connection with the Reorganization to acquire all or substantially all of the assets and substantially all of the liabilities and continue the business of its corresponding Rydex Fund. Therefore, if shareholders of a Rydex Fund approve the Plan of Reorganization and that Rydex Fund is reorganized into its corresponding PowerShares Fund, the Rydex Fund will remain the “accounting survivor.” This means that the combined Funds will continue to show the historical investment performance and returns of the Rydex Funds (even after their liquidation).

The historical performance of each Rydex Fund is set forth under “PERFORMANCE INFORMATION” in the Rydex Prospectus, which is incorporated into this Proxy Statement/Prospectus by reference.

WILL THE REORGANIZATION RESULT IN A HIGHER INVESTMENT MANAGEMENT FEE RATE OR HIGHER FUND EXPENSE RATES? HOW DO THE EXPENSES OF THE FUNDS COMPARE?

No change will occur in the advisory fee rate as a result of the Reorganization. In addition, IPCM will maintain the annual fund operating expense ratio (after waivers) of each PowerShares Fund at the same or lower level as the current annual fund operating expense ratio of the corresponding Rydex Fund as of September 28, 2017 through the later of: (i) two years from the Closing Date; or (ii) the expiration date of the corresponding Rydex Fund’s expense cap as listed in its then current registration statement on September 28, 2017.

Additional pro forma fees, expenses, contractual expense caps, and financial information are included in the “COMPARISON OF THE FUNDS—Comparison of Shareholder Fees and Annual Fund Operating Expenses” section of this Proxy Statement/Prospectus.

WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION?

As a condition to the closing of the Reorganization, the Rydex Funds must receive an opinion of counsel to the effect that the Reorganization will constitute a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Accordingly, subject to the limited exceptions described below under the heading “Tax Status of the Reorganization,” neither you as a shareholder nor any Rydex Fund will recognize gain or loss as a direct result of the Reorganization (except with respect to cash received by a shareholder in lieu of fractional shares, if any), and the aggregate tax basis of the PowerShares Fund’s shares that you receive in the Reorganization will be the same as the aggregate tax basis of the shares that you surrender in the Reorganization.

WILL THE SERVICE PROVIDERS CHANGE IF SHAREHOLDERS APPROVE THE PROPOSAL?

Most service providers will change. SI currently serves as the investment adviser to the Rydex Funds. IPCM will serve as the investment adviser to the PowerShares Funds and will manage the combined PowerShares Funds after the Reorganization. The current portfolio managers of the Rydex Funds will no longer manage the Funds after the Reorganization, and portfolio managers of certain of the PowerShares by Invesco family of funds will assume management responsibilities for the PowerShares Funds. See “COMPARISON OF THE FUNDS—Comparison of Management of the Funds—Portfolio Managers.”

Guggenheim Funds Distributors, LLC (“GFD”), an affiliate of SI, serves as the distributor for the Rydex Funds. Invesco Distributors, Inc. (“IDI”), an affiliate of Invesco and IPCM, serves as distributor for the PowerShares Funds and will serve as distributor for the PowerShares Funds after the Reorganization.

The Bank of New York Mellon (“BNYM”) currently serves as the custodian, fund accounting agent and transfer agent for both the Rydex Funds and the PowerShares Funds. BNYM also serves as administrator for the PowerShares Funds; however, MUFG Investor Services (US), LLC (formerly, Rydex Fund Services, LLC) currently serves as the administrator for the Rydex Funds. It is expected that BNYM will continue serving as the custodian, fund accounting agent and transfer agent for the combined Funds, and will serve as administrator to the PowerShares Funds after the Reorganization.

9

Ernst & Young LLP serves as the independent registered public accounting firm for the Rydex Funds. PricewaterhouseCoopers LLP will serve as the independent registered public accounting firm for the combined Funds.

If Rydex Fund shareholders approve the Plan of Reorganization, and upon consummation of the Reorganization, the PowerShares Trusts will continue to engage their existing service providers for the combined Funds. For more information, see “COMPARISON OF THE FUNDS—Comparison of Management of the Funds—Other Service Providers.”

WHO IS INVESCO POWERSHARES?

Invesco PowerShares Capital Management, LLC, located at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515, is registered as an investment adviser with the SEC. IPCM is an indirect, wholly owned subsidiary of Invesco.

IPCM serves as the investment adviser to each series of the PowerShares Trusts, as well as to each series of three other trusts in the PowerShares by Invesco family of funds. As of [            ], 2017, IPCM advised more than [            ] ETFs with combined assets under management of approximately $[            ] billion.

WILL THE FUNDS PAY EXPENSES ASSOCIATED WITH THE MEETING AND/OR REORGANIZATION?

No. The total amount of the fees and expenses of the Funds in connection with the Meeting and the Reorganization, including legal fees, accounting fees and printing, mailing and proxy soliciation costs, is estimated to be approximately [            ]. SI, IPCM or their affiliates will bear all of the fees and expenses of the Rydex Funds and the PowerShares Funds relating to the Reorganization. The Funds will not bear any costs or expenses, directly or indirectly, related to the Transaction and the Reorganization, regardless of whether the Reorganization is consummated.

WHAT HAPPENS IF THE REORGANIZATION IS NOT APPROVED?

The Reorganization will be carried out on a fund-by-fund basis. If shareholders of a Rydex Fund do not vote to approve the Plan of Reorganization, the Reorganization will not occur with respect to that Rydex Fund. While the consummation of the Reorganization of one Rydex Fund is not contingent on the specific consummation of the Reorganization of any other Rydex Fund, the Reorganization will not close unless the conditions to the closing of the Transaction Agreement are met or waived by the applicable parties. One condition to both parties’ obligations to effect the closing under the Transaction Agreement is that the annualized revenues of Guggenheim Capital’s ETF business as of a date shortly prior to the closing under the Transaction Agreement are at least 70% of those revenues as of September 8, 2017, calculated in a manner that excludes the impact of market movements and any Rydex Funds that have not received shareholder approval for the Reorganization by the calculation date. If this condition (or other applicable conditions) are not met or waived, the Reorganization will not be consummated, even if shareholders of one or more Rydex Funds approved the Reorganization, and the Rydex Funds will not be combined with the PowerShares Funds.

One of the conditions of the Transaction is that each Rydex Fund’s current Advisory Agreement with SI will terminate immediately prior to the closing of the Transaction, which is expected to occur at the same time as the closing of the Reorganization. If shareholders of a Rydex Fund have not approved the Reorganization of such Rydex Fund by the time of closing of the Transaction, it is anticipated that the Rydex Fund would follow Rule 15a-4 under the 1940 Act, which permits the Rydex Board to approve, and for the Rydex Fund to enter into, an interim investment advisory contract with IPCM pursuant to which IPCM, as an interim adviser, may serve as the investment adviser to the Rydex Fund for a period not to exceed 150 days following the termination of the current advisory agreement(s) to be able to continue uninterrupted portfolio management services for such Rydex Fund. After the 150 day period has expired, if shareholders of a Rydex Fund have still not approved the Reorganization, the Rydex Board will consider what additional action to take.

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ASSUMING SHAREHOLDERS APPROVE THE PLAN OF REORGANIZATION, WHEN WILL IT TAKE PLACE?

If shareholders of a Rydex Fund approve the Plan of Reorganization and other closing conditions are met or waived, the Reorganization will occur on or about the Closing Date.

HOW DO I VOTE MY PROXY?

Please complete the enclosed proxy card(s) and return the card(s) in the enclosed self-addressed, postage-paid envelope, or vote by phone or the Internet using the voting procedures described on the proxy card(s).

WHAT DO I DO IF I HAVE ADDITIONAL QUESTIONS OR NEED ADDITIONAL INFORMATION?

If you need more information, or have any questions about voting, please call your financial advisor or our proxy solicitor, AST Fund Solutions, LLC, at [            ].

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COMPARISON OF THE FUNDS

This section compares various features of each Rydex Fund and its corresponding PowerShares Fund; such comparisons include, but are not limited to, each Fund’s investment objective, shareholder fees and annual fund operating expenses, principal investment strategies, principal investment risks, fundamental investment restrictions, investment advisory fees and management. Please note that this is only a brief discussion and is qualified in its entirety by reference to the Rydex Prospectus, which is incorporated by reference herein. For additional information regarding the PowerShares Funds, see Appendix D — “Additional Information about the PowerShares Funds.”

Comparison of Shareholder Fees and Annual Fund Operating Expenses

The tables below describe the fees and expenses that you may pay if you buy and hold shares of a Fund. The total expense ratio (after waivers) of each PowerShares Fund will be the same as or lower (after waivers) than those of the corresponding Rydex Fund. as of September 28, 2017. Invesco will maintain such expense ratio through the later of: (i) two years from the Closing Date; or (ii) the expiration date of each corresponding Rydex Fund’s expense cap as listed in its then current registration statement on September 28, 2017.

Currently, the Rydex Funds do not, and the PowerShares Funds will not, charge shareholder fees, which are fees paid directly from your investment. However, most investors will incur customary brokerage commissions when buying or selling shares of a Fund, which are not reflected in the tables or the examples that follow. If commissions were included in the tables and the examples, the costs shown would be higher.

“Annual Fund Operating Expenses” in each table below reflects fees paid out of a Fund’s assets. A shareholder does not pay these fees directly, but these costs are borne indirectly by all shareholders. The annual fund operating expenses shown in the tables below represent annualized expenses for each Rydex Fund for the period ended April 30, 2017 (unless otherwise noted). Because each PowerShares Fund has not yet commenced operations, expenses for the PowerShares Funds are estimated for the current fiscal year. The estimated expenses for each PowerShares Fund are calculated and shown on a pro forma basis after giving effect to the proposed Reorganization.

	Annual Fund Operating Expenses*
Fund name	Management Fees		Interest Expense	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Fee Waiver	Net Annual Operating Expenses
Guggenheim S&P 100® Equal Weight ETF (as of 4/30/17)	0.40%		0.00%	0.01%	0.00%	0.41%	0.00%	0.41%
PowerShares S&P 100® Equal Weight Portfolio (Pro forma) (as of 4/30/17)	0.40%		0.00%	0.00%	0.00%	0.40%	0.00%	0.40%

Guggenheim S&P 500® Equal Weight ETF (as of 4/30/17)	0.20	%(1)	0.00%	0.00%	0.00%	0.20%	0.00%	0.20%
PowerShares S&P 500® Equal Weight Portfolio (Pro forma) (as of 4/30/17)	0.20%		0.00%	0.00%	0.00%	0.20%	0.00%	0.20%

Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF (as of 4/30/17)	0.40%		0.00%	0.00%	0.00%	0.40%	0.00%	0.40%
PowerShares S&P 500® Equal Weight Consumer Discretionary Portfolio (Pro forma) (as of 4/30/17)	0.40%		0.00%	0.00%	0.00%	0.40%	0.00%	0.40%

Guggenheim S&P 500® Equal Weight Consumer Staples ETF (as of 4/30/17)	0.40%		0.00%	0.00%	0.00%	0.40%	0.00%	0.40%

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	Annual Fund Operating Expenses*
Fund name	Management Fees	Interest Expense	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Fee Waiver	Net Annual Operating Expenses
PowerShares S&P 500® Equal Weight Consumer Staples Portfolio (Pro forma) (as of 4/30/17)	0.40%	0.00%	0.00%	0.00%	0.40%	0.00%	0.40%

Guggenheim S&P 500® Equal Weight Energy ETF (as of 4/30/17)	0.40%	0.00%	0.00%	0.00%	0.40%	0.00%	0.40%
PowerShares S&P 500® Equal Weight Energy Portfolio (Pro forma) (as of 4/30/17)	0.40%	0.00%	0.00%	0.00%	0.40%	0.00%	0.40%

Guggenheim S&P 500® Equal Weight Financials ETF (as of 4/30/17)	0.40%	0.00%	0.00%	0.00%	0.40%	0.00%	0.40%
PowerShares S&P 500® Equal Weight Financials Portfolio (Pro forma) (as of 4/30/17)	0.40%	0.00%	0.00%	0.00%	0.40%	0.00%	0.40%

Guggenheim S&P 500® Equal Weight Health Care ETF (as of 4/30/17)	0.40%	0.00%	0.00%	0.00%	0.40%	0.00%	0.40%
PowerShares S&P 500® Equal Weight Health Care Portfolio (Pro forma) (as of 4/30/17)	0.40%	0.00%	0.00%	0.00%	0.40%	0.00%	0.40%

Guggenheim S&P 500® Equal Weight Industrials ETF (as of 4/30/17)	0.40%	0.00%	0.00%	0.00%	0.40%	0.00%	0.40%
PowerShares S&P 500® Equal Weight Industrials Portfolio (Pro forma) (as of 4/30/17)	0.40%	0.00%	0.00%	0.00%	0.40%	0.00%	0.40%

Guggenheim S&P 500® Equal Weight Materials ETF (as of 4/30/17)	0.40%	0.00%	0.00%	0.00%	0.40%	0.00%	0.40%
PowerShares S&P 500® Equal Weight Materials Portfolio (Pro forma) (as of 4/30/17)	0.40%	0.00%	0.00%	0.00%	0.40%	0.00%	0.40%

Guggenheim S&P 500® Equal Weight Real Estate ETF (as of 4/30/17)	0.40%	0.00%	0.01%	0.00%	0.41%	0.00%	0.41%
PowerShares S&P 500® Equal Weight Real Estate Portfolio (Pro forma) (as of 4/30/17)	0.40%	0.00%	0.00%	0.00%	0.40%	0.00%	0.40%

Guggenheim S&P 500® Equal Weight Technology ETF (as of 4/30/17)	0.40%	0.00%	0.00%	0.00%	0.40%	0.00%	0.40%
PowerShares S&P 500® Equal Weight Technology Portfolio (Pro forma) (as of 4/30/17)	0.40%	0.00%	0.00%	0.00%	0.40%	0.00%	0.40%

Guggenheim S&P 500® Equal Weight Utilities ETF (as of 4/30/17)	0.40%	0.00%	0.00%	0.00%	0.40%	0.00%	0.40%
PowerShares S&P 500® Equal Weight Utilities Portfolio (Pro forma) (as of 4/30/17)	0.40%	0.00%	0.00%	0.00%	0.40%	0.00%	0.40%

Guggenheim S&P MidCap 400® Equal Weight ETF (as of 4/30/17)	0.40%	0.00%	0.01%	0.00%	0.41%	0.00%	0.41%
PowerShares S&P MidCap 400® Equal Weight Portfolio (Pro forma) (as of 4/30/17)	0.40%	0.00%	0.00%	0.00%	0.40%	0.00%	0.40%

Guggenheim S&P SmallCap 600® Equal Weight ETF (as of 4/30/17)	0.40%	0.00%	0.01%	0.00%	0.41%	0.00%	0.41%

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	Annual Fund Operating Expenses*
Fund name	Management Fees	Interest Expense		Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses		Fee Waiver		Net Annual Operating Expenses
PowerShares S&P SmallCap 600® Equal Weight Portfolio (Pro forma) (as of 4/30/17)	0.40%	0.00%		0.00%	0.00%	0.40%		0.00%		0.40%

Guggenheim MSCI Emerging Markets Equal Country Weight ETF (as of 4/30/17)	0.70%	0.00%		0.01%	0.03%	0.74	%(2)	0.04	%(3)	0.70%
PowerShares MSCI Emerging Markets Equal Country Weight Portfolio (Pro forma) (as of 4/30/17)	0.70%	0.00%		0.00%	0.03%	0.73	%(2)	0.03	%(4)	0.70%

Guggenheim S&P 500® Top 50 ETF (as of 4/30/17)	0.20%	0.00%		0.00%	0.00%	0.20%		0.00%		0.20%
PowerShares S&P 500® Top 50 Portfolio (Pro forma) (as of 4/30/17)	0.20%	0.00%		0.00%	0.00%	0.20%		0.00%		0.20%

Guggenheim S&P 500® Pure Growth ETF (as of 4/30/17)	0.35%	0.00%		0.00%	0.00%	0.35%		0.00%		0.35%
PowerShares S&P 500® Pure Growth Portfolio (Pro forma) (as of 4/30/17)	0.35%	0.00%		0.00%	0.00%	0.35%		0.00%		0.35%

Guggenheim S&P 500® Pure Value ETF (as of 4/30/17)	0.35%	0.00%		0.00%	0.00%	0.35%		0.00%		0.35%
PowerShares S&P 500® Pure Value Portfolio (Pro forma) (as of 4/30/17)	0.35%	0.00%		0.00%	0.00%	0.35%		0.00%		0.35%

Guggenheim S&P MidCap 400® Pure Growth ETF as of 4/30/17	0.35%	0.00%		0.00%	0.00%	0.35%		0.00%		0.35%
PowerShares S&P MidCap 400® Pure Growth Portfolio (Pro forma) (as of 4/30/17)	0.35%	0.00%		0.00%	0.00%	0.35%		0.00%		0.35%

Guggenheim S&P MidCap 400® Pure Value ETF as of 4/30/17	0.35%	0.00%		0.00%	0.00%	0.35%		0.00%		0.35%
PowerShares S&P MidCap 400® Pure Value Portfolio (Pro forma) (as of 4/30/17)	0.35%	0.00%		0.00%	0.00%	0.35%		0.00%		0.35%

Guggenheim S&P SmallCap 600® Pure Growth ETF (as of 4/30/17)	0.35%	0.00%		0.00%	0.00%	0.35%		0.00%		0.35%
PowerShares S&P SmallCap 600® Pure Growth Portfolio (Pro forma) (as of 4/30/17)	0.35%	0.00%		0.00%	0.00%	0.35%		0.00%		0.35%

Guggenheim S&P SmallCap 600® Pure Value ETF (as of 4/30/17)	0.35%	0.00%		0.00%	0.00%	0.35%		0.00%		0.35%
PowerShares S&P SmallCap 600® Pure Value Portfolio (Pro forma) (as of 4/30/17)	0.35%	0.00%		0.00%	0.00%	0.35%		0.00%		0.35%

Guggenheim Multi-Factor Large Cap ETF (as of 6/20/17)	0.25%	0.00	%(5)	0.00%	0.00%	0.25%		0.00%		0.25%
PowerShares Multi-Factor Large Cap Portfolio (Pro forma) (as of 6/20/17)	0.25%	0.00	%(5)	0.00%	0.00%	0.25%		0.00%		0.25%

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*	There is no guarantee that actual expenses will be the same as those shown in the table. Pro forma expenses of each PowerShares Fund are based on estimated amounts for the current fiscal year. Guggenheim Capital and Invesco will bear, or will arrange for an entity under common ownership of Guggenheim Capital or Invesco to bear, 100% of the costs incurred in connection with the Reorganization. Expenses of the Reorganization have not been reflected in the tables above.
(1)	“Management Fees” and “Total Annual Fund Operating Expenses” have been restated to reflect current fees. Effective August 24, 2017, the management fee for the Rydex Fund was reduced from 0.40% to 0.20%.
(2)	The Total Annual Fund Operating Expenses (before and after any fee waivers and/or expense reimbursements) in this fee table for the Rydex Fund may not correlate to the expense ratios in the Rydex Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Rydex Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Rydex Fund through its investments in certain underlying investment companies. Acquired Fund Fees and Expenses for the PowerShares Fund are estimated for the first fiscal year.
(3)	SI has contractually agreed to reduce fees and/or reimburse expenses to the extent necessary to keep the Rydex Fund’s Total Annual Fund Operating Expenses (including Acquired Fund Fees and Expenses but excluding interest, taxes, brokerage commissions, dividends on securities sold short, litigation, indemnification, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Rydex Fund’s business (“Excluded Expenses”)) from exceeding 0.70% of the Rydex Fund’s average daily net assets. The Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement includes Excluded Expenses and, thus, from time to time may be higher than 0.70%. This contractual arrangement may be terminated only with the approval of the Rydex Board.
(4)	IPCM has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the PowerShares Fund (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.70% of the PowerShares Fund’s average daily net assets per year (the “Expense Cap”) through the later of: (i) two years from the Closing Date; or (ii) the expiration date of the corresponding Rydex Fund’s expense cap as listed in its then current registration statement on September 28, 2017, and neither IPCM nor the PowerShares Fund can discontinue the agreement prior to its expiration. IPCM further agrees to reimburse the PowerShares Fund in the amount equal to the licensing fees that the Fund pays that cause the operating expenses of the Fund to exceed the net annual operating expenses in the table above through the later of: (i) two years from the Closing Date; or (ii) the expiration date of the corresponding Rydex Fund’s expense cap as listed in its then current registration statement on September 28, 2017. The expenses borne by IPCM are subject to recapture by IPCM for up to three years from the date the expenses were incurred, but no recapture payment will be made by the PowerShares Fund if it would result in the Fund exceeding the Expense Cap.
(5)	“Other Expenses” are based on estimated amounts for the current fiscal year.

Examples *

These Examples are intended to help you compare the cost of investing in other investment companies with the cost of investing in each Rydex Fund, as well as with the cost of investing in its corresponding PowerShares Fund (after giving effect to the Reorganization). The Examples assume that you invest $10,000 in a Rydex Fund or PowerShares Fund for the time periods indicated and reinvest all dividends and distributions. The Examples also assume that your investment has a 5% return each year, that the Funds’ operating expenses without waivers remain the same and, to the extent applicable, that expenses were capped for the periods indicated above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Guggenheim S&P 100® Equal Weight ETF	$42	$132	$230	$518
PowerShares S&P 100® Equal Weight Portfolio (Pro forma)	$41	$128	$224	$505

Guggenheim S&P 500® Equal Weight ETF	$20	$64	$113	$255
PowerShares S&P 500® Equal Weight Portfolio (Pro forma)	$20	$64	$113	$255

Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	$41	$128	$224	$505
PowerShares S&P 500® Equal Weight Consumer Discretionary Portfolio (Pro forma)	$41	$128	$224	$505

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	1 Year	3 Years	5 Years	10 Years
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	$41	$128	$224	$505
PowerShares S&P 500® Equal Weight Consumer Staples Portfolio (Pro forma)	$41	$128	$224	$505

Guggenheim S&P 500® Equal Weight Energy ETF	$41	$128	$224	$505
PowerShares S&P 500® Equal Weight Energy Portfolio (Pro forma)	$41	$128	$224	$505

Guggenheim S&P 500® Equal Weight Financials ETF	$41	$128	$224	$505
PowerShares S&P 500® Equal Weight Financials Portfolio (Pro forma)	$41	$128	$224	$505

Guggenheim S&P 500® Equal Weight Health Care ETF	$41	$128	$224	$505
PowerShares S&P 500® Equal Weight Health Care Portfolio (Pro forma)	$41	$128	$224	$505

Guggenheim S&P 500® Equal Weight Industrials ETF	$41	$128	$224	$505
PowerShares S&P 500® Equal Weight Industrials Portfolio (Pro forma)	$41	$128	$224	$505

Guggenheim S&P 500® Equal Weight Materials ETF	$41	$128	$224	$505
PowerShares S&P 500® Equal Weight Materials Portfolio (Pro forma)	$41	$128	$224	$505

Guggenheim S&P 500® Equal Weight Real Estate ETF	$42	$132	$230	$518
PowerShares S&P 500® Equal Weight Real Estate Portfolio (Pro forma)	$41	$128	$224	$505

Guggenheim S&P 500® Equal Weight Technology ETF	$41	$128	$224	$505
PowerShares S&P 500® Equal Weight Technology Portfolio (Pro forma)	$41	$128	$224	$505

Guggenheim S&P 500® Equal Weight Utilities ETF	$41	$128	$224	$505
PowerShares S&P 500® Equal Weight Utilities Portfolio (Pro forma)	$41	$128	$224	$505

Guggenheim S&P MidCap 400® Equal Weight ETF	$42	$132	$230	$518
PowerShares S&P MidCap 400® Equal Weight Portfolio (Pro forma)	$41	$128	$224	$505

Guggenheim S&P SmallCap 600® Equal Weight ETF	$42	$132	$230	$518
PowerShares S&P SmallCap 600® Equal Weight Portfolio (Pro forma)	$41	$128	$224	$505

Guggenheim MSCI Emerging Markets Equal Country Weight ETF	$72	$233	$408	$915
PowerShares MSCI Emerging Markets Equal Country Weight Portfolio (Pro forma)	$72	$227	$400	$901

Guggenheim S&P 500® Top 50 ETF	$20	$64	$113	$255
PowerShares S&P 500® Top 50 Portfolio (Pro forma)	$20	$64	$113	$255

Guggenheim S&P 500® Pure Growth ETF	$36	$113	$197	$443
PowerShares S&P 500® Pure Growth Portfolio (Pro forma)	$36	$113	$197	$443

Guggenheim S&P 500® Pure Value ETF	$36	$113	$197	$443
PowerShares S&P 500® Pure Value Portfolio (Pro forma)	$36	$113	$197	$443

Guggenheim S&P MidCap 400® Pure Growth ETF	$36	$113	$197	$443
PowerShares S&P MidCap 400® Pure Growth Portfolio (Pro forma)	$36	$113	$197	$443

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	1 Year	3 Years	5 Years	10 Years
Guggenheim S&P MidCap 400® Pure Value ETF	$36	$113	$197	$443
PowerShares S&P MidCap 400® Pure Value Portfolio (Pro forma)	$36	$113	$197	$443

Guggenheim S&P SmallCap 600® Pure Growth ETF	$36	$113	$197	$443
PowerShares S&P SmallCap 600® Pure Growth Portfolio (Pro forma)	$36	$113	$197	$443

Guggenheim S&P SmallCap 600® Pure Value ETF	$36	$113	$197	$443
PowerShares S&P SmallCap 600® Pure Value Portfolio (Pro forma)	$36	$113	$197	$443

Guggenheim Multi-Factor Large Cap ETF	$26	$81	$141	$318
PowerShares Multi-Factor Large Cap Portfolio (Pro forma)	$26	$81	$141	$318

*	The Example is not a representation of past or future expenses. Each Rydex Fund’s and PowerShares Fund’s actual expenses, and an investor’s direct and indirect expenses, may be more or less than those shown. Guggenheim Capital and Invesco will bear, or will arrange for an entity under common ownership of Guggenheim Capital or Invesco to bear, 100% of the costs incurred in connection with the Reorganization. Expenses associated with the Reorganization have not been reflected in the tables above.

Comparison of Underlying Indices and Investment Objectives

Each Rydex Fund is, and its corresponding PowerShares Fund will be, an “index” ETF and will not be actively managed. As an index ETF, each Rydex Fund’s and its corresponding PowerShares Fund’s investment objective is to seek to track a specified securities index (each, an “Underlying Index”). Each PowerShares Fund will have an identical investment objective as its corresponding Rydex Fund.

Specifically, the Guggenheim S&P MidCap 400® Equal Weight ETF and the Guggenheim S&P SmallCap 600® Equal Weight ETF, and their corresponding PowerShares Funds, have the following investment objective: to correspond as closely as possible, before fees and expenses, to the price and yield performance of its respective Underlying Index. The Guggenheim MSCI Emerging Markets Equal Country Weight ETF and its corresponding PowerShares Fund have the following investment objective: to correspond, before fees and expenses, to the price and yield performance of its respective Underlying Index. The Guggenheim S&P 100® Equal Weight ETF, Guggenheim S&P 500® Equal Weight ETF, Guggenheim S&P 500® Top 50 ETF and Guggenheim Multi-Factor Large Cap ETF, and their corresponding PowerShares Funds, have the following investment objective: to replicate as closely as possible, before fees and expenses, the daily performance of its respective Underlying Index. The remaining Rydex Funds and their corresponding PowerShares Funds have the following investment objective: to replicate as closely as possible, before fees and expenses, the performance of its respective Underlying Index. There is no assurance that a Fund will achieve its stated investment objective.

The table below lists each pair of corresponding Funds, and the Underlying Index that the Rydex Fund currently seeks, and the PowerShares Fund will seek, to replicate:

RYDEX FUNDS	POWERSHARES FUNDS	UNDERLYING INDEX
Guggenheim S&P 100® Equal Weight ETF	PowerShares S&P 100® Equal Weight Portfolio	S&P 100® Equal Weight Index
Guggenheim S&P 500® Equal Weight ETF	PowerShares S&P 500® Equal Weight Portfolio	S&P 500® Equal Weight Index Total Return
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	PowerShares S&P 500® Equal Weight Consumer Discretionary Portfolio	S&P 500® Equal Weight Index Consumer Discretionary Total Return
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	PowerShares S&P 500® Equal Weight Consumer Staples Portfolio	S&P 500® Equal Weight Index Consumer Staples Total Return
Guggenheim S&P 500® Equal Weight Energy ETF	PowerShares S&P 500® Equal Weight Energy Portfolio	S&P 500® Equal Weight Index Energy Total Return

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Guggenheim S&P 500® Equal Weight Financials ETF	PowerShares S&P 500® Equal Weight Financials Portfolio	S&P 500® Equal Weight Index Financials Total Return
Guggenheim S&P 500® Equal Weight Health Care ETF	PowerShares S&P 500® Equal Weight Health Care Portfolio	S&P 500® Equal Weight Index Health Care Total Return
Guggenheim S&P 500® Equal Weight Industrials ETF	PowerShares S&P 500® Equal Weight Industrials Portfolio	S&P 500® Equal Weight Index Industrials Total Return
Guggenheim S&P 500® Equal Weight Materials ETF	PowerShares S&P 500® Equal Weight Materials Portfolio	S&P 500® Equal Weight Index Materials Total Return
Guggenheim S&P 500® Equal Weight Real Estate ETF	PowerShares S&P 500® Equal Weight Real Estate Portfolio	S&P 500® Equal Weight Real Estate Index
Guggenheim S&P 500® Equal Weight Technology ETF	PowerShares S&P 500® Equal Weight Technology Portfolio	S&P 500® Equal Weight Index Information Technology Total Return
Guggenheim S&P 500® Equal Weight Utilities ETF	PowerShares S&P 500® Equal Weight Utilities Portfolio	S&P 500® Equal Weight Index Telecommunication Services & Utilities Total Return
Guggenheim S&P MidCap 400® Equal Weight ETF	PowerShares S&P MidCap 400® Equal Weight Portfolio	S&P MidCap 400® Equal Weight Index
Guggenheim S&P SmallCap 600® Equal Weight ETF	PowerShares S&P SmallCap 600® Equal Weight Portfolio	S&P SmallCap 600® Equal Weight Index
Guggenheim MSCI Emerging Markets Equal Country Weight ETF	PowerShares MSCI Emerging Markets Equal Country Weight Portfolio	MSCI Emerging Markets Equal Country Weighted Index
Guggenheim S&P 500® Top 50 ETF	PowerShares S&P 500® Top 50 Portfolio	S&P 500® Top 50 Index
Guggenheim S&P 500® Pure Growth ETF	PowerShares S&P 500® Pure Growth Portfolio	S&P 500® Pure Growth Index Total Return
Guggenheim S&P 500® Pure Value ETF	PowerShares S&P 500® Pure Value Portfolio	S&P 500® Pure Value Index Total Return
Guggenheim S&P MidCap 400® Pure Growth ETF	PowerShares S&P MidCap 400® Pure Growth Portfolio	S&P MidCap 400® Pure Growth Index Total Return
Guggenheim S&P MidCap 400® Pure Value ETF	PowerShares S&P MidCap 400® Pure Value Portfolio	S&P MidCap 400® Pure Value Index Total Return
Guggenheim S&P SmallCap 600® Pure Growth ETF	PowerShares S&P SmallCap 600® Pure Growth Portfolio	S&P SmallCap 600® Pure Growth Index Total Return
Guggenheim S&P SmallCap 600® Pure Value ETF	PowerShares S&P SmallCap 600® Pure Value Portfolio	S&P SmallCap 600® Pure Value Index Total Return
Guggenheim Multi-Factor Large Cap ETF	PowerShares Multi-Factor Large Cap Portfolio	[Guggenheim Multi-Factor Large Cap Index Total Return]*

*	The Guggenheim Multi-Factor Large Cap Index Total Return was developed by Accretive Asset Management, LLC (“Accretive” or “Guggenheim Index ServicesSM”), which currently is a wholly owned subsidiary of Guggenheim Partners, LLC and an affiliate of SI. As part of the Transaction, Invesco will acquire all of the membership interests in Accretive which will allow Invesco Indexing, LLC (“Invesco Indexing”), an affiliate of IPCM, to utilize Accretive’s methodologies and process to provide the Underlying Index for the PowerShares Multi-Factor Large Cap Portfolio.

The investment objective for each Rydex Fund and each PowerShares Fund is non-fundamental, meaning that it may be changed by a Trust’s Board at any time without shareholder approval.

Index Provider Information. Each Underlying Index is calculated and maintained by its respective index provider, which, except for Accretive, is not affiliated with any of the Rydex Funds, SI or GFD. Each Underlying Index (except the MSCI Emerging Markets Equal Country Weighted Index and Guggenheim Multi-Factor Large Cap Index Total Return) is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by SI. The MSCI Emerging Markets Equal Country Weighted Index is the exclusive property of MSCI, Inc. (“MSCI”) and has been licensed for use by SI. The Rydex Funds are not sponsored, endorsed, sold or promoted by SPDJI or MSCI.

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The Guggenheim Multi-Factor Large Cap Index Total Return is owned and its methodology is maintained by Accretive. Accretive, SI and GFD are each indirect subsidiaries of Guggenheim Partners, LLC and as such, are affiliates of each other. As part of the Transaction, Invesco will acquire all of the membership interests in Accretive, which will allow Invesco Indexing, an affiliate of IPCM and IDI, to utilize Accretive’s methodologies and process to provide the Underlying Index for the PowerShares Multi-Factor Large Cap Portfolio. Each Rydex Fund is entitled to use its Underlying Index pursuant to a sub-licensing agreement with SI.

Assuming shareholders of the Rydex Funds approve the Plan of Reorganization and the Reorganization is consummated, the licensing agreements between each index provider and SI are expected to be assigned to IPCM. Each index provider will continue to maintain its respective Underlying Index(es) upon assignment of those agreements. Likewise, each PowerShares Fund, upon commencing operations, will be entitled to use its respective Underlying Index pursuant to a sub-licensing agreement with IPCM.

With the exception of Invesco Indexing, following the closing of the Transaction, no entity that creates, compiles, sponsors or maintains an Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the PowerShares Trust, IPCM, IDI or a promoter of any PowerShares Fund, and neither Invesco nor any affiliate of Invesco will have any rights to influence the selection of the securities in the Underlying Indexes, except for the Underlying Index of the PowerShares Multi-Factor Large Cap Portfolio, which will be provided by Invesco Indexing.

For additional information about the index providers, please see Appendix C – “Index Publishers Information and Disclaimers.”

Comparison of Principal Investment Strategies

The principal investment strategies of each Rydex Fund and each PowerShares Fund following the Reorganization are set forth below. Except where noted below, the principal investment strategies of each Rydex Fund are identical to those of its corresponding PowerShares Fund. Where the principal investment strategies are not identical, they differ because, as a condition of their exemptive relief, each PowerShares Fund, except for the PowerShares Multi-Factor Large Cap Portfolio, must invest at least 90% of its total assets in components of its Underlying Index. In comparison, each Rydex Fund is required to invest at least 80% of its total assets in components of its Underlying Index. In all other respects, the principal investment strategies are identical.

Unless otherwise specified below, references in this section to the “Fund” refer to each Rydex Fund and PowerShares Fund named in the subheading. References to the “Advisor” refer to SI (for the Rydex Funds) and to IPCM (for the PowerShares Funds).

Guggenheim S&P 100® Equal Weight ETF/ PowerShares S&P 100® Equal Weight Portfolio

The Funds have the same investment strategies, except that the Rydex Fund is required to invest at least 80% of its total assets in component securities of the Underlying Index, whereas the PowerShares Fund is required to invest at least 90% of its total assets in component securities of the Underlying Index.

The Fund invests primarily in equity securities to meet its investment objective of replicating the Underlying Index as closely as possible, before fees and expenses. The Underlying Index is an unmanaged equal weighted version of the S&P 100® Index, which is an unmanaged capitalization weighted index comprised of a subset of 100 companies of the S&P 500® Index selected by Standard & Poor’s Financial Services, LLC (“S&P”) and representing major blue chip companies across multiple industry groups. Unlike the S&P 100® Index, in which each constituent stock’s weight is proportionate to its market value, each stock in the Underlying Index will be rebalanced quarterly to have the same target weighting as every other stock in the Underlying Index. The equal weighting provides broader exposure to the majority of securities in the Underlying Index than typically may be found in the Underlying Index’s market capitalization weighted counterpart. As of December 31, 2016, the Underlying Index included companies with a capitalization range of $27.1 billion to $608.7 billion.

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The Fund uses a passive management strategy, known as “replication,” to track the performance of the Underlying Index. “Replication” refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index. Under normal circumstances, the Rydex Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, (for the PowerShares Fund, 90% of its total assets) in the equity securities (for the PowerShares Fund, component securities) included in the Underlying Index. The Advisor expects that, over time, the correlation between the Fund’s performance, before fees and expenses, and that of the Underlying Index will be 95% or better. A figure of 100% would indicate perfect correlation. The Advisor monitors the Fund’s tracking of the Underlying Index and seeks to maintain an appropriate correlation. The Advisor rebalances the Fund’s portfolio at the same rebalance interval(s) utilized by the Underlying Index.

As long as the Rydex Fund invests at least 80% (for the PowerShares Fund, 90%) of its total assets in securities included in the Underlying Index, the Rydex Fund may hold up to 20% (for the PowerShares Fund, 10%) of its assets in securities not included in the Underlying Index, futures contracts, options on futures contracts, options, and swaps related to the Underlying Index, as well as cash and cash equivalents, and shares of investment funds, including money market funds. On a day-to-day basis, the Fund may also hold repurchase agreements, U.S. Government securities or cash equivalents to collateralize its derivatives positions. In an effort to make sure the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets.

To the extent the Underlying Index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. As of February 28, 2017, the Fund anticipates that it may have significant exposure to the Consumer Discretionary Sector, Consumer Staples Sector, Financials Sector, Health Care Sector, Industrials Sector, and Information Technology Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and S&P. The Fund is non-diversified and, therefore, may invest a greater percentage of its net assets in a particular issuer in comparison to a diversified fund.

Guggenheim S&P 500® Equal Weight ETF/ PowerShares S&P 500® Equal Weight Portfolio

The Fund invests primarily in equity securities to meet its investment objective of replicating the Underlying Index as closely as possible, before fees and expenses. The Underlying Index is an unmanaged equal weighted version of the S&P 500® Index, which is an unmanaged capitalization weighted index comprised of 500 common stocks chosen by Standard & Poor’s Financial Services, LLC (“S&P”) on a statistical basis. Unlike the S&P 500® Index, in which each constituent stock’s weight is proportionate to its market value, each stock in the Underlying Index will be rebalanced quarterly and at other intervals to have the same target weighting as every other stock in the Underlying Index. The equal weighting provides broader exposure to the majority of securities in the Underlying Index than typically may be found in the Underlying Index’s market capitalization weighted counterpart. As of December 31, 2016, the Underlying Index included companies with a capitalization range of $2.8 billion to $608.7 billion.

The Fund uses a passive management strategy, known as “replication,” to track the performance of the Underlying Index. “Replication” refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index. Under normal circumstances, the Rydex Fund will invest at least 90% of its net assets, plus any borrowings for investment purposes, (for the PowerShares Fund, 90% of its total assets) in the equity securities (for the PowerShares Fund, component securities) included in the Underlying Index. The Advisor expects that, over time, the correlation between the Fund’s performance, before fees and expenses, and that of the Underlying Index will be 95% or better. A figure of 100% would indicate perfect correlation. The Advisor monitors the Fund’s tracking of the Underlying Index and seeks to maintain an appropriate correlation. The Advisor rebalances the Fund’s portfolio at the same rebalance interval(s) utilized by the Underlying Index.

As long as the Fund invests at least 90% of its total assets in securities included in the Underlying Index, the Fund may hold up to 10% of its assets in securities not included in the Underlying Index, futures contracts, options on futures contracts, options, and swaps related to the Underlying Index, as well as cash and cash equivalents, and shares of investment funds, including money market funds. On a day-to-day basis, the Fund may also hold

20

repurchase agreements, U.S. Government securities or cash equivalents to collateralize its derivatives positions. In an effort to make sure the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets.

To the extent the Underlying Index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. As of February 28, 2017, the Fund anticipates that it may have significant exposure to the Consumer Discretionary Sector, Financials Sector, Health Care Sector, Industrials Sector, and Information Technology Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and S&P. The Fund is non-diversified and, therefore, may invest a greater percentage of its net assets in a particular issuer in comparison to a diversified fund.

Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF/ PowerShares S&P 500® Equal Weight Consumer Discretionary Portfolio

The Fund invests primarily in equity securities to meet its investment objective of replicating the Underlying Index as closely as possible, before fees and expenses. The Underlying Index is an unmanaged equal weighted version of the S&P 500® Consumer Discretionary Index that consists of common stocks of companies that comprise the Consumer Discretionary Sector of the S&P 500® Index. The manufacturing segment of the Consumer Discretionary Sector includes automotive, household durable goods, leisure equipment and textiles and apparel. The services segment includes hotels, restaurants and other leisure facilities, media production and services, and consumer retailing and services. As of December 31, 2016, the Underlying Index included companies with a capitalization range of $3.3 billion to $357.7 billion. In general, the equal weighting provided by the Underlying Index provides equal representation for all securities at the Underlying Index’s rebalance interval(s), thereby providing broader exposure to the majority of securities in the Underlying Index than typically may be found in the Underlying Index’s market capitalization weighted counterpart.

The Fund uses a passive management strategy, known as “replication,” to track the performance of the Underlying Index. “Replication” refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index. Under normal circumstances, the Rydex Fund will invest at least 90% of its net assets, plus any borrowings for investment purposes, (for the PowerShares Fund, 90% of its total assets) in the equity securities (for the PowerShares Fund, component securities) included in the Underlying Index. The Advisor expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation. The Advisor monitors the Fund’s tracking of the Underlying Index and seeks to maintain an appropriate correlation. The Advisor rebalances the Fund’s portfolio at the same rebalance interval(s) utilized by the Underlying Index.

As long as the Fund invests at least 90% of its total assets in securities included in the Underlying Index, the Fund may hold up to 10% of its assets in securities not included in the Underlying Index, futures contracts, options on futures contracts, options, and swaps related to the Underlying Index, as well as cash and cash equivalents, and shares of investment funds, including money market funds. On a day-to-day basis, the Fund may also hold repurchase agreements, U.S. Government securities or cash equivalents to collateralize its derivatives positions. In an effort to make sure the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets.

To the extent the Underlying Index is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry. As of February 28, 2017, the Fund anticipates that it may have significant exposure to the Consumer Discretionary Sector, as that sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC. Also, as of February 28, 2017, the Underlying Index components and thus the Fund’s assets, are concentrated in the Consumer Durables and Apparel Industry Group and the Retailing Industry Group, separate industry groups comprising the Consumer Discretionary Sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its net assets in a particular issuer in comparison to a diversified fund.

Guggenheim S&P 500® Equal Weight Consumer Staples ETF/ PowerShares S&P 500® Equal Weight Consumer Staples Portfolio

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The Fund invests primarily in equity securities to meet its investment objective of replicating the Underlying Index as closely as possible, before fees and expenses. The Underlying Index is an unmanaged equal weighted version of the S&P 500® Consumer Staples Index that consists of common stocks of companies that comprise the Consumer Staples Sector of the S&P 500® Index, including manufacturers and distributors of food, beverages and tobacco and producers of non-durable household goods and personal products. It also includes food and drug retailing companies as well as consumer super centers. As of December 31, 2016, the Underlying Index included companies with a capitalization range of $6.2 billion to $214.9 billion. In general, the equal weighting provided by the Underlying Index provides equal representation for all securities at the Underlying Index’s rebalance interval(s), thereby providing broader exposure to the majority of securities in the Underlying Index than typically may be found in the Underlying Index’s market capitalization weighted counterpart.

The Fund uses a passive management strategy, known as “replication,” to track the performance of the Underlying Index. “Replication” refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index. Under normal circumstances, the Rydex Fund will invest at least 90% of its net assets, plus any borrowings for investment purposes, (for the PowerShares Fund, 90% of its total assets) in the equity securities (for the PowerShares Fund, component securities) included in the Underlying Index. The Advisor expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation. The Advisor monitors the Fund’s tracking of the Underlying Index and seeks to maintain an appropriate correlation. The Advisor rebalances the Fund’s portfolio at the same rebalance interval(s) utilized by the Underlying Index.

As long as the Fund invests at least 90% of its total assets in securities included in the Underlying Index, the Fund may hold up to 10% of its assets in securities not included in the Underlying Index, futures contracts, options on futures contracts, options, and swaps related to the Underlying Index, as well as cash and cash equivalents, and shares of investment funds, including money market funds. On a day-to-day basis, the Fund may also hold repurchase agreements, U.S. Government securities or cash equivalents to collateralize its derivatives positions. In an effort to make sure the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets.

To the extent the Underlying Index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. As of February 28, 2017, the Fund anticipates that it may have significant exposure to the Consumer Staples Sector, as that sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC. Also as of February 28, 2017, the Underlying Index components and thus the Fund’s assets, are concentrated in the Food, Beverage and Tobacco Industry Group, a separate industry group comprising the Consumer Staples Sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its net assets in a particular issuer in comparison to a diversified fund.

Guggenheim S&P 500® Equal Weight Energy ETF/ PowerShares S&P 500® Equal Weight Energy Portfolio

The Fund invests primarily in equity securities to meet its investment objective of replicating the Underlying Index as closely as possible, before fees and expenses. The Underlying Index is an unmanaged equal weighted version of the S&P 500® Energy Index that consists of common stocks of companies that comprise the Energy Sector of the S&P 500® Index, including companies operating in the exploration and production, refining and marketing, and storage and transportation of oil and gas and coal and consumable fuels. It also includes companies that offer oil and gas equipment and services. As of December 31, 2016, the Underlying Index included companies with a capitalization range of $5.3 billion to $374.4 billion. In general, the equal weighting provided by the Underlying Index provides equal representation for all securities at the Underlying Index’s rebalance interval(s), thereby providing broader exposure to the majority of securities in the Underlying Index than typically may be found in the Underlying Index’s market capitalization weighted counterpart.

The Fund uses a passive management strategy, known as “replication,” to track the performance of the Underlying Index. “Replication” refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index. Under normal circumstances, the Rydex Fund will invest at least 90% of its net assets, plus any borrowings for investment purposes, (for the PowerShares Fund, 90%

22

of its total assets) in the equity securities (for the PowerShares Fund, component securities) included in the Underlying Index. The Advisor expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation. The Advisor monitors the Fund’s tracking of the Underlying Index and seeks to maintain an appropriate correlation. The Advisor rebalances the Fund’s portfolio at the same rebalance interval(s) utilized by the Underlying Index.

As long as the Fund invests at least 90% of its total assets in securities included in the Underlying Index, the Fund may hold up to 10% of its assets in securities not included in the Underlying Index, futures contracts, options on futures contracts, options, and swaps related to the Underlying Index, as well as cash and cash equivalents, and shares of investment funds, including money market funds. On a day-to-day basis, the Fund may also hold repurchase agreements, U.S. Government securities or cash equivalents to collateralize its derivatives positions. In an effort to make sure the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets.

To the extent the Underlying Index is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry. As of February 28, 2017, the Fund anticipates that it may have significant exposure to the Energy Sector, as that sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC. Also of February 28, 2017, the Underlying Index components and thus the Fund’s assets, are concentrated in the Oil, Gas & Consumable Fuels Industry, a separate industry comprising the Energy Sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its net assets in a particular issuer in comparison to a diversified fund.

Guggenheim S&P 500® Equal Weight Financials ETF/ PowerShares S&P 500® Equal Weight Financials Portfolio

The Fund invests primarily in equity securities to meet its investment objective of replicating the Underlying Index as closely as possible, before fees and expenses. The Underlying Index is an unmanaged equal weighted version of the S&P 500® Financials Index that consists of common stocks of companies that comprise the Financials Sector of the S&P 500® Index, including companies involved in banking, thrifts and mortgage finance, specialized finance, consumer finance, asset management and custody banks, investment banking and brokerage and insurance. It also includes Financial Exchanges and Data and Mortgage REITs. As of December 31, 2016, the Underlying Index included companies with a capitalization range of $4.8 billion to $401.9 billion. In general, the equal weighting provided by the Underlying Index provides equal representation for all securities at the Underlying Index’s rebalance interval(s), thereby providing broader exposure to the majority of securities in the Underlying Index than typically may be found in the Underlying Index’s market capitalization weighted counterpart.

The Fund uses a passive management strategy, known as “replication,” to track the performance of the Underlying Index. “Replication” refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index. Under normal circumstances, the Rydex Fund will invest at least 90% of its net assets, plus any borrowings for investment purposes, (for the PowerShares Fund, 90% of its total assets) in the equity securities (for the PowerShares Fund, component securities) included in the Underlying Index. The Advisor expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation. The Advisor monitors the Fund’s tracking of the Underlying Index and seeks to maintain an appropriate correlation. The Advisor rebalances the Fund’s portfolio at the same rebalance interval(s) utilized by the Underlying Index.

As long as the Fund invests at least 90% of its total assets in securities included in the Underlying Index, the Fund may hold up to 10% of its assets in securities not included in the Underlying Index, futures contracts, options on futures contracts, options, and swaps related to the Underlying Index, as well as cash and cash equivalents, and shares of investment funds, including money market funds. On a day-to-day basis, the Fund may also hold repurchase agreements, U.S. Government securities or cash equivalents to collateralize its derivatives positions. In an effort to make sure the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets.

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To the extent the Underlying Index is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry. As of February 28, 2017, the Fund anticipates that it may have significant exposure to the Financials Sector, as that sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC. Also as of February 28, 2017, the Underlying Index components and thus the Fund’s assets, are concentrated in the Banks Industry Group, the Diversified Financials Industry Group, and the Insurance Industry Group, separate industry groups comprising the Financials Sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its net assets in a particular issuer in comparison to a diversified fund.

Guggenheim S&P 500® Equal Weight Health Care ETF/ PowerShares S&P 500® Equal Weight Health Care Portfolio

The Fund invests primarily in equity securities to meet its investment objective of replicating the Underlying Index as closely as possible, before fees and expenses. The Underlying Index is an unmanaged equal weighted version of the S&P 500® Health Care Index that consists of common stocks of companies that comprise the Health Care Sector of the S&P 500® Index, including health care providers and services, companies that manufacture and distribute health care equipment and supplies, and health care technology companies. It also includes companies involved in the research, development, production and marketing of pharmaceuticals and biotechnology products. As of December 31, 2016, the Underlying Index included companies with a capitalization range of $3.5 billion to $313.7 billion. In general, the equal weighting provided by the Underlying Index provides equal representation for all securities at the Underlying Index’s rebalance interval(s), thereby providing broader exposure to the majority of securities in the Underlying Index than typically may be found in the Underlying Index’s market capitalization weighted counterpart.

The Fund uses a passive management strategy, known as “replication,” to track the performance of the Underlying Index. “Replication” refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index. Under normal circumstances, the Rydex Fund will invest at least 90% of its net assets, plus any borrowings for investment purposes, (for the PowerShares Fund, 90% of its total assets) in the equity securities (for the PowerShares Fund, component securities) included in the Underlying Index. The Advisor expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation. The Advisor monitors the Fund’s tracking of the Underlying Index and seeks to maintain an appropriate correlation. The Advisor rebalances the Fund’s portfolio at the same rebalance interval(s) utilized by the Underlying Index.

As long as the Fund invests at least 90% of its total assets in securities included in the Underlying Index, the Fund may hold up to 10% of its assets in securities not included in the Underlying Index, futures contracts, options on futures contracts, options, and swaps related to the Underlying Index, as well as cash and cash equivalents, and shares of investment funds, including money market funds. On a day-to-day basis, the Fund may also hold repurchase agreements, U.S. Government securities or cash equivalents to collateralize its derivatives positions. In an effort to make sure the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets.

To the extent the Underlying Index is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry. As of February 28, 2017, the Fund anticipates that it may have significant exposure to the Health Care Sector, as that sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC. Also as of February 28, 2017, the Underlying Index components and thus the Fund’s assets, are concentrated in the Health Care Equipment & Supplies Industry and the Pharmaceuticals Industry, separate industries comprising the Health Care Sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its net assets in a particular issuer in comparison to a diversified fund.

Guggenheim S&P 500® Equal Weight Industrials ETF/ PowerShares S&P 500® Equal Weight Industrials Portfolio

The Fund invests primarily in equity securities to meet its investment objective of replicating the Underlying Index as closely as possible, before fees and expenses. The Underlying Index is an unmanaged equal weighted

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version of the S&P 500® Industrials Index that consists of common stocks of companies that comprise the Industrials Sector of the S&P 500® Index, including manufacturers and distributors of capital goods, such as aerospace and defense, building projects, electrical equipment and machinery and companies that offer construction and engineering services. It also includes providers of commercial and professional services, including printing, environmental and facilities services, office services and supplies, security and alarm services, human resource and employment services, research and consulting services. It also includes companies that provide transportation services. As of December 31, 2016, the Underlying Index included companies with a capitalization range of $2.8 billion to $279.5 billion. In general, the equal weighting provided by the Underlying Index provides equal representation for all securities at the Underlying Index’s rebalance interval(s), thereby providing broader exposure to the majority of securities in the Underlying Index than typically may be found in the Underlying Index’s market capitalization weighted counterpart.

The Fund uses a passive management strategy, known as “replication,” to track the performance of the Underlying Index. “Replication” refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index. Under normal circumstances, the Rydex Fund will invest at least 90% of its net assets, plus any borrowings for investment purposes, (for the PowerShares Fund, 90% of its total assets) in the equity securities (for the PowerShares Fund, component securities) included in the Underlying Index. The Advisor expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation. The Advisor monitors the Fund’s tracking of the Underlying Index and seeks to maintain an appropriate correlation. The Advisor rebalances the Fund’s portfolio at the same rebalance interval(s) utilized by the Underlying Index.

As long as the Fund invests at least 90% of its total assets in securities included in the Underlying Index, the Fund may hold up to 10% of its assets in securities not included in the Underlying Index, futures contracts, options on futures contracts, options, and swaps related to the Underlying Index, as well as cash and cash equivalents, and shares of investment funds, including money market funds. On a day-to-day basis, the Fund may also hold repurchase agreements, U.S. Government securities or cash equivalents to collateralize its derivatives positions. In an effort to make sure the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets.

To the extent the Underlying Index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. As of February 28, 2017, the Fund anticipates that it may have significant exposure to the Industrials Sector, as that sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC. Also as of February 28, 2017, the Underlying Index components and thus the Fund’s assets, are concentrated in the Capital Goods Industry Group and the Transportation Industry Group, separate industry groups comprising the Industrials Sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its net assets in a particular issuer in comparison to a diversified fund.

Guggenheim S&P 500® Equal Weight Materials ETF/ PowerShares S&P 500® Equal Weight Materials Portfolio

The Fund invests primarily in equity securities to meet its investment objective of replicating the Underlying Index as closely as possible, before fees and expenses. The Underlying Index is an unmanaged equal weighted version of the S&P 500® Materials Index that consists of common stocks of companies that comprise the Materials Sector of the S&P 500® Index, including companies that manufacture chemicals, construction materials, glass, paper, forest products and related packaging products, and metals, minerals and mining companies, including producers of steel. As of December 31, 2016, the Underlying Index included companies with a capitalization range of $6.3 billion to $64.2 billion. In general, the equal weighting provided by the Underlying Index provides equal representation for all securities at the Underlying Index’s rebalance interval(s), thereby providing broader exposure to the majority of securities in the Underlying Index than typically may be found in the Underlying Index’s market capitalization weighted counterpart.

The Fund uses a passive management strategy, known as “replication,” to track the performance of the Underlying Index. “Replication” refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index. Under normal circumstances, the Rydex Fund will

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invest at least 90% of its net assets, plus any borrowings for investment purposes, (for the PowerShares Fund, 90% of its total assets) in the equity securities (for the PowerShares Fund, component securities) included in the Underlying Index. The Advisor expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation. The Advisor monitors the Fund’s tracking of the Underlying Index and seeks to maintain an appropriate correlation. The Advisor rebalances the Fund’s portfolio at the same rebalance interval(s) utilized by the Underlying Index.

As long as the Fund invests at least 90% of its total assets in securities included in the Underlying Index, the Fund may hold up to 10% of its assets in securities not included in the Underlying Index, futures contracts, options on futures contracts, options, and swaps related to the Underlying Index, as well as cash and cash equivalents, and shares of investment funds, including money market funds. On a day-to-day basis, the Fund may also hold repurchase agreements, U.S. Government securities or cash equivalents to collateralize its derivatives positions. In an effort to make sure the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets.

To the extent the Underlying Index is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry. As of February 28, 2017, the Fund anticipates that it may have significant exposure to the Materials Sector, as that sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC. Also as of February 28, 2017, the Underlying Index components and thus the Fund’s assets, are concentrated in the Chemicals Industry, a separate industry comprising the Materials Sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its net assets in a particular issuer in comparison to a diversified fund.

Guggenheim S&P 500® Equal Weight Real Estate ETF/ PowerShares S&P 500® Equal Weight Real Estate Portfolio

The Funds have the same investment strategies, except that the Rydex Fund is required to invest at least 80% of its total assets in component securities of the Underlying Index, whereas the PowerShares Fund is required to invest at least 90% of its total assets in component securities of the Underlying Index.

The Fund invests primarily in equity securities to meet its investment objective of replicating the Underlying Index as closely as possible, before fees and expenses. The Underlying Index is an equal weighted version of the S&P 500® Real Estate Index that consists of common stocks of companies that comprise the Real Estate Sector of the S&P 500® Index, including companies operating in real estate development and operation. It also includes companies offering real estate related services and Equity Real Estate Investment Trusts (REITs). As of December 31, 2016, the Underlying Index included 29 component securities with capitalizations ranging from $7.1 billion to $55.6 billion. In general, the equal weighting of the Underlying Index provides equal representation for all securities at the Underlying Index’s rebalance interval(s), thereby providing broader exposure to the majority of securities in the Underlying Index than typically may be found in the Underlying Index’s market capitalization weighted counterpart.

The Fund uses a passive management strategy, known as “replication,” to track the performance of the Underlying Index. “Replication” refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index. Under normal circumstances, the Rydex Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, (for the PowerShares Fund, 90% of its total assets) in the equity securities (for the PowerShares Fund, component securities) included in the Underlying Index. The Advisor expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation. The Advisor monitors the Fund’s tracking of the Underlying Index and seeks to maintain an appropriate correlation. The Advisor rebalances the Fund’s portfolio at the same rebalance interval(s) utilized by the Underlying Index.

As long as the Rydex Fund invests at least 80% (for the PowerShares Fund, 90%) of its total assets in securities included in the Underlying Index, the Rydex Fund may hold up to 20% (for the PowerShares Fund, 10%) of its assets in securities not included in the Underlying Index, futures contracts, options on futures contracts, options, and swaps related to the Underlying Index, as well as cash and cash equivalents, and shares of investment

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funds, including money market funds. On a day-to-day basis, the Fund may also hold repurchase agreements, U.S. Government securities or cash equivalents to collateralize its derivatives positions. In an effort to make sure the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets.

To the extent the Underlying Index is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry. As of February 28, 2017, the Fund anticipates that it may have significant exposure to the Real Estate Sector, as that sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC. Also as of February 28, 2017, the Underlying Index components and thus the Fund’s assets, are concentrated in the Equity Real Estate Investment Trusts (REITs) Industry, a separate industry comprising the Real Estate Sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its net assets in a particular issuer in comparison to a diversified fund.

Guggenheim S&P 500® Equal Weight Technology ETF/ PowerShares S&P 500® Equal Weight Technology Portfolio

The Fund invests primarily in equity securities to meet its investment objective of replicating the Underlying Index as closely as possible, before fees and expenses. The Underlying Index is an unmanaged equal weighted version of the S&P 500® Information Technology Index that consists of common stocks of companies that comprise the Information Technology Sector of the S&P 500® Index, including companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments and semiconductors. As of December 31, 2016, the Underlying Index included companies with a capitalization range of $3.3 billion to $608.7 billion. In general, the equal weighting provided by the Underlying Index provides equal representation for all securities at the Underlying Index’s rebalance interval(s), thereby providing broader exposure to the majority of securities in the Underlying Index than typically may be found in the Underlying Index’s market capitalization weighted counterpart.

The Fund uses a passive management strategy, known as “replication,” to track the performance of the Underlying Index. “Replication” refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index. Under normal circumstances, the Rydex Fund will invest at least 90% of its net assets, plus any borrowings for investment purposes, (for the PowerShares Fund, 90% of its total assets) in the equity securities (for the PowerShares Fund, component securities) included in the Underlying Index. The Advisor expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation. The Advisor monitors the Fund’s tracking of the Underlying Index and seeks to maintain an appropriate correlation. The Advisor rebalances the Fund’s portfolio at the same rebalance interval(s) utilized by the Underlying Index.

As long as the Fund invests at least 90% of its total assets in securities included in the Underlying Index, the Fund may hold up to 10% of its assets in securities not included in the Underlying Index, futures contracts, options on futures contracts, options, and swaps related to the Underlying Index, as well as cash and cash equivalents, and shares of investment funds, including money market funds. On a day-to-day basis, the Fund may also hold repurchase agreements, U.S. Government securities or cash equivalents to collateralize its derivatives positions. In an effort to make sure the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets.

To the extent the Underlying Index is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry. As of February 28, 2017, the Fund anticipates that it may have significant exposure to the Information Technology Sector, as that sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC. Also as of February 28, 2017, of the date of this Proxy Statement/Prospectus,] the Underlying Index components and thus the Fund’s assets, are concentrated in the Semiconductors & Semiconductor Equipment Industry Group, Software & Services Industry Group and the Technology, Hardware and Equipment Industry Group, separate industry groups comprising the Information Technology Sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its net assets in a particular issuer in comparison to a diversified fund.

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Guggenheim S&P 500® Equal Weight Utilities ETF/ PowerShares S&P 500® Equal Weight Utilities Portfolio

The Fund invests primarily in equity securities to meet its investment objective of replicating the Underlying Index as closely as possible, before fees and expenses. The Underlying Index is an unmanaged equal weighted version of the S&P 500® Utilities Index that consists of common stocks of companies that comprise the Utilities Sector and Telecommunication Services Sector of the S&P 500® Index. The Utilities Sector includes utility companies, such as electric, gas and water utilities. It also includes independent power producers and energy traders and companies that engage in generation and distribution of electricity using renewable sources. The Telecommunication Services Sector includes companies that provide communications services primarily through a fixed-line, cellular or wireless, high bandwidth and/or fiber optic cable network. As of December 31, 2016, the Underlying Index included companies with a capitalization range of $3.9 billion to $261.1 billion. In general, the equal weighting provided by the Underlying Index provides equal representation for all securities at the Underlying Index’s rebalance interval(s), thereby providing broader exposure to the majority of securities in the Underlying Index than typically may be found in the Underlying Index’s market capitalization weighted counterpart.

The Fund uses a passive management strategy, known as “replication,” to track the performance of the Underlying Index. “Replication” refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index. Under normal circumstances, the Rydex Fund will invest at least 90% of its net assets, plus any borrowings for investment purposes, (for the PowerShares Fund, 90% of its total assets) in the equity securities (for the PowerShares Fund, component securities) included in the Underlying Index. The Advisor expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation. The Advisor monitors the Fund’s tracking of the Underlying Index and seeks to maintain an appropriate correlation. The Advisor rebalances the Fund’s portfolio at the same rebalance interval(s) utilized by the Underlying Index.

As long as the Fund invests at least 90% of its total assets in securities included in the Underlying Index, the Fund may hold up to 10% of its assets in securities not included in the Underlying Index, futures contracts, options on futures contracts, options, and swaps related to the Underlying Index, as well as cash and cash equivalents, and shares of investment funds, including money market funds. On a day-to-day basis, the Fund may also hold repurchase agreements, U.S. Government securities or cash equivalents to collateralize its derivatives positions. In an effort to make sure the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets.

To the extent the Underlying Index is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry. As of February 28, 2017, the Fund anticipates that it may have significant exposure to the Utilities Sector and Telecommunication Services Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC. Also as of February 28, 2017, the Underlying Index components and thus the Fund’s assets, are concentrated in the Electric Utilities Industry and the Multi-Utilities Industry, separate industries comprising the Utilities Sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its net assets in a particular issuer in comparison to a diversified fund.

Guggenheim S&P MidCap 400® Equal Weight ETF/ PowerShares S&P MidCap 400® Equal Weight Portfolio

The Funds have the same investment strategies, except that the Rydex Fund is required to invest at least 80% of its total assets in component securities of the Underlying Index, whereas the PowerShares Fund is required to invest at least 90% of its total assets in component securities of the Underlying Index.

The Fund invests primarily in equity securities to meet its investment objective of replicating the Underlying Index as closely as possible, before fees and expenses. The Underlying Index is an unmanaged equal weighted version of the S&P MidCap 400® Index, which measures the performance of the mid-cap segment of the U.S. equity universe. The S&P MidCap 400® Index consists of U.S. common equities listed on the New York Stock Exchanges

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(including NYSE Arca and NYSE American) and NASDAQ, and also may include equity interests in real estate investment trusts and business development companies. As of December 31, 2016, the Underlying Index included medium-capitalization companies with capitalizations ranging from $1.2 billion to $10.5 billion. In general, the equal weighting provided by the Underlying Index provides equal representation for all securities at the Underlying Index’s rebalance interval(s), thereby providing broader exposure to the majority of securities in the Underlying Index than typically may be found in the Underlying Index’s market capitalization weighted counterpart.

The Fund uses a passive management strategy, known as “replication,” to track the performance of the Underlying Index. “Replication” refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index. Under normal circumstances, the Rydex Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, (for the PowerShares Fund, 90% of its total assets) in the equity securities (for the PowerShares Fund, component securities) included in the Underlying Index. The Advisor expects that, over time, the correlation between the Fund’s performance, before fees and expenses, and that of the Underlying Index will be 95% or better. A figure of 100% would indicate perfect correlation. The Advisor monitors the Fund’s tracking of the Underlying Index and seeks to maintain an appropriate correlation. The Advisor rebalances the Fund’s portfolio at the same rebalance interval(s) utilized by the Underlying Index.

As long as the Rydex Fund invests at least 80% (for the PowerShares Fund, 90%) of its total assets in securities included in the Underlying Index, the Rydex Fund may hold up to 20% (for the PowerShares Fund, 10%) of its assets in securities not included in the Underlying Index, futures contracts, options on futures contracts, options, and swaps related to the Underlying Index, as well as cash and cash equivalents, and shares of investment funds, including money market funds. On a day-to-day basis, the Fund may also hold repurchase agreements, U.S. Government securities or cash equivalents to collateralize its derivatives positions. In an effort to make sure the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets.

To the extent the Underlying Index is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry. As of February 28, 2017, the Fund anticipates that it may have significant exposure to the Consumer Discretionary Sector, Financials Sector, Industrials Sector, and Information Technology Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

Guggenheim S&P SmallCap 600® Equal Weight ETF/ PowerShares S&P SmallCap 600® Equal Weight Portfolio

The Funds have the same investment strategies, except that the Rydex Fund is required to invest at least 80% of its total assets in component securities of the Underlying Index, whereas the PowerShares Fund is required to invest at least 90% of its total assets in component securities of the Underlying Index.

The Fund invests primarily in equity securities to meet its investment objective of replicating the Underlying Index as closely as possible, before fees and expenses. The S&P SmallCap 600® Equal Weight Index is an unmanaged equal weighted version of the S&P SmallCap 600® Index, which measures the performance of the small-cap segment of the market. The Underlying Index consists of U.S. common equities listed on the New York Stock Exchanges (including NYSE Arca and NYSE American and NASDAQ, and also may include equity interests in real estate investment trusts and business development companies. As of December 31, 2016, the Underlying Index included small-capitalization companies with capitalizations ranging from $51 million to $4.3 billion. In general, the equal weighting provided by the Underlying Index provides equal representation for all securities at the Underlying Index’s rebalance interval(s), thereby providing broader exposure to the majority of securities in the Underlying Index than typically may be found in the Underlying Index’s market capitalization weighted counterpart.

The Fund uses a passive management strategy, known as “replication,” to track the performance of the Underlying Index. “Replication” refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index. Under normal circumstances, the Rydex Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, (for the PowerShares Fund, 90% of its total assets) in the equity securities (for the PowerShares Fund, component securities) included in the

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Underlying Index. The Advisor expects that, over time, the correlation between the Fund’s performance, before fees and expenses, and that of the Underlying Index will be 95% or better. A figure of 100% would indicate perfect correlation. The Advisor monitors the Fund’s tracking of the Underlying Index and seeks to maintain an appropriate correlation. The Advisor rebalances the Fund’s portfolio at the same rebalance interval(s) utilized by the Underlying Index.

As long as the Rydex Fund invests at least 80% (for the PowerShares Fund, 90%) of its total assets in securities included in the Underlying Index, the Rydex Fund may hold up to 20% (for the PowerShares Fund, 10%) of its assets in securities not included in the Underlying Index, futures contracts, options on futures contracts, options, and swaps related to the Underlying Index, as well as cash and cash equivalents, and shares of investment funds, including money market funds. On a day-to-day basis, the Fund may also hold repurchase agreements, U.S. Government securities or cash equivalents to collateralize its derivatives positions. In an effort to make sure the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets.

To the extent the Underlying Index is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry. As of February 28, 2017, the Fund anticipates that it may have significant exposure to the Consumer Discretionary Sector, Financials Sector, Health Care Sector, Industrials Sector, and Information Technology Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

Guggenheim MSCI Emerging Markets Equal Country Weight ETF/ PowerShares MSCI Emerging Markets Equal Country Weight Portfolio

The Funds have the same investment strategies, except that the Rydex Fund is required to invest at least 80% of its total assets in component securities of the Underlying Index, whereas the PowerShares Fund is required to invest at least 90% of its total assets in component securities of the Underlying Index.

The Fund invests primarily in equity securities to meet its investment objective of corresponding to the Underlying Index as closely as possible, before fees and expenses. The Underlying Index is based on the universe of constituents of the MSCI Emerging Markets Index. The Underlying Index provides equal weighted exposure to all of the countries included in the MSCI Emerging Markets Index while providing capitalization weighted exposure to the securities within each country. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of certain markets deemed to be emerging markets. As of December 31, 2016, the MSCI Emerging Markets Index consisted of the following 23 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates, with capitalizations ranging from $847 million to $231.6 billion. Both Indices are denominated in U.S. dollars. In general, the equal-weighting employed by the Underlying Index provides equal representation of the countries included in the Underlying Index at the Underlying Index’s rebalance interval(s), thereby providing broader exposure to those countries than typically may be found in the Underlying Index’s market capitalization weighted counterparts, while the capitalization weighting of the securities within each country provides for greater diversification.

The Fund uses a passive management strategy, known as “representative sampling,” to track the performance of the Underlying Index. “Representative sampling” refers to an indexing strategy that generally involves investing in a representative sample of securities, including shares of other investment companies and common stock, or financial instruments, primarily consisting of American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”), that has an investment profile similar to the Underlying Index and some, but not all, of the component securities of the Underlying Index. Under normal circumstances, the Rydex Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, (for the PowerShares Fund, 90% of its total assets) in the equity securities (for the PowerShares Fund, component securities) included in the Underlying Index. The Advisor expects that, over time, the correlation between the Fund’s performance, before fees and expenses, and that of the Underlying Index will be 95% or better. A figure of 100% would indicate perfect correlation. The Advisor monitors the Fund’s tracking of the Underlying Index and seeks to maintain an appropriate correlation. The Advisor rebalances the Fund’s portfolio at the same rebalance interval(s) utilized by the Underlying Index.

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As long as the Rydex Fund invests at least 80% (for the PowerShares Fund, 90%) of its total assets in securities included in the Underlying Index, the Rydex Fund may hold up to 20% (for the PowerShares Fund, 10%) of its assets in securities not included in or representative of the Underlying Index, futures contracts, options on futures contracts, options, and swaps related to the Underlying Index, as well as cash and cash equivalents. On a day-to-day basis, the Fund may also hold repurchase agreements, U.S. Government securities or cash equivalents to collateralize its derivatives positions. In an effort to make sure the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets.

The Fund may also seek to obtain exposure to the securities in which it primarily invests through a variety of investment vehicles, including closed-end funds, exchange-traded funds (“ETFs”) and mutual or other investment funds.

To the extent the Underlying Index is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry. As of February 28, 2017, the Fund anticipates that it may have significant exposure to the Financials Sector, as that sector is defined by the Global Industry Classification Standard, a classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC. Also as of February 28, 2017, the Underlying Index components and thus the Fund’s assets, are concentrated in the Banks Industry, a separate industry comprising the Financials Sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

Guggenheim S&P 500® Top 50 ETF / PowerShares S&P 500® Top 50 Portfolio

The Fund invests primarily in equity securities to meet its investment objective of replicating the Underlying Index as closely as possible, before fees and expenses. The Underlying Index includes 50 of the largest capitalization members of the S&P 500® Index. The Underlying Index’s components are weighted by float-adjusted market capitalization. As of December 31, 2016, the Underlying Index included companies with capitalizations ranging from $80.5 billion to $608.7 billion.

The Fund uses a passive management strategy, known as “replication,” to track the performance of the Underlying Index. “Replication” refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index. Under normal circumstances, the Rydex Fund will invest at least 90% of its net assets, plus any borrowings for investment purposes, (for the PowerShares Fund, 90% of its total assets) in the equity securities (for the PowerShares Fund, component securities) included in the Underlying Index. The Advisor expects that, over time, the correlation between the Fund’s performance, before fees and expenses, and that of the Underlying Index will be 95% or better. A figure of 100% would indicate perfect correlation. The Advisor monitors the correlation of the Fund’s performance with that of the Underlying Index and seeks to maintain an appropriate correlation.

As long as the Fund invests at least 90% of its total assets in securities included in the Underlying Index, the Fund may hold up to 10% of its assets in securities not included in the Underlying Index, futures contracts, options on futures contracts, options, and swaps related to the Underlying Index, as well as cash and cash equivalents, and shares of investment funds, including money market funds. On a day-to-day basis, the Fund may also hold repurchase agreements, U.S. Government securities or cash equivalents to collateralize its derivatives positions. In an effort to make sure the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets.

To the extent the Underlying Index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. As of February 28, 2017, the Fund anticipates that it may have significant exposure to the Consumer Staples Sector, Financials Sector, Health Care Sector, and Information Technology Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC. The Fund is non-diversified and, therefore, may invest a greater percentage of its net assets in a particular issuer in comparison to a diversified fund.

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Guggenheim S&P 500® Pure Growth ETF / PowerShares S&P 500® Pure Growth Portfolio

The Fund invests primarily in equity securities to meet its investment objective of replicating the Underlying Index as closely as possible, before fees and expenses. The Underlying Index is narrow in focus, containing only those S&P 500® companies with strong growth characteristics as selected by Standard & Poor’s®. As of December 31, 2016, the Underlying Index included 114 of the constituents that comprise the S&P 500®. As of December 31, 2016, the Underlying Index included companies with capitalizations ranging from $3.3 billion to $547.8 billion.

The Fund uses a passive management strategy, known as “replication,” to track the performance of the Underlying Index. “Replication” refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index. Under normal circumstances, the Rydex Fund will invest at least 90% of its net assets, plus any borrowings for investment purposes, (for the PowerShares Fund, 90% of its total assets) in the equity securities (for the PowerShares Fund, component securities) included in the Underlying Index. The Advisor expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation. The Advisor monitors the correlation of the Fund’s performance with that of the Underlying Index and seeks to maintain an appropriate correlation.

As long as the Fund invests at least 90% of its total assets in securities included in the Underlying Index, the Fund may hold up to 10% of its assets in securities not included in the Underlying Index, futures contracts, options on futures contracts, options, and swaps related to the Underlying Index, as well as cash and cash equivalents, and shares of investment funds, including money market funds. On a day-to-day basis, the Fund may also hold repurchase agreements, U.S. Government securities or cash equivalents to collateralize its derivatives positions. In an effort to make sure the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets.

To the extent the Underlying Index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. As of February 28, 2017, the Fund anticipates that it may have significant exposure to the Consumer Discretionary Sector, Financials Sector, Health Care Sector, Industrials Sector, and Information Technology Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC. The Fund is nondiversified and, therefore, may invest a greater percentage of its net assets in a particular issuer in comparison to a diversified fund.

Guggenheim S&P 500® Pure Value ETF / PowerShares S&P 500® Pure Value Portfolio

The Fund invests primarily in equity securities to meet its investment objective of replicating the Underlying Index as closely as possible, before fees and expenses. The Underlying Index is narrow in focus, containing only those S&P 500® companies with strong value characteristics as selected by Standard & Poor’s®. As of December 31, 2016, the Underlying Index included 116 of the constituents that comprise the S&P 500®. As of December 31, 2016, the Underlying Index included companies with capitalizations ranging from $3.3 billion to $401.9 billion.

The Fund uses a passive management strategy, known as “replication,” to track the performance of the Underlying Index. “Replication” refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index. Under normal circumstances, the Rydex Fund will invest at least 90% of its net assets, plus any borrowings for investment purposes, (for the PowerShares Fund, 90% of its total assets) in the equity securities (for the PowerShares Fund, component securities) included in the Underlying Index. The Advisor expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation. The Advisor monitors the correlation of the Fund’s performance with that of the Underlying Index and seeks to maintain an appropriate correlation.

As long as the Fund invests at least 90% of its total assets in securities included in the Underlying Index, the Fund may hold up to 10% of its assets in securities not included in the Underlying Index, futures contracts, options on futures contracts, options, and swaps related to the Underlying Index, as well as cash and cash equivalents, and shares of investment funds, including money market funds. On a day-to-day basis, the Fund may also hold

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repurchase agreements, U.S. Government securities or cash equivalents to collateralize its derivatives positions. In an effort to make sure the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets.

To the extent the Underlying Index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. As of February 28, 2017, the Fund anticipates that it may have significant exposure to the Consumer Discretionary Sector, Financials Sector, and Health Care Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

Guggenheim S&P MidCap 400® Pure Growth ETF / PowerShares S&P MidCap 400® Pure Growth Portfolio

The Fund invests primarily in equity securities to meet its investment objective of replicating the Underlying Index as closely as possible, before fees and expenses. The Underlying Index is narrow in focus, containing only those S&P MidCap 400® companies with strong growth characteristics as selected by Standard & Poor’s®. As of December 31, 2016, the Underlying Index included 92 of the constituents that comprise the S&P MidCap 400®. As of December 31, 2016, the Underlying Index included companies with a capitalization range of $1.9 billion to $10.5 billion.

The Fund uses a passive management strategy, known as “replication,” to track the performance of the Underlying Index. “Replication” refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index. Under normal circumstances, the Rydex Fund will invest at least 90% of its net assets, plus any borrowings for investment purposes, (for the PowerShares Fund, 90% of its total assets) in the equity securities (for the PowerShares Fund, component securities) included in the Underlying Index. The Advisor expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation. The Advisor monitors the correlation of the Fund’s performance with that of the Underlying Index and seeks to maintain an appropriate correlation.

As long as the Fund invests at least 90% of its total assets in securities included in the Underlying Index, the Fund may hold up to 10% of its assets in securities not included in the Underlying Index, futures contracts, options on futures contracts, options, and swaps related to the Underlying Index, as well as cash and cash equivalents, and shares of investment funds, including money market funds. On a day-to-day basis, the Fund may also hold repurchase agreements, U.S. Government securities or cash equivalents to collateralize its derivatives positions. In an effort to make sure the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets.

To the extent the Underlying Index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. As of February 28, 2017, the Fund anticipates that it may have significant exposure to the Consumer Discretionary Sector, Financials Sector, Health Care Sector, Industrials Sector, and Information Technology Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC. The Fund is nondiversified and, therefore, may invest a greater percentage of its net assets in a particular issuer in comparison to a diversified fund.

Guggenheim S&P MidCap 400® Pure Value ETF / PowerShares S&P MidCap 400® Pure Value Portfolio

The Fund invests primarily in equity securities to meet its investment objective of replicating the Underlying Index as closely as possible, before fees and expenses. The Underlying Index is narrow in focus, containing only those S&P MidCap 400® companies with strong value characteristics as selected by Standard & Poor’s®. As of December 31, 2016, the Underlying Index included 96 of the constituents that comprise the S&P MidCap 400®. As of December 31, 2016, the Underlying Index included companies with capitalizations ranging from $1.2 billion to $9.4 billion.

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The Fund uses a passive management strategy, known as “replication,” to track the performance of the Underlying Index. “Replication” refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index. Under normal circumstances, the Rydex Fund will invest at least 90% of its net assets, plus any borrowings for investment purposes, (for the PowerShares Fund, 90% of its total assets) in the equity securities (for the PowerShares Fund, component securities) included in the Underlying Index. The Advisor expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation. The Advisor monitors the correlation of the Fund’s performance with that of the Underlying Index and seeks to maintain an appropriate correlation.

As long as the Fund invests at least 90% of its total assets in securities included in the Underlying Index, the Fund may hold up to 10% of its assets in securities not included in the Underlying Index, futures contracts, options on futures contracts, options, and swaps related to the Underlying Index, as well as cash and cash equivalents, and shares of investment funds, including money market funds. On a day-to-day basis, the Fund may also hold repurchase agreements, U.S. Government securities or cash equivalents to collateralize its derivatives positions. In an effort to make sure the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets.

To the extent the Underlying Index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. As of February 28, 2017, the Fund anticipates that it may have significant exposure to the Consumer Discretionary Sector, Financials Sector, Industrials Sector, and Information Technology Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC. The Fund is non-diversified and, therefore, may invest a greater percentage of its net assets in a particular issuer in comparison to a diversified fund.

Guggenheim S&P SmallCap 600® Pure Growth ETF / PowerShares S&P SmallCap 600® Pure Growth Portfolio

The Fund invests primarily in equity securities to meet its investment objective of replicating the Underlying Index as closely as possible, before fees and expenses. The Underlying Index is narrow in focus, containing only those S&P SmallCap 600® companies with strong growth characteristics as selected by Standard & Poor’s®. As of December 31, 2016, the Underlying Index included 151 of the constituents that comprise the S&P SmallCap 600®. As of December 31, 2016, the Underlying Index included companies with a capitalization range of $275 million to $4.3 billion.

The Fund uses a passive management strategy, known as “replication,” to track the performance of the Underlying Index. “Replication” refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index. Under normal circumstances, the Rydex Fund will invest at least 90% of its net assets, plus any borrowings for investment purposes, (for the PowerShares Fund, 90% of its total assets) in the equity securities (for the PowerShares Fund, component securities) included in the Underlying Index. The Advisor expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation. The Advisor monitors the correlation of the Fund’s performance with that of the Underlying Index and seeks to maintain an appropriate correlation.

As long as the Fund invests at least 90% of its total assets in securities included in the Underlying Index, the Fund may hold up to 10% of its assets in securities not included in the Underlying Index, futures contracts, options on futures contracts, options, and swaps related to the Underlying Index, as well as cash and cash equivalents, and shares of investment funds, including money market funds. On a day-to-day basis, the Fund may also hold repurchase agreements, U.S. Government securities or cash equivalents to collateralize its derivatives positions. In an effort to make sure the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets.

To the extent the Underlying Index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. As of February 28, 2017, the Fund anticipates that it may have significant exposure to the Consumer Discretionary Sector, Financials Sector, Health Care Sector, Industrials Sector, and Information

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Technology Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC. The Fund is nondiversified and, therefore, may invest a greater percentage of its net assets in a particular issuer in comparison to a diversified fund.

Guggenheim S&P SmallCap 600® Pure Value ETF / PowerShares S&P SmallCap 600® Pure Value Portfolio

The Fund invests primarily in equity securities to meet its investment objective of replicating the Underlying Index as closely as possible, before fees and expenses. The Underlying Index is narrow in focus, containing only those S&P SmallCap 600® companies with strong value characteristics as selected by Standard & Poor’s®. As of December 31, 2016, the Underlying Index included 158 of the constituents that comprise the S&P SmallCap 600®. As of December 31, 2016, the Underlying Index included companies with a capitalization range of $51 million to $3 billion.

The Fund uses a passive management strategy, known as “replication,” to track the performance of the Underlying Index. “Replication” refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index. Under normal circumstances, the Rydex Fund will invest at least 90% of its net assets, plus any borrowings for investment purposes, (for the PowerShares Fund, 90% of its total assets) in the equity securities (for the PowerShares Fund, component securities) included in the Underlying Index. The Advisor expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation. The Advisor monitors the correlation of the Fund’s performance with that of the Underlying Index and seeks to maintain an appropriate correlation.

As long as the Fund invests at least 90% of its total assets in securities included in the Underlying Index, the Fund may hold up to 10% of its assets in securities not included in the Underlying Index, futures contracts, options on futures contracts, options, and swaps related to the Underlying Index, as well as cash and cash equivalents, and shares of investment funds, including money market funds. On a day-to-day basis, the Fund may also hold repurchase agreements, U.S. Government securities or cash equivalents to collateralize its derivatives positions. In an effort to make sure the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets.

To the extent the Underlying Index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. As of February 28, 2017, the Fund anticipates that it may have significant exposure to the Consumer Discretionary Sector, Financials Sector, Industrials Sector, and Information Technology Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC. The Fund is non-diversified and, therefore, may invest a greater percentage of its net assets in a particular issuer in comparison to a diversified fund.

Guggenheim Multi-Factor Large Cap ETF / PowerShares Multi-Factor Large Cap Portfolio

The Fund invests primarily in equity securities to meet its investment objective of replicating the Underlying Index as closely as possible, before fees and expenses. The Underlying Index, which was developed for the Rydex Fund by Guggenheim Index ServicesSM (for the PowerShares Fund, will be used by Invesco Indexing), an affiliate of the Adviser, is composed of approximately 50 equity securities selected from the universe of equity securities that comprise the S&P 500® Index. The Underlying Index component securities are selected using a Multi-Factor Composite Score, a rules-based methodology, to seek to identify those securities that will enhance returns, reduce risk and improve diversification. The Multi-Factor Composite Score seeks to identify component securities with attractive exposures to several factors or investment characteristics. Generally, these factors include both fundamental factors (i.e., value, growth and quality) and non-fundamental factors (i.e., momentum, short interest, volatility and liquidity). The Multi-Factor Composite Score uses multiple diversifying factors to seek to provide more consistent performance as compared to individual factor strategies that inherently experience cycles of underperformance when a particular factor is out of favor. The selected securities will be rebalanced quarterly to have the same target weighting as every other security in the Underlying Index. The equal weighting provides broader exposure to the majority of securities in the Underlying Index than typically may be found in a market

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capitalization weighted index. The Underlying Index also seeks to have a similar sector exposure as the S&P 500® Index. As of May 31, 2017, the Underlying Index included companies with a capitalization range of $3.2 billion to $238 billion.

The Fund uses a passive management strategy, known as “replication,” to track the performance of the Underlying Index. “Replication” refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index. Under normal circumstances, the Rydex Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, (for the PowerShares Fund, 80% of its total assets) in the equity securities (for the PowerShares Fund, component securities) included in the Underlying Index. The Advisor expects that, over time, the correlation between the Fund’s performance, before fees and expenses, and that of the Underlying Index will be 95% or better. A figure of 100% would indicate perfect correlation. The Advisor monitors the Fund’s tracking of the Underlying Index and seeks to maintain an appropriate correlation. The Advisor rebalances the Fund’s portfolio at the same rebalance interval utilized by the Underlying Index.

As long as the Fund invests at least 80% of its assets, exclusive of securities lending collateral, in securities included in the Underlying Index, the Fund may invest up to 20% of its assets in certain index futures, options, options on index futures, swap contracts or other derivatives related to the Underlying Index and its component securities, as well as in securities and other instruments not included in the Underlying Index, cash and cash equivalents, and shares of other investment companies, including money market funds, that the Advisor believes will help the Fund to achieve its investment objective. On a day-to-day basis, the Fund may also hold repurchase agreements, U.S. Government securities or cash equivalents to collateralize its derivatives positions. In an effort to make sure the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets.

To the extent the Underlying Index has significant exposure to a particular sector or is concentrated in a particular industry, the Fund will necessarily have significant exposure to that sector or be concentrated in that industry. As of June 20, 2017, the Fund anticipates that it may have significant exposure to the Consumer Discretionary Sector, Financials Sector, Health Care Sector, Industrials Sector, and Information Technology Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC. The Fund is non-diversified and, therefore, may invest a greater percentage of its net assets in a particular issuer in comparison to a diversified fund.

Comparison of Principal Investment Risks

Like all investments, an investment in each Fund involves risk. As previously noted, each Rydex Fund has the same investment objective and substantially similar principal investment strategies as its corresponding PowerShares Fund. Likewise, the principal risks associated with an investment in each Rydex Fund are identical, to the principal risks associated with an investment in its corresponding PowerShares Fund.

A variety of factors can affect the investment performance of a Fund and prevent it from achieving its investment objective. Therefore, the fact that a particular risk is not identified for a Fund does not mean that such Fund, as part of its overall investment strategy, does not invest or is precluded from investing in securities that give rise to that risk. Also, as with any investment company, the value of a Fund’s shares will change, and you could lose money on your investment.

The principal risks applicable to an investment in each Rydex Fund and its corresponding PowerShares Fund are listed in the table below. For a description of each principal investment risk listed in the table below, please see Appendix B – “Descriptions of Principal Investment Risks.”

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Funds	Principal Risks
All Rydex Funds and all PowerShares Funds

•    Authorized Participant Concentration Risk

•    Correlation and Tracking Error Risk

•    Equity Risk

•    ETF Trading Risks

•    Liquidity and Valuation Risk

•    Market Risk

•    Non-Diversification Risk

•    Passive Investment Risk

Guggenheim S&P 100® Equal Weight ETF/ PowerShares S&P 100® Equal Weight Portfolio

•    Large-Capitalization Securities Risk

•    Sector Risk:

•       Consumer Discretionary Sector Risk

•       Consumer Staples Sector Risk

•       Financials Sector Risk

•       Health Care Sector Risk

•       Industrials Sector Risk

•       Information Technology Sector Risk

Guggenheim S&P 500® Equal Weight ETF/PowerShares S&P 500® Equal Weight Portfolio

•    Large-Capitalization Securities Risk

•    Sector Risk:

•       Consumer Discretionary Sector Risk

•       Financials Sector Risk

•       Health Care Sector Risk

•       Industrials Sector Risk

•       Information Technology Sector Risk

Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF/PowerShares S&P 500® Equal Weight Consumer Discretionary Portfolio	• Industry Concentration Risk: • Consumer Durables and Apparel Industry Group • Retailing Industry Group • Sector Risk: • Consumer Discretionary Sector Risk
Guggenheim S&P 500® Equal Weight Consumer Staples ETF/PowerShares S&P 500® Equal Weight Consumer Staples Portfolio	• Industry Concentration Risk: • Food, Beverage and Tobacco Industry Group • Sector Risk • Consumer Staples Risk
Guggenheim S&P 500® Equal Weight Energy ETF/PowerShares S&P 500® Equal Weight Energy Portfolio	• Industry Concentration Risk: • Oil, Gas & Consumable Fuels Industry • Sector Risk: • Energy Sector Risk
Guggenheim S&P 500® Equal Weight Financials ETF/PowerShares S&P 500® Equal Weight Financials Portfolio

•    Industry Concentration Risk:

•       Banks Industry Group

•       Diversified Financials Industry Group

•       Insurance Industry Group

•    Real Estate Investment Trust (REIT) Risk

•    Sector Risk:

•       Financials Sector Risk

Guggenheim S&P 500® Equal Weight Health Care ETF/PowerShares S&P 500® Equal Weight Health Care Portfolio	• Industry Concentration Risk: • Health Care Equipment & Supplies Industry • Pharmaceuticals Industry • Sector Risk: • Health Care Sector Risk
Guggenheim S&P 500® Equal Weight Industrials ETF/PowerShares S&P 500® Equal Weight Industrials Portfolio	• Industry Concentration Risk: • Capital Goods Industry Group • Transportation Industry Group • Sector Risk: • Industrials Sector Risk

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Funds	Principal Risks
Guggenheim S&P 500® Equal Weight Materials ETF/PowerShares S&P 500® Equal Weight Materials Portfolio	• Industry Concentration Risk: • Chemicals Industry • Sector Risk: • Materials Sector Risk
Guggenheim S&P 500® Equal Weight Real Estate ETF/PowerShares S&P 500® Equal Weight Real Estate Portfolio	• Industry Concentration Risk: • Equity Real Estate Investment Trusts (REITs) Industry • Real Estate Investment Trust (REIT) Risk • Sector Risk: • Real Estate Sector Risk
Guggenheim S&P 500® Equal Weight Technology ETF/PowerShares S&P 500® Equal Weight Technology Portfolio

•    Industry Concentration Risk:

•       Semiconductors and Semiconductor Equipment Industry Group

•       Software & Services Industry Group

•       Technology, Hardware and Equipment Industry Group

•    Sector Risk:

•       Information Technology Sector Risk

Guggenheim S&P 500® Equal Weight Utilities ETF/PowerShares S&P 500® Equal Weight Utilities Portfolio	• Industry Concentration Risk: • Electric Utilities Industry • Multi-Utilities Industry • Sector Risk: • Telecommunication Services Sector Risk • Utilities Sector Risk
Guggenheim S&P MidCap 400® Equal Weight ETF/PowerShares S&P MidCap 400® Equal Weight Portfolio	• Mid-Capitalization Securities Risk • Sector Risk: • Consumer Discretionary Sector Risk • Financials Sector Risk • Industrials Sector Risk • Information Technology Sector Risk
Guggenheim S&P SmallCap 600® Equal Weight ETF/PowerShares S&P Small Cap 600® Equal Weight Portfolio

•    Mid-Capitalization Securities Risk

•    Sector Risk:

•       Consumer Discretionary Sector Risk

•       Financials Sector Risk

•       Health Care Sector Risk

•       Industrials Sector Risk

•       Information Technology Sector Risk

•    Small-Capitalization Securities Risk

Guggenheim MSCI Emerging Markets Equal Country Weight ETF/PowerShares MSCI Emerging Markets Equal Country Weight Portfolio

•    Currency Risk

•    Depositary Receipt Risk

•    Emerging Markets Risk

•    Foreign Issuer Exposure Risk

•    Geographic Concentration Risk:

•       Asia

•       Eastern Europe

•       Latin America

•    Industry Concentration Risk:

•       Banks Industry

•    Investment in Investment Vehicles Risk

•    Large-Capitalization Securities Risk

•    Mid-Capitalization Securities Risk

•    Real Estate Investment Trust (REIT) Risk

•    Sector Risk:

•       Financials Sector Risk

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Funds	Principal Risks
Guggenheim S&P 500® Top 50 ETF/PowerShares S&P 500® Top 50 Portfolio	• Large-Capitalization Securities Risk • Sector Risk: • Consumer Staples Sector Risk • Financials Sector Risk • Health Care Sector Risk • Information Technology Sector Risk
Guggenheim S&P 500® Pure Growth ETF/PowerShares S&P 500® Pure Growth Portfolio

•    Growth Stocks Risk

•    Large-Capitalization Securities Risk

•    Sector Risk:

•       Consumer Discretionary Sector Risk

•       Financials Sector Risk

•       Health Care Sector Risk

•       Industrials Sector Risk

•       Information Technology Sector Risk

Guggenheim S&P 500® Pure Value ETF/PowerShares S&P 500® Pure Value Portfolio	• Large-Capitalization Securities Risk • Sector Risk: • Consumer Discretionary Sector Risk • Financials Sector Risk • Health Care Sector Risk • Value Stocks Risk
Guggenheim S&P MidCap 400® Pure Growth ETF/PowerShares S&P MidCap 400® Pure Growth Portfolio

•    Growth Stocks Risk

•    Mid-Capitalization Securities Risk

•    Sector Risk:

•       Consumer Discretionary Sector Risk

•       Financials Sector Risk

•       Health Care Sector Risk

•       Industrials Sector Risk

•       Information Technology Sector Risk

Guggenheim S&P MidCap 400® Pure Value ETF/PowerShares S&P MidCap 400® Pure Value Portfolio	• Mid-Capitalization Securities Risk • Sector Risk: • Consumer Discretionary Sector Risk • Financials Sector Risk • Industrials Sector Risk • Information Technology Sector Risk • Value Stocks Risk
Guggenheim S&P SmallCap 600® Pure Growth ETF/PowerShares S&P SmallCap 600® Pure Growth Portfolio

•    Growth Stocks Risk

•    Sector Risk:

•       Consumer Discretionary Sector Risk

•       Financials Sector Risk

•       Health Care Sector Risk

•       Industrials Sector Risk

•       Information Technology Sector Risk

•    Small-Capitalization Securities Risk

Guggenheim S&P SmallCap 600® Pure Value ETF/PowerShares S&P SmallCap 600® Pure Value Portfolio	• Sector Risk • Consumer Discretionary Sector Risk • Financials Sector Risk • Industrials Sector Risk • Information Technology Sector Risk • Small-Capitalization Securities Risk • Value Stocks Risk

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Funds	Principal Risks
Guggenheim Multi-Factor Large Cap ETF/PowerShares Multi-Factor Large Cap Portfolio

•    Investment Strategy Risk

•    Large-Capitalization Securities Risk

•    Sector Risk:

•       Consumer Discretionary Sector Risk

•       Financials Sector Risk

•       Health Care Sector Risk

•       Industrials Sector Risk

•       Information Technology Sector Risk

•    Underlying Index Risk

Additional Information about Investment Strategies and Risks

The information set forth above describes the principal investment risks that each Fund faces based on its principal investment strategies. For more information about the Rydex Funds’ investment strategies and risks, see “More Information About the Trust and the Funds” in the Rydex Prospectus, which is incorporated by reference herein. For additional information about the PowerShares Funds’ investment strategies and risks, see Appendix D – “Additional Information About the PowerShares Funds.”

Purchase and Redemption of Shares

The purchase and redemption procedures for the Rydex Funds and PowerShares Funds are the same: shares of each Fund may be purchased and redeemed from such Fund only at NAV and only in a large specified number of shares called a “Creation Unit” or multiples thereof by Authorized Participants (as defined below). For each Fund, except the Guggenheim MSCI Emerging Markets Equal Country Weight ETF and its corresponding PowerShares Fund, a Creation Unit consists of 50,000 shares. For the Guggenheim MSCI Emerging Markets Equal Country Weight ETF and its corresponding PowerShares Fund, a Creation Unit consists of 100,000 shares. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund.

Individual shares of each Fund can be bought and sold in secondary market transactions throughout the trading day through a broker-dealer like other publicly traded securities. Shares of each Rydex Fund are listed, and shares of the corresponding PowerShares Funds following the Reorganization will be listed, on NYSE Arca, Inc. under the following ticker symbols (which are not expected to change following the Reorganization):

RYDEX FUNDS	POWERSHARES FUNDS	TICKER SYMBOL
Guggenheim S&P 100® Equal Weight ETF	PowerShares S&P 100® Equal Weight Portfolio	OEW
Guggenheim S&P 500® Equal Weight ETF	PowerShares S&P 500® Equal Weight Portfolio	RSP
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	PowerShares S&P 500® Equal Weight Consumer Discretionary Portfolio	RCD
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	PowerShares S&P 500® Equal Weight Consumer Staples Portfolio	RHS
Guggenheim S&P 500® Equal Weight Energy ETF	PowerShares S&P 500® Equal Weight Energy Portfolio	RYE
Guggenheim S&P 500® Equal Weight Financials ETF	PowerShares S&P 500® Equal Weight Financials Portfolio	RYF
Guggenheim S&P 500® Equal Weight Health Care ETF	PowerShares S&P 500® Equal Weight Health Care Portfolio	RYH
Guggenheim S&P 500® Equal Weight Industrials ETF	PowerShares S&P 500® Equal Weight Industrials Portfolio	RGI
Guggenheim S&P 500® Equal Weight Materials ETF	PowerShares S&P 500® Equal Weight Materials Portfolio	RTM
Guggenheim S&P 500® Equal Weight Real Estate ETF	PowerShares S&P 500® Equal Weight Real Estate Portfolio	EWRE

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Guggenheim S&P 500® Equal Weight Technology ETF	PowerShares S&P 500® Equal Weight Technology Portfolio	RYT
Guggenheim S&P 500® Equal Weight Utilities ETF	PowerShares S&P 500® Equal Weight Utilities Portfolio	RYU
Guggenheim S&P MidCap 400® Equal Weight ETF	PowerShares S&P MidCap 400® Equal Weight Portfolio	EWMC
Guggenheim S&P SmallCap 600® Equal Weight ETF	PowerShares S&P SmallCap 600® Equal Weight Portfolio	EWSC
Guggenheim MSCI Emerging Markets Equal Country Weight ETF	PowerShares MSCI Emerging Markets Equal Country Weight Portfolio	EWEM
Guggenheim S&P 500® Top 50 ETF	PowerShares S&P 500® Top 50 Portfolio	XLG
Guggenheim S&P 500® Pure Growth ETF	PowerShares S&P 500® Pure Growth Portfolio	RPG
Guggenheim S&P 500® Pure Value ETF	PowerShares S&P 500® Pure Value Portfolio	RPV
Guggenheim S&P MidCap 400® Pure Growth ETF	PowerShares S&P MidCap 400® Pure Growth Portfolio	RFG
Guggenheim S&P MidCap 400® Pure Value ETF	PowerShares S&P MidCap 400® Pure Value Portfolio	RFV
Guggenheim S&P SmallCap 600® Pure Growth ETF	PowerShares S&P SmallCap 600® Pure Growth Portfolio	RZG
Guggenheim S&P SmallCap 600® Pure Value ETF	PowerShares S&P SmallCap 600® Pure Value Portfolio	RZV
Guggenheim Multi-Factor Large Cap ETF	PowerShares Multi-Factor Large Cap Portfolio	GMFL

Because shares of each Fund will trade at market prices rather than NAV, such shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount). When buying or selling shares through a broker, the investor will incur customary brokerage commissions and charges, and may pay some or all of the spread between the bid and the offered prices in the secondary market for shares. Unless imposed by the broker, there is no minimum dollar amount that a shareholder must invest in a Fund and no minimum number of shares that a shareholder must buy.

For more information on how the Rydex Funds’ shares may be purchased and redeemed, see “Buying and Selling Fund Shares” in the Rydex Prospectus. For a discussion of how the PowerShares Funds’ shares may be purchased and redeemed, see “How to Buy and Sell Shares” in Appendix D – “Additional Information about the PowerShares Funds.”

As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. To be eligible to place orders to purchase a Creation Unit of a Fund, an entity must be (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation, a clearing agency that is registered with the SEC (the “Clearing Process”); or (ii) a Depository Trust Company (“DTC”) participant. In addition, each Participating Party or DTC Participant (known as an “Authorized Participant” or “AP”) must execute a Participant Agreement that has been agreed to by a Fund’s distributor, and that has been accepted by the transfer agent and the Trust, with respect to purchases and redemptions of Creation Units. These processes are substantially similar for both the Rydex Funds and PowerShares Funds.

Each Fund sells in Creation Units on a continuous basis, without a sales load (but subject to transaction fees), at its NAV per share next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of such Participant Agreement. A “Business Day” with respect to a Fund is, generally, any day on which the NYSE is open for business. Creation Units are issued and redeemed principally in-kind in exchange for the deposit or delivery of a basket of securities included in a Fund’s Underlying Index. However, each Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash.

For more detail on the processes and procedures for APs to purchase and redeem Creation Units (including, as applicable, the imposition of transaction fees, and the ability to place creation and redemption orders through and outside the Clearing Process), see “Purchase and Redemption of Creation Units” in the Rydex SAI, or see “Creation and Redemption of Creation Unit Aggregations” in the SAI to this Proxy Statement/Prospectus.

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Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Funds, as well as for marketing, education or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend a Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Tax Information

Taxation of the shares of each Fund are similar between the Trusts. Distributions by the Funds generally are taxable, typically as either ordinary income or long-term capital gains, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan or the account. A sale of shares may result in short- or long-term capital gain or loss. For more information about the tax implications of investing in a PowerShares Fund, please see the section entitled “Dividends, Other Distributions and Taxes” in Appendix D – “Additional Information about the PowerShares Funds.”

Comparison of Investment Restrictions

Fundamental Investment Restrictions. Fundamental investment restrictions cannot be changed without the consent of the holders of a majority of a Fund’s outstanding shares. The term “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of that Fund are present or represented by proxy, or (ii) more than 50% of that Fund’s outstanding shares, whichever is less.

Each Rydex Fund and its corresponding PowerShares Fund have similar fundamental investment restrictions regarding borrowing money, acting as underwriter, making loans, purchasing or selling real estate or commodities, issuing senior securities, and concentrating in an industry. Those fundamental investment restrictions, including an analysis of the differences between the restrictions for the Rydex Funds and their corresponding PowerShares Funds, are set forth in Appendix E – “Comparison of Fundamental Investment Restrictions.”

Except for the restrictions regarding borrowing, issuing senior securities and making loans through repurchase agreements or lending securities, if a PowerShares Fund adheres to a percentage restriction at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of the portfolio, will not constitute a violation of that restriction. With respect to those restrictions stated above, in the event that a PowerShares Fund’s borrowings, repurchase agreements and loans of portfolio securities at any time exceed 33 1/3% of the value of such Fund’s total assets (including the amount borrowed and the collateral received) less the Fund’s liabilities (other than borrowings or loans) due to subsequent changes in the value of the Fund’s assets or otherwise, within three days (excluding Sundays and holidays), that PowerShares Fund will take corrective action to reduce the amount of its borrowings, repurchase agreements and loans of portfolio securities to an extent that such borrowings, repurchase agreements and loans of portfolio securities will not exceed 33 1/3% of the value of such Fund’s total assets (including the amount borrowed and the collateral received) less the Fund’s liabilities (other than borrowings or loans).

Non-Fundamental Investment Restrictions. In addition to the foregoing fundamental investment restrictions, each Fund also is subject to certain non-fundamental investment restrictions and policies, which may be changed by the Fund’s Board without shareholder approval. The non-fundamental restrictions for the Rydex Funds are included in the Rydex SAI. The non-fundamental restrictions for the PowerShares Funds are set forth below. Each PowerShares Fund may not:

(1) Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

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(2) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

(3) Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

(4) Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

(5) Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund’s net assets would be invested in illiquid securities.

Comparison of Management of the Funds

Boards of Trustees

Overall responsibility for oversight of each Trust rests with its Board. A list of the Trustees and officers of the Rydex Trust, and their present positions and principal occupations, is provided under “Management of the Trust” in the Rydex SAI. A list of the Trustees and officers of the PowerShares Trusts, and their present positions and principal occupations, is provided under “Management” in the SAI to this Proxy Statement/Prospectus.

Investment Manager

Each Rydex Fund is managed by Security Investors, LLC. SI, located at 330 Madison Avenue, New York, New York 10017, is an investment adviser registered under the Investment Advisers Act of 1940 and has provided portfolio management services to each Rydex Fund since its inception. SI is a Kansas limited liability company, doing business since November 27, 1961, and has been registered as an investment adviser with the SEC since 1971. SI does business as Guggenheim Investments and is an indirect, wholly owned subsidiary of Guggenheim Capital LLC, an affiliate of Guggenheim Partners, LLC, a global, diversified financial services firm. SI makes investment decisions for the assets of the Rydex Funds and continuously reviews, supervises, and administers each Rydex Fund’s investment program. The Rydex Board oversees the activities of SI with respect to the Rydex Funds, and approves policies that SI must follow in its day-to-day management activities with respect to the Rydex Funds.

Each PowerShares Fund, upon commencement of operations, will be managed by Invesco PowerShares Capital Management, LLC. IPCM, located at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515, also is an investment adviser registered under the Investment Advisers Act of 1940 and has been in operation since 2003. IPCM is an indirect wholly owned subsidiary of Invesco, which is located at Two Peachtree Pointe, 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Invesco and its subsidiaries are an independent global investment management group. IPCM will remain the investment manager of the combined Funds after the Reorganization. As the PowerShares Funds’ investment adviser, IPCM will have overall responsibility for selecting and continuously monitoring the PowerShares Funds’ investments, managing the PowerShares Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services for the PowerShares Funds.

Investment Advisory Fees. The advisory fees that the Rydex Funds pay, and the PowerShares Funds will pay, are identical, and the terms of the respective investment advisory agreements between each adviser and each Trust are substantially similar.

Pursuant to an investment advisory agreement between the Trust and SI, each Rydex Fund paid SI a fee at an annualized rate for the fiscal year ended October 31, 2016, based on the average daily net assets of the Fund, as set forth below:

Fund	Advisory Fee
Guggenheim S&P 100® Equal Weight ETF	0.40%
Guggenheim S&P 500® Equal Weight ETF	0.40	%*

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Fund	Advisory Fee
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	0.40%
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	0.40%
Guggenheim S&P 500® Equal Weight Energy ETF	0.40%
Guggenheim S&P 500® Equal Weight Financials ETF	0.40%
Guggenheim S&P 500® Equal Weight Health Care ETF	0.40%
Guggenheim S&P 500® Equal Weight Industrials ETF	0.40%
Guggenheim S&P 500® Equal Weight Materials ETF	0.40%
Guggenheim S&P 500® Equal Weight Real Estate ETF	0.40%
Guggenheim S&P 500® Equal Weight Technology ETF	0.40%
Guggenheim S&P 500® Equal Weight Utilities ETF	0.40%
Guggenheim S&P MidCap 400® Equal Weight ETF	0.40%
Guggenheim S&P SmallCap 600® Equal Weight ETF	0.40%
Guggenheim MSCI Emerging Markets Equal Country Weight ETF	0.70%
Guggenheim S&P 500® Top 50 ETF	0.20%
Guggenheim S&P 500® Pure Growth ETF	0.35%
Guggenheim S&P 500® Pure Value ETF	0.35%
Guggenheim S&P MidCap 400® Pure Growth ETF	0.35%
Guggenheim S&P MidCap 400® Pure Value ETF	0.35%
Guggenheim S&P SmallCap 600® Pure Growth ETF	0.35%
Guggenheim S&P SmallCap 600® Pure Value ETF	0.35%
Guggenheim Multi-Factor Large Cap ETF	0.25%

*	Effective, August 24, 2017, the management fee for the Fund was reduced from 0.40% to 0.20%.

Similarly, pursuant to an investment advisory agreement between the IPCM and its applicable PowerShares Trust, each PowerShares Fund will pay an annual fee to IPCM in an amount equal to the advisory fee charged by SI to its corresponding Rydex Fund.

As part of its agreement with its respective Trust, SI and IPCM have contractually agreed to pay for certain costs to operate the respective Funds out of the fee that each adviser receives. The chart below sets forth, pursuant to each investment advisory agreement between an adviser and the respective Trust, those costs that are included in a Fund’s fee (i.e., costs paid by the Fund’s adviser) or that are excluded from such fee (i.e., paid by the Fund). As indicated below, the covered costs are substantially similar between the Funds, except for coverage of Independent Trustees’ fees, as well as minor differences in terms:

	Rydex Funds: Does Adviser (SI) Pay?	PowerShares Funds: Does Adviser (IPCM) Pay?
Index Licensing Fees	Yes	Yes
Transfer Agency Fees	Yes	Yes
Custody Fees	Yes	Yes
Fund Administration Fees	Yes	Yes
Legal Fees	Yes	Yes
Audit Fees	Yes	Yes
Other Services	Yes	Yes
Management/Advisory Fees	No	No
Interest Expense	No	No
Taxes	No	No
Brokerage Commissions/Expenses(1)	No	No
Distribution (12b-1) Fees	No	No
Independent Trustees’ Fees(2)	Depends on the Fund(5)	Yes
Acquired Fund Fees and Expenses(3)	No	No
Extraordinary Expenses(4)	No	No

(1)	Brokerage “commissions” are construed to include other expenses connected with execution of portfolio transactions.
(2)	Includes fees for Independent Trustees’ counsel.

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(3)	Acquired Fund Fees and Expenses are not direct operating expenses of a Fund, but are fees and expenses of the investment companies in which a Fund invests. As a result, an adviser’s obligation to pay certain operating expenses of a Fund does not extend to Acquired Fund Fees and Expenses.
(4)	The advisory agreement between IPCM and each PowerShares Trust explicitly references “litigation expenses,” but considers them to be extraordinary expenses.
(5)	SI has contractually agreed to pay expenses of the Independent Trustees (including any Trustees’ counsel fees) for: Guggenheim S&P 500® Equal Weight ETF, Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF, Guggenheim S&P 500® Equal Weight Consumer Staples ETF, Guggenheim S&P 500® Equal Weight Energy ETF, Guggenheim S&P 500® Equal Weight Financials ETF, Guggenheim S&P 500® Equal Weight Health Care ETF, Guggenheim S&P 500® Equal Weight Industrials ETF, Guggenheim S&P 500® Equal Weight Materials ETF, Guggenheim S&P 500® Equal Weight Technology ETF, Guggenheim S&P 500® Equal Weight Utilities ETF, Guggenheim S&P 500® Top 50 ETF, Guggenheim S&P 500® Pure Growth ETF, Guggenheim S&P 500® Pure Value ETF, Guggenheim S&P MidCap 400® Pure Growth ETF, Guggenheim S&P MidCap 400® Pure Value ETF, Guggenheim S&P SmallCap 600® Pure Growth ETF and Guggenheim S&P SmallCap 600® Pure Value ETF. SI does not pay such expenses for the Guggenheim S&P 100® Equal Weight ETF, Guggenheim S&P 500® Equal Weight Real Estate ETF, Guggenheim S&P MidCap 400® Equal Weight ETF, Guggenheim S&P SmallCap 600® Equal Weight ETF, Guggenheim MSCI Emerging Markets Equal Country Weight ETF and Guggenheim Multi-Factor Large Cap ETF.

For shareholders of those Rydex Funds noted in footnote (5) above that currently pay Independent Trustees’ fees, it is likely that the costs following the Reorganization may decline in an amount equal to the fees that those Rydex Funds currently pay for the Independent Trustees on the Rydex Board.

Expense Cap. SI has contractually agreed to reduce fees and/or reimburse expenses to the extent necessary to keep the Guggenheim MSCI Emerging Markets Equal Country Weight ETF’s Total Annual Fund Operating Expenses (including Acquired Fund Fees and Expenses but excluding interest, taxes, brokerage commissions, dividends on securities sold short, litigation, indemnification, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business (“Excluded Expenses”)) from exceeding 0.70% of that Fund’s average daily net assets. The Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement includes Excluded Expenses and, thus, from time to time, may be higher than 0.70%. This contractual arrangement may be terminated only with the approval of the Rydex Board. In any event, this undertaking will continue until February 28, 2019.

Likewise, IPCM has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the PowerShares MSCI Emerging Markets Equal Country Weight Portfolio (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.70% of that Fund’s average daily net assets per year (the “PowerShares Expense Cap”) through the later of: (i) two years from the Closing Date; or (ii) the expiration date of the Guggenheim MSCI Emerging Markets Equal Country Weight ETF’s expense cap as listed in its then current registration statement on September 28, 2017, and neither IPCM nor the PowerShares Fund can discontinue the agreement prior to its expiration. IPCM further agrees to reimburse the PowerShares MSCI Emerging Markets Equal Country Weight Portfolio in the amount equal to the licensing fees that the Fund pays that cause the operating expenses of the Fund to exceed the net annual operating expenses in the table above through the later of: (i) two years from the Closing Date; or (ii) the expiration date of the corresponding Rydex Fund’s expense cap as listed in its then current registration statement on September 28, 2017. As a result, the expenses currently capped for the Guggenheim MSCI Emerging Markets Equal Country Weight ETF will not increase as a result of the Reorganization into the PowerShares MSCI Emerging Markets Equal Country Weight Portfolio. The expenses borne by IPCM are subject to recapture by IPCM for up to three years from the date the expenses were incurred, but no recapture payment will be made by the PowerShares MSCI Emerging Markets Equal Country Weight Portfolio if it would result in the Fund exceeding the Expense Cap. In no instance will IPCM recapture any amounts for periods when the PowerShares MSCI Emerging Markets Equal Country Weight Portfolio’s total expenses exceeded the expense limit in place at the time the waiver was made.

Cash Sweep Arrangements. The Rydex Funds may invest in a money market fund pursuant to a cash sweep agreement and also may invest in other investment companies. As a shareholder in a money market fund or other investment company, each Rydex Fund will indirectly bear its proportionate share of the fees and expenses of such money market fund or investment company. The money market fund’s fees and expenses borne by each Rydex Fund for its most recent fiscal year amounted to less than 0.001%.

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Similarly, the PowerShares Funds, once effective, may invest in money market funds that are managed by affiliates of IPCM. The indirect portion of the management fee that a PowerShares Fund incurs through such investments is in addition to IPCM’s management fee. Therefore, IPCM has agreed to waive the management fees it receives in an amount equal to the indirect management fees that each PowerShares Fund incurs through its investments in affiliated money market funds through [    ]. However, there is no guarantee that IPCM will extend the waiver of the fees past that date.

More Information. A discussion regarding the basis for the Rydex Board’s most recent approval of the Rydex Funds’ investment advisory agreement in May 2017 will be available in the October 31, 2017 Annual Report to Shareholders. A discussion regarding the basis for the initial approval of the investment advisory agreements by the PowerShares Board with respect to the PowerShares Funds will be available in the next shareholder report following the Closing Date.

Portfolio Managers

On a day-to-day basis, Michael P. Byrum, CFA, James R. King, CFA, and Ryan A. Harder, CFA are jointly and primarily responsible for the management of each of the Rydex Funds (with the exception of the Guggenheim Multi-Factor Large Cap ETF). On a day-to-day basis, Mr. Byrum, Mr. King and Mr. Adrian Bachman, CFA are jointly and primarily responsible for the management of the Guggenheim Multi-Factor Large Cap ETF. Following the Reorganization, each PowerShares Fund will be managed by a team of IPCM portfolio managers, investment strategists and other investment specialists. On a day-to-day basis, the following individuals will be jointly and primarily responsible for the management of the PowerShares Funds: Peter Hubbard, Michael Jeanette, Jonathan Nixon and Tony Seisser.

Mr. Hubbard, Vice President of the PowerShares Trusts, will oversee all research, portfolio management and trading operations of the PowerShares Funds. In this capacity, Mr. Hubbard oversees the other portfolio managers who are responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies. Each portfolio manager has limitations on his authority for risk management and compliance purposes that IPCM believes to be appropriate.

Set forth below is additional information about the Rydex Funds and PowerShares Funds portfolio managers:

Rydex Funds	PowerShares Funds
Michael P. Byrum, CFA, Senior Vice President–Mr. Byrum has ultimate responsibility for the management of the Rydex Funds. In addition to generally overseeing all aspects of the management of the Rydex Funds Mr. Byrum also oversees all aspects of management of each series of Rydex Series Funds, Rydex Dynamic Funds and Rydex Variable Trust and reviews the activities of Messrs. King, Harder and Bachman. He has been associated with SI since it was founded in 1993. During this time, he has played a key role in the development of the firm’s investment strategies and product offerings. As Portfolio Manager, Mr. Byrum was instrumental in the launch of the Rydex NASDAQ-100®, Precious Metals, Government Long Bond 1.2x Strategy, Inverse Government Long Bond Strategy, Inverse S&P 500® Strategy and Inverse NASDAQ-100® Strategy Funds, and helped to create the Rydex Sector Funds. He was named Vice President of Portfolio for SI in 1998 and Executive Vice President in 2000. Prior to joining SI, Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He	Peter Hubbard is a Vice President of the PowerShares Trusts and Director of Portfolio Management of IPCM. In his role, Mr. Hubbard manages a team of Portfolio managers covering multiple asset classes including fixed-income, equity and commodities. His responsibilities include directly overseeing and facilitating the management of all portfolio monitoring processes associated with more than 180 equity, fixed income, commodity and alternative funds listed in the US, Canada and Europe. Since joining the firm in 2005, Mr. Hubbard has been involved in the launch of the existing PowerShares fixed income portfolios and has been instrumental in launching the international equity portfolios, and active and alternative portfolios. He has developed the investment processes for the equity portfolios and overseen development of the fixed income and alternative teams. He was also instrumental in the insourcing of the commodity portfolios from Deutsche Bank. Finally, Mr. Hubbard is an instrumental member of the team that provides support to the Bank of New York Mellon in connection with the rebalance and

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holds a degree in finance from Miami University of Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts.	trading activities for the QQQ Trust. Prior to joining IPCM, Mr. Hubbard was a research analyst and trader at Ritchie Capital, a hedge fund operator. Peter earned a B.A. in Business/Economics from Wheaton College.

James R. King, CFA, Portfolio Manager–Mr. King rejoined SI in 2011 as the lead portfolio manager for exchange-traded products. In the interval between 2008 and 2011, he served as special consultant to a pair of hedge funds ventures, one focused on long-short equity and the other on market neutral statistical arbitrage. Prior to that, he served at SI in a variety of roles ranging from shareholder services representative to portfolio manager and director of trading. At the time of his departure in 2008, he was director of portfolio management, overseeing a suite of trader-friendly mutual funds with nearly $15 billion in assets. Mr. King holds a bachelor’s degree in finance from the University of Maryland, and has earned the Chartered Financial Analyst® designation. He has been quoted in several publications such as The Wall Street Journal, Reuters and BusinessWeek. He has also been a speaker at several industry events, discussing ETFs, trading strategies, index construction, and trader-friendly mutual funds.	Michael Jeanette is a Senior Portfolio Manager of IPCM. He manages an equity team responsible for portfolio management activities and oversight of over 130 domestic and international equity ETFs holding approximately $110 billion in assets. Mr. Jeanette has been an integral part of the management of many of the PowerShares’ largest and most established ETFs including the PowerShares FTSE RAFI US 1000 Portfolio and the PowerShares S&P 500 Low Volatility Portfolio. Mr. Jeanette oversees all of the major rebalances for the equity portfolios and helps prioritize the activities of a team of analysts which support the equity portfolio management team. In addition, Mr. Jeanette has been a key contributor to the design of critical proprietary technology and processes used in the daily management of the PowerShares portfolios. Prior to Mr. Jeanette joining IPCM in July 2008, he held a management position with a trust advisory firm in the private sector. Prior to that, he managed the retail investment business for several US Bancorp (formerly First Bank System) locations in Minneapolis. He began his career as a financial advisor with Shearson Lehman Brothers and Morgan Stanley Smith Barney (formerly Smith Barney). Michael earned a B.S. in Science from the University of Minnesota and a B.A. in Business from the University of St. Thomas.

Ryan A. Harder, CFA, Portfolio Manager–Mr. Harder is involved in the management of the Rydex Funds as well as each series of Rydex Series Funds, Rydex Dynamic Funds and Rydex Variable Trust, but focuses particularly on the management of the Rydex Domestic Equity, Rydex International Equity, Rydex Fixed Income, and Guggenheim Alternative Funds. Mr. Harder joined SI in 2004 as an Assistant Portfolio Manager, was promoted to Portfolio Manager in 2005 and has served in his current capacity since 2008. He was instrumental in the launch of the Multi-Hedge Strategies, High Yield Strategy and Inverse High Yield Strategy Funds. Prior to joining SI, Mr. Harder served in various capacities with WestLB Asset Management, including as an Assistant Portfolio Manager, and worked in risk management at CIBC World Markets. He holds a B.A. in Economics from Brock University in Ontario, Canada and a Master of Science in International Securities, Investment and Banking from the ICMA Centre at the University of Reading in the U.K.	Jonathan Nixon is a Portfolio Manager for IPCM and is heavily involved in the daily management of the international equity ETFs. Since joining the firm in 2011, Mr. Nixon has been instrumental in managing US-listed and European-listed ETFs whose investments are primarily in developed and emerging markets. Mr. Nixon was a key contributor in the launch and management of PowerShares’ international factor portfolios. Additionally, Jonathan provides a number of quantitative research support activities utilized in the daily management of the funds. Prior to joining IPCM, Mr. Nixon was a tax manager for General Electric from 2008 to 2010. He earned a BA from State University of New York Buffalo.

Adrian Bachman, CFA, Portfolio Manager–Mr. Bachman is a Vice President and Portfolio Manager of Guggenheim Investments and joined Guggenheim Investments in August of 2014. Before joining	Tony Seisser is a Portfolio Manager for IPCM and is heavily involved in the daily management of the US equity ETFs. Since joining the firm in 2013, Mr. Seisser has been instrumental in managing and coordinating

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Guggenheim Investments, Mr. Bachman spent six years at Arrow Investment Advisors. As portfolio manager, Mr. Bachman managed the Arrow Dow Jones Global Yield ETF (GYLD) which provided multi asset class diversified income across five unique sources including high dividend paying global equities, REITs, MLPs, sovereign debt and high yield corporate bonds. While at Arrow he also aided in the management of numerous other funds including the Arrow Alternative Solutions, Arrow DWA Balanced, Arrow DWA Tactical, Arrow Managed Futures and Arrow Commodity funds. Mr. Bachman was a member of Arrow’s Investment Performance and Best Execution committees. Before joining Arrow Funds in June of 2008, Mr. Bachman spent eleven years at Rydex Investments in Rockville, Maryland. As portfolio manager, Mr. Bachman managed Rydex’s Sector Rotation Fund and several sector funds. During the course of his tenure with Rydex, he also aided in the management of numerous other funds including Rydex’s inverse, leveraged and international funds. Mr. Bachman has a bachelor’s degree in finance and international business from the University of Maryland, College Park and has earned the Chartered Financial Analyst designation.	portfolio management activities for the launch of many of the factor portfolios as well as the asset allocation portfolios. Prior to joining IPCM, Mr. Seisser was employed by Guggenheim Funds Distributors, Inc. where he was primarily responsible for trading all of the equity ETFs and was involved in all major rebalances. Prior to that, Mr. Seisser was a compliance investigator at the Chicago Board Options Exchange (CBOE) and CBOE Futures Exchange (CFE) from 2008 to 2010. He earned a BA degree with concentrations in Education and Political Science from North Central College and holds the Series 7 registration.

The Rydex SAI provides additional information about the Rydex Funds’ portfolio managers’ compensation, other accounts managed by those portfolio managers and their ownership of securities of each Rydex Fund. The SAI related to this Proxy Statement/Prospectus provides additional information about the PowerShares Funds’ portfolio managers’ compensation and other accounts managed by those portfolio managers. Since the PowerShares Funds are not yet effective, the portfolio managers do not own any securities of the PowerShares Funds.

Principal Underwriter

The Rydex Funds’ principal underwriter, Guggenheim Funds Distributors, LLC, is located at 227 West Monroe Street, Chicago, Illinois 60606. The PowerShares Funds’ principal underwriter, Invesco Distributors, Inc., is located at 11 Greenway Plaza, Suite 1000, Houston, Texas 77046.

Distribution Plan. The PowerShares Funds have not adopted a Distribution (12b-1) Plan. However, each Rydex Fund has adopted a Distribution Plan applicable to its shares. Under the Distribution Plan, GFD or a designated service provider may receive up to 0.25% of each Rydex Fund’s assets attributable to shares as compensation for distribution services pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan currently is dormant, and no distribution fees are currently charged to the Rydex Funds.

Other Service Providers

The Rydex Funds and the PowerShares Funds have some of the same service providers, as set forth in the chart below. Upon completion of the Reorganization, the PowerShares Funds will continue to engage their existing service providers.

	RYDEX FUNDS	POWERSHARES FUNDS
Custodian, Transfer Agent and Accounting Services Agent	The Bank of New York Mellon 101 Barclay Street New York, New York 10286	Same as Rydex Funds

Administrator	MUFG Investor Services (US), LLC 805 King Farm Boulevard Suite 600 Rockville, Maryland 20850	The Bank of New York Mellon 101 Barclay Street New York, New York 10286

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Independent Registered Public Accounting Firm	Ernst & Young LLP 1775 Tysons Blvd. Tysons, Virginia 22102	PricewaterhouseCoopers LLP One North Wacker Drive Chicago, Illinois 60606

Comparison of Other Shareholder Information

Pricing of Fund Shares. For each Fund, the price of shares is based on the Fund’s NAV. Each Trust calculates the NAV of its respective Funds in the same manner: by deducting all of a Fund’s liabilities from the current market value of its total assets and dividing the result by the number of shares outstanding. Because each Fund is an ETF, the trading prices of its shares on a securities exchange may differ from the Fund’s daily NAV due to market forces of supply and demand, economic conditions and other factors.

Each Fund calculates its NAV at the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m., Eastern time) every day that the NYSE is open. The NYSE is open Monday through Friday, except in observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE closes early – such as on days in advance of holidays generally observed by the NYSE – each Fund will calculate its NAV as of the earlier closing time.

In calculating NAV, the Trusts have substantially similar valuation procedures; however, there are slight differences that may lead to differences in price between the Closing Date and subsequent calculations of NAV. ] Each Trust values securities and other assets for which market quotations are readily available at market value. Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer-specific events occurred after the security ceased trading. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where an adviser determines that the closing price of the security is unreliable, a Fund will value the security at fair value in good faith using procedures approved by its Board. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by such Fund’s Underlying Index. This may adversely affect the Fund’s ability to track the Underlying Index.

For information on how the NAV per share of each PowerShares Fund is calculated, including how IPCM values certain kinds of securities and other instruments, see the sections entitled “How to Buy and Sell Shares—Share Trading Prices” and “Net Asset Value” in Appendix D – “Additional Information about the PowerShares Funds.” For information on how the NAV per share of each Rydex Fund is calculated, including how SI values certain kinds of securities and other instruments, see the section entitled “Shareholder Information—Calculating NAV” in the Rydex Prospectus and the section entitled “Determination of Net Asset Value” in the Rydex SAI.

Dividends and Distributions. The Trusts’ policies with respect to dividends and distributions are similar. The Rydex Funds pay out dividends to shareholders at least annually. Each Rydex Fund distributes its net capital gains, if any, to shareholders annually. The PowerShares Funds intend to pay out dividends to shareholders and distribute net capital gains on the same schedule (however, a Fund may declare and pay dividends and other distributions more frequently to comply with the distribution requirements of Subchapter M of the Code, as amended, and to avoid a federal excise tax imposed on regulated investment companies).

Each Trust has the same policy with respect to dividend reinvestment: no reinvestment service is provided by a Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of shares for reinvestment of their distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables.

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For more information about dividends and other distributions with respect to the PowerShares Funds, please see the section entitled “Dividends, Other Distributions and Taxes” in Appendix D – “Additional Information about the PowerShares Funds.

Fiscal Years. The fiscal year end of each Rydex Fund and its corresponding PowerShares Fund is October 31. As a result, the PowerShares Funds will deliver annual and semi-annual shareholder reports and updated prospectuses about the same time of the year as the Rydex Funds currently deliver this information. Certain of the PowerShares Funds may change their fiscal year end following the consummation of the Reorganization in order to avoid the administrative, accounting and legal complexities that result from having funds with different fiscal year ends in the same legal entity.

Frequent Purchases and Redemptions of Shares. Shares of each Fund are listed for trading on NYSE Arca, Inc. which allows retail investors to purchase and sell individual shares at market prices throughout the trading day similar to other publicly traded securities. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of shares of a Fund. Cash purchases or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Funds and increased transaction costs, which could negatively impact the Funds’ ability to achieve their investment objectives, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of shares, the PowerShares Funds impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the PowerShares Funds incur in effecting trades. In addition, IPCM monitors trades by APs for patterns of abusive trading, and the PowerShares Funds reserve the right to not accept orders from APs that IPCM has determined may be disruptive to the management of the PowerShares Funds or otherwise are not in the best interests of the PowerShares Funds. For these reasons, the PowerShares Board has not adopted policies and procedures with respect to frequent purchases and redemptions of shares of the PowerShares Funds.

Information regarding frequent purchases and redemptions of the Rydex Funds’ shares is set forth under “Buying and Selling Fund Shares—Active Investors and Market Timing” in the Rydex Prospectus, which is incorporated herein by reference.

Premium/Discount Information. The Rydex Funds provide, and the PowerShares Funds will provide, information regarding the number of days each Fund’s market price was at a discount or a premium to its NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year. That information is provided, free of charge, for the Rydex Funds at www.guggenheiminvestments.com, and for the PowerShares Funds (when available) at www.powershares.com.

Continuous Offering. The method by which Creation Units are created and traded may raise certain issues under applicable securities laws for each Trust. The following issues are identical for each Trust:

Because new Creation Units of shares are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “1933 Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with a distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes

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of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters,” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the 1933 Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the 1933 Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act only is available with respect to transactions on a national exchange.

Financial Highlights

The financial highlights of the Rydex Funds for the fiscal year ended October 31, 2016 have been audited by Ernst & Young LLP, located at 1775 Tysons Blvd., Tysons, Virginia 22102, and are contained in the Annual Report to shareholders and in the Rydex Prospectus. The unaudited financial highlights of the Rydex Funds for the semi-annual period ended April 30, 2017 are contained in the Semi-Annual Report to shareholders. The Rydex Trust will furnish, without charge, a copy of the Annual Report, Rydex Prospectus and the Semi-Annual Report upon request. Requests should be made by calling 800-820-0888, or by visiting www.guggenheiminvestments.com. These reports also are available on the SEC’s website at www.sec.gov and are incorporated into this Proxy Statement/Prospectus by reference.

The PowerShares Funds have not yet commenced operations and therefore have no shareholder reports. Pro forma financial information for the PowerShares Funds have not been prepared because they are newly organized shell funds with either has no assets and liabilities, or de minimus assets incident to its organization, and they will commence investment operations upon completion of the Reorganization and continue operations of the Rydex Funds. Each PowerShares Fund will be the accounting successor to its corresponding Rydex Fund in connection with the Reorganization.

Business Structures, Shareholder Rights and Applicable Law

The Funds are open-end, management investment companies. Each Rydex Fund is a series of the Rydex Trust, a Delaware statutory trust. For each Rydex Fund, if shareholders of the Fund approve the Plan of Reorganization, that Rydex Fund will reorganize into its corresponding PowerShares Fund, which is a series of a PowerShares Trust, organized as a Massachusetts business trust (PowerShares Trust I and PowerShares Trust II) or a Delaware statutory trust (PowerShares Self-Indexed Trust).

Each Fund organized as a Delaware statutory trust is governed by Delaware law and that Trust’s declaration of trust and by-laws or similar instruments. Each Fund organized as a Massachusetts business trust is governed by that Trust’s declaration of trust and by-laws or similar instruments. The power and authority to oversee the management of the Funds and their affairs reside with the trustees, and shareholder rights are generally limited to those provided to the shareholders in the declaration of trust or similar instrument, rather than by statute. A comparison of certain provisions of the Delaware Statutory Trust Act (the “Delaware Statute”) and the Massachusetts Business Trust Law (the “Massachusetts Statute”) is provided in Appendix F – “Comparison of State Laws.”

The following discussion of certain provisions of the Governing Documents (as defined below) and governing laws of the Funds highlights the differences between the Rydex Trust and the PowerShares Trusts, but is not a complete description thereof and is qualified by any requirements of applicable law, including the 1940 Act and by reference to the applicable Governing Documents. Further information about the Rydex Trust’s governance structure is contained in the Rydex SAI and the Rydex Governing Documents (as defined below), which are on file with the SEC. Further information about each PowerShares Trust’s governance structure is contained in the SAI to this Proxy Statement/Prospectus and the PowerShares Governing Documents (as defined below).

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Organization. Each Rydex Fund is a series of the Rydex Trust, a Delaware statutory trust organized pursuant to the Delaware Statute on November 22, 2002. The Rydex Trust is governed by an Agreement and Declaration of Trust (the “Rydex Declaration”) and its By-laws (together with the Rydex Declaration, the “Rydex Governing Documents”), each as may be amended from time to time, and its business affairs are managed under the supervision of the Rydex Board.

Each PowerShares Fund, except for the PowerShares MSCI Emerging Markets Equal Country Weight Portfolio and PowerShares Multi-Factor Large Cap Portfolio, is a series of PowerShares Trust I, a Massachusetts business trust organized pursuant to the Massachusetts Statute on June 9, 2000. PowerShares Trust I is governed by its Amended and Restated Declaration of Trust (the “PowerShares Trust I Declaration”) and its Amended and Restated By-laws (together with the PowerShares Trust I Declaration, the “PowerShares Trust I Governing Documents”), each as may be amended from time to time, and its business affairs are managed under the supervision of the PowerShares Board.

The PowerShares MSCI Emerging Markets Equal Country Weight Portfolio is a series of PowerShares Trust II, a Massachusetts business trust organized pursuant to the Massachusetts Statute on October 10, 2006. PowerShares Trust II is governed by its Amended and Restated Declaration of Trust (the “PowerShares Trust II Declaration”) and its Amended and Restated By-laws (together with the PowerShares Trust II Declaration, the “PowerShares Trust II Governing Documents”), each as may be amended from time to time, and its business affairs are managed under the supervision of the PowerShares Board.

The PowerShares Multi-Factor Large Cap Portfolio is a series of PowerShares Self-Indexed Trust, a Delaware statutory trust organized pursuant to the Delaware Statute on October 30, 2015. PowerShares Self-Indexed Trust is governed by its Agreement and Declaration of Trust (the “PowerShares Self-Indexed Trust Declaration”) and its By-laws (together with the PowerShares Self-Indexed Trust Declaration, the “PowerShares Self-Indexed Trust Governing Documents,” and together with the PowerShares Trust I Governing Documents and PowerShares Trust II Governing Documents, the “PowerShares Governing Documents”), each as may be amended from time to time, and its business affairs are managed under the supervision of the PowerShares Board.

The Rydex Governing Documents and the PowerShares Governing Documents are referred to collectively as the “Governing Documents.”

Each Fund is subject to the federal securities laws, including the 1940 Act, and the rules and regulations promulgated by the SEC thereunder.

Shares. The Board of the PowerShares Trusts has the power to issue shares with or without par value, as the Board shall determine, and such issuance does not require shareholder approval. The Board of the Rydex Trust has the power to issue shares with no par value, and such issuance does not require shareholder approval. The governing instruments of each Trust provide that the amount of shares that each Fund may issue is unlimited. Shares issued by a Trust pursuant to its respective Declaration shall be fully paid and non-assessable. Shares of each Fund have no pre-emptive rights and are freely transferable.

Composition of the Board of Trustees. The number of trustees of the Rydex Trust may be fixed from time to time by a majority of the Rydex Board, provided, however, that there shall be at least three and no more than 15 trustees at any time. The Rydex Board currently has nine trustees (eight “independent” trustees and one “interested” trustee). The number of trustees of the PowerShares Trusts may be fixed from time to time by a majority of the PowerShares Board; provided, however, that for PowerShares Trust I there shall be at least two and no more than 12 trustees, and for PowerShares Trust II and PowerShares Self-Indexed Trust there shall be at least one trustee. Each PowerShares Trust currently has eight trustees (six “independent” trustees, one “unaffiliated” trustee and one “interested” trustee). The terms of service for the trustees of each Trust are the same: Each trustee may serve during the continued lifetime of their respective Trust until the next meeting of shareholders called for the purpose of electing trustees and until the election and qualification of his or her successor or, if sooner, until he or she dies, declines to serve, resigns, retires, is removed or is incapacitated as provided by the Rydex Declaration or PowerShares Declaration, as applicable.

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Shareholder Meetings and Rights of Shareholders to Call a Meeting. Neither the Rydex Funds nor the PowerShares Funds are required to hold annual meetings of shareholders under the laws of Delaware or Massachusetts, as applicable, or their respective Governing Documents.

The Governing Documents of the Rydex Funds provide that meetings of shareholders may be called by the Secretary of the Rydex Trust whenever (i) ordered by the Trustees, or (ii) requested in writing by the holder or holders of at least ten percent (10%) of the outstanding shares entitled to vote.

The Governing Documents of the PowerShares MSCI Emerging Markets Equal Country Weight Portfolio and PowerShares Multi-Factor Large Cap Portfolio provide that meetings of shareholders shall be called by the Secretary of the applicable PowerShares Trust whenever ordered by: (i) a majority of Trustees; (ii) the Chair; or (iii) the Trustees upon the written request of shareholders holding not less than one-third of the outstanding shares entitled to vote on the matters specified in such written request, provided that (a) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (b) the shareholders requesting such meeting shall have paid to the Trust the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary shall determine and specify to such shareholders.

The Governing Documents of the remaining PowerShares Funds provide that meetings of shareholders shall be called: (i) by the Trustees; (ii) by the President of the Trust; or (iii) whenever election of a Trustee or Trustees by shareholders is required by the 1940 Act. Meetings of shareholders shall also be called by the Secretary upon the written request of the shareholders entitled to vote not less than twenty-five percent (25%) of all the votes entitled to be cast at such meeting except to the extent otherwise required by the 1940 Act, provided that (i) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (ii) the shareholders requesting such meeting shall have paid to the Trust the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary shall determine and specify to such shareholders. No meeting need be called upon the request of the holders of Shares entitled to cast less than a majority of all votes entitled to be cast at such meeting, to consider any matter which is substantially the same as a matter voted upon at any meeting of Shareholders held during the preceding twelve months.

Quorum. For all Funds, a quorum will exist if shareholders entitled to vote one-third of the outstanding shares are present in person or by proxy.

Number of Votes; Aggregate Voting. The Governing Documents of each Trust provide that each shareholder is entitled to one vote for each whole share held, and a fractional vote for each fractional share held. Shareholders of the Rydex Funds are not entitled to cumulative voting in the election of Trustees; and shareholders of the PowerShares Funds are not entitled to cumulative voting in the election of Trustees or on any other matter submitted to a vote of the shareholders.

The Rydex Governing Documents and the PowerShares Governing Documents address aggregate voting, but with a different presumption. The Rydex Governing Documents provide that all shares shall be voted separately by individual series, except: (i) when required by the 1940 Act to be voted in the aggregate; and (ii) when the Trustees have determined that the matter affects the interests of more than one series, then the shareholders of all such affected series shall be entitled to vote thereon. The PowerShares Governing Documents provide that all shares shall be voted in the aggregate, except (i) when required by the 1940 Act to be voted by individual series; and (ii) when the matter involves any action that the Trustees have determined will affect only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon.

Right to Vote. The 1940 Act provides that shareholders of each Fund have the power to vote with respect to certain matters: specifically, for the election of Trustees, the selection of auditors (under certain circumstances), approval of investment advisory agreements and plans of distribution, and amendments to policies, goals or restrictions deemed to be fundamental. Shareholders of each Fund also have the right to vote on certain matters affecting the Fund under their respective Governing Documents and applicable state law. The following summarizes the matters on which Fund shareholders have a right to vote as well as the minimum shareholder vote required to approve the matter. For matters on which shareholders of a Fund do not have a right to vote, the Trustees of the Trust may nonetheless determine to submit the matter to shareholders for approval. Where referenced below, the phrase “1940 Act Majority Vote” means the vote required by the 1940 Act, which is the lesser of (a) 67% or more of the shares present at the Meeting, if the holders of more than 50% of a Fund’s outstanding shares are present or represented by proxy; or (b) more than 50% of a Fund’s outstanding shares.

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Election and Removal of Trustees. The shareholders of all Funds are entitled to vote, under certain circumstances, for the election and the removal of Trustees. For all Funds, Trustees are elected by a plurality vote (i.e., the nominees receiving the greatest number of votes are elected). For all Rydex Funds and the PowerShares MSCI Emerging Markets Equal Country Weight Portfolio and PowerShares Multi-Factor Large Cap Portfolio, any Trustee may be removed by a vote of not less than two-thirds of the outstanding shares of such Trust. For each other PowerShares Fund, a Trustee may be removed only for “Cause” (which requires willful misconduct, dishonesty, fraud or a felony conviction), and only by a vote of not less than two-thirds of the outstanding shares of PowerShares Trust I.

Amendment of Governing Instruments. Except as described below, the trustees of each Trust have the right to amend, from time to time, their respective governing instruments. The By-laws for each Trust may be amended by their Trust’s respective trustees without a shareholder vote.

For the Rydex Funds and each PowerShares Fund in PowerShares Trust I, the Declaration may be amended by a majority of the Trustees; however, shareholders have the right to vote on any amendment that would affect their voting rights, any amendment to the provisions of the Declaration relating to amendments thereof, or any amendment submitted to them by the Trustees. Any such amendment to the Rydex Declaration requires approval of a majority of the shares voted in person or by proxy, and any such amendment to the PowerShares Trust I Declaration requires a 1940 Majority Vote of PowerShares Trust I (or applicable Fund, if such amendment would only affect that particular PowerShares Fund).

The PowerShares Trust II Declaration and PowerShares Self-Indexed Trust Declaration may be amended by vote of a majority of the Trustees; however, any amendment to the provisions of the Declaration concerning the management of the Trust, qualification and number of trustees, term and election, resignation, retirement and removal, and vacancies requires the vote of two-thirds of the Trustees.

Mergers and Reorganizations. The Rydex Declaration provides that the Trustees, in order to change the form of organization of the Rydex Trust, may, without prior shareholder approval, (i) cause the Rydex Trust to merge or consolidate with or into one or more trusts, partnerships, associations, or corporations so long as the surviving or resulting entity is an open-end management investment company under the 1940 Act, or is a series thereof, that will succeed to or assume the Trust’s registration under the 1940 Act and which is formed, organized, or existing under the laws of a state, commonwealth, territory, possession, or colony of the United States or (ii) cause the Trust to incorporate under the laws of State of Delaware.

The PowerShares Trust II Declaration and PowerShares Self-Indexed Trust Declaration do not require shareholder approval for a merger, consolidation, reorganization or sale of all or substantially all of the assets of the applicable Trust or Fund.

The PowerShares Trust I Declaration requires an affirmative vote of at least sixty-six and two-thirds percent (66-2/3%) of the outstanding shares of PowerShares Trust I or an affected PowerShares Fund in order to approve (i) a merger or consolidation of the Trust or a series of the Trust with any corporation, association, trust or other organization or a reorganization or recapitalization of the Trust or a series of the Trust, or (ii) a sale, lease or transfer of all or substantially all of the assets of the Trust or series of the Trust (other than in the regular course of the Trust’s investment activities).

Termination of a Trust; Liquidation of a Fund. The Rydex Declaration provides that a 1940 Act Majority Vote of the Rydex Trust or the affected Rydex Fund is required to: (i) sell and convey all or substantially all of the assets of the Rydex Trust or any affected Rydex Fund to another trust, partnership, association, or corporation, or to a separate series of shares thereof, organized under the laws of any state, which trust, partnership, association, or corporation is an open-end management investment company as defined in the 1940 Act, or is a series thereof, for adequate consideration which may include the assumption of all outstanding obligations, taxes, and other liabilities, accrued or contingent, of the Rydex Trust or any affected Rydex Fund, and which may include shares of beneficial interest, stock, or other ownership interests of such

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trust, partnership, association, or corporation or of a series thereof; or (ii) at any time, sell and convert into money all of the assets of the Rydex Trust or any affected Rydex Fund. However, the Trustees may take any of the foregoing actions without obtaining the approval of shareholders if a majority of the Trustees determines that the continuation of the Rydex Trust or Rydex Fund is not in the best interests thereof as a result of factors or events adversely affecting the ability of the Rydex Trust or such Rydex Fund to conduct its business and operations in an economically viable manner.

The PowerShares Trust II Declaration and PowerShares Self-Indexed Trust Declaration provide that PowerShares Trust II and PowerShares Self-Indexed Trust, respectively, may be terminated by the Trustees by written notice to the shareholders of such Trust or such PowerShares Fund, as the case may be.

The PowerShares Trust I Declaration provides that PowerShares Trust I or any PowerShares Fund thereof may be terminated by the Trustees, without a shareholder vote, upon written notice to shareholders, or by the approval of at least sixty-six and two-thirds percent (66-2/3%) of the outstanding shares of the Trust or such Fund provided that if such action is recommended by the Trustees, then the vote of a majority of the outstanding voting securities of the Trust or such Fund is required.

Court Actions, Proceedings and Claims. The Governing Documents of PowerShares Trust I provide that shareholders have the power to vote to the same extent as the shareholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of PowerShares Trust I or the shareholders. The Governing Documents of the Rydex Funds and PowerShares Trust II and PowerShares Self-Indexed Trust do not contain similar provisions.

Derivative Actions. The Trusts’ respective Declarations have provisions regarding derivative actions, but the processes differ between them.

Shareholders of the Rydex Trust may bring a derivative action on behalf of the Trust according to the requirements set forth in Chapter 3816 of the Delaware Statute, which requires a pre-suit demand upon the Board of the Trust, unless a demand is not required because such demand is not likely to succeed. The Rydex Declaration states that, in addition to the requirements set forth in Section 3816 of the Delaware Statute, a shareholder may bring a derivative action on behalf of the Trust only if two conditions are met. These conditions are (i) shareholders who hold at least 10% of the outstanding shares of the Rydex Trust or the series or class to which the claim relates must join in the demand for the Board to commence an action, and (ii) the Board must be afforded a reasonable time to consider such shareholder request and to investigate the basis of the claim.

With respect to the PowerShares MSCI Emerging Markets Equal Country Weight Portfolio, the PowerShares Trust II Declaration provides that, to bring a derivative action, a shareholder must: (i) be or have been a shareholder of the series on behalf of or in the right of which the derivative action is proposed to be brought at the time of the action or failure to act complained of, or acquired the shares afterwards by operation of law from a person who was a shareholder at that time; (ii) be a shareholder of the affected series at the time the demand was made; (iii) have previously made a written demand on the Trustees, containing various information, certifications, undertakings and acknowledgements, and requesting that the Trustees cause the PowerShares Trust to file the action itself on behalf of the affected series; and (iv) serve a copy of the proposed derivative complaint on the Trust, assuming the first three requirements have been met. Following receipt of the demand, the Trustees have a period of at least 90 days to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees. If a demand is rejected, the complaining shareholder will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Fund in connection with the consideration of the demand, if a court determines that the demand was made without reasonable cause or for an improper purpose.

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With respect to the PowerShares Multi-Factor Large Cap Portfolio, the PowerShares Self-Indexed Trust Declaration provides that, subject to the Delaware Statute, to bring a derivative action, a shareholder must: (i) be or have been a shareholder of the series on behalf of or in the right of which the derivative action is proposed to be brought at the time of the action or failure to act complained of, or acquired the shares afterwards by operation of law from a person who was a shareholder at that time; (ii) be a shareholder of the affected series at the time the demand was made; (iii) have previously made a written demand, signed by at least three complaining shareholders that have no affiliation or relationship with each other, on the Trustees requesting that the Trustees cause the PowerShares Trust to file the action itself on behalf of the affected series; (iv) shareholders owning shares representing at least ten percent (10%) of the voting power of the affected Fund must join in initiating the derivative action; and (v) serve a copy of the proposed derivative complaint on the Trust, assuming the first three requirements have been met. Following receipt of the demand, the Trustees have a period of at least 90 days to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees. If a demand is rejected, the complaining shareholder will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Fund in connection with the consideration of the demand, if a court determines that the demand was made without reasonable cause or for an improper purpose.

With respect to the remaining PowerShares Funds, the PowerShares Trust I Declaration provides that shareholders may not bring suit on behalf of a Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund, or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees. Following receipt of the demand, the Trustees have a period of 45 days to consider the demand. In their sole discretion, the Trustees may submit the matter to a vote of shareholders of the Trust, as appropriate. Any decision by the Trustees to bring, maintain or settle (or not to bring, maintain or settle) such court action, proceeding or claim, or to submit the matter to a vote of shareholders, shall be made by the Trustees in their business judgment and shall be binding upon the shareholders.

Liability of Shareholders. The Governing Documents of the Rydex Funds generally provide that shareholders shall not be personally liable for the obligations of the Rydex Trust or any series. Shareholders shall have the same limitation of personal liability as is extended to shareholders of a private corporation incorporated in Delaware. Similarly, the Governing Documents of the PowerShares Funds generally provide that shareholders will not be personally liable for the obligations of the PowerShares Trust or any series. The Governing Documents of each Trust also provide that any shareholder held personally solely by being or having been a shareholder (and not because of acts or omissions or some other reason) shall be entitled out of the assets of the applicable Trust or Fund to be held harmless from and indemnified against losses and expenses arising from such liability.

Liability of Trustees and Officers. Each Trust’s Declaration generally provides that a trustee shall not be liable to any person, other than the Trust or its shareholders, in connection with the affairs of the Trust, and that all persons shall look solely to the Trust’s property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. With respect to the Trust or its shareholders, a trustee shall not be liable for any action or failure to act, or errors of judgment or mistakes of fact or law, except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual’s office.

Indemnification. Each Trust’s Declaration provides that each person who is, or has been, a trustee or officer of the respective Trust (“Covered Person”) shall be indemnified by that Trust or to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit, or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof.

In addition, the Rydex Declaration provides that no indemnification shall be provided to a Covered Person (a) who shall have been adjudicated by a court or body before which the proceeding was brought: (i) to be liable to the respective Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless

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disregard of the duties involved in the conduct of his or her office; or (ii) not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the respective Trust; or (b) in the event of a settlement, if there has been a determination that such Covered Person engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office: (i) by the court or other body approving the settlement; (ii) by at least a majority of those Trustees who are neither Interested Trustees nor are parties to the matter based upon a review of readily available facts; or (iii) by written opinion of independent legal counsel based upon a review of readily available facts.

For the PowerShares Trusts, no indemnification shall be provided to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

Each Trust may advance expenses incurred in defending any proceedings subject to certain conditions, and to the extent permitted by applicable law.

Ownership of Shares

Security Ownership of Large Shareholders. A list of the name, address and percent ownership of each person who, as of [            ], were record owners (or to the knowledge of any Fund, beneficial owners) of 5% or more of the shares of each Rydex Fund is included in Appendix G.

The PowerShares Funds have not yet commenced operations and, therefore, do not have any shareholders as of the date of this Proxy Statement/Prospectus.

Security Ownership of Management and Trustees. As of [            ], Trustees and officers of the Rydex Funds, as a group, owned less than 1% of each Rydex Fund’s outstanding shares.

Availability of Additional Information

For additional information about the Rydex Funds, see the Rydex Prospectus and Rydex SAI, copies of which may be obtained without charge by writing or calling the Rydex Trust at the address and telephone number set forth on the first page of this Proxy Statement/Prospectus. For additional information about the PowerShares Funds, see Appendix D to this Proxy Statement/Prospectus and the SAI related to this Proxy Statement/Prospectus. A copy of the SAI related to this Proxy Statement/Prospectus may be obtained without charge by writing or calling the PowerShares Trusts at the address and telephone number set forth on the first page of this Proxy Statement/Prospectus.

The Trusts file proxy materials, reports and other information with the SEC in accordance with the informational requirements of the 1934 Act and the 1940 Act. These materials can be inspected and copied at the public reference facilities maintained by the SEC at: 100 F Street, N.E., Room 1580, Washington, D.C. and at certain of the SEC’s regional offices: SEC Regional Offices: Atlanta – 950 East Paces Ferry NE, Suite 900, Atlanta GA 30326; Boston – 33 Arch Street, 23rd Floor, Boston, MA 02110; Chicago – 175 West Jackson Blvd., Suite 900, Chicago, IL 60604; Denver –1961 Stout Street, Suite 1700, Denver, CO 80294; Fort Worth – Burnett Plaza, Suite 1900, 801 Cherry Street, Unit #18, Fort Worth, TX 76102; Los Angeles – 444 South Flower Street, Suite 900, Los Angeles, CA 90071; Miami – 801 Brickell Ave., Suite 1800, Miami, FL 33131; New York – 200 Vesey Street, Suite 400, New York, NY 10281; Philadelphia – One Penn Center, 1617 JFK Boulevard, Suite 520, Philadelphia, PA 19103; Salt Lake City –351 S. West Temple Street, Suite 6.100, Salt Lake City, UT 84101; and San Francisco – 44 Montgomery Street, Suite 2800, San Francisco, CA 94104. You can also obtain copies of this information, after paying a duplicating fee at prescribed rates, by writing to the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Washington, DC 20549 or from the SEC’s Internet site at http://www.sec.gov or by electronic request at the following email address: publicinfo@sec.gov.

Additionally, reports, proxy statements and other information concerning each Rydex Fund can be inspected at NYSE Arca, Inc., the national securities exchange upon which shares of each Rydex Fund are listed.

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INFORMATION ABOUT THE REORGANIZATION

General

Shareholders of each Rydex Fund are being asked to approve the Plan of Reorganization by and between the Rydex Trust, on behalf of each Rydex Fund, and the applicable PowerShares Trust, on behalf of each corresponding PowerShares Fund. A form of the Plan of Reorganization is attached as Appendix A to this Proxy Statement/ Prospectus. By approving the Plan of Reorganization, you are also approving the reorganization of your Rydex Fund into its respective PowerShares Fund pursuant to the Plan of Reorganization.

Shareholders of each Rydex Fund may sell their shares at any time prior to the consummation of the Reorganization. Sales or redemptions, consistent with the Rydex Prospectus, are considered taxable events and may result in a capital gain or capital loss for tax purposes. In addition, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes (except with respect to cash received by a shareholder in lieu of fractional shares).

Terms of the Plan of Reorganization

A form of the Plan of Reorganization is attached as Appendix A to this Proxy Statement/Prospectus for your review. The following is a brief summary of the principal terms of the Plan:

–	Each Rydex Fund will transfer all or substantially all of its assets in exchange for the corresponding PowerShares Fund’s assumption of substantially all of the Rydex Fund’s liabilities and shares of the corresponding PowerShares Fund with an aggregate NAV equal to the aggregate NAV of the transferred assets and liabilities;

–	The shares of a PowerShares Fund received by the corresponding Rydex Fund will be distributed to the Rydex Fund’s respective shareholders of the corresponding shares pro rata in accordance with their percentage ownership of such class of the Rydex Fund in full liquidation of the Rydex Fund;

–	After the Reorganization, each Rydex Fund will be terminated, and its affairs will be wound up in an orderly fashion; and

–	The Reorganization will occur on the next business day after the time when the assets of each Rydex Fund and its corresponding PowerShares Fund are valued for purposes of the Reorganization (currently scheduled to be on [ ], 2018).

The Reorganization will not close unless and until the conditions to the closing of the Transaction Agreement are met or waived by the applicable parties. One condition to both parties’ obligations to effect the closing under the Transaction Agreement is that the annualized revenues of Guggenheim Capital’s ETF business as of a date shortly prior to the closing under the Transaction Agreement are at least 70% of those revenues as of September 8, 2017, calculated in a manner that excludes the impact of market movements and any Rydex Funds that have not received shareholder approval for the Reorganization by the calculation date. If this condition (or other applicable conditions) are not met or waived, the Reorganization will not be consummated, even if shareholders of a Rydex Fund approved the Reorganization, and the Rydex Funds will not be combined with the PowerShares Funds.]

The Plan of Reorganization may be terminated and the Reorganization abandoned at any time prior to the Closing Date, as set forth in the Plan of Reorganization, by Rydex Board or the PowerShares Board, if either determines that the proceeding with the Reorganization is not in the best interests of the shareholders of the Rydex Fund or PowerShares Fund, respectively. The Plan of Reorganization also may be amended at any time, in accordance with its terms.

Invesco and Guggenheim Capital have made certain covenants in the Transaction Agreement regarding compliance with Section 15(f) of the 1940 Act, which, in pertinent part, provides a safe harbor for the receipt by an investment adviser or any of its affiliated persons of any amount or benefit in connection with certain transactions, such as the Transaction, involving an assignment of an investment management services agreement as long as two conditions are satisfied.

The first condition requires that no “unfair burden” be imposed on the investment company as a result of the Transaction, or as a result of any express or implied terms, conditions or understandings applicable to the

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Transaction. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor investment adviser), or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from such investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company (other than bona fide ordinary fees for principal underwriting services). No such compensation arrangements are contemplated in the Transaction. Guggenheim Capital and Invesco have agreed to refrain from imposing or seeking to impose, for a period of two years after the closing of the Transaction, any “unfair burden” on the Funds in the form of increased costs.

The second condition requires that, during the three-year period immediately following the closing of such transactions, at least 75% of the investment company’s board trustees not be “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the investment adviser or predecessor investment adviser. The PowerShares Board currently satisfies such 75% requirement. Invesco has agreed with Guggenheim Capital to use its reasonable best efforts to ensure continued satisfaction of the 75% requirement for the three-year period following the closing of the Transaction.

Shares You Will Receive

If the Reorganization occurs, the shares of the PowerShares Fund (and cash with respect to fractional shares, if any) to be issued to you in exchange for your Rydex Fund shares will have an aggregate NAV equal to the aggregate NAV of your corresponding Rydex Fund shares as of the close of business on the business day before the Closing Date of the Reorganization. You will have voting rights substantially similar to those you currently have, but as a shareholder of the PowerShares Fund.

Shares of each PowerShares Fund issued to the shareholders of its corresponding Rydex Fund pursuant to the Reorganization will be duly authorized, fully paid and non-assessable when issued, will be transferable without restriction and will have no preemptive or conversion rights.

Factors Considered by the Rydex Board in Approving the Plan of Reorganization

In August 2017, Guggenheim Capital shared with the Rydex Board its desire to sell its ETF business, including the Rydex Trust, to Invesco, a leading independent global investment management organization that has significant experience in the management of ETFs. As described more fully below, the proposed transaction would involve the reorganization of each Rydex Fund with and into a newly-created PowerShares Fund with substantially the same investment objectives and principal investment strategies and risks and fee and expense structure as the Rydex Fund. Senior executives of both Guggenheim Capital and Invesco met with the Board to provide additional information about the Reorganization and to respond to questions.

At this meeting, the trustees of the Rydex Board (the “Trustees”) were presented with information relating to a number of important considerations favoring the Reorganization, including, among others, the benefit to Rydex Fund shareholders from the reputation, financial strength and resources of Invesco; the fact that the investment objectives and principal investment strategies and risks of each PowerShares Fund would be substantially similar (and in some instances identical) to its corresponding Rydex Fund; the representation that there is not expected to be any diminution in the nature, quality and extent of services provided to the Rydex Funds and their shareholders as a result of the Reorganization; the access to Invesco’s distribution capabilities, which may create the potential for asset growth and a more stable asset base; the potential for increased economies of scale from operational efficiencies within a larger fund complex; the tax-free nature of each reorganization; the representation that each reorganization will occur at the NAV of each entity and therefore will not dilute the interests of Rydex Fund shareholders; and the fact that the management fee rate and annual fund operating expense ratio of each PowerShares Fund will be the same as its corresponding Rydex Fund.

The Rydex Board considered that the proposed Reorganization would involve a large number of smaller transactions, including the reorganizations described in this Proxy Statement/Prospectus, each of which would result in a Rydex Fund reorganizing into a PowerShares Fund. In its discussions, the Rydex Board made clear that,

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although the Reorganization of the Rydex Funds may well benefit the shareholders of the Rydex Funds as a whole, the Rydex Board would consider carefully the impact of the proposed Reorganization on each Rydex Fund and its shareholders individually and would evaluate each Reorganization independently.

With this in mind and as part of their evaluation of the proposed Reorganization, the Trustees requested and received a significant amount of information from Invesco. This included information about, among other things, the creation of the PowerShares Funds as new shell series of one of three PowerShares Trusts into which corresponding Rydex Funds would reorganize; the proposed fee and expense structure of the PowerShares Funds; the potential for diversification and economies of scale as a result of or following the Reorganization; and the investment personnel expected to be primarily responsible for the day-to-day management of the PowerShares Funds (as is described in more detail below). The fee and expense information included in this Proxy Statement/Prospectus may be based on different periods than the information that the Trustees considered. The Trustees requested additional information from representatives of Guggenheim Capital and Invesco as they considered appropriate. They met separately with a number of Trustees of the PowerShares Board and held a special telephonic board meeting on November 7, 2017 to further consider the Reorganization. Throughout this process, the Trustees met separately on numerous occasions with independent legal counsel to the Independent Trustees.

At a regular, quarterly meeting held on November 16, 2017, the Rydex Board, including all of the Independent Trustees, discussed the proposed Reorganization and its impact on shareholders. The Trustees then present at the Meeting considered and unanimously approved the Plan of Reorganization. The Rydex Board determined that each reorganization was in the best interests of the applicable Rydex Fund and that the interests of existing shareholders of each applicable Rydex Fund would not be diluted as a result of the reorganization.

The Trustees’ determinations were based on a comprehensive evaluation of the information provided to them. During their review, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. Although the Trustees considered broader issues arising in the context of the Transaction, their determinations with respect to each proposed Reorganization were made on a fund-by-fund basis. Set out below is a brief summary of the Trustees’ considerations of a number of the most important, but not necessarily all, of the factors considered by the Rydex Board and the Independent Trustees.

Investment Matters.

Investment Objectives, Principal Investment Strategies and Risks. The Trustees considered that each Rydex Fund would be reorganized into a new shell series of a PowerShares Trust. They noted that the investment objectives and principal investment strategies and risks of each PowerShares Fund are substantially similar (and in some instances identical) to its corresponding Rydex Fund.

Investment Personnel. The Trustees further considered Invesco’s representations that a team of 15 personnel that comprise its Global ETF Services Team will be primarily responsible for the day-to-day management of the PowerShares Funds. The Rydex Board considered the professional experience, education, affiliations and/or other credentials or qualifications of these investment professionals, including their tenure at Invesco and track record.

Fundamental and Non-Fundamental Investment Policies. The Trustees considered that the fundamental and non-fundamental investment policies of the PowerShares Funds will be substantially similar in all material respects to the fundamental and non-fundamental investment policies of the Rydex Funds, except for the primary differences discussed elsewhere in this Proxy Statement/Prospectus.

Index Providers. With respect to each Rydex Fund that seeks investment results that correspond generally to the performance, before fees and expenses, of an underlying index, the Trustees considered that each PowerShares Fund expects to use the same index as is currently used by the corresponding Rydex Fund. The Trustees took into account the representation from Invesco that the relevant licenses have been or will be transferred to Invesco.

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Self-Indexing. With respect to the single Rydex Fund that is self-indexed, the Rydex Board considered information provided with respect to the resources and capabilities of Invesco Indexing, a wholly-owned subsidiary of Invesco, which will support the operation of any PowerShares Funds that are self-indexed. The Rydex Board considered assurances from Invesco that it had dedicated staff and resources and the necessary compliance infrastructure to address potential conflicts of interest. The Trustees also considered that a number of Guggenheim Capital investment-related personnel who have been responsible for self-indexing are expected to transfer to Invesco in connection with the Transaction.

Investment Performance and Performance Oversight.

The Rydex Board considered that each PowerShares Fund will adopt the historical performance record of its corresponding Rydex Fund. The Rydex Board also considered information regarding the overall performance record of the PowerShares Funds, as well as information regarding the processes and analyses that IPCM employs for monitoring and determining the adequacy of fund performance, including the evaluation of tracking error, as applicable.

Reputation, Financial Strength and Resources of IPCM and Invesco.

The Rydex Board considered comprehensive information provided with respect to the reputation, financial strength and resources of IPCM and Invesco, including: Invesco’s decade long commitment to ETFs with significant investments and market success; Invesco’s client outcome philosophy combined with the firm’s breadth of investment capabilities; Invesco’s long-standing and deep relationships with top wealth management platforms in the U.S.; Invesco’s at-scale operational infrastructure and global ETF expertise; effective operational relationships with key participants across the ETF industry, including market makers, trading venues, custodians, service providers and regulators. In evaluating the resources of Invesco and the rationale for the Reorganizations, the Rydex Board also took into account the challenging operating environment for asset managers and broader industry trends, and, in this regard, considered Guggenheim Capital’s belief that the Rydex Funds should benefit from an organization of Invesco’s size and scale, as well as from Invesco’s range of services and products.

Fee and Expense Structures.

Fee Structure. In addition to their consideration of investment matters, the Trustees examined the expected impact of the Reorganization on the Rydex Funds’ fees and expenses. The Trustees considered that each PowerShares Fund has been organized with the same management fee structure as that of the corresponding Rydex Fund. Therefore, for every Rydex Fund that has a unitary fee structure, its corresponding PowerShares Fund also will have a unitary fee structure.

With respect to the proposed unitary fee structure for each applicable PowerShares Fund, the Trustees considered that such unitary fee structure for each PowerShares Fund is consistent with the unitary fee structure of the PowerShares ETF fund family. The Trustees further considered that under this structure, IPCM, as the investment adviser of the PowerShares Funds, will be responsible for the payment of all of the expenses of each PowerShares Fund, except for the fees paid under the advisory agreement, payments under the PowerShares Fund’s 12b-1 plan (none contemplated), brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. The Trustees noted that the proposed unitary fee of each PowerShares Fund will not exceed each Rydex Fund’s current unitary fee.

The Trustees also took into account representations from Invesco that the services to be provided to the Rydex Funds will not change and it does not expect any material change in the expenses to be incurred by a PowerShares Fund as compared to those currently incurred by the corresponding Rydex Fund. As each PowerShares Fund is proposed to have the same management fee and expense limitation structure (as discussed below) as its corresponding Rydex Fund, for a period of at least two years after the close of the Reorganization, shareholders are not expected to experience any increase in the management fee and total net expense ratio following the close of the Reorganization.

Expense Limitations. The Trustees considered that the expense limitations currently in effect for the Rydex Funds are contractual obligations on the part of Guggenheim Capital, and may only be changed by a vote of the

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majority of Trustees of the Rydex Funds. The Trustees took into account Invesco’s commitment that it would not, in any event, seek or propose to terminate or raise the expense limitation currently in place for each PowerShares Fund for a period of at least two years following a reorganization. Thus, the Trustees considered that the expense limitation for each PowerShares Fund would be a contractual commitment in effect for at least two years. The Trustees took into account Invesco’s representation that it has historically sought the termination or relaxation of an expense limitation only in unusual and isolated circumstances. The Trustees placed significant weight on Invesco’s assertion in this regard.

Invesco’s Distribution Capabilities and Economies of Scale.

Access to Invesco’s distribution capabilities may create the potential for asset growth and a more stable asset base, as well as increased economies of scale from operational efficiencies. In addition, increased scale through Invesco’s distribution capabilities may lead to better liquidity and narrower trading spreads.

Compliance and Risk.

The Rydex Board had an opportunity to review information provided by Invesco and presentations by Invesco’s representatives with respect to Invesco’s compliance policies and procedures and risk programs, including the most recent annual report of the Chief Compliance Officer. In addition, Invesco representatives responded to questions about the occurrence and status of regulatory examinations within the past two years.

Tax Considerations.

The Trustees considered the relative tax impacts of the reorganizations on the Rydex Funds and their shareholders. Each Reorganization is intended to qualify as a tax-free “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code and will not take place unless an opinion of counsel is provided to that effect. Assuming each Reorganization so qualifies, there is expected to be no gain or loss recognized by shareholders for U.S. federal income tax purposes as a direct result of the Reorganization (except with respect to cash received by a shareholder in lieu of fractional shares). The Trustees considered that a reorganization would not directly affect the ownership of a Rydex Fund and was not expected to have any effect on the size or expiration schedule of the Rydex Fund’s capital loss carryforwards, and that, as a result, the reorganization was not expected to affect either the ability of the corresponding PowerShares Fund to take advantage of such capital loss carryforwards or the size of the unrealized and realized gains and losses of the Rydex Fund.

Costs and Expenses of the Reorganizations.

The Rydex Board considered that the Plan of Reorganization provides that Invesco and Guggenheim Capital will bear the costs and expenses of the Rydex Funds and PowerShares Funds with respect to the Reorganizations, including costs or expenses associated with obtaining Board and shareholder approval, proxy solicitation expenses and legal fees, regardless of whether the Reorganizations are consummated.

Governance.

The Trustees considered information regarding the governance of the PowerShares Trusts and their oversight by the Trustees of the PowerShares Board. A number of the Trustees met with PowerShares Trustees, including the Chairman of the PowerShares Board, the Chair of the Audit Committee and the Chair of the Nominating and Governance Committee. They considered the experience and expertise of the Trustees of the PowerShares Board as part of their deliberations.

Conclusion.

The Independent Trustees of the Rydex Board, by unanimous, including a majority of the Independent Trustees, concluded that, based upon the factors and determinations summarized above, the Reorganization is in the best interests of each Rydex Fund and its shareholders.

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U.S. Federal Income Tax Consequences

The following is a general summary of some of the important U.S. federal income tax consequences of the Reorganization and is based upon the current provisions of the Internal Revenue Code (the “Code”), the existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account, such as an individual retirement account (IRA) or qualified retirement plan.

The Reorganization is intended to be tax-free. As a condition to consummation of the Reorganization, Stradley Ronon Stevens & Young, LLP, counsel to the PowerShares Trust, will deliver an opinion (“Tax Opinion”) to the Trusts to the effect that, based on the facts and assumptions stated therein (as well as certain representations of each Trust) and the existing federal income tax law, and conditioned on the Reorganization being completed in accordance with the Plan of Reorganization, for federal income tax purposes.

•	The Reorganization will qualify as a “reorganization” (as defined in section 368(a)(1) of the Code and each Fund will be a “party to a reorganization” (within the meaning of section 368(b) of the Code);

•	No Fund will recognize any gain or loss on the Reorganization;

•	The Rydex Funds’ shareholders will not recognize any gain or loss on the exchange of their Rydex Fund shares for corresponding PowerShares Fund shares, except with respect to cash received in lieu of fractional shares, if any;

•	The holding period for, and tax basis in, PowerShares Fund shares that a Rydex Fund shareholder receives pursuant to the Reorganization will include the holding period for, and will be the same as the aggregate tax basis in, the Rydex Fund shares the shareholder holds immediately before the Reorganization (reduced by the amount of any tax basis allocable to a fractional share for which cash is received, if any, and provided the shareholder holds the shares as capital assets at the time of the closing of the Reorganization); and

•	A PowerShares Fund’s tax basis in each asset the corresponding Rydex Fund transfers to it will be the same as the Rydex Fund’s tax basis therein immediately before the Reorganization, and the PowerShares Fund’s holding period for each such asset will include the Rydex Fund’s holding period therefore (except where a PowerShares Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period).

Notwithstanding the foregoing, no opinion will be expressed as to the tax consequences of the Reorganization on contracts or securities on which gain or loss is recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code. None of the Funds has requested or will request an advance ruling from the IRS as to the U.S. federal income tax consequences of the Reorganization.

The Tax Opinion is not binding on the Internal Revenue Service (“IRS”) or the courts and is not a guarantee that the tax consequences of the Reorganization will be as described above. If the Reorganization was consummated but the IRS or the courts were to determine that the Reorganization did not qualify as a tax-free reorganization under the Code, and thus was taxable, the applicable Rydex Fund would recognize gain or loss on the transfer of its assets to the corresponding PowerShares Fund, and each shareholder of the applicable Rydex Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Rydex Fund shares and the fair market value of the shares of the PowerShares Fund it received.

General Limitations on Capital Losses. Assuming a Reorganization qualifies as tax-free reorganization, as expected, each of the PowerShares Funds will succeed to the tax attributes of the corresponding Rydex Fund upon the closing of the Reorganization, including any capital loss carryovers that could have been used by each Rydex Fund to offset its future realized capital gains, if any, for federal income tax purposes. The capital loss carryovers of both Funds will be available to offset future gains recognized by the combined Fund. Capital losses of a Fund

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arising in taxable years beginning after December 22, 2010 may be carried forward indefinitely to offset future capital gains; capital losses arising in earlier taxable years generally may be carried forward only to each of the eight taxable years succeeding the loss year. Capital losses incurred in pre-enactment taxable years may not be used to offset capital gains until all net capital losses arising in post-enactment taxable years have been utilized. As a result, some net capital loss carryovers incurred in pre-enactment taxable years which otherwise would have been utilized under prior law may expire.

If, as is anticipated, at the time of the closing of the Reorganization, a PowerShares Fund has either no assets or de minimis assets incident to its organization, there will be no change of ownership of the corresponding Rydex Fund as a result of the Reorganization. Thus, a reorganization of a Rydex Fund into a PowerShares Fund is not expected to result in any limitation on the use by the PowerShares Fund of the Rydex Fund’s capital loss carryovers, if any. However, the capital losses of a PowerShares Fund, as the successor in interest to a Rydex Fund, may subsequently become subject to an annual limitation as a result of sales of the PowerShares Fund shares or other reorganization transactions in which the PowerShares Fund might engage post-Reorganization.

Appreciation in Value of Investments. Shareholders of a Rydex Fund will receive a proportionate share of any taxable income and gains realized by the corresponding PowerShares Fund and not distributed to its shareholders prior to the Reorganization when such income and gains are eventually distributed by the corresponding PowerShares Fund.

The foregoing description of the U.S. federal income tax consequences of the Reorganization applies generally to shareholders who are not tax-exempt investors and does not take into account your particular facts and circumstances. Consult your own tax adviser about the effect of state, local, foreign, and other tax laws because this discussion only relates to U.S. federal income tax laws.

Capitalization

The following tables show on an unaudited basis the capitalization of each Rydex Fund as of October 31, 2017. The PowerShares Funds are newly formed series the PowerShares Trusts that will commence operations upon consummation of the Reorganization. Therefore, the PowerShares Funds had no assets or shares outstanding as of October 31, 2017, and no estimated capitalization is available. The table also sets forth the pro forma combined capitalization of the combined Funds as if the Reorganization had occurred. If the Reorganization is consummated, the net assets, NAV per share and shares outstanding on the Closing Date will vary from the information below due to changes in the market value of the portfolio securities of the Rydex Funds between October 31, 2017 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of the Rydex Funds during that period resulting from income and distributions, and changes in the accrued liabilities of the Rydex Funds during the same period.

Each Rydex Fund shall be the accounting and performance survivor in the Reorganization, with the result that the corresponding PowerShares Fund, as the corporate survivor in the Reorganization, shall adopt the accounting and performance history of the Rydex Fund.

	Net Assets*	Shares Outstanding	Net Asset Value Per Share
Guggenheim S&P 100® Equal Weight ETF	$4,701,225	150,000	$31.34
PowerShares S&P 100® Equal Weight Portfolio	—	—	—
Pro Forma Adjustments to Capitalization	—	—	—
Pro forma Combined PowerShares Fund	$4,701,225	150,000	$31.34

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Guggenheim S&P 500® Equal Weight ETF	$14,226,624,836	147,302,663	$96.58
PowerShares S&P 500® Equal Weight Portfolio	—	—	—
Pro Forma Adjustments to Capitalization	—	—	—
Pro forma Combined PowerShares Fund	$14,226,624,836	147,302,663	$96.58

Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	$72,965,224	800,000	$91.21
PowerShares S&P 500® Equal Weight Consumer Discretionary Portfolio	—	—	—
Pro Forma Adjustments to Capitalization	—	—	—
Pro forma Combined PowerShares Fund	$72,965,224	800,000	$91.21

Guggenheim S&P 500® Equal Weight Consumer Staples ETF	$444,091,874	3,650,000	$121.67
PowerShares S&P 500® Equal Weight Consumer Staples Portfolio	—	—	—
Pro Forma Adjustments to Capitalization	—	—	—
Pro forma Combined PowerShares Fund	$444,091,874	3,650,000	$121.67

Guggenheim S&P 500® Equal Weight Energy ETF	$230,747,151	4,250,005	$54.29
PowerShares S&P 500® Equal Weight Energy Portfolio	—	—	—
Pro Forma Adjustments to Capitalization	—	—	—
Pro forma Combined PowerShares Fund	$230,747,151	4,250,005	$54.29

Guggenheim S&P 500® Equal Weight Financials ETF	$358,495,748	8,550,000	$41.93
PowerShares S&P 500® Equal Weight Financials Portfolio	—	—	—
Pro Forma Adjustments to Capitalization	—	—	—
Pro forma Combined PowerShares Fund	$358,495,748	8,550,000	$41.93

Guggenheim S&P 500® Equal Weight Health Care ETF	$650,617,453	3,700,000	$175.84
PowerShares S&P 500® Equal Weight Health Care Portfolio	—	—	—
Pro Forma Adjustments to Capitalization	—	—	—
Pro forma Combined PowerShares Fund	$650,617,453	3,700,000	$175.84

Guggenheim S&P 500® Equal Weight Industrials ETF	$226,584,005	2,000,000	$113.29
PowerShares S&P 500® Equal Weight Industrials Portfolio	—	—	—
Pro Forma Adjustments to Capitalization	—	—	—
Pro forma Combined PowerShares Fund	$226,584,005	2,000,000	$113.29

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Guggenheim S&P 500® Equal Weight Materials ETF	$194,020,069	1,800,000	$107.79
PowerShares S&P 500® Equal Weight Materials Portfolio	—	—	—
Pro Forma Adjustments to Capitalization	—	—	—
Pro forma Combined PowerShares Fund	$194,020,069	1,800,000	$107.79

Guggenheim S&P 500® Equal Weight Real Estate ETF	$24,561,289	900,000	$27.29
PowerShares S&P 500® Equal Weight Real Estate Portfolio	—	—	—
Pro Forma Adjustments to Capitalization	—	—	—
Pro forma Combined PowerShares Fund	$24,561,289	900,000	$27.29

Guggenheim S&P 500® Equal Weight Technology ETF	$1,509,832,746	10,600,000	$142.44
PowerShares S&P 500® Equal Weight Technology Portfolio	—	—	—
Pro Forma Adjustments to Capitalization	—	—	—
Pro forma Combined PowerShares Fund	$1,509,832,746	10,600,000	$142.44

Guggenheim S&P 500® Equal Weight Utilities ETF	$168,180,130	1,900,000	$88.52
PowerShares S&P 500® Equal Weight Utilities Portfolio	—	—	—
Pro Forma Adjustments to Capitalization	—	—	—
Pro forma Combined PowerShares Fund	$168,180,130	1,900,000	$88.52

Guggenheim S&P MidCap 400® Equal Weight ETF	$114,691,942	1,850,000	$62.00
PowerShares S&P MidCap 400® Equal Weight Portfolio	—	—	—
Pro Forma Adjustments to Capitalization	—	—	—
Pro forma Combined PowerShares Fund	$114,691,942	1,850,000	$62.00

Guggenheim S&P SmallCap 600® Equal Weight ETF	$31,665,550	600,000	$52.78
PowerShares S&P SmallCap 600® Equal Weight Portfolio	—	—	—
Pro Forma Adjustments to Capitalization	—	—	—
Pro forma Combined PowerShares Fund	$31,665,550	600,000	$52.78

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Guggenheim MSCI Emerging Markets Equal Country Weight ETF	$13,433,700	400,000	$33.58
PowerShares MSCI Emerging Markets Equal Country Weight Portfolio	—	—	—
Pro Forma Adjustments to Capitalization	—	—	—
Pro forma Combined PowerShares Fund	$13,433,700	400,000	$33.58

Guggenheim S&P 500® Top 50 ETF	$686,711,118	3,750,785	$183.08
PowerShares S&P 500® Top 50 Portfolio	—	—	—
Pro Forma Adjustments to Capitalization	—	—	—
Pro forma Combined PowerShares Fund	$686,711,118	3,750,785	$183.08

Guggenheim S&P 500® Pure Growth ETF	$2,214,956,477	21,400,299	$103.50
PowerShares S&P 500® Pure Growth Portfolio	—	—	—
Pro Forma Adjustments to Capitalization	—	—	—
Pro forma Combined PowerShares Fund	$2,214,956,477	21,400,299	$103.50

Guggenheim S&P 500® Pure Value ETF	$830,506,700	13,302,836	$62.43
PowerShares S&P 500® Pure Value Portfolio	—	—	—
Pro Forma Adjustments to Capitalization	—	—	—
Pro forma Combined PowerShares Fund	$830,506,700	13,302,836	$62.43

Guggenheim S&P MidCap 400® Pure Growth ETF	$585,169,886	3,900,021	$150.04
PowerShares S&P MidCap 400® Pure Growth Portfolio	—	—	—
Pro Forma Adjustments to Capitalization	—	—	—
Pro forma Combined PowerShares Fund	$585,169,886	3,900,021	$150.04

Guggenheim S&P MidCap 400® Pure Value ETF	$108,015,064	1,650,499	$65.44
PowerShares S&P MidCap 400® Pure Value Portfolio	—	—	—
Pro Forma Adjustments to Capitalization	—	—	—
Pro forma Combined PowerShares Fund	$108,015,064	1,650,499	$65.44

Guggenheim S&P SmallCap 600® Pure Growth ETF	$238,903,694	2,150,004	$111.12
PowerShares S&P SmallCap 600® Pure Growth Portfolio	—	—	—
Pro Forma Adjustments to Capitalization	—	—	—
Pro forma Combined PowerShares Fund	$238,903,694	2,150,004	$111.12

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Guggenheim S&P SmallCap 600® Pure Value ETF	$236,794,592	3,350,040	$70.68
PowerShares S&P SmallCap 600® Pure Value Portfolio	—	—	—
Pro Forma Adjustments to Capitalization	—	—	—
Pro forma Combined PowerShares Fund	$236,794,592	3,350,040	$70.68

Guggenheim Multi-Factor Large Cap ETF	$1,290,361	50,000	$25.81
PowerShares Multi-Factor Large Cap Portfolio	—	—	—
Pro Forma Adjustments to Capitalization	—	—	—
Pro forma Combined PowerShares Fund	$1,290,361	50,000	$25.81

*	Invesco and Guggenheim Capital will bear, or will arrange for an entity under common ownership of Invesco or Guggenheim Capital to bear, 100% of the costs incurred in connection with the Reorganizations, therefore Net Assets have not been adjusted for any expenses expected to be incurred in connection with the Reorganization.

INFORMATION ABOUT THE MEETING

Shares Outstanding and Entitled to Vote

Only the shareholders of record of each Rydex Fund at the close of business on the Record Date will be entitled to vote at the Meeting. On that date, the number of shares outstanding of each Rydex Fund was as follows:

Fund	Shares Outstanding and Entitled to Vote
Guggenheim S&P 100® Equal Weight ETF	[ ]
Guggenheim S&P 500® Equal Weight ETF	[ ]
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	[ ]
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	[ ]
Guggenheim S&P 500® Equal Weight Energy ETF	[ ]
Guggenheim S&P 500® Equal Weight Financials ETF	[ ]
Guggenheim S&P 500® Equal Weight Health Care ETF	[ ]
Guggenheim S&P 500® Equal Weight Industrials ETF	[ ]
Guggenheim S&P 500® Equal Weight Materials ETF	[ ]
Guggenheim S&P 500® Equal Weight Real Estate ETF	[ ]
Guggenheim S&P 500® Equal Weight Technology ETF	[ ]
Guggenheim S&P 500® Equal Weight Utilities ETF	[ ]
Guggenheim S&P MidCap 400® Equal Weight ETF	[ ]
Guggenheim S&P SmallCap 600® Equal Weight ETF	[ ]
Guggenheim MSCI Emerging Markets Equal Country Weight ETF	[ ]
Guggenheim S&P 500® Top 50 ETF	[ ]
Guggenheim S&P 500® Pure Growth ETF	[ ]
Guggenheim S&P 500® Pure Value ETF	[ ]
Guggenheim S&P MidCap 400® Pure Growth ETF	[ ]
Guggenheim S&P MidCap 400® Pure Value ETF	[ ]
Guggenheim S&P SmallCap 600® Pure Growth ETF	[ ]
Guggenheim S&P SmallCap 600® Pure Value ETF	[ ]
Guggenheim Multi-Factor Large Cap ETF	[ ]

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Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shareholders will receive one vote for every whole Fund share owned, and each fractional share, if any, is entitled to a proportionate fractional vote. Each Fund will vote separately on matters relating solely to that Fund.

Required Vote

Approval of the Plan of Reorganization as to each Rydex Fund will require an affirmative vote of a “1940 Act majority,” which is the lesser of (a) 67% or more of the outstanding voting securities present for each Rydex Fund at the Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote of such Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of such Fund entitled to vote. Abstentions and broker non-votes are not considered votes “FOR” the Reorganization at the Meeting. As a result, abstentions and broker non-votes have the same effect as a vote against the Reorganization because approval of the Reorganization requires the affirmative vote of a percentage of the voting securities present or represented by proxy or a percentage of the outstanding voting securities.

Each Rydex Fund will vote independently of each other; this means that the approval of the Plan of Reorganization by one Rydex Fund is not contingent on the approval of the Plan by any other Rydex Fund. However, the Reorganization will not close unless the conditions to the closing of the Transaction Agreement are met or waived by the applicable parties. One condition to both parties’ obligations to effect the closing under the Transaction Agreement is that the annualized revenues of Guggenheim Capital’s ETF business as of a date shortly prior to the closing under the Transaction Agreement are at least 70% of those revenues as of September 8, 2017, calculated in a manner that excludes the impact of market movements and any Rydex Funds that have not received shareholder approval for the Reorganization by the calculation date. If this condition (or other applicable conditions) are not met or waived, the Reorganization will not be consummated, even if shareholders of the Rydex Funds approved the Reorganization, and the Rydex Funds will not be combined with the PowerShares Funds.

If the Plan of Reorganization is not approved by shareholders of any Rydex Fund by the time of closing of the Transaction, it is anticipated that the Rydex Fund would follow Rule 15a-4 under the 1940 Act, which permits the Rydex Board to approve, and for the Rydex Fund to enter into an interim investment advisory contract with IPCM pursuant to which IPCM, as an interim adviser may serve as the investment adviser to the Rydex Fund for a period not to exceed 150 days following the termination of the current advisory agreement(s) to be able to continue uninterrupted portfolio management services for such Rydex Fund. After the 150 day period has expired, if shareholders of a Rydex Fund have still not approved the Reorganization, the Rydex Board will consider what additional action to take.

A vote of the shareholders of the PowerShares Funds is not needed to approve the Plan of Reorganization.

The Rydex Board Unanimously Recommends Approval of the Plan of Reorganization.

Cost of the Meeting

The cost of the Meeting, including the costs of retaining the proxy solicitor, preparing and mailing of the notice, Proxy Statement/Prospectus, and the solicitation of proxies, including reimbursement to broker-dealers and others who forwarded proxy materials to their clients, will be borne by SI, IPCM and/or their affiliates. The estimated cost of retaining [AST Fund Solutions, LLC] is approximately $[            ]. The Funds will not bear any costs or expenses, directly or indirectly, related to the Transaction and the Reorganizations, regardless of whether the Reorganization is consummated.

Information about Proxies and the Conduct of the Meeting

Proxy Solicitation. The principal solicitation of proxies will be by the mailing of this Proxy Statement/Prospectus on or about [     ], but proxies may also be solicited by telephone and/or in person by representatives of the Rydex Trust, regular employees of SI or its affiliate(s), or [AST Fund Solutions, LLC], a private proxy services firm. If we have not received your vote as the date of the Meeting approaches, you may receive a telephone call from these parties to ask for your vote. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals.

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Voting Process. You can vote in any one of the following ways: (i) by mail, by filling out and returning the enclosed proxy card; (ii) by phone or Internet (see enclosed proxy card for instructions); or (iii) in person at the Meeting. Shares represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given on a duly executed proxy, the proxy will be voted in favor of the Plan of Reorganization.

Quorum. A quorum of shareholders is necessary to hold a valid meeting of each Rydex Fund. A quorum is constituted with respect to each Rydex Fund by presence in person or by proxy of the holders of one-third of the outstanding shares of such Rydex Fund entitled to vote at the Meeting. In determining whether a quorum is present, abstentions and “broker non-votes” will be treated as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of the Plan of Reorganization, these shares will have the same effect as if they cast votes against the Plan. “Broker non-votes” are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power, and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

Revocation of Proxies. You may revoke your proxy: (i) at any time prior to its exercise by written notice of its revocation to the secretary of the Rydex Trust prior to the Meeting; (ii) by the subsequent execution and timely return of another proxy prior to the Meeting (following the methods noted above); or (iii) by being present and voting in person at the Meeting and giving oral notice of revocation to the chair of the Meeting. However, attendance in-person at the Meeting, by itself, will not revoke a previously tendered proxy.

Adjournments; Other Business

Adjournments. If a quorum is not present at the Meeting as to one or more Rydex Funds, or if a quorum is present at the Meeting as to a Rydex Fund but such Fund has not received sufficient votes by the time of the Meeting to approve the Plan of Reorganization, or if other matters arise requiring shareholder attention, the persons named as proxies, or their substitutes, may propose that such Meeting be adjourned one or more times to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. The persons named as proxies will vote those proxies that they are entitled to vote “FOR” the Plan of Reorganization in favor of such an adjournment, and will vote those proxies required to be voted “AGAINST” the Plan, against such an adjournment. The proxies will not vote any shares for which they are directed to abstain from voting on the Plan of Reorganization. Any adjourned session or sessions of the Meeting may be held within a reasonable time after the date set for the original meeting without the necessity of further notice.

Shareholders Sharing the Same Address. As permitted by law, only one copy of this Proxy Statement/Prospectus may be delivered to shareholders residing at the same address, unless such shareholders have notified the Rydex Trust of their desire to receive multiple copies of the shareholder reports and proxy statements that the Rydex Trust sends. If you would like to receive an additional copy, please contact the Rydex Trust by writing to the Rydex Trust’s address, or by calling the telephone number shown on the front page of this Proxy Statement/Prospectus. The Rydex Trust will then promptly deliver, upon request, a separate copy of this Proxy Statement/Prospectus to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Rydex Trust’s shareholder reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

Other Business. The Meeting has been called to transact any business that properly comes before it. The Rydex Board does not know of any matters to be presented at the Meeting other than those set forth in this Proxy Statement/Prospectus. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

Shareholder Proposals at Future Meetings. The Rydex Trust is not required to, and does not, hold annual shareholder meetings. Nonetheless, the Rydex Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Rydex Trust’s Governing

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Documents. Shareholders who wish to present a proposal for action at a future meeting should submit a written proposal to the Secretary of the Rydex Trust, c/o Rydex ETF Trust, 702 King Farm Boulevard, Suite 200, Rockville, Maryland 20850, for inclusion in a future proxy statement. Shareholder proposals to be presented at any future meeting of the Rydex Trust must be received by the Rydex Trust in writing within a reasonable amount of time before the Trust solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

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APPENDIX A – FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is adopted as of this      day of             , 201     by and among: (i) each of the Guggenheim and Rydex open-end registered investment companies identified as a Target Entity on Exhibit A hereto (each a “Target Entity”) separately, on behalf of its respective series identified on Exhibit A hereto (each a “Target Fund”); and (ii) each of the Invesco PowerShares open-end registered investment companies identified as an Acquiring Entity on Exhibit A hereto (each an “Acquiring Entity”), separately on behalf of its respective series identified on Exhibit A hereto (each an “Acquiring Fund”). Security Investors, LLC (“Security Investors”), Guggenheim Funds Investment Advisors, LLC (“GFIA”) and Guggenheim Partners Investment Management, LLC (“GPIM”) join this Agreement solely for purposes of Sections 1.2(f), 5.1(a), 5.1(e), 9.2, 14 and 16.3. Invesco PowerShares Capital Management LLC (“IPCM”) joins this agreement solely for purposes of Sections 1.2(f), 5.1(a), 9.2, 14, and 16.3.

WHEREAS, the parties hereto intend for each Acquiring Fund and the corresponding Target Fund (as set forth in Exhibit A hereto) to enter into a transaction pursuant to which: (i) the Acquiring Fund will acquire the Assets and Liabilities (as each such term is defined in Section 1.2) of the Target Fund in exchange for shares of the corresponding Acquiring Fund of equal value to the net assets of the Target Fund being acquired, and (ii) the Target Fund will distribute such shares of the Acquiring Fund to shareholders of the Target Fund, in connection with the liquidation of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (each such transaction, a “Reorganization” and collectively, the “Reorganizations”). Each Acquiring Fund is, and will be immediately prior to Closing (defined in Section 3.1), a shell series, without assets (other than seed capital) or liabilities, created for the purpose of acquiring the Assets and Liabilities (each as defined in Section 1.2) of the Target Fund;

WHEREAS, each Target Entity and each Acquiring Entity is an open-end, registered investment company of the management type; and

WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization and liquidation with respect to each Reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (“Code”).

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	DESCRIPTION OF THE REORGANIZATIONS

1.1. It is the intention of the parties hereto that each Reorganization described herein shall be conducted separately of the others, and a party that is not a party to a Reorganization shall incur no obligations, duties or liabilities with respect to such Reorganization by reason of being a party to this Agreement. If any one or more Reorganizations should fail to be consummated, such failure shall not affect the other Reorganizations in any way.

1.2. Provided that all conditions precedent to a Reorganization set forth herein have been satisfied or, to the extent legally permissible, waived as of the Closing Time (defined in Section 3.1), and based on the representations and warranties each party provides to the others, each Target Entity and its corresponding Acquiring Entity agree to take the following steps with respect to their Reorganization(s), the parties to which are set forth in Exhibit A:

(a) The Target Fund shall transfer all of its Assets, as defined and set forth in Section 1.2(b), to the Acquiring Fund, and the Acquiring Fund in exchange therefor shall assume the Liabilities, as defined and set forth in Section 1.2(c), and deliver to the Target Fund the number of Acquiring Fund shares, plus cash in lieu of fractional shares, all as determined in the manner set forth in Section 2.

(b) The assets of the Target Fund to be transferred to the Acquiring Fund shall consist of all assets and property, including, without limitation, all rights, cash, securities, commodities and futures interests, forwards, swaps and other financial instruments, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation, any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, and choses in action, copies of all books and records belonging to the Target Fund (including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”)), any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing Time, and all interests, rights, privileges and powers, other than the Target Fund’s rights under this Agreement on the Valuation Date as defined in Section 2.1(a) (collectively, “Assets”), but excluding (i) the estimated costs of extinguishing any Excluded Liability (as defined in Section 1.2(c))and (ii) any service agreements to which the Target Fund is a party (collectively, “Excluded Assets”). The Assets of the Target Fund shall be delivered to the Acquiring Fund free and clear of all liens, encumbrances, hypothecations and claims whatsoever, and there shall be no restrictions on the full transfer thereof. For the avoidance of doubt, any Excluded Assets shall remain the property of the Target Fund and Acquiring Fund shall have no rights thereunder.

(c) The Acquiring Fund shall assume only those liabilities, expenses, costs, charges and reserves reflected on the Statement of Assets and Liabilities of the Target Fund prepared on behalf of the Target Fund, as of the Valuation Date, in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied from the prior audited period, (collectively, “Liabilities”). For the avoidance of doubt, the Acquiring Fund shall assume only those Liabilities reflected in such Statement of Assets and Liabilities of the Target Fund and shall not assume any other liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of the Target Fund, including any Liabilities related to or arising from the Excluded Assets (collectively, the “Excluded Liabilities”), which, for the avoidance of doubt, shall include those Excluded Liabilities set forth in Schedule 1.2(c). The Target Fund will use its reasonable best efforts to discharge all known Liabilities prior to or at the Valuation Date (as defined in Section 2.1(a)) to the extent permissible and consistent with its own investment objectives and policies. The Assets minus the Liabilities of a Target Fund shall be referred to herein as the Target Fund’s “Net Assets.” Notwithstanding anything contained herein to the contrary, the Excluded Liabilities are not, and shall not be, assumed by the Acquiring Fund, and all Excluded Liabilities shall remain the liabilities of the Target Fund.

(d) As soon as is reasonably practicable after the Closing, the Target Fund will distribute to its shareholders of record (“Target Fund Shareholders”) the shares of the Acquiring Fund received by the Target Fund pursuant to Section 1.2(a), as set forth in Exhibit A, on a pro rata basis, and without further notice the outstanding shares of the Target Fund will be redeemed and cancelled as permitted by its Governing Documents (as defined in Section 4.1) and applicable law, and the Target Fund will as promptly as practicable completely liquidate and dissolve as permitted by its Governing Documents and applicable law. Such distribution to the Target Fund Shareholders and liquidation of the Target Fund will be accomplished by the transfer of the Acquiring Fund’s shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. The aggregate net asset value of the Acquiring Fund’s shares to be so credited to the corresponding Target Fund Shareholders shall be equal to the aggregate net asset value of the corresponding Target Fund’s shares owned by the Target Fund Shareholders on the Valuation Date, plus cash in lieu of fractional shares. The Acquiring Fund shall not issue certificates representing shares in connection with such exchange.

(e) Ownership of the Acquiring Fund’s shares will be shown on its books, as such are maintained by the Acquiring Fund’s transfer agent.

(f) Beginning at least [fifteen (15) business days] prior to the Valuation Date, the Target Fund will provide [IPCM and the Acquiring Fund] with a daily schedule of the Assets then held by the Target Fund. At least [ten (10) business days] prior to the Valuation Date, IPCM, on behalf of the Acquiring Fund, will advise Security Investors, GFIA, GPIM and the Target Fund of any investments of the Target Fund shown on the Target Fund’s schedule of Assets that the Acquiring Fund would not be permitted to hold (i) under its investment restrictions; (ii) under applicable law; or (iii) because the transfer of such investments would result in material operational or administrative difficulties (including relating to valuation matters) to the Acquiring Fund in connection with facilitating the orderly transition of the Target Fund’s Assets to the Acquiring Fund. Under such circumstances, to the extent practicable, the Target Fund will, if requested by the Acquiring Fund and, to the extent permissible and consistent with its own investment objectives and policies and the fiduciary duties of the investment adviser responsible for the portfolio management of the Target Fund, dispose of such investments prior to the Valuation Date. Notwithstanding the foregoing, nothing herein will permit or require the

Target Fund to dispose of any Assets, if, in the reasonable judgment of the Target Entity’s board of trustees or the Target Fund’s investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for U.S. federal income tax purposes, or would adversely affect the Target Fund’s status as a “regulated investment company” under the Code or would otherwise not be in the best interests of the Target Fund.

(g) Any transfer taxes payable upon issuance of the Acquiring Fund’s shares in a name other than the registered holder of the Target Fund’s shares on the books and records of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom the Acquiring Fund’s shares are to be issued and transferred.

(h) Immediately after the Closing Time, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books.

2.	VALUATION

2.1. With respect to each Reorganization:

(a) The value of the Target Fund’s Assets shall be the value of such Assets computed as of immediately after the close of regular trading on the New York Stock Exchange (“NYSE”), which shall reflect the declaration of any dividends, on the business day immediately preceding the Closing Date (the “Valuation Date”), using the valuation procedures set forth in the then-current prospectus for the Target Fund and the valuation procedures established by the Target Entity’s board of trustees. On the Valuation Date, the Target Fund shall record the value of the Assets, as valued pursuant to this Section 2.1(a), on a valuation report (the “Valuation Report”) and deliver a copy of the Valuation Report to the Acquiring Fund by [7:00 p.m.] (Eastern time) on the Valuation Date.

(b) The net asset value per share of the Acquiring Fund shares issued in connection with the Reorganization shall be the net asset value per share of the Target Fund as of the close of business on the Valuation Date.

(c) The number of Acquiring Fund shares issued in exchange for the Target Fund’s Net Assets shall equal the number of shares of the Target Fund outstanding as of the Valuation Date. All Acquiring Fund shares delivered to a Target Fund will be delivered at net asset value without the imposition of a sales load, commission, transaction fee or other similar fee.

(d) All computations of value shall be made by the Target Fund or its designated recordkeeping agent using the valuation procedures described in this Section 2 and shall be subject to review by the Acquiring Fund and/or its recordkeeping agent, and, if requested by either the Target Entity or the Acquiring Entity, by the independent registered public accountant of the requesting party.

3.	CLOSING AND CLOSING DATE

3.1. Each Reorganization shall close on the date of the closing of the transactions contemplated by that certain Transaction Agreement (the “Transaction Agreement”) dated as of September 28, 2017 between Invesco Ltd., a Bermuda corporation, and Guggenheim Capital, LLC, a Delaware limited liability company, or such other date as the parties may agree with respect to any or all Reorganizations (the “Closing Date”). All acts taking place at the closing of a Reorganization (“Closing”) shall, subject to the satisfaction or waiver of the conditions in this Agreement, be deemed to take place simultaneously as of immediately prior to the opening of regular trading on the NYSE on the Closing Date of that Reorganization unless otherwise agreed to by the parties (the “Closing Time”). The Closing of each Reorganization shall be held in person, by facsimile, email or such other communication means as the parties may reasonably agree. The Target Fund shall notify the Acquiring Fund of any portfolio security held by the Target Fund in other than book-entry form at least [five (5) business days] prior to the Closing Date.

3.2. With respect to each Reorganization:

(a) The Target Fund’s portfolio securities, investments or other assets that are represented by a certificate or other written instrument shall be transferred and delivered by the Target Fund as of the Closing Time to the Acquiring Fund’s custodian for the account of the Acquiring Fund duly endorsed in proper form for transfer and in such condition as to constitute good delivery thereof. The Target Fund shall direct the Target Fund’s custodian (the “Target Custodian”) to deliver to the Acquiring Fund’s custodian as of the Closing Date by book entry, in accordance with the customary practices of Target Custodian and any securities depository (as defined in Rule 17f-4 under the 1940 Act), in which the Assets are deposited, the Target Fund’s portfolio securities and instruments so held. The Target Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Target Custodian to the Acquiring Fund’s custodian. Such presentation shall be made for examination no later than [five (5) business days] preceding the Closing Date, and such certificates and other written instruments shall be transferred and delivered by the Target Fund as of the Closing Time for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as specified by the Acquiring Fund’s custodian so as to constitute good delivery thereof. The cash to be transferred by the Target Fund shall be delivered to the Acquiring Fund’s custodian by wire transfer of federal funds or other appropriate means on the Closing Date. If the Target Fund is unable to make such delivery on the Closing Date in the manner contemplated by this Section for the reason that any of such securities or other investments purchased prior to the Closing Date have not yet been delivered to the Target Fund or its broker, then the Acquiring Fund may, in its sole discretion, waive the delivery requirements of this Section with respect to said undelivered securities or other investments if the Target Fund has, by or on the Closing Date, delivered to the Acquiring Fund or its custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or its custodian, such as brokers’ confirmation slips.

(b) The Target Entity shall direct the Target Custodian for the Target Fund to deliver, at the Closing, a certificate of an authorized officer stating that (i) except as permitted by Section 3.2(a), the Assets have been delivered in proper form to the Acquiring Fund no later than the Closing Time on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal, state and foreign stock transfer stamps, if any, have been paid or provision for payment has been made. At the Closing, or as soon as practicable thereafter, the Acquiring Entity will cause the custodian for the Acquiring Fund to deliver a certificate of an authorized officer acknowledging that the Acquiring Fund has received the Target Fund portfolio securities, cash and any other Assets as of the final settlement date for such transfers.

(c) At such time prior to the Closing Date as the parties mutually agree, the Target Fund shall provide instructions and related information to the Acquiring Fund or its transfer agent with respect to the Target Fund Shareholders, including names, addresses, dividend reinvestment elections, if any, and tax withholding status of the Target Fund Shareholders as of the date agreed upon (such information to be updated as of the Closing Date, as necessary). The Acquiring Fund and its transfer agent shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, information or documentation, but shall, in each case, assume that such instruction, information or documentation is valid, proper, correct and complete.

(d) The Target Entity shall direct the transfer agent for a Target Fund (the “Target Transfer Agent”) to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records, as provided to the Acquiring Fund, contain the names and addresses of the Target Fund Shareholders and the number of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Secretary of the Target Fund a confirmation evidencing the Acquiring Fund shares to be credited on the Closing Date, or provide other evidence satisfactory to the Target Entity that such Acquiring Fund’s shares have been credited to the Target Fund Shareholders’ accounts on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

(e) In the event that on the Valuation Date or the Closing Date (i) the NYSE or another primary trading market for portfolio securities of the Target Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (ii) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the board of trustees of the Acquiring Entity or the Target Entity, or the authorized officers of such entities, accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund, respectively, is impracticable, the Valuation Date and the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such later dates as may be mutually agreed in writing by an authorized officer of each party.

4.	REPRESENTATIONS AND WARRANTIES

4.1. Each Target Entity, on behalf of itself or, where applicable a Target Fund, represents and warrants to the corresponding Acquiring Entity and Acquiring Fund as follows:

(a) The Target Entity is a statutory trust organized under the laws of the State of Delaware, validly existing and in good standing and with power under the Target Entity’s governing documents (including bylaws), as applicable (“Governing Documents”), to own all of its Assets, to carry on its business as it is now being conducted and to enter into this Agreement and perform its obligations hereunder. The Target Fund is a duly established and designated separate series of the Target Entity;

(b) The Target Entity is a registered investment company classified as a management company of the open-end type, and its registration with the U.S. Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act, and the registration of the shares of the Target Fund under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect, and will be in full force and effect on the Closing Date, and no action or proceeding to revoke or suspend such registrations is pending, or to the knowledge of the Target Fund, threatened. All issued and outstanding shares of the Target Fund have been offered for sale in conformity in all material respects with applicable federal and state securities laws;

(c) No consent, approval, authorization, or order of any court or governmental authority or the Financial Industry Regulatory Authority (“FINRA”) is required for the consummation by the Target Fund and the Target Entity of the transactions contemplated herein, except such as have been obtained or will be obtained prior to the Closing Date under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico) and the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “Hart-Scott-Rodino Act”), each of which, as required, shall have been obtained on or prior to the Closing Date. No consent of or notice to any other third party or entity is required for the consummation by the Target Fund of the transactions contemplated by this Agreement;

(d) The prospectus and statement of additional information and current shareholder reports of the Target Fund, and each prospectus and statement of additional information and shareholder reports of the Target Fund used at all times during the three (3) years prior to the date of this Agreement, conform or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) The Target Fund is in compliance in all material respects with, and during the three (3) years prior to the date of this Agreement was in compliance in all material respects with, the requirements of, and the rules and regulations under, the 1933 Act, the 1934 Act and the 1940 Act, state securities laws and all other applicable federal and state laws or regulations. The Target Fund is in compliance in all material respects with, and during the three (3) years prior to the date of this Agreement was in compliance in all material respects with, its investment objectives, policies, guidelines and restrictions and compliance procedures, and the value of the Net Assets of the Target Fund is, and during such period was, determined using portfolio valuation methods that, in the reasonable judgment of the Target Fund, comply in all material respects with the requirements of the 1940 Act and the rules and regulations of the Commission thereunder and the pricing and valuation policies of the Target Fund and there have been no material miscalculations of the net asset value of the Target Fund or the net asset value per share of the Target Fund during the twelve (12) month period preceding the date hereof that have not been remedied or will not be remedied prior to the Closing Date in accordance with industry practice that, individually or in the aggregate, would have a material adverse effect on the Target Fund or its Assets, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act. All advertising and sales material used by the Target Fund during the twelve (12) months prior to the date of this Agreement complied in all material respects, at the time such material was used, with applicable law and the rules and regulations of the FINRA;

(f) Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Fund, the Target Fund will as of the Closing Time have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets free of adverse claims, including any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, free of adverse claims and subject to no restrictions on the full transfer thereof, including, without limitation, such restrictions as might arise under the 1933 Act, provided that the Acquiring Fund will, as applicable, acquire assets that are segregated as collateral for the Target Fund’s derivative positions, including without limitation as collateral for swap positions and as margin for futures positions, subject to such segregation and liens that apply to such Assets;

(g) Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Fund, the Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Target Entity’s Governing Documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund or the Target Entity is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any lien, encumbrance, penalty or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund or Target Entity is a party or by which it is bound;

(h) Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Fund, all material contracts or other commitments of the Target Fund (other than this Agreement and certain investment contracts, including swap agreements, options, futures and forward contracts) will terminate or be terminated with respect to the

Target Fund without liability to the Target Fund or may otherwise be assigned to the Acquiring Fund without the payment of any fee (penalty or otherwise) or acceleration of any obligations of the Target Fund on or prior to the Closing Date;

(i) Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body, regulatory agency or FINRA is presently pending or, to the Target Fund’s knowledge, threatened against the Target Fund that, if adversely determined, would materially and adversely affect the Target Fund’s financial condition or the conduct of its business or the Target Fund’s ability to consummate the transactions contemplated by this Agreement. The Target Fund and the Target Entity, without any special investigation or inquiry, know of no facts that might form the basis for the institution of such proceedings and neither the Target Entity nor the Target Fund is a party to or subject to the provisions of any order, decree or judgment of any court, governmental body, regulatory agency or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated. Neither the Target Entity nor the Target Fund is in violation of, or has violated, nor, to the knowledge of the Target Entity, is under investigation with respect to or has been threatened to be charged with or given notice of any violation of, any applicable law or regulation. The Target Fund (i) does not have outstanding any option to purchase or other right to acquire shares of the Target Fund issued or granted by or on behalf of the Target Fund to any person; (ii) has not entered into any contract or agreement or amendment of any contract or agreement or terminated any contract or agreement, in each case material to the operation of the Target Fund, except as otherwise contemplated by this Agreement or as disclosed to the Acquiring Fund; (iii) has not incurred any indebtedness, other than in the ordinary course of business consistent with the investment objective and policies of the Target Fund; (iv) has not entered into any amendment of its Governing Documents that has not been disclosed to the Acquiring Fund; (v) does not have outstanding any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business) upon any asset of the Target Fund other than a lien for taxes not yet due and payable; and (vi) has not entered into any agreement or made any commitment to do any of the foregoing except as disclosed to the Acquiring Fund;

(j) The financial statements of the Target Fund for the Target Fund’s most recently completed fiscal year have been audited by the independent registered public accounting firm identified in the Target Fund’s prospectus or statement of additional information included in the Target Fund’s registration statement on Form N-1A. Such statements, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding the Target Fund’s most recently completed fiscal year, if any, were prepared in accordance with GAAP consistently applied, and such statements (copies of which have been furnished or made available to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Target Fund has been disclosed or is required to be disclosed in the Target Fund’s reports on Form N-CSR and, to the knowledge of the Target Fund, no such disclosure will be required as of the Closing Date;

(k) Since the last day of the Target Fund’s most recently completed fiscal year, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, except as otherwise disclosed to and accepted by the Acquiring Fund in writing. For the purposes of this subparagraph, a decline in net asset value due to declines in market values of securities held by the Target Fund, the redemption of the Target Fund’s shares by shareholders of the Target Fund or the discharge of the Target Fund’s ordinary course liabilities shall not constitute a material adverse change;

(l) On the Closing Date, all material Tax Returns (as defined below) of the Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof. To the Target Fund’s knowledge, no such Tax Return is currently under audit by any federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Tax Returns; there are no levies, liens or other encumbrances on the Target Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; and adequate provision has been made in the Target Fund financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements. The Target Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of distributions on and redemptions of its shares of beneficial interest and to withholding in respect of distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder. As used in this Agreement, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, excise tax and withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax. “Tax Return” means reports, returns, information returns, dividend reporting forms, elections, agreements, declarations, or other documents or reports of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed or furnished or required to be furnished with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto);

(a) The Target Fund: (i) is not (and will not be as of the Closing Date) classified as a partnership, and instead is (and will be as of the Closing Date) classified as an association that is subject to tax as a corporation for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service

(the “Service”) or is a “publicly traded partnership” (as defined in Section 7704(b) of the Code) that is treated as a corporation for federal tax purposes, (ii) has elected to be a regulated investment company under Subchapter M of the Code, and (iii) is a “fund,” as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation under Section 851(g)(1) of the Code. The Target Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date, and for each such taxable year (or portion thereof), the Target Fund has been eligible to compute its federal income tax under Section 852 of the Code. The Target Fund will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d)(1) of the Code as of the last taxable year quarter end of the Target Fund closing on or before the Closing Date. The Target Fund has not had at any time since its inception (and will not have as of the Closing Date) any material tax liability under Sections 852 or 4982 of the Code for any period ended on or before the Closing Date. The Target Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply to the Target Fund;

(b) The Target Fund has not changed its taxable year end within the most recent 48-month period ending on                  , 201    , and it does not intend to change its taxable year end prior to the Closing Date;

(c) The Target Fund has not undergone, has not agreed to undergo, nor is required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Target Fund (including the Acquiring Fund as its successor) will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date; (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income tax law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date;

(d) The Target Fund has not been notified in writing that any examinations of the Tax Returns of the Target Fund are currently in progress or threatened, and, to the knowledge of the Target Fund, no such examinations are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Target Fund as a result of any audit by the Service or any state, local or foreign taxing authority, and, to the knowledge of the Target Fund, no such deficiency has been proposed or threatened, and there are no levies, liens or other encumbrances related to Taxes existing or known to the Target Fund to be threatened or pending with respect to the Assets of the Target Fund;

(e) The Target Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself. The Target Fund is not currently and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary tax returns. The Target Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

(f) All issued and outstanding shares of the Target Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Target Entity, and are not, and on the Closing Date will not be, subject to preemptive or objecting shareholder rights. In every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws. All of the issued and outstanding shares of the Target Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Target Transfer Agent, on behalf of the Target Fund. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Target Fund, nor is there outstanding any security convertible into any of the Target Fund’s shares;

(g) The Target Entity, on behalf of the Target Fund, has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action, if any, on the part of the trustees of the Target Entity and, subject to the approval of the shareholders of the Target Fund (only with respect to those obligations under this Agreement that are contingent on such shareholder approval) and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(h) The information relating to the Target Fund furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory or self-regulatory authority that are necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and will comply in all material respects with federal securities laws and regulations thereunder and other applicable laws and regulations applicable thereto;

(i) As of the date of this Agreement or within a certain time thereafter as mutually agreed by the parties, the Target Fund has provided the Acquiring Fund with all information relating to the Target Fund reasonably necessary for the preparation of the N-14 Registration Statement (as defined in Section 5.1(b) hereof), in compliance with the 1933 Act, the 1934 Act and the 1940 Act in connection with the meeting of shareholders of the Target Fund to approve this Agreement and the transactions contemplated hereby. As of the effective date of the N-14 Registration Statement, the date of the meeting of shareholders of the Target Fund and the Closing Date, such information provided by any Target Fund will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided, however, that the representations and warranties in this subparagraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein;

(j) The books and records of the Target Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Target Fund;

(k) The Target Entity has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act relating to the Target Fund;

(l) The Target Entity has adopted and implemented written policies and procedures related to insider trading and a code of ethics that complies with all applicable provisions of Section 17(j) of the 1940 Act and Rule 17j-1 thereunder;

(m) The Target Entity and the Target Fund have maintained any material license, permit, franchise, authorization, certification and approval required by any governmental entity in the conduct of its business (the “Licenses and Permits”). Each License and Permit has been duly obtained, is valid and in full force and effect, and is not subject to any pending or, to the knowledge of the Target Entity, threatened administrative or judicial proceeding to revoke, cancel, suspend or declare such License and Permit invalid;

(n) The Target Entity is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code; and

(o) The Target Fund has no unamortized or unpaid organizational fees or expenses.

4.2. Each Acquiring Entity, on behalf of the Acquiring Fund, represents and warrants to the corresponding Target Entity and Target Fund as follows:

(a) The Acquiring Fund is duly organized as a series of the Acquiring Entity, which is [for PowerShares Exchange-Traded Fund Trust and PowerShares Exchange-Traded Fund Trust II: a voluntary association with transferable shares (commonly known as a business trust) duly formed, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts] [for PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust: a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware], with power under its Governing Documents to own all of its properties and assets and to carry on its business as it is now being, and as it is contemplated to be, conducted and to enter into this Agreement and perform its obligations hereunder;

(b) The Acquiring Entity is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of shares of the Acquiring Fund under the 1933 Act are in full force and effect, and will be in full force and effect on the Closing Date, and no action or proceeding to revoke or suspend such registrations is pending, or to the knowledge of the Acquiring Fund, threatened;

(c) No consent, approval, authorization, or order of any court, governmental authority or FINRA is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been or will be (at or prior to the Closing Date) obtained under the 1933 Act, the 1934 Act, the 1940 Act and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico) and the Hart-Scott-Rodino Act, each of which, as required, shall have been obtained on or prior to the Closing Date. No consent of or notice to any other third party or entity is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement;

(d) The prospectus and statement of additional information of the Acquiring Fund to be used in connection with the Reorganization will conform at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Acquiring Entity’s Governing Documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund or the Acquiring Entity is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any lien, encumbrance, penalty, or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund or the Acquiring Entity is a party or by which it is bound;

(f) Except as otherwise disclosed in writing to and accepted by or on behalf of the Target Fund, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body, regulatory agency or FINRA is presently pending or, to the Acquiring Fund’s knowledge, threatened against the Acquiring Fund that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business or the Acquiring Fund’s ability to consummate the transactions contemplated by this Agreement. The Acquiring Fund and the Acquiring Entity, without any special investigation or inquiry, know of no facts that might form the basis for the institution of such proceedings and neither the Acquiring Entity nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court, governmental body, regulatory agency or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(g) The Acquiring Fund has not yet commenced operations. The Reorganization will be structured as a “shell reorganization” subject to U.S. federal income tax treatment under Section 368(a)(1)(F) of the Code. The Acquiring Fund is, and will be at the time of Closing, a new series portfolio of the Acquiring Entity created within the last twelve (12) months, without assets (other than seed capital) or liabilities, formed for the purpose of receiving the Assets and assuming the Liabilities of the Target Fund in connection with the Reorganization and, accordingly, the Acquiring Fund has not prepared books of account and related records or financial statements or issued any shares except those issued in a private placement to IPCM or its affiliate to secure any required initial shareholder approvals;

(h) On the Closing Date, all material Tax Returns of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof. To the Acquiring Fund’s knowledge, no such Tax Return is currently under audit by any federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Tax Returns; there are no levies, liens or other encumbrances on the Acquiring Fund or its assets resulting from the non-payment of any Taxes; and no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending;

(i) The Acquiring Fund: (i) was formed for the purpose of the respective Reorganization, (ii) is not (and will not be as of the Closing Date) classified as a partnership, and instead is (and will be as of the Closing Date) classified as an association that is subject to tax as a corporation for federal tax purposes and either has elected (or will timely elect) the latter classification by filing Form 8832 with the Service or is (or will be as of the Closing Date) a “publicly traded partnership” (as defined in Section 7704(b) of the Code) that is treated as a corporation for federal tax purposes, (iii) has not filed any income tax return, and intends to qualify to be a regulated investment company under Subchapter M of the Code for its taxable year which includes the Closing Date, holds and has held no property other than de minimis assets related to its formation or maintenance of its legal status and has and has had no tax attributes other than attributes related to such de minimis assets, and (iv) is a “fund,” as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation under Section 851(g)(1) of the Code. The Acquiring Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

(j) The Acquiring Entity, on behalf of the Acquiring Fund, has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the trustees of the Acquiring Entity, on behalf of the Acquiring Fund, and subject to the approval of shareholders of the Target Fund and the due authorization, execution and delivery of the Agreement by the other parties thereto, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(k) The shares of the Acquiring Fund to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund shares, and, upon receipt of the Target Fund’s Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by the Acquiring Entity [For reorganizations involving Massachusetts business trusts: (recognizing that under Massachusetts law, shareholders of an Acquiring Fund that is a series of PowerShares Exchange-Traded Fund Trust and/or PowerShares Exchange-Traded Fund Trust II, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund)];

(l) The Acquiring Entity has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act relating to the Acquiring Fund;

(m) The Acquiring Entity and the Acquiring Fund have adopted and implemented written policies and procedures related to insider trading and a code of ethics that complies with all applicable provisions of Section 17(j) of the 1940 Act and Rule 17j-1 thereunder;

(n) The Acquiring Entity is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(o) The Acquiring Fund has no unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed by IPCM or its affiliates; and

(p) As of the effective date of the N-14 Registration Statement, the date of the meeting of shareholders of the Target Fund and the Closing Date, the information provided by any Acquiring Fund for use in the N-14 Registration Statement, including the documents contained or incorporated therein by reference will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided, however, that the representations and warranties in this subparagraph shall not apply to statements in or omissions from the

N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by the Target Fund for use therein.

4.3. With respect to each Reorganization, the Target Entity, on behalf of the Target Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, represents and warrants as follows:

(a) The fair market value of the Acquiring Fund’s shares that each Target Fund shareholder receives will be approximately equal to the fair market value of the Target Fund shares it actually or constructively surrenders in exchange therefor;

(b) The fair market value of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring Fund and those to which the Assets are subject;

(c) No expenses incurred by the Target Fund or on its behalf in connection with the Reorganization will be paid or assumed by the Acquiring Fund or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Acquiring Fund shares will be transferred to the Target Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof; and

(d) Immediately following consummation of the Reorganization, other than shares of an Acquiring Fund issued to IPCM or its affiliate representing de minimis assets related to the Acquiring Fund’s formation or maintenance of its legal status, (1) the shareholders of the Acquiring Fund will own all the Acquiring Fund shares and will own those shares solely by reason of their ownership of the Target Fund shares immediately before the Reorganization; (2) the Acquiring Fund will hold the same assets and will be subject to the Liabilities that the Target Fund held or was subject to immediately before the Reorganization (for the avoidance of doubt, not including the Excluded Liabilities); and (3) the amount of all distributions (other than regular, normal dividends) Target Fund will make immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.

5.	COVENANTS OF THE ACQUIRING ENTITY AND THE TARGET ENTITY

5.1. With respect to each Reorganization:

(a) The Target Fund will (i) operate its business in the ordinary course and substantially in accordance with past practice between the date hereof and the Closing Date, it being understood that, with respect to the Target Fund, such ordinary course of business may include purchases and sales of portfolio securities and other instruments, sales and redemptions of the Target Fund’s shares, and the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and (ii) use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of the Target Fund in the ordinary course in all material respects. The Acquiring Fund shall take such actions as are customary to the organization of a new series prior to its commencement of operations. In order to facilitate the transfer of Assets at the Closing Date, IPCM may request in writing that Security Investors, GFIA and/or GPIM use commercially reasonable efforts, subject to Security Investors’ GFIA’s and/or GPIM’s fiduciary duty, as applicable, to limit or cease portfolio trading on behalf of the Target Fund for a period of up to [three (3) days] prior to the Valuation Date. Security Investors, GFIA and GPIM agree that they will accommodate such requests to the extent such trading restrictions are consistent with the investment objectives, policies and strategies of the Target Fund and consistent with fulfilling its fiduciary obligations as an investment adviser[, provided that Security Investors, GFIA and/or GPIM will not be required to limit or cease portfolio trading that is necessary or, in the reasonable judgment of Security Investors, GFIA and/or GPIM appropriate in connection with a creation or redemption order placed with the Target Fund by an “authorized participant” during this time period]. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

(b) The parties hereto shall cooperate in preparing, and the Acquiring Entity shall file with the Commission, a registration statement on Form N-14 under the 1933 Act, which shall properly register the Acquiring Fund shares to be issued in connection with the Reorganization and include a proxy statement with respect to the votes of the shareholders of the Target Fund to approve the Reorganization (the “N-14 Registration Statement”). If at any time prior to the Closing Date a party becomes aware of any untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made in respect of the N-14 Registration Statement, such party shall notify each other party, and the parties shall cooperate in promptly preparing and filing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item. The Target Fund agrees to mail or otherwise deliver (e.g., by electronic means consistent with applicable regulations governing their use) to its respective shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the prospectus/proxy statement contained in the N-14 Registration Statement and other documents as are necessary, which each comply in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(c) The Target Entity will call a meeting of the shareholders of the Target Fund to be held prior to the Closing Date to consider and act upon this Agreement and to take all other action necessary to seek to obtain the required shareholder approval of the transactions contemplated herein. In the event that the Target Fund does not achieve a quorum or receives insufficient votes from shareholders to approve the proposal, the meeting may be postponed or adjourned as permitted under the Target Entity’s Governing Documents, applicable law and the N-14 Registration Statement in order to permit further solicitation of proxies.

(d) The Target Fund covenants that the Acquiring Fund’s shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

(e) The Target Entity will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares, and will assist the Acquiring Fund and IPCM in obtaining copies of any books and records of the Target Fund from its service providers reasonably requested by the Acquiring Entity or IPCM.

(f) The Target Entity will provide the Acquiring Fund with (i) within thirty (30) days of the Closing Date, a statement of the respective tax basis and holding period as of the most recent Tax year end of the Target Fund of all investments to be transferred by the Target Fund to the Acquiring Fund, (ii) a copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the backup withholding and nonresident alien withholding certifications, and notices or records on file with the Target Fund with respect to each shareholder, for all of the shareholders of record of the Target Fund as of the close of business on the Valuation Date, who are to become holders of the Acquiring Fund as a result of the transfer of Assets (the “Target Fund Shareholder Documentation”), certified by the Target Transfer Agent or its President or Vice-President to the best of their knowledge and belief (for the avoidance of doubt, the Acquiring Fund anticipates receiving Target Fund Shareholder Documentation only with respect to authorized participants who hold shares of the Target Fund and any other direct holders of Target Fund shares), (iii) FASB ASC 740-10 (formerly FIN 48) work papers and supporting statements pertaining to the Target Fund relating to any taxable years of the Target Fund not closed by the applicable Tax statute of limitations (the “ASC 740-10 Workpapers”), and (iv) the Tax books and records of the Target Fund for purposes of preparing any Tax returns required by law to be filed for Tax periods ending after the Closing Date. The information to be provided under (ii) through (iv) of this sub-section shall be provided at or prior to the Closing.

(g) The Target Fund will prepare and deliver to the Acquiring Fund at least [five (5) business days] prior to the Closing Date a statement of the assets and the liabilities of the Target Fund as of such date for review and agreement by the parties to determine that the Assets and the Liabilities of the Target Fund are being correctly determined in accordance with the terms of this Agreement. The Target Fund will deliver at the Closing a statement of Assets and Liabilities of the Target Fund as of the Valuation Date, certified by the Treasurer of the Target Entity.

(h) Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

(i) As soon as is reasonably practicable after the Closing, the Target Fund will make one or more distributions to its shareholders consisting of the shares of the Acquiring Fund received at the Closing (and any cash in lieu of fractional shares), as set forth in Section 1.2(d) hereof.

(j) The Acquiring Fund and the Target Fund shall each use their reasonable best efforts prior to Closing to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

(k) The Target Fund shall, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

(l) The Acquiring Fund shall, from time to time, as and when reasonably requested by the Target Fund, execute and deliver or cause to be executed and delivered all such assumption agreements and other instruments, and will take or cause to be taken such further action, as the Target Fund may reasonably deem necessary or desirable in order for the Acquiring Fund to assume the Target Fund’s Liabilities and otherwise to carry out the intent and purpose of this Agreement.

(m) The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

(n) A statement of any capital loss carryovers, for U.S. federal income tax purposes, of the Target Fund, as of the most recent Tax year end of the Target Fund, along with supporting workpapers providing information regarding any limitations on the use of such capital loss carryovers including information on any built-in gains and built-in losses of the Target Fund for purposes of applying applicable limitations on the use of such items under the Code, will be provided by the Target Entity on behalf of the Target Fund to the Acquiring Fund prior to Closing if the Target Fund’s most recent Tax year ended on or before December 31, 2017, otherwise, such statement, supporting workpapers and information shall be provided by the Target Entity on behalf of the Target Fund to the Acquiring Fund within sixty (60) days after the Closing Date.

(o) It is the intention of the parties that each Reorganization will qualify as a reorganization with the meaning of Section 368(a) of the Code. None of the parties to this Agreement shall take any action or cause any action to be taken (including, without limitation the filing of any Tax Return) that is inconsistent with such treatment or results in the failure of a Reorganization to qualify as a reorganization with the meaning of Section 368(a) of the Code.

(p) At or prior to the Closing, the Target Fund shall have delivered to the Acquiring Fund copies of: (i) the federal, state and local income Tax returns filed by or on behalf of the Target Fund for the prior three (3) taxable years; (ii) any of the following that have been issued to or for the benefit of the Target Fund and which have continuing relevance: (a) rulings, determinations, holdings or opinions issued by any federal, state, local or foreign Tax authority and (b) legal opinions; and (iii) with respect to any wholly owned subsidiaries of the Target Fund (if any), any organizational documents, including without limitation, the declarations of trust, articles of incorporation and bylaws, together with the board meeting minutes and consent of directors or trustees and shareholders.

(q) It is the intention of the parties that the Acquiring Fund will assume the ticker symbol of the corresponding Target Fund. The parties agree to take any and all such actions as may be reasonably necessary to facilitate the transfer of each Target Fund’s ticker symbol to the corresponding Acquiring Fund.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET ENTITY

6.1. With respect to each Reorganization, the obligations of the Target Entity, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject to the performance, or to the extent legally permissible, the Target Entity’s waiver, of the obligations to be performed by the Acquiring Fund hereunder on or before the Closing Date and, in addition thereto, the following conditions:

(a) All representations and warranties of the Acquiring Fund and the Acquiring Entity contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Time, with the same force and effect as if made on and as of the Closing Time;

(b) The Acquiring Entity shall have delivered to the Target Fund as of the Closing Time a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to Target Fund and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Time, except as they may be affected by the transactions contemplated by this Agreement;

(c) The Acquiring Entity and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Entity and the Acquiring Fund, on or before the Closing Time;

(d) The Target Fund and the Acquiring Fund shall have agreed on the number of shares of the Acquiring Fund to be issued in connection with the Reorganization after such number has been calculated in accordance with Section 1.2 hereto;

(e) As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any increase in the investment management fee rate or other fee rates that the Acquiring Fund is contractually obligated to pay for services provided to the Acquiring Fund from those described in the N-14 Registration Statement;

(f) The Target Entity shall have received from the Target Transfer Agent a certificate stating that it has received from the Acquiring Entity the number of shares of the Acquiring Fund equal in value to the value of the shares of the Target Fund as of the time and date set forth in Section 3; and

(g) The Target Entity shall have received on the Closing Date the opinion of Stradley Ronon Stevens & Young, LLP (“Stradley Ronon”), counsel to the Acquiring Entity (which may rely on certificates of officers or trustees of the Acquiring Entity), dated as of the Closing Date, covering the following points:

(i) The Acquiring Entity [For PowerShares Exchange-Traded Fund Trust and PowerShares Exchange-Traded Fund Trust II: is a voluntary association with transferable shares (commonly known as a business trust) duly formed, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts] [For PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust: is a statutory trust duly formed, validly existing and in good standing under the laws of the State of Delaware] and has the trust power to own all of the Acquiring Fund’s properties and assets and to carry on its business, including that of the Acquiring Fund, as a registered investment company;

(ii) The Acquiring Entity is a registered investment company classified as a management company of the open-end type with respect to each series of shares it offers, including the Acquiring Fund, under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(iii) The Agreement has been duly authorized by the Acquiring Entity on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery of the Agreement by the Target Entity, the Target Fund, Security Investors, GFIA and GPIM, is a valid and binding obligation of the Acquiring Entity, on behalf of the Acquiring Fund, enforceable against it in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent conveyance, reorganization, receivership, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equity principles (whether considered in a proceeding in equity or at law) and to an implied covenant of good faith and fair dealing;

(iv) The Acquiring Fund shares to be issued to the Target Fund Shareholders as provided by this Agreement are duly authorized, upon such delivery will be validly issued and upon receipt of the Target Fund’s Assets will be fully paid and [For reorganizations involving Massachusetts business trusts:, subject to the following,] non-assessable by the Acquiring Entity and no shareholder of an Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof. [For reorganizations involving Massachusetts business trusts: Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Amended and Restated Declarations of Trust of PowerShares Exchange-Traded Fund Trust and PowerShares Exchange-Traded Fund Trust II (each, a “Massachusetts Declaration”) contain an express disclaimer of shareholder liability for acts or obligations of such Acquiring Entity and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Acquiring Entity or its Trustees. Each Massachusetts Declaration further provides for indemnification out of the assets and property of the Acquiring Entity for all losses and expenses of any shareholder held personally liable for the obligations of the Acquiring Entity. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Acquiring Entity or Acquiring Fund itself was unable to meet its obligations. PowerShares Exchange-Traded Fund Trust and PowerShares Exchange-Traded Fund Trust II believe the likelihood of the occurrence of these circumstances is remote]; and

(v) The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Acquiring Entity’s Governing Documents or a breach or default under any material contract, agreement, instrument or other document pertaining to, or material to the business or financial condition of, the Acquiring Fund, or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any such agreement.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING ENTITY

7.1. With respect to each Reorganization, the obligations of the Acquiring Entity, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject to the performance, or to the extent legally permissible, the Acquiring Fund’s waiver, of the obligations to be performed by the Target Fund hereunder on or before the Closing Date and, in addition thereto, the following conditions:

(a) All representations and warranties of the Target Entity and the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Time, with the same force and effect as if made on and as of the Closing Time;

(b) The Target Entity, on behalf of the Target Fund, shall have delivered to the Acquiring Entity (i) a statement of the Target Fund’s Assets and Liabilities, as of the Valuation Date, certified by the Treasurer of the Target Entity, (ii) the Target Fund Shareholder Documentation, (iii) in electronic form, to the extent permitted by applicable law, all information pertaining to, or necessary or useful in the calculation or demonstration of, the investment performance of the Target Fund, (iv) the ASC 740-10 Workpapers, and (v) a statement of any capital loss carryovers as of the most recent Tax year end of the Target Fund along with supporting workpapers providing information regarding any limitations on the use of such capital loss carryovers including information on any built-in gains and built-in losses of the Target Fund for purposes of applying applicable limitations on the use of such items under the Code if the Target Fund’s most recent Tax year ended on or before December 31, 2017, as provided in Section 5(n). The information to be provided under (iii) of this subsection shall be provided at least thirty (30) days before the Closing Date and the information to be provided under (i), (ii), (iv) and (v) of this subsection shall be provided on the Closing Date;

(c) The Target Entity shall have delivered to the Acquiring Entity as of the Closing Time a certificate executed in its name by its President or Vice President and Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Target Fund made in this Agreement are true and correct at and as of the Closing Time;

(d) The Target Custodian and the Target Transfer Agent shall have delivered the certificates contemplated by Sections 3.2(b), 3.2(d) of this Agreement, respectively, and the Target Transfer Agent or the Target Fund’s President or Vice President shall have delivered the certificate contemplated by Section 5.1(f) of this Agreement, each duly executed by an authorized officer of the Target Custodian, the Target Transfer Agent, the Target Fund’s President or the Target Fund’s Vice President, as applicable;

(e) The Target Entity and the Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Target Entity and the Target Fund, on or before the Closing Time;

(f) The Target Fund and the Acquiring Fund shall have agreed on the number of shares of the Acquiring Fund set forth on Exhibit A hereto to be issued in connection with the Reorganization after such number has been calculated in accordance with Section 1.2 hereto;

(g) Unless the Target Fund has been advised by the Acquiring Fund that the Acquiring Fund will deliver an opinion of counsel that the Reorganization qualifies as a “reorganization” under Section 368(a)(1)(F) of the Code, the Target Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (A) all of Target Fund’s investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended prior to the Closing Date and all of such investment company taxable income for the short taxable year beginning on the first day of its current taxable year and ending on the Closing Date and (B) all of Target Fund’s net capital gain recognized in its taxable year ended prior to the Closing Date and all of any such net capital gain recognized in the short taxable year beginning on the first day of its current taxable year and ending on the Closing Date (in each case after reduction for any capital loss carryover);

(h) The Target Entity shall have duly executed and delivered to the Acquiring Entity, on behalf of the Target Fund, such bills of sale, assignments, certificates and other instruments of transfer, including transfer instructions to the Target Custodian and instructions to the Acquiring Fund’s transfer agent as the Acquiring Entity may reasonably deem necessary or desirable to evidence the transfer to the Acquiring Fund by the Target Fund all of the right, title and interest of the Target Fund in and to the respective Assets of the Target Fund. In each case, the Assets of the Target Fund shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor;

(i) The Acquiring Entity shall have received at the Closing: (i) a certificate of an authorized signatory of the Target Custodian stating that the Assets of the Target Fund have been delivered to the Acquiring Fund; (ii) a certificate of an authorized signatory from the custodian for the Acquiring Fund stating that the Assets of the Target Fund have been received; (iii) a certificate of an authorized officer of the Target Transfer Agent confirming that the transfer agent has delivered its records containing the names and addresses of the record holders of the Target Fund’s shares [and the number and percentage (to four decimal places) of ownership of the Target Fund owned by each such holder as of the Valuation Date]; and (iv) the Tax books and records of the Target Fund, including but not limited to, for purposes of preparing any Tax Returns required by law to be filed after the Closing Date;

(j) As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any increase in the investment management fee rate or other fee rates that the Target Fund is contractually obligated to pay for services provided to the Target Fund from those described in the N-14 Registration Statement; and

(k) The Acquiring Entity shall have received on the Closing Date an opinion of counsel to each Target Entity (which may rely on certificates of officers or trustees of the Target Entity), covering the following points:

(i) The Target Entity is a statutory trust, duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the power under its Governing Documents to own all of Target Fund’s properties and assets, and to conduct its business, including that of the Target Fund, as described in its organizational documents or in the most recently filed registration statement of the Target Fund;

(ii) The Target Entity is a registered investment company classified as a management company of the open-end type with respect to itself and, if applicable, each series of shares it offers, including the Target Fund, under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(iii) The Agreement has been duly authorized by the Target Entity on behalf of Target Fund and, assuming due authorization, execution and delivery of the Agreement by the Acquiring Entity and the Acquiring Fund, is a valid and binding obligation of the Target Entity, on behalf of the Target Fund, enforceable against the Target Entity in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent conveyance, reorganization, receivership, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equity principles (whether considered in a proceeding in equity or at law) and to an implied covenant of good faith and fair dealing; and

(iv) The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of, as appropriate, the Target Entity’s Governing Documents or a breach or default under any material contract, agreement, instrument or other document pertaining to, or material to the business or financial condition of, the Target Fund, or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any such agreement.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING ENTITY AND THE TARGET ENTITY

With respect to each Reorganization, if any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Target Fund or the Acquiring Fund, the Acquiring Entity or Target Entity, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1. The Agreement shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the Target Entity’s Governing Documents, applicable law of the State of Delaware, and the 1940 Act, and certified copies of the voting record from the proxy solicitor evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the conditions set forth in this Section 8.1;

8.2. The Agreement and transactions contemplated herein shall have been approved by the board of trustees of the Target Entity and the board of trustees of the Acquiring Entity and each party shall have delivered to the other party a copy of the resolutions approving this Agreement and the transactions contemplated in connection herewith adopted by such party’s board of trustees, certified by the secretary or equivalent officer. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the conditions set forth in this Section 8.2;

8.3. On the Closing Date, no action, suit or other proceeding shall be pending or, to the Target Entity’s or the Acquiring Entity’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.4. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not result in a material adverse effect on the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions;

8.5. The N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.6. The Target Entity and the Acquiring Entity shall have received on or before the Closing Date an opinion of Stradley Ronon in form and substance reasonably acceptable to the Target Entity and the Acquiring Entity, as to the matters set forth on Schedule 8.6. In rendering such opinion, Stradley Ronon may request and rely upon representations contained in certificates of officers of the Target Entity, the Acquiring Entity and others, and the officers of the Target Entity and the Acquiring Entity shall use their best efforts to make available such truthful certificates. Such opinion shall contain such limitations as shall be in the opinion of Stradley Ronon appropriate to render the opinions expressed therein. Subject to receipt of the certificates referenced in this Section 8.6 and absent a change of law or change of fact between the date of this Agreement and the Closing, the Acquiring Fund agrees that such opinion shall state that the Reorganization will qualify as a “reorganization” under Section 368(a)(1)(F) of the Code. Notwithstanding anything herein to the contrary, neither the Acquiring Entity nor the Target Entity may waive the conditions set forth in this paragraph 8.6;

8.7. All of the transactions contemplated by the Transaction Agreement have been consummated.

9.	BROKERAGE FEES AND EXPENSES

9.1. The parties hereto represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2. IPCM, Security Investors, GFIA and GPIM will bear or arrange for an entity under common ownership thereof to bear all of the expenses of the Target Entity and Acquiring Entity relating to the Reorganizations, whether or not the Reorganizations are consummated. The costs of the Reorganizations shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, terminating any existing agreements or contracts to which the Target Entity is a party (including any penalties payable in connection with such termination), organizing each Acquiring Fund, preparation, printing and distribution of the N-14 Registration Statement for each Reorganization (including the prospectus/proxy statement contained therein), legal fees, accounting fees, and expenses of holding shareholders’ meetings. Notwithstanding the foregoing, Security Investors, GFIA, GPIM, or an entity under common ownership thereof will be solely responsible for any costs associated with terminating existing agreements between each Target Entity and Rydex Fund Services, LLC (now MUFG Investor Services (US), LLC) or its affiliates.

10.	COOPERATION AND EXCHANGE OF INFORMATION

With respect to each Reorganization, prior to the Closing and for a reasonable time thereafter, the Target Entity and the corresponding Acquiring Entity will provide each other and their respective representatives with such cooperation, assistance and information as is reasonably necessary (i) for the filing of any Tax Return, for the preparation for any audit, and for the prosecution or defense of any claim, suit or proceeding relating to any proposed adjustment, or (ii) for any financial accounting purpose. Each such party or their respective agents will retain until the applicable period for assessment under applicable law (giving effect to any and all extensions or waivers) has expired all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of tax positions of the Target Fund and the Acquiring Fund for its taxable period first ending after the Closing of the applicable Reorganization and for all prior taxable periods for which the statute of limitation had not run at the time of the Closing, provided that a Target Entity shall not be required to maintain any such documents that it has delivered to the Acquiring Fund.

11.	INDEMNIFICATION

11.1. With respect to a Reorganization, the applicable Acquiring Entity, out of the assets of the Acquiring Fund, agrees to indemnify and hold harmless the Target Entity and each of the Target Entity’s officers and trustees from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly and severally, the Target Entity or any of its trustees or officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Entity, on behalf of the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the closing of the Reorganization.

11.2. With respect to a Reorganization, the applicable Target Entity, out of the assets of the Target Fund, agrees to indemnify and hold harmless the applicable Acquiring Entity and its officers and trustees from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly and severally, the Acquiring Entity or any of its trustees or officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Target Entity, on behalf of the Target Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the closing of the Reorganization.

12.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES AND COVENANTS

12.1. Except as described in Section 9.2, each party agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

13.	TERMINATION

In addition, this Agreement may be terminated and the transactions contemplated hereby may be abandoned with respect to one or more (or all) Reorganizations at any time prior to the Closing Date by: (i) resolution of the either the board of trustees of the Acquiring Entity or the board of trustees of the Target Entity if circumstances should develop that, in the opinion of that board, make proceeding with the Agreement not in the best interests of the shareholders of the Acquiring Fund or the Target Fund, respectively; (ii) mutual agreement of the parties; (iii) either the Acquiring Entity or the Target Entity if the Closing shall not have occurred on or before [                    ]; unless such date is extended by mutual agreement of the Acquiring Entity and the Target Entity; or (iv) any party if one or more other parties shall have materially breached its obligations under this Agreement or made a material misrepresentation herein or in connection herewith which would render a condition set forth in this Agreement unable to be satisfied. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective directors/trustees or officers, except for (a) any such material breach or intentional misrepresentation or (b) the parties’ respective obligations under Sections 9.2 and 11, as to each of which all remedies at law or in equity of the party adversely affected shall survive. Further, this Agreement shall automatically terminate upon the termination of the Transaction Agreement.

14.	AMENDMENTS

This Agreement may be amended, modified or supplemented in a writing signed by the parties hereto to be bound by such Amendment; provided, however, that following the meeting of the shareholders of the Target Fund called pursuant to Section 5.1(c) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of shares of the Acquiring Fund to be issued to the shareholders of the Target Fund under this Agreement to the detriment of such shareholders without their further approval.

15. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery, personal service or prepaid or certified mail addressed to:

For each Target Entity:

[Name] [Address]
Fax:
Attn:

With a copy to:

[Name] [Address]
Fax:
Attn:

For Security Investors, LLC:

[Name] [Address]
Fax:
Attn:

With a copy to:

[Name] [Address]
Fax:
Attn:

For Guggenheim Funds Investment Advisors, LLC:

[Name] [Address]
Fax:
Attn:

with a copy to:

[Name] [Address]
Fax:
Attn:

For Guggenheim Partners Investment Management, LLC:

[Name] [Address]
Fax:
Attn:

with a copy to:

[Name] [Address]
Fax:
Attn:

For each Acquiring Entity

11 Greenway Plaza, Suite 100

Houston, TX 77046

Fax: 713-993-9185

Attn: General Counsel

with a copy to:

[Bruce G. Leto

Stradley Ronon Stevens & Young, LLP

2600 One Commerce Square

Philadelphia, PA 19103-7098

Fax: (215) 564-8120]

For Invesco PowerShares Capital Management LLC:

3500 Lacey Road, Suite 700

Downers Grove, Illinois 60515

Fax:
Attn:

16.	HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

16.1. The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

16.2. This Agreement shall be governed by and construed in accordance with the laws of the State of [Delaware] and applicable federal law, without regard to its principles of conflicts of laws.

6.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

16.4. This agreement may be executed in any number of counterparts, each of which shall be considered an original.

16.5. The Target Entity is a Delaware statutory trust organized in series of which each Target Fund constitutes one such series. With respect to each Reorganization, the Target Entity is executing this Agreement on behalf of the Target Fund only. Pursuant to the Declaration of Trust of the Target Entity and Section 2804(a) of the Delaware Statutory Trust Act, there is a limitation on liability of each series such that (a) the debts, liabilities, obligations and expenses incurred, contracted or otherwise existing with respect to the Target Fund are enforceable against the assets of that Target Fund only, and not against the assets of the Target Entity generally or the assets of any other series thereof, and (b) none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Target Entity generally or with respect to any other series thereof are enforceable against the assets of such Target Fund.

16.6. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective directors or trustees, shareholders, nominees, officers, agents, or employees personally, but, except as provided in Sections 9.2, 11.1 and 11.2 hereof, shall bind only the property of the applicable Target Fund or the applicable Acquiring Fund as provided in the Governing Documents of the applicable Target Entity or the applicable Acquiring Entity, respectively. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

17.	PUBLICITY/CONFIDENTIALITY

17.1. The parties shall cooperate on determining the manner in which any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein are made, provided that nothing herein shall prevent either party from making such public announcements as may be required by law, in which case the party issuing such statement or communication shall use all reasonable commercial efforts to advise the other party prior to such issuance.

17.2. The Target Entity, the Acquiring Entity and IPCM (for purposes of this Section 17, the “Protected Persons”) will hold, and will cause their board members, officers, employees, representatives, agents and affiliates to hold, in confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other Protected Persons, all confidential information obtained from the other Protected Persons in connection with the transactions contemplated by this Agreement, except such information may be disclosed: (i) to governmental or regulatory bodies, and, where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) it if was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

17.3. In the event of a termination of this Agreement, the Protected Persons agree that they along with their employees, representative agents and affiliates shall, and shall cause their affiliates to, except with the prior written consent of the other Protected Persons, keep secret and retain in confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all confidential or proprietary information relating to the other Protected Persons and their related parties and affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be approved on behalf of the Acquiring Fund and Target Fund.

PowerShares Exchange-Traded Fund Trust, on behalf of its series identified on Exhibit A hereto		PowerShares Exchange-Traded Fund Trust II, on behalf of its series identified on Exhibit A hereto

By:		By:
	Name: Title:		Name: Title:

PowerShares Actively Managed Exchange-Traded Fund Trust, on behalf of its series identified on Exhibit A hereto		PowerShares Exchange-Traded Self-Indexed Fund Trust, on behalf of its series identified on Exhibit A hereto

By:		By:
	Name: Title:		Name: Title:

Rydex ETF Trust, on behalf of its series identified on Exhibit A hereto		Claymore Exchange-Traded Fund Trust, on behalf of its series identified on Exhibit A hereto

By:		By:
	Name: Title:		Name: Title:

Claymore Exchange-Traded Fund Trust 2, on behalf of its series identified on Exhibit A hereto

By:
Name: Title:

Invesco PowerShares Capital Management LLC, solely with respect to Sections 1.2(f), 5.1(a), 9.2, 14 and 16.

By:
Name: Title:

Security Investors, LLC, solely with respect to 1.2(f), 5.1(a), 5.1(e), 9.2, 14 and 16.3		Guggenheim Funds Investment Advisors, LLC, solely with respect to 1.2(f), 5.1(a), 5.1(e), 9.2, 14 and 16.3

By:		By:
	Name: Title:		Name: Title:

Guggenheim Partners Investment Management, LLC, solely with respect to 1.2(f), 5.1(a), 5.1(e), 9.2, 14 and 16.3

By:
Name: Title:

EXHIBIT A

CHART OF REORGANIZATIONS

Acquiring Fund and Acquiring Entity	Corresponding Target Fund and Target Entity

PowerShares Exchange-Traded Fund Trust

PowerShares S&P 100® Equal Weight Portfolio, a series of PowerShares Exchange-Traded Fund Trust	Guggenheim S&P 100® Equal Weight ETF, a series of Rydex ETF Trust

PowerShares S&P 500® Equal Weight Consumer Discretionary Portfolio, a series of PowerShares Exchange-Traded Fund Trust	Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF, a series of Rydex ETF Trust

PowerShares S&P 500® Equal Weight Consumer Staples Portfolio, a series of PowerShares Exchange-Traded Fund Trust	Guggenheim S&P 500® Equal Weight Consumer Staples ETF, a series of Rydex ETF Trust

PowerShares S&P 500® Equal Weight Energy Portfolio, a series of PowerShares Exchange-Traded Fund Trust	Guggenheim S&P 500® Equal Weight Energy ETF, a series of Rydex ETF Trust

PowerShares S&P 500® Equal Weight Portfolio, a series of PowerShares Exchange-Traded Fund Trust	Guggenheim S&P 500® Equal Weight ETF, a series of Rydex ETF Trust

PowerShares S&P 500® Equal Weight Financial Portfolio, a series of PowerShares Exchange-Traded Fund Trust	Guggenheim S&P 500® Equal Weight Financial ETF, a series of Rydex ETF Trust

PowerShares S&P 500® Equal Weight Health Care Portfolio, a series of PowerShares Exchange-Traded Fund Trust	Guggenheim S&P 500® Equal Weight Health Care ETF, a series of Rydex ETF Trust

PowerShares S&P 500® Equal Weight Industrials Portfolio, a series of PowerShares Exchange-Traded Fund Trust	Guggenheim S&P 500® Equal Weight Industrials ETF, a series of Rydex ETF Trust

PowerShares S&P 500® Equal Weight Materials Portfolio, a series of PowerShares Exchange-Traded Fund Trust	Guggenheim S&P 500® Equal Weight Materials ETF, a series of Rydex ETF Trust

PowerShares S&P 500® Equal Weight Real Estate Portfolio, a series of PowerShares Exchange-Traded Fund Trust	Guggenheim S&P 500® Equal Weight Real Estate ETF, a series of Rydex ETF Trust

PowerShares S&P 500® Equal Weight Technology Portfolio, a series of PowerShares Exchange-Traded Fund Trust	Guggenheim S&P 500® Equal Weight Technology ETF, a series of Rydex ETF Trust

PowerShares S&P 500® Equal Weight Utilities Portfolio, a series of PowerShares Exchange-Traded Fund Trust	Guggenheim S&P 500® Equal Weight Utilities ETF, a series of Rydex ETF Trust

PowerShares S&P 500® Pure Growth Portfolio, a series of PowerShares Exchange-Traded Fund Trust	Guggenheim S&P 500® Pure Growth ETF, a series of Rydex ETF Trust

PowerShares S&P 500® Pure Value Portfolio, a series of PowerShares Exchange-Traded Fund Trust	Guggenheim S&P 500® Pure Value ETF, a series of Rydex ETF Trust

PowerShares S&P 500® Top 50 Portfolio, a series of PowerShares Exchange-Traded Fund Trust	Guggenheim S&P 500® Top 50 ETF, a series of Rydex ETF Trust

PowerShares S&P MidCap 400® Equal Weight Portfolio, a series of PowerShares Exchange-Traded Fund Trust	Guggenheim S&P MidCap 400® Equal Weight ETF, a series of Rydex ETF Trust

PowerShares S&P MidCap 400® Pure Growth Portfolio, a series of PowerShares Exchange-Traded Fund Trust	Guggenheim S&P MidCap 400® Pure Growth ETF, a series of Rydex ETF Trust

PowerShares S&P MidCap 400® Pure Value Portfolio, a series of PowerShares Exchange-Traded Fund Trust	Guggenheim S&P MidCap 400® Pure Value ETF, a series of Rydex ETF Trust

PowerShares S&P SmallCap 600® Equal Weight Portfolio, a series of PowerShares Exchange-Traded Fund Trust	Guggenheim S&P SmallCap 600® Equal Weight ETF, a series of Rydex ETF Trust

PowerShares S&P SmallCap 600® Pure Growth Portfolio, a series of PowerShares Exchange-Traded Fund Trust	Guggenheim S&P SmallCap 600® Pure Growth ETF, a series of Rydex ETF Trust

PowerShares S&P SmallCap 600® Pure Value Portfolio, a series of PowerShares Exchange-Traded Fund Trust	Guggenheim S&P SmallCap 600® Pure Value ETF, a series of Rydex ETF Trust

PowerShares BRIC Portfolio, a series of PowerShares Exchange-Traded Fund Trust	Guggenheim BRIC ETF, a series of Claymore Exchange-Traded Fund Trust

PowerShares Dow Jones Industrial Average Dividend Portfolio, a series of PowerShares Exchange-Traded Fund Trust	Guggenheim Dow Jones Industrial Average Dividend ETF, a series of Claymore Exchange-Traded Fund Trust

PowerShares Insider Sentiment Portfolio, a series of PowerShares Exchange-Traded Fund Trust	Guggenheim Insider Sentiment ETF, a series of Claymore Exchange-Traded Fund Trust

PowerShares Mid-Cap Core Portfolio, a series of PowerShares Exchange-Traded Fund Trust	Guggenheim Mid-Cap Core ETF, a series of Claymore Exchange-Traded Fund Trust

PowerShares Multi-Asset Income Portfolio, a series of PowerShares Exchange-Traded Fund Trust	Guggenheim Multi-Asset Income ETF, a series of Claymore Exchange-Traded Fund Trust

PowerShares Raymond James SB-1 Equity Portfolio, a series of PowerShares Exchange-Traded Fund Trust	Guggenheim Raymond James SB-1 Equity ETF, a series of Claymore Exchange-Traded Fund Trust

[1]	To be removed if/when liquidation is confirmed.

PowerShares S&P Spin-Off Portfolio, a series of PowerShares Exchange-Traded Fund Trust	Guggenheim S&P Spin-Off ETF, a series of Claymore Exchange-Traded Fund Trust

PowerShares Wilshire Micro-Cap Portfolio, a series of PowerShares Exchange-Traded Fund Trust	Wilshire Micro-Cap ETF, a series of Claymore Exchange-Traded Fund Trust

PowerShares Wilshire US REIT Portfolio, a series of PowerShares Exchange-Traded Fund Trust	Wilshire US REIT ETF, a series of Claymore Exchange-Traded Fund Trust

PowerShares Exchange-Traded Fund Trust II

PowerShares MSCI Emerging Markets Equal Country Weight Portfolio, a series of PowerShares Exchange-Traded Fund Trust II	Guggenheim MSCI Emerging Markets Equal Country Weight ETF, a series of Rydex ETF Trust

PowerShares S&P Global Dividend Opportunities Index Portfolio, a series of PowerShares Exchange-Traded Fund Trust II	Guggenheim S&P Global Dividend Opportunities Index ETF, a series of Claymore Exchange-Traded Fund Trust

PowerShares Canadian Energy Income Portfolio, a series of PowerShares Exchange-Traded Fund Trust II	Guggenheim Canadian Energy Income ETF, a series of Claymore Exchange-Traded Fund Trust 2

PowerShares China All-Cap Portfolio, a series of PowerShares Exchange-Traded Fund Trust II	Guggenheim China All-Cap ETF, a series of Claymore Exchange-Traded Fund Trust 2

PowerShares China Real Estate Portfolio, a series of PowerShares Exchange-Traded Fund Trust II	Guggenheim China Real Estate ETF, a series of Claymore Exchange-Traded Fund Trust 2

PowerShares China Small Cap Portfolio, a series of PowerShares Exchange-Traded Fund Trust II	Guggenheim China Small Cap ETF, a series of Claymore Exchange-Traded Fund Trust 2

PowerShares China Technology Portfolio, a series of PowerShares Exchange-Traded Fund Trust II	Guggenheim China Technology ETF, a series of Claymore Exchange-Traded Fund Trust 2

PowerShares Frontier Markets Portfolio, a series of PowerShares Exchange-Traded Fund Trust II	Guggenheim Frontier Markets ETF, a series of Claymore Exchange-Traded Fund Trust 2

PowerShares International Multi-Asset Income Portfolio, a series of PowerShares Exchange-Traded Fund Trust II	Guggenheim International Multi-Asset Income ETF, a series of Claymore Exchange-Traded Fund Trust 2

PowerShares MSCI Global Timber Portfolio, a series of PowerShares Exchange-Traded Fund Trust II	Guggenheim MSCI Global Timber ETF, a series of Claymore Exchange-Traded Fund Trust 2

PowerShares S&P Global Water Index Portfolio, a series of PowerShares Exchange-Traded Fund Trust II	Guggenheim S&P Global Water Index ETF, a series of Claymore Exchange-Traded Fund Trust 2

PowerShares S&P High Income Infrastructure Portfolio, a series of PowerShares Exchange-Traded Fund Trust II	Guggenheim S&P High Income Infrastructure ETF, a series of Claymore Exchange-Traded Fund Trust 2

PowerShares Shipping Portfolio, a series of PowerShares Exchange-Traded Fund Trust II	Guggenheim Shipping ETF, a series of Claymore Exchange-Traded Fund Trust 2

PowerShares Solar Portfolio, a series of PowerShares Exchange-Traded Fund Trust II	Guggenheim Solar ETF, a series of Claymore Exchange-Traded Fund Trust 2

PowerShares Actively Managed Exchange-Traded Fund Trust

PowerShares Ultra Short Duration Portfolio, a series of PowerShares Actively Managed Exchange-Traded Fund Trust	Guggenheim Ultra Short Duration ETF, a series of Claymore Exchange-Traded Fund Trust

PowerShares Total Return Bond Portfolio, a series of PowerShares Actively Managed Exchange-Traded Fund Trust	Guggenheim Total Return Bond ETF, a series of Claymore Exchange-Traded Fund Trust 2

PowerShares Exchange-Traded Self-Indexed Fund Trust

PowerShares Multi-Factor Large Cap Portfolio, a series of PowerShares Exchange-Traded Self-Indexed Fund Trust	Guggenheim Multi-Factor Large Cap ETF, a series of Rydex ETF Trust

PowerShares BulletShares 2018 Corporate Bond Portfolio, a series of PowerShares Exchange-Traded Self-Indexed Fund Trust	Guggenheim BulletShares 2018 Corporate Bond ETF, a series of Claymore Exchange-Traded Fund Trust

PowerShares BulletShares 2018 High Yield Corporate Bond Portfolio, a series of PowerShares Exchange-Traded Self-Indexed Fund Trust	Guggenheim BulletShares 2018 High Yield Corporate Bond ETF, a series of Claymore Exchange-Traded Fund Trust

PowerShares BulletShares 2019 Corporate Bond Portfolio, a series of PowerShares Exchange-Traded Self-Indexed Fund Trust	Guggenheim BulletShares 2019 Corporate Bond ETF, a series of Claymore Exchange-Traded Fund Trust

PowerShares BulletShares 2019 High Yield Corporate Bond Portfolio, a series of PowerShares Exchange-Traded Self-Indexed Fund Trust	Guggenheim BulletShares 2019 High Yield Corporate Bond ETF, a series of Claymore Exchange-Traded Fund Trust

PowerShares BulletShares 2020 Corporate Bond Portfolio, a series of PowerShares Exchange-Traded Self-Indexed Fund Trust	Guggenheim BulletShares 2020 Corporate Bond ETF, a series of Claymore Exchange-Traded Fund Trust

PowerShares BulletShares 2020 High Yield Corporate Bond Portfolio, a series of PowerShares Exchange-Traded Self-Indexed Fund Trust	Guggenheim BulletShares 2020 High Yield Corporate Bond ETF, a series of Claymore Exchange-Traded Fund Trust

PowerShares BulletShares 2021 Corporate Bond Portfolio, a series of PowerShares Exchange-Traded Self-Indexed Fund Trust	Guggenheim BulletShares 2021 Corporate Bond ETF, a series of Claymore Exchange-Traded Fund Trust

PowerShares BulletShares 2021 High Yield Corporate Bond Portfolio, a series of PowerShares Exchange-Traded Self-Indexed Fund Trust	Guggenheim BulletShares 2021 High Yield Corporate Bond ETF, a series of Claymore Exchange-Traded Fund Trust

PowerShares BulletShares 2022 Corporate Bond Portfolio, a series of PowerShares Exchange-Traded Self-Indexed Fund Trust	Guggenheim BulletShares 2022 Corporate Bond ETF, a series of Claymore Exchange-Traded Fund Trust

PowerShares BulletShares 2022 High Yield Corporate Bond Portfolio, a series of PowerShares Exchange-Traded Self-Indexed Fund Trust	Guggenheim BulletShares 2022 High Yield Corporate Bond ETF, a series of Claymore Exchange-Traded Fund Trust

PowerShares BulletShares 2023 Corporate Bond Portfolio, a series of PowerShares Exchange-Traded Self-Indexed Fund Trust	Guggenheim BulletShares 2023 Corporate Bond ETF, a series of Claymore Exchange-Traded Fund Trust

PowerShares BulletShares 2023 High Yield Corporate Bond Portfolio, a series of PowerShares Exchange-Traded Self-Indexed Fund Trust	Guggenheim BulletShares 2023 High Yield Corporate Bond ETF, a series of Claymore Exchange-Traded Fund Trust

PowerShares BulletShares 2024 Corporate Bond Portfolio, a series of PowerShares Exchange-Traded Self-Indexed Fund Trust	Guggenheim BulletShares 2024 Corporate Bond ETF, a series of Claymore Exchange-Traded Fund Trust

PowerShares BulletShares 2024 High Yield Corporate Bond Portfolio, a series of PowerShares Exchange-Traded Self-Indexed Fund Trust	Guggenheim BulletShares 2024 High Yield Corporate Bond ETF, a series of Claymore Exchange-Traded Fund Trust

PowerShares BulletShares 2025 Corporate Bond Portfolio, a series of PowerShares Exchange-Traded Self-Indexed Fund Trust	Guggenheim BulletShares 2025 Corporate Bond ETF, a series of Claymore Exchange-Traded Fund Trust

PowerShares BulletShares 2025 High Yield Corporate Bond Portfolio, a series of PowerShares Exchange-Traded Self-Indexed Fund Trust	Guggenheim BulletShares 2025 High Yield Corporate Bond ETF, a series of Claymore Exchange-Traded Fund Trust

PowerShares BulletShares 2026 Corporate Bond Portfolio, a series of PowerShares Exchange-Traded Self-Indexed Fund Trust	Guggenheim BulletShares 2026 Corporate Bond ETF, a series of Claymore Exchange-Traded Fund Trust

PowerShares BulletShares 2027 Corporate Bond Portfolio, a series of PowerShares Exchange-Traded Self-Indexed Fund Trust	Guggenheim BulletShares 2027 Corporate Bond ETF, a series of Claymore Exchange-Traded Fund Trust

PowerShares Defensive Equity Portfolio, a series of PowerShares Exchange-Traded Self-Indexed Fund Trust	Guggenheim Defensive Equity ETF, a series of Claymore Exchange-Traded Fund Trust

PowerShares U.S. Large Cap Optimized Volatility Portfolio, a series of PowerShares Exchange-Traded Self-Indexed Fund Trust	Guggenheim U.S. Large Cap Optimized Volatility ETF, a series of Claymore Exchange-Traded Fund Trust 2

Schedule 1.2(c)

Excluded Liabilities

[Which may be modified until Closing]

1.	Any payments or liabilities associated with the termination of the following agreements:

a.	Fund Administration Agreement, dated May 14, 2013, between Rydex Fund Services, LLC (now MUFG Investor Services (US), LLC), and Claymore Exchange-Traded Funds Trust and Claymore Exchange-Traded Funds Trust 2, as amended July 20, 2016.

b.	Administration Agreement, dated June 10, 2013, between Rydex Funds Services, LLC (now MUFG Investor Services (US), LLC) and Rydex ETF Trust, as amended July 22, 2016.

2.	Asserted and potential claims stemming from the tax treatment of prearranged trades with authorized participants custom rebalance baskets.

Schedule 8.6

Tax Opinions

With respect to each Reorganization:

(i) The acquisition by the Acquiring Fund of all of the Assets of the Target Fund, as provided for in the Agreement, in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund shares in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to the reorganization” within the meaning of Section 368(b) of the Code.

(ii) No gain or loss will be recognized by the Target Fund upon the transfer of all of its Assets to, and assumption of its Liabilities by, the Acquiring Fund in exchange solely for Acquiring Fund shares pursuant to Section 361(a) and Section 357(a) of the Code.

(iii) No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the Assets of the Target Fund in exchange solely for the assumption of the Liabilities of the Target Fund and issuance of the Acquiring Fund shares pursuant to Section 1032(a) of the Code.

(iv) No gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Fund shares by the Target Fund to its shareholders in complete liquidation (in pursuance of the Agreement) pursuant to Section 361(c)(1) of the Code.

(v) The tax basis of the Assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such Assets in the hands of the Target Fund immediately prior to the transfer pursuant to Section 362(b) of the Code.

(vi) The holding periods of the Assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such Assets were held by the Target Fund pursuant to Section 1223(2) of the Code.

(vii) No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund shares for the Acquiring Fund shares pursuant to Section 354(a) of the Code.

(viii) The aggregate tax basis of the Acquiring Fund shares to be received by each shareholder of the Target Fund will be the same as the aggregate tax basis of Target Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code.

(ix) The holding period of Acquiring Fund shares received by a shareholder of the Target Fund will include the holding period of the Target Fund shares exchanged therefor, provided that the shareholder held Target Fund shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code.

(x) For purposes of Section 381 of the Code, the Acquiring Fund will succeed to and take into account, as of the date of the transfer as defined in Section 1.381(b)-1(b) of the Income Tax Regulations,

the items of Target Fund described in Section 381(c) of the Code as if there had been no Reorganization, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and, if applicable, the Income Tax Regulations promulgated thereunder.

This opinion does not address the tax consequences of the Reorganization to contracts or securities on which gain or loss is recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code.

APPENDIX B – DESCRIPTIONS OF PRINCIPAL INVESTMENT RISKS

As with all ETFs, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Funds are subject to a number of additional risks that may affect the value or liquidity of the Funds shares. The risk information below may not be applicable to each Fund. Please consult the “Comparison of the Funds – Comparison of Principal Risk Investments” sections of this Proxy Statement/Prospectus to determine which risks are applicable to each Fund. Additional information regarding the principal risks described below may be found under the headings “More Information About the Trust and the Funds – Principal Investment Risks” in the Rydex Funds Prospectus.

Authorized Participant Concentration Risk — Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that serve as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund shares may trade at a discount to NAV and possibly face delisting.

Correlation and Tracking Error Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its Underlying Index, and there can be no guarantee that the Fund will achieve a high degree of correlation with its Underlying Index either on a single trading day or for a longer time period. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and the components of the Underlying Index, rounding of share prices, changes to the composition of the Underlying Index, regulatory policies, a high portfolio turnover rate, and the use of leverage all contribute to tracking error and correlation risk. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective and cause the Fund’s performance to be less than you expect.

Currency Risk — The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies.

Depositary Receipt Risk — The Fund may hold the securities of non-U.S. companies in the form of ADRs and GDRs. The underlying securities of the ADRs and GDRs in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the ADRs and GDRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

Emerging Markets Risk — The Fund’s investments will have exposure to emerging markets. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile because they are countries with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor.

Equity Risk — The Fund is subject to the risk that the value of the equity securities and equity-based derivatives, if any, in the Fund’s portfolio will decline due to volatility in the equity market caused by general market and economic conditions, perceptions regarding particular industries represented in the equity market, or factors relating to specific companies to which the Fund has investment exposure.

ETF Trading Risks — An unanticipated closing of the New York Stock Exchange (the “NYSE”) or one or more markets on which either the Fund’s shares trade or the Fund’s portfolio holdings trade or the inability of such markets to open for trading during normal business hours, such as in response to a natural disaster or other event causing severe market disruption, could result in a shareholder’s inability to buy or sell shares of the Fund and the Fund’s inability to buy and sell exchange-traded portfolio securities during that period, or in a disruption of the Fund’s creation and redemption process, and may make it difficult for the Fund to accurately price its investments thereby potentially affecting the price at which Fund shares trade in the secondary market. All of these events could adversely affect the performance of the Fund. Trading in Fund shares also may be halted by the NYSE or other markets because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be

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unable to purchase or sell shares of the Fund. Similarly, the NYSE or other markets may issue trading halts on specific securities or derivatives, which will affect the ability of the Fund to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio or accurately price its investments and may incur substantial trading losses.

Shares also may trade on the NYSE or on other markets at prices below their NAV. The NAV of shares will fluctuate with changes in the market value of the Fund’s holdings and the exchange-traded prices of the Fund’s shares may not reflect these market values. Although the Fund’s shares are currently listed on the NYSE, there can be no assurance that an active trading market for shares will develop or be maintained.

Foreign Issuer Exposure Risk —The Fund may invest in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers. The Fund’s exposure to foreign issuers and investments in foreign securities are subject to additional risks in comparison to U.S. securities and U.S. issuers, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.

Geographic Concentration Risk —To the extent that the Fund’s investments are concentrated in a particular country or region, the Fund will be susceptible to loss due to adverse market, political, regulatory, and geographic events affecting that country or region. The Fund’s exposure generally will be concentrated in a particular country or region to the same extent as the Underlying Index. The Fund has concentrated investment exposure to the regions listed below.

Asia. While certain Asian economies are exemplars of growth and development others have been and continue to be subject, to some extent, to over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions.

Eastern Europe. Investing in securities of Eastern European issuers involves significant risks, including legal, regulatory, political and economic risks specific to Eastern Europe. In general, Eastern European countries are in the early stages of industrial and economic development and the securities markets in those countries may be substantially smaller, less liquid and more volatile than securities markets in developed countries. In addition, few issuers may represent a large percentage of a particular Eastern European country’s market. Eastern European countries may include countries that were, until recently, governed by communist governments or countries that have failed to achieve economic growth and development typical of developed European countries. In addition, the success of the Eastern European economy may depend, in large part, on the economic health of Western European countries and the European Union as a whole.

Latin America. Investing in Latin American issuers involves significant risks, including legal, regulatory, political and economic risks specific to Latin America. The economies of certain Latin American countries have experienced considerable difficulties in the past and have often lacked stable economic, political and social conditions necessary to promote successful securities markets. Factors affecting the stability of the Latin American markets include, but are not limited to, high inflation and high interest rates, economic volatility, currency devaluations, government debt defaults, high unemployment rates and social unrest. International economic conditions, particularly those in the United States, Europe and Asia, as well as world prices for oil and other commodities may also influence the development of Latin American economies.

Investing in each of these regions is usually considered riskier than investing in assets of U.S. issuers and may be more volatile.

Growth Stocks Risk — Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.

Industry Concentration Risk — The Fund may concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent that the Fund’s investments are

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concentrated in issuers conducting business in the same industry or group of related industries, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry, which may adversely affect the Fund’s performance. For information regarding each Fund’s specific concentration risk(s), please consult the “Comparison of the Funds – Comparison of Principal Risk Investments” sections of this Proxy Statement/Prospectus.

Banks Industry and Banks Industry Group. As a result of the Fund’s concentration in the Banks Industry or Banks Industry Group, the Fund will be more susceptible to the risks associated with that industry or industry group than a fund that does not concentrate its investments. Government regulations may limit both the amounts and types of loans and financial commitments companies in the Banks Industry and Banks Industry Group can make, the interest rates and fees they can charge, and the amount of capital they must maintain, all of which may affect profitability. Credit losses resulting from financial difficulties of borrowers also can negatively affect the performance of banking companies. In addition, the prices of the securities of companies in the Banks Industry and Banks Industry Group may fluctuate widely due to the broadening of regional and national interstate banking powers, the reduction in the number of publicly traded banking companies, and general economic conditions that could create exposure to credit losses. Legislative or regulatory changes and increased government supervision may also affect companies in the Banks Industry and Banks Industry Group. The Banks Industry is a separate industry, and the Banks Industry Group is a separate industry group, comprising the Financials Sector.

Capital Goods Industry Group. As a result of the Fund’s concentration in the Capital Goods Industry Group, the Fund will be more susceptible to the risks associated with that industry group than a fund that does not concentrate its investments. The Capital Goods Industry Group relies heavily on corporate spending and the prices of the securities of companies doing business in the Capital Goods Industry Group may fluctuate widely due to economic cycles and factors affecting manufacturing demands. The Capital Goods Industry Group tends to perform well during times of economic expansion when the demand for capital goods is strong. Conversely, the performance of the Capital Goods Industry Group tends to weaken in economic downturns as a result of low corporate profitability and spending and overall lesser demand for products. Legislative or regulatory changes and increased government supervision may also affect companies in the Capital Goods Industry Group. The Capital Goods Industry Group is a separate industry group comprising the Industrials Sector.

Chemicals Industry. As a result of the Fund’s concentration in the Chemicals Industry, the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments. The prices of securities of companies in the Chemicals Industry may fluctuate widely due to intense competition, product obsolescence, and raw materials prices. In addition, chemicals companies may be subject to risks associated with the production, handling, and disposal of hazardous chemicals. Legislative or regulatory changes and increased government supervision may also affect companies in the Chemicals Industry. The Chemicals Industry is a separate industry comprising the Materials Sector.

Consumer Durables and Apparel Industry Group. As a result of the Fund’s concentration in the Consumer Durables and Apparel Industry Group, the Fund will be more susceptible to the risks associated with that industry group than a fund that does not concentrate its investments. The prices of securities of companies in the Consumer Durables and Apparel Industry Group may fluctuate widely due to consumer spending, which is affected by general economic conditions and consumer confidence levels. The Consumer Durables and Apparel Industry Group is highly competitive, and a company’s success is often tied to its ability to anticipate and react to changing consumer tastes, preferences and demographics. The success of a company in the Consumer Durables Industry Group may also be affected by marketing and advertising campaigns and dependence on third-party suppliers and distribution systems. Legislative or regulatory changes and increased government supervision may also affect companies in the Consumer Durables and Apparel Industry Group. The Consumer Durables and Apparel Industry Group is a separate industry group comprising the Consumer Discretionary Sector.

Diversified Financials Industry Group. As a result of the Fund’s concentration in the Diversified Financials Industry Group, the Fund will be more susceptible to the risks associated with that industry group than a fund that does not concentrate its investments. Companies in the Diversified Financials

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Industry Group may be affected by changing interest rates, credit ratings, and the overall performance of the financial markets, all of which may affect profitability. Credit losses resulting from financial difficulties of borrowers also can negatively affect the performance of companies doing business in the Diversified Financials Industry Group. The Diversified Financials Industry Group is a separate industry group comprising the Financials Sector.

Electric Utilities Industry and Multi-Utilities Industry. As a result of the Fund’s concentration in the Electric Utilities Industry and Multi-Utilities Industry, the Fund will be more susceptible to the risks associated with those industries than a fund that does not concentrate its investments. The prices of securities in the Electric Utilities Industry and Multi-Utilities Industry may fluctuate significantly due to supply and demand, governmental regulation and environmental issues, economic conditions generally affecting electric and utilities companies, competitive pressures due to deregulation in the electric and utilities industries, increased sensitivity to the cost of energy production; and environmental factors such as conservation of natural resources or pollution control. Legislative or regulatory changes and increased government supervision may also affect companies in the utilities industry. The Electric Utilities Industry and Multi-Utilities Industry are separate industries comprising the Utilities Sector.

Equity Real Estate Investment Trusts (REITs) Industry. As a result of the Fund’s concentration in the Equity Real Estate Investment Trusts (REITs) Industry, the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments. The Equity Real Estate Investment Trusts (REITs) Industry is a separate industry comprising the Real Estate Sector. For information regarding the Fund’s investments in the Equity Real Estate Investment Trusts (REITs) Industry and real estate investment trusts, see “Sector Risk” and “Real Estate Investment Trust (REIT) Risk.”

Food, Beverage and Tobacco Industry Group. As a result of the Fund’s concentration in the Food, Beverage and Tobacco Industry Group, the Fund will be more susceptible to the risks associated with that industry group than a fund that does not concentrate its investments. The Food, Beverage and Tobacco Industry Group is highly competitive and can be significantly affected by demographic and product trends, competitive pricing, fads, marketing campaigns, environmental factors, consumer preferences, nutritional and health concerns, federal, state and local food inspection and processing controls, consumer product liability claims, possible product tampering and the availability and expense of liability insurance. Legislative or regulatory changes and increased government supervision may also affect companies in the Food, Beverage and Tobacco Industry Group. The Food, Beverage and Tobacco Industry Group is a separate industry group comprising the Consumer Staples Sector.

Health Care Equipment & Supplies Industry. As a result of the Fund’s concentration in the Health Care Equipment & Supplies Industry, the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments. The prices of securities of companies in the Health Care Equipment & Supplies Industry may fluctuate widely due to government regulation and approval of health care products and services, which can have a significant effect on their price and availability. Furthermore, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a health care company’s market value and/or share price. Legislative or regulatory changes and increased government supervision may also affect companies in the Health Care Equipment & Supplies Industry. The Health Care Equipment & Supplies Industry is a separate industry comprising the Health Care Sector.

Insurance Industry Group. As a result of the Fund’s concentration in the Insurance Industry Group, the Fund will be more susceptible to the risks associated with that industry group than a fund that does not concentrate its investments. The prices of the securities of companies in the Insurance Industry Group, and the overall profitability of such companies, may fluctuate widely due to a number of factors including interest rate movements, the imposition of premium rate caps, and competition and pressure to compete globally. In addition, certain types of insurance companies may also be affected by weather catastrophes and other disasters and mortality rates. The Insurance Industry Group is a separate industry group comprising the Financials Sector.

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Oil, Gas & Consumable Fuels Industry. As a result of the Fund’s concentration in the Oil, Gas & Consumable Fuels Industry, the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments. The prices of the securities of companies in the Oil, Gas & Consumable Fuels Industry may fluctuate widely due to supply and demand for a specific product or service, the price of oil and gas, exploration and production spending, world events, and economic conditions. Natural disasters and changes in exchange rates and interest rates may also affect companies in the Oil, Gas & Consumable Fuels Industry. In addition, the policies of the Organization of Petroleum Exporting Countries (“OPEC”), changes in relationships among OPEC members and between OPEC and oil-importing nations, the regulatory environment, taxation policies, and the economies of the key energy consuming countries may also affect the prices of the securities in the Oil, Gas & Consumable Fuels Industry. Legislative or regulatory changes and increased government supervision may also affect companies in the Oil, Gas & Consumable Fuels Industry. The Oil, Gas & Consumable Fuels Industry is a separate industry comprising the Energy Sector.

Pharmaceuticals Industry. As a result of the Fund’s concentration in the Pharmaceuticals Industry, the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments. The prices of the securities of companies in the Pharmaceuticals Industry may fluctuate widely, particularly when products are up for regulatory approval or under regulatory scrutiny. The prices of securities of pharmaceutical companies may also be affected by effects from world events and economic conditions and market, economic and political risks of countries where the companies are located or do business. Legislative or regulatory changes and increased government supervision may also affect companies in the Pharmaceuticals Industry. The Pharmaceuticals Industry is a separate industry comprising the Health Care Sector.

Retailing Industry Group. As a result of the Fund’s concentration in the Retailing Industry, the Fund will be more susceptible to the risks associated with that industry group than a fund that does not concentrate its investments. The Retailing Industry Group is highly competitive and relies heavily on consumer spending for success. The prices of securities of companies in the Retail Industry Group may fluctuate widely due to general economic conditions, consumer spending and the availability of disposable income, changing consumer tastes and preferences and consumer demographics. In addition, many companies are thinly capitalized, and are dependent upon a relatively few number of business days to achieve their overall results. Legislative or regulatory changes and increased government supervision may also affect companies in the Retailing Industry Group. The Retailing Industry Group is a separate industry group comprising the Consumer Discretionary Sector.

Semiconductors and Semiconductor Equipment Industry Group. As a result of the Fund’s concentration in the Semiconductors and Semiconductor Equipment Industry Group, the Fund will be more susceptible to the risks associated with that industry group than a fund that does not concentrate its investments. Companies in the Semiconductors and Semiconductor Equipment Industry Group rely heavily on technology. The prices of the securities of companies in the Semiconductors and Semiconductor Equipment Industry Group may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, heavy expenses incurred for research and development of products or services that prove unsuccessful, problems related to bringing products to market, and rapid obsolescence of products. Legislative or regulatory changes and increased government supervision may also affect companies in the Semiconductors and Semiconductor Equipment Industry Group. The Semiconductors and Semiconductor Equipment Industry Group is a separate industry group comprising the Information Technology Sector.

Software & Services Industry Group. As a result of the Fund’s concentration in the Software & Services Industry Group, the Fund will be more susceptible to the risks associated with that industry group than a fund that does not concentrate its investments. The prices of the securities of companies in the Software & Services Industry Group may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, changing domestic demand and heavy expenses incurred for research and development of products that prove unsuccessful. Furthermore, the market for products produced by companies in the Software & Services Industry Group is characterized by rapidly changing technology, rapid product obsolescence, and cyclical market patterns, all of which may affect the success of

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software and software services companies. The Software & Services Industry Group is a separate industry group comprising the Information Technology Sector.

Technology, Hardware and Equipment Industry Group. As a result of the Fund’s concentration in the Technology, Hardware and Equipment Industry Group, the Fund will be more susceptible to the risks associated with that industry group than a fund that does not concentrate its investments. The prices of the securities of companies in the Technology, Hardware and Equipment Industry Group may fluctuate widely due to competitive pressures, aggressive pricing, technological developments, changing domestic demand, and the ability to attract and retain skilled employees. In addition, the market for products produced by software companies is characterized by rapidly changing technology, rapid product obsolescence, and cyclical market patterns. Legislative or regulatory changes and increased government supervision may also affect companies in the Technology, Hardware and Equipment Industry Group. The Hardware and Equipment Industry Group is a separate industry group comprising the Information Technology Sector.

Transportation Industry Group. As a result of the Fund’s concentration in the Transportation Industry Group, the Fund will be more susceptible to the risks associated with that industry group than a fund that does not concentrate its investments. The prices of the securities of companies in the Transportation Industry Group may fluctuate widely due to their cyclical nature, occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements, and insurance costs, the recent trend of government deregulation, and increased competition from foreign companies, many of which are partially funded by foreign governments and which may be less sensitive to short-term economic pressures. Legislative or regulatory changes and increased government supervision may also affect companies in the Transportation Industry Group. The Transportation Industry Group is a separate industry group comprising the Industrials Sector.

Investment in Investment Vehicles Risk — Investing in other investment vehicles, including ETFs, closed-end funds, affiliated short-term fixed-income funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment vehicles. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the underlying investment vehicles.

Investment Strategy Risk — There can be no assurance that the multi-factor securities selection process of the Underlying Index will identify companies that will enhance performance. Exposure to the selected factors may detract from performance in some market environments, and securities exhibiting the factors selected may underperform others that exhibit different factors.

Large-Capitalization Securities Risk — The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.

Liquidity and Valuation Risk — In certain circumstances, it may be difficult for the Fund to purchase and sell a particular investment within a reasonable time at a fair price, or the price at which it has been valued by the Advisor for purposes of the Fund’s NAV, causing the Fund to be less liquid. While the Fund intends to invest in liquid securities and financial instruments, under certain market conditions, such as when trading in a particular investment has been halted temporarily by an exchange because the maximum price change of that investment has been realized, it may be difficult or impossible for the Fund to liquidate such investments. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

Market Risk — The market value of the securities and derivatives (if any) held by the Fund may fluctuate over time in response to factors affecting individual companies or other factors such as changing economic, political or financial market conditions.

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Mid-Capitalization Securities Risk — The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. Securities of medium-capitalization companies may experience more price volatility, greater spreads between their bid and ask prices, lower trading volumes, and cyclical or static growth prospects. Medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies.

Non-Diversification Risk — The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer’s securities could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

Passive Investment Risk — The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is actively managed.

Real Estate Investment Trust (REIT) Risk — REITs are securities that invest substantially all of their assets in real estate, trade like stocks and may qualify for special tax considerations. Investments in REITs subject the Fund to risks associated with the direct ownership of real estate. Market conditions or events affecting the overall real estate and REIT markets, such as declining property values or rising interest rates, could have a negative impact on the real estate market and the value of REITs in general. REITs may be affected by changes in the value of the underlying property owned by the trusts, economic downturns which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities. Further, REITs are dependent upon specialized management skills and may have their investments in relatively few properties, or in a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the Fund. In addition, REITs have their own expenses, and the Fund will bear a proportionate share of those expenses.

Sector Risk — The Sector Risks applicable to the Funds are as follows. For information regarding the specific Sector Risk applicable to each Fund, please see the “Comparison of the Funds – Comparison of Principal Risk Investments” sections of this Proxy Statement/Prospectus.

Consumer Discretionary Sector Risk. The manufacturing segment of the Consumer Discretionary Sector includes automotive, household durable goods, leisure equipment and textiles and apparel. The services segment includes hotels, restaurants and other leisure facilities, media production and services, and consumer retailing and services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Discretionary Sector. The performance of companies operating in the Consumer Discretionary Sector has historically been closely tied to the performance of the overall economy, and is also affected by economic growth, consumer confidence, attitudes and spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products in the marketplace. Moreover, the Consumer Discretionary Sector encompasses those businesses that tend to be the most sensitive to economic cycles.

Consumer Staples Sector Risk. The Consumer Staples Sector includes manufacturers and distributors of food, beverages and tobacco and producers of non-durable household goods and personal products. It also includes food and drug retailing companies as well as consumer super centers. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Staples Sector. The performance of companies operating in the Consumer Staples Sector has historically been closely tied to the performance of the overall economy, and is also affected by consumer confidence, demands and preferences, and spending. In addition, companies in the Consumer Staples Sector may be subject to risks pertaining to the supply of, demand for, and prices of raw materials.

Energy Sector Risk. The Energy Sector includes companies operating in the exploration & production, refining & marketing, and storage & transportation of oil & gas and coal & consumable fuels. It also includes companies that offer oil & gas equipment and services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes,

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adverse market conditions and/or increased competition affecting the Energy Sector. The performance of companies operating in the Energy Sector is closely tied to the price and supply of energy fuels and international political events.

Financials Sector Risk. The Financials Sector includes companies involved in banking, thrifts and mortgage finance, specialized finance, consumer finance, asset management and custody banks, investment banking and brokerage and insurance. It also includes Financial Exchanges and Data and Mortgage REITs. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Financials Sector. Companies operating in the Financials Sector are subject to extensive government regulation, which may limit the financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition.

Health Care Sector Risk. The Health Care Sector includes health care providers and services, companies that manufacture and distribute health care equipment and supplies, and health care technology companies. It also includes companies involved in the research, development, production and marketing of pharmaceuticals and biotechnology products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Health Care Sector. The prices of the securities of companies operating in the Health Care Sector are closely tied to government regulation and approval of their products and services, which can have a significant effect on the price and availability of those products and services.

Industrials Sector Risk. The Industrials Sector includes manufacturers and distributors of capital goods such as aerospace and defense, building projects, electrical equipment and machinery and companies that offer construction and engineering services. It also includes providers of commercial and professional services including printing, environmental and facilities services, office services and supplies, security and alarm services, human resource and employment services, research and consulting services. It also includes companies that provide transportation services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Industrials Sector. The prices of the securities of companies operating in the Industrials Sector may fluctuate due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

Information Technology Sector Risk. The Information Technology Sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments and semiconductors. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Information Technology Sector. The prices of the securities of companies operating in the Information Technology Sector are closely tied to market competition, increased sensitivity to short product cycles and aggressive pricing, and problems with bringing products to market.

Materials Sector Risk. The Materials Sector includes companies that manufacture chemicals, construction materials, glass, paper, forest products and related packaging products, and metals, minerals and mining companies, including producers of steel. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Materials Sector. The prices of the securities of companies operating in the Materials Sector may fluctuate widely due to the level and volatility of commodity prices, the exchange value of the U.S. dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

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Real Estate Sector Risk. The Real Estate Sector contains companies operating in real estate development and operation. It also includes companies offering real estate related services and REITs. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Real Estate Sector. The performance of companies operating in the Real Estate Sector has historically been cyclical and particularly sensitive to the overall economy and market changes, including declines in the value of real estate or, conversely, saturation of the real estate market, economic downturns and defaults by borrowers or tenants during such periods, increases in competition, possible lack of mortgage funds or other limits to accessing the credit or capital markets, and changes in interest rates.

Telecommunication Services and Utilities Sector Risk. The Utilities Sector comprises utility companies such as electric, gas and water utilities. It also includes independent power producers & energy traders and companies that engage in generation and distribution of electricity using renewable sources. The Telecommunication Services Sector includes companies that provide communications services primarily through a fixed-line, cellular or wireless, high bandwidth and/or fiber optic cable network. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Utilities Sector and Telecommunication Services Sector. The prices of the securities of companies operating in the Utilities Sector and Telecommunication Services Sector are closely tied to government regulation and market competition.

Small-Capitalization Securities Risk — The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. Small-capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. Securities of small-capitalization companies may experience much more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies.

Underlying Index Risk—Neither the Advisor nor the index provider is able to guarantee the continuous availability or timeliness of the production of the Underlying Index. The calculation and dissemination of the Underlying Index values may be delayed if the information technology or other facilities of the Underlying Index provider, calculation agent, data providers and/or relevant stock exchange malfunction for any reason. A significant delay may cause trading in shares of the Fund to be suspended. Errors in Underlying Index data, computation and/or the construction in accordance with its methodology may occur from time to time and may not be identified and corrected by the Underlying Index provider, calculation agent or other applicable party for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

Value Stocks Risk—Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.

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APPENDIX C – INDEX PROVIDERS INFORMATION AND DISCLAIMERS

MSCI INC.

THE FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY GUGGENHEIM INVESTMENTS [AND INVESCO POWERSHARES CAPITAL MANAGEMENT LLC]. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THE FUNDS OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THE FUNDS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE FUNDS OR THE ISSUER OR OWNERS OF THE FUNDS OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THE FUNDS OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THE FUNDS ARE REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THE FUNDS OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THE FUNDS.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Standard & Poor’s

The S&P 100® Equal Weight Index, S&P 500® Equal Weight Index Total Return, S&P 500® Equal Weight Index Consumer Discretionary Total Return, S&P 500® Equal Weight Index Consumer Staples Total Return, S&P 500® Equal Weight Index Energy Total Return, S&P 500® Equal Weight Index Financials Total Return, S&P 500® Equal Weight Index Health Care Total Return, S&P 500® Equal Weight Index Industrials Total Return, S&P 500® Equal Weight Index Materials Total Return, S&P 500® Equal Weight Real Estate Index, S&P 500® Equal Weight Index Information Technology Total Return, S&P 500® Equal Weight Index Materials Total Return, S&P

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500® Equal Weight Index Telecommunication Services & Utilities Total Return, S&P MidCap 400® Equal Weight Index, S&P SmallCap 600® Equal Weight Index, S&P 500® Top 50 Index, S&P 500® Pure Growth Index Total Return, S&P 500® Pure Value Index Total Return, S&P MidCap 400® Pure Growth Index Total Return, S&P MidCap 400® Pure Value Index Total Return, S&P SmallCap 600® Pure Growth Index Total Return, and S&P SmallCap 600® Pure Value Index Total Return (the “S&P Indices”) are a product of S&P Dow Jones Indices LLC (“SPDJI”), and have been licensed for use by the Advisor. Standard & Poor’s®, S&P®, S&P 100®, S&P 500®, S&P 500® Equal Weight, S&P 500® Equal Weight Consumer Discretionary, S&P 500® Equal Weight Consumer Staples, S&P 500® Equal Weight Energy, S&P 500® Equal Weight Financials, S&P 500® Equal Weight Health Care, S&P 500® Equal Weight Industrials, S&P 500® Equal Weight Materials, S&P 500® Equal Weight Real Estate, S&P 500® Equal Weight Information Technology, S&P 500® Equal Weight Materials, S&P 500® Equal Weight Telecommunication Services & Utilities, S&P MidCap 400®, S&P SmallCap 600®, S&P 500® Pure Growth, S&P 500® Pure Value, S&P MidCap 400® Pure Growth, S&P MidCap 400® Pure Value, S&P SmallCap 600® Pure Growth, and S&P SmallCap 600® Pure Value are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the Advisor. The Funds are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the S&P Indices to track general market performance. S&P Dow Jones Indices’ only relationship to the Advisor with respect to the S&P Indices is the licensing of the S&P Indices and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P Indices are determined, composed and calculated by S&P Dow Jones Indices without regard to the Advisor or the Funds. S&P Dow Jones Indices have no obligation to take the needs of the Advisor or the owners of the Funds into consideration in determining, composing or calculating the S&P Indices. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which each Fund is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the Funds. There is no assurance that investment products based on the S&P Indices will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THE ADVISOR, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THE ADVISOR, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

IPCM does not guarantee the accuracy and/or the completeness of an Underlying Index or any data included therein, and IPCM shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein.

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IPCM makes no warranty, express or implied, as to results to be obtained by a Fund, owners of the Shares or any other person or entity from the use of the Underlying Index or any data included therein. IPCM makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall IPCM have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

Invesco Indexing. The Guggenheim Multi-Factor Large Cap Index Total Return is a trademark of the Invesco Indexing and has been licensed for use for certain purposes by the Adviser. Each Fund and its Shares are not sponsored, endorsed, sold or promoted by the Index Provider and the Index Provider makes no representation regarding the advisability of investing in Shares of a Fund. The Index Provider makes no representation or warranty, express or implied, to the shareholders of a Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of any data supplied by the Index Provider to track general market performance. The Index Provider is an affiliate of the Adviser and its relationship to the Adviser includes the licensing of certain trademarks and trade names of the Index Provider and of the data supplied by the Index Provider, which is determined, composed and calculated by the Index Provider. The Index Provider has no obligation to take the needs of the Adviser or the shareholders of a Fund into consideration in determining, composing or calculating the data supplied by the Index Provider. The Index Provider is not responsible for and has not participated in the determination of the prices of the Shares of a Fund or the timing of the issuance or sale of such Shares. The Index Provider has no obligation or liability in connection with the administration, marketing or trading of a Fund or its Shares.

The Adviser does not guarantee the accuracy and/or the completeness of each Underlying Index or any data included therein and the Adviser shall have no liability for any errors, omissions or interruptions therein.

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APPENDIX D – ADDITIONAL INFORMATION ABOUT THE POWERSHARES FUNDS

(In this Appendix D, references to the “Fund” or “Funds” are to the PowerShares Funds and references to the “Adviser” are to IPCM.)

Additional Information About the Funds’ Strategies and Risks

Principal Investment Strategies

Each Fund generally will invest at least 90% of its total assets in components of its respective Underlying Index. Each Fund operates as an index fund and is not actively managed. Each Fund uses an “indexing” investment approach to attempt to correspond, before fees and expenses, to the performance of its Underlying Index. The Adviser seeks correlation over time of 0.95 or better between a Fund’s performance and the performance of its Underlying Index; a figure of 1.00 would represent perfect correlation. Another means of evaluating the relationship between the returns of a Fund and its Underlying Index is to assess the “tracking error” between the two. Tracking error means the variation between a Fund’s annual return and the return of its Underlying Index, expressed in terms of standard deviation. Each Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period by taking the standard deviation of the difference in the Fund’s returns versus the Underlying Index’s returns. Because each Fund uses an indexing approach to try to achieve its investment objective, each Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.

Each Fund, except the PowerShares MSCI Emerging Markets Equal Country Weight Portfolio, employs a “full replication” methodology in seeking to track its Underlying Index, meaning that it generally invests in substantially all of the securities comprising its respective Underlying Index in approximately the same proportions as the weightings of the securities in the respective Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, a Fund may purchase a sample of securities in its respective Underlying Index.

Because of the practical difficulties and expense of purchasing all of the securities in its Underlying Index, the PowerShares MSCI Emerging Markets Equal Country Weight Portfolio, utilizes a “sampling” methodology to seek to achieve its investment objective. A “sampling” methodology means that the Adviser uses a quantitative analysis to select securities from an Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index, respectively, in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the Adviser bases the quantity of holdings in a Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in its Underlying Index. However, the Adviser reserves the right to invest a Fund in as many securities as it believes necessary to achieve the Fund’s investment objective.

There also may be instances in which the Adviser may choose to (i) overweight a security in an Underlying Index, (ii) purchase securities not contained in an Underlying Index that the Adviser believes are appropriate to substitute for certain securities in that Underlying Index, or (iii) utilize various combinations of other available investment techniques in seeking to track an Underlying Index.

Each Fund may sell securities included in an Underlying Index in anticipation of their removal from the Underlying Index, or purchase securities not included in an Underlying Index in anticipation of their addition to the Underlying Index.

Information About the Underlying Indices

Except for PowerShares Multi-Factor Large Cap Portfolio, each Fund seeks to track an equal weighted index. The general goal of an equal weighted index is to represent the performance of its constituents in equal proportion to one another. In comparison, the degree to which the performance of a constituent of a market capitalization weighted index is represented in the index is dependent on the size of the constituent. For example, the S&P 500® Index tends to be largely representative of a small number of the index’s largest constituents. The equal representation provided by an equal weighted index provides broader exposure to the index constituents than its market capitalization weighted counterpart. An equal weighted index also mitigates single stock risk arising from the more heavily weighted issues in any market capitalization weighted index as well as the opportunity to realize the outperformance of the smaller constituents in the index. More information about the Funds’ Underlying Indices, including calculation methodologies, is available on the S&P Dow Jones website at www.us.spjindicies.com.The Underlying Indices for each Fund, except PowerShares Multi-Factor Large Cap Portfolio and PowerShares MSCI Emerging Markets Equal Country Weight Portfolio, are published by S&P Dow Jones Indices LLC (“S&P”). More information about those Funds’ Underlying Indices, including their calculation methodologies, is available on the S&P website at www.us.spjindices.com. The Underlying Index for PowerShares MSCI Emerging Markets Equal Country Weight Portfolio is published by MSCI Inc. (“MSCI”). More information about the Fund’s Underlying Index, including its calculation methodologies, is available on the MSCI website at www.msci.com.

The Underlying Index of the PowerShares Multi-Factor Large Cap Portfolio seeks to identify attractive companies with strong performance potential via a multi-factor approach. The Underlying Index is comprised of a focused basket of approximately 50 stocks selected from the S&P 500® Index. The Underlying Index security selection process employs a Multi-Factor Composite Score, a proprietary rules-based methodology which seeks to identify component securities with attractive exposures to fundamental (value, growth and quality) and non-fundamental (momentum, short interest, volatility and liquidity) factors. The use of multiple diversifying factors seeks to provide more consistent performance as compared to individual factor strategies that inherently experience cycles of underperformance when a particular factor is out of favor. A multi-factor strategy seeks to generate improved risk-adjusted returns by diversifying sources of returns. The Underlying Index seeks to have a similar sector exposure as the S&P 500® Index. The Underlying Index constituents are equally weighted and rebalanced quarterly.

[The Underlying Index of the PowerShares Multi-Factor Large Cap Portfolio is owned and its methodology will be maintained by Invesco Indexing. The Underlying Index is calculated by S&P Opco, LLC (the “Calculation Agent”). The Calculation Agent calculates and administers the Underlying Index and publishes information regarding the market value of the Underlying Index. Invesco Indexing will have no role in, or any control over, the calculation of the Underlying Index. Invesco Indexing licenses the use of the Underlying Index and certain trademarks and trade names to the Adviser for the benefit of the Fund. The Adviser pays licensing fees to Invesco Indexing from the Adviser’s management fees or other resources for the use of the Underlying Index and related trademarks and trade names. The Adviser, in turn, has entered into a sub-licensing arrangement with the Fund to permit the Fund to use the Underlying Index. The Fund does not pay a fee for the use of the Underlying Index. Invesco Indexing has no obligation to take the needs of the Fund or its shareholders into consideration in determining or constructing the Underlying Index. Invesco Indexing does not guarantee the timeliness, accuracy and/or completeness of the Underlying Index or any data related thereto. Invesco Indexing is affiliated with the Investment Adviser and Invesco Distributors, Inc.]

In the discussion below, S&P, MSCI and Invesco Indexing are referred to as an “Index Provider.”

Non-Principal Investment Strategies

With respect to each Fund except the PowerShares Multi-Factor Large Cap Portfolio, after investing at least 90% of its total assets in components of its respective Underlying Index, each Fund may hold up to 10% of its assets in securities not included in (or, with respect to the PowerShares MSCI Emerging Markets Equal Country Weight Portfolio, representative of) its Underlying Index, futures contracts, options on futures contracts, options, and swaps related to the Underlying Index, as well as cash and cash equivalents (and, with respect to each such Fund except the PowerShares MSCI Emerging Markets Equal Country Weight Portfolio, shares of investment funds, including money market funds).

With respect to the PowerShares Multi-Factor Large Cap Portfolio, after investing at least 80% of its total assets in components of its Underlying Index, the Fund may hold up to 20% of its assets in certain index futures, options, options on index futures, swap contracts or other derivatives related to the Underlying Index and its component securities, as well as in securities and other instruments not included in the Underlying Index, cash and cash equivalents, and shares of other investment companies, including money market funds, that the Adviser believes will help the Fund to achieve its investment objective.

Each Fund may also hold repurchase agreements, U.S. Government securities or cash equivalents to collateralize its derivatives positions. The Adviser anticipates that it may take approximately two business days (a business day is any day that the NYSE is open) for the Adviser to fully reflect the additions to, and deletions from, each Fund’s respective Underlying Index in the portfolio composition of that Fund.

In accordance with 1940 Act rules, each Fund (except PowerShares S&P 100® Equal Weight Portfolio, PowerShares S&P 500® Equal Weight Portfolio, PowerShares S&P 500® Pure Growth Portfolio, PowerShares S&P 500® Pure Value Portfolio and PowerShares S&P 500® Top 50 Portfolio) has adopted a policy to invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in certain types of securities (e.g., securities of a certain size, such as small-, mid- or large-cap equity securities) or in securities of companies in a particular economic sector (e.g., securities of companies in the energy, technology or health care sectors) or region (e.g., securities of companies located in emerging markets) that is suggested by the Fund’s name (for each such Fund, an “80% investment policy”). Each Fund with an 80% investment policy considers the securities suggested by its name to be those securities that comprise its respective Underlying Index. Therefore, each such Fund anticipates meeting its 80% investment policy because it already is required to invest at least 90% of its total assets (for PowerShares Multi-Factor Large Cap Portfolio, at least 80% of its total assets) in securities that comprise its respective Underlying Index, in accordance with its principal investment strategies and the terms of the Trusts’ exemptive relief.

Each of the investment policies described herein, including each Fund’s investment objective and 80% investment policy, constitutes a non-fundamental policy that the PowerShares Board may change without shareholder approval upon 60 days’ prior written notice to shareholders. The fundamental and non-fundamental policies of the Funds are set forth in the SAI to this Proxy Statement/Prospectus.

Borrowing Money

Each Fund may borrow money to the extent permitted by (i) the 1940 Act, (ii) the rules and regulations promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act.

Additional Risks of Investing in the Funds

The following provides additional risk information regarding investing in the Funds.

Trading Issues

Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged.

Index Provider Risk

Each Fund seeks to achieve returns that generally correspond, before fees and expenses, to the performance of its Underlying Index, as published by an Index Provider. There is no assurance that an Index Provider will compile an Underlying Index accurately, or that an Underlying Index will be determined, composed or calculated accurately. While each Index Provider gives descriptions of what an Underlying Index is designed to achieve, an Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in such indices, and it generally does not guarantee that an Underlying Index will be in line with its methodology. Errors made by an Index Provider with respect to the quality, accuracy and completeness of the data within an Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by a Fund and its shareholders.

Index Rebalancing Risk

Pursuant to the methodology that an Index Provider uses to calculate and maintain an Underlying Index, a security may be removed from a Fund’s Underlying Index in the event that it does not comply with the eligibility requirements of the Underlying Index. As a result, a Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between a Fund’s annual return and the return of its Underlying Index may increase significantly.

Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to an Underlying Index, for example, to correct an error in the selection of constituents. When a Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose a Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase a Fund’s costs and market exposure.

Shares May Trade at Prices Different than NAV

The NAV of the Shares generally will fluctuate with changes in the market value of a Fund’s holdings. The market prices of Shares generally will fluctuate in accordance with changes in NAV, as well as the relative supply of and demand for Shares on the Exchange. The Adviser cannot predict whether the Shares will trade below, at or above a Fund’s NAV. Price differences may be due largely to the fact that supply and demand forces at work in the secondary trading market for the Shares will be related, but not identical, to the same forces influencing the prices of the components of a Fund’s Underlying Index trading individually or in the aggregate at any point in time. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Money Market Funds Risk

Money market funds are subject to management fees and other expenses, and a Fund’s investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds’ operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that a Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.

Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, under recent amendments to money market fund regulations under the 1940 Act, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Those rule amendments also permit money market funds to impose liquidity fees and redemption gates for use in times of market stress. If a Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument as a result of the rule amendments may negatively affect the Fund’s return potential.

Derivatives Risk

Each Fund may invest in derivatives, such as futures contracts, options on futures contracts, options and swaps. Derivatives are financial instruments that derive their value from an underlying asset, such as a security, index or exchange rate. Derivatives may be riskier than other types of investments and may be more volatile and less liquid than other securities.

Derivatives may be used to create synthetic exposure to an underlying asset or to hedge a portfolio risk. If a Fund uses derivatives to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.

Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. Over-the-counter derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.

Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of a Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative.

Risks of Futures and Options

Each Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in its Underlying Index, or to manage cash flows. A Fund will not use futures or options for speculative purposes. Each Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.

An option gives a holder the right to buy or sell a specific security or an index at a specified price within a specified period of time. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified price at any time prior to the expiration date of the option. Options can offer large amounts of leverage, which may result in a Fund’s NAV being more sensitive to changes in the value of the related instrument. The purchase of put or call options could be based upon predictions as to anticipated trends; such predictions could prove to be incorrect resulting in loss of part or all of the premium paid. The risk of trading uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) potentially is unlimited.
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of the stock index future and the movement in the Underlying Index. In the event of adverse price movements, a Fund would remain required to make daily cash payments to maintain its required margin. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. The risk of loss in trading futures contracts or potentially is unlimited.

Each Fund must segregate liquid assets or take other appropriate measures to “cover” open positions in futures contracts. For futures contracts that do not cash settle, each Fund must segregate liquid assets equal to the full notional value of the futures contracts while the positions are open. For futures contracts that do cash settle, each Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the futures contract, if any, rather than their full notional value.

Risks of Swap Agreements

Each Fund may enter into swap transactions, including total return swaps, to simulate full investment in its Underlying Index or to manage cash flows. A swap is an agreement involving the exchange by a Fund with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified amount. In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time. The underlying asset might be a security or basket of securities, and the non-asset reference could be a securities index. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. The payments of the two parties could be made on a net basis.

Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional instruments. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Such risks include including leverage risk, liquidity risk and counterparty risk.

Swap agreements may have a leverage component, and therefore adverse changes in the value or level of the reference instrument, such as an underlying asset, can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps, such as total return swaps, have the potential for unlimited loss, regardless of the size of the initial investment.

Counterparty risk is the risk that the other party in a swap agreement might default on a contract or fail to perform by not paying amounts due. In that event, a Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws that could affect a Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it contractually is entitled to receive). A Fund could experience lengthy delays in recovering its assets and may not receive any recovery at all. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with a Fund, which may cause the Fund to experience difficulty in purchasing or selling these instruments in a timely manner.

Each Fund will earmark or segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the swaps of which it is the seller, marked-to-market on a daily basis.

Repurchase Agreements Risk

Repurchase agreements are agreements pursuant to which a Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. Repurchase agreements may be characterized as loans secured by the underlying securities. If the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, a Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, a Fund’s ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, a Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.

Tax-Advantaged Structure of ETFs

Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, the Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect shareholders from the adverse effects on a Fund’s portfolio that could arise from frequent cash redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual funds may need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for a Fund or its shareholders.

Each Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the Fund’s Underlying Index. Each Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes,” below.

Portfolio Holdings

A description of the PowerShares Trusts’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the SAI related to this Proxy Statement/Prospectus.

How to Buy and Sell Shares

Each Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.

Most investors will buy and sell Shares of each Fund in secondary market transactions through brokers. Shares of each Fund are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “oddlots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Following the closing of the Reorganizations, Fund shares will be listed for secondary trading on the Exchange under the following symbols:

POWERSHARES FUNDS	TICKER SYMBOL
PowerShares S&P 100® Equal Weight Portfolio	OEW
PowerShares S&P 500® Equal Weight Portfolio	RSP
PowerShares S&P 500® Equal Weight Consumer Discretionary Portfolio	RCD
PowerShares S&P 500® Equal Weight Consumer Staples Portfolio	RHS
PowerShares S&P 500® Equal Weight Energy Portfolio	RYE
PowerShares S&P 500® Equal Weight Financials Portfolio	RYF
PowerShares S&P 500® Equal Weight Health Care Portfolio	RYH
PowerShares S&P 500® Equal Weight Industrials Portfolio	RGI
PowerShares S&P 500® Equal Weight Materials Portfolio	RTM
PowerShares S&P 500® Equal Weight Real Estate Portfolio	EWRE
PowerShares S&P 500® Equal Weight Technology Portfolio	RYT
PowerShares S&P 500® Equal Weight Utilities Portfolio	RYU
PowerShares S&P MidCap 400® Equal Weight Portfolio	EWMC
PowerShares S&P SmallCap 600® Equal Weight Portfolio	EWSC
PowerShares MSCI Emerging Markets Equal Country Weight Portfolio	EWEM
PowerShares S&P 500® Top 50 Portfolio	XLG
PowerShares S&P 500® Pure Growth Portfolio	RPG
PowerShares S&P 500® Pure Value Portfolio	RPV
PowerShares S&P MidCap 400® Pure Growth Portfolio	RFG
PowerShares S&P MidCap 400® Pure Value Portfolio	RFV
PowerShares S&P SmallCap 600® Pure Growth Portfolio	RZG
PowerShares S&P SmallCap 600® Pure Value Portfolio	RZV
PowerShares Multi-Factor Large Cap Portfolio	GMFL

Share prices are reported in dollars and cents per Share.

APs may acquire Shares directly from a Fund, and APs may tender their Shares for redemption directly to a Fund, at NAV per Share only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI to this Proxy Statement/Prospectus.

Under normal circumstances, a Fund will pay out redemption proceeds to a redeeming AP within two days after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and in the agreement between the AP and the Fund’s distributor. However, each Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request (as discussed above) to pay an AP, all as permitted by the 1940 Act. Each Fund anticipates regularly meeting redemption requests primarily through in-kind redemptions. However, each Fund reserves the right to pay redemption proceeds to an AP in cash, consistent with the Trust’s exemptive relief. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents.

Each Fund may liquidate and terminate at any time without shareholder approval.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.

Share Trading Prices

The trading prices of a Fund’s shares listed on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

The approximate value of Shares of each Fund, an amount representing on a per share basis the sum of the current market price of the securities accepted by the Fund in exchange for Shares of the Fund and an estimated cash component, will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. This approximate value should not be viewed as a “real-time” update of the NAV per Share of a Fund because the approximate value will not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value of the Shares, and the Funds do not make any warranty as to the accuracy of the approximate value.

Dividends, Other Distributions and Taxes

Dividends and Other Distributions

Ordinarily, dividends from net investment income, if any, are declared and paid at least annually by each Fund. Each Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, and to avoid a federal excise tax imposed on regulated investment companies.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

•	Your Fund makes distributions,

•	You sell your Shares (including when you exchange Shares for shares of another ETF), and

•	You purchase or redeem Creation Units.

Taxes on Distributions

As stated above, dividends from net investment income, if any, ordinarily are declared and paid at least annually by each Fund. Each Fund also may pay a special distribution at the end of a calendar year to comply with federal tax requirements and/or to minimize or eliminate federal tax liability. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or Shares (if reinvestment is available from the broker through whom you purchased your Shares).

Dividends paid to you out of a Fund’s net investment income and net realized short-term capital gains, if any, are taxable as ordinary income. A Fund’s dividends attributable to its “qualified dividend income,” if reported as such by a Fund, generally will be subject to federal income tax for individual and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy certain restrictions with respect to their Shares at the lower maximum rates for long-term capital gains described in the next paragraph. Additionally, a portion of a Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations.

Distributions to you of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares. Those gains of individual shareholders generally are subject to federal income tax at the maximum rates of 15% (20% for certain high income taxpayers).

Distributions to you in excess of a Fund’s current and accumulated earnings and profits, if any, are treated as a tax-free return of capital to the extent of your basis in your Shares and as capital gain thereafter. A distribution will reduce a Fund’s NAV per Share and may be taxable to you (as ordinary income or long-term capital gain) even though, from an investment standpoint, the distribution constitutes a partial return of capital.

By law, a Fund is required to withhold 28% of distributions otherwise payable to you if you are an individual shareholder and have not provided a correct social security number or other taxpayer identification number or otherwise are subject to backup withholding.

There is a risk that the tax treatment of futures, options, and options on futures may be affected by future regulatory or legislative changes that could affect the character, timing, and/or amount of a Fund’s taxable income or gains and distributions.

Taxes on Share Sales

Any capital gain or loss you realize upon a sale of Shares generally is treated as long-term capital gain or loss if you held the Shares for more than one year and as short-term capital gain or loss if you held the Shares for one year or less. Your ability to deduct capital losses realized on a sale of Shares may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP that exchanges securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Unit and the sum of the AP’s aggregate basis in the securities surrendered plus any cash component paid. An AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP’s basis in the Creation Unit and the aggregate market value of the securities received plus or minus an amount, if any, equal to the difference between the NAV of the redeemed Shares, as next determined after receipt of a request in proper form, and the value of those securities. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales,” (other than, in certain cases, for securities dealers), or on the ground that there has been no significant change in the AP’s economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.

Any capital gain or loss realized upon redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at the price thereof.

Foreign Income Taxes

Certain foreign governments levy withholding or other taxes on dividend and interest income. A Fund also may be subject to foreign income taxes with respect to other income. Although in some countries a portion of these taxes may be recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

A Fund may elect to pass its credits for foreign income taxes, subject to certain limitations, through to its shareholders for a taxable year if more than 50% of its assets at the close of the year, by value, consists of stock and securities of foreign corporations. If a Fund makes this election, each shareholder will be treated as having paid a proportionate share of the Fund’s foreign income taxes, but the shareholder must include an equal amount in gross income.

The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Funds. It is not a substitute for personal tax advice. You also may be subject to state, local, and/or foreign tax on a Fund’s distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Distributor

Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value

The Bank of New York Mellon (“BNYM”) calculates each Fund’s NAV at the close of regular trading (normally 4:00 p.m., Eastern time) every day the NYSE is open, provided that U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV for each Fund will be calculated and disseminated on each day that the NYSE is open. NAV is calculated by deducting all of a Fund’s liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than trade date plus one day. All valuations are subject to review by the PowerShares Board or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available are valued at market value. Securities listed or traded on an exchange generally are valued at the last sales price or official closing price that day as of the close of the exchange where the security is primarily traded. Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they will be valued at the last sale or official closing price on the exchanges on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Options generally are valued at the closing price (and, if no closing price is available, at the mean of the last bid/ask quotations), generally from the exchange where such instruments principally trade. Futures contracts generally are valued based on quotations from a pricing vendor or market makers. Swaps generally are valued using pricing provided from independent pricing services.

Certain securities may not be listed on an exchange; typically, those securities are bought and sold by institutional investors in individually negotiated private transactions. Such securities, as well as listed securities whose market price is not readily available, will be valued using pricing provided from independent pricing services or by another method that the Adviser, in its judgment, believes will better reflect the security’s fair value in accordance with the Trusts’ valuation policies and procedures approved by the PowerShares Board.

Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when a Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Adviser determines that the closing price of the security is unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s Underlying Index. This may adversely affect a Fund’s ability to track its Underlying Index. With respect to securities that primarily are listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

Other Information

Section 12(d)(1) of the 1940 Act restricts investments by investment companies (and companies relying on Section 3(c)(1) or 3(c)(7) of the 1940 Act) in the securities of other investment companies. However, registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trusts, including that such investment companies enter into an agreement with a Trust on behalf of the Fund prior to exceeding the limits imposed by Section 12(d)(1). Additionally, each Fund is permitted to invest in other registered investment companies beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in another exemptive order that the SEC has issued to the Trusts. If a Fund relies on this exemptive relief, however, other investment companies may not invest in the Fund beyond the statutory provisions of Section 12(d)(1).

APPENDIX E – COMPARISON OF FUNDAMENTAL INVESTMENT RESTRICTIONS

Rydex Fund and PowerShares Fund Fundamental Investment Restrictions – Industry Concentration

Rydex Fund	Rydex Fund’s Fundamental Concentration Restriction	Corresponding PowerShares Fund’s Fundamental Concentration Restriction	Material Differences
All Rydex Funds, except Guggenheim MSCI Emerging Markets Equal Country Weight ETF and Guggenheim Multi-Factor Large Cap ETF	Each Fund shall not invest 25% or more of the value of the Fund’s total assets in the securities of one or more issuers conducting their principal business activities in the same industry; except that, to the extent the benchmark or sector selected for a particular Fund is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry. This limitation does not apply to investments or obligations of the U.S. government or any of its agencies or instrumentalities, or shares of investment companies.	Each Fund may not invest 25% or more of the value of its net assets in securities of issuers in any one industry or group of industries, except to the extent that the Underlying Index concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities	The Rydex Funds’ restriction is based on total assets, while the PowerShares Funds’ restriction is based on net assets.

Guggenheim MSCI Emerging Markets Equal Country Weight ETF Guggenheim Multi-Factor Large Cap ETF	Each Fund shall not invest 25% or more of the value of the Fund’s total assets in the securities of one or more issuers conducting their principal business activities in the same industry; except that, to the extent the benchmark or sector selected for a particular Fund is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry. This limitation does not apply to investments or obligations of the U.S. government or any of its agencies or instrumentalities, or shares of investment companies.	The Fund may not invest more than 25% of the value of its net assets in securities of issuers in any one industry or group of industries, except to the extent that the underlying index that the Fund replicates concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.	The Rydex Fund’s restriction applies to investments of “25% or more” of total assets, while the PowerShares Fund’s restriction applies to investments of “more than 25%” of net assets.

Rydex Fund and PowerShares Fund Fundamental Investment Restrictions – Borrowing

Rydex Fund	Rydex Fund’s Fundamental Borrowing Restriction	Corresponding PowerShares Fund’s Fundamental Borrowing Restriction	Material Differences
All Rydex Funds	Each Fund shall not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time.	Each Fund may not borrow money, except the Fund may borrow money to the extent permitted by (i) the 1940 Act, (ii) the rules and regulations promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act.	The PowerShares Funds’ restriction is slightly broader, allowing for borrowings pursuant to rules under the 1940 Act.

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Rydex Fund and PowerShares Fund Fundamental Investment Restrictions – Underwriting

Rydex Fund	Rydex Fund’s Fundamental Underwriting Restriction	Corresponding PowerShares Fund’s Fundamental Underwriting Restriction	Material Differences
All Rydex Funds	Each Fund shall not act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.	Each Fund may not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.	No material differences.

Rydex Fund and PowerShares Fund Fundamental Investment Restrictions – Making Loans

Rydex Fund	Rydex Fund’s Fundamental Loans Restriction	Corresponding PowerShares Fund’s Fundamental Loans Restriction	Material Differences
All Rydex Funds, except Guggenheim MSCI Emerging Markets Equal Country Weight ETF and Guggenheim Multi-Factor Large Cap ETF	Each Fund shall not make loans if, as a result, more than 331/3% of the Fund’s total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.	Each Fund may not make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund’s investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s total assets.	No material differences.

Guggenheim MSCI Emerging Markets Equal Country Weight ETF Guggenheim Multi-Factor Large Cap ETF	Each Fund shall not make loans if, as a result, more than 331/3% of the Fund’s total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.	Each Fund may not make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund’s investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such repurchase agreements or loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such repurchase agreements and loans would exceed 33 1/3% of the value of the Fund’s total assets.	No material differences.

Rydex Fund and PowerShares Fund Fundamental Investment Restrictions – Real Estate and Commodities

Rydex Fund	Rydex Fund’s Fundamental Real Estate and Commodities Restriction	Corresponding PowerShares Fund’s Fundamental Real Estate and Commodities Restriction	Material Differences
All Rydex Funds	Each Fund shall not purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts;	Each Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).	The PowerShares Funds have separate policies regarding real estate and commodities, while the Rydex Funds have one policy that addresses investments

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Rydex Fund	Rydex Fund’s Fundamental Real Estate and Commodities Restriction	Corresponding PowerShares Fund’s Fundamental Real Estate and Commodities Restriction	Material Differences
	and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.	Each Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).	in real estate and commodities.

Rydex Fund and PowerShares Fund Fundamental Investment Restrictions – Senior Securities

Rydex Fund	Rydex Fund’s Fundamental Senior Securities Restriction	Corresponding PowerShares Fund’s Fundamental Senior Securities Restriction	Material Differences
All Rydex Funds	Each Fund shall not issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.	Each Fund may not issue senior securities, except as permitted under the 1940 Act.	The Rydex Funds’ restriction is slightly broader, allowing for exceptions by order of the SEC, rather than by the 1940 Act.

Rydex Fund and PowerShares Fund Fundamental Investment Restrictions – Oil, Gas and Mineral Leases

Rydex Fund	Rydex Fund’s Fundamental Oil, Gas and Mineral Leases Restriction	Corresponding PowerShares Fund’s Fundamental Oil, Gas and Mineral Leases Restriction	Material Differences
All Rydex Funds	Each Fund shall not invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.	[No equivalent restriction.]	The PowerShares Funds do not have a similar fundamental restriction. However, the PowerShares Funds have a nearly identical non-fundamental restriction.

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APPENDIX F – COMPARISON OF STATE LAWS

Each Rydex Fund and the PowerShares Multi-Factor Large Cap Portfolio are series of a Delaware statutory trust. Each PowerShares Fund, except the PowerShares Multi-Factor Large Cap Portfolio, is a series of a Massachusetts business trust. The laws governing Delaware statutory trusts and Massachusetts business trusts have similar effect, but they differ in certain respects. Both the Delaware Statutory Trust Act (“DE Statute”) and Massachusetts business trust law (“MA Statute”) permit a trust’s governing instrument to contain provisions relating to shareholder rights and removal of trustees, and provide trusts with the ability to amend or restate the trust’s governing instruments. However, the MA Statute is silent on many of the salient features of a Massachusetts business trust (a “MA Trust”) whereas the DE Statute provides guidance and offers a significant amount of operational flexibility to Delaware statutory trusts (a “DE Trust”). The DE Statute provides explicitly that the shareholders and trustees of a DE Trust are not liable for obligations of the trust to the same extent as under corporate law, while under the MA Statute, shareholders and trustees could potentially be liable for trust obligations. The DE Statute authorizes the trustees to take various actions without requiring shareholder approval if permitted by a Fund’s governing instruments. For example, trustees may have the power to amend the Delaware trust instrument, merge or consolidate a Fund with another entity, and to change the Delaware trust’s domicile, in each case without a shareholder vote.

The following is a discussion of only certain material differences between the DE Statute and MA Statute, as applicable, and is not a complete description of them. Further information about each Fund’s current trust structure is contained in such Fund’s organizational documents and in relevant state law.

	Delaware Statutory Trust	Massachusetts Business Trust
Governing Documents/ Governing Body	A DE Trust is formed by the filing of a certificate of trust with the Delaware Secretary of State. A DE Trust is an unincorporated association organized under the DE Statute whose operations are governed by its governing document (which may consist of one or more documents). Its business and affairs are managed by or under the direction of one or more trustees. As described in this chart, DE Trusts are granted a significant amount of organizational and operational flexibility. Delaware law makes it easy to obtain needed shareholder approvals, and also permits the management of a DE Trust to take various actions without being required to make state filings or obtain shareholder approval.

A MA Trust is created by the trustees’ execution of a written declaration of trust. A MA Trust is required to file the declaration of trust with the Secretary of the Commonwealth of Massachusetts and with the clerk of every city or town in Massachusetts where the trust has a usual place of business. A MA Trust is a voluntary association with transferable shares of beneficial interests, organized under the MA Statute. A MA Trust is considered to be a hybrid, having characteristics of both corporations and common law trusts. A MA Trust’s operations are governed by a trust document and bylaws. The business and affairs of a MA Trust are managed by or under the direction of a board of trustees.

MA Trusts are also granted a significant amount of organizational and operational flexibility. The MA Statute is silent on most of the salient features of MA Trusts, thereby allowing trustees to freely structure the MA Trust. The MA Statute does not specify what information must be contained in the declaration of trust, nor does it require a registered officer or agent for service of process.

Ownership Shares of Interest	Under both the DE Statute and the MA Statute, the ownership interests in a DE Trust and MA Trust are denominated as “beneficial interests” and are held by “beneficial owners.”

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	Delaware Statutory Trust	Massachusetts Business Trust
Series and Classes	Under the DE Statute, the governing document may provide for classes, groups or series of shares, having such relative rights, powers and duties as shareholders set forth in the governing document. Such classes, groups or series may be described in a DE Trust’s governing document or in resolutions adopted by its trustees.	The MA Statute is silent as to any requirements for the creation of such series or classes.

Shareholder Voting Rights	Under the DE Statute, the governing document may set forth any provision relating to trustee and shareholder voting rights, including the withholding of such rights from certain trustees or shareholders. If voting rights are granted, the governing document may contain any provision relating to the exercise of voting rights. No state filing is necessary and, unless required by the governing document, shareholder approval is not needed.	There is no provision in the MA Statute addressing voting by the shareholders of a MA Trust.

Quorum	Under the DE Statute, the governing document may set forth any provision relating to quorum requirements at meetings of shareholders.	There is no provision in the MA Statute addressing quorum requirements at meetings of shareholders of a MA Trust.

Shareholder Meetings	Neither the DE Statute nor the MA Statute mandates an annual shareholders’ meeting.

Organization of Meetings	Neither the DE Statute nor the MA Statute contain provisions relating to the organization of shareholder meetings.

Record Date	Under the DE Statute, the governing document may provide for record dates.	There is no record date provision in the MA Statute.

Qualification and Election of Trustees	Under the DE Statute, the governing documents may set forth the manner in which trustees are elected and qualified.	The MA Statute does not contain provisions relating to the election and qualification of trustees of a MA Trust.

Removal of Trustees	Under the DE Statute, the governing documents of a DE Trust may contain any provision relating to the removal of trustees; provided, however, that there shall at all times be at least one trustee of a DE Trust.	The MA Statute does not contain provisions relating to the removal of trustees.

Restrictions on Transfer	Neither the DE Statute nor the MA Statute contain provisions relating to the ability of a DE Trust or MA Trust, as applicable, to restrict transfers of beneficial interests.

Preemptive Rights and Redemption of Shares	Under each of the DE Statute and the MA Statute, a governing document may contain any provision relating to the rights, duties and obligations of the shareholders.

Liquidation Upon Dissolution or Termination Events	Under the DE Statute, a DE Trust that has dissolved shall first pay or make reasonable provision to pay all known claims and obligations, including those that are contingent, conditional and unmatured, and all known claims and obligations for which the claimant is unknown. Any remaining assets shall be distributed to the shareholders or as otherwise provided in the governing document.	The MA Statute has no provisions pertaining to the liquidation of a MA Trust.

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	Delaware Statutory Trust	Massachusetts Business Trust
Shareholder Liability	Under the DE Statute, except to the extent otherwise provided in the governing document of a DE Trust, shareholders of a DE Trust are entitled to the same limitation of personal liability extended to shareholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware.	The MA Statute does not include an express provision relating to the limitation of liability of the shareholders of a MA Trust. The shareholders of a MA Trust could potentially be held personally liable for the obligations of the trust, notwithstanding an express provision in the governing document stating that the shareholders are not personally liable in connection with trust property or the acts, obligations or affairs of the MA Trust.

Trustee/Director Liability	Subject to the provisions in the governing document, the DE Statute provides that a trustee or any other person managing the DE Trust, when acting in such capacity, will not be personally liable to any person other than the DE Trust or a shareholder of the DE Trust for any act, omission or obligation of the DE Trust or any trustee. To the extent that at law or in equity a trustee has duties (including fiduciary duties) and liabilities to the DE Trust and its shareholders, such duties and liabilities may be expanded or restricted by the governing document.	The MA Statute does not include an express provision limiting the liability of the trustee of a MA Trust. The trustees of a MA Trust could potentially be held personally liable for the obligations of the trust.

Indemnifica-tion	Subject to such standards and restrictions as may be contained in the governing document of a DE Trust, the DE Statute authorizes a DE Trust to indemnify and hold harmless any trustee, shareholder or other person from and against any and all claims and demands.	The MA Statute is silent as to the indemnification of trustees, officers and shareholders.

Insurance	Neither the DE Statute nor the MA Statute contains provisions regarding insurance.

Shareholder Right of Inspection	Under the DE Statute, except to the extent otherwise provided in the governing document of a DE Trust and subject to reasonable standards established by the trustees, each shareholder has the right, upon reasonable demand for any purpose reasonably related to the shareholder’s interest as a shareholder, to obtain from the DE Trust certain information regarding the governance and affairs of the DE Trust, including a current list of the name and last known address of each beneficial owner and trustee. In addition, the DE Statute permits the trustees of a DE Trust to keep confidential from shareholders for such period of time as deemed reasonable any information that the trustees in good faith believe would not be in the best interest of the DE Trust to disclose or that could damage the DE Trust or that the DE Trust is required by law or by agreement with a third party to keep confidential.	There is no provision in the MA Statute relating to shareholder inspection rights.

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	Delaware Statutory Trust	Massachusetts Business Trust
Derivative Actions	Under the DE Statute, a shareholder may bring a derivative action if trustees with authority to do so have refused to bring the action or if a demand upon the trustees to bring the action is not likely to succeed. A shareholder may bring a derivative action only if the shareholder is a shareholder at the time the action is brought and: (a) was a shareholder at the time of the transaction complained about or (b) acquired the status of shareholder by operation of law or pursuant to the governing document from a person who was a shareholder at the time of the transaction. A shareholder’s right to bring a derivative action may be subject to such additional standards and restrictions, if any, as are set forth in the governing document.	There is no provision under the MA Statute regarding derivative actions.

Arbitration of Claims	The DE Statute provides flexibility as to providing for arbitration pursuant to the governing documents of a DE Trust.	There is no provision under the MA Statute regarding arbitration.

Amendments to Governing Documents	The DE Statute provides broad flexibility as to the manner of amending and/or restating the governing document of a DE Trust. Amendments to the declaration that do not change the information in the DE Trust’s certificate of trust are not required to be filed with the Delaware Secretary of State.	The MA Statute provides broad flexibility as to the manner of amending and/or restating the governing document of a MA Trust. The MA Statute provides that the trustees shall, within thirty days after the adoption of any amendment to the declaration of trust, file a copy with the Secretary of the Commonwealth of Massachusetts and with the clerk of every city or town in Massachusetts where the trust has a usual place of business.

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APPENDIX G – OWNERSHIP OF THE RYDEX FUNDS

As of [    ], the following persons were the only persons who were record owners (or to the knowledge of any Fund, beneficial owners) of 5%* or more of the shares of each Rydex Fund. The ownership information presented below is based on securities position listing reports as of the Record Date. The Funds do not have any knowledge of who are the ultimate beneficiaries of the shares.

Fund	Name and Address of Shareholder	Number of Outstanding Shares Owned	Percentage of Fund Owned
Guggenheim S&P 100® Equal Weight ETF
Guggenheim S&P 500® Equal Weight ETF
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF
Guggenheim S&P 500® Equal Weight Consumer Staples ETF
Guggenheim S&P 500® Equal Weight Energy ETF
Guggenheim S&P 500® Equal Weight Financials ETF
Guggenheim S&P 500® Equal Weight Health Care ETF
Guggenheim S&P 500® Equal Weight Industrials ETF
Guggenheim S&P 500® Equal Weight Materials ETF
Guggenheim S&P 500® Equal Weight Real Estate ETF
Guggenheim S&P 500® Equal Weight Technology ETF
Guggenheim S&P 500® Equal Weight Utilities ETF
Guggenheim S&P MidCap 400® Equal Weight ETF
Guggenheim S&P SmallCap 600® Equal Weight ETF
Guggenheim MSCI Emerging Markets Equal Country Weight ETF
Guggenheim S&P 500® Top 50 ETF
Guggenheim S&P 500® Pure Growth ETF
Guggenheim S&P 500® Pure Value ETF
Guggenheim S&P MidCap 400® Pure Growth ETF
Guggenheim S&P MidCap 400® Pure Value ETF
Guggenheim S&P SmallCap 600® Pure Growth ETF
Guggenheim S&P SmallCap 600® Pure Value ETF
Guggenheim Multi-Factor Large Cap ETF

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* A party holding in excess of 25% of the outstanding voting securities of a Fund is presumed to be a “control person” (as defined in the 1940 Act) of such Fund, based on the substantial ownership interest held and the party’s resultant ability to influence voting on certain matters submitted for shareholder consideration.

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THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES, AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

SUBJECT TO COMPLETION, DATED NOVEMBER 21, 2017

POWERSHARES EXCHANGE-TRADED FUND TRUST

POWERSHARES EXCHANGE-TRADED FUND TRUST II

POWERSHARES EXCHANGE-TRADED SELF-INDEXED FUND TRUST

3500 Lacey Road, Suite 700

Downers Grove, Illinois 60515

(800) 983-0903

STATEMENT OF ADDITIONAL INFORMATION

Dated [        ]

This Statement of Additional Information (the “SAI”), which is not a prospectus, supplements and should be read in conjunction with the combined Proxy Statement and Prospectus dated [        ] (the “Proxy Statement/Prospectus”) relating to the proposed reorganization of each series identified below under the heading “Rydex Funds” (each, a “Rydex Fund,” and collectively, the “Rydex Funds”) into a corresponding, newly formed series identified below under the heading “PowerShares Funds” (each, a “PowerShares Fund,” and collectively, the “PowerShares Funds”).

RYDEX FUNDS	POWERSHARES FUNDS	TICKER SYMBOL
Guggenheim S&P 100® Equal Weight ETF	PowerShares S&P 100® Equal Weight Portfolio	OEW
Guggenheim S&P 500® Equal Weight ETF	PowerShares S&P 500® Equal Weight Portfolio	RSP
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	PowerShares S&P 500® Equal Weight Consumer Discretionary Portfolio	RCD
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	PowerShares S&P 500® Equal Weight Consumer Staples Portfolio	RHS
Guggenheim S&P 500® Equal Weight Energy ETF	PowerShares S&P 500® Equal Weight Energy Portfolio	RYE
Guggenheim S&P 500® Equal Weight Financials ETF	PowerShares S&P 500® Equal Weight Financials Portfolio	RYF
Guggenheim S&P 500® Equal Weight Health Care ETF	PowerShares S&P 500® Equal Weight Health Care Portfolio	RYH
Guggenheim S&P 500® Equal Weight Industrials ETF	PowerShares S&P 500® Equal Weight Industrials Portfolio	RGI
Guggenheim S&P 500® Equal Weight Materials ETF	PowerShares S&P 500® Equal Weight Materials Portfolio	RTM
Guggenheim S&P 500® Equal Weight Real Estate ETF	PowerShares S&P 500® Equal Weight Real Estate Portfolio	EWRE
Guggenheim S&P 500® Equal Weight Technology ETF	PowerShares S&P 500® Equal Weight Technology Portfolio	RYT
Guggenheim S&P 500® Equal Weight Utilities ETF	PowerShares S&P 500® Equal Weight Utilities Portfolio	RYU

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RYDEX FUNDS	POWERSHARES FUNDS	TICKER SYMBOL
Guggenheim S&P MidCap 400® Equal Weight ETF	PowerShares S&P MidCap 400® Equal Weight Portfolio	EWMC
Guggenheim S&P SmallCap 600® Equal Weight ETF	PowerShares S&P SmallCap 600® Equal Weight Portfolio	EWSC
Guggenheim MSCI Emerging Markets Equal Country Weight ETF	PowerShares MSCI Emerging Markets Equal Country Weight Portfolio	EWEM
Guggenheim S&P 500® Top 50 ETF	PowerShares S&P 500® Top 50 Portfolio	XLG
Guggenheim S&P 500® Pure Growth ETF	PowerShares S&P 500® Pure Growth Portfolio	RPG
Guggenheim S&P 500® Pure Value ETF	PowerShares S&P 500® Pure Value Portfolio	RPV
Guggenheim S&P MidCap 400® Pure Growth ETF	PowerShares S&P MidCap 400® Pure Growth Portfolio	RFG
Guggenheim S&P MidCap 400® Pure Value ETF	PowerShares S&P MidCap 400® Pure Value Portfolio	RFV
Guggenheim S&P SmallCap 600® Pure Growth ETF	PowerShares S&P SmallCap 600® Pure Growth Portfolio	RZG
Guggenheim S&P SmallCap 600® Pure Value ETF	PowerShares S&P SmallCap 600® Pure Value Portfolio	RZV
Guggenheim Multi-Factor Large Cap ETF	PowerShares Multi-Factor Large Cap Portfolio	GMFL

This SAI and the related Proxy Statement/Prospectus are provided for use in connection with the joint special meeting of shareholders of the Rydex Funds will be held at the offices of Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606 on February 16, 2018, at 1:00 p.m. Central time (together with any postponements or adjournments thereof, the “Meeting”). At the Meeting, shareholders of each Rydex Fund will be asked to approve an Agreement and Plan of Reorganization that provides the reorganization of such Rydex Fund into the corresponding PowerShares Fund, as described in the Proxy Statement/Prospectus (each, a “Reorganization,” and collectively, the “Reorganizations”).

Shares of Rydex Funds are listed, and shares of the corresponding PowerShares Funds following the Reorganizations will be listed, on NYSE Arca, Inc. under the ticker symbols above (which are not expected to change following the Reorganizations). Each Rydex Fund is a series of Rydex ETF Trust (“Rydex Trust”).

Each PowerShares Fund is a series of PowerShares Exchange-Traded Fund Trust (“PowerShares Trust I”), PowerShares Exchange-Traded Fund Trust II (“PowerShares Trust II”), or PowerShares Exchange-Traded Self-Indexed Fund Trust (“PowerShares Self-Indexed Trust”), as identified on Appendix A of the Proxy Statement/Prospectus. PowerShares Trust I, PowerShares Trust II and PowerShares Self-Indexed Trust are each referred to in this SAI individually as a “PowerShares Trust,” and collectively as the “PowerShares Trusts.”

This SAI contains information which may be of interest to shareholders but which is not included in the Proxy Statement/Prospectus. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus. The Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission (“SEC”) and is available upon request and without charge by writing to or calling the PowerShares Trust at the address or telephone number set forth above.

INFORMATION INCORPORATED BY REFERENCE

This SAI incorporates by reference the following documents, each of which was filed electronically with the SEC:

•	The Prospectus and Statement of Additional Information for the Guggenheim Multi-Factor Large Cap ETF, dated June 20, 2017 (SEC Accession No. 0001628280-17-006575), as supplemented to date (the “Rydex Multi-Factor Prospectus”).

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•	The Prospectus and Statement of Additional Information for the Rydex Funds, except for the Guggenheim Multi-Factor Large Cap ETF, dated February 28, 2017 (SEC Accession No. 0001628280-17-001886), as supplemented to date (together with the Rydex Multi-Factor Prospectus, the “Rydex Prospectus”).

•	The audited financial statements and related report of the independent public accounting firm included in the Rydex Funds’ Annual Report for the fiscal year ended October 31, 2016 (SEC Accession No. 0001398344-17-000201).

•	The Rydex Funds’ Semi-annual Report for the six-month period ended April 30, 2017 (SEC Accession No. 0001398344-17-008486).

•	The Statement of Additional Information dated [ ], 2017 relating to the Reorganization (“SAI”), accompanying this Proxy Statement/Prospectus.

You may obtain a copy of each of the documents of the Rydex Funds described above, without charge, by calling 800-820-0888 or 301-296-5100, visiting the Guggenheim Investments website at www.guggenheiminvestments.com, or writing to Rydex ETF Trust, at 702 King Farm Boulevard, Suite 200, Rockville, Maryland 20850.

The PowerShares Funds do not have any financial statements or annual or semi-annual reports at this time because they have not yet commenced operations as of the date of this SAI.

PRO FORMA FINANCIAL STATEMENTS

Pro forma financial statements are not presented for the reorganization of each Rydex Fund into the corresponding PowerShares Fund because each PowerShares Fund is a newly created shell series of a PowerShares Trust with no assets or liabilities that will commence operations upon consummation of the respective Reorganization and continue the operations of the corresponding Rydex Fund. The Rydex Funds will be the accounting survivors after the Reorganizations.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

Ernst & Young LLP, 1775 Tysons Blvd., Tysons, Virginia 22102, serves as the Rydex Funds’ independent registered public accounting firm. It audits the Rydex Funds’ financial statements and performs other audit-related and tax services. The Rydex Funds’ audited financial statements appearing in the Rydex Funds’ Annual Report referenced above under “Information Incorporated by Reference” are incorporated into this SAI by reference.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the PowerShares Funds’ independent registered public accounting firm. PwC has been retained to audit the PowerShares Funds’ annual financial statements and performs other related audit services.

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For purposes of the remainder of this SAI, unless otherwise specified, the terms “Fund” or “Funds” shall refer to a “PowerShares Fund” or the “PowerShares Funds,” respectively, and the terms “Trust” or “Trusts” shall refer to a “PowerShares Trust” or the “PowerShares Trusts,” respectively.

GENERAL INFORMATION

PowerShares Trust I was organized as a Massachusetts business trust on June 9, 2000. PowerShares Trust II was organized as a Massachusetts business trust on October 10, 2006. PowerShares Self-Indexed Trust was organized as a Delaware statutory trust on October 13, 2015. Each Trust is authorized to have multiple series or portfolios. Each Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

This SAI relates to all of the PowerShares Funds listed on the front cover page. Each Fund is “non-diversified,” and as such, the Fund’s investments are not required to meet certain diversification requirements under the 1940 Act. The shares of the Funds are referred to herein as “Shares.”

The investment objective of each Fund is to seek investment results that correspond generally to the performance, before the Fund’s fees and expenses, of a specified underlying (each, an “Underlying Index.”)

Each Fund’s investment objective is non-fundamental and may be changed without the consent of the holders of a majority of each Fund’s outstanding shares. Additional information concerning each Fund’s investment objective and principal investment strategies is contained in the Proxy Statement/Prospectus.

Invesco PowerShares Capital Management LLC (the “Adviser”), a wholly-owned subsidiary of Invesco Ltd., manages each Fund.

Each Fund issues and redeems Shares at net asset value (“NAV”) only in aggregations of Shares identified below (each a “Creation Unit” or a “Creation Unit Aggregation”).

FUND	CREATION UNIT SIZE
PowerShares S&P 100® Equal Weight Portfolio	50,000
PowerShares S&P 500® Equal Weight Portfolio	50,000
PowerShares S&P 500® Equal Weight Consumer Discretionary Portfolio	50,000
PowerShares S&P 500® Equal Weight Consumer Staples Portfolio	50,000
PowerShares S&P 500® Equal Weight Energy Portfolio	50,000
PowerShares S&P 500® Equal Weight Financials Portfolio	50,000
PowerShares S&P 500® Equal Weight Health Care Portfolio	50,000
PowerShares S&P 500® Equal Weight Industrials Portfolio	50,000
PowerShares S&P 500® Equal Weight Materials Portfolio	50,000
PowerShares S&P 500® Equal Weight Real Estate Portfolio	50,000
PowerShares S&P 500® Equal Weight Technology Portfolio	50,000
PowerShares S&P 500® Equal Weight Utilities Portfolio	50,000
PowerShares S&P MidCap 400® Equal Weight Portfolio	50,000
PowerShares S&P SmallCap 600® Equal Weight Portfolio	50,000
PowerShares MSCI Emerging Markets Equal Country Weight Portfolio	100,000
PowerShares S&P 500® Top 50 Portfolio	50,000
PowerShares S&P 500® Pure Growth Portfolio	50,000
PowerShares S&P 500® Pure Value Portfolio	50,000
PowerShares S&P MidCap 400® Pure Growth Portfolio	50,000
PowerShares S&P MidCap 400® Pure Value Portfolio	50,000
PowerShares S&P SmallCap 600® Pure Growth Portfolio	50,000
PowerShares S&P SmallCap 600® Pure Value Portfolio	50,000
PowerShares Multi-Factor Large Cap Portfolio	50,000

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Each Fund (except PowerShares Multi-Factor Large Cap Portfolio) generally issues and redeems Creation Units principally in exchange for a basket of securities included in its Underlying Index (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”), plus certain transaction fees. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash.

To the extent that a Fund issues or redeems Creation Units in exchange for Deposit Securities, it may issue Shares in advance of receipt of such Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. To offset the added brokerage and other transaction costs the Fund incurs with using cash to purchase the requisite Deposit Securities, during each instance of cash creations or redemptions, the Fund may impose transaction fees that generally are higher than the transaction fees associated with in-kind creations or redemptions. For more information, see the section below titled “Creation and Redemption of Creation Unit Aggregations.”

Each Fund is expected to be approved for listing, subject to notice of issuance, on NYSE Arca, Inc. (the “Exchange”). Shares will trade throughout the day on the Exchange at market prices that may be below, at, or above NAV. In the event of the liquidation of a Fund, the Trust may decrease the number of Shares in a Creation Unit.

EXCHANGE LISTING AND TRADING

There can be no assurance that a Fund, once listed, will continue to meet the requirements of the Exchange necessary to maintain the listing of its Shares. The Exchange may, but is not required to, remove the Shares from listing if: (i) following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of the Shares for 30 or more consecutive trading days; (ii) if applicable, the value of a Fund’s Underlying Index no longer is calculated or available; or (iii) such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on such Exchange inadvisable. The Exchange will remove the Shares from listing and trading upon termination of a Fund.

As in the case of other stocks traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund.

In order to provide additional information regarding the indicative value of Shares of the Funds, the Exchange or a market data vendor will disseminate every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means, an updated “intraday indicative value” (“IOPV” or “IIV”) for a Fund, as calculated by an information provider or market data vendor. The Trust is not involved in, or responsible for any aspect of, the calculation or dissemination of the IIVs and makes no representation or warranty as to the accuracy of the IIVs.

Shares of the Funds are not sponsored, endorsed, or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of Shares of the Funds or any member of the public regarding the ability of a Fund to track the total return performance of an Underlying Index or the ability of an Underlying Index to track stock market performance. The Exchange is not responsible for, nor has it participated in, the determination of the compilation or the calculation of an Underlying Index, nor in the determination of the timing of, prices of, or quantities of Shares of the Funds to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. The Exchange has no obligation or liability to owners of the Shares of the Funds in connection with the administration, marketing, or trading of the Shares of the Funds.

The Exchange does not guarantee the accuracy and/or the completeness of an Underlying Index or the data included therein. The Exchange makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Funds, owners of the Shares, or any other person or entity from the use of an Underlying Index or the data included therein. The Exchange makes no express or implied warranties, and hereby expressly disclaims all

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warranties of merchantability or fitness for a particular purpose with respect to an Underlying Index or the data included therein. Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

INVESTMENT RESTRICTIONS

Each Fund has adopted as fundamental policies the investment restrictions numbered (1) through (7) below. Except as otherwise noted below, each Fund, as a fundamental policy, may not:

(1) (For all Funds except PowerShares Emerging Markets Equal Country Weight Portfolio and PowerShares Multi-Factor Large Cap Portfolio) Invest 25% or more of the value of its net assets in securities of issuers in any one industry or group of industries, except to the extent that the Underlying Index concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(2) (For PowerShares Emerging Markets Equal Country Weight Portfolio and PowerShares Multi-Factor Large Cap Portfolio only) Invest more than 25% of the value of its net assets in securities of issuers in any one industry or group of industries, except to the extent that the underlying index that the Fund replicates concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(3) Borrow money, except that the Fund may borrow money to the extent permitted by (i) the 1940 Act, (ii) the rules and regulations promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act.

(4) Act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”) in connection with the purchase and sale of portfolio securities.

(5) (For all Funds except PowerShares Emerging Markets Equal Country Weight Portfolio and PowerShares Multi-Factor Large Cap Portfolio) Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund’s investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such repurchase agreements or loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such repurchase agreements and loans would exceed 33  1/3% of the value of the Fund’s total assets.

(6) (For PowerShares Emerging Markets Equal Country Weight Portfolio and PowerShares Multi-Factor Large Cap Portfolio only) Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund’s investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such repurchase agreements or loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such repurchase agreements and loans would exceed 33 1/3% of the value of the Fund’s total assets.

(7) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).

(8) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(9) Issue senior securities, except as permitted under the 1940 Act.

Except for the restrictions regarding borrowing, issuing senior securities and making loans through repurchase agreements or lending securities, if a Fund adheres to a percentage restriction at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of the portfolio, will not constitute a violation of that restriction. With respect to those restrictions stated above, in the event that a Fund’s borrowings, repurchase agreements and loans of portfolio securities at any time exceed 33 1/3% of the value of such Fund’s total assets (including the amount borrowed and the collateral received)

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less the Fund’s liabilities (other than borrowings or loans) due to subsequent changes in the value of the Fund’s assets or otherwise, within three days (excluding Sundays and holidays), that Fund will take corrective action to reduce the amount of its borrowings, repurchase agreements and loans of portfolio securities to an extent that such borrowings, repurchase agreements and loans of portfolio securities will not exceed 33 1/3% of the value of such Fund’s total assets (including the amount borrowed and the collateral received) less the Fund’s liabilities (other than borrowings or loans).

The foregoing fundamental investment policies cannot be changed as to a Fund without approval by holders of a “majority of the Fund’s outstanding voting securities.” As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund’s Shares present at a meeting, if the holders of more than 50% of the Fund’s Shares are present or represented by proxy, or (ii) more than 50% of the Fund’s Shares, whichever is less.

In addition to the foregoing fundamental investment restrictions, each Fund also is subject to certain non-fundamental investment restrictions and policies, which may be changed by the Board without shareholder approval. The non-fundamental restrictions for the Rydex Funds are included in their statements of additional information. The non-fundamental restrictions for the Funds are set forth below. Each Fund may not:

(1) Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

(2) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

(3) Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

(4) Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

(5) Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund’s net assets would be invested in illiquid securities.

In accordance with the 1940 Act rules, each Fund(except PowerShares S&P 100® Equal Weight Portfolio,

PowerShares S&P 500® Equal Weight Portfolio, PowerShares S&P 500® Pure Growth Portfolio, PowerShares

S&P 500® Pure Value Portfolio and PowerShares S&P 500® Top 50 Portfolio) has adopted a non-fundamental policy, which may be changed by the Board without shareholder approval, upon 60 days’ prior written notice to shareholders, to invest in securities suggested by such Fund’s name (each, an “80% investment policy”). Each Fund with such a policy considers securities suggested by its name to be those securities that comprise its Underlying Index. Therefore, each such Fund anticipates meeting its 80% investment policy because it already is required to invest at least 80% or 90% of its total assets in securities that comprise its respective Underlying Index, in accordance with its principal investment strategies and the terms of the applicable Trust’s exemptive relief. Each such Fund will provide its shareholders with at least 60 days’ prior written notice of any change to its 80% investment policy.

INVESTMENT STRATEGIES AND RISKS

Investment Strategies

The investment objective of each Fund (except the PowerShares S&P MidCap 400® Equal Weight Portfolio, PowerShares S&P SmallCap 600® Equal Weight Portfolio and the PowerShares MSCI Emerging Markets Equal Country Weight Portfolio) is to replicate as closely as possible, before fees and expenses, the performance of its respective benchmark index (an “Underlying Index”). The investment objectives of the PowerShares S&P MidCap 400® Equal Weight Portfolio, PowerShares S&P SmallCap 600® Equal Weight Portfolio and the PowerShares

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MSCI Emerging Markets Equal Country Weight Portfolio is to correspond as closely as possible, before fees and expenses, to the price and yield performance of its respective Underlying Index. Each Fund seeks to achieve its investment objective by investing primarily in securities that comprise its Underlying Index. Each Fund operates as an index fund and will not be actively managed.

Each Fund (other than PowerShares MSCI Emerging Markets Equal Country Weight Portfolio) attempts to replicate, before fees and expenses, the performance of its Underlying Index by generally investing in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index, although such Fund may use sampling techniques for the purpose of complying with regulatory or investment restrictions or when sampling is deemed appropriate to track an Underlying Index. PowerShares MSCI Emerging Markets Equal Country Weight Portfolio generally uses a “sampling” methodology to seek to achieve its respective investment objective. Funds using a sampling methodology may not be as well-correlated with the return of its Underlying Index as would be the case if such Fund purchased all of the securities in its respective Underlying Index in the proportions represented in such Underlying Index.

Investment Risks

A discussion of the principal risks associated with an investment in the Funds is contained in the Funds’ Prospectus in the “Summary Information—Principal Risks of Investing in the Fund,” “Additional Information About the Funds’ Strategies and Risks—Principal Risks of Investing in the Funds” and “—Additional Risks of Investing in the Funds” sections. The discussion below supplements, and should be read in conjunction with, these sections.

An investment in a Fund should be made with an understanding that the value of the Fund’s portfolio holdings may fluctuate in accordance with changes in the financial condition of an issuer of the portfolio securities, the value of securities in general and other factors that affect the market.

An investment in a Fund also should be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of the issuers may become impaired or that the general condition of the securities market may deteriorate (either of which may cause a decrease in the value of the portfolio holdings and thus in the value of Shares). Securities are susceptible to general securities market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of the companies issuing the securities change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

The Funds are not actively managed, and therefore the adverse financial condition of any one issuer will not result in the elimination of its securities from a Fund’s portfolio unless the respective index provider removes the securities from such Fund’s Underlying Index.

Correlation and Tracking Error. Correlation measures the degree of association between the returns of a Fund and its Underlying Index. Each Fund seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Underlying Index; a figure of 1.00 would indicate perfect correlation. Correlation is calculated at a Fund’s fiscal year-end by comparing the Fund’s average monthly total returns, before fees and expenses, to its Underlying Index’s average monthly total returns over the prior one-year period or since inception if the Fund has been in existence for less than one year. Another means of evaluating the degree of correlation between the returns of a Fund and its Underlying Index is to assess the “tracking error” between the two. Tracking error means the variation between a Fund’s annual return and the return of its Underlying Index, expressed in terms of standard deviation. Each Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period by taking the standard deviation of the difference in the Fund’s returns versus the Underlying Index’s returns.

An investment in each Fund also should be made with an understanding that the Fund will not be able to replicate exactly the performance of its Underlying Index, because the total return that the securities generate will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of its Underlying Index. Also, to the extent that a Fund were to issue and redeem Creation Units principally for cash, it will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units principally in-kind.

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In addition, the use of a representative sampling approach (which may arise for a number of reasons, including a large number of securities within an Underlying Index, or the limited assets of a Fund) may cause a Fund not to be as well correlated with the return of its Underlying Index as would be the case if the Fund purchased all of the securities in its Underlying Index in the proportions represented in such Underlying Index. It also is possible that, for short periods of time, a Fund may not fully replicate the performance of its Underlying Index due to the temporary unavailability of certain Underlying Index securities in the secondary market or due to other extraordinary circumstances. Such events are unlikely to continue for an extended period of time because each Fund is required to correct such imbalances by means of adjusting the composition of its portfolio holdings. It also is possible that the composition of a Fund may not replicate exactly the composition of its Underlying Index if the Fund has to adjust its portfolio holdings to continue to qualify as a “regulated investment company” (a “RIC”) under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

Equity Securities. Each Fund may invest in equity securities. Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock, and investments in master limited partnerships. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the NAV of the Fund to fluctuate. The value of equity securities may fall as a result of factors directly relating to the issuer, such as decisions made by its management or lower demand for its products or services. An equity security’s value also may fall because of factors affecting not just the issuer, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of an issuer’s equity securities also may be affected by changes in financial markets that are relatively unrelated to the issuer or its industry, such as changes in interest rates or currency exchange rates. Global stock markets, including the U.S. stock market, tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Each Fund may purchase equity securities traded in the United States on registered exchanges or the over-the-counter (“OTC”) market. Each Fund may invest in the types of equity securities described in more detail below.

•       Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

•       Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks usually do not have voting rights. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of preferred stock take precedence over the claims of those who own common stock, but are subordinate to those of bond owners.

•       Small and Medium Capitalization Issuers. Investing in equity securities of small and medium capitalization companies often involves greater risk than do investments in larger capitalization companies. This increased risk may be due to greater business risks customarily associated with a smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the OTC market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or market averages in general.

•       Master Limited Partnerships (“MLPs”). MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the OTC market. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.

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The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate or oil and gas industries.

•       Warrants. As a matter of non-fundamental policy, the Funds do not invest in warrants. However, each Fund may, from time to time, receive warrants as a result of, for example, a corporate action or some other event affecting one or more of the companies in which the Fund invests. In such event, the Funds generally intend to hold such warrants until they expire. The Funds, however, reserve the right to exercise the warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

•       Rights. Each Fund may from time to time receive rights as a result of, for example, a corporate action or some other event affecting one or more of the companies in which the Fund invests. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a price lower than the public offering price. An investment in rights may entail greater risks than certain other types of investments. Generally, rights do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Foreign Currencies. The PowerShares MSCI Emerging Markets Equal Country Weight Portfolio may invest directly and indirectly in foreign currencies. Investments in foreign currencies are subject to numerous risks, not the least of which is the fluctuation of foreign currency exchange rates with respect to the U.S. dollar. Exchange rates fluctuate for a number of reasons.

•	Inflation. Exchange rates change to reflect changes in a currency’s buying power. Different countries experience different inflation rates due to different monetary and fiscal policies, different product and labor market conditions, and a host of other factors.

•	Trade Deficits. Countries with trade deficits tend to experience a depreciating currency. Inflation may be the cause of a trade deficit, making a country’s goods more expensive and less competitive thereby reducing demand for its currency.

•	Interest Rates. High interest rates may raise currency values in the short term by making such currencies more attractive to investors. However, since high interest rates are often the result of high inflation, long-term results may be the opposite.

•	Budget Deficits and Low Savings Rates. Countries that run large budget deficits and save little of their national income tend to suffer a depreciating currency because they are forced to borrow abroad to finance their deficits. Payments of interest on this debt can inundate the currency markets with the currency of the debtor nation. Budget deficits also can indirectly contribute to currency depreciation if a government chooses inflationary measures to cope with its deficits and debt.

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•	Political Factors. Political instability in a country can cause a currency to depreciate. Demand for a certain currency may fall if a country appears to be a less desirable place in which to invest and do business.

•	Government Control . Through their own buying and selling of currencies, the world’s central banks sometimes manipulate exchange rate movements. In addition, governments occasionally issue statements to influence people’s expectations about the direction of exchange rates, or they may initiate policies with an exchange rate target as the goal. The value of the Fund’s investments is calculated in U.S. dollars each day that the New York Stock Exchange (the “NYSE”) is open for business. As a result, to the extent the Fund’s assets are invested in instruments denominated in foreign currencies and the currencies appreciate relative to the U.S. dollar, the Fund’s NAV as expressed in U.S. dollars (and, therefore, the value of your investment) should increase. If the U.S. dollar appreciates relative to the other currencies, the opposite should occur. The currency-related gains and losses experienced by the Fund will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. dollars. Gains or losses on shares of the Fund will be based on changes attributable to fluctuations in the NAV of such shares, expressed in U.S. dollars, in relation to the original U.S. dollar purchase price of the shares. The amount of appreciation or depreciation in the Fund’s assets also will be affected by the net investment income generated by the money market instruments in which the Fund invests and by changes in the value of the securities that are unrelated to changes in currency exchange rates.

The Fund may incur currency exchange costs when it sells instruments denominated in one currency and buys instruments denominated in another.]

Foreign Issuers. The PowerShares MSCI Emerging Markets Equal Country Weight Portfolio may invest in issuers located outside the United States directly, or in financial instruments that are indirectly linked to the performance of foreign issuers. Examples of such financial instruments include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), International Depository Receipts (“IDRs”), “ordinary shares,” and “New York shares” issued and traded in the United States. ADRs are U.S. dollar-denominated receipts typically issued by U.S. banks and trust companies that evidence ownership of underlying securities issued by a foreign issuer. The underlying securities may not necessarily be denominated in the same currency as the securities into which they may be converted. The underlying securities are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or the OTC market in the United States. GDRs, EDRs, and IDRs are similar to ADRs in that they are certificates evidencing ownership of shares of a foreign issuer, however, GDRs, EDRs, and IDRs may be issued in bearer form and denominated in other currencies, and are generally designed for use in specific or multiple securities markets outside the United States. EDRs, for example, are designed for use in European securities markets while GDRs are designed for use throughout the world. Ordinary shares are shares of foreign issuers that are traded abroad and on a U.S. exchange. New York shares are shares that a foreign issuer has allocated for trading in the United States. ADRs, ordinary shares, and New York shares all may be purchased with and sold for U.S. dollars, which protects the Fund from the foreign settlement risks described below.

Depositary receipts may be sponsored or unsponsored. Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences in a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a

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deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.

Investing in foreign companies may involve risks not typically associated with investing in companies domiciled in the United States. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be very volatile. Foreign stock exchanges, brokers and listed companies generally are subject to less government supervision and regulation than in the United States. The customary settlement time for foreign securities may be longer than the customary settlement time for United States securities. Many foreign countries lack uniform accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial fees, generally are higher than for U.S. investments.

Investing in companies located abroad also carries political and economic risks distinct from those associated with investing in the United States. Foreign investment may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of seizure, expropriation or nationalization of assets, including foreign deposits, confiscatory taxation, restrictions on U.S. investment, or on the ability to repatriate assets or to convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic or legal developments, including favorable or unfavorable changes in currency exchange rates, foreign interest rates, exchange control regulations (including currency blockage), and possible difficulty in obtaining and enforcing judgments against foreign entities. The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Trading volumes in emerging market countries also may be consistently low, which may result in a lack of liquidity and extreme price volatility.

Risk Factors Regarding Emerging Markets. Investing in companies domiciled in emerging market countries may be subject to greater risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes; (iii) foreign exchanges and broker-dealers may be subject to less scrutiny and regulation by local authorities; (iv) foreign securities markets may restrict foreign investment to varying degrees; (v) settlement systems in emerging markets may be less well organized and less transparent than in developed markets; (vi) local governments may decide to seize or confiscate securities held by foreign investors and/or local governments may decide to suspend or limit an issuer’s ability to make dividend or interest payments; (vii) local governments may limit or entirely restrict repatriation of invested capital, profits, and dividends; (viii) capital gains may be subject to local taxation, including on a retroactive basis; (ix) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (x) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (xi) bankruptcy judgments may only be permitted to be paid in the local currency; (xii) limited public information regarding the issuer may result in greater difficulty in determining market valuations of the securities, and (xiii) lax financial reporting on a regular basis, substandard disclosure, and differences in accounting standards may make it difficult to ascertain the financial health of an issuer.

Geographic Concentration. Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds. A fund that focuses on a single country or a specific region is more exposed to that country’s or region’s economic cycles, currency exchange rates, stock market valuations and political risks, among others, compared with a more geographically diversified fund. The economies and financial markets of certain regions, such as Asia or the Middle East, can be interdependent and may be adversely affected by the same events.

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Risk Factors Regarding Asia. Investments in securities of issuers in certain Asian countries involve risks not typically associated with investments in securities of issuers in other regions. Many countries in the region have historically faced political uncertainty, corruption, military intervention, and social unrest. Examples include military threats in Korea and Taiwan, the ethnic, sectarian, and separatist violence found in Indonesia, and the nuclear arms threats between India and Pakistan. To the extent that such events continue in the future, they can be expected to have an unpredictable effect on economic and securities market conditions in the region. Political and social unrest in these geographic areas could adversely affect the performance of investments in this region.

The economies of many Asian countries are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the U.S., Japan, China, and the European Union. The recent global economic crisis has impacted Asia, significantly lowering its exports and foreign investments, which are driving forces of its economic growth. Current economic conditions are also significantly affecting consumer confidence and local stock markets.

Some economies in this region are dependent on a range of commodities, including oil, natural gas and coal. Accordingly, they are strongly affected by international commodity prices and particularly vulnerable to any weakening in global demand for these products. The market for securities in this region may also be directly influenced by the flow of international capital, and by the economic and market conditions of neighboring countries.

In addition to general risks affecting Asian countries, certain Asian countries, including China, Hong Kong, and Taiwan, are subject to additional risks that are based on each country’s history, economy and geography. Certain risks associated with investments in these countries are discussed below.

People’s Republic of China. The government of the People’s Republic of China is dominated by the one-party rule of the Chinese Communist Party. China’s economy has transitioned from a rigidly central-planned state-run economy to one that has been only partially reformed by more market-oriented policies. Economic development could be disrupted by military conflicts due to internal social unrest or conflicts with other countries. For example, the Chinese economy is vulnerable to the long-running disagreements with Hong Kong related to integration and religious and nationalist disputes with Tibet and the Xinjiang region. China has a complex territorial dispute regarding the sovereignty of Taiwan that has included threats of invasion; Taiwan-based companies and individuals are significant investors in China. Military conflict between China and Taiwan may adversely affect securities of Chinese issuers. In addition, China has strained international relations with Japan, India, Russia and other neighbors due to territorial disputes, historical animosities and other defense concerns. China could be affected by military events on the Korean peninsula or internal instability within North Korea. These situations may cause uncertainty in the Chinese market and may adversely affect the performance of the Chinese economy.

Although the Chinese government has implemented economic reform measures, reduced state ownership of companies and established better corporate governance practices, a substantial portion of productive assets in China are still owned by the Chinese government. The Chinese government continues to exercise significant control over industrial development and, ultimately, control over China’s economic growth through the allocation of resources, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies. Accordingly, investments in China are subject to risks associated with greater governmental control over the economy. China manages its currency at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency, which, in turn, can have a disruptive and negative effect on foreign investors. China may also restrict the free conversion of its currency into foreign currencies, including the U.S. dollar. Currency repatriation restrictions may have the effect of making securities and instruments tied to China relatively illiquid, particularly in connection with redemption requests.

Economic reform programs in China have contributed to growth, but there is no guarantee that such reforms will continue. The recent global economic crisis slowed China’s economic growth, causing the country’s exports and foreign investments to decline and China to slip into a recession. Also, China’s aging infrastructure, declining environmental conditions and rapidly widening urban and rural income gap, which all carry political and economic

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implications, have contributed to China’s major challenges. The Chinese economy has shown signs of improvement, but a full recovery of China’s economy will depend on its trading partners and the recovery of other world-wide economies. Economic growth in China historically has been accompanied by periods of high inflation. Beginning in 2004, the Chinese government commenced the implementation of various measures to control inflation and restrain the rate of economic growth, which included the tightening of the money supply, the raising of interest rates and more stringent control over certain industries. If these measures are unsuccessful, and if inflation were to steadily increase, the performance of the Chinese economy and the value of the Fund’s investments could be negatively impacted.

In addition, there is less regulation and monitoring of Chinese securities markets and the activities of investors, brokers and other participants than in the United States. Stock markets in China are in the process of change and further development. As evidence of this development, foreign investors such as the Funds may now invest in eligible securities (“Stock Connect Securities”) listed and traded on the Shanghai Stock Exchange (“SSE”) through the Hong Kong - Shanghai Stock Connect (“Stock Connect”) program. Stock Connect allows non-Chinese investors to purchase certain SSE-listed equities via certain brokers in Hong Kong. Stock Connect is the first program allowing non-Chinese investors to trade Chinese equities without a license. Purchases of securities through Stock Connect are subject to several significant limitations, including market-wide quota limitations. Because Stock Connect is relatively new, its effects on the market for trading China A-Shares are uncertain.

Hong Kong. Hong Kong has been subject to the threat of social and political unrest since Great Britain handed over control of the country to the Chinese mainland government. Since that time, Hong Kong has been governed by the Chinese. Under Chinese control, Hong Kong is able to participate in international organizations and agreements and it continues to function as an international financial center with no exchange controls, free convertibility of the Hong Kong dollar, and free inward and outward movement of capital. China has committed by treaty to preserve Hong Kong’s autonomy until 2047; however, if China were to exert its authority so as to alter the economic, political, or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance.

The recent global economic crisis led Hong Kong’s economy into recession. China is Hong Kong’s largest trading partner, both in terms of exports and imports. Any changes in the Chinese economy, trade regulations or currency exchange rates may have an adverse impact on Hong Kong’s economy. China may experience substantial rates of inflation or economic recessions, causing a negative effect on the economy and securities market. Delays in enterprise restructuring, slow development of well-functioning financial markets and widespread corruption have also hindered performance of the Chinese economy, and China continues to receive substantial pressure from trading partners to liberalize official currency exchange rates. The impact of these measures on Hong Kong’s economy are unpredictable.

Japan. Though Japan is one of the world’s largest economic powers, investments in Japan are subject to special risks. The growth of Japan’s economy has recently lagged that of its Asian neighbors and other major developed economies. Since 2000, Japan’s economic growth rate has remained relatively low and it may remain low in the future. The Japanese economy faces several challenges, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, and large government deficits. In addition, Japan’s population is aging and shrinking, increasing the cost of Japan’s pension and public welfare system, lowering domestic demand, and making the country more dependent on exports to sustain its economy.

The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. Japan is also heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the Japanese economy. The economic conditions of Japan’s trading partners may therefore affect the value of Japanese investments. In addition, China has become an important trading partner with Japan. Japan’s political relationship with China, however, has been strained. Should political tension increase, it could adversely affect the Japanese economy and destabilize the region as a whole.

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Currency fluctuations may also significantly affect Japan’s economy. Japan has, in the past, intervened in the currency markets to attempt to maintain or reduce the value of the yen. Japanese intervention in the currency markets could cause the value of the yen to fluctuate sharply and unpredictably and could cause losses to investors.

Japan is also prone to natural disasters such as earthquakes and tsunamis, and investments in Japan may be more likely to be affected by such events than its investments in other geographic regions. Also, the nuclear power plant catastrophe in Japan in March 2011 may have long-term effects on the Japanese economy and its nuclear energy industry, the extent of which are currently unknown.

South Korea. Relations between North Korea and South Korea remain tense and the possibility of military action between the two countries exists. In the recent past, these tensions have escalated. Any outbreak of hostilities between the two countries, or even the threat of an outbreak, could have a severe adverse effect on the South Korean economy and securities market. In addition, corporate and financial sector restructuring initiated by the Korean government after the Asian financial crisis can be expected to continue, but its full impact cannot be predicted. Also, the Korean economy’s reliance on international trade and other Asian economies makes it highly sensitive to fluctuations in international commodity prices, currency exchange rates and government regulation, and vulnerable to downturns of the world economy. As the recent global economic crisis continues, the Korean economy could be severely impacted once the effects of the crisis fully unfold. Investing in South Korea also involves the possibility of the imposition of exchange controls, which may include restrictions on the repatriation of fund investments or on the conversion of local currency into foreign currencies. In addition, South Korea’s economic growth potential has recently been in decline, mainly because of a rapidly aging population and structural problems.

Taiwan. For decades, a state of hostility has existed between Taiwan and the People’s Republic of China. Beijing has long deemed Taiwan a part of the “one China” and has made a nationalist cause of recovering it. In the past, China has staged frequent military provocations off the coast of Taiwan and made threats of full-scale military action. The further escalation of such hostilities could adversely affect the Taiwanese economy.

Foreign trade has been the engine of rapid growth in Taiwan and has transformed the island into one of Asia’s great exporting nations. As an export-oriented economy, Taiwan depends on an open world trade regime and remains vulnerable to downturns in the world economy. Taiwanese companies continue to compete mostly on price, producing generic products or branded merchandise on behalf of multinational companies. Accordingly, these businesses can be particularly vulnerable to currency volatility and increasing competition from neighboring lower-cost countries. Taiwanese companies are heavily invested in mainland China and other countries throughout Southeast Asia, making them susceptible to political events and economic crises in these parts of the region. Appreciation of the New Taiwan dollar, rising labor costs, and increasing environmental consciousness have led some labor-intensive industries to relocate to other countries with cheaper work forces. Continued labor outsourcing may adversely affect the Taiwanese economic. Also, a slowdown in global demand for Taiwanese products will likely have an adverse impact on the Taiwanese economy. As a result of the recent global economic crisis, the demand for exports decreased and Taiwan entered into a recession. Taiwan’s economy has recently shown signs of recovery from this recession, although such recovery, if sustained, may be gradual. Investing in Taiwan also involves the possibility of the imposition of exchange controls, which may include restrictions on the repatriation of fund investments or on the conversion of local currency into foreign currencies.

Risk Factors Regarding Europe. The securities markets of many European countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a portfolio invested in securities of European companies may experience greater price volatility and significantly lower liquidity than a portfolio invested in equity securities of U.S. companies. These markets may be subject to greater influence than the U.S. market with respect to adverse events generally affecting the market and large investors trading significant blocks of securities.

In addition, the securities markets of European countries are subject to varying degrees of regulation, which may be either less or more restrictive than regulation imposed by the U.S. government. For example, the reporting, accounting and auditing standards of European countries differ from U.S. standards in important respects and less information is available to investors in securities of European companies than to investors in securities of U.S. companies.

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Most developed countries in Western Europe are members of the European Union (“EU”), and many are also members of the EU’s Economic and Monetary Union (“EMU”), which requires compliance with restrictions on inflation rates, deficits, debt levels, and fiscal and monetary controls. These controls may significantly affect every country in Europe by limiting EMU member countries’ ability to implement domestic monetary policies that address regional economic conditions. The EU and its members also face other issues that may affect the region’s economic stability, including historically high levels of unemployment in certain regions, the proposed enlargement of EU membership, and uncertainty surrounding the adoption, amendment, or abandonment of a constitutional treaty.

The need for fiscal and democratic accountability among EMU members is also a very important issue facing Europe. EMU nations facing large public deficits, such as Greece, Ireland, Portugal, and Spain, are in need of economic assistance from other EMU nations. As a condition upon the receipt of such assistance, countries with large public deficits may be required to implement specific economic reforms or meet specific performance levels. A failure on the part of these EMU nations to make these required reforms or achieve these stated objectives may either slow Europe’s overall economic recovery or result in an economic downturn that impacts the value of all European debt securities.

The EU has been extending its influence to the east, but, despite recent reform and privatization, Eastern Europe continues to experience inflation, long-term unemployment, and declining exports. The EU has accepted several new members that were previously behind the Iron Curtain and has plans to accept several more in the medium-term. It is hoped that membership for these countries will help cement economic and political stability. Nevertheless, eight of the new entrants are former Soviet satellites and remain burdened to various extents by the inherited inefficiencies of centrally planned economies and state-owned industries similar to what existed under the former Soviet Union. A significant portion of the work force is unionized, and many others are unable to find work, contributing to periods of labor and social unrest. Eastern European governments also continue to control a large proportion of the region’s economic activity, and government spending in these countries remains high compared to that of Western Europe. In the past, some of these Eastern European governments expropriated significant amounts of private property without ever settling claims filed by the rightful owners. The securities markets in these countries have fewer protections for its investors, less information available on its corporations, and less trading activity. In addition, compliance with the terms of EMU membership, including tight fiscal and monetary controls and outside restrictions on a country’s ability to subsidize and privatize its industries, may significantly affect the Eastern European economy. The current and future status of the EU continues to be the subject of political controversy, with widely differing views both within and between member countries.

The recent global economic crisis also increases uncertainty surrounding Europe-linked investments. The crisis triggered recessions among many European countries and weakened the countries’ banking and financial sectors. Several smaller European economies were brought to the brink of bankruptcy. In addition, the crisis worsened public deficits across Europe, and some European countries including Greece, Ireland, Italy, Portugal and Spain, may be dependent on assistance from other governments or organizations. Such assistance may be subject to a country’s successful implementation of certain reforms. An insufficient level of assistance (whether triggered by a failure to implement reforms or by any other factor) could cause a deep economic downturn and affect the value of a Fund’s investments.

For some countries, the ability to repay their debt is still in question, and the possibility of default is real, which could affect their ability to borrow in the future. A default or debt restructuring of any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located outside the country defaulting or restructuring. Furthermore, there is the fear of contagion that could occur if one country defaults on its debt, and that a default in one country could trigger declines and cause other countries in the region to default as well.

Certain of the larger European economies have shown limited signs of recovery from this recent crisis; however, significant risks still threaten the potential recovery, such as high official debts and deficits, aging populations, over-regulation of non-financial businesses, and doubts about the sustainability of the EMU. In response to the crisis, many countries instituted measures to temporarily increase liquidity. These countries will need to make certain economic and political decisions in order to restore sustainable economic growth and fiscal policy. While many initiatives have been instituted to strengthen regulation and supervision of financial markets in the EU, greater regulation is expected in the near future.

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The EU currently faces major issues involving its membership, structure, procedures, and policies, including: the adoption, abandonment, or adjustment of the new constitutional treaty; the EU’s expansion to the south and east; and resolution of the EU’s fiscal and democratic accountability problems. As member states unify their economic and monetary policies, movements in European markets will lose the benefit of diversification within the region. One or more member states might exit the EU, placing its currency and banking system in jeopardy. Recently, the United Kingdom voted via referendum to exit the EU. The precise details and the resulting impact of the United Kingdom’s vote to leave the EU, commonly referred to as “Brexit,” are not yet known. The effect on the United Kingdom’s economy will likely depend on the nature of trade relations with the EU following its exit, which is a matter to be negotiated. Increased volatility experienced in the wake of the decision may be sustained for some period of time and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time. These uncertainties have contributed to increased volatility in various currencies.

While certain EU countries continue to use their own currency, there is a collective group of EU countries, known as the Eurozone, that use the euro as their currency. Although the Eurozone has adopted a common currency and central bank, there is no fiscal union; therefore, money does not automatically flow from countries with surpluses to those with fiscal deficits. Several Eurozone countries continue to face deficits and budget issues, some of which may have negative long-term effects for the economies of not just Eurozone countries but all of Europe. Rising government debt levels could increase market volatility and the probability of a recession, lead to emergency financing for certain countries, and foster increased speculation that certain countries may require bailouts. Eurozone policymakers have previously struggled to agree on solutions to debt crises, which has stressed the European banking system as lending continued to tighten. Similar crises in the future could place additional stress on the banking system and lead to downgrades of European sovereign debt. There continues to be concern over national-level support for the euro, which could lead to the implementation of currency controls, certain countries leaving the EU, or potentially a breakup of the Eurozone and dissolution of the euro. A breakup of the Eurozone, particularly a disorderly breakup, would pose special challenges for the financial markets and could lead to exchange controls and/or market closures. In the event of a Eurozone default or breakup, some of the most significant challenges faced by the funds with euro-denominated holdings and derivatives involving the euro would include diminished market liquidity, operational issues relating to the settlement of trades, difficulty in establishing the fair values of holdings, and the redenomination of holdings into other currencies.

Risk Factors Regarding Latin America. Many countries in Latin America have long histories of political, social and economic instability and have routinely suffered from regional conflict, political corruption, totalitarianism, intervention by the military in civilian and economic spheres, protectionist measures, and nationalization. The continuation or worsening of such instability could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in Latin American securities markets.

Latin American countries are among the largest debtors of developing countries as a majority of the region’s economies are dependent on foreign credit and loans from external sources to fund economic development. There have been moratoria on, and restructurings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies. In addition, interest on the debt is subject to market conditions. Unfavorable market conditions may impair economic activity and create a difficult and costly environment for borrowers.

Finally, most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. Although inflation in many countries has lessened, as they develop sustainable and more democratic political environments, there is no guarantee it will remain at lower levels. In addition, certain Latin American countries may experience sudden and large adjustments in their currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994 the Mexican peso lost more than one-third of its value relative to the U.S. dollar. In 1999, the Brazilian real lost 30% of its value against the U.S. dollar. Certain Latin American countries may impose restrictions, from time to time and without warning, on the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the Funds to engage in foreign currency transactions designed to protect the value of the Funds’ interests in securities denominated in such currencies.

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Real Estate Investment Trusts (“REITs”). PowerShares S&P 500® Equal Weight Real Estate Portfolio may invest in the securities of REITs, which pool investors’ funds for investments primarily in real estate properties, to the extent allowed by law. Investment in REITs may be the most practical available means for the Fund to invest in the real estate industry. As a shareholder in a REIT, the Fund would bear its ratable share of the REIT’s expenses, including its advisory and administration fees. At the same time, a Fund would continue to pay its own investment advisory fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in REITs. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

REITs generally can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs generally invest a majority of their assets in income-producing real estate properties to generate cash flow from rental income and a gradual asset appreciation. The income-producing real estate properties in which equity REITs invest typically include properties such as office, retail, industrial, hotel and apartment buildings, self-storage, specialty and diversified and healthcare facilities. Equity REITs can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments on the mortgages. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. The Funds may invest in both publicly and privately traded REITs.

The Fund conceivably could own real estate directly as a result of a default on the securities it owns. The Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate, including difficulties in valuing and trading real estate, declines in the values of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes, capital expenditures and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs depend upon management skill, are not diversified and are therefore subject to the risk of financing single or a limited number of projects. Such REITs also are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates also may affect the value of debt securities held by the Fund. By investing in REITs indirectly through the Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

Real Estate Securities. The PowerShares S&P 500® Equal Weight Real Estate Portfolio may be subject to the risks associated with the direct ownership of real estate because of its investment in the securities of companies principally engaged in the real estate industry. For example, real estate values may fluctuate as a result of general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, related party risks, changes in how appealing properties are to tenants, changes in interest rates and other real estate capital market influences. The value of securities of companies which service the real estate business sector may also be affected by such risks.

[Currency-Related Derivatives and Other Financial Instruments. Although the PowerShares MSCI Emerging Markets Equal Country Weight Portfolio does not currently expect to engage in currency hedging, it is permitted to do so. Currency hedging is the use of currency transactions to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange-listed currency futures and options thereon, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their

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customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of which have received) a short-term credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from a Nationally Recognized Statistical Rating Organization (“NRSRO”) or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

The Fund’s dealings in forward currency contracts and other currency transactions such as futures, options on futures, options on currencies and swaps will be limited to hedging involving either specific transactions (“Transaction Hedging”) or portfolio positions (“Position Hedging”). Transaction Hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which would generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. The Fund may enter into Transaction Hedging out of a desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. The Fund may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. The Fund may use Position Hedging when the Advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. The Fund may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to Proxy Hedging as described below.

The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which that Fund has or in which the Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund also may engage in Proxy Hedging, a type of currency hedging. Proxy Hedging is often used when the currency to which the Fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy Hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund’s portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund’s securities denominated in linked currencies. For example, if the Advisor considers that the Swedish krona is linked to the euro, the Fund holds securities denominated in krona and the Advisor believes that the value of the krona will decline against the U.S. dollar, the Advisor may enter into a contract to sell euros and buy U.S. dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Furthermore, there is risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in Proxy Hedging. If the Fund enters into a Proxy Hedging transaction, the Fund will “cover” its position so as not to create a “senior security” as defined in Section 18 of the 1940 Act.

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Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These actions can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Furthermore, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

The Fund may also buy or sell put and call options on foreign currencies either on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. OTC options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between the buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

The Fund may conduct currency exchange transactions on a spot basis. Currency transactions made on a spot basis are for cash at the spot rate prevailing in the currency exchange market for buying or selling currency.

The Fund may invest in a combination of forward currency contracts and U.S. dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. This investment technique creates a “synthetic” position in the particular foreign-currency instrument whose performance the manager is trying to duplicate. For example, the combination of U.S. dollar-denominated instruments with “long” forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the market in a particular foreign currency is small or relatively illiquid.

The Fund may invest in forward currency contracts to engage in either Transaction Hedging or Position Hedging. The Fund may use forward currency contracts for Position Hedging if consistent with its policy of trying to expose its net assets to foreign currencies. The Fund is not required to enter into forward currency contracts for hedging purposes and it is possible that the Fund may not be able to hedge against a currency devaluation that is so generally anticipated that the Fund is unable to contract to sell the currency at a price above the devaluation level it anticipates. It also is possible that, under certain circumstances, the Fund may have to limit its currency transactions to qualify as a “regulated investment company” under the Internal Revenue Code.

The Fund does not intend to enter into forward currency contracts with a term of more than one year, or to engage in Position Hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of its portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.

At or before the maturity of a forward currency contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an “offsetting” contract obligating it to buy, on the same maturity date, the same amount of the currency.

If the Fund engages in an offsetting transaction, the Fund may later enter into a new forward currency contract to sell the currency. If the Fund engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period

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between the date the Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

The Fund may convert its holdings of foreign currencies into U.S. dollars from time to time, but will incur the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, and offer to buy the currency at a lower rate if the Fund tries to resell the currency to the dealer.]

[Futures and Options Transactions. Each Fund may engage in futures transactions and options transactions. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission (the “CFTC”). A Fund may use futures contracts and related options for bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to gain exposure to a particular market, index, or instrument; or other risk management purposes. To the extent a Fund invests in futures, options on futures or other instruments subject to regulation by the CFTC, it will do so in reliance upon and in accordance with the Commodity Exchange Act (the “CEA”) and applicable CFTC regulations.

With respect to each Fund, the Trust has filed with the National Futures Association a notice claiming an exclusion pursuant to CFTC Rule 4.5 from the definition of “commodity pool operator” under the CEA and the rules of the CFTC promulgated thereunder, with respect to the Funds’ operation. Accordingly, the Funds are not subject to registration or regulation as commodity pools or commodity pool operators. However, changes to a Fund’s investment strategies or investments may cause the Fund to lose the benefits of the exclusion and may trigger additional CFTC regulation. If a Fund becomes subject to CFTC regulation, the Fund may incur additional expenses. In addition, as of the date of this SAI, the Advisor is not deemed to be a “commodity pool operator” or “commodity trading adviser” with respect to the advisory services it provides to the Funds.

Each Fund may buy and sell index futures contracts with respect to any index that is traded on a recognized exchange or board of trade. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. Generally, contracts are closed out prior to the expiration date of the contract.

When a Fund purchases or sells a futures contract, or sells an option thereon, it is required to “cover” its position in order to limit the risk associated with the use of leverage and other related risks. To cover its position, a Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If a Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

Each Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In

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the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. Each Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. Each Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments with prices that are expected to move relatively consistently with the futures contract.

Each Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, a Fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. Each Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. Each Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, a Fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. Each Fund may also cover its sale of a put option by taking positions in instruments with prices that are expected to move relatively consistently with the put option.

There are significant risks associated with a Fund’s use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Advisor’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund’s exposure to price fluctuations, while others tend to increase its market exposure.]

[Options. Each Fund may purchase and write (sell) put and call options on securities and on securities indices listed on national securities exchanges or traded in the OTC market as an investment vehicle for the purpose of realizing the Fund’s investment objective. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or OTC markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be “covered,” which means that a Fund will own an equal amount of the underlying foreign currency.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

All options written on indices or securities must be covered. The SEC staff has indicated that a written call option on a security may be covered if a Fund: (1) owns the security underlying the call until the option is exercised or expires; (2) holds an American-style call on the same security as the call written with an exercise price (a) no greater than the exercise price of the call written or (b) greater than the exercise price of the call written if the

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difference is maintained by the Fund in cash or other liquid assets designated on the Fund’s records or placed in a segregated account with the Fund’s custodian; (3) has an absolute and immediate right to acquire the security without additional cost (or if additional consideration is required, cash or other liquid assets in such amount have been segregated); or (4) segregates cash or other liquid assets on the Fund’s records or with the custodian in an amount equal to (when added to any margin on deposit) the current market value of the call option, but not less than the exercise price, marked to market daily. If the call option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price or pay the difference. The seller’s obligation terminates upon expiration of the option period or when the seller executes a closing purchase transaction with respect to such option.

All put options written by a Fund will be covered by: (1) segregating cash, cash equivalents, such as U.S. Treasury securities or overnight repurchase agreements, or other liquid assets on the Fund’s records or with the custodian having a value at least equal to exercise price of the option (less cash received, if any); or (2) holding a put option on the same security as the option written where the exercise price of the written put option is (i) equal to or higher than the exercise price of the option written or (ii) less than the exercise price of the option written provided the Fund segregates cash or other liquid assets in the amount of the difference.

Each Fund may trade put and call options on securities, securities indices and currencies, as the Advisor determines is appropriate in seeking the Fund’s investment objective, and except as restricted by the Fund’s investment limitations.

The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, a Fund may enter into a “closing transaction,” which is simply the purchase of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

Each Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium; therefore, if price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of acquisition of securities by the Fund.

Each Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

Each Fund may purchase and write options on an exchange or OTC market. OTC options differ from exchange-traded options in several important respects. OTC options are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is determined normally by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

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Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.]

[Swap Agreements. Each Fund may enter into swap agreements, including, but not limited to, total return swaps, index swaps, interest rate swaps, and credit default swaps. A Fund may utilize swap agreements in an attempt to gain exposure to the securities in a market without actually purchasing those securities, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Forms of swap agreements include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor;” and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Another form of swap agreement is a credit default swap. A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. Generally, the seller of credit protection against an issuer or basket of securities receives a periodic payment to compensate against potential default events. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Fund selling the credit protection.

In contrast, the buyer of credit protection would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the buyer of the credit protection would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund purchasing the credit protection.

Each Fund also may enhance income by selling credit protection or attempt to mitigate credit risk by buying protection. Credit default swaps could result in losses if the creditworthiness of an issuer or a basket of securities is not accurately evaluated.

Most swap agreements (but generally not credit default swaps) a Fund may enter into calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s obligations (or rights) under a swap agreement would generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Other swap agreements, such as credit default swaps, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.

A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for a Fund’s illiquid investment limitations. A Fund would not enter into any swap agreement unless the

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Advisor believes that the other party to the transaction is creditworthy. In addition, the secondary market for swap agreements may be less liquid, making them difficult to sell when a Fund determines to do so. The possible lack of a liquid secondary market for a swap agreement and the resulting inability of a Fund to sell a swap agreement could expose the Fund to losses and could make the swap agreement more difficult for the Fund to value accurately. Each Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Each Fund may enter into swap agreements that involve a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Like any contract, swap agreements are subject to certain early termination events, including: failure to make payments when they become due; insolvency of either party to the swap agreement; the occurrence of an event that makes part of the swap agreement unable to be performed due to causes that are outside the control of the parties, such as natural disasters; or where a change in law renders the swap agreement ineffective or illegal.

Each Fund may enter into swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay a Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis (but generally not credit default swaps), which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Other swap agreements, such as credit default swaps, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap agreement or to the default of a reference obligation. A Fund will earmark and reserve assets necessary to meet any accrued payment obligations when it is the buyer of credit protection. In cases where a Fund is the seller of credit protection, if the credit default swap provides for physical settlement, the Fund generally would earmark and reserve the full notional amount of the credit default swap.

Swap agreements may be either fully funded or unfunded. Unfunded swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to such swap agreements is limited to the net amount of payments that a Fund is contractually obligated to make. If a swap counterparty defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each equity swap agreement will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by a custodian.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the OTC market. The Advisor, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments will ultimately require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and SEC recently defined as “swaps.” Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing. The Advisor will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Funds’ ability to enter into swap agreements.

A fully funded total return swap agreement requires a Fund to make an upfront lump sum payment to the counterparty in return for the counterparty paying the investment return on an underlying “basket” or portfolio of

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assets. In return, the counterparty makes payments to the Fund that reflect the returns (if any) on the assets referenced by the swap agreement. The counterparty to a fully funded swap agreement generally will physically invest in the basket or portfolio of assets referenced by the swap agreement in order to manage the risk that it becomes unable to meet its payment obligations under the swap agreement.

The use of swap agreements, including credit default swaps, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.]

Money Market Instruments. Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which the Funds may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by S&P, or, if unrated, of comparable quality, as the Adviser determines; (iv) repurchase agreements; and (v) money market mutual funds, including affiliated money market funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Repurchase Agreements. Each Fund may enter into repurchase agreements, which are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which a Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. A Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers (“Qualified Institutions”). The Adviser will monitor the continued creditworthiness of Qualified Institutions.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, a Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, a Fund’s ability to dispose of the underlying securities may be restricted. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the custodian will hold the securities underlying the repurchase agreement at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, a Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.

The resale price reflects the purchase price plus an agreed upon market rate of interest. The collateral is marked-to-market daily.

Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally, the effect of such transactions is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases a Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if a Fund has an opportunity to earn a greater rate of return on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and a Fund intends to use the reverse repurchase technique only when the Adviser believes it will be advantageous to do so. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of a Fund’s assets. The custodian bank will maintain a separate account for a Fund with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

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U.S. Government Obligations. The Funds may invest in short-term U.S. government obligations. Short-term obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as “stripped” or “zero coupon” U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their “face value,” and may exhibit greater price volatility than interest-bearing securities because investors receive no payment until maturity.

Short-term obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the former Student Loan Marketing Association (“SLMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, although issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau (“FFCB”), are supported only by the credit of the instrumentality. In 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship.

Since that time, Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury preferred stock purchases as well as U.S. Treasury and Federal Reserve purchases of their mortgage backed securities. While the purchase programs for mortgage-backed securities ended in 2010, the U.S. Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives discussed above will ensure that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue. In addition, Fannie Mae and Freddie Mac also are the subject of several continuing class action lawsuits and investigations by federal regulators, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. Government is considering multiple options, ranging from significant reform, nationalization, privatization, consolidation, or abolishment of the entities.

The FHFA and the U.S. Treasury (through its agreements to purchase preferred stock of Fannie Mae and Freddie Mac) also have imposed strict limits on the size of the mortgage portfolios of Fannie Mae and Freddie Mac. In August 2012, the U.S. Treasury amended its preferred stock purchase agreements to provide that the portfolios of Fannie Mae and Freddie Mac will be wound down at an annual rate of 15 percent (up from the previously agreed annual rate of 10 percent), requiring Fannie Mae and Freddie Mac to reach the $250 billion target four years earlier than previously planned. Further, when a ratings agency downgraded long-term U.S. Government debt in August 2011, the agency also downgraded the bond ratings of Fannie Mae and Freddie Mac, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their mortgage-backed securities). The U.S. Government’s commitment to ensure that Fannie Mae and Freddie Mac have sufficient capital to meet their obligations was, however, unaffected by the downgrade.

The U.S. Treasury has put in place a set of financing agreements to help ensure that these entities continue to meet their obligations to holders of bonds they have issued or guaranteed. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer were to default, the Fund holding securities of such issuer might not be able to recover their investment from the U.S. Government.

Other Investment Companies. Each Fund may invest in the securities of other investment companies, including money market funds, exchange-traded funds, non-exchange traded U.S. registered open-end investment companies (mutual funds), closed-end investment companies, or non-U.S. investment companies traded on foreign exchanges beyond the limits permitted under the 1940 Act, subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust in 2012 pursuant to Section 12(d)(1)(J) of the 1940 Act (the “2012 Order”). Absent such exemptive relief, each Fund’s investments in investment companies would be limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets of investment companies in the aggregate. However, as a non-fundamental restriction, each Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act.

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Under the pertinent terms of the 2012 Order, the Funds may invest in registered investment companies in excess of the limitations imposed by Sections 12(d)(1)(A) and 12(d)(1)(C) of the 1940 Act. The total amount of securities held by a Fund, both individually and when aggregated with all other shares of the acquired fund held by other registered investment companies or private investment pools advised by the Adviser or its affiliates (as well as shares held by the Adviser and its affiliates) cannot exceed 25% of the outstanding voting securities of the acquired investment company, and the none of these entities (including the Fund) may individually or collectively exert a controlling influence over the acquired investment company. The Funds may not rely on the 2012 Order to acquire an investment company that itself has ownership of investment company shares in excess of the limitations contained in Section 12(d)(1)(A) of the 1940 Act. To the extent necessary to comply with the provisions of the 1940 Act or the 2012 Order, on any matter upon which an underlying investment company’s shareholders are solicited to vote, the Adviser will vote the underlying investment company shares in the same general proportion as shares held by other shareholders of the underlying investment company.

In addition, the Trust previously obtained exemptive relief in 2007 that allows other investment companies to acquire shares of the Trust in excess of the limitations imposed by Section 12(d)(1)(A) (the “2007 Order”). This relief is conditioned on those acquiring funds obtaining a participation agreement signed by both the acquiring fund and the fund that it wishes to acquire in excess of the 12(d)(1)(A) limitations. If a Fund relies on the 2012 Order, it will not enter into a participation agreement pursuant to the 2007 Order, and if a Fund has a signed participation agreement in effect pursuant to the 2007 Order, it will not rely on the 2012 Order.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed income stream with generally higher yields than those of common stock of the same or similar issuers, which tends to decrease in value when interest rates rise.

Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities.

Structured Notes. A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Depending on the factor(s) used and the use of multipliers or deflators, changes in interest rates and movement of such factor(s) may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.

Hybrid Securities Risk. Hybrid securities may be “functionally equivalent” to preferred stock, and therefore may have preference over the common stock. Although generally considered an equity security within an issuer’s capital structure, a hybrid security may exhibit characteristics akin to a debt security or other evidence of indebtedness on which the value of the interest, or principal of which, is determined by reference to changes in the value of a reference instrument or financial strength of a reference entity (e.g., a security or other financial instrument, asset, currency or interest rate). The price of a hybrid security and any applicable reference instrument

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may not move in the same direction or at the same time. An investment in a hybrid security may entail significant risks not associated with a similar investment in a traditional equity security. The risks of a particular hybrid security will depend upon the terms of the instrument, but may include the possibility of significant changes in the value of any applicable reference instrument. Hybrid securities potentially are more volatile than traditional equity securities. Hybrid instruments may carry credit risk of their issuer, as well as liquidity risk, since they often are “customized” to meet the needs of an issuer or a particular investor, and therefore the number of investors that buy such instruments in the secondary market may be small.

[Short Sales. Each Fund may engage in short sales transactions in which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow or otherwise obtain the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest, which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The Fund may also use repurchase agreements to satisfy delivery obligations in short sale transactions. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Fund’s short position. The Fund may use up to 100% of its portfolio to engage in short sales transactions and collateralize its open short positions.]

[When-Issued and Delayed-Delivery Securities. Each Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis ( i.e. , delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund’s NAV. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. Each Fund will also establish a segregated account with the Fund’s custodian bank in which the Fund will maintain cash or liquid securities equal to or greater in value than the Fund’s purchase commitments for such when-issued or delayed-delivery securities. The Trust does not believe that a Fund’s NAV or income will be adversely affected by the Fund’s purchase of securities on a when-issued or delayed-delivery basis.]

[Zero Coupon Bonds. While the Funds do not intend to do so, each Fund may invest in U.S. Treasury zero-coupon bonds. These securities are U.S. Treasury bonds which have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity. Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Because dividend income is accrued throughout the term of the zero coupon obligation, but is not actually received until maturity, the Funds may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation. Unlike regular U.S. Treasury bonds which pay semi-annual interest, U.S. Treasury zero coupon bonds do not generate semi-annual coupon payments. Instead, zero coupon bonds are purchased at a substantial discount from the maturity value of such securities, the discount reflecting the current value of the deferred interest; this discount is amortized as interest income over the life of the security, and is taxable even though there is no cash

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return until maturity. Zero coupon U.S. Treasury issues originally were created by government bond dealers who bought U.S. Treasury bonds and issued receipts representing an ownership interest in the interest coupons or in the principal portion of the bonds. Subsequently, the U.S. Treasury began directly issuing zero coupon bonds with the introduction of “Separate Trading of Registered Interest and Principal of Securities” (or “STRIPS”). While zero coupon bonds eliminate the reinvestment risk of regular coupon issues, that is, the risk of subsequently investing the periodic interest payments at a lower rate than that of the security held, zero coupon bonds fluctuate much more sharply than regular coupon-bearing bonds.

Thus, when interest rates rise, the value of zero coupon bonds will decrease to a greater extent than will the value of regular bonds having the same interest rate.]

Illiquid Securities. Each Fund may hold up to an aggregate amount of 15% of its net assets in illiquid securities (calculated at the time of investment). Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets. Each Fund will monitor its portfolio liquidity on an ongoing basis to determine whether, in light of current circumstances, an adequate level of liquidity is being maintained, and will consider taking appropriate steps in order to maintain adequate liquidity if, through a change in values, net assets, or other circumstances, more than 15% of the Fund’s net assets are held in illiquid securities or other illiquid assets. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that dealers will make or maintain a market or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Shares will be adversely affected if trading markets for a Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

Borrowing. Each Fund may borrow money from a bank or another person up to the limits set forth in the section “Investment Restrictions” to meet shareholder redemptions, for temporary or emergency purposes and for other lawful purposes. Borrowed money will cost a Fund interest expense and/or other fees. The costs of borrowing may reduce a Fund’s return. Borrowing also may cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations to repay borrowed monies. To the extent that a Fund has outstanding borrowings, it will be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities.

Cybersecurity Risk. The Funds, like all companies, may be susceptible to operational and information security risks. Cybersecurity failures or breaches of the Funds or their service providers or the issuers of securities in which the Funds invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Funds and their shareholders could be negatively impacted as a result.

PORTFOLIO TURNOVER

Each Fund calculates its portfolio turnover rate by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal period by the monthly average of the value of portfolio securities owned by the Fund during the fiscal period. A 100% portfolio turnover rate would occur, for example, if all of the portfolio securities (other than short-term securities) were replaced once during the fiscal period. Portfolio turnover rates will vary from year to year, depending on market conditions. At the date of this SAI, each Fund is new and has no operating history, and therefore portfolio turnover information is not yet available.

DISCLOSURE OF PORTFOLIO HOLDINGS

Quarterly Portfolio Schedule. Each Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each of its Funds’ portfolio holdings with the SEC on Form N-Q. Each Trust also discloses a complete schedule of each of its Funds’ portfolio holdings with the SEC on Form N-CSR after its second and fourth fiscal quarters.

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Each Trust’s Forms N-Q and Forms N-CSR on behalf of each of its Funds will be available on the SEC’s website at http://www.sec.gov. Each Trust’s Forms N-Q and Forms N-CSR also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Each Trust’s Forms N-Q and Forms N-CSR will be available without charge, upon request, by calling 1-630-933-9600 or 1-800-983-0903 or by writing to the Trust at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515.

Portfolio Holdings Policy. Each Trust has adopted a policy regarding the disclosure of information about the Trust’s portfolio holdings. The Board must approve all material amendments to this policy.

The Funds’ portfolio holdings are disseminated publicly each day that the Funds are open for business through financial reporting and news services, including publicly accessible Internet websites. In addition, for in-kind creations, a basket composition file, which includes the security names and share quantities to deliver in exchange for Shares, together with estimates and actual cash components, is disseminated publicly each day prior to the opening of the Exchange via www.powershares.com/capitalmarkets and the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of each Fund. Each Trust, the Adviser and The Bank of New York Mellon (“BNYM” or the “Administrator”) will not disseminate non-public information concerning the Trust.

Access to information concerning the Funds’ portfolio holdings may be permitted at other times to personnel of third-party service providers, including the Funds’ custodian, transfer agent, auditors and counsel, as may be necessary to conduct business in the ordinary course in a manner consistent with such service providers’ agreements with the Trusts on behalf of the Funds.

MANAGEMENT

The primary responsibility of the Board is to represent the interests of the Funds and to provide oversight of the management of the Funds. The Trust currently has eight Trustees. Six Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” (as such term is defined under the 1940 Act) or “independent” Trustees (“Independent Trustees”). One Trustee (the “Unaffiliated Trustee”) is an officer of a company that has engaged in securities transactions with clients advised by a sub-adviser to one or more funds in the “Fund Family” (as defined below), which clients do not include any of the Funds, but is not an affiliated person of the Adviser. The remaining Trustee (the “Interested Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (defined below) that they oversee and other directorships, if any, that they hold are shown below. The “Fund Complex” includes all open and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of the date of this SAI, the “Fund Family” consists of the Trusts and three other exchange-traded fund trusts advised by the Adviser.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During At Least the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustee During the Past 5 Years
Ronn R. Bagge —1958 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Nominating and Governance Committee and Trustee	Chairman of the Nominating and Governance Committee and Trustee since 2003 (PowerShares Trust I), since 2007 (PowerShares Trust II), since 2016 (PowerShares Self-Indexed Trust)	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	159	None

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Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During At Least the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustee During the Past 5 Years
Todd J. Barre — 1957 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010 (PowerShares Trust I and PowerShares Trust II), since 2016 (PowerShares Self-Indexed Trust)	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	159	None

Marc M. Kole — 1960 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008 (PowerShares Trust I and PowerShares Trust II), since 2016 (PowerShares Self-Indexed Trust); Trustee since 2006 (PowerShares Trust I), since 2007 (PowerShares Trust II), since 2016 (PowerShares Self-Indexed Trust)	Senior Director of Finance, By The Hand Club for Kids (2015-Present); formerly: Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	159	None

Yung Bong Lim — 1964 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014 (PowerShares Trust I and PowerShares Trust II), since 2016 (PowerShares Self-Indexed Trust); Trustee since 2013 (PowerShares Trust I and PowerShares Trust II), since 2016 (PowerShares Self-Indexed Trust)	Managing Partner, Residential Dynamics Group LLC (2008-Present); formerly, Managing Director, Citadel Investment Group, L.L.C. (1999-2007).	159	None

Gary R. Wicker — 1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013 (PowerShares Trust I and PowerShares Trust II), since 2016 (PowerShares Self-Indexed Trust)	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	159	None

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Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During At Least the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustee During the Past 5 Years
Donald H. Wilson — 1959 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012 (PowerShares Trust I and PowerShares Trust II, since 2016 (PowerShares Self-Indexed Trust); Trustee since 2006 (PowerShares Trust I), since 2007 (PowerShares Trust II), since 2016 (PowerShares Self-Indexed Trust)	Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (2016-Present); formerly, Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	159	None

* This is the date the Independent Trustee began serving the Trust. He serves an indefinite term, until his successor is elected.

The Unaffiliated Trustee, his term of office and length of time served, his principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Unaffiliated Trustee and the other directorships, if any, held by the Unaffiliated Trustee, are shown below.

Name, Address and Year of Birth of Unaffiliated Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During At Least the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Unaffiliated Trustees	Other Directorships Held by Unaffiliated Trustee During the Past 5 Years
Philip M. Nussbaum—1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee**	Since 2007 (PowerShares Trust I and PowerShares Trust II), since 2016 (PowerShares Self-Indexed Trust)	Chairman, Performance Trust Capital Partners (2004-Present).	159	None

* This is the date the Unaffiliated Trustee began serving the Trust. He serves an indefinite term, until his successor is elected.

** Effective May 18, 2016, Mr. Nussbaum became an Unaffiliated Trustee.

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee, are shown below.

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Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During At Least the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustees	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome — 1956 Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010 (PowerShares Trust I and PowerShares Trust II), since 2015 (PowerShares Self-Indexed Trust)	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director, Invesco Finance PLC, and Invesco Holding Company Limited; Director and Executive Vice President, Invesco Holding Company (US), Inc., Invesco Finance, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and INVESCO Asset Management (Bermuda) Ltd.; Executive Vice President; (2008-Present); Invesco Investments (Bermuda) Ltd., Manager, Horizon Flight Works LLC; Director and Secretary, Invesco Services (Bahamas) Private Limited; formerly, Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	159	None

* This is the date the Interested Trustee began serving the Trust. He serves an indefinite term, until his successor is elected.

Name, Address and Year of Birth of Executive Officer	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During At Least Past 5 Years
Daniel E. Draper—1968 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015 (PowerShares Trust I and PowerShares Trust II), since 2016 (PowerShares Self-Indexed Trust)	President and Principal Executive Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-2015) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

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Name, Address and Year of Birth of Executive Officer	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During At Least Past 5 Years
Adam Henkel—1980 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer of Invesco PowerShares Capital Management LLC (2017-Present); Chief Compliance Officer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2017-Present); formerly, Senior Counsel, Invesco, Ltd. (2013-2017); and Assistant Vice President, U.S. Bancorp Fund Services, LLC (2010-2013).

Steven M. Hill—1964 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2013 (PowerShares Trust I and PowerShares Trust II), since 2016 (PowerShares Self-Indexed Trust)	Vice President and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global ETF Administration, Invesco PowerShares Capital Management LLC (2011-Present); Principal Financial and Accounting Officer – Investment Pools, Invesco PowerShares Capital Management LLC (2015-Present); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Peter Hubbard—1981 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009 (PowerShares Trust I and PowerShares Trust II), since 2016 (PowerShares Self-Indexed Trust)	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Vice President and Director of Portfolio Management, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco PowerShares Capital Management LLC (2008-2010); Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

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Name, Address and Year of Birth of Executive Officer	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During At Least Past 5 Years
Sheri Morris—1964 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012 (PowerShares Trust I and PowerShares Trust II), since 2016 (PowerShares Self-Indexed Trust)	President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2012-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Anna Paglia—1974 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011 (PowerShares Trust I and PowerShares Trust II), since 2016 (PowerShares Self-Indexed Trust)	Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2011-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco PowerShares Capital Management LLC (2010-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013 (PowerShares Trust I and PowerShares Trust II), since 2016 (PowerShares Self-Indexed Trust)	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global Exchange Traded Funds Services, Invesco PowerShares Capital Management LLC (2013-Present).

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Name, Address and Year of Birth of Executive Officer	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During At Least Past 5 Years
David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009 (PowerShares Trust I and PowerShares Trust II), since 2016 (PowerShares Self-Indexed Trust)	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Managing Director—Chief Administrative Officer, Americas, Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

* This is the date the officer began serving the Trust. Each officer serves an indefinite term, until his or her successor is elected.

Each Fund is newly established. As of the date of this SAI, none of the Trustees held equity securities in the Funds. [As of [December 31, 2016], each Trustee held in the aggregate over $100,000 in equity securities in all of the registered investment companies overseen by the Trustees.] The Share information for Messrs. Lim and Nussbaum include Shares of certain funds in which each of Mr. Lim and Mr. Nussbaum is deemed to be invested pursuant to the Trust’s deferred compensation plan (“DC Plan”), which is described below.

As of the date of this SAI, as to each Independent Trustee and Unaffiliated Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Funds.

Board and Committee Structure. As noted above, the Board is responsible for oversight of the Funds, including oversight of the duties performed by the Adviser for each Fund under the investment advisory agreement between the Adviser and the Trust, on behalf of each Fund (the “Investment Advisory Agreement”). The Board generally meets in regularly scheduled meetings five times a year, and may meet more often as required. During the twelve months ended October 31, 2017, the Board of each Trust held [seven] meetings.

The Board has three standing committees, the Audit Committee, the Investment Oversight Committee and the Nominating and Governance Committee, and has delegated certain responsibilities to those Committees.

Messrs. Kole (Chair), Wicker and Wilson currently serve as members of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) approve and recommend to the Board the selection of

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the Trust’s independent registered public accounting firm, (ii) review the scope of the independent registered public accounting firm’s audit activity, (iii) review the audited financial statements and (iv) review with such independent registered public accounting firm the adequacy and the effectiveness of the Trust’s internal controls over financial reporting. During the twelve months ended October 31, 2017, the Audit Committee of each Trust held [six] meetings.

Messrs. Bagge, Barre, Lim (Chair) and Nussbaum currently serve as members of the Investment Oversight Committee. The Investment Oversight Committee has the responsibility, among other things, (i) to review fund investment performance, including tracking error and correlation to a Fund’s underlying index, (ii) to review any proposed changes to a Fund’s investment policies, comparative benchmark indices or underlying index, and (iii) to review a Fund’s market trading activities and portfolio transactions. During the twelve months ended October 31, 2017, the Investment Oversight Committee of each Trust held [four] meetings.

Messrs. Bagge (Chair), Barre, Kole, Lim, [Nussbaum,] Wicker and Wilson currently serve as members of the Nominating and Governance Committee. The Nominating and Governance Committee has the responsibility, among other things, to identify and recommend individuals for Board membership and evaluate candidates for Board membership. The Board will consider recommendations for trustees from shareholders. Nominations from shareholders should be in writing and sent to the Secretary of the Trust to the attention of the Chairman of the Nominating and Governance Committee, as described below under the caption “Shareholder Communications.” During the twelve months ended October 31, 2017, the Nominating and Governance Committee of each Trust held [four] meetings.

Mr. Wilson, one of the Independent Trustees, serves as the chair of the Board (the “Independent Chair”). The Independent Chair, among other things, chairs the Board meetings, participates in the preparation of the Board agendas and serves as a liaison between, and facilitates communication among, the other Independent Trustees, the full Board, the Adviser and other service providers with respect to Board matters. The Chairs of the Audit Committee, Investment Oversight Committee and Nominating and Governance Committee also serve as liaisons between the Adviser and other service providers and the other Independent Trustees for matters pertaining to the respective Committee. The Board believes that its current leadership structure is appropriate taking into account the assets and number of Funds overseen by the Trustees, the size of the Board and the nature of the Funds’ business, as the Interested Trustees and officers of the Trust provide the Board with insight as to the daily management of the Funds while the Independent Chair promotes independent oversight of the Funds by the Board.

Risk Oversight. Each Fund is subject to a number of risks, including operational, investment and compliance risks. The Board, directly and through its Committees, as part of its oversight responsibilities, oversees the services provided by the Adviser and the Trust’s other service providers in connection with the management and operations of a Fund, as well as their associated risks. Under the oversight of the Board, the Trust, the Adviser and other service providers have adopted policies, procedures and controls to address these risks. The Board, directly and through its Committees, receives and reviews information from the Adviser, other service providers, the Trust’s independent registered public accounting firm, Trust counsel and counsel to the Independent Trustees to assist it in its oversight responsibilities. This information includes, but is not limited to, reports regarding a Fund’s investments, including Fund performance and investment practices, valuation of Fund portfolio securities, and compliance. The Board also reviews, and must approve any proposed changes to, a Fund’s investment objective, policies and restrictions, and reviews any areas of non-compliance with a Fund’s investment policies and restrictions. The Audit Committee monitors the Trust’s accounting policies, financial reporting and internal control system and reviews any internal audit reports impacting the Trust. As part of its compliance oversight, the Board reviews the annual compliance report issued by the Trust’s Chief Compliance Officer on the policies and procedures of the Trust and its service providers, proposed changes to those policies and procedures and quarterly reports on any material compliance issues that arose during the period.

Experience, Qualifications and Attributes. As noted above, the Nominating and Governance Committee is responsible for identifying, evaluating and recommending trustee candidates. The Nominating and Governance Committee reviews the background and the educational, business and professional experience of trustee candidates and the candidates’ expected contributions to the Board. Trustees selected to serve on the Board are expected to possess relevant skills and experience, time availability and the ability to work well with the other Trustees. In addition to those qualities and based on each Trustee’s experience, qualifications and attributes and the Trustees’ combined contributions to the Board, following is a brief summary of the information that led to the conclusion that each Board member should serve as a Trustee.

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Mr. Bagge has served as a trustee and Chairman of the Nominating and Governance Committee with the Fund Family since 2003. He founded YQA Capital Management, LLC in 1998 and has since served as a principal. Previously, Mr. Bagge was the owner and CEO of Electronic Dynamic Balancing Company from 1988 to 2001. He began his career as a securities analyst for institutional investors, including CT&T Asset Management and J.C. Bradford & Co. The Board considered that Mr. Bagge has served as a board member or advisor for several privately held businesses and charitable organizations and the executive, investment and operations experience that Mr. Bagge has gained over the course of his career and through his financial industry experience.

Mr. Barre has served as a trustee with the Fund Family since 2010. He served as Assistant Professor of Business at Trinity Christian College from 2010 to 2016. Previously, he served in various positions with BMO Financial Group/Harris Private Bank, including Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001). From 1983 to 1994, Mr. Barre was with the Office of the Manager of Investments at Commonwealth Edison Co. He also was a staff accountant at Peat Marwick Mitchell & Co. from 1981 to 1983. The Board considered the executive, financial and investment experience that Mr. Barre has gained over the course of his career and through his financial industry experience.

Mr. Carome has served as a trustee with the Fund Family since 2010. He has served as the Senior Managing Director and General Counsel of Invesco Ltd. since 2006, and has held various senior executive positions with Invesco Ltd. since 2003. Previously, he served in various positions with Liberty Financial Companies, Inc., including Senior Vice President and General Counsel (2000-2001), General Counsel of certain investment management subsidiaries (1998-2000) and Associate General Counsel (1993-1998). Prior to his employment with Liberty Financial Companies, Inc., Mr. Carome was an associate with Ropes & Gray LLP. The Board considered Mr. Carome’s senior executive position with Invesco Ltd.

Mr. Kole has served as a trustee with the Fund Family since 2006 and Chairman of the Audit Committee since 2008. He has been the Senior Director of Finance of By The Hand Club for Kids since 2015. Previously, he was the Chief Financial Officer of Hope Network from 2008 to 2012 and he was the Assistant Vice President and Controller at Priority Health from 2005 to 2008, Senior Vice President of Finance of United Healthcare from 2004 to 2005, Chief Accounting Officer and Senior Vice President of Finance of Oxford Health Plans from 2000 to 2004 and Audit Partner at Arthur Andersen LLP from 1996 to 2000. The Board of the Trust has determined that Mr. Kole is an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Kole has gained over the course of his career and through his financial industry experience.

Mr. Lim has served as a trustee with the Fund Family since 2013 and Chairman of the Investment Oversight Committee since 2014. He has been a Managing Partner of Residential Dynamics Group LLC since 2008. Previously, he was a Managing Director and the Head of the Securitized Products Group of Citadel Investment Group, L.L.C. (1999-2007). Prior to his employment with Citadel Investment Group, L.L.C., he was a Managing Director with Salomon Smith Barney. The Board considered the executive, financial and operations experience that Mr. Lim has gained over the course of his career and through his financial industry experience.

Mr. Nussbaum has served as a trustee with the Fund Family since 2003. He has served as the Chairman of Performance Trust Capital Partners since 2004 and was the Executive Vice President of Finance from 1994 to 1999. Mr. Nussbaum also served as Managing Director of the Communication Institute from 2002 to 2003. Prior to joining Performance Trust Capital Partners in 1994, he was a Vice President at Clayton Brown & Associates. Before that, he was a senior examiner with the Financial Markets Unit of the Federal Reserve Bank of Chicago. The Board considered the executive, financial, investment and operations experience that Mr. Nussbaum has gained over the course of his career and through his financial industry experience.

Mr. Wicker has served as a trustee with the Fund Family since 2013. He has served as Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries since 2013. Previously, he was the Executive Vice President and Chief Financial Officer of Zondervan Publishing from 2007 to 2012. Prior to his employment with

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Zondervan Publishing, he held various positions with divisions of The Thomson Corporation, including Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999). Prior to that, Mr. Wicker was Senior Manager in the Audit and Business Advisory Services Group of Price Waterhouse (1985-1996). The Board of the Trust has determined that Mr. Wicker is an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Wicker has gained over the course of his career and through his financial industry experience.

Mr. Wilson has served as a trustee with the Fund Family since 2006 and as the Independent Chair since 2012. He also served as lead Independent Trustee in 2011. He has served as the Chairman and Chief Executive Officer of Stone Pillar Advisors, Ltd. since 2010 and as President and Chief Executive Officer of Stone Pillar Investments, Ltd. since 2016. Previously, he was the Chairman, President and Chief Executive Officer of Community Financial Shares, Inc. and its subsidiary, Community Bank—Wheaton/Glen Ellyn (2013-2015). He also was the Chief Operating Officer (2007-2009) and Executive Vice President and Chief Financial Officer (2006-2007) of AMCORE Financial, Inc. Mr. Wilson also served as Senior Vice President and Treasurer of Marshall & Ilsley Corp. from 1995 to 2006. He started his career with the Federal Reserve Bank of Chicago, serving in several roles in the bank examination division and the economic research division. The Board of the Trust has determined that Mr. Wilson is an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Wilson has gained over the course of his career and through his financial industry experience.

This disclosure is not intended to hold out any Trustee as having any special expertise and shall not impose greater duties, obligations or liabilities on the Trustees. The Trustees’ principal occupations during at least the past five years are shown in the above table.

For his services as a Trustee of the Trust and other trusts in the Fund Family, each Independent Trustee and Unaffiliated Trustee receives an annual retainer of $290,000 (the “Retainer”). The Retainer for the Independent Trustees is allocated half pro rata among all the funds in the Fund Family and the other half is allocated among all of the funds in the Fund Family based on average net assets. Mr. Wilson receives an additional $100,000 per year for his service as the Independent Chair, allocated in the same manner as the Retainer. The chair of the Audit Committee receives an additional fee of $28,000 per year and the chairs of the Investment Oversight Committee and the Nominating and Governance Committee each receive an additional fee of $17,000 per year, each allocated in the same manner as the Retainer. Prior to January 1, 2017, the Retainer was $250,000, and the additional fee for the Independent Chair was $78,000. Each Trustee also is reimbursed for travel and other out-of-pocket expenses incurred in attending Board and committee meetings. Effective July 1, 2016, the Adviser, on behalf of a Fund, compensates the Unaffiliated Trustee and reimburses the Unaffiliated Trustee’s travel and other out-of-pocket expenses.

The Trust’s DC Plan allows each Independent Trustee and Unaffiliated Trustee to defer payment of all or a portion of the fees that the Trustee receives for serving on the Board throughout the year. Each eligible Trustee generally may elect to have deferred amounts credited with a return equal to the total return [on one to five of the funds of a Trust that are offered as investment options under the DC Plan.] At the Trustee’s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of years designated by the Trustee. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured, and such amounts are subject to the claims of the creditors of the Funds. The Independent Trustees and the Unaffiliated Trustee are not eligible for any pension or profit sharing plan in their capacity as Trustees.

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The following sets forth the fees paid to each Trustee for the twelve months ended August 31, 2017.

Name of Trustee	Aggregate Compensation From PowerShares Trust I (1)	Aggregate Compensation From PowerShares Trust II (1)	Aggregate Compensation From PowerShares Self-Indexed Trust (1)	Pension or Retirement Benefits accrued as part of Fund Expenses	Total Compensation Paid From Fund Complex (2)
Independent Trustees
Ronn R. Bagge
Todd J. Barre
Marc M. Kole
Yung Bong Lim
Gary R. Wicker
Donald H. Wilson
Unaffiliated Trustee
Philip M. Nussbaum
Interested Trustee
Kevin M. Carome

(1)	[Because the Funds had not commenced operations as of October 31, 2017, the Funds did not pay any portion of the amounts shown in this table.]
(2)	The amounts shown in this column represent the aggregate compensation paid by all funds of the trusts in the Fund Family (except as noted in the prior footnote) for the fiscal year ended October 31, 2017 before deferral by the Trustees under the DC Plan. During the fiscal year ended October 31, 2017, [both Mr. Lim and Mr. Nussbaum deferred 100% of their compensation.]

As of the date of this SAI, the Trustees and officers, as a group, owned none of each Fund’s outstanding Shares.

Principal Holders and Control Persons. Each Fund is new and, as of the date of this SAI, no person owned of record more than 5% of the outstanding Shares.

Shareholder Communications. Shareholders may send communications to the Trust’s Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). The shareholder may send the communication to either the Trust’s office or directly to such Board members at the address specified for each Trustee. Management will review and generally respond to other shareholder communications the Trust receives that are not directly addressed and sent to the Board. Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.

Investment Adviser. The Adviser provides investment tools and portfolios for advisers and investors. The Adviser is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches. Its asset management philosophy and investment discipline is rooted deeply in the application of intuitive factor analysis and model implementation to enhance investment decisions.

The Adviser acts as investment adviser for, and manages the investment and reinvestment of, the assets of the Funds. The Adviser also administers the Trust’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.

Invesco PowerShares Capital Management LLC, organized February 7, 2003, is located at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515. Invesco Ltd. is the parent company of Invesco PowerShares Capital Management LLC and is located at Two Peachtree Pointe, 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Invesco Ltd. and its subsidiaries are an independent global investment management group.

Portfolio Managers. The Adviser uses a team of portfolio managers (the “Portfolio Managers”), investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser’s extensive resources. Peter Hubbard oversees all research, portfolio management and trading operations of the Adviser. In this capacity, he oversees a team of the Portfolio Managers responsible for the day-to-day management of the Funds. Mr. Hubbard receives management assistance from Michael Jeanette, Jonathan Nixon and Tony Seisser.

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The information below reflects the other funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment vehicles and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.

As of [November 30, 2017], Mr. Hubbard managed [                ] registered investment companies with a total of approximately $[            ] in assets, [        ] other pooled investment vehicles with approximately $[            ] in assets and no other accounts.

As of [November 30, 2017], Mr. Jeanette managed [                ] registered investment companies with a total of approximately $[            ] in assets, [        ] other pooled investment vehicles with approximately $[            ] in assets and no other accounts.

As of [November 30, 2017], Mr. Nixon managed [                ] registered investment companies with a total of approximately $[            ] in assets, [        ] other pooled investment vehicles with approximately $[            ] in assets and no other accounts.

As of [November 30, 2017], Mr. Seisser managed [                ] registered investment companies with a total of approximately $[            ] in assets, [        ] other pooled investment vehicles with approximately $[            ] in assets and no other accounts.

Although the other funds that the Portfolio Managers manage may have different investment strategies, the Adviser does not believe that management of these different funds presents a material conflict of interest for the Portfolio Managers or the Adviser.

Description of Compensation Structure. The Portfolio Managers are compensated with a fixed salary amount by the Adviser. The Portfolio Managers are eligible, along with other senior employees of the Adviser, to participate in a year-end discretionary bonus pool. The Compensation Committee of the Adviser will review management bonuses and, depending upon the size, the Compensation Committee may approve the bonus in advance. There is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers.

Portfolio Holdings. As of the date of this SAI, each Fund has not yet commenced investment operations, and none of the Portfolio Managers beneficially own any Shares.

Because the portfolio managers of the Adviser may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another, resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Funds, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Funds. In addition, a conflict of interest could exist to the extent that the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that they believe are reasonably designed to address these and other conflicts of interest.

Investment Advisory Agreement. Pursuant to the Investment Advisory Agreement between the Adviser and the Trust, the Adviser is responsible for all expenses of the Funds, the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the advisory fees, distribution fees, if any, brokerage

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expenses, taxes, interest, litigation expenses and other extraordinary expenses (including Acquired Fund Fees and Expenses, if any). For the Adviser’s services, each Fund has agreed to pay an annual unitary management fee, equal to a percentage of its average daily net assets set forth in the chart below (the “Advisory Fee”).

Fund	Advisory Fee
PowerShares S&P 100® Equal Weight Portfolio	0.40%
PowerShares S&P 500® Equal Weight Portfolio	0.20%
PowerShares S&P 500® Equal Weight Consumer Discretionary Portfolio	0.40%
PowerShares S&P 500® Equal Weight Consumer Staples Portfolio	0.40%
PowerShares S&P 500® Equal Weight Energy Portfolio	0.40%
PowerShares S&P 500® Equal Weight Financials Portfolio	0.40%
PowerShares S&P 500® Equal Weight Health Care Portfolio	0.40%
PowerShares S&P 500® Equal Weight Industrials Portfolio	0.40%
PowerShares S&P 500® Equal Weight Materials Portfolio	0.40%
PowerShares S&P 500® Equal Weight Real Estate Portfolio	0.40%
PowerShares S&P 500® Equal Weight Technology Portfolio	0.40%
PowerShares S&P 500® Equal Weight Utilities Portfolio	0.40%
PowerShares S&P MidCap 400® Equal Weight Portfolio	0.40%
PowerShares S&P SmallCap 600® Equal Weight Portfolio	0.40%
PowerShares MSCI Emerging Markets Equal Country Weight Portfolio	0.70%
PowerShares S&P 500® Top 50 Portfolio	0.20%
PowerShares S&P 500® Pure Growth Portfolio	0.35%
PowerShares S&P 500® Pure Value Portfolio	0.35%
PowerShares S&P MidCap 400® Pure Growth Portfolio	0.35%
PowerShares S&P MidCap 400® Pure Value Portfolio	0.35%
PowerShares S&P SmallCap 600® Pure Growth Portfolio	0.35%
PowerShares S&P SmallCap 600® Pure Value Portfolio	0.35%
PowerShares Multi-Factor Large Cap Portfolio	0.25%

The Trusts and the Adviser have entered into an Excess Expense Agreement (the “Expense Agreement”) on behalf of each Fund listed below pursuant to which the Adviser has agreed to waive fees and/or reimburse Fund expenses to the extent necessary to prevent the operating expenses of each such Fund from exceeding the following rate as a percentage of its average daily net assets per year (each, an “Expense Cap”) through the later of: (i) two years from the closing of the Reorganizations; or (ii) each Rydex Fund’s cap expiration date as listed in its then current registration statement on September 28, 2017:

Fund	Expense Cap
PowerShares MSCI Emerging Markets Equal Country Weight Portfolio	0.70%
PowerShares S&P 100 Equal Weight Portfolio	0.41%
PowerShares S&P 500 Equal Weight Real Estate Portfolio	0.41%
PowerShares S&P MidCap 400 Equal Weight Portfolio	0.41%
PowerShares S&P SmallCap 600 Equal Weight Portfolio	0.41%

Pursuant to the Expense Agreement, certain expenses are not covered by the Expense Cap. The Fund’s Expense Cap excludes interest expenses, a portion of the Fund’s licensing fees, brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses. However, in addition to the Expense Caps above, the Adviser has agreed to [reimburse a Fund in the amount equal to the

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licensing fees that the Fund pays that cause the operating expenses of the Fund to exceed the the net annual operating expenses in the table above through the later of: (i) two years from the Closing Date; or (ii) the expiration date of the corresponding Claymore Fund’s expense cap as listed in its then current registration statement on September 28, 2017.]

The Expense Agreement provides that for each Fund listed above, the expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date that the Adviser bore the expense, but no recapture payment will be made by a Fund if it would result in the Fund exceeding its Expense Cap. In no instance will the Adviser recapture any amounts for periods when a Fund’s total expenses exceeded the expense limit in place at the time the waiver was made.

The Funds may invest in money market funds that are managed by affiliates of the Adviser. The indirect portion of the management fee that a Fund incurs through such investments is in addition to the Adviser’s management fee. Therefore, the Adviser has agreed to waive the fees that it receives in an amount equal to the indirect management fees that a Fund incurs through its investments in such affiliated money market funds through [                    ]. There is no guarantee that the Adviser will extend the waiver of these fees past that date.

Under the Investment Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Investment Advisory Agreement continues in effect only if approved annually by the Board, including a majority of the Independent Trustees. The Investment Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty as to a Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of that Fund’s outstanding voting securities on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the Fund.

Payments to Financial Intermediaries. The Adviser, the Distributor and/or their affiliates may enter into contractual arrangements with certain broker-dealers and other financial intermediaries that the Adviser, the Distributor and/or their affiliates believe may benefit the Funds. Pursuant to such arrangements, the Adviser, the Distributor and/or their affiliates may provide cash payments or non-cash compensation to intermediaries for certain activities related to certain Funds. Such payments are designed to make registered representatives and other professionals more knowledgeable about exchange-traded products, including each Fund, or for other activities, such as participating in marketing activities and presentations, educational training programs, conferences, data collection and provision, technology support, the development of technology platforms and reporting systems. The Adviser, the Distributor and/or their affiliates also may pay intermediaries for certain printing, publishing and mailing costs associated with the Funds or materials relating to exchange-traded funds in general. As of the date of this SAI, the Adviser had such arrangements in place with Charles Schwab & Co., Inc. (“Schwab”).

In addition, the Adviser, the Distributor and/or their affiliates may make payments to intermediaries that make Shares available to their clients or for otherwise promoting the Funds. Payments of this type are sometimes referred to as revenue-sharing payments. Any payments made pursuant to such arrangements may vary in any year and may be different for different intermediaries. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels. As of the date of this SAI, as amended or supplemented from time to time, the intermediaries receiving such payments include Pershing LLC. Any additions, modifications, or deletions to this list of financial intermediaries that have occurred since the date noted above are not included in the list.

Any payments described above by the Adviser, the Distributor and/or their affiliates will be made from their own assets and not from the assets of the Funds. Although a portion of the Adviser’s revenue comes directly or indirectly in part from fees paid by the Funds, payments to financial intermediaries are not financed by the Funds and therefore do not increase the price paid by investors for the purchase of shares of, or the cost of owning, a Fund or reduce the amount received by a shareholder as proceeds from the redemption of Fund Shares. As a result, such payments are not reflected in the fees and expenses listed in the fees and expenses sections of the Funds’ Prospectuses.

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The Adviser periodically assesses the advisability of continuing to make these payments. Payments to a financial intermediary may be significant to that intermediary, and amounts that intermediaries pay to your adviser, broker or other investment professional, if any, may also be significant to such adviser, broker or investment professional. Because an intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the intermediary and its clients. For example, these financial incentives may cause the intermediary to recommend the Funds over other investments. The same conflict of interest exists with respect to your financial adviser, broker or investment professionals if he or she receives similar payments from his or her intermediary firm.

Please contact your salesperson, adviser, broker or other investment professional for more information regarding any such payments or financial incentives his or her intermediary firm may receive. Any payments made, or financial incentives offered, by the Adviser, Distributor and/or their affiliates made to an intermediary may create the incentive for the intermediary to encourage customers to buy shares of the Funds.

Administrator. BNYM serves as administrator for the Funds. Its principal address is 101 Barclay Street, New York, New York 10286.

BNYM serves as Administrator for the Funds pursuant to a fund administration and accounting agreement (the “Administrative Services Agreement”) with the Trust. Under the Administrative Services Agreement, BNYM is obligated, on a continuous basis, to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Trust and the Funds. BNYM generally will assist in many aspects of the Trust’s and the Funds’ operations, including accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other service providers), assist in preparing reports to shareholders or investors; assist in the preparation and filing of tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; and supply supporting documentation for meetings of the Board.

Pursuant to the Administrative Services Agreement, the Trust has agreed to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from negligence or willful misconduct in the performance of its duties.

Custodian, Transfer Agent and Fund Accounting Agent. BNYM, (the “Custodian” or “Transfer Agent”), located at 101 Barclay Street, New York, New York 10286, also serves as custodian for the Funds pursuant to a custodian agreement (the “Custodian Agreement”). As Custodian, BNYM holds the Funds’ assets, calculates the NAV of Shares and calculates net income and realized capital gains or losses. BNYM also serves as transfer agent for the Funds pursuant to a transfer agency agreement (the “Transfer Agency Agreement”). Further, BNYM serves as Fund accounting agent pursuant to the fund accounting agreement (the “Fund Accounting Agreement”). As compensation for the foregoing services, BNYM may be reimbursed for its out-of-pocket expenses, transaction fees and asset-based fees, which are accrued daily and paid monthly (for the PowerShares BulletShares Portfolios, annually).

Distributor. Invesco Distributors, Inc. (the “Distributor”) is the distributor of the Funds’ Shares. The Distributor’s principal address is 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The Distributor has entered into a distribution agreement (the “Distribution Agreement”) with the Trust pursuant to which it distributes the Funds’ Shares. Each Fund continuously offers Shares for sale through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading “Creation and Redemption of Creation Unit Aggregations.”

The Distribution Agreement for the Funds provides that it may be terminated as to a Fund at any time, without the payment of any penalty, on at least 60 days’ written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

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Aggregations. The Distributor does not distribute Shares in less than Creation Unit Aggregations. The Distributor will deliver a Prospectus (or a Summary Prospectus) and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distributor also may enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit Aggregations of the Shares. Such Soliciting Dealers also may be Participating Parties (as defined in “Procedures for Creation of Creation Unit Aggregations” below) and DTC Participants (as defined in “DTC Acts as Securities Depository for Shares” below).

Index Providers. No entity that creates, compiles, sponsors or maintains an Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Funds.

Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Indexes.

Set forth below is a list of each Fund and the Underlying Index upon which it is based.

POWERSHARES FUNDS	UNDERLYING INDEX
PowerShares S&P 100® Equal Weight Portfolio	S&P 100® Equal Weight Index
PowerShares S&P 500® Equal Weight Portfolio	S&P 500® Equal Weight Index Total Return
PowerShares S&P 500® Equal Weight Consumer Discretionary Portfolio	S&P 500® Equal Weight Index Consumer Discretionary Total Return
PowerShares S&P 500® Equal Weight Consumer Staples Portfolio	S&P 500® Equal Weight Index Consumer Staples Total Return
PowerShares S&P 500® Equal Weight Energy Portfolio	S&P 500® Equal Weight Index Energy Total Return
PowerShares S&P 500® Equal Weight Financials Portfolio	S&P 500® Equal Weight Index Financials Total Return
PowerShares S&P 500® Equal Weight Health Care Portfolio	S&P 500® Equal Weight Index Health Care Total Return
PowerShares S&P 500® Equal Weight Industrials Portfolio	S&P 500® Equal Weight Index Industrials Total Return
PowerShares S&P 500® Equal Weight Materials Portfolio	S&P 500® Equal Weight Index Materials Total Return
PowerShares S&P 500® Equal Weight Real Estate Portfolio	S&P 500® Equal Weight Real Estate Index
PowerShares S&P 500® Equal Weight Technology Portfolio	S&P 500® Equal Weight Index Information Technology Total Return
PowerShares S&P 500® Equal Weight Utilities Portfolio	S&P 500® Equal Weight Index Telecommunication Services & Utilities Total Return
PowerShares S&P MidCap 400® Equal Weight Portfolio	S&P MidCap 400® Equal Weight Index
PowerShares S&P SmallCap 600® Equal Weight Portfolio	S&P SmallCap 600® Equal Weight Index
PowerShares MSCI Emerging Markets Equal Country Weight Portfolio	MSCI Emerging Markets Equal Country Weighted Index
PowerShares S&P 500® Top 50 Portfolio	S&P 500® Top 50 Index
PowerShares S&P 500® Pure Growth Portfolio	S&P 500® Pure Growth Index Total Return
PowerShares S&P 500® Pure Value Portfolio	S&P 500® Pure Value Index Total Return
PowerShares S&P MidCap 400® Pure Growth Portfolio	S&P MidCap 400® Pure Growth Index Total Return
PowerShares S&P MidCap 400® Pure Value Portfolio	S&P MidCap 400® Pure Value Index Total Return
PowerShares S&P SmallCap 600® Pure Growth Portfolio	S&P SmallCap 600® Pure Growth Index Total Return
PowerShares S&P SmallCap 600® Pure Value Portfolio	S&P SmallCap 600® Pure Value Index Total Return
PowerShares Multi-Factor Large Cap Portfolio	[Guggenheim Multi-Factor Large Cap Index Total Return]*

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[* The Guggenheim Multi-Factor Large Cap Index Total Return was developed by Accretive Asset Management, LLC (“Accretive” or “Guggenheim Index ServicesSM”), which currently is a wholly owned subsidiary of Guggenheim Partners, LLC and an affiliate of SI. As part of the Transaction, Invesco will acquire all of the membership interests in Accretive which will allow Invesco Indexing, LLC (“Invesco Indexing”), an affiliate of IPCM, to utilize Accretive’s methodologies and process to provide the Underlying Index for the PowerShares Multi-Factor Large Cap Portfolio.]

BROKERAGE TRANSACTIONS

The policy of the Adviser regarding purchases and sales of securities is to give primary consideration to obtaining the most favorable prices and efficient executions of transactions under the circumstances. Consistent with this policy, when securities transactions are effected on a stock exchange, the Adviser’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions various brokers generally charge. The sale of Shares by a broker-dealer is not a factor in the selection of broker-dealers.

In seeking to implement its policies, the Adviser effects transactions with those brokers and dealers that the Adviser believes provide the most favorable prices and are capable of providing efficient executions. The Adviser and its affiliates currently do not participate in soft dollar transactions.

The Adviser assumes general supervision over placing orders on behalf of the Funds for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by the Funds and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, the Adviser allocates transactions in such securities among the Funds, the several investment companies and clients in a manner deemed equitable to all. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Funds. The primary consideration is prompt execution of orders at the most favorable net price under the circumstances.

Affiliated Transactions. The Adviser may place trades with Invesco Capital Markets, Inc. (“ICMI”) a broker-dealer with whom it is affiliated, provided the Adviser determines that ICMI’s trade execution abilities and costs are at least comparable to those of non-affiliated brokerage firms with which the Adviser could otherwise place similar trades. ICMI receives brokerage commissions in connection with effecting trades for the Funds and, therefore, use of ICMI presents a conflict of interest for the Adviser. Trades placed through ICMI, including the brokerage commissions paid to ICMI, are subject to procedures adopted by the Board.

ADDITIONAL INFORMATION CONCERNING THE TRUST

Each Trust is an open-end management investment company registered under the 1940 Act. PowerShares Trust I and PowerShares Trust II were organized as Massachusetts business trusts on June 9, 2000 and October 10, 2006, respectively, and PowerShares Self-Indexed Trust was organized as a Delaware statutory trust on October 13, 2015, pursuant to a Declaration of Trust ( each, a “Declaration”).

Each Trust is authorized to issue an unlimited number of shares in one or more series or “funds.” The Board has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges, without shareholder approval.

Each Share issued by a Fund has a pro rata interest in the assets of the Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and other distributions declared by the Board with respect to the Fund and in the net distributable assets of the Fund on liquidation.

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Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all the Funds of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular Fund, and, if a matter affects a particular Fund differently from other Funds, the Shares of that Fund will vote separately on such matter.

The Trust does not have information concerning the beneficial ownership of Shares held by DTC Participants (as defined below).

Shareholders may make inquiries by writing to the Trust, c/o the Distributor, Invesco Distributors, Inc., 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173.

Additional information regarding each Trust, including information regarding shareholder rights, is provided in the Proxy Statement/Prospectus under “Comparison of the Funds — Business Structures, Shareholder Rights and Applicable Law.”

Book Entry Only System. The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Book Entry.”

DTC Acts as Securities Depository for Shares. Shares are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of DTC Participants and the New York Stock Exchange, Inc. (“NYSE”) and FINRA. Access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records DTC maintains (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such DTC Participant may transmit such notice, statement or communication, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

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Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Proxy Voting. The Board of each Trust has delegated responsibility for decisions regarding proxy voting for securities held by each Fund thereunder to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are summarized in Appendix A to this SAI. The Board periodically will review each Fund’s proxy voting record.

Each Trust is required to disclose annually the Funds’ complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Funds also will be available at no charge upon request by calling 1-800-983-0903 or by writing to the applicable Trust at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515. Each Trust’s Form N-PX will also be available on the SEC’s website at www.sec.gov.

Codes of Ethics. Pursuant to Rule 17j-1 under the 1940 Act, the Board of each Trust has adopted a Code of Ethics for the Trust and approved Codes of Ethics adopted by the Adviser and the Distributor (collectively the “Ethics Codes”). The Ethics Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person’s employment activities and that actual and potential conflicts of interest are avoided.

The Ethics Codes apply to the personal investing activities of Trustees and officers of the Trusts, the Adviser and the Distributor (“Access Persons”). Rule 17j-1 and the Ethics Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Ethics Codes, Access Persons may engage in personal securities transactions, but must report their personal securities transactions for monitoring purposes. The Ethics Codes permit personnel subject to the Ethics Codes to invest in securities subject to certain limitations, including securities that a Fund may purchase or sell. In addition, certain Access Persons must obtain approval before investing in initial public offerings or private placements. The Ethics Codes are on file with the SEC and are available to the public at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The Ethics Codes are also available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. The Ethics Codes may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

Creation. The Trust issues Shares only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at its NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form. A “Business Day” is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

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Deposit of Securities and Delivery of Cash Component. The consideration for purchase of Creation Unit Aggregations of a Fund consists of the in-kind deposit of the Deposit Securities per each Creation Unit Aggregation constituting a substantial replication of the securities included in the relevant Underlying Index (“Fund Securities”) and the Cash Component computed as described below, plus any applicable Administrative or other transaction fees, as discussed below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of a Fund. However, each Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash (see “Cash Purchase Method” below).

The Cash Component also is sometimes called the “Balancing Amount.” The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the Shares (per Creation Unit Aggregation) and the “Deposit Amount”—an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

The Custodian, through the NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, to effect creations of Creation Unit Aggregations of the Fund until such time as the next-announced composition of the Deposit Securities is made available. Information on the specific names and holdings in a Fund Deposit will be available at www.powershares.com/capitalmarkets. Deposit Securities may not be identical to Fund Securities that are received upon redemptions of Creation Unit Aggregations. Further, the Adviser expects that the Deposit Securities would correspond pro rata, to the extent practicable, to the securities held by the Fund at the time.

The identity and number of shares of the Deposit Securities required for the Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Adviser, with a view to the investment objective of the Fund. The composition of the Deposit Securities also may change in response to adjustments to the weighting or composition of the securities of a Fund’s Underlying Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash—i.e., a “cash in lieu” amount—to be added to the Cash Component to replace any Deposit Security that: (i) may not be available in sufficient quantity for delivery, (ii) may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), (iii) might not be eligible for trading by an AP (as defined below) or the investor for which it is acting, or (iv) another relevant reason. Brokerage commissions incurred in connection with the acquisition of Deposit Securities not eligible for transfer through the systems of DTC, and hence not eligible for transfer through the Clearing Process (discussed below), will be at the expense of a Fund and will affect the value of all Shares, but the Adviser may adjust the transaction fee within the parameters described below to protect ongoing shareholders. These adjustments will reflect changes known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index or resulting from certain corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of the Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of the Funds.

Creations and redemptions of Shares for Fund Securities are subject to compliance with applicable federal and state securities laws, and the Fund reserves the right to redeem Creation Aggregations for cash to the extent that an investor could not lawfully purchase or the Fund could not lawfully deliver specific Fund Securities under such laws. An AP (defined below) or an investor for which it is acting subject to a legal restriction with respect to a

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particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. An AP (as defined below) that is not a qualified institutional buyer (“QIB”) as defined in Rule 144A under the Securities Act will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

Cash Purchase Method. Although the Funds do not ordinarily permit Creation Unit Aggregations to be issued in exchange partially or primarily for cash, during periods when partial or full cash purchases of Creation Units are permitted, such purchases will be effected in essentially the same manner as in-kind purchases. In the case of a partial or full cash purchase, an AP (as defined below) must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. Such cash equivalent is referred to as the “Deposit Cash.”

Procedures for Creation of Creation Unit Aggregations. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of a Fund, an entity must be (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see the “Book Entry Only System” section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “AP.” Investors should contact the Distributor for the names of APs that have signed a Participant Agreement. All Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

The Distributor must receive all orders to create Creation Unit Aggregations no later than the closing time of the regular trading session on the NYSE (“Closing Time”) (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of a Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders, the Distributor must receive the order no later than 3:00 p.m., Eastern time on the trade date. With respect to in-kind creations, an AP may place a custom order where cash replaces any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an AP by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the “Placement of Creation Orders Using Clearing Process—All Funds” and the “Placement of Creation Orders Outside Clearing Process—Domestic Equity Funds and—Foreign Equity Funds” sections). Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an AP.

All orders from investors who are not APs to create Creation Unit Aggregations shall be placed with an AP in the form required by such AP. In addition, the AP may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of a Fund have to be placed by the investor’s broker through an AP that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

For domestic securities, orders to create Creation Units of the Funds may be placed through the Clearing Process utilizing procedures applicable to domestic funds (“Domestic Funds”) (see “Placement of Creation Orders Using Clearing Process—Domestic Equity Funds”) or outside the Clearing Process. For foreign securities orders, most will be placed outside of the clearing process utilizing the procedures applicable for foreign funds (see “Placement of Creation Orders Outside Clearing Process—Domestic Equity Funds” and “Placement of Creation Orders Outside Clearing Process—Foreign Equity Funds”).

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Placement of Creation Orders Using Clearing Process. The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on the Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed. The delivery of Creation Unit Aggregations so created will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor (“T+2”).

Placement of Creation Orders Outside Clearing Process—Domestic Equity Funds. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement pre-approved by the Adviser and the Distributor. A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC. The delivery of Creation Unit Aggregations so created will occur no later than T+2.

All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern time, by the “regular way” settlement date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor no later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., Eastern time, respectively, by the “regular way” settlement date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then-current Deposit Securities and Cash Component. The delivery of Creation Unit Aggregations so created will occur no later than T+2.

In accordance with a Fund’s Participant Agreement, Creation Unit Aggregations will be issued to an AP, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the AP’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Additional transaction fees may be imposed with respect to transactions made in connection with the creation or redemption of Creation Units. (See “Creation and Redemption Transaction Fees” below.)

Placement of Creation Orders Outside Clearing Process—Foreign Equity Funds. A standard creation order must be placed by 4:00 p.m., Eastern time, for purchases of Shares. In the case of custom orders, the order must be received by the Transfer Agent no later than 3:00 p.m., Eastern time. The Transfer Agent will inform the Distributor, the Adviser and the Custodian upon receipt of a creation order. The Custodian will then provide such information to the appropriate sub-custodian.

The Custodian shall cause the sub-custodian for each Fund to maintain an account into which the AP shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the Fund Deposit (or

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the cash value of all or part of such of such securities, in the case of a permitted cash purchase), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). Orders to purchase Creation Unit Aggregations must be received by the Distributor from an AP on its behalf or another investor’s behalf by the closing time of the regular trading session on the applicable Exchange on the relevant Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 11:00 a.m., Eastern time, on the contractual settlement date.

The AP must also make available no later than 11:00 a.m., Eastern time, on the contractual settlement date, by means approved by the Trust, immediately available or same day funds sufficient for the Trust to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit Aggregation.

In accordance with each Fund’s Participant Agreement, Creation Unit Aggregations will be issued to an AP, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the AP’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 11:00 a.m., Eastern time, on the contractual settlement date.

Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of a Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares; (iii) the Deposit Securities delivered are not as designated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the Adviser, or on the rights of Beneficial Owners; or (vii) in the event that circumstances outside the control of the Trust, the Custodian, the Distributor or the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC, the Federal Reserve, the transfer agent, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit Aggregation and/or the AP acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

A confirmation of acceptance of an order to create Creation Unit Aggregations will be delivered to the AP within 15 minutes of the receipt of a submission received in good form. A creation order is deemed to be irrevocable upon the delivery of the confirmation of acceptance.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation and Redemption Transaction Fees. APs may be required to pay an administrative fee and a variable transaction fee for purchasing or redeeming Creation Units. Creation and redemption transactions for each Fund are subject to an administrative fee, payable to BNYM, in the amount listed in the table below, irrespective of the size of the order. The administrative fee has a fixed base amount for each Fund (as shown in the table below); however, BNYM may increase the administrative fee to up to four times the base amount for administration and settlement of non-standard orders requiring additional administrative processing by BNYM. Additionally, for creations or redemptions effected principally for cash, the Adviser may charge additional variable fees. To the extent that the

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Fund permits or requires APs to substitute cash in lieu of Deposit Securities, the Adviser may also set additional “cash-in-lieu fees.” The variable fees and cash-in-lieu fees will be negotiated between the Adviser and the AP and are charged to offset the transaction cost to a Fund of buying (or selling) Deposit Securities, to cover spreads and slippage costs and to protect existing shareholders. The variable fees and cash-in-lieu fees are payable to the Fund and will not exceed 2% of the value of the Creation Unit. From time to time, the Adviser, in its sole discretion, may adjust a Fund’s variable transaction fees or reimburse APs for all or a portion of the creation or redemption transaction fees.

Fund	Base Administrative Fee (Payable to BNYM)			Maximum Administrative Fee (Payable to BNYM)
PowerShares S&P 100® Equal Weight Portfolio	$	[	]	$	[	]
PowerShares S&P 500® Equal Weight Portfolio	$	[	]	$	[	]
PowerShares S&P 500® Equal Weight Consumer Discretionary Portfolio	$	[	]	$	[	]
PowerShares S&P 500® Equal Weight Consumer Staples Portfolio	$	[	]	$	[	]
PowerShares S&P 500® Equal Weight Energy Portfolio	$	[	]	$	[	]
PowerShares S&P 500® Equal Weight Financials Portfolio	$	[	]	$	[	]
PowerShares S&P 500® Equal Weight Health Care Portfolio	$	[	]	$	[	]
PowerShares S&P 500® Equal Weight Industrials Portfolio	$	[	]	$	[	]
PowerShares S&P 500® Equal Weight Materials Portfolio	$	[	]	$	[	]
PowerShares S&P 500® Equal Weight Real Estate Portfolio	$	[	]	$	[	]
PowerShares S&P 500® Equal Weight Technology Portfolio	$	[	]	$	[	]
PowerShares S&P 500® Equal Weight Utilities Portfolio	$	[	]	$	[	]
PowerShares S&P MidCap 400® Equal Weight Portfolio	$	[	]	$	[	]
PowerShares S&P SmallCap 600® Equal Weight Portfolio	$	[	]	$	[	]
PowerShares MSCI Emerging Markets Equal Country Weight Portfolio	$	[	]	$	[	]
PowerShares S&P 500® Top 50 Portfolio	$	[	]	$	[	]
PowerShares S&P 500® Pure Growth Portfolio	$	[	]	$	[	]
PowerShares S&P 500® Pure Value Portfolio	$	[	]	$	[	]
PowerShares S&P MidCap 400® Pure Growth Portfolio	$	[	]	$	[	]
PowerShares S&P MidCap 400® Pure Value Portfolio	$	[	]	$	[	]
PowerShares S&P SmallCap 600® Pure Growth Portfolio	$	[	]	$	[	]
PowerShares S&P SmallCap 600® Pure Value Portfolio	$	[	]	$	[	]
PowerShares Multi-Factor Large Cap Portfolio	$	[	]	$	[	]

Redemption of Shares in Creation Unit Aggregations. Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Custodian and only on a Business Day. A Fund will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial Owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit Aggregation.

The Custodian, through the NSCC, makes available prior to the opening of business on the relevant Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Information on the specific names and holdings of Fund Securities also are available at www.powershares.com/capitalmarkets. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations, and may be comprised of a non-typical basket of Fund Securities, including in certain circumstances, a basket comprised of one or more Fund Securities.

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Unless cash redemptions are permitted or required for a Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities—as announced on the Business Day of the request for redemption received in proper form—plus or minus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Redemption Cash Component”), less a redemption transaction fee as noted above (see “Creation and Redemption Transaction Fees”). In the event that the Fund Securities have a value greater than the NAV of the Shares, a compensation payment equal to the difference is required to be made by or through an AP by the redeeming shareholder.

When cash redemptions are permitted or required, Creation Units of a Fund will be redeemed for cash in an amount equal to the NAV of its Shares next determined after a redemption request is received (minus any redemption transaction fees imposed, as specified above) (the “Cash Redemption Amount”).

Redemptions of Shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws, and the Funds reserve the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws.

An AP or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund Securities that are not registered in reliance upon Rule 144A under the Securities Act to a redeeming investor that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act. The AP may request the redeeming beneficial owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of Shares or delivery instructions.

The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of a Fund or determination of a Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

Cash Redemption Method. Although the Trust does not ordinarily permit Creation Units to be redeemed in exchange partially or primarily for cash, during periods when partial or full cash redemptions of Creation Units are permitted, such redemptions will be effected in essentially the same manner as in-kind redemptions. In the case of partial or full cash redemption, an AP receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the Cash Redemption Amount.

Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Unit Aggregations must be delivered through an AP that has executed a Participant Agreement. Investors other than APs are responsible for making arrangements for an order to redeem to be made through an AP. An order to redeem Creation Unit Aggregations is deemed received by the Trust on the Transmittal Date if: (i) such order is received by the Custodian not later than the Closing Time on the Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed.

An order to redeem Creation Unit Aggregations using the Clearing Process made in proper form but received by the Trust after 4:00 p.m., Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such next Business Day. The requisite Fund Securities and any Cash Redemption Amount (or, if cash redemptions are permitted, the Cash Redemption Amount) will be transferred by T+2.

Placement of Redemption Orders Outside Clearing Process—Domestic Equity Funds. Orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit

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Aggregations will instead be effected through transfer of Fund Shares directly through DTC. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of Shares of a Fund, which delivery must be made through DTC, to the Custodian no later than 11:00 a.m., Eastern time, on the next Business Day immediately following such Transmittal Date (the “DTC Cut-Off Time”); and 2:00 p.m., Eastern time, for a Cash Component, if any owed to the Fund; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, it will send an acceptance of the redemption order to the AP within 15 minutes of the receipt of the submission received in good form. A redemption order is deemed to be irrevocable upon the delivery of the confirmation of acceptance. The Transfer Agent will then initiate procedures to transfer the requisite Fund Securities (and the Redemption Cash Component, if any, or the Cash Redemption Amount, for cash redemptions, owed to the redeeming Beneficial Owner) to the AP on behalf of the redeeming Beneficial Owner by T+2.

In the case of custom redemptions, the order must be received by the Distributor no later than 3:00 p.m., Eastern Time on the Transmittal Date. Arrangements satisfactory to the Trust must be in place for the Participating Party to transfer the Creation Units through DTC on or before the settlement date.

With respect to Funds that have Fund Securities that trade on foreign exchanges, the delivery of such Fund Securities to redeeming investors generally will be made within two Business Days, just as with Funds that invest exclusively in domestic securities. However, due to the schedule of holidays in certain countries, the delivery of in-kind redemption proceeds may take longer than T+2. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. See “—Regular Holidays” below for a list of the local holidays in the foreign countries relevant to the Funds.

A redeeming Beneficial Owner, or AP acting on behalf of such Beneficial Owner, when taking delivery of Fund Securities upon redemption of Shares of the Funds, must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account the Fund Securities will be delivered.

In the event that the number of Shares is insufficient on the contractual settlement date, the Trust may deliver the Deposit Securities notwithstanding such deficiency in reliance on the undertaking of the AP to deliver the missing Shares as soon as possible. This undertaking shall be secured by such the AP’s delivery on the contractual settlement date and subsequent maintenance of collateral consisting of cash having a value at least equal to 105% of the value of the missing Shares. The AP’s agreement permits the Trust, acting in good faith, to purchase the missing Shares at any time and the AP will be subject to liability for any shortfall between the cost to the Trust of purchasing such shares and the value of the collateral, which may be sold by the Trust at such time, and in such manner, as the Trust may determine in its sole discretion.

Placement of Redemption Orders Outside Clearing Process—Foreign Equity Funds. A standard order for redemption must be received by 4:00 p.m., Eastern time, for redemptions of Shares. In the case of custom redemptions, the order must be received by the Distributor no later than 3:00 p.m., Eastern time. Arrangements satisfactory to the Trust must be in place for the Participating Party to transfer the Creation Units through DTC on or before the settlement date. Redemptions of Shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and the Funds (whether or not they otherwise permit cash redemptions) reserve the right to redeem Creation Units for cash to the extent that a Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.

The delivery of Fund Securities to redeeming investors generally will be made within two Business Days. However, due to the schedule of holidays in certain countries, the delivery of in-kind redemption proceeds may take longer than two Business Days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. See “Regular Holidays” for a list of the local holidays in the foreign countries relevant to the Funds.

A redeeming Beneficial Owner, or AP acting on behalf of such Beneficial Owner, when taking delivery of shares of Fund Securities upon redemption of Shares of the Funds must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account the Fund Securities will be delivered.

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In the event that the number of Shares is insufficient on trade date plus one, the Trust may deliver the Deposit Securities notwithstanding such deficiency in reliance on the undertaking of the AP to deliver the missing Shares as soon as possible. This undertaking shall be secured by such the AP’s delivery on the contractual settlement date and subsequent maintenance of collateral consisting of cash having a value at least equal to 105% of the value of the missing Shares. The AP’s agreement permits the Trust, acting in good faith, to purchase the missing Shares at any time and the AP will be subject to liability for any shortfall between the cost to the Trust of purchasing such shares and the value of the collateral, which may be sold by the Trust at such time, and in such manner, as the Trust may determine in its sole discretion.

The calculation of the value of the Fund Securities and the Redemption Cash Component to be delivered/received upon redemption will be made by the Custodian according to the procedures set forth under “Determination of NAV” computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant no later than Closing Time on the Transmittal Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Redemption Cash Component to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however, a redemption order is submitted to the Custodian by a DTC Participant no later than the Closing Time on the Transmittal Date, but either (i) the requisite number of Shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, on the Transmittal Date, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Redemption Cash Component to be delivered/received will be computed on the Business Day that the order is deemed received by the Trust, i.e., the Business Day on which the Shares of the relevant Fund are delivered through DTC to the Custodian by the DTC Cut-Off-Time pursuant to a properly submitted redemption order.

Upon receipt of a redemption order in good form, the Transfer Agent delivers acknowledgement of receipt within 15 minutes. A redemption order is deemed to be irrevocable upon the delivery of the acknowledgement of receipt of an order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Fund Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive the Cash Redemption Amount (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities). [A Fund also, in its sole discretion, upon request of a shareholder, may provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash in lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV.

Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An AP, or an investor for which it is acting, subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation, may be paid an equivalent amount of cash. The AP may request the redeeming Beneficial Owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of Shares or delivery instructions.

Regular Holidays. Each Fund generally intends to effect deliveries of Creation Units and Portfolio Securities on a basis of “T” plus two Business Days (a Business Day is any day the NYSE is open). Each Fund may effect deliveries of Creation Units and Portfolio Securities on a basis other than T+2 in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and

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ex-dividend dates or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within two Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies also may prevent the Trust from delivering securities within the normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for some Funds in certain circumstances. The holidays applicable to each Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for each Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices could affect the information set forth herein at some time in the future.

The dates in calendar year 2018 in which the regular holidays affecting the relevant securities markets of the below listed countries are as follows:

[To be included]

SETTLEMENT PERIODS GREATER THAN SEVEN DAYS FOR YEAR 2018*

[To be included]

*	Holidays are subject to change without further notice.

On days when the Exchange or the bond market closes earlier than normal, certain Funds may require orders to redeem Creation Unit Aggregations to be placed earlier in the day. For example, on days when the generally accepted close of the bond market occurs earlier than normal (such as the day before a holiday) orders requesting substitution of a “cash-in-lieu” amount must be received by the Distributor no later than 11:00 a.m., Eastern time.

The chart below describes in further detail the placement of creation and redemption orders through and outside the Clearing Process, presuming a creation or redemption settling no later than T+2.

	Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)
Creation through NSCC (using the Clearing Process)

Standard Orders	4:00 p.m. (ET) Order in proper form must be received by the Distributor. Orders received after 4:00 p.m. (ET) will be deemed received on the next business day (T+1).	No action.	Creation Unit Aggregations will be delivered.

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Custom Orders (for in-kind creations)

3:00 p.m. (ET)

Order in proper form must be received by the Distributor.

Orders received after 3:00 p.m. (ET) require portfolio manager approvals before acceptance. Orders may be subject to additional fees.

		No action.	Creation Unit Aggregations will be delivered.

Creation Outside NSCC (Outside the Clearing Process)

Standard Orders	4:00 p.m. (ET) Order in proper form must be received by the Distributor.

2:00 p.m. (ET)

Deposit Cash must be received by the Custodian.

For in-kind creations: 11:00 a.m. (ET)

Deposit Securities must be received by the Fund’s account through DTC.

2:00 p.m. (ET)

Cash Component must be received by the Custodian.

Creation Unit Aggregations will be delivered.

Standard Orders created in advance of receipt by the Trust of all or a portion of the Deposit Securities (for in-kind creations)	4:00 p.m. (ET) Order in proper form must be received by the Distributor.

11:00 a.m. (ET)

Available Deposit Securities must be received.

Cash in an amount equal to the sum of (i) the Cash Component, plus (ii) 105% of the market value of the undelivered Deposit Securities must be received.

1:00 p.m. (ET) Missing Deposit Securities are due to the Trust or the Trust may use cash on deposit to purchase missing Deposit Securities. Creation Unit Aggregations will be delivered.

Custom Orders (for in-kind creations)

3:00 p.m. (ET)

Order in proper form must be received by the Distributor.

Orders received after 3:00 p.m. (ET) require portfolio manager approvals before acceptance. Orders may be subject to additional fees.

		11:00 a.m. (ET) Deposit Securities must be received by the Fund’s account through DTC. 2:00 p.m. (ET) Cash Component must be received by the Custodian.	Creation Unit Aggregations will be delivered.

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Standard Orders	4:00 p.m. (ET) Order must be received by the Transfer Agent. Orders received after 4:00 p.m. (ET) will be deemed received on the next business day (T+1).	No action.	Fund Securities and Redemption Cash Component will be transferred to beneficial owner (for cash redemptions, Cash Redemption Amount will be transferred).

Custom Orders (for in-kind redemptions)

3:00 p.m. (ET)

Order in proper form must be received by the Transfer Agent.

Orders received after 3:00 p.m. (ET) require portfolio manager approval before acceptance. Orders may be subject to additional fees.

		No action.	Fund Securities and Redemption Cash Component are delivered to redeeming beneficial owner.

Redemption Outside of NSCC(Outside the Clearing Process)

Standard Orders	4:00 p.m. (ET) Order in proper form must be received by the Transfer Agent. Orders received after 4:00 p.m. (ET) will be deemed received on the next business day (T+1)

11:00 a.m. (ET)

Shares must be delivered through DTC to the Custodian.

For in-kind redemptions:

2:00 p.m. (ET)

Redemption Cash Component, if any, is due.

*If the order is not in proper form or the Shares are not delivered, then order will not be deemed received as of T.

Fund Securities and Redemption Cash Component will be transferred to beneficial owner (for cash redemptions, Cash Redemption Amount will be transferred).

Custom Orders (for in-kind redemptions)

3:00 p.m. (ET)

Order in proper form must be received by the Transfer Agent.

Orders received after 3:00 p.m. (ET) require portfolio manager approvals before acceptance. Orders may be subject to additional fees.

11:00 a.m. (ET)

Shares must be delivered through DTC to the Custodian.

2:00 p.m. (ET)

Redemption Cash Component, if any, is due.

*If the order is not in proper form or the Shares are not delivered, then the order will not be deemed received as of T.

Fund Securities and Redemption Cash Component are delivered to the redeeming beneficial owner.

TAXES

The following is a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

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The following is provided as general information only and is not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

General; Qualification as a RIC. Each Fund is treated as a separate corporation for federal tax purposes and, therefore, is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in a Fund do not offset gains in another series of the Trust, and the requirements (other than a certain organizational requirement that the Trust satisfies) for qualifying for RIC status are determined at the Fund level rather than the Trust level.

Each Fund has elected and intends to qualify each taxable year to be treated as a RIC. If a Fund satisfies the requirements referred to in the next sentence, it will not be subject to federal income tax on the portion of its net investment income and net realized capital gains that it distributes to its shareholders. To qualify for that treatment, a Fund annually must distribute to its shareholders at least 90% of its investment company taxable income (which includes dividends, interest, the excess of net short-term capital gain over net long-term capital loss (“net short-term gain”), and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) (“Distribution Requirement”) and must meet several other requirements, including those described below, relating to the nature of its gross income and the diversification of its assets.

Income Requirement. A Fund must derive at least 90% of its gross income from (1) dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived from its business of investing in stock, securities, or such currencies and (2) net income derived from qualified publicly traded partnerships (“QPTPs”).

Asset Diversification Requirements. A Fund must satisfy the following asset diversification requirements at the close of each quarter of its taxable year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, Government securities, securities of other RICs, and securities of any other issuer (as to which (a) not more than 5% of the value of the Fund’s total assets is in securities of the issuer and (b) the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than Government securities or securities of other RICs) or of two or more issuers that the Fund controls and are engaged in the same, similar, or related trades or businesses, or, collectively, in the securities of QPTPs.

If a Fund failed to qualify for any taxable year for treatment as a RIC—either (1) by failing to satisfy the Distribution Requirement or (2) by failing to satisfy one or more of the Income and Asset Diversification Requirements and is unable, or determines not to, avail itself of Internal Revenue Code provisions that enable a RIC to cure a failure to satisfy any of those requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements—all of its taxable income would be subject to tax at regular federal corporate income tax rates without any deduction for distributions to shareholders. In addition, for federal income tax purposes (a) the Fund’s shareholders would treat all those distributions, including distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), as dividends to the extent of the Fund’s current and accumulated earnings and profits, taxable as ordinary income, except that, for individual and certain other non-corporate shareholders (each, an “individual shareholder”), the part thereof that is “qualified dividend income” (“QDI”) would be subject to federal income tax at the rates for net capital gain—a maximum of 15% (20% for certain high income individual shareholders)—and (b) all or part of those distributions might be eligible for the dividends-received deduction in the case of corporate shareholders that meet certain holding period and other requirements regarding their Shares. Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

Each Fund will be subject to a nondeductible 4% federal excise tax (“Excise Tax”) to the extent it fails to distribute to its shareholders by the end of any calendar year substantially all of its ordinary (taxable) income for the calendar year and capital gain net income for the twelve months ended October 31 of such year, plus certain other

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amounts. For these purposes, a Fund may defer into the next taxable year any capital loss incurred between November 1 and the end of the current taxable year as well as certain “late-year ordinary losses” incurred between January 1 and the end of the current taxable year. Generally, it is the Funds’ policy to pay sufficient dividends and make other sufficient distributions each year to avoid the imposition of the Excise Tax, but the Funds can give no assurance that all or a portion of such liability will be avoided.

The Trust has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, on obtaining the ordered Shares, own 80% or more of a Fund’s outstanding Shares and if, pursuant to sections 351 and 362 of the Internal Revenue Code, a Fund would have a basis in the Deposit Securities to be received in exchange for the ordered Shares different from their market value on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Taxation of Shareholders. Distributions from a Fund’s net investment income and net short-term gain, if any, are generally taxable as ordinary income (except for QDI, as described below). Distributions that a shareholder reinvests in additional Shares through the means of a dividend reinvestment service will be taxable to the shareholder to the same extent as if the distributions had been received in cash. Distributions to a shareholder of net capital gain, if any, are taxable as long-term capital gains, regardless of how long the shareholder has held his or her Shares. Distributions of ordinary income and capital gains may also be subject to state and local taxes.

Distributions that a Fund declares in October, November, or December and pays to shareholders of record in one of those months during the following January are treated as having been received by the shareholders on December 31 of the year the distributions were declared.

If, for any taxable year, the total distributions that a Fund makes exceed its current and accumulated earnings and profits, the excess will, for federal income tax purposes, be treated as a return of capital up to the amount of a shareholder’s basis in his or her Shares and thereafter as gain from the sale of those Shares. The amount so treated as a return of capital will reduce the shareholder’s adjusted basis in his or her Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of those Shares.

The sale or redemption (“disposition”) of Shares may give rise to a capital gain or loss, which generally will be treated as long-term capital gain or loss if the Shares have been held for more than one year and otherwise as short-term capital gain or loss. Long-term capital gains of individual shareholders generally are subject to federal income tax at the 15%/20% maximum rates noted above. In addition, a Fund’s distributions to such a shareholder of QDI will qualify for federal income taxation at those rates, provided that certain holding period and other requirements are met by the Fund and the shareholder. Each Fund will report to shareholders annually the amount of any distributions taxable as ordinary income (from net investment income and net short-term gain), the amount of any distributions from net capital gain, and the portion, if any, of dividends that may qualify as QDI.

A loss realized on a disposition of Shares may be disallowed if other Shares are acquired (whether through the automatic reinvestment of distributions, if available, or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the Shares are disposed of. In such a case, the basis in the acquired Shares will be adjusted to reflect the disallowed loss. In addition, any loss on a shareholder’s disposition of Shares held for six months or less will be treated as long-term capital loss to the extent of any distribution of net capital gain received by the shareholder with respect to such Shares.

An individual is required to pay a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally will include distributions a Fund pays and gains recognized from the disposition of Shares, or (2) the excess of the individual’s “modified adjusted gross income” over $200,000 for single taxpayers ($250,000 for married persons filing jointly). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisors regarding the effect, if any, that this provision may have on their investment in Shares.

A shareholder who wants to use the average basis method for determining his or her basis in Shares must elect to do so in writing (which may be electronic) with the broker through which he or she purchased the Shares. A shareholder who wishes to use a different Internal Revenue Service (“IRS”)-acceptable method for basis determination (e.g., a specific identification method) may elect to do so. Shareholders are urged to consult with their brokers regarding the application of the basis determination rules to them.

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If more than 50% of the value of a Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election for that year with the IRS that would enable it to pass through to its shareholders to benefit from any foreign tax credits or deductions available with respect to foreign taxes it pays. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder’s proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend the Fund paid that represents income from foreign sources or U.S. possessions (“foreign-source income”) as the shareholder’s own income from those sources, and (3) could either use the foregoing information in calculating the foreign tax credit against the shareholder’s federal income tax or, alternatively, deduct the foreign taxes deemed paid by the shareholder in computing taxable income. If a Fund makes this election for a taxable year, it will report to its shareholders shortly after that year their respective shares of the foreign taxes it paid and its foreign-source income for that year.

Individual shareholders of a Fund described in the preceding paragraph who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on IRS Forms 1099 and all of whose foreign source income is “qualified passive income” may elect each taxable year to be exempt from the foreign tax credit limitation for federal income tax purposes (about which shareholders may wish to consult their tax advisors), in which event they would be able to claim a foreign tax credit without having to file the detailed IRS Form 1116 that otherwise is required. A shareholder will not be entitled to credit or deduct its allocable portion of foreign taxes the Fund paid if the shareholder has not held the Fund’s shares for at least 16 days during the 31-day period beginning 15 days before the ex-distribution date for those shares. The minimum holding period will be extended if the shareholder’s risk of loss with respect to those shares is reduced by reason of holding an offsetting position. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A nonresident alien individual, foreign corporation or partnership, or foreign trust or estate holding shares of the Fund (a “foreign shareholder”) may not deduct or claim a credit for foreign taxes in determining its U.S. federal income tax liability unless the Fund dividends paid to it are effectively connected with the foreign shareholder’s conduct of a trade or business within the United States (“effectively connected”).

Distributions of ordinary income paid to a foreign shareholder that are not effectively connected generally will be subject to a 30% U.S. withholding tax (unless a reduced rate of withholding or a withholding exemption is provided under an applicable treaty). However, a foreign shareholder generally will not be subject to withholding or income tax on gains realized on the sale of Shares or on net capital gain distributions unless (1) the gain or distribution is effectively connected or (2) in the case of an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or distribution and certain other conditions are met. In those cases, such gains and distributions generally will be subject to federal income taxation at regular income tax rates. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the federal withholding tax. Nonresident alien individuals also may be subject to federal estate tax.

A Fund must withhold and remit to the U.S. Treasury Department (“U.S. Treasury”) 28% of distributions of ordinary income, capital gains, and any cash received on redemption of Creation Units (regardless of the extent to which gain or loss may be realized) otherwise payable to any individual shareholder who fails to certify that the taxpayer identification number furnished to the Fund is correct or who furnishes an incorrect number (together with the withholding described in the next sentence, “backup withholding”). Withholding at that rate also is required from the Fund’s dividends and capital gain distributions otherwise payable to such a shareholder who is subject to backup withholding for any other reason. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that the investor is not otherwise subject to backup withholding.

Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, “foreign financial institutions” (“FFIs”) or “non-financial foreign entities” (“NFFEs”) that are shareholders in a Fund may be subject to a generally nonrefundable 30% withholding tax on (a) income dividends, and (b) certain capital gain distributions and the proceeds of a sale (or redemption) of Shares paid after December 31, 2018. As discussed in more detail below, the

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FATCA withholding tax generally can be avoided (1) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts held by U.S. persons with the FFI and (2) by an NFFE, if it has no substantial U.S. persons as owners and, in certain circumstances, also certified that (i) it has no substantial U.S. persons as owners or (ii) it does have any such owners and reports information relating to them to the withholding agent (which may be the Fund). The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under the Internal Revenue Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.

An FFI resident in a country that has entered into a Model I IGA with the United States must report to the government of that country (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.

An NFFE that is the beneficial owner of a payment from the Fund can avoid FATCA withholding generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each such owner. The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the IRS.

Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation and the impact thereof on their investment in a Fund.

Taxation of Fund Investments. A Fund may make investments that are subject to special federal income tax rules. Those rules can, among other things, affect the timing of the recognition of income or gain, the treatment of income as capital or ordinary, and the treatment of capital gain or loss as long-term or short-term. The application of those special rules would therefore also affect the amount, timing and character of distributions that a Fund makes and could require the Fund to borrow money or dispose of some of its investments earlier than anticipated in order to meet its distribution requirements.

Investment income received, and gains realized, by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source, and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other form(s) to receive the benefit of the reduced tax rate; whether or when the Fund will receive a tax reclaim is within the control of the individual country. Information required on those forms may not be available, such as shareholder information; therefore, the Fund may not receive one or more reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements that also may cause the Fund to not receive one or more reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on the sale or other disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance, since the amount of the Fund’s assets to be invested in various countries is not known.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under federal, state, local and other tax laws. Finally, the foregoing discussion is based on applicable

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provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof, all of which are subject to change, which change may be retroactive. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur

DETERMINATION OF NAV

The following information should be read in conjunction with the section in the Prospectus entitled “Net Asset Value.” Additional information regarding the current NAV per share of each Fund can be found at www.powershares.com.

The Custodian calculates and determines the NAV per Share as of the close of the regular trading session on NYSE (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open. NAV is calculated by deducting all of a Fund’s liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust’s Board or its delegate. In determining NAV, expenses are accrued and applied daily, and securities and other assets for which market quotations are available are valued at market value. Securities listed or traded on an exchange generally are valued at the last sales price or official closing price of the exchange where the security primarily is traded. Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they will be valued at the last sale or official closing price on the exchanges on which they primarily trade. Debt and securities not listed on an exchange normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value debt securities assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The Adviser may use various pricing services or discontinue the use of any pricing service at any time. When price quotes are not readily available, securities will be valued using pricing provided from independent pricing services or by another method in accordance with the Trust’s valuation policies and procedures approved by the Board.

Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Adviser determines that the closing price of the security is unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments, and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that primarily are listed on foreign exchanges, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

Intraday Indicative Value. The trading prices of the Shares in the secondary market generally differ from the Funds’ daily NAV and are affected by market forces such as the supply of and demand for ETF Shares and underlying securities held by the Funds, economic conditions and other factors. Information regarding the IIV of the Shares is disseminated every 15 seconds throughout each trading day by the Exchange or by market data vendors or other information providers. However, the IIV should not be viewed as a “real-time” update of the Funds’ NAV. The IIV is based on the current market value of the published basket of portfolio securities and/or cash required to be deposited in exchange for a Creation Unit and does not necessarily reflect the precise composition of the Funds’ actual portfolio at a particular point in time. Moreover, the IIV is generally determined by using current market quotations and/or price quotations obtained from broker-dealers and other market intermediaries and valuations based on current market rates. The IIV may not be calculated in the same manner as the NAV, which (i) is computed only once a day, (ii) unlike the calculation of the IIV, takes into account Fund expenses, and (iii) may be subject, in accordance with the requirements of the 1940 Act, to fair valuation at different prices than those used in the calculations of the IIV. Therefore, the IIV may not reflect the best possible valuation of the Funds’ current portfolio. Additionally, the quotations and/or valuations of certain of the Funds’ holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States, which could affect premiums and discounts between the IIV and the market price of the Shares. The Funds, the Adviser and their affiliates are not involved in, or responsible for, any aspect of the calculation or dissemination of the IIV, and the Funds, the Adviser and their affiliates do not make any warranty as to the accuracy of these calculations.

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DIVIDENDS AND OTHER DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Other Distributions and Taxes.”

General Policies. Ordinarily, dividends from net investment income, if any, are declared and paid at least annually by each Fund, except for PowerShares Zacks Multi-Asset Income Portfolio, PowerShares Wilshire US REIT Portfolio, PowerShares S&P Global Dividend Opportunities Index Portfolio, PowerShares Canadian Energy Income Portfolio, PowerShares Zacks International Multi-Asset Income Portfolio, PowerShares Shipping Portfolio, PowerShares S&P High Income Infrastructure, which declare and pay dividends from net investment income, if any, quarterly, and the PowerShares BulletShares Portfolios, PowerShares Ultra Short Duration Portfolio and PowerShares Total Return Bond Portfolio, which declare and pay dividends from net investment income, if any, monthly.

Distributions of net realized securities gains, if any, generally are declared and paid at least annually, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income tax or Excise Tax on undistributed income.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of the Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from a Fund.

Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of Shares for reinvestment of their distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

MISCELLANEOUS INFORMATION

Counsel. Stradley Ronon Stevens & Young, LLP, located at 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 1250 Connecticut Avenue, N.W., Suite 500, Washington, D.C. 20036, serves as legal counsel to the Trust.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Funds’ independent registered public accounting firm. PwC has been retained to audit the Funds’ annual financial statements and performs other related audit services.

FINANCIAL STATEMENTS

Each Fund is new and has no performance history as of the date of this SAI. Financial information therefore is not yet available. The audited financial statements for the Funds will appear in the Trust’s Annual Report to shareholders when available. When available, you may request a copy of the Trust’s Annual Report at no charge by calling 1-800-983-0903 during normal business hours.

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APPENDIX A

Proxy Voting Guidelines

Applicable to the Funds	PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust (collectively “the Trusts”)
Risk Addressed by Policy	Breach of fiduciary duty to client under the Investment Advisers Act of 1940 by placing Invesco personal interests ahead of clients best interest in voting proxies
Relevant Law	Investment Advisers Act of 1940
Approved/Adopted Date	March 7, 2017
Last reviewed by Compliance for Accuracy	September 10, 2015.

Invesco PowerShares Capital Management LLC (“Invesco PowerShares” or the “Adviser”) has adopted proxy voting policies with respect to securities owned by series of the PowerShares Exchange-Traded Fund Trust, the PowerShares Exchange-Traded Fund Trust II, the PowerShares Actively Managed Exchange-Traded Fund Trust, the PowerShares India Exchange-Traded Fund Trust, the PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and the PowerShares Exchange-Traded Self-Indexed Fund Trust (collectively, the “Funds”) for which it serves as investment adviser and has been delegated the authority to vote proxies. Invesco PowerShares’ proxy voting policies are designed to provide that proxies are voted in the best interests of shareholders.

Invesco Ltd, the parent to the Adviser, has adopted a global policy statement on corporate governance and proxy voting (the “Global Invesco Policy”) (see exhibit A), which details Invesco’s views on governance matters and describes the proxy administration and governance approach. The Adviser votes proxies by utilizing the procedures and mechanisms outlined in the Global Invesco Policy, while maintaining the Fund-specific guidelines described below:

1. Overlapping Securities

In instances where both a Fund and a fund advised by an Invesco Ltd entity both hold an equity security (“Overlapping Securities”), the Adviser will vote proxies in accordance with the recommendation of an Invesco Ltd adviser based on the comprehensive proxy review and under the Global Invesco Policy. The Global Invesco Policy is overseen by the Invesco Proxy Advisory Committee (“IPAC”), which also orchestrates the review and analysis of the top twenty-five proxy voting matters, measured by overall size of holdings by funds within the Invesco family. The Adviser consults with the IPAC on specific proxy votes and general proxy voting matters as it deems necessary. In addition, as part of the Global Invesco Proxy Voting Process, the IPAC oversees instances when possible conflicts of interest arise among funds. (Please see the global policy for the detailed conflict of interest approach).

In instances where the Global proxy administration team does not receive a recommendation in a timely manner, the proxy administration team will automatically vote such ballots in accordance with the Invesco’s custom guidelines established on Invesco’s global proxy voting policy and US guidelines.

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2. Non-Overlapping Securities

In instances where securities are held only by a Fund, and not also by an Invesco Ltd active equity entity fund, the Adviser will instruct the proxy administration team to vote proxies in accordance with said Invesco custom guidelines implemented by ISS, Invesco’s vote execution agent.

Under this Policy, the Adviser retains the power to vote contrary to the recommendation of the Invesco Voting Process (for Overlapping Securities) or Invesco’s custom guidelines for Non-Overlapping Securities) at its discretion, so long as the reasons for doing so are well documented.

Proxy Constraints

The adviser will approach proxy constraints according to the Invesco Global statement on corporate governance and proxy voting.

Special Policy

Certain Funds pursue their investment objectives by investing in other registered investment companies pursuant to an exemptive order granted by the Securities and Exchange Commission. The relief granted by that order is conditioned upon complying with a number of undertakings, some of which require a Fund to vote its shares in an acquired investment company in the same proportion as other holders of the acquired fund’s shares. In instances in which a Fund is required to vote in this manner to rely on the exemptive order, the Adviser will vote shares of these acquired investment companies in compliance with the voting mechanism required by the order.

Resolving Potential Conflicts of Interest

Voting of Proxies Related to Invesco Ltd.

The adviser will approach conflicts of interest in accordance with Invesco’s Global policy statement on corporate governance and proxy voting.)

Approved June 24, 2014

Amended: March 7, 2017

Effective: March 7, 2017

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Exhibit A to Appendix A

Invesco’s Policy Statement on Global Corporate Governance and Proxy Voting

I. Guiding Principles and Philosophy

Public companies hold shareholder meetings, attended by the company’s executives, directors, and shareholders, during which important issues, such as appointments to the company’s board of directors, executive compensation, and auditors, are addressed and where applicable, voted on. Proxy voting gives shareholders the opportunity to vote on issues that impact the company’s operations and policies without being present at the meetings.

Invesco views proxy voting as an integral part of its investment management responsibilities and believes that the right to vote proxies should be managed with the same high standards of care and fiduciary duty to its clients as all other elements of the investment process. Invesco’s proxy voting philosophy, governance structure and process are designed to ensure that proxy votes are cast in accordance with clients’ best interests, which Invesco interprets to mean clients’ best economic interests, this Policy and the operating guidelines and procedures of Invesco’s regional investment centers.

Invesco investment teams vote proxies on behalf of Invesco-sponsored funds and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf.

The proxy voting process at Invesco, which is driven by investment professionals, focuses on maximizing long-term value for our clients, protecting clients’ rights and promoting governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders. Invesco takes a nuanced approach to voting and, therefore, many matters to be voted upon are reviewed on a case by case basis.

Votes in favor of board or management proposals should not be interpreted as an indication of insufficient consideration by Invesco fund managers. Such votes may reflect the outcome of past or ongoing engagement and active ownership by Invesco with representatives of the companies in which we invest.

II. Applicability of this Policy

This Policy sets forth the framework of Invesco’s corporate governance approach, broad philosophy and guiding principles that inform the proxy voting practices of Invesco’s investment teams around the world. Given the different nature of these teams and their respective investment processes, as well as the significant differences in regulatory regimes and market practices across jurisdictions, not all aspects of this Policy may apply to all Invesco investment teams at all times. In the case of a conflict between this Policy and the operating guidelines and procedures of a regional investment center the latter will control.

III. Proxy Voting for Certain Fixed Income, Money Market Accounts and Index

For proxies held by certain client accounts managed in accordance with fixed income, money market and index strategies (including exchange traded funds), Invesco will typically vote in line with the majority holder of the active-equity shares held by Invesco outside of those strategies (“Majority Voting”). In this manner Invesco seeks to leverage the active-equity expertise and comprehensive proxy voting reviews conducted by teams employing active-equity strategies, which typically incorporate analysis of proxy issues as a core component of the investment process. Portfolio managers for accounts employing Majority Voting still retain full discretion to override Majority Voting and to vote the shares as they determine to be in the best interest of those accounts, absent certain types of conflicts of interest, which are discussed elsewhere in this Policy.

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IV. Conflicts of Interest

There may be occasions where voting proxies may present a real or perceived conflict of interest between Invesco, as investment manager, and one or more of Invesco’s clients or vendors. Under Invesco’s Code of Conduct, Invesco entities and individuals are strictly prohibited from putting personal benefit, whether tangible or intangible, before the interests of clients. “Personal benefit” includes any intended benefit for Invesco, oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for the relevant Invesco client.

Firm-level Conflicts of Interest

A conflict of interest may exist if Invesco has a material business relationship with, or is actively soliciting business from, either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote (e.g., issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts). Invesco’s proxy governance team maintains a list of all such issuers for which a conflict of interest exists.

If the proposal that gives rise to the potential conflict is specifically addressed by this Policy or the operating guidelines and procedures of the relevant regional investment center, Invesco generally will vote the proxy in accordance therewith. Otherwise, based on a majority vote of its members, the Global IPAC (as described below) will vote the proxy.

Because this Policy and the operating guidelines and procedures of each regional investment center are pre-determined and crafted to be in the best economic interest of clients, applying them to vote client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.’s pecuniary interest when voting proxies on behalf of clients.

Personal Conflicts of Interest

A conflict also may exist where an Invesco employee has a known personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships.

All Invesco personnel with proxy voting responsibilities are required to report any known personal conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.

Other Conflicts of Interest

In order to avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by, or related to matters involving, Invesco Ltd. that may be held in client accounts from time to time.11 Shares of an Invesco-sponsored fund held by other Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund.

V. Use of Third-Party Proxy Advisory Services

Invesco may supplement its internal research with information from third-parties, such as proxy advisory firms. However, Invesco generally retains full and independent discretion with respect to proxy voting decisions.

As part of its fiduciary obligation to clients, Invesco performs extensive initial and ongoing due diligence on the proxy advisory firms it engages. This includes reviews of information regarding the capabilities of their research staffs and internal controls, policies and procedures, including those relating to possible conflicts of interest. In addition, Invesco regularly monitors and communicates with these firms and monitors their compliance with Invesco’s performance and policy standards.

Generally speaking, Invesco does not invest for its clients in the shares of Invesco Ltd., however, limited exceptions apply in the case of funds or accounts designed to track an index that includes Invesco Ltd. as a component.

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VI. Global Proxy Voting Platform and Administration

Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global Invesco Proxy Advisory Committee (“Global IPAC”). The Global IPAC is a global investments-driven committee comprised of representatives from various investment management teams and Invesco’s Global Head of Proxy Governance and Responsible Investment (“Head of Proxy Governance”). The Global IPAC provides a forum for investment teams to monitor, understand and discuss key proxy issues and voting trends within the Invesco complex. Absent a conflict of interest, the Global IPAC representatives, in consultation with the respective investment team, are responsible for voting proxies for the securities the team manages (unless such responsibility is explicitly delegated to the portfolio managers of the securities in question) In addition to the Global IPAC, for some clients, third parties (e.g., U.S. mutual fund boards) provide oversight of the proxy process. The Global IPAC and Invesco’s proxy administration and governance team, compliance and legal teams regularly communicate and review this Policy and the operating guidelines and procedures of each regional investment center to ensure that they remain consistent with clients’ best interests, regulatory requirements, governance trends and industry best practices.

Invesco maintains a proprietary global proxy administration platform, known as the “fund manager portal” and supported by the Head of Proxy Governance and a dedicated team of internal proxy specialists. The platform streamlines the proxy voting and ballot reconciliation processes, as well as related functions, such as share blocking and managing conflicts of interest issuers. Managing these processes internally, as opposed to relying on third parties, gives Invesco greater quality control, oversight and independence in the proxy administration process.

The platform also includes advanced global reporting and record-keeping capabilities regarding proxy matters that enable Invesco to satisfy client, regulatory and management requirements. Historical proxy voting information, including commentary by investment professionals regarding the votes they cast, where applicable, is stored to build institutional knowledge across the Invesco complex with respect to individual companies and proxy issues. Certain investment teams also use the platform to access third-party proxy research.

VII. Non-Votes

In the great majority of instances, Invesco is able to vote proxies successfully. However, in certain circumstances Invesco may refrain from voting where the economic or other opportunity costs of voting exceeds any anticipated benefits of that proxy proposal. In addition, there may be instances in which Invesco is unable to vote all of its clients’ proxies despite using commercially reasonable efforts to do so. For example:

•	Invesco may not receive proxy materials from the relevant fund or client custodian with sufficient time and information to make an informed independent voting decision. In such cases, Invesco may choose not to vote, to abstain from voting, to vote in line with management or to vote in accordance with proxy Adviser recommendations. These matters are left to the discretion of the fund manager.

•	If the security in question is on loan as part of a securities lending program, Invesco may determine that the benefit to the client of voting a particular proxy is outweighed by the revenue that would be lost by terminating the loan and recalling the securities.

•	In some countries the exercise of voting rights imposes temporary transfer restrictions on the related securities (“share blocking”). Invesco generally refrains from voting proxies in share-blocking countries unless Invesco determines that the benefit to the client(s) of voting a specific proxy outweighs the client’s temporary inability to sell the security.

•	Some companies require a representative to attend meetings in person in order to vote a proxy. In such cases, Invesco may determine that the costs of sending a representative or signing a power-of-attorney outweigh the benefit of voting a particular proxy.

VIII. Proxy Voting Guidelines

The following guidelines describe Invesco’s general positions on various common proxy voting issues. This list is not intended to be exhaustive or prescriptive. As noted above, Invesco’s proxy process is investor-driven, and each fund manager retains ultimate discretion to vote proxies in the manner they deem most appropriate, consistent with Invesco’s proxy voting principles and philosophy discussed in Sections I through IV. Individual proxy votes therefore will differ from these guidelines from time to time.

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A. Shareholder Access and Treatment of Shareholder Proposals

Invesco reviews on a case by case basis but generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action, and proposals to promote the adoption of generally accepted best practices in corporate governance, provided that such proposals would not require a disproportionate amount of management attention or corporate resources or otherwise that may inappropriately disrupt the company’s business and main purpose, usually set out in their reporting disclosures and business model. Likewise, Invesco reviews on a case by case basis but generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted (for example, where minority shareholders’ rights are not adequately protected).

B. Environmental, Social and Corporate Responsibility Issues

Invesco believes that a company’s long-term response to environmental, social and corporate responsibility issues can significantly affect its long-term shareholder value. We recognize that to manage a corporation effectively, directors and management may consider not only the interests of shareholders, but also the interests of employees, customers, suppliers, creditors and the local community, among others. While Invesco generally affords management discretion with respect to the operation of a company’s business, Invesco will evaluate such proposals on a case by case basis and will vote proposals relating to these issues in a manner intended to maximize long-term shareholder value.

C. Capitalization Structure Issues

i. Stock Issuances

Invesco generally supports a board’s decisions about the need for additional capital stock to meet ongoing corporate needs, except where the request could adversely affect Invesco clients’ ownership stakes or voting rights. Some capitalization proposals, such as those to authorize common or preferred stock with special voting rights or to issue additional stock in connection with an acquisition, may require additional analysis. Invesco generally opposes proposals to authorize classes of preferred stock with unspecified voting, conversion, dividend or other rights (“blank check” stock) when they appear to be intended as an anti-takeover mechanism; such issuances may be supported when used for general financing purposes.

ii. Stock Splits

Invesco generally supports a board’s proposal to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given the company’s industry and performance in terms of shareholder returns.

iii. Share Repurchases

Invesco generally supports a board’s proposal to institute open-market share repurchase plans only if all shareholders participate on an equal basis.

D. Corporate Governance Issues

i. Board of Directors

1. Director Nominees in Uncontested Elections

Subject to the other considerations described below, in an uncontested director election for a company without a controlling shareholder, Invesco generally votes in favor of the director slate if it is comprised of at least a majority of independent directors and if the board’s key committees are fully independent, effective and balanced. Key committees include the audit, compensation/remuneration and governance/nominating committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

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2. Director Nominees in Contested Elections

Invesco recognizes that short-term investment sentiments influence the corporate governance landscape and may influence companies in Invesco clients’ portfolios and more broadly across the market. Invesco recognizes that short-term investment sentiment may conflict with long-term value creation and as such looks at each proxy contest matter on a case by case basis, considering factors such as:

•	Long-term financial performance of the company relative to its industry,

•	Management’s track record,

•	Background to the proxy contest,

•	Qualifications of director nominees (both slates),

•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met, and

•	Stock ownership positions in the company.

3. Director Accountability

Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders. Examples include, without limitation, poor attendance (less than 75%, absent extenuating circumstances) at meetings, failing to implement shareholder proposals that have received a majority of votes and/or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.

4. Director Independence

Invesco generally supports proposals to require a majority of directors to be independent unless particular circumstances make this not feasible or in the best interests of shareholders. We generally vote for proposals that would require the board’s audit, compensation/remuneration, and/or governance/nominating committees to be composed exclusively of independent directors since this minimizes the potential for conflicts of interest.

5. Director Indemnification

Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs. As a result, reasonable limitations on directors’ liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors. Invesco, therefore, generally supports proposals to limit directors’ liability and provide indemnification and/or exculpation, provided that the arrangements are limited to the director acting honestly and in good faith with a view to the best interests of the company and, in criminal matters, are limited to the director having reasonable grounds for believing the conduct was lawful.

6. Separate Chairperson and CEO

Invesco evaluates these proposals on a case by case basis, recognizing that good governance requires either an independent chair or a qualified, proactive, and lead independent director.

Voting decisions may take into account, among other factors, the presence or absence of:

•	a designated lead director, appointed from the ranks of the independent board members, with an established term of office and clearly delineated powers and duties;

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•	a majority of independent directors;

•	completely independent key committees;

•	committee chairpersons nominated by the independent directors;

•	CEO performance reviewed annually by a committee of independent directors; and

•	established governance guidelines.

7. Majority/Supermajority/Cumulative Voting for Directors

The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco generally votes in favor of proposals to elect directors by a majority vote. Except in cases where required by law in the jurisdiction of incorporation or when a company has adopted formal governance principles that present a meaningful alternative to the majority voting standard, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco generally opposes such proposals as unnecessary where the company has adopted a majority voting standard. However, Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

8. Staggered Boards/Annual Election of Directors

Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

9. Board Size

Invesco believes that the number of directors is an important factor to consider when evaluating the board’s ability to maximize long-term shareholder value. Invesco approaches proxies relating to board size on a case by case basis but generally will defer to the board with respect to determining the optimal number of board members, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective.

10. Term Limits for Directors

Invesco believes it is important for a board of directors to examine its membership regularly with a view to ensuring that the company continues to benefit from a diversity of director viewpoints and experience. We generally believe that an individual board’s nominating committee is best positioned to determine whether director term limits would be an appropriate measure to help achieve these goals and, if so, the nature of such limits.

ii. Audit Committees and Auditors

1. Qualifications of Audit Committee and Auditors

Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Audit Committee and holds its members accountable for the quality of the company’s financial statements and reports.

2. Auditor Indemnifications

A company’s independent auditors play a critical role in ensuring and attesting to the integrity of the company’s financial statements. It is therefore essential that they perform their work in accordance with the highest standards. Invesco generally opposes proposals that would limit the liability of or indemnify auditors because doing so could serve to undermine this obligation.

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3. Adequate Disclosure of Auditor Fees

Understanding the fees earned by the auditors is important for assessing auditor independence. Invesco’s support for the re-appointment of the auditors will take into consideration the availability of adequate disclosure concerning the amount and nature of audit versus non-audit fees. Invesco generally will support proposals that call for this disclosure if it is not already being made.

E. Remuneration and Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of portfolio companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the client’s investment.

i. Independent Compensation/Remuneration Committee

Invesco believes that an independent, experienced and well-informed compensation/remuneration committee is critical to ensuring that a company’s remuneration practices align with shareholders’ interests and, therefore, generally supports proposals calling for a compensation/remuneration committee to be comprised solely of independent directors.

ii. Advisory Votes on Executive Compensation

Invesco believes that an independent compensation/remuneration committee of the board, with input from management, is generally best positioned to determine the appropriate components and levels of executive compensation, as well as the appropriate frequency of related shareholder advisory votes. This is particularly the case where shareholders have the ability to express their views on remuneration matters through annual votes for or against the election of the individual directors who comprise the compensation/remuneration committee. Invesco, therefore, generally will support management’s recommendations with regard to the components and levels of executive compensation and the frequency of shareholder advisory votes on executive compensation. However, Invesco will vote against such recommendations where Invesco determines that a company’s executive remuneration policies are not properly aligned with shareholder interests or may create inappropriate incentives for management.

iii. Equity Based Compensation Plans

Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include, without limitation, the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability to replenish shares automatically without shareholder approval.

iv. Severance Arrangements

Invesco considers proposed severance arrangements (sometimes known as “golden parachute” arrangements) on a case-by-case basis due to the wide variety among their terms. Invesco acknowledges that in some cases such arrangements, if reasonable, may be in shareholders’ best interests as a method of attracting and retaining high quality executive talent. Invesco generally votes in favor of proposals requiring advisory shareholder ratification of senior executives’ severance agreements while generally opposing proposals that require such agreements to be ratified by shareholders in advance of their adoption.

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v. “Claw Back” Provisions

Invesco generally supports so called “claw back” policies intended to recoup remuneration paid to senior executives based upon materially inaccurate financial reporting (as evidenced by later restatements) or fraudulent accounting or business practices.

vi. Employee Stock Purchase Plans

Invesco generally supports employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price.

F. Anti-Takeover Defenses; Reincorporation

Measures designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they have the potential to create conflicts of interests among directors, management and shareholders. Such measures include adopting or renewing shareholder rights plans (“poison pills”), requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. In determining whether to support a proposal to add, eliminate or restrict anti-takeover measures, Invesco will examine the particular elements of the proposal to assess the degree to which it would adversely affect shareholder rights of adopted. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote. Invesco generally opposes payments by companies to minority shareholders intended to dissuade such shareholders from pursuing a takeover or other changes (sometimes known as “greenmail”) because these payments result in preferential treatment of some shareholders over others.

Reincorporation involves re-establishing the company in a different legal jurisdiction. Invesco generally will vote for proposals to reincorporate a company provided that the board and management have demonstrated sound financial or business reasons for the move. Invesco generally will oppose proposals to reincorporate if they are solely part of an anti-takeover defense or intended to limit directors’ liability.

77

[****FUND NAME HERE****]

A SERIES OF THE CLAYMORE EXCHANGE-TRADED FUND TRUST

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 16, 2018

The undersigned hereby revokes all previous proxies for his/her shares of the Fund named above and appoints                         ,                          and                         , or any one of them, proxies, each with full power of substitution, to vote and act with respect to all shares which the undersigned is entitled to vote at the meeting of shareholders of the Fund named above to be held at 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606 on February 16, 2018 at                  Central Time, including any postponements or adjournments thereof (the “Meeting”) upon the matter set forth [below] and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

Please refer to the Proxy Statement/Prospectus for a discussion of the Proposal.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-888-567-1626. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on February 16, 2018. The proxy statement/prospectus for this meeting is available at:

proxyonline.com/docs/claymoreetftrust.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

[****FUND NAME HERE****]	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign exactly as your name appears on this Proxy. If joint owners, EITHER, may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.	SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Trust’s Board of Trustees, and the proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as specified. If no specification is made, this proxy will be voted “FOR” the proposal. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may properly arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:

		FOR	AGAINST	ABSTAIN
1.	To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund into a corresponding, newly formed series of the PowerShares by Invesco family of funds.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

[****FUND NAME HERE****]

A SERIES OF THE CLAYMORE EXCHANGE-TRADED FUND TRUST 2

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 16, 2018

The undersigned hereby revokes all previous proxies for his/her shares of the Fund named above and appoints                         ,                          and                         , or any one of them, proxies, each with full power of substitution, to vote and act with respect to all shares which the undersigned is entitled to vote at the meeting of shareholders of the Fund named above to be held at 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606 on February 16, 2018 at                  Central Time, including any postponements or adjournments thereof (the “Meeting”) upon the matter set forth [below] and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

Please refer to the Proxy Statement/Prospectus for a discussion of the Proposal.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-888-567-1626. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on February 16, 2018. The proxy statement/prospectus for this meeting is available at:

proxyonline.com/docs/claymoreetftrust2.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

[****FUND NAME HERE****]	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign exactly as your name appears on this Proxy. If joint owners, EITHER, may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.	SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Trust’s Board of Trustees, and the proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as specified. If no specification is made, this proxy will be voted “FOR” the proposal. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may properly arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:   🌑

		FOR	AGAINST	ABSTAIN
1.	To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund into a corresponding, newly formed series of the PowerShares by Invesco family of funds.	○	○	○

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

[****FUND NAME HERE****]

A SERIES OF THE RYDEX ETF TRUST

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 16, 2018

The undersigned hereby revokes all previous proxies for his/her shares of the Fund named above and appoints                         ,                          and                         , or any one of them, proxies, each with full power of substitution, to vote and act with respect to all shares which the undersigned is entitled to vote at the meeting of shareholders of the Fund named above to be held at 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606 on February 16, 2018 at                  Central Time, including any postponements or adjournments thereof (the “Meeting”) upon the matter set forth [below] and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

Please refer to the Proxy Statement/Prospectus for a discussion of the Proposal.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-888-567-1626. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on February 16, 2018. The proxy statement/prospectus for this meeting is available at:

proxyonline.com/docs/rydexetftrust.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

[****FUND NAME HERE****]	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign exactly as your name appears on this Proxy. If joint owners, EITHER, may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.	SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Trust’s Board of Trustees, and the proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as specified. If no specification is made, this proxy will be voted “FOR” the proposal. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may properly arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:

		FOR	AGAINST	ABSTAIN
1.	To approve a proposal to reorganize each Fund into a corresponding fund that will be part of the PowerShares by Invesco family of funds

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

PART C. OTHER INFORMATION

Item 15.	Indemnification.

The Registrant (also, the “Trust”) is organized as a Delaware statutory trust and is operated pursuant to an Agreement and Declaration of Trust, dated October 30, 2015 (the “Declaration of Trust”).

Reference is made to Article IX of the Registrant’s Declaration of Trust:

Subject to the exceptions and limitations contained in this Section 9.5, every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust or the applicable Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust or the applicable Series prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5.

To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Further Indemnification.

Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other Person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Covered Person or other Person. Without limiting the foregoing, the Trust may, in connection with the acquisition of assets subject to liabilities pursuant to Section 4.2 hereof or a merger or consolidation pursuant to Section 10.2 hereof, assume the obligation to indemnify any Person including a Covered Person or otherwise contract to provide such indemnification, and such indemnification shall not be subject to the terms of this Article IX.

Amendments and Modifications.

Without limiting the provisions of Section 11.1(b) hereof, in no event will any amendment, modification or change to the provisions of this Declaration or the Bylaws adversely affect in any manner the rights of any Covered Person to (a) indemnification under Section 9.5 hereof in connection with any proceeding in which such Covered Person becomes involved as a party or otherwise by virtue of being or having been a Trustee, officer or employee of the Trust or (b) any insurance payments under policies maintained by the Trust, in either case with respect to any act or omission of such Covered Person that occurred or is alleged to have occurred prior to the time such amendment, modification or change to this Declaration or the Bylaws.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, (the “1933 Act”) the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the 1933 Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.”

Item 16.	Exhibits.

Exhibit Number	Description

(1)	Agreement and Declaration of Trust of the Registrant, dated October 30, 2015, previously filed as Exhibit (a)(1) with the Registrant’s initial Registration Statement on Form N-1A (File No. 333-221046) with the U.S. Securities and Exchange Commission (the “SEC”) via EDGAR, Accession No. 0001193125-17-315471 on October 20, 2017, is incorporated herein by reference.

(1)(a)	Certificate of Trust previously filed as Exhibit (a)(2) with the Registrant’s initial Registration Statement on Form N-1A (File No. 333-221046) with the U.S. Securities and Exchange Commission (the “SEC”) via EDGAR, Accession No. 0001193125-17-315471 on October 20, 2017, is incorporated herein by reference.

(2)	Amended and Restated By-laws of the Registrant, dated December 14, 2016 and Amended on March 7, 2017, previously filed as Exhibit (b) with the Registrant’s initial Registration Statement on Form N-1A (File No. 333-221046) with SEC via EDGAR, Accession No. 0001193125-17-315471 on October 20, 2017, is incorporated herein by reference.

(3)	Not applicable.

(4)	Form of Agreement and Plan of Reorganization filed as Appendix A to Part A of the Registration Statement on Form N-14, is incorporated herein by reference.

(5)	Articles IV, VIII and IX of the Registrant’s Agreement and Declaration of Trust and Articles V and VII of the Registrant’s Amended and Restated Bylaws define rights of holders of shares.

(6)(a)	Form of Investment Advisory Agreement between the Registrant and Invesco PowerShares Capital Management LLC for unitary fee Funds is filed herewith.

(6)(b)	Form of Investment Advisory Agreement between the Registrant and Invesco PowerShares Capital Management LLC for non-unitary fee Funds is filed herewith.

(6)(c)	Form of Excess Expense Agreement between Registrant and Invesco PowerShares Capital Management LLC is filed herewith.

(7)	Master Distribution Agreement between the Registrant and Invesco Distributors, Inc., to be filed by amendment.

(8)	Not applicable.

(9)	Custody Agreement between the Registrant and The Bank of New York, to be filed by amendment.

(10)	Not applicable.

(11)	Opinion and consent of counsel regarding the legality of securities being issued is filed herewith.

(12)	Opinion and consent of counsel regarding tax consequences related to the Agreement and Plan of Reorganization, to be filed by amendment pursuant to an undertaking.

(13)(a)	Fund Administration and Accounting Agreement between Registrant and The Bank of New York, to be filed by amendment.

(13)(b)	Transfer Agency and Service Agreement between Registrant and The Bank of New York, to be filed by amendment.

(13)(c)	Agreement for Providing Initial Capital, to be filed by amendment.

(14)(a)	Consent of Ernst & Young LLP (Claymore Exchange-Traded Fund Trust and Claymore Exchange-Traded Fund Trust 2) is filed herewith.

(14)(b)	Consent of Ernst & Young LLP (Rydex Exchange-Traded Fund Trust) is filed herewith.

(15)	Not applicable.

(16)	N-14 Powers of Attorney for Messrs. Bagge, Barre, Carome, Kole, Nussbaum, Wilson, Lim, and Wicker are filed herewith.

(17)(a)	Code of Ethics of the Registrant, to be filed by amendment.

(17)(b)	Code of Ethics of Invesco PowerShares Capital Management LLC, to be filed by amendment.

(17)(c)	Code of Ethics of Invesco Advisers, Inc. and Invesco Distributors, to be filed by amendment.

Item 17.	Undertakings.

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant undertakes to file an opinion of counsel supporting the tax matters and consequences to shareholders discussed in the prospectus will be filed by Post-Effective Amendment.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Downers Grove and State of Illinois, on the 21st day of November, 2017.

PowerShares Exchange-Traded Self-Indexed Fund Trust

By:	/s/ Daniel E. Draper
Daniel E. Draper
Title:	President

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Daniel E. Draper Daniel E. Draper	President	November 21, 2017

/s/ Steven M. Hill Steven M. Hill	Treasurer	November 21, 2017

/s/ Anna Paglia Anna Paglia	Secretary	November 21, 2017

*/s/ Ronn R. Bagge Ronn R. Bagge	Trustee	November 21, 2017

*/s/ Todd J. Barre Todd J. Barre	Trustee	November 21, 2017

*/s/ Kevin M. Carome Kevin M. Carome	Trustee	November 21, 2017

*/s/ Marc M. Kole Marc M. Kole	Trustee	November 21, 2017

*/s/ Yung Bong Lim Yung Bong Lim	Trustee	November 21, 2017

*/s/ Philip M. Nussbaum Philip M. Nussbaum	Trustee	November 21, 2017

*/s/ Gary R. Wicker Gary R. Wicker	Trustee	November 21, 2017

*/s/ Donald H. Wilson Donald H. Wilson	Chairman and Trustee	November 21, 2017

*By: /s/ Anna Paglia Anna Paglia		November 21, 2017
Attorney-In-Fact

*	Anna Paglia signs pursuant to powers of attorney incorporated by reference herein.

EXHIBIT INDEX

Number	Exhibit

(6)(a)	Form of Investment Advisory Agreement

(6)(b)	Form of Investment Advisory Agreement

(6)(c)	Form of Excess Expense Agreement

(11)	Opinion and Consent of Counsel

(14)(a)	Consent of Ernst & Young LLP

(14)(b)	Consent of Ernst & Young LLP

(16)	Powers of Attorney